Exhibit 10.03

EXECUTION VERSION

COLLATERAL AGREEMENT

made by

TENNECO INC.,

as Company and as a Borrower,

and certain of its Subsidiaries

in favor of

WILMINGTON TRUST, NATIONAL ASSOCIATION

not individually but solely as Collateral Trustee

Dated as of October 1, 2018

i

ii

SCHEDULES AND ANNEXES

Schedule 1.01A	Pledged Promissory Notes
Schedule 1.01B	Pledged Stock
Schedule 1.01C	Excluded Joint Ventures
Schedule 3.02	Perfection Matters
Schedule 3.06	Intellectual Property
Schedule 3.07	Deposit Accounts
Schedule 3.09	Commercial Tort Claims
Schedule 4.01	Certain Certificated Securities

Exhibit A	Assumption Agreement
Exhibit B	Deposit Account Control Agreement
Exhibit C	Perfection Certificate
Exhibit D-1	List of Material Government Contracts
Exhibit D-2	Assignment of Government Contracts
Exhibit D-3	Notice of Assignment of Government Contracts

iii

COLLATERAL AGREEMENT

COLLATERAL AGREEMENT, dated as of October 1, 2018, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of Wilmington Trust, National Association, as Collateral Trustee (in such capacity, the “Collateral Trustee”), for the benefit of the Credit Facility Secured Parties (such term, and each other capitalized term used herein, having the meaning assigned thereto in Article 1 hereof).

RECITALS

A. Reference is made to that certain Credit Agreement, dated as of October 1, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Tenneco Inc., a Delaware corporation (the “Company”), Tenneco Automotive Operating Company Inc., a Delaware corporation and a Subsidiary of the Company, any other Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties thereto, the Lenders (as defined in the Credit Agreement), and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).

B. Reference is made (I) to that certain Amended and Restated Collateral Trust Agreement, dated as of April 15, 2014 (as amended, supplemented or otherwise modified from time to time (including pursuant to those certain Collateral Trust Joinders (as defined below) and the Collateral Trustee Resignation and Appointment Agreements (as defined below)), the “Collateral Trust Agreement”), among the Company, Federal-Mogul LLC, the other Subsidiaries of the Company party thereto, the Collateral Trustee and each of JPMorgan Chase Bank, N.A. and the Existing Notes Trustees as First Priority Representatives (as therein defined) and (II) to that certain Pari Passu Intercreditor Agreement, dated as of March 30, 2017 (as amended, supplemented or otherwise modified from time to time (including pursuant to the Joinders to Pari Passu Intercreditor Agreement (as defined below)), the “Pari Passu Intercreditor Agreement”), among the Existing Notes Trustees and JPMorgan Chase Bank, N.A. (each as an Authorized Representative, as therein defined), the Collateral Trustee, and acknowledged and agreed to by the Company and the Guarantors party thereto.

C. Reference is made (I) to that certain Collateral Trust Joinder, dated as of March 30, 2017, among Citibank, N.A., as Collateral Trustee (the “Initial Collateral Trustee”) and Wilmington Trust, National Association, as trustee under the Target March 2017 Indenture (the “March 2017 Notes Trustee”) (such joinder, the “March 2017 Notes Collateral Trust Joinder”), pursuant to which the March 2017 Notes Trustee became a party to the Collateral Trust Agreement as a First Priority Representative (as therein defined), (II) to that certain Collateral Trust Joinder, dated as of June 29, 2017, among the Initial Collateral Trustee and The Bank of New York Mellon, London Branch, as trustee under the Target June 2017 Indenture (the “June 2017 Notes Trustee” and, together with the March 2017 Notes Trustee, the “Existing Notes Trustees”) (such joinder, the “June 2017 Notes Collateral Trust Joinder”), pursuant to which the June 2017 Notes Trustee became a party to the Collateral Trust Agreement as a First Priority Representative (as therein defined) and (III) to that certain Collateral Trust Joinder, dated as of the date hereof, among the Collateral Trustee and JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement (such joinder, the “Credit Facility Collateral Trust Joinder” and together with the March 2017 Notes Collateral Trust Joinder and the June 2017 Notes Collateral Trust Joinder, the “Collateral Trust Joinders”), pursuant to which the Administrative Agent shall become a party to the Collateral Trust Agreement as a First Priority Representative (as therein defined).

D. Reference is made (I) to that certain Collateral Trustee Resignation and Appointment Agreement, dated as of February 23, 2018, entered into by and among Bank of America, N.A. (“BANA”), Citibank, N.A. (“Citibank”), each Existing Notes Trustee, in its capacity as a PP&E First Lien Agent (as defined in the Collateral Trust Agreement) and the other parties thereto, pursuant to which BANA replaced Citibank as successor Collateral Trustee under the Collateral Trust Agreement and under each other Collateral Trust Security Document (as defined in the Collateral Trust Agreement) (the “Prior Collateral Trustee Resignation and Appointment Agreement”) and (II) to that certain Collateral Trustee Resignation and Appointment Agreement, dated as of October 1, 2018, entered into by and among Wilmington Trust, National Association (“Wilmington”), Bank of America, N.A. (“BANA”), each Existing Notes Trustee, in its capacity as a PP&E First Lien Agent (as defined in the Collateral Trust Agreement), the Administrative Agent, in its capacity as a PP&E First Lien Agent (as defined in the Collateral Trust Agreement) and the other parties thereto, pursuant to which Wilmington shall replace BANA as successor Collateral Trustee under the Collateral Trust Agreement and under each other Collateral Trust Security Document (as defined in the Collateral Trust Agreement) (the “New Collateral Trustee Resignation and Appointment Agreement” and, together with the Prior Collateral Trustee Resignation and Appointment Agreement, the “Collateral Trustee Resignation and Appointment Agreements”).

E. Reference is made (I) to that certain Joinder No. 1, dated as of June 29, 2017, to the Pari Passu Intercreditor Agreement, among the Initial Collateral Trustee, Credit Suisse AG, Cayman Islands Branch and each Existing Notes Trustee (“Joinder No. 1 to Pari Passu Intercreditor Agreement”), pursuant to which the June 2017 Notes Trustee became a party to the Pari Passu Intercreditor Agreement (as an Additional Senior Class Debt Representative, as therein defined) and (II) to that certain Joinder No. 2, dated as of October 1, 2018, to the Pari Passu Intercreditor Agreement, among the Collateral Trustee, each Existing Notes Trustee and the Administrative Agent (“Joinder No. 2 to Pari Passu Intercreditor Agreement” and, together with Joinder No. 1 to Pari Passu Intercreditor Agreement, the “Joinders to Pari Passu Intercreditor Agreement”), pursuant to which the Administrative Agent shall become a party to the Pari Passu Intercreditor Agreement (as an Additional Senior Class Debt Representative, as therein defined).

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as provided herein.

ARTICLE 1

DEFINED TERMS

Section 1.01. Definitions.

(a) Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

(b) Terms Defined in UCC. Each of the following terms are used herein as defined in the New York UCC: Accounts, Authenticate, Certificated Security, Chattel Paper, Commercial Tort Claim, Documents, Equipment, Farm Products, Instruments, Inventory and Letter-of-Credit Rights, Record and Security.

(c) Additional Definitions. The following additional terms shall have the following meanings:

“Agreement” shall mean this Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Applicable Notice of Event of Default” shall have the meaning set forth in the Collateral Trust Agreement.

“Applicable Representative” shall have the meaning set forth in the Collateral Trust Agreement.

“Assignment of Claims Act” shall mean the Assignment of Claims Act of 1940, as amended, 31 U.S.C. Section 3727 and 41 U.S.C. 6305.

“Closing Date” shall mean October 1, 2018.

“Collateral” shall mean, with respect to each Grantor, all of the following in which such Grantor now has or may hereafter acquire any right, title or interest: all Accounts, Chattel Paper, Commercial Tort Claims, Copyright Licenses, Copyrights, Deposit Accounts, Documents, Equipment, General Intangibles, Instruments, Intellectual Property, Intercompany Loans, Intercompany Notes, Inventory, Investment Property, Letter-of-Credit Rights, Patent Licenses, Patents, Pledged Stock, Trademark Licenses, Trademarks and all other personal property, whether tangible or intangible, not described above in this definition, all books and records pertaining to any of the foregoing and, to the extent not otherwise included in the foregoing, all Proceeds and products of any and all of the foregoing and all collateral, guarantees and other supporting obligations given by any Person with respect to any of the foregoing; provided that (i) Collateral shall in any event not include any Excluded Assets of such Grantor and (ii) so long as such assets do not constitute collateral securing the Existing Indenture Secured Obligations or any Other First Lien Obligations (as defined in the Pari Passu Intercreditor Agreement), the term “Collateral” shall not include, and the grant of a security interest as provided hereunder shall not extend to (I) (x) accounts receivable and related assets transferred or purportedly transferred pursuant to, and in accordance with, a Permitted Receivables Financing (it being understood that each account receivable and related asset of a Grantor that is not transferred or purported to have been transferred pursuant to a Permitted Receivables Financing shall constitute “Collateral” hereunder) and (y) any Deposit Account that is used to hold collections on any of such accounts receivable and related assets described in the foregoing clause (x) or (II) any Company Stock.

“Collateral Trust Agreement” shall have the meaning set forth in the preamble hereto.

“Collateral Trustee” shall have the meaning set forth in the preamble hereto.

“Company” shall have the meaning set forth in the preamble hereto.

“Controlled Deposit Account” shall mean, with respect to each Grantor, a Deposit Account maintained by such Grantor (i) that is subject to a Deposit Account Control Agreement or (ii) as to which the Collateral Trustee is the Depositary Bank’s “customer” (as defined in UCC Section 4-104).

“Copyright Licenses” shall mean, with respect to each Grantor, any written agreement naming such Grantor as licensor or licensee (including, without limitation, those listed in Schedule 3.06), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyrights” shall mean, (i) all copyrights arising under the laws of the United States, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 3.06), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Credit Agreement” shall have the meaning set forth in the preamble hereto.

“Credit Facility Secured Obligations” shall mean with respect to any Grantor, the collective reference to its Primary Obligations and Guarantor Obligations.

“Credit Facility Secured Parties” shall mean the holders of the Credit Facility Secured Obligations, including, without limitation, the Collateral Trustee, the Administrative Agent and the Lenders from time to time.

“Credit Facility Security Interests” shall have the meaning set forth in Section 2.01 hereto.

“Deposit Account” shall have the meaning set forth in the UCC of any applicable jurisdiction and, in any event, shall include, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution. Notwithstanding the foregoing, demand, time, savings, passbook or like accounts established or maintained pursuant to and solely for the purposes of the BMG Cash Pooling Arrangement shall not constitute “Deposit Accounts” of any Group Member.

“Deposit Account Control Agreement” shall mean, with respect to any Deposit Account of any Grantor, a Deposit Account Control Agreement substantially in the form of Exhibit B (with any changes or in such other form that the Collateral Trustee shall have approved at the direction of the Applicable Representative among such Grantor, the Collateral Trustee and the relevant Depositary Bank, (i) providing that such Depositary Bank will comply with instructions originated by the Collateral Trustee directing disposition of the funds in such Deposit Account without further consent by such Grantor and (ii) subordinating to the Credit Facility Security Interests granted hereunder all claims of the Depositary Bank to such Deposit Account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto), in each case as amended, supplemented or otherwise modified from time to time.

“Depositary Bank” shall mean a bank at which a Controlled Deposit Account is maintained.

“Discharge of Credit Facility Secured Obligations” means (a) payment in full of the Loans, the Reimbursement Obligations and the other Obligations (other than obligations under or in respect of Hedge Agreements and other than contingent indemnity obligations not due and payable), (b) termination of the Commitments and (c) that no Letters of Credit shall be outstanding (other than Letters of Credit that are cash collateralized or backstopped on terms reasonably satisfactory to the applicable Issuing Lender).

“Event of Default” shall mean any “Event of Default” under (and as such term is defined in) any Specified Agreement.

“Excluded Assets” shall mean, collectively, with respect to each Grantor, (a) any contract, General Intangible, Copyright License, Patent License or Trademark License (“Intangible Assets”), in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in such Grantor’s right, title and interest in such Intangible Asset (i) is prohibited by any contract, agreement, instrument or indenture governing such Intangible Asset, (ii) would give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder or (iii) is permitted only with the consent of another party, if such consent has not been obtained (except, in the case of clauses (i), (ii) and (iii), to the extent such prohibition, right of termination, or requirement of consent, as applicable, is rendered ineffective by the applicable provisions of the New York UCC or other applicable law); provided that any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture shall not be Excluded Assets, (b) any intent-to-use Trademark application prior to the filing of a “Statement of Use” or an “Amendment to Allege Use” with respect thereto, solely to the extent, if any, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law, (c) all Securitization Assets, (d) Receivables that have been disposed of by a Grantor pursuant to a Factoring Arrangement, (e) Excluded Deposit Accounts, (f) Excluded Joint Ventures, (g) any assets specifically described in Section 7.13 as not being subject to pledge under the Loan Documents and (h) the Capital Stock of any Excluded Subsidiary other than 66  2⁄3% of the issued and outstanding voting Capital Stock and 100% of the issued and outstanding nonvoting Capital Stock of (A) each wholly owned Domestic Subsidiary that is described in clause (v) or (vi) of the definition of “Excluded Subsidiary” that is directly owned by the Company or any Grantor and (B) each wholly owned Foreign Subsidiary that is directly owned by the Company or any Grantor.

“Excluded Deposit Account” shall mean, collectively, (a) Deposit Accounts established solely for the purpose of funding payroll (including salaries and wages and workers’ compensation), payroll taxes and other compensation and benefits (and similar expenses) or for administering foreign tax credits, and (b) any Deposit Account the funds in which consist solely of (i) funds held by Company or any Subsidiary in trust for any director, officer or employee of Company or any Subsidiary or any employee benefit plan maintained by Company or any Subsidiary or (ii) funds representing deferred compensation for the directors, officers and employees of Company and its Subsidiaries. As of the Closing Date, all Excluded Deposit Accounts are listed on Schedule 3.07.

“Excluded Foreign Subsidiary” shall mean at any time (i) any Foreign Subsidiary of a Grantor (other than a Wholly Owned Subsidiary) where such Grantor is prohibited from pledging its ownership interests in such Foreign Subsidiary without the consent of the other owner or owners of such Foreign Subsidiary, (ii) any Foreign Subsidiary where the consent of a Governmental Authority is required for a Grantor to pledge the Capital Stock of such Foreign Subsidiary owned by the Grantor and such consent has not been obtained, which for the avoidance of doubt shall include all Foreign Subsidiaries and Joint Ventures organized under the law of the People’s Republic of China other than Tenneco (China) Co., Ltd., (iii) any Foreign Subsidiary where the Grantors collectively directly own less than 1% of the Capital Stock of such Foreign Subsidiary, (iv) any Foreign Subsidiary with respect to which the Company and the Administrative Agent reasonably determine that the time and expense of implementing a security arrangement is excessive in relation to the benefits of the Lenders in obtaining the same, and (v) any Foreign Subsidiary of a Grantor having total assets (as determined in accordance with GAAP) in an amount of less than 1% of Consolidated Total Assets of the Company; provided, however, that the total assets (as so determined) of all Excluded Foreign Subsidiaries referenced in the foregoing clause (v) shall not exceed 5% of Consolidated Total Assets of the Company. In the event that the total assets of all Excluded Foreign Subsidiaries referenced in clause (v) of the foregoing sentence exceed 5% of Consolidated Total Assets of the Company, the Company will designate in writing to the Administrative Agent Foreign Subsidiaries which would otherwise constitute Excluded Foreign Subsidiaries to be excluded as Excluded Foreign Subsidiaries until such 5% threshold is met.

“Excluded Joint Venture” shall mean (a) each joint venture listed on Schedule 1.01C and (b) each joint venture of a Grantor to the extent the grant by such Grantor of a security interest pursuant to this Agreement in such Grantor’s right, title and interest in such joint venture (i) is prohibited by any contract, agreement, instrument or indenture governing such joint venture, (ii) would give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder or (iii) is permitted only with the consent of another party, if such consent has not been obtained; provided, that the foregoing exclusions shall not apply to the extent that any such prohibition, right to terminate, consent right or other term would be ineffective pursuant to the UCC.

“Existing Indenture Secured Obligations” shall mean all Obligations under the Target Indentures and under the Target Notes, including, in each case, all amounts accruing on or after the commencement of any Insolvency or Liquidation Proceeding relating to any Grantor and all amounts that would have accrued or become due under the terms of the Target Indentures or the Target Notes but for the effect of the Insolvency or Liquidation Proceeding and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency or Liquidation Proceeding.

“Existing Indenture Secured Parties” shall mean the holders of the Existing Indenture Secured Obligations, including, without limitation, the Collateral Trustee, the Existing Notes Trustees and the holders of the Target Notes from time to time.

“Existing Notes Collateral Agreements” shall mean (i) the Collateral Agreement, dated as of March 30, 2017, made by Federal-Mogul LLC and certain of its Subsidiaries in favor of Citibank, N.A., as Collateral Trustee and (ii) the Collateral Agreement, dated as of June 30, 2017, made by Federal-Mogul LLC and certain of its Subsidiaries in favor of Citibank, N.A., as Collateral Trustee, in each case as amended, supplemented or otherwise modified from time to time.

“Existing Notes Trustees” shall have the meaning set forth in the recitals hereto.

“Existing Security Interests” shall have the meaning set forth in Section 2.01 hereto.

“Factoring Arrangements” shall mean any arrangements between a Group Member and a third party (other than an Affiliate) under which the Receivables of such Group Member are factored on a non-recourse basis.

“Federal Government” shall mean the federal government of the United States or any agency or instrumentality thereof.

“Final Release Date” shall mean the date on which the Discharge of Credit Facility Secured Obligations shall have occurred.

“Foreign Subsidiary” shall mean any Subsidiary organized under the laws of any jurisdiction outside the United States.

“Foreign Subsidiary Voting Stock” shall mean the voting Capital Stock of any Foreign Subsidiary.

“General Intangibles” shall mean, with respect to each Grantor, all “general intangibles” as such term is defined in Article 9 of the New York UCC and, in any event, including, without limitation, with respect to such Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder.

“Grantor” shall have the meaning set forth in the preamble hereto.

“Group Members” shall mean Company and its Subsidiaries.

“Guarantor Obligations” shall have the meaning provided in the Guarantee Agreement.

“Intellectual Property” shall mean all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, service marks, trademark and service mark licenses, trade names, technology, know-how, trade secrets and processes, all registrations and applications for registration of any of the foregoing, all goodwill associated with any of the foregoing, and all rights to sue at law or in equity for any infringement or other impairment or violation of any of the foregoing, including the right to receive all proceeds and damages therefrom.

“Intercompany Loans” shall mean the collective reference to all loans and advances, whether or not evidenced by any promissory note or other instrument, made by any Grantor to any Subsidiary, other than such loans and advances in respect of which the pledge thereof would, in the good faith judgment of Company, result in adverse tax consequences to any Group Member.

“Intercompany Notes” shall mean any promissory note or other instrument evidencing an Intercompany Loan that may be issued to, or held by, any Grantor while this Agreement is in effect (including, without limitation, those promissory notes evidencing Intercompany Loans included on Schedule 1.01A).

“Investment Property” shall mean the collective reference to (i) all “investment property” as such term is defined in Article 9 of the New York UCC (other than any voting stock of any Excluded Subsidiary or Capital Stock of any Excluded Joint Venture excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Securities.

“Investment Property Issuer” shall mean with respect to any Investment Property, each issuer of such Investment Property.

“Material Government Contract” shall mean, with respect to each Grantor, a contract between such Grantor and either (i) the Federal Government or (ii) a state or local government of the United States or any agency or instrumentality thereof, that provides for payments to such Grantor in an aggregate amount exceeding $2,000,000.

“Mortgage” means any mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the Collateral Trustee on the Mortgaged Property, in form and substance reasonably satisfactory to the Collateral Trustee and the Administrative Agent.

“Mortgaged Property” means each parcel of real estate required to be encumbered by a Mortgage pursuant to Schedule 5(a) of the Perfection Certificate.

“New York UCC” shall mean the UCC as from time to time in effect in the State of New York.

“Notice of Event of Default” shall have the meaning set forth in the Collateral Trust Agreement.

“Pari Passu Intercreditor Agreement” shall have the meaning set forth in the recitals hereto.

“Patent License” shall mean, with respect to each Grantor, all agreements, whether written or oral, providing for the grant by or to such Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 3.06.

“Patents” shall mean, (i) all letters patent of the United States, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 3.06, (ii) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 3.06, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Perfection Certificate” shall mean, with respect to each Grantor that is a Domestic Subsidiary, a certificate substantially in the form of Exhibit C, completed and supplemented with the schedules contemplated thereby, and signed by an officer of the Company on behalf of such Grantor.

“Permitted Liens” shall mean (i) the Existing Security Interests, (ii) the Credit Facility Security Interests and (iii) any other Liens on the Collateral not prohibited by any Specified Agreement.

“Permitted Securitization Transaction” shall mean one or more securitization transactions permitted under each of the Specified Agreements pursuant to which any Group Member securitizes Receivables and Related Security, including without limitation, as a result of the sale or granting of a Lien on such Receivables and Related Security to any SPV and the contribution of Receivables and Related Security to such SPV.

“Pledged Securities” shall mean the collective reference to the Pledged Stock and the Intercompany Notes.

“Pledged Stock” shall mean the shares of Capital Stock listed on Schedules 1.01B and 1.01C, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided, however, that (i) in no event shall more than 66  2⁄3% of the total outstanding voting and 100% of the total outstanding non-voting Capital Stock of any Excluded Subsidiary constitute Pledged Stock hereunder and under the other Loan Documents, (ii) no Capital Stock of any Excluded Joint Venture shall constitute Pledged Stock hereunder and under the other Loan Documents and (iii) no Capital Stock of any Excluded Foreign Subsidiary shall constitute Pledged Stock hereunder and under the other Loan Documents so long as such Capital Stock does not constitute collateral securing the Existing Indenture Secured Obligations or any Other First Lien Obligations (as defined in the Pari Passu Intercreditor Agreement).

“Primary Obligations” shall mean, with respect to any Grantor, the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of such Grantor (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Lender Hedge Agreement (as defined in the Guarantee Agreement) or Cash

Management Obligations, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Lender Hedge Agreement (including any guarantees of any Borrower of any Lender Hedge Agreements entered into by any Subsidiary), any Cash Management Obligation (including any guarantees of any Borrower of any Cash Management Obligations entered into by any Subsidiary) or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders) that are required to be paid by any Grantor pursuant to the terms of any of the foregoing agreements.

“Proceeds” shall mean all “proceeds” as such term is defined in Article 9 of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Related Security” shall mean, with respect to any Receivables, (a) all Liens and property subject thereto from time to time securing or purporting to secure the payment of such Receivable by the Person obligated thereon, (b) all guaranties, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, (c) all right, title and interest of any Group Member or any SPV in and to any goods (including returned, repossessed or foreclosed goods) the sale of which gave rise to such Receivable; provided that Related Security will not include returned goods only to the extent that all amounts required to be paid pursuant to Securitization Transactions in respect of such goods have been paid, (d) all collections with respect to any of the foregoing, (e) all records with respect to any of the foregoing, and (f) all proceeds of such Receivable or with respect to any of the foregoing.

“Securitization Assets” shall mean (i) all Securitized Receivables; (ii) all Related Security with respect to all Securitized Receivables; (iii) all cash collections and other cash proceeds of Securitized Receivables, including, without limitation, cash proceeds of all Related Security with respect to all Securitized Receivables; (iv) each concentration account, depositary account, lockbox account or similar account in which any cash collections or cash proceeds described in the preceding clause (iii) are collected or deposited and all balances, checks, money orders and other instruments from time to time therein; and (v) all documentation evidencing any Permitted Securitization Transaction.

“Securitized Receivables” shall mean all Receivables that have been sold, transferred or assigned pursuant to a Permitted Securitization Transaction.

“Security Documents” shall mean, collectively (i) the “Security Documents” as defined in the Credit Agreement and (ii) each Deposit Account Control Agreement.

“Specified Agreements” shall mean, collectively, the Credit Agreement, the Target Indentures and the Pari Passu Intercreditor Agreement.

“SPV” shall mean a wholly-owned Subsidiary of Company which is created for the sole purpose of purchasing Receivables from any Group Member as part of a Permitted Securitization Transaction, which engages in no activities other than in connection with the financing of Receivables and which is designated as an SPV by the board of directors of Company.

“Subsidiary Grantors” shall mean, collectively, each Grantor other than the Company.

“Trademark License” shall mean, with respect to any Grantor, any agreement, whether written or oral, providing for the grant by or to such Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 3.06.

“Trademarks” shall mean, (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 3.06, and (ii) the right to obtain all renewals thereof.

Section 1.02. Other Definitional Provisions. (a) The words. “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

ARTICLE 2

GRANTS OF SECURITY INTERESTS

Section 2.01. Grants of Security Interests. Each Grantor, pursuant to the Existing Notes Collateral Agreements, has granted to the Collateral Trustee for the benefit of the Existing Indenture Secured Parties as security for such Grantors’ Existing Secured Obligations, a security interest in all right, title and interest of such Grantor in all Collateral, whether then existing or thereafter acquired (the “Existing Security Interests”). Pursuant to this Agreement, each Grantor hereby grants to the Collateral Trustee for the benefit of the Credit Facility Secured Parties, as security for such Grantor’s Credit Facility Secured Obligations, a security interest in all right, title and interest of such Grantor in all Collateral, whether now existing or hereafter acquired (the security interests granted hereby to secure the Credit Facility Secured Obligations, the “Credit Facility Security Interests”).

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Each Grantor hereby represents and warrants to the Collateral Trustee and the Credit Facility Secured Parties that:

Section 3.01. Title; No Other Liens. Such Grantor owns or has rights in each item of its Collateral free and clear of any and all Liens or claims of others other than Permitted Liens. To the knowledge of each Grantor, no financing statement, security agreement, mortgage or other public notice, in any such case authorized by any such Grantor, with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed with respect to Permitted Liens.

Section 3.02. Perfected Security Interests.

(a) Each Credit Facility Security Interest, upon execution and delivery of the Collateral Trust Joinder and completion of the filings and other actions specified on Schedule 3.02 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Collateral Trustee in completed and duly executed form) will constitute valid, perfected (to the extent it can be perfected by the completion of such filings and other applicable actions under applicable law), separate and distinct security interests in all of the Collateral in favor of the Collateral Trustee, for the benefit of the Credit Facility Secured Parties that are secured parties with respect to the Credit Facility Security Interests, as collateral security for the Credit Facility Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor.

(b) The Credit Facility Security Interests are prior to all other Liens on the Collateral except for other Permitted Liens described in clauses (i) and (ii) of the definition thereof which have priority over, or parity with, the Credit Facility Security Interests by operation of law; provided that no representations are made with respect to the requirements of any laws of any jurisdiction other than the United States or any State thereof with respect to the perfection or priority of the Credit Facility Security Interests.

Section 3.03. Perfection Certificate. Such Grantor (if a Domestic Subsidiary) has delivered a Perfection Certificate to the Collateral Trustee. The information set forth therein is correct and complete as of the date hereof.

Section 3.04. Farm Products. None of the Collateral of such Grantor constitutes, or is the Proceeds of, Farm Products.

Section 3.05. Pledged Securities. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Investment Property Issuer owned by such Grantor; provided that with respect to each Investment Property Issuer which is an Excluded Subsidiary, not more than 66 2⁄3% of the voting and 100% of the nonvoting stock of any such Investment Property Issuer is pledged hereunder.

(b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and non-assessable.

(c) Each of the Intercompany Notes, when issued, will constitute the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Permitted Liens.

Section 3.06. Intellectual Property. (a) Schedule 3.06 lists all Intellectual Property consisting of United States Patents, Trademarks and Copyrights, applications for United States Patents, and applications for registration of United States Trademarks and Copyrights, and each Patent License, Trademark License and Copyright License in respect of which the annual license payment is greater than $2,000,000, in each case owned by such Grantor in its own name (or in the name of a predecessor entity or in a prior name) on the date hereof.

(b) Each Grantor owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property by such Grantor or the validity or effectiveness of any Intellectual Property owned by such Grantor, nor does Company know of any valid basis for any such claim. To the knowledge of Company, the use of Intellectual Property by each Grantor does not infringe on the rights of any Person in any material respect.

(c) Except as set forth in Schedule 3.06, on the date hereof, none of the Intellectual Property is the subject of any material licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

Section 3.07. Deposit Accounts. On the date hereof, all Deposit Accounts (including Excluded Deposit Accounts) of such Grantor are listed in Schedule 3.07.

Section 3.08. Material Government Contracts. (a) Exhibit D-1 lists all Material Government Contracts to which such Grantor is a party as of the date hereof. Such Grantor has executed and delivered to the Collateral Trustee assignments and notices of assignment, substantially in the forms of Exhibits D-2 and D-3, with respect to each of its Material Government Contracts with the Federal Government.

(b) When any notice of assignment referred to in Section 3.08(a) or Section 4.11(a) is filed with the governmental authority or agency or other office described therein, the Credit Facility Security Interests will constitute a valid assignment of the Material Government Contract identified therein, to the extent that such validity is governed by the Assignment of Claims Act.

Section 3.09. Commercial Tort Claims. On the date hereof, all Commercial Tort Claims held by such Grantor are listed in Schedule 3.09.

Section 3.10. Pledged Promissory Notes. On the date hereof, all promissory notes evidencing amounts owed to any Grantor are set forth on Schedule 1.01A.

ARTICLE 4

COVENANTS

Each Grantor covenants and agrees with the Collateral Trustee and the Credit Facility Secured Parties that, from and after the Closing Date until the Final Release Date:

Section 4.01. Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Collateral Trustee, duly indorsed to the Collateral Trustee, to be held as Collateral pursuant to this Agreement.

Section 4.02. [Reserved].

Section 4.03. [Reserved].

Section 4.04. Maintenance of Perfected Security Interests. Such Grantor shall maintain each of the Credit Facility Security Interests as perfected security interests having at least the priority described in Section 3.02 and shall defend the Credit Facility Security Interests against the claims and demands of all Persons whomsoever (other than with respect to claims and demands by the beneficiaries of any Credit Facility Security Interests granted or permitted hereunder). Without limiting the generality of the foregoing, such Grantor agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Collateral now existing or hereafter created meeting the requirements of applicable state or federal law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfected the Credit Facility Security Interests in the Collateral, and to deliver a file stamped copy of each such financing statement or other evidence of filing to the Collateral Trustee promptly after each such filing. The Collateral Trustee shall be under no obligation whatsoever to file such financing or continuation statements or to make any other filing under the UCC or any other applicable law in connection with the Collateral.

Section 4.05. Changes in Locations, Name, etc. Such Grantor will not, except upon prior written notice to the Collateral Trustee and delivery to the Collateral Trustee of all additional executed financing statements and other documents that are necessary, or that are reasonably requested by the Collateral Trustee to maintain the validity, perfection and priority of the security interests provided for herein: (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 3.03, or (ii) change its name, identity or corporate or other organizational structure.

Section 4.06. Notices. Promptly after having knowledge thereof, such Grantor will notify in writing the Collateral Trustee and the Administrative Agent, in reasonable detail, of:

(a) any Lien (other than Permitted Liens) on any of the Collateral which would adversely affect, in a material respect, the ability of the Collateral Trustee to exercise any of its remedies hereunder; and

(b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

Section 4.07. Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Investment Property Issuer pledged by a Grantor, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Investment Property, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Collateral Trustee, hold the same in trust for the Collateral Trustee and deliver the same forthwith to the Collateral Trustee in the exact form received, duly indorsed by such Grantor to the Collateral Trustee, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor (if required to perfect the Collateral Trustee’s Lien over such Investment Property), to be held by the Collateral Trustee, subject to the terms hereof, as additional collateral security for the Credit Facility Secured Obligations of such Grantor. At all times while an event of default has occurred and is continuing under the provisions of the Credit Agreement or any other Loan Documents and subject to the Pari Passu Intercreditor Agreement, any sums paid upon or in respect of the Investment Property pledged by such Grantor upon the liquidation or dissolution of any Investment Property Issuer shall be paid over to the Collateral Trustee to be held by it hereunder as additional collateral security for the Credit Facility Secured Obligations of such Grantor, and in case any distribution of capital shall be made on or in respect of the Investment Property pledged by such Grantor or any property shall be distributed upon or with respect to the Investment Property pledged by such Grantor pursuant to the recapitalization or reclassification of the capital of any Investment Property Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Trustee, be delivered to the Collateral Trustee to be held by it hereunder as additional collateral security for the Credit Facility Secured Obligations of such Grantor. If any sums of money or property so paid or distributed in respect of the Investment Property pledged by a Grantor shall be received by such Grantor while an event of default has occurred and is continuing under the provisions of the Loan Documents, such Grantor shall, until such money or property is paid or delivered to the Collateral Trustee, hold such money or property in trust for the Collateral Trustee, segregated from other funds of such Grantor, as additional collateral security for the Credit Facility Secured Obligations of such Grantor, in each case subject to the Pari Passu Intercreditor Agreement.

(b) In the case of each Grantor which is an Investment Property Issuer, such Investment Property Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Trustee promptly in writing of the occurrence of any of the events described in Section 4.07(a) with respect to the Investment Property issued by it and (iii) the terms of Section 5.01(b) shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.01(b) with respect to the Investment Property issued by it.

Section 4.08. Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each Trademark owned by such Grantor that is material to Company and its Subsidiaries, taken as a whole (a “Material Trademark”) in order to maintain such Material Trademark in full force free from any claim of abandonment for non-use, (ii) use such Material Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law and (iii) not (and not permit any licensee or sub-licensee thereof to) knowingly do any act or knowingly omit to do any act whereby such Material Trademark may become invalidated or impaired in any material respect.

(b) Such Grantor (either itself or through licensees) will not knowingly do any act, or knowingly omit to do any act, whereby any Patent owned by such Grantor that is material to Company and its Subsidiaries, taken as a whole (a “Material Patent”) may become forfeited, abandoned or dedicated to the public.

(c) Such Grantor (either itself or through licensees) will not knowingly do any act or knowingly omit to do any act whereby any Copyright owned by such Grantor that is material to Company and its Subsidiaries, taken as a whole (a “Material Copyright”) may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) knowingly do any act whereby any Material Copyright may fall into the public domain.

(d) Such Grantor (either itself or through licensees) will not knowingly do any act or omit to do any act if the performance or nonperformance of such act could reasonably be expected to result in a material infringement to the Intellectual Property of any Person.

(e) Such Grantor will notify the Collateral Trustee and the Administrative Agent immediately if it knows that any application or registration relating to any Intellectual Property owned by such Grantor that is material to Company and its Subsidiaries, taken as a whole (“Material Intellectual Property”), may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) challenging such Grantor’s ownership of, or the validity of, any such Material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(f) If during any fiscal quarter such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for a Patent with the United States Patent and Trademark Office, or an application for the registration of any Trademark or Copyright with the United States Patent and Trademark Office or the United States Copyright Office, respectively, (ii) otherwise acquire any Patent or Trademark issued by, registered with, or applied for in the United States Patent and Trademark Office, or any Copyright registered with or applied for in the United States Copyright Office, or (iii) file a “Statement of Use” or an “Amendment to Allege Use” with respect to any intent-to-use Trademark application owned by such Grantor, such Grantor shall report such acquisition or filing to the Collateral Trustee and the Administrative Agent within 45 days after the last day of such fiscal quarter. Upon request of the Collateral Trustee (acting at the direction of the Administrative Agent), such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Trustee may reasonably request to evidence the Collateral Trustee’s security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(h) In the event that any Material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Material Intellectual Property (which may include the grant of a license to such third party).

Section 4.09. Deposit Accounts. Each Grantor will ensure that (i) each Deposit Account (other than Excluded Deposit Accounts) of such Grantor in existence on the Closing Date (or on the date on which such Grantor becomes a “Grantor” hereunder, as the case may be) shall at all times be a Controlled Deposit Account and (ii) each Deposit Account (other than Excluded Deposit Accounts) of such Grantor established after the Closing Date (or after the date on which such Grantor becomes a “Grantor” hereunder, as the case may be) shall be a Controlled Deposit Account within 20 days after such Deposit Account is established (or such longer period of time as the Collateral Trustee shall agree in its reasonable discretion); provided however that the foregoing shall be subject to any post-close periods following the Closing Date permitted in the Credit Agreement for execution of control agreements with respect to the Deposit Accounts.

Section 4.10. Receivables.

(a) While an Applicable Notice of Event of Default shall be in effect, the Collateral Trustee shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Trustee, acting at the direction of the Applicable Representative, may require in connection with such test verifications.

(b) [Reserved].

(c) Subject to the provisions of Section 5.05, each Grantor is authorized to continue to collect such Grantor’s Receivables in accordance with its customary practices, at its own expense, and to adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, all in accordance with its customary practices.

(d) At the Collateral Trustee’s request (acting at the direction of the Administrative Agent), each Grantor shall deliver to the Collateral Trustee all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

(e) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables (or any agreement giving rise thereto) to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Trustee nor any Credit Facility Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by any Credit Facility Secured Party of any payment relating thereto.

Section 4.11. Material Government Contracts.

(a) Each Grantor will promptly amend and supplement Exhibit D-1 to include each Material Government Contract entered into by it after the Closing Date, by delivering to the Collateral Trustee a supplemental schedule of Material Government Contracts. Concurrently therewith, such Grantor will execute and deliver to the Collateral Trustee assignments and notices of assignment, substantially in the forms of Exhibits D-2 and D-3, with respect to each Material Government Contract with the Federal Government listed on such supplemental schedule.

(b) Each Grantor will, from time to time, execute and file (and deliver copies thereof to the Collateral Trustee) all assignments, notices of assignment and other documents required to be filed with any state or local government or agency to insure that such Grantor’s Material Government Contracts with such government or agency are validly assigned to the Collateral Trustee to the extent that such validity is governed by applicable provisions of state or local law.

Section 4.12. Commercial Tort Claims. Each Grantor agrees that within 10 days of the identification of the existence of any Commercial Tort Claim, such Grantor shall notify the Collateral Trustee of such Commercial Tort Claim, and shall execute such additional documents as shall be required to ensure that such Commercial Tort Claim is subject to each of the Credit Facility Security Interests hereunder.

ARTICLE 5

REMEDIAL PROVISIONS

Section 5.01. Investment Property, Including Pledged Stock. (a) Unless an Applicable Notice of Event of Default shall be in effect and the Collateral Trustee shall have given notice to the relevant Grantor of the Collateral Trustee’s intent to exercise its corresponding rights pursuant to Section 5.01(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Investment Property, paid in the ordinary course of business of the relevant Investment Property Issuer, to the extent permitted under the Specified Agreements, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided that no vote shall be cast or corporate or other organizational right exercised or other action taken which, as the Collateral Trustee shall be advised by the Administrative Agent, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement or any Specified Agreement.

(b) If an Applicable Notice of Event of Default shall be in effect and the Collateral Trustee shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, subject to the Pari Passu Intercreditor Agreement, (i) the Collateral Trustee shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property pledged by a Grantor and make application thereof as specified in Section 3.04 of the Collateral Trust Agreement, and (ii) any or all of the Investment Property pledged by a Grantor shall be registered in the name of the Collateral Trustee or its nominee, and the Collateral Trustee or its nominee may (but shall not be obligated to) during such period exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Investment Property Issuer or Investment Property Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Investment Property Issuer, or upon the exercise by any Grantor or the Collateral Trustee of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Trustee may determine), all without liability except to account for property actually received by it, but the Collateral Trustee shall have no duty to any Grantor or Secured Party to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c) Each Grantor hereby authorizes and instructs each Investment Property Issuer of any Investment Property pledged by such Grantor hereunder to, subject to the Pari Passu Intercreditor Agreement, (i) comply with any instruction received by it from the Collateral Trustee in writing that (x) states that an Applicable Notice of Event of Default is in effect and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Investment Property Issuer shall be fully protected in so complying, and (ii) if an Applicable Notice of Event of Default is in effect, pay any dividends or other payments with respect to such Investment Property directly to the Collateral Trustee.

Section 5.02. Proceeds To Be Turned Over to Collateral Trustee. If an Applicable Notice of Event of Default shall be in effect, all Proceeds paid in respect of any Collateral received by any Grantor consisting of cash, checks and other similar items shall be held by such Grantor in trust for the Collateral Trustee, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Trustee in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Trustee, if required) subject to the Pari Passu Intercreditor Agreement.

Section 5.03. Application of Proceeds.

(a) All Proceeds of the Collateral received by the Collateral Trustee hereunder shall be held and applied in accordance with Section 3.04 of the Collateral Trust Agreement.

(b) At such intervals as may be agreed upon by the Company and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent may apply all or any part of Proceeds received by the Administrative Agent from the Collateral Trustee in accordance with Section 3.04 of the Collateral Trust Agreement in payment of the Obligations in the following order:

First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Lenders according to the amounts of the Obligations then due and owing and remaining unpaid to the Lenders;

Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Lenders according to the amounts of the Obligations then held by the Lenders; and

Fourth, any balance remaining after the Obligations shall have been paid in full (other than obligations under or in respect of Hedge Agreements and other than contingent indemnity obligations not due and payable), no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.

Section 5.04. UCC and Other Remedies. If an Applicable Notice of Event of Default is in effect, the Collateral Trustee, on behalf of the Credit Facility Secured Parties, may (but shall not be obligated to) exercise (subject to the Pari Passu Intercreditor Agreement, and in accordance with the Collateral Trust Agreement), in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Credit Facility Secured Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Trustee or any Credit Facility Secured Party or elsewhere upon such terms and conditions and prices as it may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Trustee or any Credit Facility Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Trustee’s request, to assemble the Collateral and make it available to the Collateral Trustee at places which the Collateral Trustee shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Trustee shall apply the net proceeds of any action taken by it pursuant to this Section 5.04, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Trustee and the Credit Facility Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Credit Facility Secured Obligations, in the order specified in the Collateral Trust Agreement, and only after such application and after the payment by the Collateral Trustee of any other amount required by any provision of law, including, without limitation, Article 9 of the New York UCC, shall the Collateral Trustee account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Trustee or any Credit Facility Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

Section 5.05. Certain Matters Relating to Receivables. While an Applicable Notice of Event of Default shall be in effect, each Grantor will, if requested to do so by the Collateral Trustee, promptly notify (and such Grantor authorizes the Collateral Trustee so to notify) each account debtor in respect of any of its Receivables that such Receivables have been assigned to the Collateral Trustee hereunder, and that any payments due or to become due in respect of such Receivables are to be made directly to the Collateral Trustee or its designee, as instructed by the Collateral Trustee.

Section 5.06. Certain Matters Relating to Material Government Contracts. While an Applicable Notice of Event of Default shall be in effect, the Collateral Trustee may, at the Grantors’ expense: (i) cause to be filed, delivered and recorded with the Federal Government in accordance with the Assignment of Claims Act any or all assignments and/or notices of assignment executed and delivered to the Collateral Trustee pursuant to Section 3.08(a) and Section 4.11(a); and (ii) cause to be filed, delivered and/or recorded with the relevant state or local government or agency any or all assignments, notices of assignment and/or other documents executed and delivered to the Collateral Trustee pursuant to Section 4.11(b).

Section 5.07. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Trustee to exercise rights and remedies under this Agreement, and in accordance with the Pari Passu Intercreditor Agreement, each Grantor, solely during the continuance of an Event of Default, grants to the Collateral Trustee an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, solely in connection with Collateral Trustee’s exercise of its rights to the Collateral; provided, however, that nothing in this Section 5.07 shall require a Grantor to grant any license that (a) violates the terms of any agreement between a Grantor and a third party governing the applicable Grantor’s use of such Collateral consisting of Intellectual Property, or gives such third party any right of acceleration, modification or cancellation therein, or (b) is prohibited by any Requirements of Law; provided further that such licenses to be granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. The use of such license by the Collateral Trustee may only be exercised, at the option of the Collateral Trustee, during the continuation of an Event of Default; provided further that any license, sublicense or other transaction entered into by the Collateral Trustee in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

ARTICLE 6

THE COLLATERAL TRUSTEE

Section 6.01. Collateral Trustee’s Appointment as Attorney-in-fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact while an Applicable Notice of Event of Default is in effect, with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Trustee the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following while an Applicable Notice of Event of Default is in effect:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise as the Collateral Trustee (acting at the direction of the Applicable Representative) may deem as necessary for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Trustee may reasonably request to evidence the Collateral Trustee’s and the Credit Facility Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 5.04, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Trustee or as the Collateral Trustee shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Trustee (acting at the direction of the Applicable Representative) may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Trustee (acting in consultation with the Applicable Representative) shall in its reasonable discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and do, at the Collateral Trustee’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Trustee may reasonably deem necessary to protect, preserve or realize upon the Collateral and the Collateral Trustee’s and the Credit Facility Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Trustee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Collateral Trustee incurred in connection with actions undertaken as provided in this Section 6.01, together with interest thereon at a rate per annum equal to 2%, from the date of payment by the Collateral Trustee to the date reimbursed by the relevant Grantor, shall be promptly paid by such Grantor to the Collateral Trustee on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 6.02. Duty of Collateral Trustee. (a) The Collateral Trustee’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Article 9 of the New York UCC or otherwise, shall be as provided in the Collateral Trust Agreement. Neither the Collateral Trustee, any Credit Facility Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Trustee and the Credit Facility Secured Parties hereunder are solely to protect the Collateral Trustee’s and the Credit Facility Secured Parties’ interests in the Collateral and shall not impose any duty upon the Collateral Trustee or any Credit Facility Secured Party to exercise any such powers. The Collateral Trustee and the Credit Facility Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

(b) Any other provision of this Agreement notwithstanding, neither the Collateral Trustee nor the Administrative Agent shall be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral.

(c) Neither the Collateral Trustee nor the Administrative Agent shall be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Credit Facility Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, or willful misconduct on the part of the Collateral Trustee, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral.

(d) The Collateral Trustee shall be under no obligation to exercise any of its rights or powers vested in it by this Agreement (subject to the Pari Passu Intercreditor Agreement), at the request, order or direction of the Administrative Agent or Credit Facility Secured Party, pursuant to the provisions of this Agreement, unless the Administrative Agent or Credit Facility Secured Party shall have offered to the Collateral Trustee security or indemnity satisfactory to the Collateral Trustee against the losses costs, expenses and liabilities (including, without limitation, reasonable attorneys’ fees) which might be incurred therein or thereby.

(e) The Collateral Trustee shall have no duty to act outside of the United States in respect of any Collateral located in any jurisdiction other than the United States (“Foreign Collateral”) but shall, at the specific request of the Administrative Agent, appoint a person or persons to act on behalf of the Credit Facility Secured Parties with respect to such Foreign Collateral. Such person or persons (provided the same are reasonably acceptable to the Collateral Trustee) and the Collateral Trustee shall enter into a collateral assignment pledge agreement, mortgage, enforcing document or other security agreement purporting to relate to the Credit Facility Security Interest in such item of Foreign Collateral pursuant to which such person or persons shall exercise the rights and remedies of the Collateral Trustee and the Credit Facility Secured Parties in the Foreign Collateral for their respective benefit.

(f) In exercising any right, power or discretion under this Agreement and any other Security Document, the Collateral Trustee shall be entitled to seek the direction of the Administrative Agent.

Section 6.03. Execution of Financing Statements. Pursuant to Article 9 of the New York UCC and any other applicable law, each Grantor authorizes the Collateral Trustee to file or record, or cause to be filed or recorded, financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as shall be appropriate to perfect the security interests of the Collateral Trustee under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

Section 6.04. Authority of Collateral Trustee. Each Grantor acknowledges that the rights and responsibilities of the Collateral Trustee under this Agreement with respect to any action taken by the Collateral Trustee or the exercise or non-exercise by the Collateral Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Trustee and the Credit Facility Secured Parties, be governed by the Collateral Trust Agreement, the Pari Passu Intercreditor Agreement, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Trustee and the Grantors, the Collateral Trustee shall be conclusively presumed to be acting as agent for the Credit Facility Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority. The Grantors and the Credit Facility Secured Parties acknowledge that the rights, privileges, protections, immunities and benefits given to the Collateral Trustee under the Collateral Trust Agreement, including, without limitation, its right to be indemnified, are hereby incorporated herein by reference thereto as if set forth herein in full.

ARTICLE 7

MISCELLANEOUS

Section 7.01. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by an instrument in writing executed by the Grantors and by the Collateral Trustee (pursuant to instructions given in accordance with the Collateral Trust Agreement).

Section 7.02. Notices. All notices, requests and demands to or upon the Collateral Trustee or any Grantor hereunder shall be effected in the manner provided for in Section 6.01 of the Collateral Trust Agreement; provided that any such notice, request or demand to or upon any Subsidiary Grantor shall be addressed to such Subsidiary Grantor c/o Company and that any such notice, request or demand to or upon the Collateral Trustee shall be addressed to the Collateral Trustee at its notice address set forth in the Collateral Trust Agreement.

Section 7.03. No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Trustee nor any Credit Facility Secured Party shall by any act (except by a written instrument pursuant to Section 7.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Trustee or any Credit Facility Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Trustee or any Credit Facility Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Trustee or such Credit Facility Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 7.04. Successors and Assigns. This Agreement shall be binding upon the successors and permitted assigns of each Grantor and shall inure to the benefit of the Collateral Trustee and the Credit Facility Secured Parties and their successors and permitted assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Trustee or as otherwise expressly permitted in the Credit Agreement.

Section 7.05. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7.06. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.07. Section Headings. The Section headings used in this Agreement are solely for convenience of reference only and shall not constitute a part of this Agreement or affect the meaning, construction or effect of any provision hereof.

Section 7.08. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7.09. Submission to Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Security Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; provided, that nothing contained herein or in any other Security Document will prevent the Collateral Trustee or any Credit Facility Secured Party from bringing any action to enforce any award or judgment or exercise any right under the Security Documents or against the Collateral or any other property of any Grantor in any other forum in which jurisdiction can be established;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 7.02 or at such other address of which the Collateral Trustee shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 7.09 any special, exemplary, punitive or consequential damages.

Section 7.10. Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the Credit Agreement and the other Security Documents to which it is a party;

(b) neither the Collateral Trustee nor any Credit Facility Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement, the Specified Agreements or the other Security Documents, and the relationship between the Grantors, on the one hand, and the Collateral Trustee and Credit Facility Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by any of the Specified Agreements or other Security Documents, or otherwise exists by virtue of the transactions contemplated hereby among the Credit Facility Secured Parties or among the Grantors and the Credit Facility Secured Parties.

Section 7.11. Additional Grantors. Each Subsidiary of Company that is required to become a party to this Agreement pursuant to any Specified Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Exhibit A hereto. For the avoidance of doubt, only Domestic Loan Parties shall be parties to this Agreement (unless the Administrative Agent and the Company otherwise agree, in which case this Agreement shall be amended in accordance with Sections 2.29(d) and Section 10.1(b)(iii) of the Credit Agreement to reflect such terms and limitations with respect to any Foreign Loan Parties (subject to applicable legal, tax, accounting, regulatory and other similar considerations) as the Administrative Agent and the Company shall reasonably agree).

Section 7.12. Termination of Security Interests; Release of Collateral.

(a) The Credit Facility Security Interests shall terminate on the Final Release Date.

(b) Notwithstanding anything herein to the contrary, this Agreement shall not apply and shall cease to be effective, without delivery of any instrument or performance of any act by any party, upon the occurrence and during the continuation of a Suspension Period Event; provided that this Agreement shall be automatically reinstated and shall become immediately effective, without delivery of any instrument or performance of any act by any party, at any time that the requirements of a Suspension Period Event are no longer satisfied.

(c) [Reserved].

(d) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement (but other than to any other Grantor), including pursuant to Section 7.5(t) or Section 7.5(z) thereof in connection with or in contemplation of the Spin-Off, then the Credit Facility Security Interests on such Collateral (but not on any Proceeds thereof) shall be automatically released upon the consummation of such sale, transfer or other disposition. The Collateral Trustee, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable to evidence the release of the Credit Facility Security Interests on such Collateral effected pursuant to this Section 7.12(d); provided that as a condition precedent to the execution of any such releases or other documents, Company shall have delivered to the Collateral Trustee and to the Administrative Agent, at least 10 Business Days prior to the date of the relevant proposed release pursuant to this Section 7.12(d), a written request for release identifying the relevant Grantor, together with a certification by Company stating that such transaction is in compliance with the Credit Agreement.

(e) If (x)(i) all the Capital Stock of a Subsidiary Grantor shall be sold, transferred or otherwise disposed of (but other than to any other Grantor), (ii) a Subsidiary Grantor shall enter into any merger, consolidation or amalgamation with a Person that is not a Grantor (and is not required to be a Grantor) and such Subsidiary Grantor is not the survivor of such merger, consolidation or amalgamation, or (iii) a Subsidiary Grantor shall liquidate, wind up or dissolve itself (or be liquidated or dissolved), in the case of each of clauses (i), (ii) and (iii) pursuant to a transaction permitted by the Credit Agreement, including pursuant to Section 7.5(t) or Section 7.5(z) thereof in connection with or in contemplation of the Spin-Off, or (y) a Subsidiary Grantor is designated an “Unrestricted Subsidiary” in accordance with Section 6.10 of the Credit Agreement and the definition of “Unrestricted Subsidiary” in the Credit Agreement, in each case such Subsidiary Grantor shall be automatically released from its obligations hereunder. The Collateral Trustee, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable to evidence the release of the Credit Facility Security Interests on such Collateral effected pursuant to this Section 7.12(e); provided that as a condition precedent to the execution of any such releases or other documents, Company shall have delivered to the Collateral Trustee and to the Administrative Agent, at least 10 Business Days prior to the date of the relevant proposed release pursuant to this Section 7.12(e), a written request for release identifying the relevant Subsidiary Grantor, together with a certification by Company stating that such transaction is in compliance with the Credit Agreement.

(f) Upon the termination of any Credit Facility Security Interests in accordance with any of clauses (a), (d) and (e) above and upon the occurrence and during the continuation of a Suspension Period Event in accordance with clause (b) above, the Collateral shall be released from such Credit Facility Security Interests, all without delivery of any instrument or performance of any act by any party; provided that, to the extent such Collateral was released from the Credit Facility Security Interests upon the occurrence and during the continuation of a Suspension Period Event in accordance with clause (b) above, such Credit Facility Security Interests shall be automatically reinstated, granted and shall become immediately effective, all without delivery of any instrument or performance of any act by any party, at any time that the requirements of a

Suspension Period Event are no longer satisfied. Upon the occurrence of the Final Release Date, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Trustee and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the relevant Grantors. At the request and sole expense of any Grantor following the Final Release Date, the Collateral Trustee shall deliver to such Grantor any Collateral held by the Collateral Trustee hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. In addition, the Collateral Trustee shall release the Collateral as provided in Section 6.10 of the Collateral Trust Agreement.

(g) Upon the termination of any Credit Facility Security Interests in accordance with clause (a) above and upon the occurrence and during the continuation of a Suspension Period Event in accordance with clause (b) above, at the request and sole expense of any Grantor, the Collateral Trustee shall execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination of the Credit Facility Security Interests; provided that, to the extent such Credit Facility Security Interests were terminated upon the occurrence and during the continuation of a Suspension Period Event in accordance with clause (b) above, within fifteen (15) Business Days after the first date that the requirements of such Suspension Period Event are no longer satisfied, each Grantor shall (i) execute and deliver to the Collateral Trustee such amendments to this Agreement or such other documents as are necessary or advisable to grant to the Collateral Trustee, for the benefit of the Credit Facility Secured Parties, a security interest in the Collateral and (ii) take all actions necessary or advisable to grant to the Collateral Trustee, for the benefit of the Credit Facility Secured Parties, a perfected security interest in the Collateral having at least the priority described in Section 3.02, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by this Agreement or by law or as may be reasonably requested by the Administrative Agent or the Collateral Trustee.

(h) The Collateral Trustee will, at any time, upon the written instruction of the Administrative Agent, at the sole expense of the relevant Grantor, execute and deliver to the relevant Grantor all releases or other documents reasonably necessary or desirable for any release contemplated above in this Section 7.12 of the Credit Facility Security Interests securing the Credit Facility Secured Obligations with respect to which the Administrative Agent is the Administrative Agent in the Collateral specified by the Administrative Agent in such instruction; provided that, to the extent such Credit Facility Security Interests were released upon the occurrence and during the continuation of a Suspension Period Event in accordance with clause (b) above, within fifteen (15) Business Days after the first date that the requirements of such Suspension Period Event are no longer satisfied, each Grantor shall (i) execute and deliver to the Collateral Trustee such amendments to this Agreement or such other documents as are necessary or advisable to grant to the Collateral Trustee, for the benefit of the Credit Facility Secured Parties, a security interest in the Collateral and (ii) take all actions necessary or advisable to grant to the Collateral Trustee, for the benefit of the Credit Facility Secured Parties, a perfected security interest in the Collateral having at least the priority described in Section 3.02, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by this Agreement or by law or as may be reasonably requested by the Administrative Agent or the Collateral Trustee.

(i) By acceptance of the benefits hereof, each Credit Facility Secured Party acknowledges and consents to the provisions of this Section 7.12, agrees that the Collateral Trustee shall incur no liability whatsoever to any Credit Facility Secured Party for any release effected by the Collateral Trustee in accordance with this Section 7.12 and agrees that the Administrative Agent shall not incur any liability whatsoever to any Credit Facility Secured Party for any release directed or consented to by it in accordance with the applicable Specified Agreement.

(j) If any Subsidiary becomes an Excluded Subsidiary, (i) such Excluded Subsidiary shall be automatically released from its obligations hereunder as a Grantor, (ii) any Security Interest on the Capital Stock of such Excluded Subsidiary shall be automatically released except to the extent that this agreement otherwise permits a Security Interest on the Capital Stock of an Excluded Subsidiary and (iii) any Security Interest on the assets of such Excluded Subsidiary shall be automatically released.

Section 7.13. Excluded Subsidiaries. (a) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, except with respect to any Foreign Loan Party, no pledges or other security documentation governed by the law of any jurisdiction other than the United States of America (or any political subdivision thereof) shall be required with respect to any Capital Stock of any Foreign Subsidiary that is evidenced by a certificate delivered to the Collateral Trustee.

(b) If any Grantor delivers Certificated Securities to the Collateral Trustee representing in excess of 66 2⁄3% of the voting and 100% of the non-voting Capital Stock of any Excluded Subsidiary (“Excess Securities”) in order to facilitate compliance with Section 4.01, the Collateral Trustee agrees that (i) such Excess Securities shall not constitute Pledged Stock or Collateral, (ii) the Collateral Trustee shall have no right, title or interest in or to such Excess Securities (including, without limitation, voting rights) and (iii) the Collateral Trustee shall hold such Excess Securities solely as a nominee for the benefit of such Grantor.

Section 7.14. Waiver of Jury Trial. EACH OF THE GRANTORS, AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH OF THE COLLATERAL TRUSTEE AND THE CREDIT FACILITY SECURED PARTIES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 7.15. Collateral Trust Agreement and Pari Passu Intercreditor Agreement. Notwithstanding anything herein to the contrary, the liens and security interests granted pursuant to this Agreement and the exercise of any right or remedy with respect thereto are subject to the provisions of the Pari Passu Intercreditor Agreement and the Collateral Trust Agreement. In the event of any conflict or inconsistency between the provisions of the Pari Passu Intercreditor Agreement and this Agreement, the provisions of the Pari Passu Intercreditor Agreement shall control, and between the Collateral Trust Agreement and this Agreement, the provisions of the Collateral Trust Agreement shall control. Each Credit Facility Secured Party, by acceptance of the benefits hereof, hereby acknowledges that it is subject to and bound by the provisions of the Pari Passu Intercreditor Agreement in its capacity as a holder of Additional Senior Class Debt (as defined in the Pari Passu Intercreditor Agreement).

Section 7.16. The Administrative Agent. The Grantors and the Credit Facility Secured Parties acknowledge that when acting hereunder, including without limitation, when exercising any discretion or right to direct the Collateral Trustee, the Administrative Agent shall be entitled to all of the rights, privileges, protections, immunities and benefits given to the Administrative Agent under the Credit Agreement, including, without limitation, its right to be indemnified.

Section 7.17. Consent of Certain Grantors. Each of (i) F-M Motorparts TSC LLC, in its capacity as member of F-M TSC Real Estate Holdings LLC, (ii) Federal-Mogul Motorparts LLC, in its capacity as member of each of Muzzy-Lyon Auto Parts LLC, Federal-Mogul Chassis LLC, Federal-Mogul Filtration LLC, Federal-Mogul World Wide LLC, Carter Automotive Company LLC, Beck Arnley Holdings LLC, Federal-Mogul Products US LLC and F-M Motorparts TSC LLC, (iii) Federal-Mogul Valve Train International LLC, in its capacity as member of Federal-Mogul Sevierville, LLC, (iv) Federal-Mogul Powertrain LLC, in its capacity as member of Federal-Mogul Piston Rings, LLC, Federal-Mogul Powertrain IP LLC, Felt Products MFG. CO. LLC, Federal-Mogul Ignition LLC and Federal-Mogul Value Train International LLC, and (v) Tenneco Inc., in its capacity as member of Federal-Mogul Motorparts LLC and Federal-Mogul Powertrain LLC, hereby acknowledge and agree that this Agreement shall constitute a waiver of the provisions of Section 12.9 (or, with respect to Federal-Mogul Chassis LLC, Section 13.9) of each such Grantor’s limited liability company agreement and, to the extent applicable, constitute satisfaction and fulfillment of the requirement that the member of each such Grantor consent to the acquisition by the Collateral Trustee, the Administrative Agent and any other Secured Party, as creditors of such Grantor or the member of Grantor under the Credit Agreement, of a membership interest or interest in the profits or property of such Grantor as required pursuant to the second sentence thereof.

Section 7.18. Extensions. Notwithstanding anything to the contrary set forth in this Agreement or the other Loan Documents, the Collateral Trustee may, at the direction of the Administrative Agent (which shall give such direction in the Administrative Agent’s sole discretion), grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets of any Loan Party (including extensions beyond the Closing Date or in connection with assets acquired, or Subsidiaries formed or acquired, after the Closing Date).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

TENNECO INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President, Finance

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President, Finance

TENNECO INTERNATIONAL HOLDING CORP.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President, Finance

THE PULLMAN COMPANY

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President, Finance

TENNECO GLOBAL HOLDINGS INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

CLEVITE INDUSTRIES INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President, Finance

TMC TEXAS INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President, Finance

CARTER AUTOMOTIVE COMPANY LLC

By:	/s/ James Zabriskie
Name: James Zabriskie
Title: President

FEDERAL-MOGUL WORLD WIDE LLC

By:	/s/ James Zabriskie
Name: James Zabriskie
Title: President

FELT PRODUCTS MFG. CO. LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President

MUZZY-LYON AUTO PARTS LLC

By:	/s/ James Zabriskie
Name: James Zabriskie
Title: President

FEDERAL-MOGUL POWERTRAIN LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President

FEDERAL-MOGUL POWERTRAIN IP LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President

FEDERAL-MOGUL PISTON RINGS, LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President

FEDERAL-MOGUL IGNITION LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President

FEDERAL-MOGUL MOTORPARTS LLC

By:	/s/ James Zabriskie
Name: James Zabriskie
Title: President

FEDERAL-MOGUL CHASSIS LLC

By:	/s/ James Zabriskie
Name: James Zabriskie
Title: President

F-M MOTORPARTS TSC LLC

By:	/s/ James Zabriskie
Name: James Zabriskie
Title: President

F-M TSC REAL ESTATE HOLDINGS LLC

By:	/s/ Michael Proud
Name: Michael Proud
Title: President

FEDERAL-MOGUL VALVE TRAIN INTERNATIONAL LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President

FEDERAL-MOGUL SEVIERVILLE, LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President

BECK ARNLEY HOLDINGS LLC

By:	/s/ James Zabriskie
Name: James Zabriskie
Title: President

FEDERAL-MOGUL FILTRATION LLC

By:	/s/ James Zabriskie
Name: James Zabriskie
Title: President

FEDERAL-MOGUL FINANCING CORPORATION

By:	/s/ David Jachcik
Name: David Jachcik
Title: Assistant Treasurer

FEDERAL-MOGUL PRODUCTS US LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Gene R. Riego de Dios
Name:	Gene R. Riego de Dios
Title:	Executive Director

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee

By:	/s/ Jane Y. Schweiger
Name: Jane Y. Schweiger
Title: Vice President

SCHEDULE 1.01A

PLEDGED PROMISSORY NOTES

	Title	Date	Payor	Payee	Principal Amount
1.	Promissory Note No. 1	6/30/2000	Tenneco Automotive Brasil Ltda.	The Pullman Company	$10,000,000.00
2.	Promissory Note No. 2	11/19/2001	Tenneco Automotive Brasil Ltda.	The Pullman Company	$35,000,000.00
3.	Loan Agreement	9/15/2016	Tenneco Management (Europe) Limited	Tenneco Automotive Operating Company Inc.	$250,000,000.00
4.	Loan Agreement	2/13/2008	Federal-Mogul World Trade (Asia) Ltd	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$870,000.00
5.	Loan Agreement	4/16/2008	Federal-Mogul World Trade (Asia) Ltd	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$10,000,000.00
6.	Loan Agreement	7/16/2008	Federal-Mogul World Trade (Asia) Ltd	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$10,000,000.00
7.	Loan Agreement	12/1/2008	Federal-Mogul World Trade (Asia) Ltd	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,100,000.00
8.	Loan Agreement	1/14/2013	Federal-Mogul World Trade (Asia) Ltd	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$15,000,000.00
9.	Loan Agreement	10/28/2008	Federal-Mogul Sistemas Automotivos Ltda. (successor by merger to Federal-Mogul do Brazil Ltda.)	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,285,000.00
10.	Loan Agreement	12/2/2008	Federal-Mogul Sistemas Automotivos Ltda. (successor by merger to Federal-Mogul do Brazil Ltda.)	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$284,935.00
11.	Loan Agreement	2/5/2013	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$730,000.00
12.	Loan Agreement	3/11/2013	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,000,000.00
13.	Loan Agreement	4/30/2013	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,500,000.00
14.	Loan Agreement	8/2/2013	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,000,000.00

	Title	Date	Payor	Payee	Principal Amount
15.	Loan Agreement	9/10/2013	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$2,940,000.00
16.	Loan Agreement	12/20/2013	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$4,250,000.00
17.	Loan Agreement	1/14/2014	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$2,510,000.00
18.	Promissory Note	6/30/2014	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$3,000,000.00
19.	Loan Agreement	6/19/2014	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$775,000.00
20.	Loan Agreement	7/23/2014	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$515,000.00
21.	Loan Agreement	7/23/2014	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$8,700,000.00
22.	Loan Agreement	10/1/2014	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$2,455,000.00
23.	Loan Agreement	10/28/2014	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$4,000,000.00
24.	Loan Agreement	11/26/2014	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$6,600,000.00
25.	Loan Agreement	1/29/2015	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$3,000,000.00
26.	Loan Agreement	2/26/2015	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$3,000,000.00
27.	Loan Agreement	4/17/2015	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,110,000.00
28.	Loan Agreement	4/22/2015	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$2,000,000.00
29.	Loan Agreement	5/1/2015	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$600,000.00
30.	Loan Agreement	5/8/2015	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,023,000.00
31.	Loan Agreement	6/10/2015	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$985,000.00

	Title	Date	Payor	Payee	Principal Amount
32.	Loan Agreement	6/22/2015	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$1,600,000.00
33.	Loan Agreement	11/23/2015	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$420,000.00
34.	Loan Agreement	3/27/2015	Federal-Mogul Sistemas Automotivos Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$3,150,000.00
35.	Intercompany Note	3/1/2015	Federal-Mogul Motorparts LLC (f/k/a Federal-Mogul Motorparts Corporation)	Federal-Mogul Ignition Company	$54,418,839.00
36.	Intercompany Note	3/1/2015	Federal-Mogul Motorparts LLC (f/k/a Federal-Mogul Motorparts Corporation)	Federal-Mogul Products, Inc.	$391,581,161.00
37.	Intercompany Note	7/8/2014	Federal-Mogul Motorparts LLC (f/k/a Federal-Mogul Motorparts Corporation)	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$2,000,000.00
38.	Intercompany Note	5/1/2014	Federal-Mogul Motorparts LLC (f/k/a Federal-Mogul Motorparts Corporation)	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$148,908,000.00
39.	Loan Agreement	12/17/2008	Federal-Mogul Materias de Friccao Ltd (Now Federal-Mogul Sistemas Automotivos Ltda)	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$9,270,000.00
40.	Loan Agreement	6/9/2010	Federal-Mogul Holding Sweden AB	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	EUR 31,050,000.00
41.	Loan Agreement	7/8/98 (Restated 7/3/14)	Federal-Mogul Holding Deutschland GmbH	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	EUR 312,409,865.88
42.	Loan Agreement	1/22/2013	Federal-Mogul Finance 1 LLC	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$400,000,000.00
43.	Loan Agreement	1/30/15 (amended 9/15/16)	Federal-Mogul Componentes de Motores Ltda.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$25,407,395.93
44.	Promissory Note	1/1/2001	Federal Mogul Argentina S.A. (f/k/a In-De-Co H. Minoli SAIC)	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$12,007,078.00

	Title	Date	Payor	Payee	Principal Amount
45.	Offer Letter	2/2/2012	Federal Mogul Argentina S.A.	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$2,500,000.00
46.	Loan Agreement	8/21/12 (effective as of 6/28/12)	Carter Automotive Company LLC (f/k/a Carter Automotive Company, Inc.)	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$2,500,000.00
47.	Loan Agreement	4/5/2017	Federal-Mogul Argentina SA	Federal-Mogul Motorparts LLC	$615,000.00
48.	Loan Agreement	11/28/2017	Federal-Mogul Argentina SA	Federal-Mogul Motorparts LLC	$340,000.00
49.	Loan Agreement	3/6/2018	Federal-Mogul Argentina SA	Federal-Mogul Motorparts LLC	$1,000,000.00
50.	Loan Agreement	3/26/2018	Federal-Mogul Argentina SA	Federal-Mogul Motorparts LLC	$197,767.00
51.	Loan Agreement	4/26/2018	Federal-Mogul Argentina SA	Federal-Mogul Motorparts LLC	$1,000,000.00
52.	Loan Agreement	5/22/2018	Federal-Mogul Argentina SA	Federal-Mogul Motorparts LLC	$1,000,000.00
53.	Loan Agreement	5/29/2018	Federal-Mogul Argentina SA	Federal-Mogul Motorparts LLC	EUR 598,262.12
54.	Loan Agreement	1/1/2001	Federal-Mogul LLC	T & N Industries LLC	$53,222,750.00
55.	Loan Agreement	12/18/1998	Federal-Mogul LLC	Federal-Mogul Powertrain LLC	$58,430,655.27
56.	Loan Agreement	2/28/2013	Federal-Mogul Powertrain LLC	Ferodo America LLC	$1,500,000.00
57.	Loan Agreement	5/1/2001	Federal-Mogul Motorparts Corporation	Ferodo America LLC	$41,597,121.43
58.	Loan Agreement	12/13/2007	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	Federal-Mogul Finance 2 LLC	GBP 97,771,983
59.	Loan Agreement	4/16/2008	Federal-Mogul World Trade (Asia) Ltd	Federal-Mogul LLC (f/k/a Federal-Mogul Corporation)	$870,000.00

SCHEDULE 1.01B

PLEDGED STOCK

Grantor	Issuer *Denotes that Pledged Stock has also been pledged pursuant to a Foreign Pledge Agreement	Stock Certificate No.	If Certificate, Number of Shares and Class of Stock	Percentage Ownership Represented by the Pledged Shares	Total Percentage of the Issuer Owned by the Grantor
Tenneco Inc.	Tenneco Automotive Operating Company Inc. (Delaware)	9	231 common	100%	100%
	Tenneco Automotive Inc. (Nevada)	1	200 common	100%	100%
	Tenneco GmbH (Germany)	3[1]	30,000	100%	5.4%
Tenneco Automotive Operating Company Inc.	Precision Modular Assembly Corp. (Delaware)	3	200 common	100%	100%
	Tenneco Asheville Inc. (Delaware)	5	200 common	100%	100%
	Tenneco Asia Inc. (Delaware)	5	200 common	100%	100%
	Tenneco Automotive RSA Company (Delaware)	3	200 common	100%	100%
	Tenneco Automotive Second RSA Company (Delaware)	1	100 common	100%	100%
	Tenneco Automotive Trading Company (Delaware)	5	1,000 common	100%	100%
	Tenneco Brake Inc. (Delaware)	7	1,000 common	100%	100%

[1]	There is no stock certificate.

Grantor	Issuer *Denotes that Pledged Stock has also been pledged pursuant to a Foreign Pledge Agreement	Stock Certificate No.	If Certificate, Number of Shares and Class of Stock	Percentage Ownership Represented by the Pledged Shares	Total Percentage of the Issuer Owned by the Grantor
	Tenneco Europe Limited (Delaware)	7	200 common	100%	100%
	Tenneco International Holding Corp. (Delaware)	16	818.18072 common	100%	100%
	The Pullman Company (Delaware)	NC-5	221 common	100%	100%
	Maco Inversiones S.A. (Argentina)[2]	4	214,500 common	3.58%	3.58%
	TMC Texas Inc. (Delaware)	4	200 common	100%	100%
	Walker Electronic Silencing Inc. (Delaware)	6	200 common	100%	100%
	Walker Europe Inc. (Delaware)	7	200 common	100%	100%
	Walker Manufacturing Company (Delaware)	7	200 common	100%	100%
	Tenneco Automotive Walker Inc. (Delaware)	1	1,000 common	100%	100%
	Tenneco (MUSA) (California)[3]	1, 3	25,000 common	100%	100%
	Tenneco (China) Co. Ltd. [4]	n/a	43,470,068	64.99%	100%
Tenneco International Holding Corp.	Tenneco Global Holdings Inc. (Delaware)	3	315,000 common	100%	100%

[2]	A local law pledge agreement is to be completed post-closing.
[3]	This entity was formerly known as Marzocchi U.S.A.
[4]	No. of Shares and Issued. Authorized Total No. of Shares is based on registered capital of Tenneco (China) Co. Ltd. A local law pledge agreement is to be completed post-closing.

Grantor	Issuer *Denotes that Pledged Stock has also been pledged pursuant to a Foreign Pledge Agreement	Stock Certificate No.	If Certificate, Number of Shares and Class of Stock	Percentage Ownership Represented by the Pledged Shares	Total Percentage of the Issuer Owned by the Grantor
	Tenneco Canada Inc. (Ontario)	2	1,287 common	66%	100%
Tenneco Global Holdings Inc.	Fric-Rot S.A.I.C. (Argentina)[5]	1, 3, 5, 6 & 7	913,288 common	63.96%	63.96%
	Tenneco Automotive Iberica, S.A. (Spain)	1	233,647 common	65.99%	100%
	Maco Inversiones S.A. (Argentina)[6]	1	3,685,499 common	61.42%	61.42%
	Tenneco International Luxembourg SA (Luxembourg)	n/a	165,693,500	100%	100%
The Pullman Company	Clevite Industries Inc. (Delaware)	NC-1	1,000 common	100%	100%
	Pullman Standard Inc. (Delaware)	NC-1	1,000 common	100%	100%
	Tenneco Brazil Ltda. (Brazil)	n/a	1,567,119,612.5	65%	65%
Federal-Mogul LLC	Federal-Mogul Financing Corporation	3	100,000 common	100%	100%
	Federal-Mogul Powertrain LLC	n/a	n/a	100%	100%
	Federal-Mogul Motorparts LLC	n/a	n/a	100%	100%
	Federal-Mogul Valvetrain	1	1 ordinary share	65%	100%

[5]	A local law pledge agreement is to be completed post-closing.
[6]	A local law pledge agreement is to be completed post-closing.

Grantor	Issuer *Denotes that Pledged Stock has also been pledged pursuant to a Foreign Pledge Agreement	Stock Certificate No.	If Certificate, Number of Shares and Class of Stock	Percentage Ownership Represented by the Pledged Shares	Total Percentage of the Issuer Owned by the Grantor
	Limited (United Kingdom	3	30,355,001 ordinary shares
		4	16,344,999 ordinary shares
	Coventry Assurance, Ltd. (Bermuda)	20	79,200 common	65%	100%
	Cooperatief Federal-Mogul Dutch Investments B.A. (“Dutch Co-Op”) (Netherlands)*	n/a	n/a	65%	96.89%
	Federal-Mogul Holding Sweden AB (Sweden)	1-330	330 shares	65%	100%
	Federal-Mogul Automotive Verwaltungs GmbH (Germany)	n/a	n/a	5.1%	5.1%
	Federal-Mogul Motorparts (Thailand) Limited (Thailand)	7	195,000 shares	65%	99.98%
	Federal-Mogul Canada Limited (Canada)	C-8	447,590 common	65%	100%
	Federal-Mogul de Costa Rica, S.A. (Costa Rica)[7]	X	650 shares	65%	100%

[7]	In the process of being updated to correct holder’s name.

Grantor	Issuer *Denotes that Pledged Stock has also been pledged pursuant to a Foreign Pledge Agreement	Stock Certificate No.	If Certificate, Number of Shares and Class of Stock	Percentage Ownership Represented by the Pledged Shares	Total Percentage of the Issuer Owned by the Grantor
	Federal-Mogul de Guatemala, S.A. (Guatemala)[8]	4	163 shares	65%	99.99%
	Federal-Mogul Powertrain (Netherlands) B.V. (Netherlands)*[9]	n/a	n/a	65%	100%
	Federal-Mogul Powertrain (Motorparts) B.V. (Netherlands)*[10]	n/a	n/a	65%	100%
Federal-Mogul World Wide LLC	Federal-Mogul Distribucion de Mexico S. de R.L. de C.V. (Mexico)	5	1 Series B-1 Equity Part	4.41%	4.41%
Federal-Mogul Powertrain LLC	Federal-Mogul Powertrain IP LLC	n/a	n/a	100%	100%
	Federal-Mogul Piston Rings, LLC	n/a	n/a	100%	100%
	Federal-Mogul Ignition LLC (f/k/a Federal-Mogul Ignition Company)	n/a	n/a	100%	100%

[8]	In the process of being updated to correct holder’s name.
[9]	A local law pledge agreement is to be completed post-closing.
[10]	A local law pledge agreement is to be completed post-closing.

Grantor	Issuer *Denotes that Pledged Stock has also been pledged pursuant to a Foreign Pledge Agreement	Stock Certificate No.	If Certificate, Number of Shares and Class of Stock	Percentage Ownership Represented by the Pledged Shares	Total Percentage of the Issuer Owned by the Grantor
	Felt Products MFG. CO. LLC	n/a	n/a	100%	100%
	Federal-Mogul Valve Train International LLC	n/a	n/a	100%	100%
	T&N Industries LLC	n/a	n/a	100%	100%
Federal-Mogul Ignition LLC (f/k/a Federal-Mogul Ignition Company)	Federal-Mogul Valve Train S. de R.L. de C.V. (Mexico)	n/a	n/a	0.03%	0.03%
Federal-Mogul Products Company LLC (f/k/a Federal-Mogul Products, Inc.)	Productos de Frenos Automotrices de Calidad S.A. de C.V. (Mexico)	See Schedule 4.01	See Schedule 4.01	65%	100%
Federal-Mogul Motorparts LLC	Carter Automotive Company LLC	n/a	n/a	100%	100%
	Federal-Mogul World Wide LLC	n/a	n/a	100%	100%
	Muzzy-Lyon Auto Parts LLC	n/a	n/a	100%	100%
	Federal-Mogul Chassis LLC	n/a	n/a	100%	100%

Grantor	Issuer *Denotes that Pledged Stock has also been pledged pursuant to a Foreign Pledge Agreement	Stock Certificate No.	If Certificate, Number of Shares and Class of Stock	Percentage Ownership Represented by the Pledged Shares	Total Percentage of the Issuer Owned by the Grantor
	F-M Motorparts TSC LLC	n/a	n/a	100%	100%
	Beck Arnley Holdings LLC	n/a	n/a	100%	100%
	Federal-Mogul Filtration LLC	n/a	n/a	100%	100%
	Federal-Mogul Transaction LLC	n/a	n/a	100%	100%
	FM International, LLC	n/a	n/a	65%	100%
	Federal-Mogul Iberica, S.L. (Spain)*	n/a	n/a	64.5%	64.5%
	Speyside Real Estate LLC	n/a	n/a	100%	100%
	Federal-Mogul Products US LLC	n/a	n/a	100%	100%
F-M Motorparts TSC LLC	F-M TSC Real Estate Holdings LLC	n/a	n/a	100%	100%
Federal-Mogul Valve Train International LLC	Federal-Mogul Sevierville, LLC	n/a	n/a	100%	100%
	Forjas y Maquinas S. de R.L. de C.V. (Mexico)	See Schedule 4.01	See Schedule 4.01	0.01%	0.01%

SCHEDULE 1.01C

EXCLUDED JOINT VENTURES

	Joint Venture Name	Country	% Ownership by Grantor
1.	Tenneco-Eberspacher (Dalian) Exhaust System Co. Ltd.	China	30%
2.	Tenneco FAWSN (Changchun) Automobile Parts Co. Ltd.	China	41%
3.	Federal-Mogul Anand Bearings India Limited	India	51.0% (Federal-Mogul LLC)
4.	Frenos Hidraulicos Automotrices, S.A. de C.V.	Mexico	49.0% (Federal-Mogul Ignition LLC (f/k/a Federal-Mogul Ignition Company))
5.	Federal-Mogul TP Liners Inc.	United States	46.0% (Federal-Mogul Powertrain LLC)
6.	United Piston Ring, Inc.	United States	6.85% (Federal-Mogul Powertrain LLC)
7.	Componentes Venezolanos de Direccsion, S.A.	Venezuela	40.0% (Federal-Mogul Valve Train International LLC)
8.	Federal-Mogul Aftermarket Espana SA	Spain	51.0% (Federal-Mogul Motorparts LLC)
9.	Parts Zone (Thailand) Co., Ltd.	Thailand	50.11% (Federal-Mogul Motorparts LLC)

SCHEDULE 3.02

PERFECTION MATTERS

Capitalized terms used in this Schedule shall have the meanings assigned to such terms in the Credit Agreement or, to the extent not defined therein, the Collateral Agreement.

UCC-1 Filings

The Loan Parties will file UCC-1 Financing Statements against each Person set forth below, in each case describing the collateral as “all personal property” or similar, in the applicable filing office in each of the specified jurisdictions.

Entity	Jurisdiction	Role
Tenneco Inc.	DE	Borrower

Tenneco Automotive Operating Company Inc.	DE	Borrower

Tenneco International Holding Corp.	DE	Guarantor

The Pullman Company	DE	Guarantor

Tenneco Global Holdings Inc.	DE	Guarantor

Clevite Industries Inc.	DE	Guarantor

TMC Texas Inc.	DE	Guarantor

Carter Automotive Company LLC	DE	Guarantor

Federal-Mogul World Wide LLC	MI	Guarantor

Felt Products MFG. CO. LLC	DE	Guarantor

Muzzy-Lyon Auto Parts LLC	DE	Guarantor

Federal-Mogul Powertrain LLC	MI	Guarantor

Federal-Mogul Powertrain IP, LLC	DE	Guarantor

Federal-Mogul Piston Rings, LLC	DE	Guarantor

Federal-Mogul Ignition LLC	DE	Guarantor

Federal-Mogul Motorparts LLC	DE	Guarantor

Federal-Mogul Chassis LLC	DE	Guarantor

F-M Motorparts TSC LLC	DE	Guarantor

F-M TSC Real Estate Holdings LLC	DE	Guarantor

Federal-Mogul Valve Train International LLC	DE	Guarantor

Federal-Mogul Sevierville, LLC	TN	Guarantor

Beck Arnley Holdings LLC	DE	Guarantor

Federal-Mogul Filtration LLC	DE	Guarantor

Federal-Mogul Financing Corporation	DE	Guarantor

Federal-Mogul Products US LLC	MO	Guarantor

Physical Collateral

The Collateral Trustee will take possession of the physical collateral set forth in Schedule 1.01(A) and Schedule 1.01(B), in each case, to the extent required by the Collateral Agreement, except that the Loan Parties shall have 90 days from October 1, 2018 to deliver any stock certificates and intercompany notes not previously delivered to the Collateral Trustee.

Deposit Accounts

The applicable Loan Parties have entered into account control agreements (or amendments to account control agreements) with respect to the Deposit Accounts as set forth on Schedule 3.07 to the Collateral Agreement (other than any Deposit Account labeled Excluded Deposit Account); except that the Loan Parties shall have 90 days from October 1, 2018 to enter into any such deposit account control agreements or amendments.

Intellectual Property

The applicable Loan Parties will file notices of their respective interests in (i) Copyrights (and related property) with the United States Copyright Office within 30 days after October 1, 2018 and (ii) Patents and Trademarks (and, in each case, related property) with the United States Patent and Trademark Office within 90 days after October 1, 2018.

Actions Pursuant to Foreign Law

To be determined and completed within 120 days after October 1, 2018.

Mortgage Filings/Recordings/Endorsements

To be determined and completed within 90 days after October 1, 2018.

SCHEDULE 3.06

INTELLECTUAL PROPERTY

[Attached Separately]

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
ALBANIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320341	252	9/26/1992	5451	7/7/1993	12

ALBANIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320630	148	10/15/1992	5642	4/12/1994	12

ALBANIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320866	147	10/15/1992	5641	4/12/1994	12

ALBANIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321174	ALT0000483	11/1/2000	8911	12/12/2001	12

ALBANIA	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115- 421828-AL	1385233	11/21/2017			012

ALBANIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321369	ALM9500896	9/22/1995	7418	11/15/1998	12

ALBANIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321881	9500897	9/22/1995	7419	11/15/1998	12

ALGERIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320342	4085	12/28/1984	048493	1/16/1985	12

ALGERIA	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115- 422252-DZ	1386972	12/6/2017			12

ALGERIA	MONROE & Design (New Wing) (Refile)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 402631	DZT20016003943	9/25/2016	99550	10/3/2017	07

ALGERIA	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115- 421828-DZ	1385233	11/21/2017			012

ALGERIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321983	950570	5/24/1995	049070	5/24/1995	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
ALGERIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321373	092139	7/15/2009	77900	7/15/2009	07, 12

ALGERIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321882	951136	9/20/1995	049619	9/20/1995	12

ARGENTINA	AUTOK RED DE SERVICOS MONROE & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320031	2967820	11/3/1998	1771713	1/24/2000	37

ARGENTINA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320114	1793350	3/5/1991	1948721	5/31/1993	12

ARGENTINA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320147	2777972	10/9/2007	2252398	10/3/2008	07

ARGENTINA	FRIC ROT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320263	2120165	12/11/1997	1924762	4/30/2003	6

ARGENTINA	FRIC ROT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320265	1919915	12/11/1997	2596745	3/27/2003	12

ARGENTINA	FRIC ROT		Fric-Rot S.A.I.C.	REGISTERED	77115- 335909	2893890	2/10/2009	2358843	4/14/2010	03

ARGENTINA	FRIC ROT		Fric-Rot S.A.I.C.	REGISTERED	77115- 335910	2893891	2/10/2009	2358844	4/14/2010	14

ARGENTINA	FRIC ROT		Fric-Rot S.A.I.C.	REGISTERED	77115- 335911	2893892	2/10/2009	2358846	4/14/2010	15

ARGENTINA	FRIC ROT		Fric-Rot S.A.I.C.	REGISTERED	77115- 335912	2913286	5/6/2009	2375172	6/7/2010	25

ARGENTINA	FRIC ROT		Fric-Rot S.A.I.C.	REGISTERED	77115- 335913	2893893	2/10/2009	2359482	4/14/2010	32

ARGENTINA	FRIC ROT		Fric-Rot S.A.I.C.	REGISTERED	77115- 335914	2893894	2/10/2009	2358848	4/14/2010	33

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
ARGENTINA	FRIC ROT		Fric-Rot S.A.I.C.	REGISTERED	77115- 335915	2893911	2/10/2009	2359481	4/14/2010	34

ARGENTINA	FRIC ROT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 336581	3236333	12/11/1997	2601655	4/4/2003	09

ARGENTINA	FRIC ROT MAX 2		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 326708	3029817	9/10/2010	2617399	12/20/2013	07

ARGENTINA	FRIC ROT MAX 2		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 326709	3029819	9/10/2010	2533114	10/19/2012	09

ARGENTINA	FRIC ROT MAX 2		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 326710	3029820	9/10/2010	2525704	9/12/2012	12

ARGENTINA	FRIC ROT MAX 2		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 326711	3029822	9/10/2010	2533115	10/19/2012	35

ARGENTINA	FRIC ROT MAX 2		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 326712	3029823	9/10/2010	2533116	10/19/2012	37

ARGENTINA	FRIC ROT MAX 2		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 326713	3029824	9/10/2010	2533117	10/19/2012	41

ARGENTINA	FRIC-ROT GABRIEL & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320271	2928269	12/15/1995	2465641	7/22/1999	12

ARGENTINA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320343	2666817	10/14/1985	2170014	3/5/1986	12

ARGENTINA	GP (Label)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320427	2866531	10/15/2008	2322629	10/20/2009	12

ARGENTINA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320631	520751	9/6/1963	2201017	11/12/1963	12

ARGENTINA	MONROE & Design (Capital M&E)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320862	3311506	12/27/1937	2697984	12/27/1937	12

ARGENTINA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320867	2534718	2/6/1994	3512653	9/30/1994	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

ARGENTINA	MONROE SAFE CHECK & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321217	3027863	9/2/2010	2532280	10/19/2012	12

ARGENTINA	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321225	2588373	9/11/1981	2843097	5/31/1985	12

ARGENTINA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	PENDING	77115- 434094	3715304	6/7/2018			12

ARGENTINA	MYRIDE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321318	2790815	12/5/2007	2322132	10/15/2009	009

ARGENTINA	OESPECTRUM		Tenneco Automotive Operating Company Inc.	PENDING	77115- 421838	3663112	11/23/2017			12

ARGENTINA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321937	2876067	8/11/1997	2408978	11/18/1998	12

ARGENTINA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321939	2913287	5/6/2009	2465642	9/26/2011	37

ARGENTINA	RANCHO PATAGONIA & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322289	2694557	8/10/2006	2268409	1/22/2009	12

ARGENTINA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322290	2718011	12/5/2006	2204119	12/26/2007	12

ARGENTINA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321985	1962995	2/24/1995	2201018	12/14/1995	12

ARGENTINA	SOLID SCR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321394	3076825	4/1/2011	2521716	8/29/2012	07

ARGENTINA	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321572	3077297	4/5/2011	2509319	6/15/2012	07

ARGENTINA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321377	1315946	2/17/1982	2200624	11/28/1996	12

ARGENTINA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321378	1315945	2/17/1982	1982693	11/12/1982	07

ARGENTINA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321883	2000541	9/18/1995	2197922	7/31/1996	12

ARGENTINA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322341	2326903	2/7/2001	2556353	10/17/2002	007

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
ARGENTINA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322342	2326904	2/7/2001	2165414	6/21/2007	007

ARGENTINA	WALKER ARGENTINA		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321765	2839615	3/19/1997	2299446	7/15/1998	012

ARGENTINA	WALKER ARGENTINA		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321769	2838712	3/19/1997	2285875	7/15/1998	006

ARGENTINA	WALKER ARGENTINA		Fric-Rot S.A.I.C.	REGISTERED	77115- 335908	2838711	7/14/2008	2285873	5/8/2009	01

ARGENTINA	XNOX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321865	3039429	10/19/2010	2473606	11/4/2011	07

ARIPO	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	PENDING	77115- 422238	APM2017003218	12/11/2017			12

ARMENIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320632	20000722	10/25/2000	6628	2/27/2002	07, 12

ARMENIA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321942	20000724	10/25/2000	6630	2/27/2002	07, 12

ARMENIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321380	950918	11/20/1995	3073	5/12/1998	12

ARMENIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321382	1309	2/16/1996	1882	6/11/1997	07, 12

ARMENIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321889	950919	11/20/1995	3074	5/12/1998	12

ARMENIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322343	20000723	10/25/2000	6629	2/27/2002	007

ARUBA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320148	96092714	9/27/1996	18199	11/11/1996	07

ARUBA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 422229	IM17120722	12/7/2017	34489	2/8/2018	12

ARUBA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321944	IM2007112111	11/21/2007	26971	2/6/2008	12

AUSTRALIA	CARGO COIL		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320047	B412951	8/6/1984	412951	7/27/1987	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

AUSTRALIA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320116	716864	9/9/1996	716864	8/29/1997	12

AUSTRALIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320150	716124	8/28/1996	716124	9/19/1997	07

AUSTRALIA	GAS RISER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320273	606350	7/6/1993	606350	3/28/1996	12

AUSTRALIA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320275	597087	3/1/1993	597087	7/29/1996	12

AUSTRALIA	GASMATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320339	434123	10/3/1985	434123	10/3/1992	12

AUSTRALIA	GT GAS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320432	551976	3/13/1991	551976	11/14/1995	12

AUSTRALIA	HIRISER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320434	323802	11/7/1978	323802	7/31/1981	12

AUSTRALIA	KINETIC		Kinetic Pty Ltd	REGISTERED	77115- 322569	1203846	10/9/2007	1203846	10/9/2007	12, 42

AUSTRALIA	KINETIC		Kinetic Pty Ltd	REGISTERED	77115- 322706	616459	11/17/1993	616459	11/17/1993	12

AUSTRALIA	KINETIC (Stylized)		Kinetic Pty Ltd	REGISTERED	77115- 322570	1203847	10/9/2007	1203847	10/9/2007	12, 42

AUSTRALIA	KINETIC (Stylized) and KINETIC - Series Mark		Kinetic Pty Ltd	REGISTERED	77115- 320446	616459	11/17/1993	616459	11/17/1993	12

AUSTRALIA	MAX LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320606	555157	5/1/1991	555157	11/29/1993	12

AUSTRALIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320633	359435	4/23/1981	B359435	3/21/1985	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

AUSTRALIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320869	359975	5/7/1981	359975	11/22/1984	12

AUSTRALIA	MONROE FORMULA GTI & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321116	503357	1/20/1989	A503357	6/27/1991	12

AUSTRALIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321175	854799	10/25/2000	854799	12/3/2001	12

AUSTRALIA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321237	359974	5/7/1981	359974	11/22/1984	12

AUSTRALIA	MUFFLER BAR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321307	532056	4/4/1990	532056	9/7/1992	12

AUSTRALIA	OESpectrum		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 421828-AU	1385233	11/21/2017	1385233	11/21/2017	012

AUSTRALIA	PREMIUM GT GAS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321716	551975	3/13/1991	551975	2/15/1996	12

AUSTRALIA	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321766	1110812	4/27/2006	1110812	8/21/2006	12

AUSTRALIA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321947	744167	9/18/1997	744167	11/11/1998	12

AUSTRALIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322292	1150709	12/5/2006	1150709	4/30/2007	12

AUSTRALIA	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321971	524586	12/4/1989	524586	6/29/1992	12

AUSTRALIA	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322134	320860	8/9/1978	320860	4/30/1982	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

AUSTRALIA	SAFETY TRIANGLE & Design (BRAKES TYRES SHOCK ABSORBERS)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322320	995935	3/31/2004	995935	11/15/2004	12

AUSTRALIA	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322322	1338928	12/24/2009	1338928	7/30/2010	12

AUSTRALIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321988	653643	2/22/1995	653643	5/30/1996	12

AUSTRALIA	STRUT-MATE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321553	551974	3/13/1991	551974	3/13/1991	12

AUSTRALIA	TDT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321361	1012452	7/23/2004	1012452	3/14/2005	12

AUSTRALIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321383	381903	9/30/1982	381903	11/22/1984	07

AUSTRALIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321384	381905	9/30/1982	381905	11/22/1984	12

AUSTRALIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321386	673129	9/22/1995	673129	4/9/1997	12

AUSTRALIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321891	673119	9/22/1995	673119	4/9/1997	04, 12

AUSTRALIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321767	640025	9/9/1994	640025	5/17/1996	07

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

AUSTRALIA	WYLIE & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321841	A361276	6/10/1981	361276	9/25/1987	007

AUSTRIA	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320069	AM224590	5/2/1990	132731	9/26/1990	12, 37

AUSTRIA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320095	AM224690	5/2/1990	132732	9/26/1990	12, 37

AUSTRIA	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320453	2156/81	9/9/1981	98480	12/16/1981	12

AUSTRIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320634	AM76572	8/12/1982	72433	9/30/1992	12, 37

AUSTRIA	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320957	AM41702000	6/5/2000	193802	2/1/2001	12

AUSTRIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321176	AM83042000	11/15/2000	194783	3/14/2001	12

AUSTRIA	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322137	AM120172	5/23/1972	73214	12/31/1992	12

AUSTRIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321387	AM32982	2/8/1982	99472	4/21/1982	07, 12, 29, 31

AUSTRIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322416	AM84492	2/20/1992	149750	10/27/1993	012

AUSTRIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322344	AM231378	9/12/1978	89983	12/27/1978	012

AUSTRIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321770	117680	4/22/1980	94754	8/1/1980	08, 12

AZERBAIJAN	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320635	20000550	10/24/2000	20010335	8/27/2001	07, 12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
AZERBAIJAN	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321949	20000552	10/24/2000	N20010336	8/28/2001	07, 12

AZERBAIJAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321389	1125IIPT	4/23/1982	N20001103	10/24/2000	12, 7

AZERBAIJAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321390	951928	9/22/1995	N991211	11/8/1999	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

AZERBAIJAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321899	9519273	9/22/1995	N991210	11/8/1999	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

AZERBAIJAN	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322345	20000551	10/24/2000	N20010337	8/28/2001	007, 012

BAHAMAS	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320154	19145	12/18/1996	19145	10/16/1997	06

BAHAMAS	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320155	19146	12/18/1996	19146	8/22/1997	13

BAHAMAS	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321238	4715	3/23/1966	4715	4/26/1966	06

BAHAMAS	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322323	30965	9/28/2007	30965	6/27/2013	39

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

BAHAMAS	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322324	30964	9/28/2007	30964	6/27/2013	22

BAHAMAS	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321391	10767	11/25/1982	10767	9/2/1982	06

BAHAMAS	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321393	10769	11/25/1982	10769	6/13/1983	13

BAHAMAS	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321397	17798	9/22/1995	17798	4/29/1997	14

BAHRAIN	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321994	114295	8/27/1995	19277	9/1/1998	12

BAHRAIN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321399	63188	9/15/1988	11915	9/15/1988	07

BAHRAIN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321401	63288	9/15/1988	11916	5/30/1989	12

BAHRAIN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321902	123895	9/20/1995	19350	7/7/1998	12

BANGLADESH	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321241	858	4/8/1965	858	6/28/1977	12

BANGLADESH	RANCHO		Tenneco Automotive Operating Company Inc.	PENDING	77115- 321951	109684	11/8/2007			12

BANGLADESH	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321405	18278	11/9/1982	18278	11/9/1982	07

BANGLADESH	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321408	18279	11/9/1982	18279	11/9/1982	12

BANGLADESH	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321903	44881	9/21/1995	44881	9/21/1995	12

BARBADOS	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320636	816659	5/8/1998	816659	5/8/1998	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

BARBADOS	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320872	816660	5/8/1998	816660	5/8/1998	12

BARBADOS	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322325	022964	4/20/2007	8122964	9/22/2009	12

BARBADOS	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322326	022965	4/20/2007	8122965	9/22/2009	41

BARBADOS	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	PENDING	77115- 321906	P2862	9/22/1995			12

BELARUS	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320345	76151417SU	12/3/1993	3490	3/1/1995	12

BELARUS	MICHEL ALU		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320624	20000043	1/19/2000	15161	4/5/2002	12

BELARUS	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320637	20001789	10/27/2000	16512	1/30/2003	06, 07, 12

BELARUS	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321177	20001866	11/14/2000	16515	1/30/2003	12

BELARUS	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115- 421828-BY	1385233	11/21/2017			012

BELARUS	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321954	20001790	10/27/2000	16513	1/30/2003	06, 07, 12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

BELARUS	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322294	20064040	12/5/2006	31486	1/14/2010	12

BELARUS	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321997	950700	5/10/1995	7024	9/22/1997	12

BELARUS	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321410	93950	11/18/1993	1757	11/18/1993	07, 12

BELARUS	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321908	951303	9/22/1995	7981	2/9/1998	04, 06, 12, 16, 21, 35, 37, 41, 42

BELARUS	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322421	2728	6/7/1994	6553	7/3/1997	12

BELARUS	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322346	20001791	10/27/2000	16417	1/20/2003	006, 007

BELIZE	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115- 422230	n/a	1/30/2018			12

BELIZE	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 370587	1175115	4/15/2015	1175115	10/26/2015	07

BENELUX	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320070	0069786	5/2/1990	0482758	4/2/1991	12

BENELUX	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320096	0069787	5/2/1990	0474616	10/1/1990	12

BENELUX	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320156	877365	8/23/1996	0602029	8/1/1997	07

BENELUX	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320276	683951	5/21/1986	418892	5/21/1986	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

BENELUX	KINETIC (Stylized) and KINETIC - Series Mark		Kinetic Pty Ltd	REGISTERED	77115- 322576-BX	829372	2/4/2004	829372	2/4/2004	09, 12

BENELUX	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320454	0019932	11/30/1971	0077819	12/1/1973	12

BENELUX	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320727	0019454	10/9/1959	0076071	11/26/1971	12

BENELUX	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320873	077525	6/14/1994	0556902	5/2/1995	12

BENELUX	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320958	0966311	6/6/2000	0693092	12/3/2001	12

BENELUX	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321178	0976541	10/27/2000	0687562	10/1/2001	12

BENELUX	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321242	0019931	11/30/1971	0077818	11/30/1971	12

BENELUX	RANCHO		Rancho Industries Europe B.V.	REGISTERED	77115- 321957	0729743	6/2/1989	0462055	6/2/1989	12

BENELUX	RANCHO SUSPENSION		Rancho Industries Europe B.V.	REGISTERED	77115- 321973	0729742	6/2/1989	0463952	6/2/1989	12

BENELUX	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322138	0645021	9/8/1981	0377280	7/1/1982	12

BENELUX	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321413	648145	2/10/1982	0378502	2/10/1982	07, 12

BENELUX	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321417	0855825	9/22/1995	0582665	9/22/1995	12

BENELUX	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321911	0855826	9/22/1995	0582666	9/22/1995	12

BENELUX	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322422	0776276	2/20/1992	0511830	10/1/1992	012

BENELUX	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322348	587494	12/31/1971	106506	12/31/1971	007

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

BENELUX	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321773	0635842	4/1/1980	0365137	4/1/1980	07, 08, 12

BERMUDA	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322327	46795	4/26/2007	46795	8/26/2008	41

BERMUDA	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322328	46794	4/26/2007	46794	8/6/2008	12

BERMUDA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321420	10003	11/22/1982	10003	6/1/1984	12

BERMUDA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321429	10001	11/22/1982	10001	6/1/1984	07

BERMUDA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321431	27947	6/7/1996	27947	2/12/1997	07

BOLIVIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320347	014508	10/18/1995	44940C	7/21/1986	12

BOLIVIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320728	39472011	9/28/1949	83022A	9/28/1949	12

BOLIVIA	MONRO-MATIC (Refile)		Tenneco Automotive Operating Company Inc.	PENDING	77115- 418571	20170913365	9/15/2017			12

BOLIVIA	MYRIDE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321325	SM007008	1/4/2008	128675C	7/21/2011	09

BOLIVIA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321960	0013735	9/22/1997	73449C	7/19/1999	12

BOLIVIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322295	SM53672006	12/29/2006	116615C	12/9/2008	12

BOLIVIA	SENSA-TRAC		Tenneco Automotive Inc.	REGISTERED	77115- 322010	SR176306	2/23/1995	62951C	2/20/1997	12

BOLIVIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321432	41620	4/21/1982	A87153	11/5/1982	07

BOLIVIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321435	41622	4/21/1982	A87154	11/5/1982	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

BOLIVIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321986	235507	9/22/1995	65547C	3/17/1998	12

BOLIVIA	WALKER		Tenneco Automotive Operating Company Inc.	PENDING	77115- 370591	SM017812015	4/15/2015			07

BOSNIA	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115- 422252-BA	1386972	12/6/2017			12

BOSNIA	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115- 421828-BA	1385233	11/21/2017			012

BOSNIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321439	BAZ026015A	6/18/2002	BAZ026015	8/7/2007	07, 12

BOSNIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322351	BAZ972517A	11/26/1997	BAZ972517	3/28/2003	007

BOSNIA	WALKER & Design (New)		Tenneco Automotive Operating Company Inc.	PENDING	77115- 422357	BAZ1720665A	12/28/2017			07

BOTSWANA	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115- 422252-BW	1386972	12/6/2017			12

BOTSWANA	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115- 421828-BW	1385233	11/21/2017			012

BOTSWANA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321440	SA11647	9/29/1982	SA11647	7/22/1991	07

BOTSWANA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321441	SA11648	9/29/1982	SA11648	7/22/1991	12

BRAZIL	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320117	816109915	4/2/1991	816109915	6/23/1992	7

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

BRAZIL	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320158	819872431	4/2/1997	819872431	7/27/1999	07

BRAZIL	GAS-PREMIUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320425	816968411	11/27/1992	816968411	12/19/1995	12

BRAZIL	LIMITED EDITION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320449	818012854	8/29/1994	818012854	6/22/1999	37

BRAZIL	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320455	868440	7/11/1968	007104502	7/25/1979	12

BRAZIL	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320729	003049965	1/2/1953	003049965	2/3/1965	07

BRAZIL	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320875	810709880	12/8/1981	810709880	8/30/1983	07

BRAZIL	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115- 422239	914372475				12

BRAZIL	MONROE GAS-MATIC & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321121	814899455	6/14/1989	814899455	5/21/1991	12

BRAZIL	MONROE SAFE CHECK & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321218	900865202	4/17/2008	900865202	9/19/2017	09

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

BRAZIL	MONROE SAFE CHECK & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321219	900864397	4/17/2008	900864397	1/21/2014	12

BRAZIL	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321226	810651602	10/19/1981	810651602	7/19/1983	07

BRAZIL	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321244	583210	3/15/1963	004519957	1/21/1984	07

BRAZIL	MONRO-MAX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321301	19175M71	11/4/1971	007027826	11/25/1979	07

BRAZIL	MYRIDE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321326	829495290	1/16/2008	829495290	5/2/2012	09

BRAZIL	OESPECTRUM (Stylized)		Tenneco Automotive Operating Company Inc.	PENDING	77115- 335755	840385161	1/8/2013			012

BRAZIL	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321962	819340901	7/5/1996	819340901	4/27/2004	12

BRAZIL	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322011	829677895	5/6/2008	829677895	9/8/2010	12

BRAZIL	SOLID SCR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321406	830932763	4/6/2011	830932763	12/19/2017	12

BRAZIL	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321574	830931635	4/1/2011	830931635	7/22/2014	07

BRAZIL	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321442	810819783	4/16/1982	810819783	11/1/1983	12

BRAZIL	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321443	810819775	4/16/1982	810819775	11/1/1983	07

BRAZIL	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321992	818783516	9/22/1995	818783516	3/23/2004	12

BRAZIL	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322353	964172	6/13/1972	006675905	5/10/1978	07

BRAZIL	XNOX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321885	830774696	10/25/2010	830774696	4/1/2014	007

BRITISH VIRGIN ISLANDS	MYRIDE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321555	5413	3/2/2011	5413	6/12/2011	09

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

BRITISH VIRGIN ISLANDS	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321976	4731	7/25/2007	4731	4/6/2008	06

BRITISH VIRGIN ISLANDS	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321875	1631	10/9/1995	2933	8/12/1996	21, 39, 50

BRUNEI	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321445	25316	9/25/1995	20582	9/25/1995	12

BRUNEI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321996	25313	9/25/1995	20767	9/25/1995	12

BULGARIA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320071	17647	11/13/1991	21149	7/26/1993	12

BULGARIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320159	35955	8/28/1996	31117	7/21/1997	07

BULGARIA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320277	25688	11/30/1993	24166	7/6/1994	12

BULGARIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320486	24475	6/18/1993	22671	2/10/1994	12

BULGARIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320730	17648	11/13/1991	21150	7/26/1993	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

BULGARIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320876	17646	11/13/1991	21148	7/26/1993	12

BULGARIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321214	51981	10/31/2000	41378	2/1/2002	12

BULGARIA	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322141	25686	11/30/1993	24356	8/11/1994	12

BULGARIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321447	444	4/26/1982	13692	12/1/1982	07, 12

BULGARIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322424	24298	5/31/1993	22219	12/3/1993	012

BULGARIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322355	16457	9/12/1991	23403	10/3/1994	006

BULGARIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321779	16456	9/12/1991	23402	10/3/1994	06

BURUNDI	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320348	814866455	11/7/1985	2126BUR	3/4/1985	12

BURUNDI	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321452	1096	10/25/1982	1096	10/25/1982	01

BURUNDI	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321453	3045BUR	9/25/1995	3045BUR	9/25/1995	06, 21, 35, 37, 39, 41, 42

CAMBODIA	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115- 422252-KH	1386972	12/6/2017			12

CAMBODIA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321964	2969207	12/20/2007	2833308	4/8/2008	12

CANADA	4 MORE & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320013	1397797	6/2/2008	TMA757369	1/20/2010	*

CANADA	ABSORBITE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320023	543529	6/10/1985	TMA314502	5/23/1986	*

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CANADA	ALUMINOX (Stylized)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-330196	0883545	7/8/1998	TMA536816	11/7/2000	*, *

CANADA	CALCAT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320045	1533757	6/29/2011	TMA841372	1/28/2013*

CANADA	CARLINE		Tenneco Canada Inc.	REGISTERED	77115-320049	282264	5/11/1964	TMA138379	12/4/1964	*, **

CANADA	CARLINE & Design		Tenneco Canada Inc.	REGISTERED	77115-320050	437884	4/3/1979	TMA265231	12/18/1981	*, **

CANADA	CARLINE & Design		Tenneco Canada Inc.	REGISTERED	77115-320052	437885	4/3/1979	TMA268294	4/16/1982	*, **

CANADA	DESIGN (Bird Head)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320065	378404	9/3/1974	TMA207694	6/20/1975*

CANADA	DNX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-D	1167316	2/7/2003	TMA641699	6/9/2005	*, *

CANADA	DNX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-A	1167457	2/10/2003	TMA665684	6/6/2006	*, *

CANADA	DRIV		Tenneco Automotive Operating Company Inc.	ALLOWED	77115-369714	1718016	3/5/2015			12, 42

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
CANADA	DYNOMAX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320134	1351223	6/12/2007	TMA725279	10/3/2008	*

CANADA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320160	824846	10/2/1996	TMA483943	10/10/1997	*

CANADA	ECONO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320235	1456961	10/28/2009	TMA779662	10/13/2010	*

CANADA	EXHAUST MATE & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320241	1498424	10/4/2010	TMA836128	11/9/2012	*

CANADA	EXHAUST-MATE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320245	1503659	11/12/2010	TMA836131	11/9/2012	*

CANADA	EXPERT PLUS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320250	1391678	4/16/2008	TMA800799	6/23/2011	*, **

CANADA	EXPERT PLUS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-422639	1044216	1/27/2000	TMA562430	5/23/2002	35

CANADA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320278	1476808	4/13/2010	TMA807114	9/21/2011	*

CANADA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320350	496581	12/21/1982	TMA291639	6/8/1984	*

CANADA	GRIPPER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320429	1110339	7/23/2001	TMA654631	12/7/2005	*

CANADA	HUSH		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320437	342496	5/6/1971	TMA194083	9/14/1973	*

CANADA	HUSH THRUSH		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320438	1390962	4/11/2008	TMA746311	8/26/2009	*

CANADA	HUSH THRUSH TURBO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320441	563472	5/28/1986	TMA330693	7/31/1987	*

CANADA	IMX		Tenneco Canada Inc.	REGISTERED	77115-320445	614039	8/29/1988	TMA364207	1/12/1990	*

CANADA	KINETIC		Kinetic Pty Ltd	REGISTERED	77115-322571	1205766	2/9/2004	TMA697835	10/3/2007	*

CANADA	KINETIC		Kinetic Pty Ltd	PENDING	77115-433263	1905258	6/20/2018			12

CANADA	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320457	250091	3/25/1959	TMA115787	10/30/1959	*

CANADA	MAD HOT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320564	1542282	9/6/2011	TMA873532	3/18/2014	*

CANADA	MAGNUM		Tenneco Automotive Operating Company Inc.	PENDING	77115-336192	1877383	1/12/2018			12

CANADA	MAKING HOT RODS HOTTER, SINCE 1966		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320568	1390961	4/11/2008	TMA746309	8/26/2009	*

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
CANADA	MAX-AIR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320600	361487	2/15/1973	TMA208651	8/8/1975	*

CANADA	MAX-LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320607	721180	1/25/1993	TMA426521	4/22/1994	*

CANADA	MEGA-CLAMP		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320615	1093509	2/21/2001	TMA597078	12/10/2003	*

CANADA	MEGA-FLOW		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320618	1137832	4/17/2002	TMA608036	4/20/2004	*

CANADA	MEGA-FLOW NOISE BRAKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320622	1101330	4/27/2001	TMA628573	12/17/2004	*

CANADA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320731	306460	7/17/1967	TMA155588	2/16/1968	*

CANADA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320732	1181765	6/17/2003	TMA656387	1/11/2006	*

CANADA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320733	1432872	3/30/2009	TMA770330	6/21/2010	*

CANADA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320878	395158	3/1/1976	TMA220668	5/20/1977	*

CANADA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320879	1181766	6/17/2003	TMA659014	2/15/2006	*

CANADA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320880	1275054	10/7/2005	TMA725690	10/9/2008	*

CANADA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320881	1432871	3/30/2009	TMA770337	6/21/2010	*

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CANADA	MONROE BRAKES & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321090	1360072	8/16/2007	TMA729931	12/2/2008	*

CANADA	MONROE CERAMICS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321095	1257228	5/11/2005	TMA672112	9/7/2006	12

CANADA	MONROE DYNAMICS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321100	1257226	5/11/2005	TMA716959	6/19/2008	*

CANADA	MONROE GRIPPER & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321123	0467467	3/25/1981	TMA267600	3/26/1982	*

CANADA	MONROE HEAVY DUTY & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321124	1172248	4/14/2003	TMA652819	11/16/2005	*

CANADA	MONROE INVISION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321166	1374839	12/5/2007	TMA729664	11/27/2008	*

CANADA	MONROE PROSOLUTION & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-330870	1592496	8/31/2012	TMA911912	8/20/2015	12

CANADA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321179	1476804	4/13/2010	TMA807115	9/21/2011	*

CANADA	MONROE SAFETY CENTERS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321220	1275055	10/7/2005	TMA724177	9/23/2008	*

CANADA	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321227	407377	2/16/1977	TMA235241	8/17/1979	*

CANADA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321245	306464	7/17/1967	155589	2/16/1968	*

CANADA	MONRO-MAX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321302	347054	10/18/1971	TMA208516	8/1/1975	*

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
CANADA	OUR MISSION IS GO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321632	1142923	6/5/2002	TMA683576	3/14/2007	*

CANADA	PRO PLUS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321725	536612	2/18/1985	315415	6/20/1986	*

CANADA	QUICK STRUT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321838	1188712	8/27/2003	TMA666454	6/21/2006	*

CANADA	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321772	1299350	4/26/2006	TMA738744	4/24/2009	*

CANADA	QUICK-FIT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-332275	1595668	9/25/2012	TMA861216	9/25/2013	*

CANADA	QUICKLIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-336337	1611250	1/24/2013	TMA878400	5/22/2014	*

CANADA	QUIETCRAWLER		Tenneco Automotive Operating Company Inc.	ALLOWED	77115-380675	1758194	12/7/2015			07

CANADA	QUIET-FLOW		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321853	1476803	4/13/2010	TMA806502	9/12/2011	*

CANADA	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321864	402684	9/28/1976	TMA235385	8/24/1979	*

CANADA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321966	858932	10/17/1997	508681	3/2/1999	*

CANADA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322296	1330211	1/4/2007	TMA747701	9/15/2009	*

CANADA	RANCHO RS5000 X-LANDER & Design		Tenneco Automotive Operating Company Inc.	PENDING	77115-422636	1872990	12/14/2017			12

CANADA	RANCHO SUSPENSION & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322109	0616174	9/29/1988	TMA362353	11/3/1989	WAR

CANADA	RATTLER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-380632	1755697	11/19/2015	TMA973249	6/12/2017	*

CANADA	REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322122	1489723	7/22/2010	TMA806713	9/14/2011	*

CANADA	ROCKGEAR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-341746	1629121	5/31/2013	TMA909596	7/28/2015	012

CANADA	RS5000		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-332271	1611148	1/24/2013	TMA878398	5/22/2014	*

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
CANADA	RS7000		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-336340	1611296	1/25/2013	TMA878401	5/22/2014	*

CANADA	RS9000		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-336331	1611147	1/24/2013	TMA885891	9/16/2014	1

CANADA	SAFE & SOUND		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322270	1387410	3/14/2008	TMA747753	9/16/2009	*

CANADA	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322329	1275048	10/7/2005	TMA725688	10/9/2008	*

CANADA	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322330	1189569	9/3/2003	TMA715485	5/29/2008	*, **

CANADA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322016	776058	2/22/1995	TMA452261	12/22/1995	WAR

CANADA	SEVERE SOLUTION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-331892	1594123	9/13/2012	TMA914658	9/21/2015	*

CANADA	SIGNATURE SOUND		Tenneco Automotive Operating Company Inc.	ALLOWED	77115-353266	1663102	2/7/2014			*, **

CANADA	SOUNDFX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-333131	1598678	10/18/2012	TMA871530	2/18/2014	*

CANADA	STARLA		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321484	1401648	7/2/2008	TMA780463	10/25/2010	*

CANADA	STREET LETHAL		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321487	1188711	8/27/2003	TMA648587	9/20/2005	*

CANADA	STRUT-MATE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321556	1476809	4/13/2010	TMA807113	9/21/2011	*

CANADA	SUPER TURBO (Refile)		Tenneco Automotive Operating Company Inc.	PENDING	77115-389255	1768394	2/18/2016			*

CANADA	TECH-FIT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-345019	1638582	8/7/2013	TMA947053	8/23/2016	37

CANADA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321455	296379	4/15/1966	TMA164560	8/8/1969	*

CANADA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321456	475960	9/24/1981	TMA271239	7/23/1982	*

CANADA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321457	475962	9/24/1981	TMA271058	7/16/1982	*

CANADA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321458	793228	9/22/1995	TMA501483	9/30/1998	*

CANADA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321459	1432867	3/30/2009	TMA824738	5/24/2012	*

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CANADA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322001	793227	9/21/1995	501705	10/2/1998	*

CANADA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322002	1432869	3/30/2009	TMA824739	5/24/2012	*

CANADA	TENNECO T3CHTOUR & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322363	1436439	4/29/2009	TMA790931	2/16/2011	*

CANADA	TENNECO TECHNOLOGY TOUR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322368	1436436	4/29/2009	TMA790932	2/16/2011	*

CANADA	THE ROAD SENSING ONE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322377	726227	4/7/1993	TMA424850	3/4/1994	12

CANADA	THE ROAD SENSING ONE & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322380	738013	9/30/1993	TMA439201	2/10/1995	12

CANADA	THIS BIRD IS LOUD AND PROUD		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-380629	1755698	11/19/2015	TMA973259	6/12/2017	*

CANADA	THRUSH		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322385	193068	11/9/1965	TMA147024	9/9/1966	*

CANADA	THRUSH CLASSIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322393	546712	7/30/1985	TMA340187	5/13/1988	*

CANADA	TRU FIT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322403	470271	5/21/1981	TMA267126	3/5/1982	*

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CANADA	TWIN TECHNOLOGY ACTIVE CONTROL SYSTEM & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-336008	1609774	1/14/2013	TMA879883	6/11/2014	*

CANADA	ULTRA FLO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-336335	1611295	1/25/2013	TMA861141	9/25/2013	*

CANADA	VINTAGE SOUND...TODAY’S POWER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322476	1390963	4/11/2008	TMA758058	1/27/2010	*

CANADA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322357	245008	3/28/1958	TMA135847	5/22/1964	*

CANADA	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321782	283559	7/15/1964	TMA143874	2/11/1966	*

CANADA	WALKER & Design (New) (black background)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-334379	1611658	1/29/2013	TMA885884	9/16/2014	1, 1

CANADA	WALKER ADVANTAGE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321746	543528	6/10/1985	TMA314451	5/23/1986	*

CANADA	WALKER HEAVY DUTY & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321778	1172249	4/14/2003	TMA652831	11/16/2005	*

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CANADA	WALKER HEAVY DUTY MONROE & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321798	1172250	4/14/2003	TMA652832	11/16/2005	*

CANADA	WALKER INVISION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321809	1387196	3/13/2008	TMA746307	8/26/2009	*

CANADA	WALKER ULTRA and Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321821	1525578	4/29/2011	TMA832169	9/18/2012	*

CANADA	X-LANDER		Tenneco Automotive Operating Company Inc.	PENDING	77115-422634	1872989	12/14/2017			12

CANADA	XNOX (Refile)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-346921	1645387	9/26/2013	TMA966467	3/22/2017	*, **

CHILE	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320161	354196	9/4/1996	800470	6/4/1997	07

CHILE	FRIC-ROT		Fric-Rot S.A.I.C.	REGISTERED	77115-320269	810017	10/10/1997	839734	1/27/1998	06, 07, 09, 12, 17

CHILE	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320734	12658B	8/6/1963	1069077	11/28/1963	12

CHILE	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-422241	1274209	12/5/2017	1275922	5/31/2018	12

CHILE	MONROE MAGNUM PLUS & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321173	572069	1/17/1992	639453	6/19/1992	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
CHILE	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321246	12659	8/6/1963	696274	11/28/1963	12

CHILE	OESPECTRUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421840	1274207	12/5/2017	1275921	5/31/2018	12

CHILE	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321968	336014	3/4/1996	1246740	1/20/1997	12

CHILE	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322297	754912	12/12/2006	791870	7/10/2007	12

CHILE	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322019	300324	2/24/1995	1224060	1/22/1996	12

CHILE	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321460	101744	2/12/1982	691587	4/5/1982	07, 12

CHILE	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321461	834463	9/22/1995	841623	10/23/1998	06, 12

CHILE	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321462	923491	6/21/2000	578663	10/10/2000	07, 12

CHILE	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-370571	1149047	4/1/2015	1191610	1/6/2016	07

CHINA	AXIOS		Tenneco Automotive Operating Company Inc.	PENDING	77115-421215	27401828	11/10/2017			12

CHINA	CLEANEGR		Tenneco Automotive Operating Company Inc.	PENDING	77115-418587	27625101	11/22/2017			07

CHINA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320162	960111598	10/3/1996	1163088	3/28/1998	12

CHINA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320279	4192594	7/28/2004	4192594	1/7/2007	12

CHINA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320281	4192587	7/28/2004	4192587	1/7/2007	07

CHINA	GAS-MAGNUM (in Chinese Characters)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320317	4192588	7/28/2004	4192588	11/14/2006	07

CHINA	GAS-MAGNUM (in Chinese Characters)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320318	4192595	7/28/2004	4192595	11/14/2006	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
CHINA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320352	4270752	9/15/2004	4270752	2/28/2007	012

CHINA	KINETIC (Stylized) and KINETIC - Series Mark		Kinetic Pty Ltd	REGISTERED	77115- 322576-CN	829372	2/4/2004	829372	2/4/2004	09, 12

CHINA	MAX-LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320608	9800029617	4/2/1998	1327076	10/21/1999	12

CHINA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320735	8844094	12/5/1988	503684	11/10/1989	12

CHINA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320736	90022569	6/11/1990	555935	6/20/1991	12

CHINA	MONROE		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115- 421388	27483937	11/15/2017			12

CHINA	MONROE & Design (in New Chinese)		Tenneco Automotive Operating Company Inc.	PENDING	77115- 432457	30992188	5/18/2018			12

CHINA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320883	90022559	6/11/1990	555936	6/20/1991	12

CHINA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 330008	11275279	7/30/2012	11275279	2/21/2015	07

CHINA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 330009	11275278	7/30/2012	11275278	1/14/2014	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CHINA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-330010	11275277	7/30/2012	11275277	12/28/2013	42

CHINA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-421389	27483936	11/15/2017			12

CHINA	MONROE & Design (New Wing) (in New Chinese 蒙诺)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320947	1119148	10/14/1997	1119148	10/14/1997	12

CHINA	MONROE (In Chinese Characters 万里路)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320949	4192578	7/28/2004	4192578	11/14/2006	12

CHINA	MONROE (In Chinese Characters 万里路)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-330011	11372378	8/20/2012	11372378	4/21/2014	07

CHINA	MONROE (In Chinese Characters 万里路)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-330012	11372377	8/20/2012	11372377	6/28/2016	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CHINA	MONROE (In Chinese Characters 万里路)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-330013	11353284	8/15/2012	11353284	1/14/2014	42

CHINA	MONROE (In Mandarin) (Chinese)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320952	46032	11/10/1989	503685	11/10/1989	12

CHINA	MONROE (In Meng Nuo 蒙诺 ) (Chinese)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320954	960110165	9/28/1996	1119149	10/14/1997	12

CHINA	MONROE (in New Chinese)		Tenneco Automotive Operating Company Inc.	PENDING	77115-432456	30992187	5/18/2018			12

CHINA	MONROE (Meng Nuo In Complex Chinese)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320863	9800111395	9/29/1998	1388329	4/21/2000	12

CHINA	MONROE (Meng Nuo In Simplified Chinese 蒙诺)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320956	9800111398	9/29/1998	1388330	4/21/2000	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CHINA	MONROE AXIOS & Design		Tenneco Automotive Operating Company Inc.	PENDING	77115-421225	27401829	11/10/2017			12

CHINA	MONROE REFLEX & Design (refile)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-350286	13791061	12/24/2013	13791061	12/21/2015	12

CHINA	Monroe Wings Logo		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-342297	12788858	6/21/2013	12788858	2/14/2015	07

CHINA	Monroe Wings Logo		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-342298	12788857	6/21/2013	12788857	2/14/2015	12

CHINA	MONRO-MATIC PLUS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-369766	19191231	3/2/2016	19191231	4/7/2017	12

CHINA	MYRIDE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321329	6430275	12/11/2007	6430275	3/28/2010	09

CHINA	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-CN	1385233	11/21/2017			012

CHINA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321970	2001071011	4/29/2001	1803142	7/7/2002	07

CHINA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321972	2001085454	5/24/2001	2023216	9/14/2004	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CHINA	RANCHO (in Chinese characters)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322286	4192602	7/28/2004	4192602	11/14/2006	07

CHINA	RANCHO (in Chinese characters)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322287	4192593	7/28/2004	4192593	11/14/2006	12

CHINA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322298	5770533	12/7/2006	5770533	9/14/2009	12

CHINA	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321974	2001071024	4/29/2001	2023878	4/21/2005	07

CHINA	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321975	2001085455	5/24/2001	2023208	9/14/2004	12

CHINA	REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321136	10368218	12/29/2011	10368218	12/14/2015	12

CHINA	ROADMATIC & Design		Tenneco Automotive Operating Company Inc.	PENDING	77115-418783	26480367	9/19/2017			12

CHINA	ROADMATIC & Design (refile)		Tenneco Automotive Operating Company Inc.	PENDING	77115-436604	N/A	8/14/2018			12

CHINA	ROADMATIC (Chinese characters)		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-412117	25253714	7/11/2017			12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CHINA	SAFETY TRIANGLE & Design (without Steering Stopping Stability)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-341093	12765856	6/18/2013	12765856	12/14/2014	35

CHINA	Safety Triangle Design (with no words)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-341092	12765857	6/18/2013	12765857	12/14/2014	12

CHINA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322021	950126686	10/10/1995	982555	4/14/1997	12

CHINA	SENSA-TRAC (In Chinese Characters)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322275	4192577	7/28/2004	4192577	11/14/2006	12

CHINA	SENSA-TRAC (In Chinese Characters)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322276	4192603	7/28/2004	4192603	11/14/2006	07

CHINA	SIGNATURE SOUND		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-353283	14132416	3/7/2014	14132416	8/7/2015	07

CHINA	SMARTSOUND		Tenneco Automotive Operating Company Inc.	PENDING	77115-418590	27625100	11/22/2017			07

CHINA	SOLID SCR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321422	9308181	4/7/2011	9308181	11/28/2012	07

CHINA	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321578	8309689	5/19/2010	8309689	2/28/2012	07

CHINA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321463	93111845	11/17/1993	780582	10/7/1995	12

CHINA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321464	95014797	2/15/1995	904147	11/28/1996	17

CHINA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321465	950119469	9/21/1995	982558	4/14/1997	12

CHINA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321466	4192590	7/28/2004	4192590	1/21/2009	07

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CHINA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322004	950119479	9/21/1995	982556	4/14/1997	12

CHINA	TENNECO & Design (Horizon) (In Chinese)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322252	950119484	9/21/1995	982557	4/14/1997	12

CHINA	TENNECO (in Chinese characters)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322350	4192576	7/28/2004	4192576	1/21/2009	012

CHINA	TENNECO (in Chinese characters)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322352	4192589	7/28/2004	4192589	11/14/2006	007

CHINA	TENNECO (In Chinese)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322354	950119474	9/21/1995	982559	4/14/1997	12

CHINA	TENNECO SIGNATURE SOUND		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-353286	14132415	3/7/2014	14132415	8/7/2015	07

CHINA	THRUSH		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320383	10308495	12/15/2011	10308495	3/28/2013	12

CHINA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322360	4192599	7/28/2004	4192599	12/21/2006	007

CHINA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-325030	10553632	3/1/2012	10553632	4/7/2014	07

CHINA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-343494	12884950	7/9/2013	12884950	10/21/2015	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CHINA	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-325031	10553631	3/1/2012	10553631	4/7/2014	07

CHINA	WALKER & Design (in Chinese characters)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321735	960050164	4/22/1996	1060554	7/21/1997	12

CHINA	WALKER & Design (New) (black background)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-346947	13305808	9/29/2013	13305808	2/14/2015	07

CHINA	WALKER & Design (New) (black background)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-346948	13305807	9/29/2013	13305807	8/14/2015	12

CHINA	WALKER (in Chinese characters)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321741	960050165	4/22/1996	1060555	7/21/1997	012

CHINA	WALKER (In Chinese Characters)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-362013	15226530	8/26/2014	15226530	4/21/2017	07

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CHINA	WAN LI LU & Design (MONROE in Chinese 万里路)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321827	913155	1/1/1991	578249	1/10/1992	012

CHINA	XNOX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321893	8666657	9/14/2010	8666657	9/28/2011	007

COLOMBIA	AXIOS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320032	03007023	1/31/2003	285879	7/29/2004	12

COLOMBIA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320118	339374	4/5/1991	145250	11/17/1993	12

COLOMBIA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320119	339373	4/5/1991	145249	11/17/1993	37

COLOMBIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320163	96046887	9/3/1996	203117	11/19/1997	07

COLOMBIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320353	249260	9/27/1985	126062	12/6/1988	12

COLOMBIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320738	92151686	2/17/1960	46794	8/23/1960	12

COLOMBIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320886	92325158	7/11/2000	109825	7/11/1985	12

COLOMBIA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321247	92291348	8/13/1993	55316	10/29/1993	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

COLOMBIA	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-CO	1385233	11/21/2017			012
COLOMBIA	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321867	92319563	5/20/1981	107892	4/11/1985	12
COLOMBIA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321927	97058254	10/6/1997	211348	8/11/1998	12
COLOMBIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322299	06127437	12/20/2006	335175	7/5/2007	12
COLOMBIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322023	95007845	2/28/1995	176456	6/30/1995	12
COLOMBIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321467	208837	2/10/1982	110093	10/9/1984	07
COLOMBIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321468	208838	2/11/1982	106947	8/30/1984	12
COLOMBIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322006	95044551	9/26/1995	188344	8/15/1996	12
COLOMBIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-370573	2015074218	4/1/2015	567515	7/6/2017	07
COSTA RICA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320164	100363	8/22/1996	100363	3/14/1997	07
COSTA RICA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320739	65952	11/28/1985	65952	11/28/1985	12
COSTA RICA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321248	20020005337	8/6/2002	171789	12/3/2007	12
COSTA RICA	MYRIDE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321331	20080004369	5/9/2008	181150	10/24/2008	09
COSTA RICA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321932	19970008187	11/4/1997	107800	6/10/1998	12
COSTA RICA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322300	20070000495	1/18/2007	193281	7/31/2009	12
COSTA RICA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322025	128999	8/18/1995	96091	8/14/1996	12
COSTA RICA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321474	19950006660	9/22/1995	98077	12/2/1996	12
COSTA RICA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321476	20060003708	5/3/2006	189468	4/30/2009	07
COSTA RICA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-370575	2015003337	4/9/2015	245930	8/20/2015	07

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CROATIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320487	014139	9/6/1993	Z932682	1/27/1997	12

CROATIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322426	381-04/93-01/4140	9/6/1993	Z932683	2/28/1997	12

CUBA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320740	196599	12/11/1959	106108	4/1/1963	12

CUBA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321478	25086	6/25/1986	116330	6/25/1986	07

CUBA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321489	25186	6/25/1986	116331	6/25/1986	12

CURACAO	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-407993	07243	2/3/1997	07243	3/7/1997	12

CURACAO	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-410009	09465	3/8/1966	09465	4/12/1966	12

CURACAO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115—321641A	07244	3/3/1983	07244	3/3/1983	07, 12

CURACAO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-392375	07245	9/22/1995	07245	9/4/1996	12

CURACAO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-392376	07242	9/22/1995	07242	9/4/1996	12

CYPRUS	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321934	73898	6/11/2007	73898	11/21/2011	12

CYPRUS	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322027	44091	12/4/1995	44091	4/2/1999	12

CYPRUS	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321490	23043	10/5/1982	23043	10/5/1982	12

CYPRUS	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321491	44942	4/2/1996	44942	3/3/2000	07

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CYPRUS	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322007	43466	9/22/1995	43466	10/22/1998	12

CYPRUS	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322009	43828	11/13/1995	43828	2/26/1999	07

CZECH REPUBLIC	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320072	65670	12/31/1991	176081	5/4/1994	12

CZECH REPUBLIC	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320165	120702	3/24/1997	210576	6/29/1998	007

CZECH REPUBLIC	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320291	9382161	8/26/1993	188794	3/19/1996	12

CZECH REPUBLIC	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320355	65699	1/3/1992	173469	9/2/1993	012

CZECH REPUBLIC	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320356	9382160	8/26/1993	188793	3/19/1996	12

CZECH REPUBLIC	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320458	9382158	8/26/1993	188791	3/19/1996	12

CZECH REPUBLIC	MICHEL ALU		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320625	150825	1/13/2000	231299	2/21/2001	12

CZECH REPUBLIC	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320741	65666	12/31/1991	176077	5/4/1994	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

CZECH REPUBLIC	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320887	65668	12/31/1991	176078	5/4/1994	12

CZECH REPUBLIC	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321180	O160560	10/31/2000	240180	1/25/2002	12

CZECH REPUBLIC	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321870	65669	12/31/1991	176079	5/4/1994	12

CZECH REPUBLIC	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322143	9382159	8/26/1993	188792	3/19/1996	12

CZECH REPUBLIC	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321492	52760	7/22/1982	166351	10/13/1986	01, 02, 03, 04, 05, 07, 09, 12, 13, 14, 16, 20, 21, 24, 25, 27, 29, 31

CZECH REPUBLIC	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322428	81859	8/12/1993	189342	4/29/1996	12

CZECH REPUBLIC	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322367	63582	9/6/1991	174573	1/12/1994	006

CZECH REPUBLIC	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321793	63583	9/6/1991	174572	1/12/1994	06

DEM REPUBLIC OF CONGO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321472	NP554RDC2003	12/19/2003	100302003	7/3/2004	12

DENMARK	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320073	VA199003504	5/1/1990	VR199101566	3/8/1991	12

DENMARK	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320097	VA199003505	5/1/1990	VR199101567	3/8/1991	12

DENMARK	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320292	318186	5/20/1986	VR198703243	10/2/1987	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
DENMARK	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320459	VA027711962	8/14/1962	VR196300775	4/6/1993	12

DENMARK	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320489	VA198706992	10/22/1987	VR198905394	9/15/1989	12

DENMARK	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-422252-DK	1386972	12/6/2017	1386972	12/6/2017	12

DENMARK	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320960	VA200002467	6/2/2000	VR200004041	8/29/2000	12

DENMARK	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321181	VA 004568 2000	11/1/2000	VR 000174 2001	1/9/2001	012

DENMARK	OESpectrum		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421828-DK	1385233	11/21/2017	1385233	11/21/2017	012

DENMARK	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321872	VA198103771	9/9/1981	VR198201042	3/5/1992	12

DENMARK	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321935	066571989	9/11/1989	VR199209471	10/16/1992	12

DENMARK	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322148	VR197103570	9/21/1971	VR197203155	9/29/1992	12

DENMARK	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321493	VA198200543	2/8/1992	VR198202985	8/20/1982	07, 12

DENMARK	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322013	VA069381995	9/15/1995	VR199506531	9/29/1995	12

DENMARK	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322430	VA199201179	2/18/1992	VR199401801	3/18/1994	12

DENMARK	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322371	38491978	9/12/1978	20531979	7/13/1979	12

DENMARK	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321800	VA198001643	4/14/1980	VR198004414	11/27/1980	008, 012

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

DOMINICAN REPUBLIC	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320167	94164	9/25/1996	94164	12/15/1997	07

DOMINICAN REPUBLIC	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320743	11214	2/20/1960	11214	3/8/1960	12

DOMINICAN REPUBLIC	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321249	12632	4/4/1963	12632	4/4/1963	25

DOMINICAN REPUBLIC	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321938	200741096	11/13/2007	165543	1/29/2008	12

DOMINICAN REPUBLIC	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322015	81518	9/23/1995	81518	1/15/1996	12

ECUADOR	AUTOK (Stylized)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320028	137939	10/6/2003	9452	1/23/2004	37

ECUADOR	AUTOK (Stylized)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320029	137937	10/6/2003	9450	1/23/2004	42

ECUADOR	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320120	23823	1/23/1991	297691	11/26/1991	20

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

ECUADOR	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320168	71233	8/23/1996	873SENADI	2/11/1998	07

ECUADOR	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320359	291085	11/22/1985	404986	5/21/1986	12

ECUADOR	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320744	161	8/30/1963	342	6/29/1964	12

ECUADOR	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-422242	IEPI201780675	12/7/2017			12

ECUADOR	MONROE CLUB		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321098	137938	10/6/2003	9451	1/23/2004	35

ECUADOR	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321250	160	8/30/1963	341-64	6/29/1964	07

ECUADOR	OESPECTRUM		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-421841	IEPI201777780	11/22/2017			12

ECUADOR	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321941	65738	9/22/1997	65	12/29/1998	12

ECUADOR	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322301	178725	12/14/2006	7385	10/9/2007	12

ECUADOR	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322033	54565	2/23/1995	142-97	2/26/1997	12

ECUADOR	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321495	750	4/15/1982	1381	9/2/1982	12

ECUADOR	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321496	740	4/15/1982	1365	9/2/1982	07

ECUADOR	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322018	61277	9/22/1995	1278	4/28/1997	12

ECUADOR	WALKER		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-371051	IEPI201513799	4/10/2015			07

EGYPT	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320360	65131	1/15/1985	65131	4/14/1988	12

EGYPT	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-342464	293301	9/30/2013	293301	1/17/2016	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
EGYPT	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-342465	293300	9/30/2013	293300	2/4/2016	12

EGYPT	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322035	152131	6/23/2002	152131	4/18/2007	12

EGYPT	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321497	60908	6/14/1982	60908	6/14/1982	07

EGYPT	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321498	60909	6/14/1982	60909	6/14/1982	12

EGYPT	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322022	97518	9/21/1995	97518	1/16/2002	12

EL SALVADOR	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320121	E115091	5/27/1991	26Book75	4/21/1998	35

EL SALVADOR	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320169	363196	8/23/1996	179Bk60	9/12/1997	07

EL SALVADOR	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320745	E7658508	5/21/2008	153Book139	1/21/2009	12

EL SALVADOR	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321251	None	5/3/1963	11637	10/5/1964	12

EL SALVADOR	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322037	117995	5/9/1995	157 Book 54	5/26/1997	12

EL SALVADOR	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321499	20060085147	4/25/1994	22Book79	11/8/1996	07

EL SALVADOR	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321500	200600085145	4/25/1994	118L63F237238	11/8/1996	12

EL SALVADOR	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322024	1995004191	9/22/1995	111L74F223224	1/14/1997	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
EL SALVADOR	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-370579	E1427332015	4/14/2015	21/271	1/6/2016	07

ESTONIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320170	9601949	10/1/1996	25431	3/27/1998	07

ESTONIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321182	M200001617	10/26/2000	35445	12/19/2001	12

ESTONIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322041	9501099	5/15/1995	22156	1/29/1997	12

ESTONIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321501	9303201	3/31/1993	10188	4/22/1994	07, 12

ESTONIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321502	9502062	9/22/1995	22924	3/26/1997	06, 12, 16, 21, 35, 37, 39, 41, 42

ESTONIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322026	9502061	9/22/1995	22923	3/26/1997	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

EUROPEAN UNION (EUTM & RCD)	ACOCAR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-370603	013884036	3/27/2015	013884036	7/31/2015	12

EUROPEAN UNION (EUTM & RCD)	ALUMINOX (Stylized)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-330195	000154476	4/1/1996	000154476	12/3/1998	12, 39, 7

EUROPEAN UNION (EUTM & RCD)	CLEANEGR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-418586	017380965	10/24/2017	17380965	2/22/2018	07

EUROPEAN UNION (EUTM & RCD)	CLEVEBALL		The Pullman Company	REGISTERED	77115-320055	000357467	9/10/1996	000357467	3/16/1999	07, 12, 37

EUROPEAN UNION (EUTM & RCD)	DRIV		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-369715	013802715	3/6/2015	013802715	7/3/2015	12, 42

EUROPEAN UNION (EUTM & RCD)	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-368161	013645312	1/15/2015	013645312	5/11/2015	07, 25, 42

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

EUROPEAN UNION (EUTM & RCD)	FONOS MF & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-330198	000154492	4/1/1996	000154492	3/29/1999	12, 37, 39, 7

EUROPEAN UNION (EUTM & RCD)	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-360600	13084876	7/15/2014	013084876	11/26/2014	12

EUROPEAN UNION (EUTM & RCD)	KINETIC		Kinetic Pty Ltd	REGISTERED	77115-322575-EU	980516	4/9/2008	980516	10/29/2009	12, 42

EUROPEAN UNION (EUTM & RCD)	KINETIC (Logo)		Kinetic Pty Ltd	REGISTERED	77115-322590-EU	980515	4/9/2008	980515	10/29/2009	12, 42

EUROPEAN UNION (EUTM & RCD)	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320746	003306041	8/11/2003	003306041	3/24/2005	07, 12, 25

EUROPEAN UNION (EUTM & RCD)	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421250	017456237	11/9/2017	17456237	5/22/2018	12

EUROPEAN UNION (EUTM & RCD)	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320889	003309184	8/11/2003	003309184	3/3/2005	12, 25, 7

EUROPEAN UNION (EUTM & RCD)	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421249	017448549	11/9/2017	17448549	5/22/2018	12

EUROPEAN UNION (EUTM & RCD)	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-436531	017937987	8/1/2018			12

EUROPEAN UNION (EUTM & RCD)	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321183	001925890	10/27/2000	001925890	1/14/2002	12

EUROPEAN UNION (EUTM & RCD)	OESpectrum		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421828-EU	1385233	11/21/2017	1385233	11/21/2017	012

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
EUROPEAN UNION (EUTM & RCD)	QUICK-STRUT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321840	008447088	7/23/2009	008447088	5/27/2011	12

EUROPEAN UNION (EUTM & RCD)	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321946	006409668	11/6/2007	006409668	10/17/2008	12

EUROPEAN UNION (EUTM & RCD)	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322302	005524855	12/5/2006	005524855	1/18/2008	12

EUROPEAN UNION (EUTM & RCD)	ROADMATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421791	017509746	11/21/2017	17509746	3/15/2018	12

EUROPEAN UNION (EUTM & RCD)	SAFETY TRIANGLE & Design (Steering Stopping Stability)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322331	002572444	2/11/2002	002572444	5/2/2003	12, 41

EUROPEAN UNION (EUTM & RCD)	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-363220	013228771	9/4/2014	013228771	1/22/2015	12

EUROPEAN UNION (EUTM & RCD)	SIGNATURE SOUND		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-353271	12581492	2/10/2014	012581492	10/14/2014	07, 09, 12, 42

EUROPEAN UNION (EUTM & RCD)	SMARTSOUND		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-418589	017381021	10/24/2017	017381021	2/22/2018	07

EUROPEAN UNION (EUTM & RCD)	SOLID SCR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321428	009862012	4/1/2011	009862012	9/5/2011	7

EUROPEAN UNION (EUTM & RCD)	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321581	007475701	12/9/2008	007475701	7/24/2009	07

EUROPEAN UNION (EUTM & RCD)	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-345067	012053542	8/8/2013	012053542	2/18/2014	07, 12, 35, 36, 37, 40, 41, 42

EUROPEAN UNION (EUTM & RCD)	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-345068	012053559	8/8/2013	012053559	2/18/2014	07, 12, 35, 36, 37, 40, 41, 42

EUROPEAN UNION (EUTM & RCD)	THE SIXTH SENSE FOR YOUR DRIVE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-372567	014091193	5/18/2015	014091193	9/21/2015	12, 35, 37

EUROPEAN UNION (EUTM & RCD)	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-347852	12260014	10/28/2013	012260014	3/24/2014	12

EUROPEAN UNION (EUTM & RCD)	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-340994	011826377	5/17/2013	011826377	12/5/2013	06, 07, 12, 42

EUROPEAN UNION (EUTM & RCD)	WALKER & Design (New) (black background)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-340995	011826351	5/17/2013	011826351	12/5/2013	06, 07, 12, 42

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

EUROPEAN UNION (EUTM & RCD)	WALKER ALUMINOX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-330197	000260638	5/24/1996	000260638	3/29/1999	12, 39, 7

EUROPEAN UNION (EUTM & RCD)	XNOX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321897	009376369	9/15/2010	009376369	2/28/2011	007

FIJI	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320171	28135	9/4/1996	38970	11/23/1999	06

FIJI	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320747	24426	3/8/1993	36221	1/5/1995	22

FIJI	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320890	24424	3/8/1993	24424	10/8/1996	22

FIJI	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321504	27169	10/10/1995	38136	9/10/1998	06

FIJI	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321505	27173	10/10/1995	38135	9/25/1998	13

FIJI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322030	27176	10/10/1995	38138	9/25/1998	06

FIJI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322032	27175	10/10/1995	38137	10/28/1998	05

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

FIJI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322034	27177	10/10/1995	38134	9/25/1998	13

FINLAND	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320074	229890	5/2/1990	117366	3/5/1992	12

FINLAND	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320098	229990	5/2/1990	117367	3/5/1992	012

FINLAND	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320172	T199701055	3/12/1997	214534	6/30/1999	07

FINLAND	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320294	T198601950	5/22/1986	103250	2/6/1989	12

FINLAND	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320513	T198704383	10/20/1987	108440	8/20/1990	12

FINLAND	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320748	636384	9/2/1963	43633	12/10/1964	12

FINLAND	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320961	T2OOOO1657	6/7/2000	222313	11/30/2001	12

FINLAND	MONROE FORMULA GP		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321112	252889	5/17/1989	114965	11/20/1991	12

FINLAND	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321184	200003642	10/31/2000	222989	2/15/2002	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

FINLAND	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321876	406681	9/10/1981	86674	8/22/1983	12

FINLAND	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322152	533871	10/19/1971	63962	6/26/1975	12

FINLAND	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321506	T198205310	9/24/1982	89390	7/5/1984	07, 12

FINLAND	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321507	T199505436	9/22/1995	206490	6/30/1997	06, 12, 21, 35, 37, 39, 41, 42

FINLAND	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322036	T199505437	9/22/1995	206491	6/30/1997	12

FINLAND	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322433	T199200851	2/20/1992	127126	7/20/1993	12

FINLAND	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322378	T19784049	9/12/1978	78729	9/7/1981	012

FINLAND	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321806	186980	3/31/1980	81638	5/5/1982	12, 8

FRANCE	CONTROL 4		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320058	023161372	4/24/2002	023161372	4/24/2002	12

FRANCE	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320075	206702	5/2/1990	1739960	5/2/1990	12

FRANCE	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320099	206703	5/2/1990	1590126	5/2/1990	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

FRANCE	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320173	96643898	10/1/1996	96643898	10/1/1996	07

FRANCE	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320295	796089	5/14/1986	1354767	5/14/1986	12

FRANCE	KINETIC (Logo)		Kinetic Pty Ltd	REGISTERED	77115-322573	3225582	5/16/2003	3225582	5/16/2003	12

FRANCE	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320461	073521514	8/28/2007	073521514	8/28/2007	12

FRANCE	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320749	201404	10/27/1975	1328356	10/27/1975	12

FRANCE	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320893	94523288	6/6/1994	94523288	6/6/1994	12

FRANCE	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320962	003033149	6/7/2000	003033149	6/7/2000	12

FRANCE	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321185	3062023	11/3/2000	3062023	11/3/2000	12

FRANCE	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322158	1693159	9/13/1991	1693159	9/13/1991	12

FRANCE	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321508	95589254	9/22/1995	95589254	9/22/1995	06, 12

FRANCE	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321509	023140592	1/8/2002	023140592	1/8/2002	07, 12

FRANCE	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322038	95589255	9/22/1995	95589255	3/1/1996	06, 12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

FRANCE	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322435	92406564	2/20/1992	92406564	2/20/1992	12

FRANCE	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322390	918930	4/7/1988	1459300	4/7/1988	12

FRENCH POLYNESIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-377925			94523288	6/6/1994

GEORGIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320750	AM2000015689	10/26/2000	M14160	12/4/2001	07, 12

GEORGIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321186	AM015704	10/30/2000	M14163	12/4/2001	12

GEORGIA	MYRIDE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321346	AM046174	12/10/2007	M19061	1/28/2009	09

GEORGIA	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-GE	1385233	11/21/2017			012

GEORGIA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321950	AM2000015687	10/26/2000	M14161	12/4/2001	07, 12

GEORGIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322303	AM041143	12/6/2006	M18052	11/13/2007	12

GEORGIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321511	00354203	7/31/1996	2346	6/12/1996	07, 12

GEORGIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322039	00930603	9/22/1995	3128	9/16/1996	06, 12, 16, 21, 35, 37, 39, 41, 42

GEORGIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322436	00698303	1/10/1994	7457	11/11/1997	12

GEORGIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322404	628203	7/31/1993	8477	2/27/1998	06

GEORGIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322409	AM2000015688	10/26/2000	M14959	1/30/2003	07, 12

GEORGIA	WALKER & Design (New) (black background)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321811	01099303	7/31/1993	8476	2/7/1998	006

GERMANY	CONTROL 4		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320059	302194274	4/22/2002	302194274	5/6/2002	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

GERMANY	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320100	M6732012WZ	5/2/1990	1181254	10/2/1991	12

GERMANY	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320076	M6731912WZ	5/2/1990	1178195	6/24/1991	12

GERMANY	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320175	396395732	9/11/1996	39639573	2/4/1997	07

GERMANY	G GILLET (Stylized)		Tenneco GmbH	REGISTERED	77115-359842	395240301	6/9/1995	39524030	10/20/1995	07

GERMANY	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320296	M5853612WZ	5/14/1986	1105271	4/23/1987	12

GERMANY	GILLET		Tenneco GmbH	REGISTERED	77115-354790	394049896	12/5/1994	39404989	8/16/1995	07

GERMANY	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320462	M19826	6/22/1982	791276	8/2/1992	12

GERMANY	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320751	M1578510Wz	12/11/1959	744952	1/23/1961	12

GERMANY	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320894	M7808312WZ	6/7/1994	2095625	4/26/1995	12

GERMANY	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320963	30041943012	6/2/2000	30041943	10/16/2000	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

GERMANY	MONROE EXPERT SIGN		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321108	M35562/12WZ	3/30/1972	910051	9/24/1973	12

GERMANY	MONROE EXPERT SIGN		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321109	M5198812Wz	9/22/1982	1048175	9/22/1992	12

GERMANY	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321187	3008082831	11/2/2000	30080828	2/12/2001	12

GERMANY	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322162	M5032812	9/17/1981	1044486	2/7/1983	12

GERMANY	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321513	T215567WZ	2/3/1982	1050536	7/5/1983	07, 12, 29, 31

GERMANY	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321514	643998	4/21/1982	643998	4/21/1992	07, 12

GERMANY	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321515	395388422	9/22/1995	39538842	3/26/1997	12

GERMANY	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322040	395388384	9/22/1995	39538838	3/18/1998	12

GERMANY	THRUSH		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322386	30254231012	11/8/2002	30254231	3/14/2003	012

GERMANY	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322438	M176412WZ	2/17/1992	2033728	3/31/1993	012

GERMANY	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322417	T138277Wz	6/3/1970	891189	3/7/1972	006, 007, 011, 012

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

GERMANY	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321816	T202478Wz	4/2/1980	1013096	4/2/1980	08, 12

GHANA	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115-422252-GH	1386972	12/6/2017			12

GHANA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321252	None	4/3/1963	12246	6/3/1963	13

GHANA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321517	29403	12/9/1998	29403	8/22/2003	12

GHANA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322042	26787	9/22/1995	26787	10/1/2002	12

GREECE	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320077	100842	10/1/1990	100842	6/17/1994	12

GREECE	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320101	100843	10/1/1990	100843	6/17/1994	12

GREECE	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320176	130498	8/29/1996	130498	12/17/1998	07

GREECE	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320298	82947	6/13/1986	82947	6/12/1996	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

GREECE	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320463	70848	1/19/1982	70848	1/19/1992	12

GREECE	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320964	145270	9/13/2000	145270	7/17/2003	12

GREECE	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321188	145677	11/22/2000	145677	6/18/2002	12

GREECE	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321890	70849	1/19/1982	70849	1/19/1992	12

GREECE	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321953	94385	6/28/1989	94385	7/17/1992	12

GREECE	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322167	48380	5/8/1972	48380	7/17/1973	12

GREECE	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321518	71663	4/21/1982	71663	4/21/1982	07, 12

GREECE	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322440	108028	3/4/1992	108028	12/19/1994	012

GREECE	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322420	62335	11/23/1978	62335	11/23/1978	12

GUATEMALA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320122	2856	6/6/1991	70516	3/27/1994	12

GUATEMALA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320177	R0000202009	7/22/1997	093311	1/7/1999	07

GUATEMALA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320754	57440	4/19/1979	20620	5/4/1989	12

GUATEMALA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321253	200903387	11/25/1988	60008	1/31/1990	12

GUATEMALA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321519	71255	9/1/1981	45177	10/10/1983	12

GUATEMALA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321520	71254	9/1/1981	45175	10/10/1983	07

GUATEMALA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322046	20063476	9/21/1995	82415	12/23/1996	06

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

GUATEMALA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322048	200903402	9/29/1995	100602	2/1/2000	12

GUATEMALA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-370580	2015004361	5/12/2015	215457	6/22/2016	07

GUYANA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320365	12345A	9/23/1985	12345A	4/8/1987	12

GUYANA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321254	941966	3/10/1966	6256A	5/25/1966	12

GUYANA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321521	A11825	11/12/1982	11825A	11/12/1982	07

GUYANA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321522	A11826	11/12/1982	11826A	11/12/1982	12

GUYANA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322050	15138A	9/22/1995	15138A	4/18/2000	12

HAITI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322055	398E	3/31/2009	92Reg173	8/26/2009	12

HONDURAS	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320178	1096296	10/16/1996	68734	5/12/1997	07

HONDURAS	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321525	Unknown	6/25/1980	40892	10/11/1982	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

HONDURAS	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322059	877195	9/22/1995	64610	3/15/1996	12

HONDURAS	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-370578	135592015	4/7/2015	135138	12/10/2015	07

HONG KONG	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320179	1166696	9/18/1996	199901817	9/18/1996	07

HONG KONG	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320755	9302489	3/17/1993	127431998	12/7/1998	12

HONG KONG	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320896	9302490	3/17/1993	127441998	12/7/1998	12

HONG KONG	MONROE (In Complex Chinese)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320950	9812687	9/24/1996	199909114	7/16/1999	12

HONG KONG	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322304	300773064	12/5/2006	300773064	12/5/2006	12

HONG KONG	SENSA-TRAC (In Chinese Characters)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322277	9812688	9/24/1998	2000B01114	1/18/2000	12

HONG KONG	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321528	681983	1/7/1983	19831684	7/26/1983	07

HONG KONG	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321529	68A1983	1/7/1983	19831685	7/26/1983	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

HONG KONG	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322063	9511907	9/22/1995	018041999	2/11/1999	12

HUNGARY	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320102	M9200577	1/30/1992	139312	1/30/1992	12

HUNGARY	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320078	M9104523	10/18/1991	134290	10/18/1991	12

HUNGARY	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320180	M9602808	8/27/1996	153622	9/9/1998	07

HUNGARY	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320299	M9303982	8/27/1993	141199	8/27/1993	12

HUNGARY	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320464	M9303979	8/27/1993	142336	2/12/1997	12

HUNGARY	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320756	M9104527	10/18/1991	134306	10/18/1991	12

HUNGARY	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320897	M9104525	10/18/1991	134291	10/18/1991	12

HUNGARY	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321189	M0005956	11/13/2000	175685	6/10/2003	012

HUNGARY	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321894	M9104529	10/18/1991	134293	10/18/1991	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

HUNGARY	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322171	M9303980	8/27/1993	142323	2/12/1997	12

HUNGARY	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321530	M8200647	4/8/1992	123938	4/8/1982	01, 02, 04, 05, 07, 12, 16

HUNGARY	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322441	M9302778	6/10/1993	141507	12/5/1996	12

HUNGARY	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322423	400691	9/11/1991	134033	4/20/1993	06

HUNGARY	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321819	400591	9/11/1991	134034	4/20/1993	006

ICELAND	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320366	4241984	8/24/1984	1331985	3/25/1985	12

ICELAND	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-422252-IS	1386972	12/6/2017	1386972	12/6/2017	12

ICELAND	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321064	19902000	6/2/2000	12052000	10/2/2000	12

ICELAND	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321191	40162000	11/10/2000	1672001	2/1/2001	12

ICELAND	OESpectrum		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421828-IS	1385233	11/21/2017	1385233	11/21/2017	012

ICELAND	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321958	4371989	6/8/1989	8101989	10/4/1989	12

ICELAND	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321982	4381989	6/8/1989	8111989	10/4/1989	12

ICELAND	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322056	3201995	2/23/1995	8191995	7/27/1995	12

ICELAND	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321532	4351981	12/16/1981	1501982	6/28/1982	07, 12

ICELAND	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321533	11711995	9/22/1995	1881996	2/22/1996	12

ICELAND	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322066	11721995	9/22/1995	1891996	2/22/1996	12

INDIA	DYNOMAX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320136	1616603	10/31/2007	1616603	3/30/2010	7

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

INDIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	PENDING	77115-320181	733236	9/11/1996			07

INDIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320367	463392	11/20/1986	463392	6/13/1995	12

INDIA	MAX-LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320610	793195	2/27/1998	793195	5/14/2005	12

INDIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320758	429074	10/29/1984	429074	10/29/1984	12

INDIA	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115-421248	3690000	11/29/2017			12

INDIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320898	368071	10/30/1980	368071	10/30/1987	12

INDIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	PENDING	77115-421247	3690001	11/29/2017			12

INDIA	MONROE GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321117	463391	11/20/1986	463391	11/20/1986	12

INDIA	MONROE SUPER STRUT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321222	463388	11/20/1986	463388	11/20/1986	12

INDIA	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321228	463390	11/20/1986	463390	11/20/1986	12

INDIA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	PENDING	77115-434093-IN	1418260	6/7/2018			12

INDIA	MOTORMATIC		Tenneco Automotive Operating Company Inc.	PENDING	77115-422580	3701313	12/13/2017			12

INDIA	OESpectrum		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421828-IN	1385233	11/21/2017	1385233	11/21/2017	012

INDIA	QUIET-FLOW		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321857	787795	1/15/1998	787795	1/15/1998	12

INDIA	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321896	463389	11/20/1986	463389	3/12/1991	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

INDIA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322053	1619014	11/6/2007	1619014	3/31/2009	12

INDIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322058	681724	9/27/1995	681724	9/27/1995	12

INDIA	SIGNATURE SOUND		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-353268	2675480	2/10/2014	2675480	8/11/2016	07, 42

INDIA	SOLID SCR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321433	2126790	4/7/2011	1129606	11/8/2013	07

INDIA	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321583	2122691	3/29/2011	2122691	9/11/2016	12

INDIA	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321585	2131337	4/18/2011	2131337	4/14/2018	7

INDIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321534	1417549	1/30/2006	1417549	3/26/2010	07

INDIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321535	1417550	1/30/2006	1417550	1/30/2006	12

INDIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322068	681162	9/22/1995	681162	1/3/2006	12

INDIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322425	791735	2/17/1998	791735	9/25/2006	12

INDIA	WALKER & Design (New) (black background)		Tenneco Automotive Inc.	REGISTERED	77115-321738	791736	2/17/1998	791736	2/17/1998	012

INDIA	XNOX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321905	2062167	12/1/2010	2062167	1/3/2014	007

INDONESIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320759	325429	6/23/1992	IDM000362904	1/6/1995	12

INDONESIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-422243	D002017064886	12/7/2017			12

INDONESIA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321256	None	6/25/1986	IDM000078102	6/25/1986	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

INDONESIA	OESPECTRUM		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-421834	D002017062885	11/28/2017			12

INDONESIA	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321775	D002006013573	5/1/2006	IDM000152143	1/7/2008	12

INDONESIA	RANCHO (Re-file)		Tenneco Automotive Operating Company Inc.	PENDING	77115-402665	D002016044678	9/21/2016			12

INDONESIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322306	D002007001664	1/18/2007	IDM000179965	10/13/2008	12

INDONESIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321536	168472	5/17/1982	IDM000394367	12/7/1982	12

INDONESIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321537	03324	12/7/1982	IDM000403025	12/7/1982	07

INDONESIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322070	R002005002900	9/22/1995	IDM00148580	5/30/1996	12

IRAN	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-371279	84030531	5/29/2005	169245	11/18/2009	12, 39

IRAN	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-373305	84051957	8/16/2005	131675	5/15/2006	12

IRAN	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321257	34187	2/19/1964	25434	2/19/1964	12

IRAN	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-363360	139350140001024535	9/15/2014	229816	6/27/2015	12

IRAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321539	80839	5/24/1982	55348	10/3/1982	07, 12, 29, 31

IRAQ	MONROE		Tenneco Automotive Operating Company Inc.	MAILED	77115-422231					12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

IRELAND	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320182	964883	8/22/1996	203083	8/22/1996	07

IRELAND	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320300	156486	5/16/1986	122505	5/11/1988	12

IRELAND	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320519	125294	10/20/1987	125294	10/20/1987	12

IRELAND	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320760	8273	1/11/1973	81578	6/25/1976	12

IRELAND	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320899	943283	5/31/1994	166698	4/23/1997	12

IRELAND	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321065	200002039	6/2/2000	218759	6/2/2000	12

IRELAND	MONROE LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321170	255281	9/9/1981	116038	9/18/1986	12

IRELAND	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321192	200003996	11/1/2000	222499	9/27/2002	12

IRELAND	MONROE RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321215	255181	9/9/1981	B116037	9/18/1986	12

IRELAND	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321898	255381	9/9/1981	B104716	8/3/1984	12

IRELAND	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322061	973421	9/17/1997	208971	2/15/2000	12

IRELAND	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321540	362782	12/20/1982	108252	4/10/1985	07

IRELAND	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321541	362982	12/20/1982	108254	4/10/1985	12

IRELAND	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321543	964388	7/15/1996	202611	1/7/1999	07

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

IRELAND	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322072	956619	9/21/1995	176713	9/21/1995	12

IRELAND	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322073	964389	7/15/1996	202612	1/7/1999	07

IRELAND	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322443	90692	2/18/1992	149034	5/19/1994	12

IRELAND	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322427	501396	9/2/1996	202546	9/2/1996	07

IRELAND	WALKER & Design (New)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321824	501496	9/2/1996	202547	9/2/1996	007

ISRAEL	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320369	60111	12/19/1984	60111	8/31/1988	12

ISRAEL	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115-422252-IL	1386972	12/6/2017			12

ISRAEL	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321258	21684	2/4/1963	21684	2/5/1963	12

ISRAEL	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322080	115088	9/29/1997	115088	3/8/1999	12

ISRAEL	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322062	98559	5/12/1995	98559	2/4/1997	12

ISRAEL	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321544	100979	9/22/1995	100979	9/4/1997	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

ISRAEL	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321546	109805	1/21/1997	109805	1/6/1998	07

ISRAEL	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322075	100989	9/22/1995	100989	9/4/1997	12

ISRAEL	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322077	109806	1/21/1997	109806	1/6/1998	07

ITALY	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320079	MI2010C003201	5/2/1990	0001291246	12/9/1992	12

ITALY	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320103	MI2010C003198	5/2/1990	0001291244	12/9/1992	12

ITALY	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320183	MI2006C009007	9/11/1996	0001211837	12/18/1998	07, 12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

ITALY	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320301	TO2006C001780	5/21/1986	362016000051934	5/30/1987	12

ITALY	KINETIC (Stylized) and KINETIC—Series Mark		Kinetic Pty Ltd	REGISTERED	77115-322576-IT	829372	2/4/2004	829372	2/4/2004	09, 12

ITALY	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320465	MI2002C007117	8/23/1962	0001006441	12/28/1962	12

ITALY	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320761	MI2010C009839	12/3/1960	1350881	11/5/1980	12

ITALY	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320901	MI2004C001112	6/29/1994	0001080422	12/18/1996	12

ITALY	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321067	MI2010C003190	6/6/2000	0001291240	10/27/2003	12

ITALY	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321193	MI2010C009840	11/21/2000	1350882	11/21/2000	012

ITALY	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322176	MI2011C006688	10/23/1971	1460579	5/21/1973	12

ITALY	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321547	MI2010C009847	10/3/1980	1350885	10/1/1986	07, 12

ITALY	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322079	MI2005C009136	9/22/1995	0001137020	7/17/1998	12

ITALY	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322444	MI2002C001876	2/26/1992	1474679	12/19/1994	012

ITALY	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322429	MI2011C009565	3/22/1972	1464914	4/16/1974	01, 03, 07, 08, 12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

ITALY	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321828	MI2010C002969	4/15/1980	0001291127	10/6/1986	008, 012

JAMAICA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320184	7505	8/29/1996	29204	8/29/1996	07

JAMAICA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320903	121623	3/16/1993	B26032	3/16/1993	12

JAMAICA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321259	671	7/18/1966	11401	7/18/1987	06

JAMAICA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322084	51179	11/20/2007	51179	10/6/2008	12

JAMAICA	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322332	50115	4/20/2007	50115	4/20/2007	12, 35

JAMAICA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321548	7340	1/6/1983	20835	10/11/1985	07

JAMAICA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321550	12415	1/6/1983	20844	10/14/1985	12

JAMAICA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322082	12714	9/22/1995	36357	12/1/2000	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

JAPAN	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320185	2002064431	7/30/2002	4717650	10/10/2003	07

JAPAN	KINETIC		Kinetic Pty Ltd	REGISTERED	77115-322575-JP	980516	4/9/2008	980516	5/28/2010	12

JAPAN	KINETIC & KINETIC In Katakana (Logo)		Kinetic Pty Ltd	REGISTERED	77115-322588	200343940	5/29/2003	4796793	8/20/2004	12

JAPAN	KINETIC (Logo)		Kinetic Pty Ltd	REGISTERED	77115-322590-JP	980515	4/9/2008	980515	5/28/2010	12

JAPAN	KINETIC (Logo)		Kinetic Pty Ltd	REGISTERED	77115-322591	200340252	5/16/2003	4798625	8/27/2004	12

JAPAN	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320466	S58055842	6/17/1983	1890216	9/29/1986	12

JAPAN	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320762	538037285	4/14/1965	680950	7/14/1965	12

JAPAN	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320907	3966082	5/12/1982	1867657	6/27/1986	06, 07, 12

JAPAN	MONROE (In Katakana)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320951	205621982	3/12/1982	2029327	3/30/1988	06, 07, 12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

JAPAN	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	PENDING	77115-434093-JP	1418260	6/7/2018			12

JAPAN	MYRIDE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321360	2007122731	12/11/2007	5302691	2/19/2010	12

JAPAN	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-JP	1385233	11/21/2017			012

JAPAN	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321789	2006040350	5/1/2006	4979418	8/18/2006	12

JAPAN	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322087	1037471988	9/12/1988	2375555	1/31/1992	06, 09, 12, 13, 19, 22

JAPAN	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322089	477398	1/22/1998	4334976	11/12/1999	07

JAPAN	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322308	2006113265	12/7/2006	5044270	4/27/2007	12

JAPAN	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321984	1037481988	9/12/1988	2682679	6/29/1994	12

JAPAN	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322067	2528195	3/15/1995	3307883	5/16/1997	12

JAPAN	SIGNATURE SOUND		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-353277	201410423	2/13/2014	5688742	7/25/2014	07

JAPAN	SOLID SCR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321436	201124116	4/6/2011	5464451	1/20/2012	07

JAPAN	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321587	201124115	4/6/2011	5491901	5/11/2012	07

JAPAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321552	71798795	1/29/1982	1818000	10/31/1985	07, 12

JAPAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321554	686482	3/29/1982	1760313	4/23/1985	12

JAPAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322083	981421995	9/22/1995	4011686	6/13/1997	06

JAPAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322085	981431995	9/22/1995	4021198	7/4/1997	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

JAPAN	TENNECO & Design (Horizon) (In Katakana)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322259	981531995	9/22/1995	4021200	7/4/1997	12

JAPAN	TENNECO (In Katakana)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322358	687082	1/29/1982	1760314	4/23/1985	12

JAPAN	TENNECO (In Katakana)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322359	686982	1/29/1982	1818002	10/31/1985	07, 12

JAPAN	THE SIXTH SENSE FOR YOUR DRIVE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-372566	2015047820	5/21/2015	5862971	7/1/2016	35

JAPAN	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322432	2251664	5/21/1964	688883	11/5/1965	12

JAPAN	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321833	S39-022517	5/21/1964	688884	11/5/1965	012

JAPAN	XNOX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321910	201077614	10/5/2010	5409647	4/28/2011	07

JORDAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321558	39278	9/21/1995	39278	6/1/1996	12

JORDAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322086	39274	9/21/1995	39274	6/1/1996	12

KAZAKHSTAN	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320371	151417	1/31/1992	3672	10/21/1993	12

KAZAKHSTAN	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320763	16607	10/24/2000	12917	1/17/2002	07, 12

KAZAKHSTAN	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322104	16606	10/24/2000	12808	12/28/2001	07, 12

KAZAKHSTAN	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322071	7413	5/5/1995	5746	4/23/1997	12

KAZAKHSTAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321560	1687	8/19/1993	1055	4/5/1995	07, 12

KAZAKHSTAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321563	7851	9/22/1995	6949	5/13/1998	04, 06, 12, 21, 35, 37, 39, 41, 42

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

KAZAKHSTAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322088	7853	9/22/1995	6950	5/13/1998	12

KAZAKHSTAN	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322434	16608	10/24/2000	12809	12/28/2001	07, 12

KENYA	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320080	61189	5/15/2007	61189	5/20/2008	12

KENYA	KINETIC (Stylized) and KINETIC - Series Mark		Kinetic Pty Ltd	REGISTERED	77115-322576-KE	829372	2/4/2004	829372	2/4/2004	09, 12

KENYA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320764	61190	5/15/2007	61190	5/18/2009	12

KENYA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320908	61191	5/15/2007	61191	9/8/2008	12

KENYA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321566	30583	11/26/1982	30583	11/26/1982	07

KENYA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321567	30584	11/26/1982	30584	11/26/1982	12

KENYA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322090	043088	9/22/1995	KET1995043088	8/27/1997	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

KOSOVO	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320081	7507	11/5/1991	1396	2/10/1995	12

KOSOVO	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320302	7206	8/24/1993	1437	6/19/1997	12

KOSOVO	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320467	7587	8/24/1993	1538	6/19/1997	12

KOSOVO	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320766	6608	10/14/1991	1372	1/10/1995	12

KOSOVO	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320910	7585	10/14/1991	1537	1/10/1995	12

KOSOVO	MONROE-REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321224	7202	11/22/2000	3525	4/22/2004	12

KOSOVO	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322185	7195	8/24/1993	1581	6/19/1997	12

KOSOVO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321573	7628	4/12/1982	3723	3/25/1986	01, 07, 12

KOSOVO	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322437	6968a	9/3/1991	13762010	12/13/1994	06

KOSOVO	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322439	6970	11/24/1997	14112010	5/31/2010	07

KOSOVO	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321835	6843	9/3/1991	32202011	12/13/1994	06

KOSOVO	WALKER & Design (New)		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-422358	KSM20171513	12/18/2017			07

KUWAIT	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320372	17948	4/30/1985	16788	4/30/1985	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

KUWAIT	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320767	12514	9/17/1980	11616	9/17/1980	12

KUWAIT	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-366421	160980	12/2/2014	138109	12/2/2014	12

KUWAIT	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322076	32058	10/7/1995	29899	9/1/1999	12

KUWAIT	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321575	31867	9/20/1995	30052	7/1/1999	12

KUWAIT	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322092	31876	9/20/1995	30054	7/1/1999	12

KYRGYZSTAN	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320769	200039423	10/24/2000	6044	3/29/2002	07, 12

KYRGYZSTAN	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322111	200039443	10/24/2000	6007	2/28/2002	07, 12

KYRGYZSTAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321577	9510583	5/19/1995	3492	6/28/1996	07, 12

KYRGYZSTAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321579	9512473	9/22/1995	3996	9/30/1997	06, 12, 16, 21, 35, 37, 39, 41, 42

KYRGYZSTAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322093	9512483	9/22/1995	3997	9/30/1997	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

KYRGYZSTAN	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322442	200039433	10/24/2000	6217	7/31/2002	07, 12

LATVIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320187	M961381	9/18/1996	M41877	8/20/1998	07

LATVIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320523	M937947	9/2/1993	M34000	10/20/1996	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

LATVIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321195	M001555	10/26/2000	M48623	11/20/2001	12

LATVIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321580	M934422	4/30/1993	M15783	6/20/1994	07, 12

LATVIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322446	M937946	9/2/1993	M33846	8/20/1996	012

LATVIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322450	M963828	6/30/1993	M33930	10/20/1996	06

LATVIA	WALKER & Design (New) (black background)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321839	M937324	7/16/1993	M33113	6/20/1996	006

LEBANON	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322081	754376516	8/24/1995	127968	8/24/1995	12

LEBANON	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321584	66988	9/22/1995	12930	9/22/1995	12

LEBANON	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322095	66989	9/22/1995	127969	9/22/1995	012

LESOTHO	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115-422252-LS	1386972	12/6/2017			12

LESOTHO	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-LS	1385233	11/21/2017			012

LESOTHO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321586	LSM9500734	9/22/1995	LSM9500734	9/20/2000	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

LESOTHO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322096	LSM9500728	8/23/1995	LSM9500728	3/24/1999	012, 04, 06, 16, 21, 35, 37, 39, 41, 42

LIBERIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320374	None	12/6/1984	0015099	12/6/1984	12

LIBERIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321590	67822358	6/29/1982	7797475	6/29/1982	07

LIBERIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321591	139822603	9/13/1982	001502012	9/13/1982	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

LIBERIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321593	22995385	9/22/1995	001502010	9/22/1995	12

LIBERIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322097	22995386	9/22/1995	001512010	9/22/1995	012

LIECHTENSTEIN	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115-422252-LI	1386972	12/6/2017			12

LITHUANIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320188	962145	9/10/1996	32143	3/8/1999	07

LITHUANIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320378	ZP9645	7/16/1993	22854	5/27/1996	12

LITHUANIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321196	20001997	10/27/2000	42864	5/21/2001	12

LITHUANIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321596	RL8272	5/28/1993	10139	3/24/1994	07, 12

LITHUANIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322447	ZP9506	7/9/1993	22855	2/5/1997	12

LITHUANIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322455	11477	9/17/1993	12279	3/20/1997	06

LITHUANIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321843	RL11477	9/17/1993	12278	3/20/1997	006

MACAO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321597	216759	12/18/1987	3392M	7/13/1990	12

MACAO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322100	15243M	9/22/1995	15243M	6/6/1997	004, 006, 012, 016, 021, 035, 037, 039, 041, 042

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

MACEDONIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320525	35093	8/11/1993	00145	8/11/1993	12

MACEDONIA	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115-422252-MK	1386972	12/6/2017			12

MACEDONIA	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-MK	1385233	11/21/2017			012

MACEDONIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322448	161280	8/11/1993	00211	8/11/1993	12

MACEDONIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322458	Z77997	11/24/1997	08070	12/26/2001	07

MACEDONIA	WALKER & Design (New)		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-422359	TM20171224	12/18/2017			07

MADAGASCAR	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115-422252-MG	1386972	12/6/2017			12

MADAGASCAR	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-MG	1385233	11/21/2017			012

MALAWI	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321598	40995	9/22/1995	199500409	3/5/1997	12

MALAWI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322101	41395	9/22/1995	41395	10/11/1996	012

MALAYSIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320189	9611497	9/24/1996	96011497	7/20/2006	07

MALAYSIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320770	MA380284	8/16/1984	84003802	8/16/1991	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

MALAYSIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320911	MA454084	9/25/1984	84004540	9/25/1991	12

MALAYSIA	MONROMATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321233	M39474	3/23/1963	M39474	3/23/1963	12

MALAYSIA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321273	272784	6/14/1984	84002727	6/14/1991	12

MALAYSIA	OESPECTRUM		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-421835	2017073297	11/22/2017			12

MALAYSIA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322114	9603651	4/10/1996	96003651	12/10/2004	12

MALAYSIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322312	06022099	12/4/2006	06022099	9/10/2008	12

MALAYSIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322155	9504215	5/4/1995	95004215	6/16/1997	12

MALAYSIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321600	29383	10/1/1983	8300293	10/1/1983	07

MALAYSIA	TENNECO		Tennessee Gas Pipeline Company	REGISTERED	77115-321601	29483	10/1/1983	8300294	10/1/1983	12

MALAYSIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322103	95099997	9/23/1995	95009997	8/13/1997	012

MALAYSIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-373826	2015059947	6/24/2015	2015059947	9/14/2016	07

MALAYSIA	WALKER & Design (New)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-373827	2015059951	6/24/2015	2015059951	3/2/2017	07

MALTA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322159	24326	5/8/1995	24326	4/30/1996	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

MALTA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321602	15849	8/12/1983	15849	8/12/1983	12

MALTA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321604	15848	8/12/1983	15848	8/12/1983	07

MALTA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321606	24787	9/22/1995	24787	9/30/1996	06

MALTA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322105	24790	9/22/1995	24790	7/30/1996	006

MALTA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322106	24791	9/22/1995	24791	11/29/1996	012

MAURITIUS	MONROE		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-422232	MUM201826485	1/10/2018			12

MAURITIUS	OESPECTRUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421832	MUM201826484	1/10/2018	236612018	1/10/2018	12

MEXICO	DESIGN (Bird Head)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320067	0673621	8/25/2004	882271	5/25/2005	12

MEXICO	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320124	480510	4/10/2001	792270	5/23/2003	9

MEXICO	DYNOMAX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320138	861428	6/14/2007	1014313	11/28/2007	07

MEXICO	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320190	275716	10/2/1996	678057	11/27/2000	07, 11

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

MEXICO	ECONO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320236	1044272	10/29/2009	1142560	2/11/2010	12

MEXICO	ERIS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320239	482017	4/24/2001	727478	12/11/2001	9

MEXICO	EXHAUST MATE & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320242	1126590	10/12/2010	1203608	2/24/2011	06

MEXICO	EXHAUST MATE & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320243	1126589	10/12/2010	1198825	1/26/2011	17

MEXICO	EXHAUST-MATE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320246	1135777	11/19/2010	1244396	10/17/2011	17

MEXICO	EXHAUST-MATE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320247	1135779	11/19/2010	1244397	10/17/2011	06

MEXICO	EXHAUST-MATE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320248	1189622	6/24/2011	1245937	10/19/2011	07

MEXICO	EXPERT PLUS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320251	928124	4/21/2008	1045757	6/19/2008	35

MEXICO	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320303	132085	2/4/1992	464201	6/22/1994	12

MEXICO	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320380	124540	10/15/1991	403944	1/20/1992	12

MEXICO	GRIPPER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320430	498003	7/25/2001	778395	2/13/2003	07

MEXICO	HUSH THRUSH		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320439	927549	4/17/2008	1070786	11/7/2008	07

MEXICO	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320468	124541	10/15/1991	415642	6/5/1992	12

MEXICO	MAD HOT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320566	1210066	9/8/2011	1267221	2/10/2012	07

MEXICO	MAGNUM		Tenneco Automotive Operating Company Inc.	PENDING	77115-336193	1997529	1/17/2018			12

MEXICO	MAX-AIR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320601	152877	9/25/1979	246690	6/25/1980	12

MEXICO	MEGA-CLAMP		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320616	472335	2/22/2001	721685	10/31/2001	06

MEXICO	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320772	94665	9/5/1960	111229	12/18/1962	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

MEXICO	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320773	1015837	6/25/2009	1111726	7/22/2009	12

MEXICO	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320912	1015835	6/25/2009	1253188	11/22/2011	12

MEXICO	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320913	208933	11/18/1982	284098	2/2/1983	19

MEXICO	MONROE BRAKES		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321084	1116818	9/2/2010	1196771	1/14/2011	12

MEXICO	MONROE BRAKES & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321092	0875449	8/15/2007	1047793	6/30/2008	12

MEXICO	MONROE CERAMICS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321096	0716848	5/11/2005	891814	7/26/2005	12

MEXICO	MONROE DYNAMICS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321106	0716849	5/11/2005	891815	7/26/2005	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

MEXICO	MONROE HEAVY DUTY & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321126	597728	4/22/2003	831752	4/21/2004	40

MEXICO	MONROE INVISION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321168	901191	12/10/2007	1063742	9/30/2008	09

MEXICO	MONROE OESPECTRUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-361175	1511256	7/30/2014	1501600	12/9/2014	12

MEXICO	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-361174	1511255	7/30/2014	1500517	12/5/2014	12

MEXICO	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321229	132086	2/4/1992	415655	6/5/1992	12

MEXICO	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321274	124542	10/15/1991	403945	1/20/1992	12

MEXICO	MONRO-MATIC PLUS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321298	124204	10/10/1991	405249	2/7/1992	12

MEXICO	PROSOLUTION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-330810	1301041	8/17/2012	1337794	12/10/2012	12

MEXICO	QUICK STRUT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321844	0617924	9/5/2003	809751	10/13/2003	12

MEXICO	QUICKLIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-336338	1343840	1/29/2013	1371875	5/30/2013	12

MEXICO	QUIETCRAWLER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-380676	1688934	12/7/2015	1622305	3/18/2016	07

MEXICO	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322117	312278	10/27/1997	566837	12/15/1997	12

MEXICO	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322313	824389	12/11/2006	1034325	4/11/2008	12

MEXICO	RANCHO RS5000 X & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-375648	1659738	9/22/2015	1618419	3/2/2016	12

MEXICO	RANCHO RS7000 MT (Stylized)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-361064	1510573	7/28/2014	1563714	8/14/2015	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

MEXICO	RANCHO RS9000 XL & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-366535	1554780	12/2/2014	1589793	11/17/2015	12

MEXICO	RATTLER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-380633	1682468	11/19/2015	1608214	3/22/2016	07

MEXICO	ROADMATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421792	1976344	11/23/2017	1847979	2/20/2018	12

MEXICO	ROCKGEAR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-341745	1383234	6/14/2013	1455393	5/19/2014	012

MEXICO	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322333	617923	9/5/2003	816018	12/4/2003	35

MEXICO	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322334	0617922	9/5/2003	887629	6/23/2005	12

MEXICO	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322164	124543	10/15/1991	403946	1/20/1992	12

MEXICO	SIGNATURE SOUND		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-353274	1456026	2/11/2014	1544732	6/8/2015	07

MEXICO	STARLA		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321485	0948268	7/17/2008	1087001	2/24/2009	07

MEXICO	STRUT-MATE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321559	124544	10/15/1991	403947	1/20/1992	12

MEXICO	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321592	1166926	3/29/2011	1230031	7/27/2011	07

MEXICO	TECH-FIT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-345020	1402342	8/12/2013	1415342	11/28/2013	37

MEXICO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321607	206765	12/9/1976	206765	12/9/1976	06, 12, 22

MEXICO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321609	107156	12/9/1976	216989	8/21/1978	07, 08, 09, 11, 12, 16, 20, 21

MEXICO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321613	243771	9/22/1995	542719	2/27/1997	12

MEXICO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321616	1015832	6/25/2009	1159896	5/25/2010	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

MEXICO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322108	243768	9/22/1995	513406	12/15/1995	012

MEXICO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322110	1015827	6/25/2009	1127606	10/27/2009	012

MEXICO	TENNECO T3CHTOUR & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322365	1000976	4/14/2009	1114811	8/12/2009	041

MEXICO	TENNECO TECHNOLOGY TOUR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322370	1000978	4/14/2009	1115384	8/14/2009	041

MEXICO	THIS BIRD IS LOUD AND PROUD		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-380630	1682473	11/19/2015	1602696	1/13/2016	07

MEXICO	THRUSH		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322387	0672719	8/19/2004	851951	9/21/2004	012

MEXICO	TOTAL SOLUTIONS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322399	0802268	8/24/2006	958799	10/24/2006	012

MEXICO	TRU-FIT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322408	922591	3/26/2008	1103161	5/29/2009	007

MEXICO	ULTRA FLO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322415	856334	5/23/2007	994128	7/23/2007	007

MEXICO	VINTAGE SOUND TODAY’S POWER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322477	931523	5/6/2008	1051935	7/31/2008	007

MEXICO	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322461	126002	11/4/1991	429866	1/25/1993	08

MEXICO	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322462	128819	12/11/1991	407520	3/10/1992	06

MEXICO	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322463	107593	9/24/2001	920947	2/24/2006	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

MEXICO	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321611	107592	2/28/1991	521707	4/30/1996	012

MEXICO	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321618	126003	11/4/1991	470108	8/18/1994	008

MEXICO	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321628	128820	12/11/1991	466216	7/12/1994	006

MEXICO	WALKER & Design (New) (black background)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-341497	1428108	10/31/2013	1508277	1/22/2015	07

MEXICO	WALKER & Design (New) (black background)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-348408	1427547	10/30/2013	1442187	3/24/2014	40

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

MEXICO	WALKER HEAVY DUTY & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321790	597726	4/22/2003	796648	6/25/2003	40

MEXICO	WALKER HEAVY DUTY MONROE & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321802	597727	4/22/2003	831751	4/21/2004	040

MEXICO	WALKER INVISION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321813	0919234	3/7/2008	1063964	9/30/2008	009

MEXICO	XNOX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321916	1139345	12/2/2010	1248988	11/7/2011	007

MOLDOVA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320381	003824	12/28/1994	2R4128	10/15/1996	12

MOLDOVA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320774	009717	10/25/2000	R8183	8/6/2001	07, 12

MOLDOVA	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-MD	1385233	11/21/2017			012

MOLDOVA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322121	009719	10/25/2000	R8233	9/3/2001	07, 12

MOLDOVA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322314	020438	12/5/2006	16337	4/21/2008	12

MOLDOVA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321617	186	9/15/1993	R57	4/8/1994	07, 12

MOLDOVA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321620	004917	9/22/1995	2R4731	6/5/1997	12

MOLDOVA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322112	004919	9/22/1995	2R4732	6/5/1997	012

MOLDOVA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322449	001161	4/12/1994	2R3643	3/21/1996	12

MOLDOVA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322464	009718	10/25/2000	8306	10/4/2001	07, 12

MONACO	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-422252-MC	1386972	12/6/2017	1386972	12/6/2017	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

MONACO	OESpectrum		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421828-MC	1385233	11/21/2017	1385233	11/21/2017	012

MONACO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321622	016576	9/22/1995	R9516512	9/22/1995	06, 12

MONACO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322113	16577	9/22/1995	R9516513	11/3/1995	006, 012

MONTENEGRO	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320082	Z19912194	11/5/1991	04036PP	2/10/1995	12

MONTENEGRO	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320104	Z19912151	10/31/1991	04040PP	1/12/1995	12

MONTENEGRO	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320304	Z1993559	8/24/1993	02370PP	6/19/1997	12

MONTENEGRO	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320470	Z19930561	8/24/1993	02340PP	6/19/1997	12

MONTENEGRO	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320776	Z19912045	10/14/1991	04048PP	1/10/1995	12

MONTENEGRO	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320914	Z19910244	10/14/1991	04041PP	1/10/1995	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

MONTENEGRO	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321197	Z20001062	11/22/2000	46991	4/22/2004	12

MONTENEGRO	MYRIDE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321374	Z2008971	11/5/2008	02572	8/16/2011	09

MONTENEGRO	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322195	Z19930560	8/24/1993	02338PP	6/19/1997	12

MONTENEGRO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321624	Z1982181	4/12/1982	02337PP	3/25/1986	01, 07, 12

MONTENEGRO	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322466	Z19911785	9/3/1991	02208PP	12/13/1994	006

MONTENEGRO	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322467	27316660	11/24/1997	02727PP	7/13/2000	007

MONTENEGRO	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321631	Z19911784	9/3/1991	02771PP	12/13/1994	006

MONTENEGRO	WALKER & Design (New)		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-422360	Z2017502	12/19/2017			07

MOROCCO	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320382	35713	12/28/1984	93804	12/28/1984	12

MOROCCO	KINETIC (Stylized) and KINETIC - Series Mark		Kinetic Pty Ltd	REGISTERED	77115-322576-MA	829372	2/4/2004	829372	2/4/2004	09, 12

MOROCCO	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320777	PV16	12/10/1959	67480	12/10/1959	12

MOROCCO	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-MA	1385233	11/21/2017			012

MOROCCO	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322169	56879	6/14/1995	568791R	6/14/1995	12

MOROCCO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321627	32224	5/3/1982	32224	5/3/1982	01, 02, 04, 05, 07, 12, 16, 29, 31

MOROCCO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321629	57529	9/22/1995	57529	10/11/1995	06, 21, 35, 37, 39, 41, 42

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

MOROCCO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322116	57528	9/22/1995	57528	10/11/1995	004, 006, 012, 016, 021, 035, 037, 039, 041, 042

MOZAMBIQUE	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320778	4752000	3/22/2000	36382000	6/14/2002	12

MOZAMBIQUE	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320915	4762000	3/22/2000	36392000	6/14/2002	12

MOZAMBIQUE	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-MZ	1385233	11/21/2017			012

MYANMAR	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321633	498897	9/18/1997	63972018	10/6/1997	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

MYANMAR	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322118	41581995	9/22/1995	109442013	9/22/1995	006, 012, 016, 021

NAMIBIA (S.W. AFRICA)	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115-422252-NA	1386972	12/6/2017			12

NAMIBIA (S.W. AFRICA)	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-NA	1385233	11/21/2017			012

NEPAL	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321635	Unknown	9/22/1995	11245052	12/24/1995	12

NEPAL	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322120	na	9/22/1995	11255052	12/17/1995	012

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

NEW ZEALAND	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320126	266774	9/9/1996	266774	5/22/1997	12

NEW ZEALAND	DNX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-E	683165	7/18/2003	683165	1/13/2005	07

NEW ZEALAND	DNX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-F	683166	7/18/2003	683166	1/13/2005	12

NEW ZEALAND	DNX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-G	683168	7/18/2003	683168	1/13/2005	07

NEW ZEALAND	DNX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-H	683169	7/18/2003	683169	1/13/2005	12

NEW ZEALAND	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320192	266178	8/22/1996	266178	3/18/1997	07

NEW ZEALAND	GAS RISER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320274	228300	7/7/1993	228300	7/7/1993	12

NEW ZEALAND	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320305	225150	2/25/1993	225150	2/25/1993	12

NEW ZEALAND	GAS-MATIC		MONROE AUSTRALIA PTY LTD	REGISTERED	77115-320384	162759	12/19/1985	162759	8/14/1992	12

NEW ZEALAND	HIRISER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320435	152686	5/11/1984	152686	7/18/1988	12

NEW ZEALAND	KINETIC		Kinetic Pty Ltd	REGISTERED	77115-322580	707727	2/4/2004	707727	2/4/2004	12

NEW ZEALAND	MAX LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320611	209817	4/29/1991	209817	4/29/1991	12

NEW ZEALAND	MAX-AIR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320603	137073	5/7/1981	B137073	4/2/1984	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

NEW ZEALAND	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320780	136855	4/22/1981	136855	4/22/1981	12

NEW ZEALAND	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320916	137072	5/7/1981	137072	5/7/1981	12

NEW ZEALAND	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321199	625820	10/26/2000	625820	2/5/2002	12

NEW ZEALAND	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321277	137071	5/7/1981	137071	5/7/1981	12

NEW ZEALAND	OESpectrum		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421828-NZ	1385233	11/21/2017	1385233	11/21/2017	012

NEW ZEALAND	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321801	746977	4/27/2006	746977	11/2/2006	12

NEW ZEALAND	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322124	779138	11/7/2007	779138	8/12/2008	12

NEW ZEALAND	SAFETY TRIANGLE & Design (BRAKES TYRES SHOCK ABSORBERS)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322321	710411	3/31/2004	710411	9/30/2004	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

NEW ZEALAND	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322335	817879	12/24/2009	817879	6/24/2010	12

NEW ZEALAND	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322177	246070	2/22/1995	246070	2/4/1997	12

NEW ZEALAND	STRUT-MATE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321261	208819	3/13/1991	208819	3/13/1991	12

NEW ZEALAND	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321649	145945	2/11/1983	145945	8/30/1988	12

NEW ZEALAND	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321651	145944	2/11/1983	145944	8/30/1988	07

NEW ZEALAND	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322125	253792	9/21/1995	253792	7/8/1997	012

NEW ZEALAND	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321645	B270227	11/29/1996	270227	8/26/1998	07

NICARAGUA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320193	9603510	10/3/1996	R35106CC	9/1/1997	07

NICARAGUA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320781	990569	2/23/1960	10493	7/26/1960	12

NICARAGUA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321279	None	2/20/1963	13246	4/10/1964	12

NICARAGUA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321656	6620	8/11/1982	R14733CC	12/3/1982	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

NICARAGUA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322128	9502756	9/22/1995	35924CC	11/27/1997	012

NICARAGUA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-370577	2015001283	4/16/2015	2015111829LM	10/26/2015	07

NIGERIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320385	4654385	2/21/1985	46543	2/21/1985	12

NIGERIA	MONROE		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-422234	FTMO2017122830	12/7/2017			12

NIGERIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	PENDING	77115-422244	FTMO2017122829	12/7/2017			12

NIGERIA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321280	312634	3/21/1977	14307	3/21/1991	13

NIGERIA	OESPECTRUM		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-421831	FTMO2017122541	11/30/2017			12

NIGERIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321660	43403834	12/18/1983	43403	12/18/1983	12

NIGERIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322130	TP25078	9/22/1995	65899	6/7/2005	012

NORWAY	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320083	19902253	5/2/1990	147682	11/21/1991	12

NORWAY	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320306	200102356	2/20/2001	211506	11/1/2001	12

NORWAY	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320386	842973	8/29/1984	121997	8/22/1985	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

NORWAY	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320527	19874338	10/23/1987	143392	11/22/1990	12

NORWAY	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320782	80291	8/28/1963	63171	1/3/1964	12

NORWAY	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320918	943102	6/2/1994	169972	11/2/1995	12

NORWAY	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321068	200006483	6/6/2000	207996	4/19/2001	12

NORWAY	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321200	200013071	10/25/2000	217755	2/20/2003	12

NORWAY	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-NO	1385233	11/21/2017			012

NORWAY	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321904	812475	9/10/1981	116112	3/29/1984	12

NORWAY	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322200	110874	5/9/1972	86278	11/2/1972	12

NORWAY	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322180	19951200	2/22/1995	176620	9/5/1996	12

NORWAY	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321595	201107430	6/27/2011	262669	11/23/2011	07

NORWAY	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321669	19821136	4/13/1982	115178	12/22/1983	07, 12

NORWAY	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322132	955870	9/22/1995	178127	11/21/1996	004, 006, 012, 016, 021, 035, 037, 039, 041, 042

NORWAY	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322451	9920892	2/24/1992	167915	5/24/1995	012

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

NORWAY	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321662	19800966	4/1/1980	116561	5/10/1984	008

NORWAY	XNOX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321917	201103502	3/25/2011	261540	9/16/2011	07

OAPI	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320254	3200901799	9/15/2009	62634	6/30/2010	12

OAPI	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320340	75233	1/15/1985	25166	1/25/1985	12

OAPI	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320629	3200901797	9/15/2009	62632	6/30/2010	12

OAPI	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320864	3200901798	9/15/2009	62633	6/30/2010	12

OAPI	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-OA	1385233	11/21/2017			012

OAPI	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321936	3200901822	9/18/2009	64722	12/15/2010	12

OAPI	RANCHO & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322284	3200901849	9/18/2009	62678	6/30/2010	12

OAPI	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321363	73209	11/1/1982	23160	11/1/1982	07, 12

OAPI	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321366	84971	9/22/1995	35496	9/22/1995	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

OAPI	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321880	84970	9/22/1995	35495	10/9/1996	12

OAPI	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322340	3200902253	11/4/2009	62983	7/15/2010	06, 07, 12

OAPI	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321762	3200902252	11/4/2009	62982	7/15/2010	06, 07, 12

OMAN	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115-422252-OM	1386972	12/6/2017			12

OMAN	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322127	47714	11/10/2007	47714	8/26/2008	12

OMAN	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322183	11565	5/8/1995	11565	4/23/2002	12

OMAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321671	5766	7/9/1991	5766	12/28/2003	07

OMAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321676	5767	7/9/1991	5767	12/28/2003	12

OMAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322135	12245	9/20/1995	12245	6/26/2004	012

PAKISTAN	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320783	82828	5/3/1984	82828	1/21/1986	12

PAKISTAN	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320919	72873	11/9/1980	72873	11/9/1987	12

PAKISTAN	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321282	43261	4/8/1965	43261	4/11/1968	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

PAKISTAN	OESPECTRUM		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-421836	476482	11/22/2017			12

PAKISTAN	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322131	243298	11/7/2007	243298	10/21/2011	12

PAKISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321679	96069	10/15/1987	96069	10/15/1987	07

PAKISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321682	96072	10/15/1987	96072	10/15/1987	12

PAKISTAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322140	132328	10/8/1995	132328	4/19/2000	12

PANAMA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320127	057496	7/21/1991	57496	4/18/1994	12

PANAMA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320194	90884	10/29/1997	90884	10/29/1997	07

PANAMA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320784	2304801	6/28/1978	23048	2/23/1979	12

PANAMA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-422245	26278401	12/7/2017			12

PANAMA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322133	90886	10/29/1997	90886	6/14/1999	12

PANAMA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322315	15829801	1/15/2007	14089	9/17/2007	12

PANAMA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322190	200627633	10/19/1995	077890	11/12/1996	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
PANAMA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322196	200627632	10/19/1995	077889	11/12/1996	12

PANAMA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321684	198666	12/23/1969	67636	2/18/1971	07

PANAMA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321688	34907	1/26/1984	34907	10/15/1984	12

PANAMA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321689	38872	7/9/1985	38872	6/30/1986	12

PANAMA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-370574	240669	5/12/2015	240669	11/23/2015	07

PAPUA NEW GUINEA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320195	59719	9/4/1996	A59719	9/4/1996	07

PAPUA NEW GUINEA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320786	57619	3/9/1993	57619	3/9/1993	12

PAPUA NEW GUINEA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320920	57620	3/9/1993	B57620	3/9/1993	12

PAPUA NEW GUINEA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321693	59061	9/25/1995	A59061	9/25/1995	12

PAPUA NEW GUINEA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322145	59051	9/25/1995	A59051	8/6/1997	012

PARAGUAY	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320196	728789	8/23/1996	312914	8/19/1997	07

PARAGUAY	FRIC-ROT		Fric-Rot S.A.I.C.	REGISTERED	77115-320270	199824493	10/29/1998	376289	2/27/2013	12

PARAGUAY	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320387	01434	10/14/1985	299914	4/19/1996	12

PARAGUAY	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320787	1487	9/11/1963	271561	8/10/1964	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
PARAGUAY	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321284	437	3/20/1963	270566	12/28/1963	12

PARAGUAY	MYRIDE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321396	00191	1/4/2008	324386	9/30/2009	09

PARAGUAY	OESPECTRUM		Tenneco Automotive Operating Company Inc.	PENDING	77115-421842	904432017	11/24/2017			12

PARAGUAY	RANCHO SUSPENSION & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321989	23136		321371	9/22/1998	12

PARAGUAY	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322199	29815	2/23/1995	287333	12/27/1995	12

PARAGUAY	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321694	104114	4/1/1982	255460	10/27/1982	12

PARAGUAY	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321696	Unknown	4/1/1982	255528	10/27/1982	07

PARAGUAY	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322149	19580	9/22/1995	445232	11/26/1996	012

PARAGUAY	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-370590	151082015	4/8/2015	456659	4/13/2018	07

PERU	AUTOK (Stylized)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320030	195856	11/17/2003	00035379	5/21/2004	037

PERU	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320128	183184	3/27/1991	92783	8/21/1991	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
PERU	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320211	020644	9/9/1996	36320	6/9/1997	07

PERU	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320389	095357	10/17/1985	0061013	3/19/1986	12

PERU	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320789	166186	3/11/1960	35234	3/11/1960	12

PERU	MONROE CLUB		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321099	195858	11/17/2003	00035380	5/21/2004	35

PERU	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321285	114982	2/23/1963	17445	2/23/1963	12

PERU	OESPECTRUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 421843	728638	11/22/2017	00260685	1/29/2018	12

PERU	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322136	5650	5/14/1996	26817	7/1/1996	12

PERU	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322316	03010952006	12/26/2006	00125913	3/30/2007	12

PERU	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321698	58867	7/14/1982	46739	12/9/1982	07

PERU	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321702	58866	7/14/1982	46738	12/9/1982	12

PERU	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322151	279756	9/22/1995	24861	4/8/1996	12

PHILIPPINES	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320790	42008014690	12/4/2008	42008014690	11/19/2009	12

PHILIPPINES	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	PENDING	77115- 422247	42017019918	12/11/2017			12

PHILIPPINES	MONRO-MATIC (Refile)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322734	42012000445	1/11/2012	42012000445	4/12/2012	12

PHILIPPINES	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115- 421828-PH	1385233	11/21/2017			012

PHILIPPINES	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322139	42009006176	6/23/2009	42009006176	12/9/2010	12

PHILIPPINES	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322317	42006500513	12/6/2006	42006500513	1/21/2010	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
PHILIPPINES	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322205	42006005008	5/11/2006	42006005008	11/10/2008	12

PHILIPPINES	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321706	42007005425	5/29/2007	42007005425	9/1/2011	12

PHILIPPINES	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322154	41996105061	1/4/1996	41996105061	4/16/2004	012

POLAND	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320084	Z106188	2/18/1992	R80625	2/20/1995	12

POLAND	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320105	Z106189	2/18/1992	R80478	1/30/1995	12

POLAND	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320213	Z165125	10/8/1996	115129	4/21/2000	07

POLAND	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320307	Z126986	11/23/1993	R84445	8/16/1995	12

POLAND	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320390	Z104934	1/10/1992	R77305	6/16/1994	12

POLAND	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320792	Z105003	1/13/1992	R76862	5/19/1994	12

POLAND	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320921	Z105001	1/13/1992	R76860	1/13/1992	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
POLAND	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321069	219424	6/5/2000	157178	7/28/2005	12

POLAND	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321201	Z227491	11/20/2000	153264	11/17/2004	12

POLAND	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321907	Z105002	1/13/1992	R76861	5/19/1994	12

POLAND	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322203	Z126987	11/23/1993	R86720	10/25/1995	012

POLAND	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321709	Z80511	6/3/1982	R59304	6/3/1982	07, 12

POLAND	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322452	Z121898	5/28/1993	R93971	4/24/1997	12

POLAND	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322468	Z102059	9/23/1991	74408	10/14/1993	06

POLAND	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321665	Z102057	9/23/1991	74407	2/15/1994	06

PORTUGAL	AUTOK (Stylized) (Establishment Insignia)		TENNECO AUTOMOTIVE PORTUGAL COMP. PARA AUTO.,S.A.	REGISTERED	77115-B	13517	7/4/2001	13517	11/18/2002

PORTUGAL	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320106	286946	10/26/1992	286946	7/12/1994	12

PORTUGAL	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320214	319170V	9/11/1996	319170	6/9/1997	07

PORTUGAL	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320308	235194	5/27/1986	235194	12/5/1991	12

PORTUGAL	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320391	226950G	9/28/1984	226950	6/15/1990	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
PORTUGAL	KINETIC (Stylized) and KINETIC - Series Mark		Kinetic Pty Ltd	REGISTERED	77115- 322576-PT	829372	2/4/2004	829372	2/4/2004	09, 12

PORTUGAL	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320794	163088S	12/15/1959	163088S	10/13/1960	12

PORTUGAL	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321071	347598	6/19/2000	347598	6/4/2001	12

PORTUGAL	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321202	351023H	11/2/2000	351023	10/17/2001	12

PORTUGAL	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321712	216759	6/24/1982	216759	4/18/1989	12

PORTUGAL	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321714	216758	6/24/1982	216758	4/18/1989	07

PORTUGAL	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322156	312666	9/22/1995	312666	1/15/1997	004, 006, 012, 016, 021, 035, 037, 039, 042, 41

PORTUGAL	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322453	281049	3/6/1992	281049	11/25/1993	12

PUERTO RICO	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 320796	163	10/13/1961	12044	1/5/1962	12

PUERTO RICO	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 321288	14594	6/13/1979	22391	10/9/1979	12

PUERTO RICO	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115- 322146	59366	11/13/2007	74876	11/13/2007	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
PUERTO RICO	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322336	70680	4/25/2007	213608	4/25/2007	35

PUERTO RICO	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322337	58193	4/25/2007	73779	3/22/2010	12

QATAR	MONROE		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-422235	119086	12/6/2017			12

QATAR	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322213	13665	7/9/1995	13665	7/2/2002	12

QATAR	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321718	7864	2/15/1990	7864	2/15/1990	12

QATAR	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321720	7863	2/15/1990	7863	2/15/1990	07

QATAR	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322160	13926	9/20/1995	13926	2/4/2003	012

ROMANIA	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320107	26283	2/4/1992	18125	2/4/1992	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
ROMANIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320215	41074	10/1/1996	2R030012	9/29/1999	007

ROMANIA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320309	30391	11/17/1993	R21536	11/17/1993	12

ROMANIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320396	26183	1/4/1992	2R021319	1/4/1992	12

ROMANIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320798	26284	2/4/1992	18126	2/4/1992	12

ROMANIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320923	26286	2/4/1992	18128	2/4/1992	12

ROMANIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321203	M200004544	10/26/2000	R047066	10/26/2000	12

ROMANIA	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321912	26285	2/4/1992	2R018127	2/4/1992	12

ROMANIA	RIDE-LEVELLER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322208	30390	11/17/1993	R21535	11/17/1993	12

ROMANIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321723	12593	7/28/1982	2R12634	7/28/1982	07, 12

ROMANIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322454	29498	6/24/1993	2R025763	10/31/1998	12

ROMANIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321664	25613	11/21/1991	R19493	6/22/1996	06

ROMANIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321677	25614	11/12/1991	R19494	6/22/1996	06

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
RUSSIA	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320085	145938	11/19/1991	108792	10/16/1992	12

RUSSIA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320216	96711621	9/10/1996	166919	8/18/1998	07

RUSSIA	GILLET		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320426	2003718590	9/25/2003	278839	11/23/2004	12, 7

RUSSIA	KINETIC		Kinetic Pty Ltd	REGISTERED	77115-322575-RU	980516	4/9/2008	980516	4/9/2008	12, 42

RUSSIA	KINETIC (Logo)		Kinetic Pty Ltd	REGISTERED	77115-322590-RU	980515	4/9/2008	980515	4/9/2008	12

RUSSIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320532	93041316	8/23/1993	127512	6/16/1995	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes
RUSSIA	MICHEL ALU		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320626	2000700578	1/12/2000	203482	7/9/2001	12

RUSSIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320799	145945	11/19/1991	108361	10/12/1992	12

RUSSIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320925	145947	11/19/1991	108793	10/16/1992	12

RUSSIA	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321073	2000713311	6/5/2000	211664	4/25/2002	12

RUSSIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321204	2000727156	10/26/2000	223115	9/27/2002	12

RUSSIA	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321915	145946	11/19/1991	107660	9/1/1992	12

RUSSIA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322150	97714285	9/24/1997	265490	3/18/2004	12

RUSSIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322318	2006735487	12/6/2006	342166	1/25/2008	012

RUSSIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322218	95704623	4/25/1995	143180	6/17/1996	12

RUSSIA	SOLID SCR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321471	2011709719	4/1/2011	456508	3/15/2012	07

RUSSIA	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321599	2011709380	3/30/2011	459669	4/17/2012	12

RUSSIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321727	93950	4/23/1982	72903	4/23/1982	07, 12

RUSSIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321729	95710691	9/22/1995	166908	8/18/1998	06, 12, 16, 21, 35, 37, 39, 41, 42

RUSSIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322165	95710694	9/22/1995	166909	8/18/1998	06, 12, 16, 21, 35, 37, 39, 41, 42

RUSSIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322456	93041317	8/23/1993	127513	6/16/1995	12

RUSSIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321668	142750	9/16/1991	105962	6/29/1992	06

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

RUSSIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321674	2000726427	10/19/2000	263570	2/11/2004	07, 12

RUSSIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321681	142749	9/16/1991	105961	6/29/1992	06

RUSSIA	XNOX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321919	2010731589	10/1/2010	442732	8/11/2011	007

RWANDA	GAS-MATIC		Monroe Auto Equipment Company	REGISTERED	77115-320398	N/A	1/11/1985	2039DRK	1/11/1985	12

SAUDI ARABIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320800	91291	8/1/2004	81043	10/22/2005	07

SAUDI ARABIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320802	91292	8/1/2004	81044	10/22/2005	12

SAUDI ARABIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320926	91294	8/1/2004	81090	10/22/2005	12

SAUDI ARABIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320927	91293	8/1/2004	81523	12/2/2005	07

SAUDI ARABIA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322153	116385	4/15/2007	101269	9/17/2008	12

SAUDI ARABIA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322319	111862	12/9/2006	122409	1/14/2011	12

SAUDI ARABIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322222	36239	6/17/1995	141603788	12/10/1995	12

SAUDI ARABIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321730	84114031	11/16/1982	11820	12/4/1985	07, 12

SAUDI ARABIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321733	30983	9/20/1995	141604243	10/15/1996	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

SAUDI ARABIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322168	30992	9/20/1995	141604251	10/15/1996	12

SERBIA	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320086	Z19912194	11/5/1991	38702	2/1/1995	12

SERBIA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320108	Z19912151	10/31/1991	38662	1/12/1995	12

SERBIA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320310	Z19930559	8/24/1993	40212	6/19/1997	12

SERBIA	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320475	Z19930561	8/24/1993	40214	6/19/1997	12

SERBIA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320803	Z19912045	10/14/1991	38631	1/10/1995	12

SERBIA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320928	Z204491	10/14/1991	38630	1/10/1995	12

SERBIA	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321205	Z20001062	11/22/2000	46991	4/22/2004	12

SERBIA	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-RS	1385233	11/21/2017			012

SERBIA	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322212	Z19930560	8/24/1993	40213	6/19/1997	12

SERBIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321734	Z18182	4/12/1982	28732	3/25/1986	01, 07, 12

SERBIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321680	Z178591	9/3/1991	38556	12/13/1994	06

SERBIA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321687	Z132197	11/24/1997	43371	7/13/2000	07

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

SERBIA	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321685	Z178491	9/3/1991	38555	12/13/1994	06

SERBIA	WALKER & Design (New)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-422361	Z20172004	12/19/2017	74760	4/20/2018	07

SINGAPORE	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320218	S940096	9/3/1996	T9609400F	9/3/1996	07

SINGAPORE	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320804	T8301484Z	3/25/1983	T8301484Z	3/25/1983	12

SINGAPORE	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320930	140893	2/26/1993	T9301408SG	2/26/1993	12

SINGAPORE	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321289	32439	3/19/1963	T6332429H	3/19/1963	12

SINGAPORE	OESpectrum		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421828-SG	1385233	11/21/2017	1385233	11/21/2017	012

SINGAPORE	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321822	T0608107D	4/28/2006	T0608107D	4/28/2006	12

SINGAPORE	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322157	S1224997	10/6/1997	T9712249F	10/6/1997	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

SINGAPORE	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321940	T0626565E	12/4/2006	T0626565E	12/4/2006	12

SINGAPORE	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322225	T9501782B	2/27/1995	T9501782B	2/27/1995	12

SINGAPORE	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321737	499483	9/20/1983	T8304994E	9/20/1983	12

SINGAPORE	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321739	499383	9/20/1983	T8304993G	9/20/1983	07

SINGAPORE	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322172	905795	9/22/1995	T9509057J	9/22/1995	12

SLOVAK REPUBLIC	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320087	65670	12/31/1991	174518	5/15/1995	12

SLOVAK REPUBLIC	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320219	P0Z223596	8/27/1996	185549	5/25/1999	007

SLOVAK REPUBLIC	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320400	172128	1/3/1992	172128	11/16/1993	12

SLOVAK REPUBLIC	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320401	153493	8/30/1993	189252	2/15/2000	12

SLOVAK REPUBLIC	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320476	153293	8/30/1993	179185	12/19/1997	12

SLOVAK REPUBLIC	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320535	142393	8/19/1993	178712	11/25/1997	12

SLOVAK REPUBLIC	MICHEL ALU		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320627	832000	1/17/2000	195621	6/18/2001	07

SLOVAK REPUBLIC	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320806	65666	12/31/1991	174524	5/16/1995	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

SLOVAK REPUBLIC	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320931	65668	12/31/1991	174552	5/18/1995	12

SLOVAK REPUBLIC	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321206	33022000	11/7/2000	199417	6/11/2002	12

SLOVAK REPUBLIC	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321918	65669	12/31/1991	174517	5/15/1995	12

SLOVAK REPUBLIC	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322216	153393	8/30/1993	179246	8/30/1993	12

SLOVAK REPUBLIC	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322457	142293	8/19/1993	178711	11/25/1997	12

SLOVAK REPUBLIC	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321691	6358291	9/6/1991	175013	6/23/1995	06

SLOVAK REPUBLIC	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321700	6358391	9/6/1991	175012	6/23/1995	06

SLOVENIA	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320536	30467936541	8/11/1993	9370723	5/21/1998	12

SLOVENIA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322459	3046793654	8/11/1993	9370724	2/9/1996	012

SOMALIA	GAS-MATIC		Monroe Auto Equipment Inc.	REGISTERED	77115-320402	3352	4/16/1985	3352	4/16/1985	12

SOUTH AFRICA	ARMSTRONG (Stylized)		Armstrong Hydraulics SA (Pty) Limited	REGISTERED	77115-351074	200104270	3/13/2001	200104270	3/13/2001	35

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

SOUTH AFRICA	ARMSTRONG (Stylized)		Armstrong Hydraulics SA (Pty) Limited	REGISTERED	77115-352194	200104271	3/13/2001	200104271	4/30/2014	37

SOUTH AFRICA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320220	199611919	8/23/1996	199611919	3/2/2000	07

SOUTH AFRICA	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320311	9601197	1/31/1996	199601197	1/10/2000	12

SOUTH AFRICA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320403	9601198	1/31/1996	199601198	1/28/1999	12

SOUTH AFRICA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320807	195904281	12/17/1959	195904281	4/26/1962	12

SOUTH AFRICA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320932	9601200	1/31/1996	199601200	1/31/1996	12

SOUTH AFRICA	MONROE GAS-MATIC & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321122	439089	5/18/1989	894390	5/18/1993	12

SOUTH AFRICA	OESPECTRUM		Tenneco Automotive Operating Company Inc.	PENDING	77115-421829	201734111	11/22/2017			12

SOUTH AFRICA	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321920	9601199	1/31/1996	199601199	1/28/1999	12

SOUTH AFRICA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322161	200725669	11/6/2007	200725669	8/6/2010	12

SOUTH AFRICA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322233	955296	5/9/1995	199505926	3/23/1998	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

SOUTH AFRICA	STRONGARM		Armstrong Hydraulics SA (Pty) Limited	PENDING	77115-352191	841239	2/15/1984			12

SOUTH AFRICA	STRONGARM		Armstrong Hydraulics SA (Pty) Limited	PENDING	77115-352192	841237	2/15/1984			06

SOUTH AFRICA	STRONGARM		Armstrong Hydraulics SA (Pty) Limited	PENDING	77115-352193	841238	2/15/1984			07

SOUTH AFRICA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321744	198207624	9/29/1982	198207624	6/15/1984	07

SOUTH AFRICA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321747	198207625	9/29/1982	198207625	9/29/1982	12

SOUTH AFRICA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322178	9512650	9/22/1995	9512650	1/21/1999	012

SOUTH AFRICA	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322460	9601201	1/31/1996	199601201	1/21/1999	012

SOUTH AFRICA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321697	753183	6/23/1975	B197503183	2/4/1977	12

SOUTH KOREA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320186	427681996	9/23/1996	399481	3/16/1998	12

SOUTH KOREA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320765	20080022193	12/12/1987	0168592	2/21/1989	12

SOUTH KOREA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320909	24751988	2/5/1988	171477	6/7/1989	07, 12

SOUTH KOREA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	PENDING	77115-434093-KR	1418260	6/7/2018			12

SOUTH KOREA	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-KR	1385233	11/21/2017			012

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

SOUTH KOREA	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321795	4020060023204	5/1/2006	400703909	3/26/2007	12

SOUTH KOREA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322107	221942008	2/13/1998	0436656	12/30/1998	12

SOUTH KOREA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322310	20060062302	12/8/2006	400726916	10/30/2007	12

SOUTH KOREA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322074	4019950008843	3/10/1995	360235	4/21/1997	07, 12

SOUTH KOREA	SIGNATURE SOUND		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-353280	4020149366	2/11/2014	401120114	7/28/2015	09, 12

SOUTH KOREA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321571	924029	4/30/1982	88588	2/4/1983	07, 12

SOUTH KOREA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322091	5020070013799	9/25/1995	400373072	8/25/1997	12

SOUTH KOREA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-334166	40201271643	11/19/2012	401000387	10/11/2013	12

SOUTH KOREA	XNOX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321913	4020100050894	10/4/2010	400896209	12/26/2011	007

SPAIN	ALUMINOX PRO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320027	M26260123	12/3/2004	2626012	11/18/2005	07

SPAIN	CONTROL 4		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320061	2474520	5/8/2002	2474520	11/5/2002	12

SPAIN	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320089	1565990	5/3/1990	1565990	5/5/1993	12

SPAIN	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320109	1565991	5/3/1990	1565991	5/5/1993	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

SPAIN	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320221	2049007	9/25/1996	2049007	12/22/1997	12

SPAIN	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320312	1147900	5/23/1986	1147900	5/5/1988	12

SPAIN	KINETIC (Stylized) and KINETIC - Series Mark		Kinetic Pty Ltd	REGISTERED	77115-322576-ES	829372	2/4/2004	829372	2/4/2004	09, 12

SPAIN	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320477	407313	8/16/1962	MO407313	12/11/1962	12

SPAIN	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320808	430305	9/5/1963	0430305	1/3/1964	12

SPAIN	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320933	1916440	8/1/1994	1916440	3/3/1995	12

SPAIN	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321075	2324791	6/14/2000	2324791	6/14/2000	12

SPAIN	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321207	2358621	11/20/2000	2358621	6/5/2001	12

SPAIN	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322166	2505443	9/26/2002	2505443	9/5/2003	07, 12

SPAIN	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322220	0656470	10/20/1971	0656470	3/1/1973	12

SPAIN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321748	1007710	5/31/1982	M1007710	6/6/1983	12

SPAIN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321752	1007709	5/31/1982	M1007709	6/6/1983	07

SPAIN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322181	1986593	9/22/1995	1986593	3/5/1997	012

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

SPAIN	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322469	1688217	3/4/1992	MI1688217	11/5/1993	012

SPAIN	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321701	0661459	12/17/1971	0661459	11/12/1973	12

SPAIN	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321711	938636	4/9/1980	938636	12/5/1981	012

SPAIN	WALKER ALUMINOX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321761	2031999	5/30/1996	2031999	7/7/1997	07

SRI LANKA	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320222	86410	12/29/1997	86410	9/8/2004	07

SRI LANKA	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115-320810	158333	10/4/2010			12

SRI LANKA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321290	24396	3/19/1963	24396	3/18/1991	12

SRI LANKA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321753	48284	10/5/1984	48284	2/22/1990	07

SRI LANKA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321757	48285	10/5/1984	48285	10/5/1984	12

SRI LANKA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322182	75821	9/22/1995	75821	10/23/2006	012

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

ST MAARTEN	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-407994	07243	2/3/1997	06051	3/7/1997	12

ST MAARTEN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-392373			06053		12

ST MAARTEN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321641B	06052	3/3/1983	06052	3/3/1983	07, 12

ST MAARTEN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-392374			06050		12

SUDAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322186	35396	5/20/2006	35396	5/3/2012	012

SURINAME	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320405	11649	10/1/1985	11649	10/1/1985	12

SURINAME	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321764	14577	9/22/1995	14568	9/22/1995	12

SURINAME	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322189	14586	9/22/1995	14581	9/22/1995	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

SWEDEN	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320091	9004222	5/9/1990	229959	1/31/1992	12

SWEDEN	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320110	9004223	5/9/1990	229960	1/31/1992	12

SWEDEN	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320224	967634	8/22/1996	321961	2/28/1997	07

SWEDEN	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320313	387786	5/21/1986	205366	4/10/1987	12

SWEDEN	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320811	9502200	2/23/1995	314659	6/28/1996	12

SWEDEN	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320934	976246	7/2/1997	332641	8/27/1999	12

SWEDEN	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321076	0004449	6/5/2000	353141	3/8/2002	12

SWEDEN	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321208	0008259	10/31/2000	349516	10/19/2001	12

SWEDEN	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321924	814725	9/10/1981	180203	2/19/1992	12

SWEDEN	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322170	895379	6/5/1989	251759	9/17/1993	12

SWEDEN	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322224	814726	9/10/1981	187477	7/29/1983	12

SWEDEN	STARLA		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-339295	200802917	3/26/2008	0398511	10/31/2008	07

SWEDEN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321768	822262	4/7/1982	195884	4/26/1985	12

SWEDEN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321774	9510741	9/22/1995	329070	11/27/1998	06, 12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

SWEDEN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321777	961519	2/9/1996	315330	7/26/1996	07

SWEDEN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322192	9510742	9/22/1995	329071	11/27/1998	06, 12

SWEDEN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322194	951520	2/9/1996	315331	7/26/1996	07

SWEDEN	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322470	922435	3/11/1992	246357	2/5/1993	012

SWEDEN	WALKER & Design (New)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321715	172872	4/18/1972	151726	6/19/1975	08, 12

SWITZERLAND	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320092	334719905	5/2/1990	P385584	10/2/1991	12

SWITZERLAND	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320111	334819907	5/2/1990	P385585	10/2/1991	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

SWITZERLAND	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320225	063531996	9/3/1996	443014	7/21/1997	07

SWITZERLAND	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320314	031301986	5/16/1986	P352200	5/2/1987	12

SWITZERLAND	KINETIC (Stylized) and KINETIC - Series Mark		Kinetic Pty Ltd	REGISTERED	77115-322576-CH	829372	2/4/2004	829372	2/4/2004	09, 12

SWITZERLAND	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320480	4582	9/17/1962	323134	10/31/1962	12

SWITZERLAND	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320812	5278	9/19/1983	327899	2/20/1984	12

SWITZERLAND	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320935	367019947	6/1/1994	P425239	7/18/1996	12

SWITZERLAND	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321077	065802000	6/2/2000	P478696	11/20/2000	12

SWITZERLAND	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321209	127922000	10/26/2000	P484039	4/26/2001	12

SWITZERLAND	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321230	031311986	5/16/1986	352201	5/16/1986	12

SWITZERLAND	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-CH	1385233	11/21/2017			012

SWITZERLAND	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322174	638602007	12/6/2007	570025	4/4/2008	12

SWITZERLAND	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322227	072081991	10/25/1991	393580	6/10/1992	12

SWITZERLAND	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322242	32319950	1/17/1995	P425350	7/18/1996	012

SWITZERLAND	SOLID SCR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321475	539912011	4/1/2011	621441	10/14/2011	07

SWITZERLAND	T.R.U.E.-CLEAN		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321355	537912011	3/29/2011	618394	8/17/2011	07

SWITZERLAND	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321780	3403	6/13/1983	326808	12/23/1983	03, 07, 12, 29, 31

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

SWITZERLAND	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322197	112161995	9/22/1995	431836	12/3/1996	12

SWITZERLAND	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322471	171692	2/24/1992	397928	1/20/1993	12

SWITZERLAND	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321704	171419920	2/24/1992	398941	2/24/1992	001, 006, 007, 008, 009, 012, 017

SWITZERLAND	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321722	2842	6/5/1980	307818	6/5/1980	07, 08, 12

SWITZERLAND	XNOX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321922	630922010	12/1/2010	612881	3/10/2011	007

SYRIA	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115-422252-SY	1386972	12/6/2017			12

SYRIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321781	30188	5/8/1982	41805/41806	5/8/1982	07, 12, 29, 31

TAIWAN	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320226	8547220	9/18/1996	828995	12/1/1998	12

TAIWAN	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320813	7028881	8/27/1981	187384	8/16/1982	12

TAIWAN	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320815	None	7/1/1989	00447886	7/1/1989	82

TAIWAN	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-422248	106077216	12/6/2017	01935496		12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

TAIWAN	MONROE (In Mandarin)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320953	077046032	10/6/1988	00447886	7/1/1989	82

TAIWAN	MONROE (In Meng Nuo) (Chinese)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320955	87049465	10/9/1998	00963143	10/1/2001	12

TAIWAN	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321825	095021768	4/28/2006	01248931	2/1/2007	12

TAIWAN	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322179	097031228	7/2/2008	01355864	4/1/2009	12

TAIWAN	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321943	95061127	12/7/2006	01274717	8/16/2007	12

TAIWAN	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322247	848726	2/28/1995	00740538	12/16/1996	12

TAIWAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321785	7117119	5/26/1982	215844	7/1/1983	90

TAIWAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321787	84052190	10/19/1995	819359	10/1/1998	12

TAIWAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322198	84047860	9/21/1995	819358	10/1/1998	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

TAIWAN	TENNECO & Design (Horizon) (In Chinese)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322256	84053224	10/24/1995	00797803	3/1/1998	12

TAIWAN	TENNECO (In Chinese)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322356	84052184	10/19/1995	00797687	3/1/1998	12

TAIWAN	WAN LI LU & Design (MONROE in Chinese, 万里路)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321832	90047547	11/21/2001	1026828	12/16/2002	012

TAJIKISTAN	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320407	94002411	12/29/1994	TJ1728	12/29/1994	12

TAJIKISTAN	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320816	00005618	10/26/2000	TJ5261	12/14/2001	07, 12

TAJIKISTAN	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322184	0278	10/26/2000	5262	12/14/2001	07, 12

TAJIKISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321788	95003193	6/22/1995	TJ2184	6/22/1995	07, 12

TAJIKISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321791	95003363	9/22/1995	TJ3177	8/4/1998	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

TAJIKISTAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322201	95003364	9/22/1995	TJ3178	8/4/1998	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

TAJIKISTAN	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321708	00005619	10/26/2000	5279	12/21/2001	07, 12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

THAILAND	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320227	319585	10/10/1996	Kor77786	9/10/1998	12

THAILAND	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320817	410570	2/13/1980	Kor111240	12/20/1982	12

THAILAND	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	PENDING	77115-422249	170143510	12/14/2017			12

THAILAND	MONROE & Design (New Wing) (in Thai)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320948	316888	11/11/1986	Kor60325	7/1/1987	12

THAILAND	MONROMATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321234	247665	7/12/1963	Kor5126	7/12/1963	12

THAILAND	OESPECTRUM		Tenneco Automotive Operating Company Inc.	PENDING	77115-421837	170142272	12/1/2017			12

THAILAND	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321829	624934	4/28/2006	Kor263164	6/21/2007	12

THAILAND	RANCHO (Stylized) (Red)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322288	413005	3/5/1990	Kor112209	3/5/1990	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

THAILAND	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322005	413006	3/5/1990	Kor112213	3/5/1990	12

THAILAND	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322253	284538	4/26/1995	Kor39076	12/21/1995	12

THAILAND	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321792	293998	9/22/1995	Kor48306	8/16/1996	12

THAILAND	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322204	294007	9/22/1995	Kor48305	8/16/1996	12

THAILAND	TENNECO & Design (Horizon) (in Thai)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322349	294027	9/22/1995	Kor48319	8/16/1996	012

THAILAND	TENNECO (In Thai)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322361	294017	9/22/1995	Kor48008	8/9/1996	12

TRINIDAD & TOBAGO	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320818	21590	4/29/1993	B21590	8/10/1995	06

TRINIDAD & TOBAGO	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320937	21588	4/29/1993	21588	8/13/1998	06

TRINIDAD & TOBAGO	MONROMATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321235	4120	1/6/1981	B4120	1/6/1981	22

TRINIDAD & TOBAGO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321796	14101	6/10/1983	14101	6/10/1983	13

TRINIDAD & TOBAGO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321797	14100	6/10/1983	14100	7/8/1986	07

TRINIDAD & TOBAGO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321799	14099	6/10/1983	14099	7/8/1986	06

TRINIDAD & TOBAGO	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321807	38821	8/8/2007	38821	3/4/2009	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

TRINIDAD & TOBAGO	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322206	41502	10/8/2009	41502	12/9/2010	012

TUNISIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320408	EE991836	11/4/1999	EE84355	12/26/1984	12

TUNISIA	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115-422252-TN	1386972	12/6/2017			12

TUNISIA	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-TN	1385233	11/21/2017			012

TUNISIA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322257	EE950677	5/9/1995	EE092722	5/9/1995	12

TUNISIA	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321812	EE101902	9/22/1995	EE101902	9/22/1995	06, 12

TUNISIA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322209	TNE19951270	9/22/1995	TNE19951270	9/22/1995	006, 012

TURKEY	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320229	14310	9/30/1996	193852	9/30/1996	07, 12

TURKEY	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320410	4158485	8/5/1985	88469	8/5/1985	12

TURKEY	LOAD-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320481	81073087	12/21/1981	131154	12/21/1981	12

TURKEY	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320819	24240	2/13/1960	84163	5/3/1960	06, 07, 12

TURKEY	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320938	969210	6/25/1996	188949	6/25/1996	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

TURKEY	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321079	200012990	6/28/2000	200012990	6/28/2000	12

TURKEY	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321210	200023833	11/2/2000	200023833	11/2/2000	12

TURKEY	OESpectrum		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-421828-TR	1385233	11/21/2017			012

TURKEY	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321930	1256882	2/10/1982	132172	2/10/1982	12

TURKEY	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322187	200759443	11/16/2007	200759443	9/25/2008	12

TURKEY	RIDE-LEVELER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322230	81073702	12/21/1981	131207	12/21/1981	12

TURKEY	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322260	472995	5/22/1995	160651	5/22/1995	12

TURKEY	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321815	90695	9/15/1982	136877	9/15/1982	07, 12, 29, 31

TURKEY	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321818	95010401	9/21/1995	167954	9/21/1995	04, 06, 12, 16, 21

TURKEY	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322211	95010403	9/21/1995	168274	9/21/1995	04, 06, 12, 16, 21

TURKEY	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-391127	201641474	5/6/2016	201641474	2/1/2017	07, 12

TURKEY	WALKER & Design (New)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-394951	201641491	5/6/2016	201641491	12/8/2016	07, 12

TURKMENISTAN	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320821	20000368	10/24/2000	7626	3/1/2002	07, 12

TURKMENISTAN	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322191	20000370	10/24/2000	7625	3/1/2002	07, 12

TURKMENISTAN	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321952	20060490	12/5/2006	9668	2/1/2008	12

TURKMENISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321820	1884	6/9/1995	673	6/27/1997	07, 12

TURKMENISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321826	3880	9/22/1995	4652	7/4/2000	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

TURKMENISTAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322214	3879	9/22/1995	4651	7/4/2000	04, 06, 12, 16, 21, 35, 37, 39, 41, 42

TURKMENISTAN	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321713	20000369	10/24/2000	7716	4/12/2002	007, 012

UKRAINE	DESIGN (Firm Grip Logo)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320112	95030698T	3/17/1995	9286	12/25/1997	12

UKRAINE	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320230	96092148T	9/16/1996	16549	10/16/2000	07

UKRAINE	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320315	95030686T	3/15/1995	13013	7/19/1999	12

UKRAINE	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320413	9503068T	3/15/1995	13014	7/19/1999	12

UKRAINE	MICHEL ALU		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320628	2000010193	1/20/2000	26066	7/15/2002	12

UKRAINE	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320822	95050685T	3/15/1995	9285	12/25/1997	12

UKRAINE	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320823	2000104729	10/23/2000	29871	2/17/2003	12

UKRAINE	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320939	95030700T	3/17/1995	9288	12/25/1997	12

UKRAINE	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321211	2000104848	10/27/2000	29888	2/17/2003	12

UKRAINE	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-UA	1385233	11/21/2017			012

UKRAINE	RADIAL-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321933	95030688T	3/15/1995	13015	7/19/1999	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

UKRAINE	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322241	2000104731	10/23/2000	29873	2/17/2003	12

UKRAINE	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321955	M200619979	12/18/2006	93914	7/10/2008	12

UKRAINE	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322262	95051640	5/6/1995	13445	8/30/1999	12

UKRAINE	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321830	72903	6/18/1993	4386	4/15/1994	07, 12

UKRAINE	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321831	95113204T	11/16/1995	15316	12/15/2000	12

UKRAINE	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322217	95092785	9/22/1995	19154	4/16/2001	06, 12, 16, 21

UKRAINE	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322472	93126194T	12/28/1993	10296	8/31/1998	012

UKRAINE	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321717	T3602962	9/16/1991	6629	6/29/1992	006

UKRAINE	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321719	2000104730	10/23/2000	29872	2/17/2003	12

UKRAINE	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321726	T3602963	9/16/1991	6628	6/29/1992	006

UNITED ARAB EMR	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320414	24354	11/19/1997	50626	1/11/2005	12

UNITED ARAB EMR	MONROE		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-422236	286125	1/17/2018			12

UNITED ARAB EMR	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-422250	286126	1/17/2018			12

UNITED ARAB EMR	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322244	24355	11/19/1997	48463	9/13/2004	12

UNITED ARAB EMR	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321959	88210	12/6/2006	88603	5/18/2008	12

UNITED ARAB EMR	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322263	13156	10/8/1995	13860	3/1/1998	12

UNITED ARAB EMR	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321842	12798	9/20/1995	12551	10/19/1997	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

UNITED ARAB EMR	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321845	13886	11/20/1995	8728	2/24/1997	12

UNITED ARAB EMR	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321847	13885	11/20/1995	8727	2/24/1997	07

UNITED ARAB EMR	TENNECO & Design (Horizon)		Tenneco Management Company	REGISTERED	77115-322219	12808	9/20/1995	12602	10/19/1997	12

UNITED KINGDOM	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320094	1425699	5/2/1990	1425699	8/9/1991	12

UNITED KINGDOM	DYNOMAX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320144	1551524	10/25/1993	1551524	8/12/1994	12

UNITED KINGDOM	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320231	2109796	9/11/1996	2109796	5/16/1997	07

UNITED KINGDOM	KINETIC		Kinetic Pty Ltd	REGISTERED	77115-322568	Unknown	3/22/1994	1566341	11/17/1993	12

UNITED KINGDOM	KINETIC (Stylized) and Series Mark		Kinetic Pty Ltd	REGISTERED	77115-320447	1566341	3/22/1994	1566341	5/16/1997	12

UNITED KINGDOM	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320824	1012217	6/4/1973	1012217	6/4/1973	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

UNITED KINGDOM	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320940	1574072	6/2/1994	1574072	3/29/1996	12

UNITED KINGDOM	MONROE ADVENTURE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321080	2235118	6/6/2000	2235118	11/10/2000	12

UNITED KINGDOM	MONROE GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321118	1261579	2/28/1986	1261579	2/28/1993	12

UNITED KINGDOM	MONROE LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321172	1323857	10/13/1987	1323857	3/27/1990	12

UNITED KINGDOM	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321212	2250602	10/31/2000	2250602	12/21/2001	12

UNITED KINGDOM	OESpectrum		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421828-GB	1385233	11/21/2017	1385233	11/21/2017	012

UNITED KINGDOM	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322250	1401288	6/8/1989	1401288	7/30/1993	12

UNITED KINGDOM	RANCHO SUSPENSION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322098	1401289	6/8/1989	1401289	7/30/1993	12

UNITED KINGDOM	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321849	1075934	3/21/1977	1075934	3/21/1977	12

UNITED KINGDOM	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321851	1125271	12/6/1979	1125271	12/6/1979	07

UNITED KINGDOM	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322223	2038109	9/20/1995	2038109B	11/29/1996	012

UNITED KINGDOM	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322473	1491257	2/17/1992	1491257	11/5/1993	12

UNITED STATES	171504		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-319999	77/456,046	4/23/2008	4,014,058	8/16/2011	12

UNITED STATES	171615		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320001	77/456,035	4/23/2008	4,014,054	8/16/2011	12

UNITED STATES	171616		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320003	77/456,030	4/23/2008	4,014,052	8/16/2011	12

UNITED STATES	171661		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320004	77/456,040	4/23/2008	4,014,056	8/16/2011	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

UNITED STATES	171672		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320005	77/456,031	4/23/2008	4,014,053	8/16/2011	12

UNITED STATES	171878		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320007	77/470,209	5/9/2008	4,010,607	8/9/2011	12

UNITED STATES	171880		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320008	77/456,044	4/23/2008	4,014,057	8/16/2011	12

UNITED STATES	171920		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320009	77/456,051	4/23/2008	4,014,059	8/16/2011	12

UNITED STATES	171994		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320011	77/456,036	4/23/2008	4,014,055	8/16/2011	012

UNITED STATES	4 MORE & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320012	77/485,740	5/29/2008	3,628,499	5/26/2009	041

UNITED STATES	901940		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320014	77/481,462	5/22/2008	3,756,534	3/9/2010	012

UNITED STATES	901944		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320015	77/481,458	5/22/2008	3,649,651	7/7/2009	012

UNITED STATES	902941		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320016	77/481,493	5/22/2008	3,649,652	7/7/2009	012

UNITED STATES	902949		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320017	77/481,453	5/22/2008	3,649,650	7/7/2009	012

UNITED STATES	902973		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320018	77/481,497	5/22/2008	3,756,538	3/9/2010	012

UNITED STATES	902999		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320020	77/481,471	5/22/2008	3,756,535	3/9/2010	012

UNITED STATES	903900		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320021	77/481,485	5/22/2008	3,756,537	3/9/2010	012

UNITED STATES	904919		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320022	77/481,477	5/22/2008	3,756,536	3/9/2010	012

UNITED STATES	BLACKJACK HEADERS & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320034	73/158,357	2/13/1978	1,108,544	12/12/1978	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

UNITED STATES	C & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-388392	86/915,270	2/22/2016	5,282,048	9/5/2017	012

UNITED STATES	CALCAT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320046	77/512,590	7/1/2008	3,632,924	6/2/2009	007

UNITED STATES	CLEANEGR		Tenneco Automotive Operating Company Inc.	PENDING	77115-418585	87/651,384	10/19/2017			07

UNITED STATES	CLEVEBLOC		The Pullman Company	REGISTERED	77115-320057	76/364,225	1/22/2002	2,850,130	6/8/2004	012

UNITED STATES	DESIGN (Bird Head)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320068	73/031,015	9/3/1974	1,028,585	12/30/1975	012

UNITED STATES	DRIV		Tenneco Automotive Operating Company Inc.	ALLOWED	77115-369713	86/552,590	3/4/2015			12, 40

UNITED STATES	DYNOMAX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320145	77/194,261	5/31/2007	3,380,783	2/12/2008	007

UNITED STATES	DYNOMAX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-332967	85/752,727	10/12/2012	4,309,233	3/26/2013	18, 25

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

UNITED STATES	DYNOMAX & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320232	76/287,113	7/18/2001	2,538,253	2/12/2002	007

UNITED STATES	DYNOMAX VT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320234	77/879,453	11/24/2009	3,927,456	3/8/2011	007

UNITED STATES	ECONO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320237	77/854,118	10/21/2009	3,839,264	8/24/2010	012

UNITED STATES	ERIS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320240	76/236,170	4/5/2001	2,636,998	10/15/2002	009

UNITED STATES	EXHAUST MATE & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320244	85/094,422	7/28/2010	4,064,282	11/29/2011	07

UNITED STATES	EXHAUST-MATE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320249	85/094,419	7/28/2010	4,071,468	12/13/2011	007

UNITED STATES	EXPERT PLUS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320252	77/416,341	3/7/2008	3,508,519	9/30/2008	035

UNITED STATES	GAS-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320316	73/568,605	11/14/1985	1,396,687	6/10/1986	012

UNITED STATES	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320416	74/079,767	7/19/1990	1,645,144	5/21/1991	012

UNITED STATES	GRIPPER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320431	78/071,716	6/29/2001	2,897,979	10/26/2004	007

UNITED STATES	HARRIS (Stylized)		The Pullman Company	REGISTERED	77115-320433	71/630,268	5/26/1952	593,886	8/17/1954	17

UNITED STATES	HUSH THRUSH		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320440	77/423,951	3/17/2008	3,737,619	1/12/2010	007

UNITED STATES	KINETIC		Kinetic Pty Ltd	REGISTERED	77115-322575-US	79/060,267	4/9/2008	4,000,433	7/26/2011	12, 42

UNITED STATES	KINETIC		Kinetic Pty Ltd	REGISTERED	77115-322585	74/546,509	7/7/1994	2,125,913	12/30/1997	012

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

UNITED STATES	KINETIC (Logo)		Kinetic Pty Ltd	REGISTERED	77115-322590-US	79/060,266	4/9/2008	4,000,432	7/26/2011	12, 42

UNITED STATES	MAD HOT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320567	85/410,737	8/30/2011	4,265,389	12/25/2012	007

UNITED STATES	MAGNUM (refile)		Tenneco Automotive Operating Company Inc.	ALLOWED	77115-424376	87/751,629	1/11/2018			12

UNITED STATES	MAX-AIR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320604	72/422,435	4/25/1972	1,000,678	12/31/1974	12

UNITED STATES	MAX-LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320612	74/323,127	10/19/1992	1,884,826	3/21/1995	012

UNITED STATES	MEGA-CLAMP		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320617	76/114,385	8/22/2000	2,664,081	12/17/2002	06

UNITED STATES	MEGA-FLOW		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320619	76/326,615	10/17/2001	2,656,230	12/3/2002	007

UNITED STATES	MEGA-FLOW NOISE BRAKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320623	76/158,162	10/27/2000	2,784,634	11/18/2003	007

UNITED STATES	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320825	71/560,639	7/2/1948	526,842	6/27/1950	12

UNITED STATES	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320827	74/542,869	6/27/1994	1,927,531	10/17/1995	012

UNITED STATES	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320828	77/694,437	3/19/2009	3,765,163	3/23/2010	012

UNITED STATES	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320941	74/533,655	6/6/1994	1,914,781	8/29/1995	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

UNITED STATES	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320942	75/411,270	12/29/1997	2,228,132	3/2/1999	12

UNITED STATES	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320943	77/694,439	3/19/2009	3,765,164	3/23/2010	012

UNITED STATES	MONROE BRAKES		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321086	85/106,942	8/13/2010	3,944,164	4/12/2011	12

UNITED STATES	MONROE BRAKES & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321094	77/244,518	8/1/2007	3,432,480	5/20/2008	12

UNITED STATES	MONROE PROSOLUTION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-319828	85/311,714	5/4/2011	4,258,464	12/11/2012	012

UNITED STATES	MONROE REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321213	76/059,225	5/22/2000	2,584,470	6/25/2002	012

UNITED STATES	MONROE TOTAL SOLUTION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321223	85/311,718	5/4/2011	4,672,040	1/13/2015	012

UNITED STATES	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-422362	87/712,227	12/7/2017	5,481,156	5/29/2018	012

UNITED STATES	MONRO-MATIC (Stylized)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321297	71/623,558	1/14/1952	575,157	6/2/1953	12

UNITED STATES	MONRO-MATIC PLUS		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321299	74/396,777	6/1/1993	1,829,341	4/5/1994	012

UNITED STATES	NOISEBRAKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-349211	86/131,181	11/27/2013	4,563,983	7/8/2014	007

UNITED STATES	OESPECTRUM (Stylized)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321561	77/600,231	10/24/2008	3,737,925	1/12/2010	012

UNITED STATES	PRO-FIT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321742	73/237,768	11/2/1979	1,153,083	5/5/1981	012

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

UNITED STATES	QUICK STRUT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321834	78/744,304	11/1/2005	3,153,807	10/10/2006	012

UNITED STATES	QUICK-FIT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-332274	85/748,249	10/8/2012	4,313,162	4/2/2013	007

UNITED STATES	QUICKLIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-336336	85/831,481	1/24/2013	4,395,792	9/3/2013	012

UNITED STATES	QUICK-STRUT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321850	78/283,198	8/5/2003	3,046,796	1/17/2006	012

UNITED STATES	QUIETCRAWLER		Tenneco Automotive Operating Company Inc.	ALLOWED	77115-380674	86/825,534	11/19/2015			07

UNITED STATES	QUIET-FLOW		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321862	75/364,043	9/26/1997	2,237,776	4/6/1999	007

UNITED STATES	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322255	75/152,390	8/19/1996	2,083,927	7/29/1997	012

UNITED STATES	RANCHO & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322285	75/643,076	2/16/1999	2,384,940	9/12/2000	012

UNITED STATES	RANCHO RS5000 X-LANDER & Design		Tenneco Automotive Operating Company Inc.	ALLOWED	77115-422635	87/720,134	12/13/2017			12

UNITED STATES	RATTLER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-380631	86/824,321	11/18/2015	4,997,396	7/12/2016	007

UNITED STATES	REFLEX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322129	77/655,425	1/23/2009	3,854,449	9/28/2010	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

UNITED STATES	RIDE SAFE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-328895	85/675,462	7/12/2012	4,352,855	6/18/2013	035

UNITED STATES	ROADMATIC		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-429055	87/837,743	3/16/2018			12

UNITED STATES	ROCKGEAR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-336991	85/844,355	2/8/2013	4,450,306	12/17/2013	006, 007, 012

UNITED STATES	RS5000		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-332270	85/831,492	1/24/2013	4,500,477	3/25/2014	012

UNITED STATES	RS7000		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-336339	85/831,499	1/24/2013	4,395,794	9/3/2013	012

UNITED STATES	RS9000		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-336330	85/831,502	1/24/2013	4,500,478	3/25/2014	012

UNITED STATES	SAFE & SOUND		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322274	77/279,998	9/14/2007	3,511,024	10/7/2008	36

UNITED STATES	SAFETY TRIANGLE & Design (STEERING STOPPING STABILITY)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322338	76/345,945	12/7/2001	2,940,417	4/12/2005	012, 035

UNITED STATES	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322267	74/061,389	5/21/1990	1,672,986	1/21/1992	12

UNITED STATES	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322269	74/637,865	2/24/1995	1,949,008	1/16/1996	12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

UNITED STATES	SEVERE SOLUTION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-331890	85/727,187	9/12/2012	4,389,546	8/20/2013	012

UNITED STATES	SHOCKTOBER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322278	85/132,384	9/17/2010	3,938,112	3/29/2011	035

UNITED STATES	SIGNATURE SOUND		Tenneco Automotive Operating Company Inc.	ALLOWED	77115-353264	86/187,694	2/7/2014			009, 042

UNITED STATES	SILENTBLOC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322280	78/307,419	9/30/2003	2,982,899	8/9/2005	007, 017

UNITED STATES	SLE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321368	76/231,018	3/14/2001	2,976,636	7/26/2005	017

UNITED STATES	SMARTSOUND		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-418588	87/651,385	10/19/2017			07

UNITED STATES	SOUND SOLUTION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321482	85/028,597	5/3/2010	3,919,213	2/15/2011	007

UNITED STATES	SOUNDFIT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321483	85/227,485	1/27/2011	4,047,020	10/25/2011	007

UNITED STATES	SOUNDFX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-333130	85/755,230	10/16/2012	4,295,834	2/26/2013	007

UNITED STATES	STARLA		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321486	77/433,414	3/27/2008	3,611,274	4/28/2009	007

UNITED STATES	STRUT-MATE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321562	73/720,915	4/7/1988	1,510,877	11/1/1988	012

UNITED STATES	SUPER TURBO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-336333	85/831,506	1/24/2013	4,438,967	11/26/2013	007

UNITED STATES	TECH-FIT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-345018	86/031,417	8/7/2013	4,739,797	5/19/2015	035

UNITED STATES	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321852	73/359,176	4/12/1982	1,251,601	9/20/1983	012

UNITED STATES	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321855	74/731,906	9/13/1995	2,080,683	7/22/1997	012

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

UNITED STATES	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321858	77/694,430	3/19/2009	3,765,161	3/23/2010	012

UNITED STATES	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322226	74/731,464	9/13/1995	2,192,498	9/29/1998	007, 012

UNITED STATES	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322228	77/694,434	3/19/2009	3,765,162	3/23/2010	012

UNITED STATES	THE SIXTH SENSE FOR YOUR DRIVE		Tenneco Automotive Operating Company Inc.	ALLOWED	77115-367387	86/483,485	12/18/2014			012, 035, 040

UNITED STATES	THE TOTAL SOLUTION!		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322383	77/510,243	6/27/2008	3,569,945	2/3/2009	012

UNITED STATES	THIS BIRD IS LOUD AND PROUD		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-380628	86/824,313	11/18/2015	4,997,394	7/12/2016	007

UNITED STATES	THRUSH		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322391	72/258,807	11/16/1966	839,099	11/21/1967	012

UNITED STATES	TOTAL SOLUTION		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322398	85/334,136	5/31/2011	4,667,864	1/6/2015	012

UNITED STATES	TRU-FIT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-318509	72/172,958	7/12/1963	772,766	7/7/1964	07

UNITED STATES	TWIN TECHNOLOGY ACTIVE CONTROL SYSTEM & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-329121	85/682,580	7/20/2012	4,341,401	5/28/2013	012

UNITED STATES	ULTRA		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322413	78/438,459	6/21/2004	3,412,649	4/15/2008	007

UNITED STATES	ULTRA FLO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-336334	85/831,509	1/24/2013	4,435,275	11/19/2013	007

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

UNITED STATES	VINTAGE SOUND TODAY’S POWER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322339	77/417,287	3/10/2008	3,601,287	4/7/2009	007

UNITED STATES	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321745	72/150,376	8/1/1962	759,594	11/5/1963	07

UNITED STATES	WALKER & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321732	72/156,346	10/31/1962	765,014	2/18/1964	06, 07, 08

UNITED STATES	WALKER & Design (New) (black background)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-334380	85/832,899	1/25/2013	4,745,886	6/2/2015	007

UNITED STATES	WALKER HEAVY DUTY MONROE & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321805	78/204,379	1/17/2003	3,059,398	2/14/2006	040

UNITED STATES	WALKER SOUNDFX MUFFLERS & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321817	76/482,035	1/13/2003	2,812,519	2/10/2004	007

UNITED STATES	X-LANDER		Tenneco Automotive Operating Company Inc.	PENDING	77115-422633	87/720,124	12/13/2017			12

UNITED STATES	XNOX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-346135	86/059,148	9/9/2013	4,498,168	3/18/2014	007, 042

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

URUGUAY	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320129	412001	2/28/1991	242521	8/17/2000	12, 16, 19, 6

URUGUAY	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320417	207955	9/24/1985	474280	5/22/1986	12

URUGUAY	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320829	137777	10/29/1965	472272	3/22/1966	12

URUGUAY	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-422251	489872	12/6/2017			12

URUGUAY	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321292	96121	9/10/1975	472401	4/21/1976	12

URUGUAY	OESPECTRUM		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-421844	489758	12/1/2017			12

URUGUAY	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322281	409220	5/9/1997	289319	4/11/2000	12

URUGUAY	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321963	376915	12/29/2006	376915	3/5/2008	12

URUGUAY	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322271	374299	2/24/1995	374299	1/15/1997	12

URUGUAY	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321860	185080	5/4/1982	467925	9/10/1985	07, 12

URUGUAY	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322231	281341	9/22/1995	378733	6/5/1997	12

UZBEKISTAN	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320418	9300974.4	1/31/1992	3888	1/31/1992	12

UZBEKISTAN	LOAD-LEVELER LEVEL LIGHT & Design		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320540	MBGU93008273	10/29/1993	4010	4/9/1996	12

UZBEKISTAN	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320831	MGU20000957	10/24/2000	MGU10728	10/11/2001	07, 12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

UZBEKISTAN	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322282	MGU20000956	10/24/2000	MGU10725	10/5/2001	07, 12

UZBEKISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321863	MBGU93027073	11/12/1993	1486	9/26/1994	07, 12

UZBEKISTAN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321866	MBG95016823	9/22/1995	UZ6392	6/9/1997	12, 42

UZBEKISTAN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322232	95016813	9/22/1995	UZ6393	6/9/1997	12, 42

UZBEKISTAN	VAN-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322475	MBGU93012633	11/16/1993	4000	4/8/1996	012

UZBEKISTAN	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321751	MGU20000955	10/24/2000	MGU11112	4/11/2002	07, 12

VANUATU (NEW HEBRIDES)	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320832	775	6/4/1973	775	6/4/1973	12

VANUATU (NEW HEBRIDES)	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320944	946	6/2/1994	946	6/2/1994	12

VANUATU (NEW HEBRIDES)	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321868	902	3/26/1996	902	3/26/1996	12

VANUATU (NEW HEBRIDES)	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322234	10295	9/20/1995	10295	9/20/1995	06, 12, 16, 21

VENEZUELA	DESIGN (Firm Grip)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320130	00138791	1/29/1991	165167F	7/18/1994	8

VENEZUELA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320419	2007023693	10/1/2007	P288072	8/13/2008	12

VENEZUELA	MAX-AIR		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320605	6159	5/4/1973	76351F	8/6/1974	12

VENEZUELA	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320859	15299	9/18/1959	F39540	3/8/1961	19

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

VENEZUELA	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320945	3806	5/20/1982	F113975	9/20/1985	23

VENEZUELA	MONRO-MAGNUM		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321232	200114130	8/7/2001	P261851	9/26/2005	12

VENEZUELA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321294	1986017177	12/4/1986	F141151	3/4/1991	19

VENEZUELA	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321295	200113194	7/26/2001	P259107	4/15/2005	12

VENEZUELA	MONRO-MAX		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321304	829571	8/31/1987	F070278	9/6/1972	12

VENEZUELA	OESPECTRUM		Tenneco Automotive Operating Company Inc.	PUBLISHED	77115-421845	2017020269	11/24/2017			12

VENEZUELA	RANCHO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322283	00324596	3/12/1996	226923P	1/13/2000	12

VENEZUELA	RANCHO QUICK LIFT		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321967	200629885	12/27/2006	P281135	9/5/2007	12

VENEZUELA	SENSA-TRAC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322272	9512838	8/25/1995	P193672	1/3/1997	12

VENEZUELA	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322237	1995014624	9/21/1995	196994	5/9/1997	12

VENEZUELA	WALKER		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321756	08-7597	4/22/2008	290965P	12/30/2008	007

VIETNAM	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320421	4199002181	7/10/1990	2085	1/10/1991	12

VIETNAM	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320860	4199002182	7/10/1990	2086	1/10/1991	12

VIETNAM	MONROE & Design (New Wing)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320946	4199002179	7/10/1990	2083	1/10/1991	12

VIETNAM	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321296	4199002180	7/10/1990	2084	1/10/1991	12

VIETNAM	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-VN	1385233	11/21/2017			012

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

VIETNAM	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321871	22719	4/29/1995	19166	11/23/1995	12

VIETNAM	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322239	24988	9/22/1995	21123	6/19/1996	12

WIPO	KINETIC		Kinetic Pty Ltd	REGISTERED	77115-322575			980516	4/9/2008	12, 42

WIPO	KINETIC (Logo)		Kinetic Pty Ltd	REGISTERED	77115-322590			980515	4/9/2008	12, 42

WIPO	KINETIC (Stylized) and KINETIC - Series Mark		Kinetic Pty Ltd	REGISTERED	77115-322576			829372	2/4/2004	09, 12

WIPO	MONROE		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-422252	1386972	12/6/2017	1386972	12/6/2017	12

WIPO	MONRO-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-434093	1418260		1418260	6/7/2018	12

WIPO	OESpectrum		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-421828	1385233	11/21/2017	1385233	11/21/2017	012

YEMEN	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321877	7417	9/21/1995	5920	12/23/1996	12

YEMEN	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322245	7427	9/21/1995	5930	12/23/1996	12

ZAMBIA	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320422	3785	2/13/1985	3785	10/4/1985	12

ZAMBIA	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115-422252-ZM	1386972	12/6/2017			12

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

and related entities

Active Trademarks

September 13, 2018

Country	Mark	Image	Owner Name	Status	Ref#	App#	File Date	Reg#	Reg Date	Classes

ZAMBIA	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-ZM	1385233	11/21/2017			012

ZIMBABWE (RHODESIA)	GAS-MATIC		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-320424	285	1/2/1985	TMT19852	4/9/1985	12

ZIMBABWE (RHODESIA)	MONROE		Tenneco Automotive Operating Company Inc.	PENDING	77115-422252-ZW	1386972	12/6/2017			12

ZIMBABWE (RHODESIA)	OESpectrum		Tenneco Automotive Operating Company Inc.	PENDING	77115-421828-ZW	1385233	11/21/2017			012

ZIMBABWE (RHODESIA)	TENNECO		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-321878	136095	9/22/1995	TMT19951360	7/1/1996	12

ZIMBABWE (RHODESIA)	TENNECO & Design (Horizon)		Tenneco Automotive Operating Company Inc.	REGISTERED	77115-322248	137095	9/22/1995	137095	6/24/1996	12

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
Pullman	1316C-000066/US	TORQUE ROD BEARING ASSEMBLY	United States	Granted	Patent	09/190477	Nov-12-1998	6231264	May-15-2001	Nov-12-2018
Pullman	1316C-000069/US	HEADED SOLID ROD FOR TORQUE ROD SPACER	United States	Granted	Patent	09/340370	Jun-28-1999	6267526	Jul-31-2001	Jun-28-2019
Pullman	1316C-100069/DE	HEADED SOLID ROD FOR TORQUE ROD SPACER	Germany	Granted	Patent	10031454.6	Jun-28-2000	DE10031454B4	May-31-2012	Jun-28-2020
Pullman	1316C-000070/US	CRIMPED BUSHING	United States	Granted	Patent	09/346836	Jul-02-1999	6430774	Aug-13-2002	Jul-02-2019
Pullman	1316C-000071/US	Torque Rod Apex Mount	United States	Granted	Patent	09/348152	Jul-06-1999	6270282	Aug-07-2001	Jul-06-2019
Pullman	1316C- 000073/US/CPA	NON-SLIP STA-BAR BUSHING	United States	Granted	Patent	10/075062	Feb-13-2002	6755403	Jun-29-2004	Feb-13-2022
Pullman	1316C- 000073/US/CPB	NON-SLIP STA-BAR BUSHING	United States	Granted	Patent	10/878622	Jun-28-2004	7114712	Oct-03-2006	Jun-28-2024
Pullman	1316C-100073/MX/01	NON-SLIP STA-BAR BUSHING	Mexico	Granted	Patent	PA/a/2003/001214	Feb-10-2003	236778	May-11-2006	Feb-10-2023
Pullman	1316C-000074/US	ONE PIECE TRAILING ARM FOR TORSIONAL SPRINGS	United States	Granted	Patent	09/549796	Apr-14-2000	6588778	Jul-08-2003	Apr-14-2020
Pullman	1316C-100074/MX	ONE PIECE TRAILING ARM FOR TORSIONAL SPRINGS	Mexico	Granted	Patent	PAa2001002761	Mar-16-2001	223569	Oct-19-2004	Mar-16-2021
Pullman	1316C-000075/US	UPPER SHOCK MOUNT ISOLATOR WITH INTEGRAL AIR SPRING HOUSING PIVOT BEARING	United States	Granted	Patent	10/348125	Jan-21-2003	6843472	Jan-18-2005	Jan-21-2023
Pullman	1316C-100075/DE	UPPER SHOCK MOUNT ISOLATOR WITH INTEGRAL AIR SPRING HOUSING PIVOT BEARING	Germany	Granted	Patent	10 2004 002 432.4	Jan-09-2004	102004002432	Nov-06-2008	Jan-09-2024
Pullman	1316C-000077/US	LOW TORQUE PIVOT BUSHING	United States	Granted	Patent	10/074944	Feb-12-2002	6854917	Feb-15-2005	Feb-12-2022
Pullman	1316C-000078/US	HIGH COMPLIANCE MULTIPLE CHAMBER PISTON FOR FLUID DAMPED ELASTOMER DEVICES	United States	Granted	Patent	10/128902	Apr-24-2002	6698731	Mar-02-2004	Apr-24-2022
Pullman	1316C-000080/US	EXHAUST ISOLATOR SYSTEM	United States	Granted	Patent	10/079037	Feb-20-2002	6758300	Jul-06-2004	Feb-20-2022
Pullman	1316C-100080/BR	EXHAUST ISOLATOR SYSTEM	Brazil	Granted	Patent	P10300383-3	Feb-18-2003	PI03003833	Jun-24-2014	Jun-24-2024
Pullman	1316C-100080/DE	EXHAUST ISOLATOR SYSTEM	Germany	Granted	Patent	10307506-2	Feb-21-2003	DE10307506B4	May-31-2012	Feb-21-2023
Pullman	1316C-100080/MX	EXHAUST ISOLATOR SYSTEM	Mexico	Granted	Patent	PAa2003001369	Feb-14-2003	237812	Jun-15-2006	Feb-14-2023
Pullman	1316C-000081/US	HINGED/SPLIT REINFORCED CLAM SHELL BUSHING	United States	Granted	Patent	10/202287	Jul-24-2002	6513801	Feb-04-2003	Jul-24-2022
Pullman	1316C-000088/US	HYDRAULICALLY DAMPED BODY MOUNT WITH BOLT-THROUGH CONSTRUCTION	United States	Granted	Patent	11/340208	Jan-26-2006	7584944	Sep-08-2009	Jan-26-2026
Pullman	1316C- 000088/US/DVA	HYDRAULICALLY DAMPED BODY MOUNT WITH BOLT-THROUGH CONSTRUCTION	United States	Granted	Patent	12/501618	Jul-13-2009	7922156	Apr-12-2011	Jul-13-2029
Pullman	1316C-100088/BR	HYDRAULICALLY DAMPED BODY MOUNT WITH BOLT-THROUGH CONSTRUCTION	Brazil	Pending	Patent	PI0600179.3	Jan-26-2006			Jan-26-2026
Pullman	1316C-100088/DE	HYDRAULICALLY DAMPED BODY MOUNT WITH BOLT-THROUGH CONSTRUCTION	Germany	Granted	Patent	102006 003938.6	Jan-26-2006	102006003938	Jun-01-2017	Jan-26-2026
Pullman	1316C-100088/MX	HYDRAULICALLY DAMPED BODY MOUNT WITH BOLT-THROUGH CONSTRUCTION	Mexico	Granted	Patent	PA/a/2006/001001	Jan-25-2006	266928	May-22-2009	Jan-25-2026
Pullman	1316C-000091/US/01	SPLIT OUTER TUBE ANTI-WALKOUT BUSHING	United States	Granted	Patent	11/342928	Jan-30-2006	7451967	Nov-18-2008	Jan-30-2026
Pullman	1316C-100091/MX/01	SPLIT OUTER TUBE ANTI-WALKOUT BUSHING	Mexico	Granted	Patent	PA/a/2006/001924	Feb-17-2006	266927	May-22-2009	Feb-17-2026
Pullman	1316C- 000092/US/RCE	Two Ring Intermediate Tube With Interlock	United States	Granted	Patent	11/507313	Aug-21-2006	8038132	Oct-18-2011	Aug-21-2026
Pullman	1316C-100092/BR/01	Two Ring Intermediate Tube With Interlock	Brazil	Pending	Patent	PI0616117.0	Aug-29-2006			Aug-29-2026
Pullman	1316C-100092/CN/01	Two Ring Intermediate Tube With Interlock	China	Granted	Patent	2006 80031680.7	Aug-29-2006	ZL2006800316807	Dec-15-2010	Aug-29-2026
Pullman	1316C-100092/DE/01	Two Ring Intermediate Tube With Interlock	Germany	Granted	Patent	11 2006 002 321.7	Aug-29-2006	112006002321.7	May-28-2015	Aug-29-2026
Pullman	1316C-000093/US	ISOLATOR	United States	Granted	Patent	11/233283	Sep-22-2005	7644911	Jan-12-2010	Sep-22-2025

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
Pullman	1316C-100093/BR/01	Shear Hub Void Design	Brazil	Pending	Patent	PI0616334.3	Sep-06-2006			Sep-06-2026
Pullman	1316C-100093/CN/01	Shear Hub Void Design	China	Granted	Patent	2006 80033454.2	Sep-06-2006	ZL 2006 80033454.2	Jun-06-2012	Sep-06-2026
Pullman	1316C-100093/DE/01	Shear Hub Void Design	Germany	Granted	Patent	11 2006 002536.8	Sep-06-2006	1120060025368	Feb-22-2018	Sep-06-2026
Pullman	1316C-100093/JP/01	Shear Hub Void Design	Japan	Granted	Patent	2008-532250	Sep-06-2006	4874338	Dec-02-2011	Sep-06-2026
Pullman	1316C-100093/KR/01	Shear Hub Void Design	South Korea	Granted	Patent	10-2008-7004539	Sep-06-2006	101315694	Oct-01-2013	Sep-06-2026
Pullman	1316C-000094/US	Exhaust Isolator With Improved Method Of Mounting	United States	Granted	Patent	11/511664	Aug-29-2006	7510043	Mar-31-2009	Aug-29-2026
Pullman	1316C-100094/BR/01	Exhaust Isolator With Improved Method Of Mounting	Brazil	Pending	Patent	PI0716217.0	Jun-28-2007			Jun-28-2027
Pullman	1316C-100094/CN/01	Exhaust Isolator With Improved Method Of Mounting	China	Granted	Patent	PCT/US2007/015121	Jun-28-2007	ZL200780032240.8	Jun-05-2013	Jun-28-2027
Pullman	1316C-100094/DE/01	Exhaust Isolator With Improved Method Of Mounting	Germany	Pending	Patent	PCT/US2007/015121	Jun-28-2007			Jun-28-2027
Pullman	1316C-100094/JP/01	Exhaust Isolator With Improved Method Of Mounting	Japan	Granted	Patent	PCT/US2007/015121	Jun-28-2007	4872000	Nov-25-2011	Jun-28-2027
Pullman	1316C-100094/KR/01	Exhaust Isolator With Improved Method Of Mounting	South Korea	Pending	Patent	PCT/US2007/015121	Jun-28-2007	101624731	May-20-2016	Jun-28-2027
Pullman	1316C-100094/KR/02.	Exhaust Isolator With Improved Method Of Mounting	South Korea	Granted	Patent	10-2016-7013489	May-20-2016	101698733	Jan-16-2017	May-20-2036
Pullman	1316C-000095/US/01	Very High Damping Body Mount	United States	Granted	Patent	11/827075	Jul-19-2006	7637486	Dec-29-2009	Jul-19-2026
Pullman	1316C- 000095/US/CPB	Very High Damping Body Mount, Subframe Mount Or Engine Mount With Bolt-Through Construction	United States	Granted	Patent	12/393052	Jul-19-2006	8177201	May-15-2012	Jul-19-2026
Pullman	1316C- 000095/US/CPC	Very High Damping Body Mount	United States	Granted	Patent	12/380793	Jul-19-2006	8231115	Jul-31-2012	Jul-19-2026
Pullman	1316C-100095/BR/01	Very High Damping Body Mount, Subframe Mount Or Engine Mount With Bolt-Through Construction	Brazil	Pending	Patent	PI0714830.5	Jul-12-2007			Jul-12-2027
Pullman	1316C-100095/CN/01	Very High Damping Body Mount, Subframe Mount Or Engine Mount With Bolt-Through Construction	China	Granted	Patent	2007 80026967.5	Jul-12-2007	ZL200780026967.5	Nov-27-2013	Jul-12-2027
Pullman	1316C-100095/DE/01	Very High Damping Body Mount, Subframe Mount Or Engine Mount With Bolt-Through Construction	Germany	Granted	Patent	60 2007 035 680.6	Jul-12-2007	2047137	Mar-19-2014	Jul-12-2027
Pullman	1316C-100095/EP/01	Very High Damping Body Mount, Subframe Mount Or Engine Mount With Bolt-Through Construction	European Patent	Granted	Patent	07810369.4	Jul-12-2007	2047137	Mar-19-2014	Jul-12-2027
Pullman	1316C-100095/TH	Very High Damping Body Mount	Thailand	Pending	Patent	0701003546	Jul-16-2007			Jul-16-2027
Pullman	1316C-000100/US	End plated shear hub ISOLATOR	United States	Granted	Patent	12/043498	Mar-06-2008	8066266	Nov-29-2011	Mar-06-2028
Pullman	1316C- 000101/US/COC	External Shear Hub Isolator	United States	Granted	Patent	13/682799	Nov-21-2012	8646761	Feb-11-2014	Mar-10-2028
Pullman	1316C- 000101/US/CPA	External Shear Hub Isolator	United States	Granted	Patent	12/369024	Feb-11-2009	8376331	Feb-19-2013	Mar-10-2028
Pullman	1316C-100101/BR/02	External Shear Hub Isolator	Brazil	Pending	Patent	PI0909309.5	Mar-10-2009			Mar-10-2029
Pullman	1316C-100101/CN/02	External Shear Hub Isolator	China	Granted	Patent	200980108381.2	Mar-10-2009	200980108381-2	Dec-12-2012	Mar-10-2029
Pullman	1316C-100101/DE/02	External Shear Hub Isolator	Germany	Granted	Patent	11 2009 000 528.4	Mar-10-2009	1120090005284	Feb-23-2017	Mar-10-2029

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
Pullman	1316C-100101/JP/02	External Shear Hub Isolator	Japan	Granted	Patent	2010-550812	Mar-10-2009	5417348	Nov-22-2013	Mar-10-2029
Pullman	1316C-100101/KR/02	External Shear Hub Isolator	South Korea	Granted	Patent	2010-7020847	Mar-10-2009	2010-7020847	Jun-17-2016	Mar-10-2029
Pullman	1316C-100101/KR/03	External Shear Hub Isolator	South Korea	Pending	Patent	10-2015-7016762	Sep-17-2010			Mar-10-2029
Pullman	1316C-000103/US	Curled Bushing with Torsional Slip Feature	United States	Granted	Patent	12/061798	Apr-03-2008	8037573	Oct-18-2011	Apr-03-2028
Pullman	1316C-100103/BR/01	Curled Bushing with Torsional Slip Feature	Brazil	Pending	Patent	PI0911275.8	Apr-01-2009			Apr-01-2029
Pullman	1316C-100103/CN/01	Curled Bushing with Torsional Slip Feature	China	Granted	Patent	200980112301.0	Apr-01-2009	ZL200980112301.0	Apr-30-2014	Apr-01-2029
Pullman	1316C-100103/EP/01	Curled Bushing with Torsional Slip Feature	European Patent	Pending	Patent	09727207.4	Apr-01-2009			Apr-01-2029
Pullman	1316C-100103/KR/01	Curled Bushing with Torsional Slip Feature	South Korea	Granted	Patent	10-2010-7024624	Apr-01-2009	101538422	Jul-15-2015	Apr-01-2029
Pullman	1316C-000105/US	Vehicle Stabilizer Assembly with Elastomer Articulation (Heavy Truck Sway-bar)	United States	Granted	Patent	12/619792	Nov-17-2009	7883097	Feb-08-2011	Nov-17-2029
Pullman	1316C-000108/US	2816 Tracked Vehicle backer Pad & Test method	United States	Granted	Patent	12/849915	Aug-04-2010	8347702	Jan-08-2013	Aug-04-2030
Pullman	1316C-000110/US	COMPACT COULOMB DAMPER	United States	Granted	Patent	13/050032	Mar-17-2011	8794585	Aug-05-2014	Mar-17-2031
Pullman	1316C- 000110/US/CPB	COMPACT COULOMB DAMPER	United States	Granted	Patent	13/209613	Aug-15-2011	8794586	Aug-05-2014	Mar-17-2031
Pullman	1316C-100110/BR/01	COMPACT COULOMB DAMPER	Brazil	Pending	Patent	112013005050.0	Jul-11-2011			Jul-11-2031
Pullman	1316C-100110/CN/01	COMPACT COULOMB DAMPER	China	Granted	Patent	2011 80032879.2	Jul-11-2011	ZL201180032879.2	Aug-19-2015	Jul-11-2031
Pullman	1316C-100110/TH/01	COMPACT COULOMB DAMPER	Thailand	Pending	Patent	1301000954	Jul-11-2011			Jul-11-2031
Pullman	1316C-100110-DE-01	COMPACT COULOMB DAMPER	Germany	Pending	Patent	11 2011 102983.7	Jul-11-2011			Jul-11-2031
Pullman	1316C-000114/US	Isolator having Push & Turn Mounting	United States	Granted	Patent	13/008978	Jan-19-2011	8608117	Dec-17-2013	Jan-19-2031
Pullman	1316C-100114/BR/01	Push & Turn Mounting	Brazil	Pending	Patent	112013016463.8	Dec-15-2011			Dec-15-2031
Pullman	1316C-100114/CN/01	Push & Turn Mounting	China	Granted	Patent	2011 80059618.X	Dec-15-2011	ZL201180059618X	Sep-16-2015	Dec-15-2031
Pullman	1316C-100114/DE/01	Push & Turn Mounting	Germany	Granted	Patent	11 2011 104 740.1	Dec-15-2011	1120117047401	Oct-06-2016	Dec-15-2031
Pullman	1316C-100114/JP/01	Push & Turn Mounting	Japan	Granted	Patent	2013-550470	Dec-15-2011	6012631	Sep-30-2016	Dec-15-2031
Pullman	1316C-100114/MX/01	Push & Turn Mounting	Mexico	Granted	Patent	MX/a/2013/005558	Dec-15-2011			Dec-15-2031
Pullman	1316C-100114/TH/01	Push & Turn Mounting	Thailand	Pending	Patent	1301003940	Dec-15-2011			Dec-15-2031
Pullman	1316C-000115/US	Isolator Having Socket Mounting	United States	Granted	Patent	13/008998	Jan-19-2011	8366069	Feb-05-2013	Jan-19-2031
Pullman	1316C-100115/BR/01	Isolator Having Socket Mounting	Brazil	Pending	Patent	112013016521.9	Dec-15-2011			Dec-15-2031
Pullman	1316C-100115/CN/01	Isolator Having Socket Mounting	China	Granted	Patent	PCT/US2011/065103	Dec-15-2011	ZL2011800596550	Sep-30-2015	Dec-15-2031
Pullman	1316C-100115/DE/01	Isolator Having Socket Mounting	Germany	Granted	Patent	PCT/US2011/065103	Dec-15-2011	112011047428	Nov-03-2016	Dec-15-2031
Pullman	1316C-100115/TH/01	Isolator Having Socket Mounting	Thailand	Pending	Patent	PCT/US2011/065103	Dec-15-2011			Dec-15-2031
Pullman	1316C-000116/US	Cab Suspension with Stabilizer Bar	United States	Granted	Patent	13/899900	May-22-2013	9283993	Mar-15-2016	May-22-2033
Pullman	1316C-000117/US	Axially damped mount with bolt through construction and de-coupler	United States	Granted	Patent	14/028606	Sep-17-2013	9097310	Aug-04-2015	Sep-17-2033

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
Pullman	1316C- 000117/US/COC	Axially damped mount with bolt through construction and de-coupler	United States	Granted	Patent	15/239,415	Aug-17-2016	9,850,977	Dec-26-2017	Sep-17-2033
Pullman	1316C- 000117/US/DVB	Bolt Through Hydraulic Mount with and without a Decoupler	United States	Granted	Patent	14/754740	Jun-30-2015	9441704	Sep-13-2016	Sep-17-2033
Pullman	1316C-100117/BR/01	Axially damped mount with bolt through construction and de-coupler	Brazil	Pending	Patent	112015005012.3	Sep-18-2013			Sep-18-2033
Pullman	1316C-100117/CN/01	Bolt Through Hydraulic Mount with and without a Decoupler	China	Granted	Patent	201380046735.1	Sep-18-2013	ZL201380046735.1	Jul-14-2017	Sep-18-2033
Pullman	1316C-100117/DE/01	Bolt Through Hydraulic Mount with and without a Decoupler	Germany	Pending	Patent	112013004566.4	Sep-18-2013			Sep-18-2033
Pullman	1316C-100117/JP/01	Bolt Through Hydraulic Mount With And Without A Decoupler	Japan	Pending	Patent	2015532161	Sep-18-2013			Sep-18-2033
Pullman	1316C-100117/KR/01	Axially damped mount with bolt through construction and de-coupler	South Korea	Pending	Patent	1020157005705	Sep-18-2013			Sep-18-2033
Pullman	1316C-100117/TH/01	Axially damped mount with bolt through construction and de-coupler	Thailand	Pending	Patent	1501001479	Sep-18-2013			Sep-18-2033
Pullman	1316C-000118/US	2829 Thin Wall Mixed Material Torque Rod	United States	Granted	Patent	13/678933	Nov-16-2012	8777245	Jul-15-2014	Nov-16-2032
Pullman	1316C-100119/CN/01	Elastomeric Bushing Assembly With Interchangeable Bar Pin	China	Pending	Patent	201480015662-4	Feb-28-2014			Feb-28-2034
Pullman	1316C-000120/US	Improved Hydroelastic Fluids	United States	Granted	Patent	14/021164	Sep-09-2013	9133903	Sep-15-2015	Sep-09-2033
Pullman	1316C-000121/US	Suspended Ring Bumper	United States	Granted	Patent	14/190547	Feb-26-2014	9068620	Jun-30-2015	Feb-26-2034
Pullman	1316C-000123/US	Tuned Vibration Absorber	United States	Granted	Patent	14/282519	May-20-2014	9297435	Mar-29-2016	May-20-2034
Pullman	1316C-000125/US	Socket Isolator Mounting Apparatus	United States	Granted	Patent	14/678377	Apr-03-2015	9650939	May-16-2017	Apr-03-2035
Pullman	1316C- 000125/US/COB	Socket Isolator Mounting	United States	Granted	Patent	15/481765	Apr-07-2017	10030569	Jul-24-2018	Apr-09-2035
Pullman	1316C-100125/CN/01	Clamp-on Isolator Bracket	China	Pending	Patent	PCT/IB2016/053287	Jun-03-2016			Jun-03-2036
Pullman	1316C-100125/DE/01	Clamp-on Isolator Bracket	Germany	Pending	Patent	PCT/IB2016/053287	Jun-03-2016			Jun-03-2036
Pullman	1316C-000126/US	Rubber Lockout Stopper	United States	Granted	Patent	15/261185	Sep-09-2016	9976620	May-22-2018	Nov-22-2036
Pullman	1316C-100126/CN	Rubber Lockout Stopper	China	Pending	Patent	201610874011.1	Sep-30-2016			Sep-30-2036
Pullman	1316C-100126/DE	Rubber Lockout Stopper	Germany	Pending	Patent	102016118625.2	Sep-30-2016			Sep-30-2036
Pullman	1316C-100126-CN	Rubber Lockout Stopper	China	Pending	Patent	201610874011.1	Sep-30-2016			Sep-30-2036
Pullman	1316C-000127/US	Micro Shear-hub Isolator	United States	Granted	Patent	15/091210	Apr-05-2016	9845720	Dec-19-2017	Apr-05-2036
Pullman	1316C- 000127/WO/POA	Micro Shear-hub Isolator	WO	Pending	Patent	PCT/US2016/036876	Jun-10-2016			Feb-11-2019
Pullman	1316C-100127/DE-01	Micro Shear-hub Isolator	Germany	Pending	Patent	PCT/US2016/036876	Jun-10-2016			Jun-10-2036
Pullman	1316C-100127/IN/01	Micro Shear-hub Isolator	India	Pending	Patent		Jun-10-2016			Jun-10-2036
Pullman	1316C-100127/KR/01	Micro Shear-hub Isolator	South Korea	Pending	Patent	1020187002540	Jan-25-2018			Jan-25-2038
Pullman	1316C-100127-CN-01	Micro Shear-hub Isolator	China	Pending	Patent	PCT/US2016/036876	Jun-10-2016			Jun-10-2036
Pullman	1316C-000128/US	Top Mount Integral Anti-Vibration	United States	Pending	Patent	15/615174	Jun-06-2017			Jun-06-2037
Pullman	1316C-100128/CN	Top Mount Assembly with Bushing Having Integral Anti-Vibration Feature	China	Pending	Patent	201710545862.6	Jul-06-2017			Jul-06-2037
Pullman	1316C-100128/DE	Top Mount Assembly with Bushing Having Integral Anti-Vibration Feature	Germany	Pending	Patent	102017114527.3	Jun-29-2017			Jun-29-2037
Pullman	1316C-000129-US	Vertical Hanger Isolator Assembly	United States	Pending	Patent	15/181764	Jun-14-2016			Jun-14-2036
Pullman	1316C-100129/DE	Vertical Hanger Isolator Assembly	Germany	Pending	Patent	102016110978.9	Jun-15-2016			Jun-15-2036
Pullman	1316C-000130/US	Elastomer Formulation Using a Combination of Polymers to Create Ozone Resistance without Addition of Wax	United States	Pending	Patent	15/666948	Aug-02-2017			Aug-02-2037
Pullman	1316C-100130/CN	A Method of Making a Rubber Composition and a Shaped Article Formed	China	Pending	Patent	201710770310.5	Aug-31-2017			Aug-31-2037

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
Pullman	1316C-100130/DE	Elastomer Formulation Using a Combination of Polymers to Create Ozone Resistance without Addition of Wax	Germany	Pending	Patent	102017119673.0	Aug-28-2017			Aug-28-2037
Pullman	1316C-000131-US	Vehicle Suspension Bushing Assembly and Method of Assembling The Same	United States	Pending	Patent	15/480873	Apr-06-2017			Apr-06-2037
Pullman	1316C-000132/US	Hydraulic Body Mount	United States	Pending	Patent	15/667941	Aug-03-2017			Aug-03-2037
Pullman	1316C- 000132/US/CPA	Hydraulic Body Mount With Compressible Bumper	United States	Pending	Patent	15/896648	Feb-14-2018			Aug-03-2037
Pullman	1316C-000132-WO- POB	Hydraulic Body Mount	WO	Pending	Patent	PCT/US2018/043813	Jul-26-2018			Feb-03-2021
Pullman	1316C-000133-US	EXHAUST SYSTEM ISOLATOR MOUNT WITH ANTI- ROTATION FEATURE	United States	Pending	Patent	16/103154	Aug-14-2018			Aug-14-2038
Pullman	2001P-101697/CN/01	Leaf Spring Bracket	China	Granted	Patent	201280027885.3	May-10-2012	ZL2012800278853	Aug-24-2016	May-10-2032
Pullman	2001P-101697/CN/02	A System for Mounting A Catalytic Converter of an Exhaust System	China	Pending	Patent	201610585608.4	May-10-2012			May-10-2032
Pullman	2001P-101697/DE/01	Leaf Spring Bracket	Germany	Pending	Patent	11 2012 002 385.4	May-10-2012			May-10-2032
Pullman	2001P-101697/IN/01	Leaf Spring Bracket	India	Pending	Patent	6/DELNP/2014	May-10-2012			May-10-2032
Pullman	2001P-101697/JP/01	Leaf Spring Bracket	Japan	Pending	Patent	2014-514464	May-10-2012			May-10-2032
Pullman	2001P-101697/KR/01	Leaf Spring Bracket	South Korea	Pending	Patent	10-2014-7000244	May-10-2012			May-10-2032
Pullman	2001P-101697/TH/01	Leaf Spring Bracket	Thailand	Pending	Patent	1301006904	May-10-2012			May-10-2032
TAOC	01259-0004/US	Passive NOx Adsorber	United States	Pending	Patent	15/848390	Dec-20-2017			Dec-20-2037
TAOC	01259-0006/US	SYSTEM FOR REMOVING WATER AND PARTICULATES FROM ENGINE EXHAUST	United States	Pending	Patent	15/893313	Feb-09-2018			Feb-09-2038
TAOC	065730-00012/US	Impact Reinforced Composite Spring Seat for a Shock Absorber	United States	Granted	Patent	15/006363	Jan-26-2016	9849746	Dec-26-2017	Jan-26-2036
TAOC	065730-00013-CN	Impact Reinforced Composite Spring Seat for a Shock Absorber	China	Pending	Patent	PCT/US2016/014851	Jan-26-2016			Jan-26-2036
TAOC	065730-00013-DE	Impact Reinforced Composite Spring Seat for a Shock Absorber	Germany	Pending	Patent	PCT/US2016/014851	Jan-26-2016			Jan-26-2036
TAOC	065730-00009/US	SHOCK ABSORBERS HAVING A COMPOSITE BASE ASSEMBLY WITH AXIAL FLEXIBILITY COMPENSATION	United States	Granted	Patent	14/952047	Nov-25-2015	10,006516	Jun-26-2018	Dec-25-2035
TAOC	065730-00020-CN	SHOCK ABSORBERS HAVING A COMPOSITE BASE ASSEMBLY WITH AXIAL FLEXIBILITY COMPENSATION	China	Pending	Patent	14/952047	Nov-25-2015			Nov-25-2035
TAOC	065730-00021	SHOCK ABSORBERS HAVING A COMPOSITE BASE ASSEMBLY WITH AXIAL FLEXIBILITY COMPENSATION	Germany	Pending	Patent	112015005306.9	Nov-25-2015			Nov-25-2035
TAOC	065730-00008/US	Shock Absorbers having a Composite Base Assembly with an Over-Molded Closure Insert	United States	Granted	Patent	14/952058	Nov-25-2015	9718322	Aug-01-2017	Nov-25-2035
TAOC	065730-00018	Shock Absorbers having a Composite Base Assembly with an Over-Molded Closure Insert	China	Pending	Patent	201580064386.5	Nov-25-2015			Nov-25-2035
TAOC	065730-00019	Shock Absorbers having a Composite Base Assembly with an Over-Molded Closure Insert	Germany	Pending	Patent	112015005299.2	Nov-25-2015			Nov-25-2035
TAOC	065730-00014/US	Secondary Dampening Assembly for Shock Absorber	United States	Granted	Patent	15/014625	Feb-03-2016	9605726	Mar-28-2017	Feb-03-2036
TAOC	065730-00022	Secondary Dampening Assembly for Shock Absorber	Germany	Pending	Patent	112016000579.2	Feb-03-2016			Feb-03-2036
TAOC	065730-00023	Secondary Dampening Assembly for Shock Absorber	China	Pending	Patent	201680007419.7	Feb-03-2016			Feb-03-2036

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	065730-00016/US	Secondary Dampening Assembly for Shock Absorber	United States	Granted	Patent	15/017056	Feb-05-2016	9822837	Nov-21-2017	Feb-05-2036
TAOC	065730-00024	Secondary Dampening Assembly for Shock Absorber	China	Pending	Patent	201680012973.4	Feb-05-2016			Feb-05-2036
TAOC	065730-00025	Secondary Dampening Assembly for Shock Absorber	Germany	Pending	Patent	112016000630.6	Feb-05-2016			Feb-05-2036
TAOC	1316C-000101/US	External Shear Hub Isolator	United States	Granted	Patent	12/045139	Mar-10-2008	8152146	Apr-10-2012	Mar-10-2028
TAOC	1316C-100110/JP/02	COMPACT COULOMB DAMPER	Japan	Pending	Patent	2014166832	Jul-11-2011			Jul-11-2031
TAOC	1316C-100110/KR/01	COMPACT COULOMB DAMPER	South Korea	Pending	Patent	10-2013-7008494	Jul-11-2011			Jul-11-2031
TAOC	1316C-100110-DE-02	COMPACT COULOMB DAMPER	Germany	Pending	Patent	11-2011-106-143.9	Nov-03-2017			Jul-11-2031
TAOC	1316C-000111/US	Through Hole Apex WITH Mold integrated seal & cushion	United States	Granted	Patent	13/021797	Feb-07-2011	8453787	Jun-04-2013	Feb-07-2031
TAOC	1316C-100111/BR/01	Through Hole Apex WITH Mold integrated seal & cushion	Brazil	Pending	Patent	112013020043.0	Jan-18-2012			Jan-18-2032
TAOC	1316C-100111/CN/01	Through Hole Apex WITH Mold integrated seal & cushion	China	Granted	Patent	2012 80007929.6	Jan-18-2012	ZL201280007929.6	Sep-16-2015	Jan-18-2032
TAOC	1316C-100111/DE/01	Through Hole Apex WITH Mold integrated seal & cushion	Germany	Pending	Patent	11 2012 000 705.0	Jan-18-2012			Jan-18-2032
TAOC	1316C-100111/IN/01	Through Hole Apex WITH Mold integrated seal & cushion	India	Pending	Patent	6348/DELNP/2013	Jan-18-2012			Jan-18-2032
TAOC	1316C-100111/JP/01	Through Hole Apex WITH Mold integrated seal & cushion	Japan	Granted	Patent	2013-553447	Jan-18-2012	5972289	Jul-22-2016	Jan-18-2032
TAOC	1316C-100111/KR/01	Through Hole Apex WITH Mold integrated seal & cushion	South Korea	Pending	Patent	10-2013-7019986	Jan-18-2012			Jan-18-2032
TAOC	1316C-100111/TH/01	Through Hole Apex WITH Mold integrated seal & cushion	Thailand	Pending	Patent	1301004349	Jan-18-2012			Jan-18-2032
TAOC	1316C-000112/US	Elastomeric Bushing with Multi-Piece Bar Pin	United States	Granted	Patent	12/911812	Oct-26-2010	8226100	Jul-24-2012	Oct-26-2030
TAOC	1316C-100112/MX/01	Elastomeric Bushing with Multi-Piece Bar Pin	Mexico	Granted	Patent	MX/a/2013/002284	Aug-22-2011	331767	Jul-21-2015	Aug-22-2031
TAOC	1316C-100112/TH/01	Elastomeric Bushing with Multi-Piece Bar Pin	Thailand	Pending	Patent	1301002157	Aug-22-2011			Aug-22-2031
TAOC	1316C-000113/US	Hybrid Cross Axis Ball Joint Bushing ( contact Jim Lewis before spending further prosecution funds)	United States	Granted	Patent	13/114149	May-24-2011	8616773	Dec-31-2013	May-24-2031
TAOC	1316C-100113/JP/01	Hybrid Cross Axis Ball Joint Bushing	Japan	Granted	Patent	2013-534905	Aug-22-2011	5693739	Feb-13-2015	Aug-22-2031
TAOC	1316C-100113/KR/01	Hybrid Cross Axis Ball Joint Bushing	South Korea	Pending	Patent	10-2013-7006980	Aug-22-2011			Aug-22-2031
TAOC	1316C-100113/MX/01	Hybrid Cross Axis Ball Joint Bushing	Mexico	Granted	Patent	MX/a/2013/002285	Aug-22-2011	331574	Jul-14-2015	Aug-22-2031
TAOC	1316C-100131-CN	Controlled torque bushing with pre-load washer	China	Pending	Patent	201810284816X	Apr-02-2018			Apr-02-2038
TAOC	1316C-100131-DE	Controlled torque bushing with pre-load washer	Germany	Pending	Patent	102018105175.1	Mar-07-2018			Mar-07-2038
TAOC	1316E-000002/US	SYSTEM & METHOD FOR REDUCING NOx IN COMBUSTION EXHAUST STREAMS	United States	Granted	Patent	10/298981	Nov-18-2002	6865881	Mar-15-2005	Nov-18-2022
TAOC	1316E-000003/US	METHODS & APPARATUS FOR INJECTING ATOMIZED FLUID	United States	Granted	Patent	11/112039	Apr-22-2005	7467749	Dec-23-2008	Apr-22-2025
TAOC	1316E- 000003/US/CPD	METHODS & APPARATUS FOR INJECTING ATOMIZED FLUID	United States	Granted	Patent	12/275539	Nov-21-2008	8047452	Nov-01-2011	Nov-21-2028
TAOC	1316E- 100003/EP/01/DE	METHODS & APPARATUS FOR INJECTING ATOMIZED FLUID	Germany	Granted	Patent	05 741 327.0	Apr-25-2005	1751407	Jan-04-2012	Apr-25-2025

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316E-100003/JP/05	METHODS & APPARATUS FOR INJECTING ATOMIZED FLUID	Japan	Granted	Patent	2011-537448	Sep-30-2009	5728387	Apr-10-2015	Sep-30-2029
TAOC	1316E-000004/US/01	Methods And Apparatus For Injecting Atomized Fluid at a Low Flow Rate	United States	Granted	Patent	11/754872	May-29-2007	7861520	Jan-04-2011	May-29-2027
TAOC	1316E-100004/CN/01	Methods And Apparatus For Injecting Atomized Fluid at a Low Flow Rate	China	Granted	Patent	2007 80019816.7	May-29-2007	ZL2007 800198167	May-04-2011	May-29-2027
TAOC	1316E-100004/EP/01	Methods And Apparatus For Injecting Atomized Fluid at a Low Flow Rate	European Patent	Granted	Patent	07 777 292.9	May-29-2007	2032809	Aug-21-2013	May-29-2027
TAOC	1316E-100004/EP/03	Methods And Apparatus For Injecting Atomized Fluid at a Low Flow Rate	European Patent	Granted	Patent	13004119.7	May-29-2007	2700792	Nov-16-2016	May-29-2027
TAOC	1316E-100004/EP/03- DE	Methods And Apparatus For Injecting Atomized Fluid at a Low Flow Rate	Germany	Granted	Patent	13004119.7	May-29-2007	2700792	Nov-16-2016	May-29-2027
TAOC	1316E-100004/IN/01	Methods And Apparatus For Injecting Atomized Fluid at a Low Flow Rate	India	Granted	Patent	6308/CHENP/2008	May-29-2007	273696	Jun-23-2016	May-29-2027
TAOC	1316E-100004/JP/01	Methods And Apparatus For Injecting Atomized Fluid at a Low Flow Rate	Japan	Granted	Patent	2009-513217	May-29-2007	5161207	Dec-21-2012	May-29-2027
TAOC	1316E-100004/KR/01	Methods And Apparatus For Injecting Atomized Fluid at a Low Flow Rate	South Korea	Granted	Patent	10-2008-028862	May-29-2007	101460967	Nov-06-2014	May-29-2027
TAOC	1316E-000005/US/01	Dual Injector System for Diesel Emissions Control	United States	Granted	Patent	11/870012	Oct-10-2007	8109077	Feb-07-2012	Oct-10-2027
TAOC	1316E-100005/CN/01	Dual Injector System for Diesel Emissions Control	China	Granted	Patent	2007 80038145.9	Oct-11-2007	2007800381459	Mar-06-2013	Oct-11-2027
TAOC	1316E-100005/IN/01	Dual Injector System for Diesel Emissions Control	India	Pending	Patent	1944/CHENP/2009	Oct-11-2007			Oct-11-2027
TAOC	1316E-100005/KR/01	Dual Injector System for Diesel Emissions Control	South Korea	Granted	Patent	10-2009-7007509	Oct-11-2007	101399049	May-19-2014	Oct-11-2027
TAOC	1316E-100005/TH/01	Dual Injector System for Diesel Emissions Control	Thailand	Pending	Patent	0701005136	Oct-10-2007			Oct-10-2027
TAOC	1316E-000007/US/01	Pressure Swirl Flow Injector With Reduced Flow Variability And Return Flow	United States	Granted	Patent	13/023870	Feb-09-2011	8998114	Apr-07-2015	Feb-09-2031
TAOC	1316E- 000007/US/CPB	Gen 3 Injector	United States	Granted	Patent	13/164976	Jun-21-2011	8740113	Jun-03-2014	Feb-09-2031
TAOC	1316E- 000007/US/CPC	Gen 3 Injector (Flux Bridge)	United States	Granted	Patent	13/220980	Aug-30-2011	8973895	Mar-10-2015	Feb-09-2031
TAOC	1316E- 000007/US/CPF	Gen 3 Injector	United States	Granted	Patent	14/641820	Mar-09-2015	9683472	Jun-20-2017	Feb-09-2031
TAOC	1316E-100007/CN/01	Gen 3 Injector	China	Granted	Patent	PCT/US2011/024208	Feb-09-2011	ZL201180018411.8	Mar-18-2015	Feb-09-2031
TAOC	1316E-100007/CN/02	Gen 3 Injector	China	Pending	Patent	201510076022.0	Feb-09-2011			Feb-09-2031
TAOC	1316E-100007/CN/04	Gen 3 Injector	China	Granted	Patent	201280022018.0	Jun-05-2012	201280022018-0	Feb-15-2017	Jun-05-2032
TAOC	1316E-100007/CN/05	Gen 3 Injector	China	Granted	Patent	201280042283.5	Aug-28-2012	201280042283-5	Aug-17-2016	Aug-28-2032
TAOC	1316E-100007/DE/01	Gen 3 Injector	Germany	Pending	Patent	PCT/US2011/024208	Feb-09-2011			Feb-09-2031
TAOC	1316E-100007/DE/04	Gen 3 Injector	Germany	Pending	Patent	11 2012 002 573.3	Jun-05-2012			Jun-05-2032
TAOC	1316E-100007/DE/05	Gen 3 Injector	Germany	Pending	Patent	11 2012 003 626.3	Aug-28-2012			Aug-28-2032
TAOC	1316E-100007/IN/01	Gen 3 Injector	India	Pending	Patent	PCT/US2011/024208	Feb-09-2011			Feb-09-2031
TAOC	1316E-100007/IN/04	Gen 3 Injector	India	Pending	Patent	8373/DELNP/2013	Jun-05-2012			Jun-05-2032

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316E-100007/IN/05	Gen 3 Injector	India	Pending	Patent	963/DELNP/2014	Aug-28-2012			Aug-28-2032
TAOC	1316E-100007/JP/01	Gen 3 Injector	Japan	Granted	Patent	PCT/US2011/024208	Feb-09-2011	5748781	May-22-2015	Feb-09-2031
TAOC	1316E-100007/JP/04	Gen 3 Injector	Japan	Granted	Patent	2014-516985	Jun-05-2012	6097746	Feb-24-2017	Jun-05-2032
TAOC	1316E-100007/JP/05	Gen 3 Injector	Japan	Pending	Patent	2014-528507	Aug-28-2012			Aug-28-2032
TAOC	1316E-100007/KR/01	Gen 3 Injector	South Korea	Granted	Patent	1020127023283	Feb-09-2011	101767284	Aug-04-2017	Feb-09-2031
TAOC	1316E-100007/KR/04	Gen 3 Injector	South Korea	Pending	Patent	10-2013-7033892	Jun-05-2012			Jun-05-2032
TAOC	1316E-100007/KR/05	Gen 3 Injector	South Korea	Pending	Patent	10-2014-7008019	Aug-28-2012			Aug-28-2032
TAOC	1316E-100007/TH/01	Gen 3 Injector	Thailand	Pending	Patent	PCT/US2011/024208	Feb-09-2011			Feb-09-2031
TAOC	1316E-100007/TH/04	Gen 3 Injector	Thailand	Pending	Patent	1301007148	Jun-05-2012			Jun-05-2032
TAOC	1316E-100007/TH/05	Gen 3 Injector	Thailand	Pending	Patent	1401000999	Aug-28-2012			Aug-28-2032
TAOC	1316E-000008-US	Reagent Injector With Flux Bridge	United States	Pending	Patent	16/106891	Aug-21-2018			Aug-21-2038
TAOC	1316N-001606/US	DAMPER WITH EXTERNALLY MOUNTED SEMI- ACTIVE SYSTEM	United States	Granted	Patent	09/318301	May-25-1999	6321888	Nov-27-2001	May-25-2019
TAOC	1316N-001631/US	STROKE DEPENDENT DAMPING	United States	Granted	Patent	09/168034	Oct-07-1998	6352145	Mar-05-2002	Oct-07-2018
TAOC	1316N- 001632/US/CPA	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	United States	Granted	Patent	09/443236	Nov-18-1999	6290035	Sep-18-2001	Nov-18-2019
TAOC	1316I-101633/BR/01	SOLENOID ACTUATED CONTINUOUSLY VARIABLE SERVO VALVE FOR ADJUSTING DAMPING IN SHOCK ABSORBERS AND STRUTS	Brazil	Granted	Patent	PI 0417400.3	Oct-07-2004	PI04174003	May-10-2016	May-10-2026
TAOC	1316I-101633/CN/01	SOLENOID ACTUATED CONTINUOUSLY VARIABLE SERVO VALVE FOR ADJUSTING DAMPING IN SHOCK ABSORBERS AND STRUTS	China	Granted	Patent	2004-80036379.6	Oct-07-2004	ZL200480036379.6	Apr-08-2009	Oct-07-2024
TAOC	1316I-101633/DE/01	SOLENOID ACTUATED CONTINUOUSLY VARIABLE SERVO VALVE FOR ADJUSTING DAMPING IN SHOCK ABSORBERS AND STRUTS	Germany	Granted	Patent	11 2004 002 411.0	Oct-07-2004	1120040024110	Jan-21-2016	Oct-07-2024
TAOC	1316I-101633/IN/01	SOLENOID ACTUATED CONTINUOUSLY VARIABLE SERVO VALVE FOR ADJUSTING DAMPING IN SHOCK ABSORBERS AND STRUTS	India	Granted	Patent	3189/DELNP/2006	Oct-07-2004	254148	Sep-24-2012	Oct-07-2024
TAOC	1316N-001633/US	SOLENOID ACTUATED CONTINUOUSLY VARIABLE SERVO VALVE FOR ADJUSTING DAMPING IN SHOCK ABSORBERS AND STRUTS	United States	Granted	Patent	10/730560	Dec-08-2003	7438164	Oct-21-2008	Dec-08-2023
TAOC	1316I-101634/DE	Single Piece Piston	Germany	Granted	Patent	10035640.0	Jul-21-2000	10035640	Nov-16-2006	Jul-21-2020
TAOC	1316I-101634/JP	Single Piece Piston	Japan	Pending	Patent	2000-224707	Jul-26-2000			Jul-26-2020
TAOC	1316N-001634/US	Single Piece Piston	United States	Granted	Patent	09/360570	Jul-26-1999	6464053	Oct-15-2002	Jul-26-2019
TAOC	1316N-001636/US	Stroke Dependent Bypass	United States	Granted	Patent	09/306343	May-06-1999	6220409	Apr-24-2001	May-06-2019
TAOC	1316I-101637/JP	FULCRUM BLOW OFF VALVE FOR USE IN A SHOCK ABSORBER	Japan	Granted	Patent	2000163954	Jun-01-2000	3660857	Mar-25-2005	Jun-01-2020
TAOC	1316N-001637/US	FULCRUM BLOW OFF VALVE FOR USE IN A SHOCK ABSORBER	United States	Granted	Patent	09/328576	Jun-09-1999	6371264	Apr-16-2002	Jun-09-2019
TAOC	1316N-001639/US	FREQUENCY DEPENDANT DAMPER	United States	Granted	Patent	09/159722	Sep-24-1998	6148969	Nov-21-2000	Sep-24-2018
TAOC	1316N- 001639/US/CPA	FREQUENCY DEPENDANT DAMPER	United States	Granted	Patent	09/399537	Sep-20-1999	6382373	May-07-2002	Sep-24-2018
TAOC	1316N- 001639/US/CPB	FREQUENCY DEPENDANT DAMPER	United States	Granted	Patent	09/703012	Oct-31-2000	6364075	Apr-02-2002	Sep-24-2018
TAOC	1316N-001640/US	LINK ASSEMBLY FOR MOTOR VEHICLE SUSPENSION	United States	Granted	Patent	09/414115	Oct-08-1999	6354614	Mar-12-2002	Oct-08-2019

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316N-001641/US	AXLE SHAFT SPACER MEMBER	United States	Granted	Patent	09/415406	Oct-08-1999	6267197	Jul-31-2001	Oct-08-2019
TAOC	1316I-101643/DE/02	Air Pressure Proportional Damper	Germany	Granted	Patent	11 2004 002412.9	Sep-27-2004	1120040024129	Jul-10-2014	Sep-27-2024
TAOC	1316I-101643/IN/02	Air Pressure Proportional Damper	India	Granted	Patent	3257/DELNP/2006	Sep-27-2004	261646	Jul-04-2014	Sep-27-2024
TAOC	1316N-001643/US	Air Pressure Proportional Damper	United States	Granted	Patent	10/738341	Dec-17-2003	7252181	Aug-07-2007	Dec-17-2023
TAOC	1316N-001647/US	VARIABLE BLEED ORIFICE VALVING	United States	Granted	Patent	09/552125	Apr-19-2000	6672436	Jan-06-2004	Apr-19-2020
TAOC	1316N-001648/US	INDEPENDENTLY TUNABLE VARIABLE BLEED ORIFICE	United States	Granted	Patent	09/575900	May-22-2000	6460664	Oct-08-2002	May-22-2020
TAOC	1316N-001651/US	FLOATING PORT BLOCKER	United States	Granted	Patent	09/992316	Nov-19-2001	6644445	Nov-11-2003	Nov-19-2021
TAOC	1316I-101653/CN/01	Thermal Expansion Compensation Shock Absorber	China	Granted	Patent	2004/80028025.7	Sep-21-2004	ZL2004 80028025.7	Apr-08-2009	Sep-21-2024
TAOC	1316I-101653/EP/01	Thermal Expansion Compensation Shock Absorber	European Patent	Granted	Patent	04784599.5	Sep-21-2004	1664584	Jan-03-2018	Sep-21-2024
TAOC	1316I-101653/IN/01	Thermal Expansion Compensation Shock Absorber	India	Granted	Patent	1591/DELNP/2006	Sep-21-2004	261738	Jul-11-2014	Sep-21-2024
TAOC	1316N-001653/US	Thermal Expansion Compensation Shock Absorber	United States	Granted	Patent	10/671354	Sep-25-2003	7004293	Feb-28-2006	Sep-25-2023
TAOC	1316N-001654/US	Frequency Dependent Damper	United States	Granted	Patent	09/778455	Feb-07-2001	7070028	Jul-04-2006	Feb-07-2021
TAOC	1316I-101655/EP/DE	Air Spring Assembly On Shock Absorber with Combined Seal	Germany	Granted	Patent	02011389-0	May-24-2002	60241436-9	Nov-02-2011	May-24-2022
TAOC	1316N-001655/US	Air Spring Assembly On Shock Absorber with Combined Seal	United States	Granted	Patent	09/867297	May-29-2001	6443436	Sep-03-2002	May-29-2021
TAOC	1316N- 001656/US/DVB	Electronically Controlled Frequency Dependent Damping	United States	Granted	Patent	11/900606	Feb-10-2004	8210330	Jul-03-2012	Feb-10-2024
TAOC	1316I-101659/BR	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	Brazil	Granted	Patent	PI 0206325.5	Nov-19-2002	PI0206325.5	Dec-17-2013	Dec-17-2023
TAOC	1316I-101659/DE	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	Germany	Granted	Patent	602 08 619.1-08	Nov-19-2002	1312828	Jan-11-2006	Nov-19-2022
TAOC	1316I-101659/EP	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	European Patent	Granted	Patent	02025876-0	Nov-19-2002	1312828	Jan-11-2006	Nov-19-2022
TAOC	1316I-101659/EP/FR	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	France	Granted	Patent	02025876-0	Nov-19-2002	1312828	Jan-11-2006	Nov-19-2022
TAOC	1316N-001659/US	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	United States	Granted	Patent	09/992309	Nov-19-2001	6581733	Jun-24-2003	Nov-19-2021
TAOC	1316N- 001659/US/DVA	ACCELERATION SENSITIVE DAMPING FOR AUTOMOTIVE DAMPERS	United States	Granted	Patent	10/425127	Apr-28-2003	6793049	Sep-21-2004	Nov-19-2021
TAOC	1316I-101662/CN/01	Adjustable Damper with Valve Mounted In-Line	China	Granted	Patent	200480031042.6	Sep-10-2004	ZL200480031042.6	Feb-04-2009	Sep-10-2024
TAOC	1316N-001662/US	Adjustable Damper with Valve Mounted In-Line	United States	Granted	Patent	10/667555	Sep-22-2003	6959796	Nov-01-2005	Sep-22-2023
TAOC	1316I-101663/CN/01	AIR PRESSURE PORPORTIONAL DAMPER FOR SHOCK ABSORBER	China	Granted	Patent	2005 8000 4600.4	Jan-18-2005	ZL200580004600.4	Dec-10-2008	Jan-18-2025
TAOC	1316I-101669/EP/01	Stroke Dependent Bypass	European Patent	Granted	Patent	04782103.8	Aug-25-2004	1664578	Apr-27-2016	Aug-25-2024
TAOC	1316I-101669/EP/01- DE	Stroke Dependent Bypass	Germany	Granted	Patent	04782103.8	Aug-25-2004	6020040492035	Apr-27-2016	Aug-25-2024
TAOC	1316N-001669/US	Stroke Dependent Bypass	United States	Granted	Patent	10/666051	Sep-17-2003	6918473	Jul-19-2005	Sep-17-2023
TAOC	1316I-101675/DE	TWIN PISTON SHOCK ABSORBER	Germany	Granted	Patent	102004013881.8	Mar-20-2004	102004013881.8	Aug-26-2010	Mar-20-2024
TAOC	1316N-001675/US	TWIN PISTON SHOCK ABSORBER	United States	Granted	Patent	10/464192	Jun-18-2003	6776269	Aug-17-2004	Jun-18-2023
TAOC	1316I-101677/CN/01	Integrated Tagging System for an Electronic Shock Absorber	China	Granted	Patent	PCT/US2004/023403	Jul-20-2004	ZL2004 80030073.X	Oct-22-2008	Jul-20-2024
TAOC	1316I-101677/EP/01	Integrated Tagging System for an Electronic Shock Absorber	European Patent	Granted	Patent	04778756.9	Jul-20-2004	EP1664583 B1	Feb-16-2011	Jul-20-2024
TAOC	1316I- 101677/EP/01/DE	Integrated Tagging System for an Electronic Shock Absorber	Germany	Granted	Patent	04778756.9	Jul-20-2004	6020040314374	Feb-16-2011	Jul-20-2024

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316N-001677/US	Integrated Tagging System for an Electronic Shock Absorber	United States	Granted	Patent	10/662546	Sep-15-2003	6964325	Nov-15-2005	Sep-15-2023
TAOC	1316I-101680/IN/01	Extra Support Area for Valve Disc on Piston	India	Pending	Patent	1640/DELNP/2006	Sep-15-2004			Sep-15-2024
TAOC	1316I-101682/CN/01	Adjustable Damper with Control Valve, Mounted in an External Collar	China	Granted	Patent	200480030695.2	Jul-19-2004	ZL200480030695.2	Aug-05-2009	Jul-19-2024
TAOC	1316I-101682/EP/01	Adjustable Damper with Control Valve, Mounted in an External Collar	European Patent	Pending	Patent	04757120.3	Jul-19-2004			Jul-19-2024
TAOC	1316N-001682/US	Adjustable Damper with Control Valve, Mounted in an External Collar	United States	Granted	Patent	10/666196	Sep-17-2003	6978871	Dec-27-2005	Sep-17-2023
TAOC	1316I-101684/IN/01	BOOSTER TO ADAPT AIR SPRING PRESSURE FOR FDD SHOCK ABSORBER	India	Pending	Patent	1459/DELNP/2006	Sep-08-2004			Sep-08-2024
TAOC	1316I-101690/BR/01	Monotube Piston Valving System with Selective Bleed	Brazil	Granted	Patent	PI0414400.7	Aug-25-2004	PI04144007	Nov-21-2017	Nov-21-2027
TAOC	1316I-101690/CN/01	Monotube Piston Valving System with Selective Bleed	China	Granted	Patent	2004 80029842.4	Aug-25-2004	ZL2004800298424	May-12-2010	Aug-25-2024
TAOC	1316I-101690/CN/02	Monotube Piston Valving System with Selective Bleed	China	Granted	Patent	2008 10186691.3	Aug-25-2004	ZL2008101866913	Feb-09-2011	Aug-25-2024
TAOC	1316I-101690/DE/02	Monotube Piston Valving System with Selective Bleed	Germany	Granted	Patent	11161224.8	Aug-25-2004	2333373	Oct-28-2015	Aug-25-2024
TAOC	1316I-101690/DE/03	Monotube Piston Valving System with Selective Bleed	Germany	Granted	Patent	111612263	Aug-25-2004	602004046052-4	Oct-22-2014	Aug-25-2024
TAOC	1316I-101690/DE/04	Monotube Piston Valving System with Selective Bleed	Germany	Granted	Patent	11161229.7	Aug-25-2004	2360390	Aug-03-2016	Aug-25-2024
TAOC	1316I-101690/EP/01	Monotube Piston Valving System with Selective Bleed	European Patent	Granted	Patent	04782227.5	Aug-25-2004	1664579	Oct-03-2012	Aug-25-2024
TAOC	1316I-101690/EP/02	Monotube Piston Valving System with Selective Bleed	European Patent	Granted	Patent	11161224.8	Aug-25-2004	2333373	Oct-28-2015	Aug-25-2024
TAOC	1316I-101690/EP/03	Monotube Piston Valving System with Selective Bleed	European Patent	Granted	Patent	11161226.3	Aug-25-2004	2362114	Oct-22-2014	Aug-25-2024
TAOC	1316I-101690/EP/04	Monotube Piston Valving System with Selective Bleed	European Patent	Granted	Patent	11161229.7	Aug-25-2004	2360390	Aug-03-2016	Aug-25-2024
TAOC	1316I-101690/EP/DE	Monotube Piston Valving System with Selective Bleed	Germany	Granted	Patent	04782227.5	Aug-25-2004	6020040395692	Oct-03-2012	Aug-25-2024
TAOC	1316I-101690/IN/01	Monotube Piston Valving System with Selective Bleed	India	Granted	Patent	878/KOLNP/06	Aug-25-2004	258950	Feb-21-2014	Aug-25-2024
TAOC	1316I-101690/IN/02	Monotube Piston Valving System with Selective Bleed	India	Pending	Patent	3283/KOLNP/2011	Aug-25-2004			Aug-25-2024
TAOC	1316N-001690/US	Monotube Piston Valving System with Selective Bleed	United States	Granted	Patent	10/662544	Sep-15-2003	7070029	Jul-04-2006	Sep-15-2023
TAOC	1316I-101691/TH	NEW TOP CAP CRIMPING FOR AIR SPRING SUSPENSION	Thailand	Pending	Patent	0701006272	Dec-12-2007			Dec-12-2027
TAOC	1316I-101695/CN/01	Rod Guide and Seal System for Gas Filled Shock Absorbers	China	Granted	Patent	200580004808-6	Jan-26-2005	ZL200580004808-6	Dec-07-2011	Jan-26-2025
TAOC	1316I-101695/DE/01	Rod Guide and Seal System for Gas Filled Shock Absorbers	Germany	Granted	Patent	11 2005 000363.9	Jan-26-2005	1120050003639	Oct-22-2015	Jan-26-2025
TAOC	1316I-101695/JP/01	Rod Guide and Seal System for Gas Filled Shock Absorbers	Japan	Granted	Patent	2006-553141	Jan-26-2005	4890272	Dec-22-2011	Jan-26-2025
TAOC	1316N-001695/US	Rod Guide and Seal System for Gas Filled Shock Absorbers	United States	Granted	Patent	10/779592	Feb-13-2004	7011193	Mar-14-2006	Feb-13-2024
TAOC	1316I-101697/BR	SHOCK ABSORBER HAVING A HYDRAULIC STOP	Brazil	Pending	Patent	PI0503647.0	Sep-08-2005			Sep-08-2025
TAOC	1316I-101697/DE	SHOCK ABSORBER HAVING A HYDRAULIC STOP	Germany	Pending	Patent	10 2005 040 584.3	Aug-22-2005			Aug-22-2025

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316N-001697/US	SHOCK ABSORBER HAVING A HYDRAULIC STOP	United States	Granted	Patent	10/937838	Sep-09-2004	7032727	Apr-25-2006	Sep-09-2024
TAOC	1316N- 001697/US/DVA	SHOCK ABSORBER HAVING A HYDRAULIC STOP	United States	Granted	Patent	11/330277	Jan-11-2006	7156213	Jan-02-2007	Jan-11-2026
TAOC	1316I-101698/IN/01	STROKE DEPENDENT DAMPING	India	Pending	Patent	2478/DELNP/2007	Sep-23-2005			Sep-23-2025
TAOC	1316I-101698/KR/01	STROKE DEPENDENT DAMPING	South Korea	Granted	Patent	2007 7012019	Sep-23-2005	101204432	Nov-19-2012	Sep-23-2025
TAOC	1316I-101699/BR	AUTOMATIC ORIENTATION OF THE TOP MOUNT	Brazil	Pending	Patent	PI0504591.6	Sep-09-2005			Sep-09-2025
TAOC	1316I-101699/DE	AUTOMATIC ORIENTATION OF THE TOP MOUNT	Germany	Pending	Patent	10 2005 043191.7	Sep-09-2005			Sep-09-2025
TAOC	1316N-001699/US	AUTOMATIC ORIENTATION OF THE TOP MOUNT	United States	Granted	Patent	11/222343	Sep-08-2005	7314224	Jan-01-2008	Sep-08-2025
TAOC	1316I-101702/CN/01	AMPLITUDE CONTROLLED ORIFICE VALVING	China	Granted	Patent	2005 80035366.1	Oct-13-2005	ZL2005800353661	Jan-30-2013	Oct-13-2025
TAOC	1316I-101702/DE/01	AMPLITUDE CONTROLLED ORIFICE VALVING	Germany	Granted	Patent	11-2005 002 549.7	Oct-13-2005	112005002549.7	Mar-26-2015	Oct-13-2025
TAOC	1316I-101702/IN/01	AMPLITUDE CONTROLLED ORIFICE VALVING	India	Pending	Patent	2659/DELNP/2007	Oct-13-2005			Oct-13-2025
TAOC	1316N-001702/US	AMPLITUDE CONTROLLED ORIFICE VALVING (MAD)	United States	Granted	Patent	11/248102	Oct-14-2004	7216747	May-15-2007	Oct-14-2024
TAOC	1316I-101708/CN	FOUR PIECE PISTON FOR MTBO	China	Granted	Patent	2006 10138978.X	Jun-21-2006	2006 10138978X	Apr-18-2012	Jun-21-2026
TAOC	1316I-101708/DE	FOUR PIECE PISTON FOR MTBO	Germany	Pending	Patent	10 2006 028745.2	Jun-20-2006			Jun-20-2026
TAOC	1316I-101708/IN	FOUR PIECE PISTON FOR MTBO	India	Pending	Patent	1464/DEL/2006	Jun-21-2006			Jun-21-2026
TAOC	1316N-001708/US	FOUR PIECE PISTON FOR MTBO	United States	Granted	Patent	11/472261	Jun-21-2006	7703586	Apr-27-2010	Jun-21-2026
TAOC	1316I-101709/CN	SEMI-ACTIVE ANTI-ROLL SYSTEM	China	Granted	Patent	2006.10086446.6	Jun-21-2006	ZL2006100864466	Dec-15-2010	Jun-21-2026
TAOC	1316I-101709/DE	SEMI-ACTIVE ANTI-ROLL SYSTEM	Germany	Pending	Patent	10 2006 028511.5	Jun-21-2006			Jun-21-2026
TAOC	1316I-101709/IN	SEMI-ACTIVE ANTI-ROLL SYSTEM	India	Granted	Patent	1460/DEL/2006	Jun-20-2006	295070	Mar-27-2018	Jun-20-2026
TAOC	1316I-101709/JP/01	SEMI-ACTIVE ANTI-ROLL SYSTEM	Japan	Granted	Patent	2006-171060	Jun-21-2006	5106797	Oct-12-2012	Jun-21-2026
TAOC	1316N-001709/US	SEMI-ACTIVE ANTI-ROLL SYSTEM	United States	Granted	Patent	11/471311	Jun-20-2006	7751959	Jul-06-2010	Jun-20-2026
TAOC	1316I-101715/BR/01	Continuously Variable Semi Active Valve For Shock Absorbers	Brazil	Pending	Patent	PI0719780.2	Oct-10-2007			Oct-10-2027
TAOC	1316I-101715/CN/01	Continuously Variable Semi Active Valve For Shock Absorbers	China	Granted	Patent	2007 80038088.4	Oct-10-2007	ZL2007 800380884	May-30-2012	Oct-10-2027
TAOC	1316I-101715/CN/02	Continuously Variable Semi Active Valve For Shock Absorbers	China	Granted	Patent	2011 10201479.1	Oct-10-2007	2011102014791	Apr-09-2014	Oct-10-2027
TAOC	1316I-101715/DE/01	Continuously Variable Semi Active Valve For Shock Absorbers	Germany	Pending	Patent	11 2007 002377.5	Oct-10-2007			Oct-10-2027
TAOC	1316I-101715/IN/01	Continuously Variable Semi Active Valve For Shock Absorbers	India	Pending	Patent	01961/CHENP/2009	Oct-10-2007			Oct-10-2027
TAOC	1316I-101715/JP/01	Continuously Variable Semi Active Valve For Shock Absorbers	Japan	Pending	Patent	2009-532392	Oct-10-2007			Oct-10-2027
TAOC	1316I-101715/TH	Continuously Variable Semi Active Valve For Shock Absorbers	Thailand	Granted	Patent	0701005113	Oct-10-2007	46027	Sep-22-2015	Oct-10-2027
TAOC	1316N-001715/US	Continuously Variable Semi Active Valve For Shock Absorbers	United States	Granted	Patent	11/546501	Oct-11-2006	7743896	Jun-29-2010	Oct-11-2026
TAOC	1316I-101716/CN/01	SHOCK ABSORBER HAVING A CONTINUOUSLY VARIABLE VALVE WITH SOFT VALVING	China	Granted	Patent	2008 80011856.1	Apr-15-2008	ZL2008 80011856.1	Jan-09-2013	Apr-15-2028
TAOC	1316I-101716/CN/02	SHOCK ABSORBER HAVING A CONTINUOUSLY VARIABLE VALVE WITH SOFT VALVING	China	Granted	Patent	2012105130498	Apr-15-2008	ZL2012105130498	Jul-01-2015	Apr-15-2028
TAOC	1316I-101716/DE/01	SHOCK ABSORBER HAVING A CONTINUOUSLY VARIABLE VALVE WITH SOFT VALVING	Germany	Pending	Patent	1120080006660	Apr-15-2008			Apr-15-2028
TAOC	1316I-101716/IN/01	SHOCK ABSORBER HAVING A CONTINUOUSLY VARIABLE VALVE WITH SOFT VALVING	India	Pending	Patent	1697/MUMP/2009	Apr-15-2008			Apr-15-2028

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316I-101716/JP/03	SHOCK ABSORBER HAVING A CONTINUOUSLY VARIABLE VALVE WITH SOFT VALVING	Japan	Pending	Patent	2014243996	Apr-15-2008			Apr-15-2028
TAOC	1316I-101716/JP/04	SHOCK ABSORBER HAVING A CONTINUOUSLY VARIABLE VALVE WITH SOFT VALVING	Japan	Granted	Patent	2014244002	Apr-15-2008	6174000	Jul-14-2017	Apr-15-2028
TAOC	1316N-001716/US	SHOCK ABSORBER HAVING A CONTINUOUSLY VARIABLE VALVE WITH SOFT VALVING	United States	Granted	Patent	11/787452	Apr-16-2007	7926632	Apr-19-2011	Apr-16-2027
TAOC	1316N- 001716/US/COB	SHOCK ABSORBER HAVING A CONTINUOUSLY VARIABLE VALVE WITH SOFT VALVING	United States	Granted	Patent	13/034050	Feb-24-2011	8256586	Sep-04-2012	Apr-16-2027
TAOC	1316N- 001716/US/COC	SHOCK ABSORBER HAVING A CONTINUOUSLY VARIABLE VALVE WITH SOFT VALVING	United States	Granted	Patent	13/477142	May-22-2012	8511444	Aug-20-2013	Apr-16-2027
TAOC	1316I-101717/CN/01	USE OF SHOCK ABSORBER DIRT SHIELD AS DYNAMIC VIBRATION DAMPER	China	Granted	Patent	2007 80052884.3	Oct-30-2007	ZL2007800528843	May-22-2013	Oct-30-2027
TAOC	1316I-101717/DE/01	USE OF SHOCK ABSORBER DIRT SHIELD AS DYNAMIC VIBRATION DAMPER	Germany	Granted	Patent	07839850.0	Oct-30-2007	6020070445906	Jan-13-2016	Oct-30-2027
TAOC	1316I-101717/EP/01	USE OF SHOCK ABSORBER DIRT SHIELD AS DYNAMIC VIBRATION DAMPER	European Patent	Granted	Patent	07839850.0	Oct-30-2007	2122193	Jan-13-2016	Oct-30-2027
TAOC	1316I-101717/IN/01	USE OF SHOCK ABSORBER DIRT SHIELD AS DYNAMIC VIBRATION DAMPER	India	Pending	Patent	5396/CHENP/2009	Oct-30-2007			Oct-30-2027
TAOC	1316I-101717/MX/01	USE OF SHOCK ABSORBER DIRT SHIELD AS DYNAMIC VIBRATION DAMPER	Mexico	Pending	Patent	MX/a/2009/009836	Oct-30-2007			Oct-30-2027
TAOC	1316N-001717/US	USE OF SHOCK ABSORBER DIRT SHIELD AS DYNAMIC VIBRATION DAMPER	United States	Granted	Patent	11/724640	Mar-15-2007	7896142	Mar-01-2011	Dec-24-2027
TAOC	1316I-101718/CN/01	Semi Third Tube Design	China	Granted	Patent	2008 8010 1547.3	Jul-17-2008	ZL200880101547.3	Nov-14-2012	Jul-17-2028
TAOC	1316I-101718/DE/01	Semi Third Tube Design	Germany	Granted	Patent	11 2008 001 980.0	Jul-17-2008	1120080019800	Feb-04-2016	Jul-17-2028
TAOC	1316I-101718/IN/01	Semi Third Tube Design	India	Pending	Patent	189/MUMNP/2010	Jul-17-2008			Jul-17-2028
TAOC	1316N-001718/US	Semi Third Tube Design	United States	Granted	Patent	11/888079	Jul-31-2007	7950506	May-31-2011	Jul-31-2027
TAOC	1316I-101719/BR/01	Disc Spring Intake	Brazil	Pending	Patent	PI0816091.0	Aug-12-2008			Aug-12-2028
TAOC	1316I-101719/CN/01	Disc Spring Intake	China	Granted	Patent	2008 80107319.7	Aug-12-2008	200880107319.7	Aug-22-2012	Aug-12-2028
TAOC	1316I-101719/DE/01	Disc Spring Intake	Germany	Granted	Patent	11 2008 002335.2	Aug-12-2008	112008002335.2	Feb-04-2016	Aug-12-2028
TAOC	1316I-101719/IN/01	Disc Spring Intake	India	Pending	Patent	345/MUMNP/2010	Aug-12-2008			Aug-12-2028
TAOC	1316I-101719/JP/01	Disc Spring Intake	Japan	Granted	Patent	2010-522897	Aug-12-2008	5211166	Mar-01-2013	Aug-12-2028
TAOC	1316I-101719/TH	Disc Spring Intake	Thailand	Pending	Patent	0801004429	Aug-27-2008			Aug-27-2028
TAOC	1316N-001719/US	Disc Spring Intake	United States	Granted	Patent	11/897201	Aug-29-2007	8083039	Dec-27-2011	Aug-29-2027
TAOC	1316I-101720/BR/01	Improved Rod Assembly Weld	Brazil	Pending	Patent	PI0810529.4	Apr-15-2008			Apr-15-2028
TAOC	1316I-101720/CN/01	Improved Rod Assembly Weld	China	Granted	Patent	2008 80012441.6	Apr-15-2008	ZL200880012441-6	May-30-2012	Apr-15-2028
TAOC	1316I-101720/EP/01	Improved Rod Assembly Weld	European Patent	Pending	Patent	08742910.6	Apr-15-2008			Apr-15-2028
TAOC	1316I-101720/IN/01	Improved Rod Assembly Weld	India	Pending	Patent	6346/DELNP/2009	Apr-15-2008			Apr-15-2028
TAOC	1316N-001720/US	Improved Rod Assembly Weld	United States	Granted	Patent	11/787447	Apr-16-2007	7743897	Jun-29-2010	Apr-16-2027
TAOC	1316I-101721/BR/01	Velocity Progressive Valving	Brazil	Pending	Patent	112012011811.0	Nov-16-2010			Nov-16-2030
TAOC	1316I-101721/CN/01	Velocity Progressive Valving	China	Granted	Patent	2010 80052234.0	Nov-16-2010	ZL2010800522340	Dec-31-2014	Nov-16-2030
TAOC	1316I-101721/CN/02	Velocity Progressive Valving	China	Granted	Patent	201410221704.1	Nov-16-2010	ZL2014102217041	Dec-07-2016	Nov-16-2030

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316I-101721/DE/01	Velocity Progressive Valving	Germany	Pending	Patent	11 2010 004474.0	Nov-16-2010			Nov-16-2030
TAOC	1316I-101721/IN/01	Velocity Progressive Valving	India	Pending	Patent	3767/DELNP/2012	Nov-16-2010			Nov-16-2030
TAOC	1316I-101721/TH/01	Velocity Progressive Valving	Thailand	Pending	Patent	1201002321	Nov-16-2010			Nov-16-2030
TAOC	1316N-001721/US	Velocity Progressive Valving	United States	Granted	Patent	12/620618	Nov-18-2009	8794407	Aug-05-2014	Nov-18-2029
TAOC	1316I-101722/CN/01	Positioning Feature and Method for Precise Vehicle Heights	China	Granted	Patent	2008 80005436.2	Feb-19-2008	ZL2008 80005436.2	Dec-21-2011	Feb-19-2028
TAOC	1316I-101722/CN/02	Positioning Feature and Method for Precise Vehicle Heights	China	Pending	Patent	2011 103191717	Feb-19-2008			Feb-19-2028
TAOC	1316I-101722/CN/03	Positioning Feature and Method for Precise Vehicle Heights	China	Granted	Patent	2011 103188502	Feb-19-2008	ZL2011103188502	Jul-01-2015	Feb-19-2028
TAOC	1316I-101722/DE/01	Positioning Feature and Method for Precise Vehicle Heights	Germany	Pending	Patent	11 2008 0003351	Feb-19-2008			Feb-19-2028
TAOC	1316I-101722/IN/01	Positioning Feature and Method for Precise Vehicle Heights	India	Pending	Patent	1452/MVMNP/2009	Feb-19-2008			Feb-19-2028
TAOC	1316I-101722/JP/01	Positioning Feature and Method for Precise Vehicle Heights	Japan	Granted	Patent	2009-550898	Feb-19-2008	5797377	Aug-28-2015	Feb-19-2028
TAOC	1316I-101722/TH	Positioning Feature and Method for Precise Vehicle Heights	Thailand	Pending	Patent	0801000855	Feb-22-2008			Feb-22-2028
TAOC	1316N-001722/US/01	Positioning Feature and Method for Precise Vehicle Heights	United States	Granted	Patent	12/070536	Feb-19-2008	7988166	Aug-02-2011	Feb-19-2028
TAOC	1316N- 001722/US/DVB	Positioning Feature and Method for Precise Vehicle Heights	United States	Granted	Patent	13/164890	Jun-21-2011	8196942	Jun-12-2012	Feb-19-2028
TAOC	1316I-101723/BR/01	JUNCTION BLEED as feature for closed bleed valve design	Brazil	Pending	Patent	PI0813425.1	Jul-17-2008			Jul-17-2028
TAOC	1316I-101723/CN/01	JUNCTION BLEED as feature for closed bleed valve design	China	Granted	Patent	2008 80102145.5	Jul-17-2008	200880102145.5	May-21-2014	Jul-17-2028
TAOC	1316I-101723/EP/01	JUNCTION BLEED as feature for closed bleed valve design	European Patent	Granted	Patent	08788897.0	Jul-17-2008	2158416	May-30-2018	Jul-17-2028
TAOC	1316I-101723/EP/01- DE	JUNCTION BLEED as feature for closed bleed valve design	Germany	Granted	Patent	08788897.0	Jul-17-2008	2158416	May-30-2018	Jul-17-2028
TAOC	1316I-101723/IN/01	JUNCTION BLEED as feature for closed bleed valve design	India	Granted	Patent	7419/CHENP/2009	Jul-17-2008	272771	Apr-26-2016	Jul-17-2028
TAOC	1316I-101723/JP/01	JUNCTION BLEED as feature for closed bleed valve design	Japan	Granted	Patent	2010-512806	Jul-17-2008	5350372	Aug-30-2013	Jul-17-2028
TAOC	1316N-001723/US	JUNCTION BLEED as feature for closed bleed valve design	United States	Granted	Patent	11/821121	Jun-21-2007	8069964	Dec-06-2011	Jun-21-2027
TAOC	1316I-101724/CN/01	Global Valve 2: disc spring blow-off valve	China	Granted	Patent	200880104744.0	Aug-29-2008	ZL200880104744.0	Apr-20-2016	Aug-29-2028
TAOC	1316I-101724/DE/01	Global Valve 2: disc spring blow-off valve	Germany	Pending	Patent	11 2008 002332.8	Aug-29-2008			Aug-29-2028
TAOC	1316I-101724/IN/01	Global Valve 2: disc spring blow-off valve	India	Pending	Patent	344/MUMNP/2010	Aug-29-2008			Aug-29-2028
TAOC	1316I-101724/JP/01	Global Valve 2: disc spring blow-off valve	Japan	Pending	Patent	2010-522966	Aug-29-2008			Aug-29-2028
TAOC	1316N-001724/US	Shock Absorber having a full displacement valve assembly (Global Valve)	United States	Granted	Patent	11/897351	Aug-30-2007	8997953	Apr-07-2015	Aug-30-2027
TAOC	1316I-101725/CN/01	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	China	Granted	Patent	2009 80120860.6	Jun-05-2009	200980120860.6	Jan-29-2014	Jun-05-2029
TAOC	1316I-101725/CN/02	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	China	Granted	Patent	201310196623.6	Jun-05-2009	ZL2013101966236	Aug-19-2015	Jun-05-2029

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316I-101725/CN/03	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	China	Granted	Patent	201310197019.5	Jun-05-2009	ZL2013101970195	Jul-08-2015	Jun-05-2029
TAOC	1316I-101725/CN/04	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	China	Granted	Patent	201310197161.X	Jun-05-2009	ZL201310197161.X	May-13-2015	Jun-05-2029
TAOC	1316I-101725/CN/05	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	China	Granted	Patent	201310196527.1	Jun-05-2009	201310196527-1	May-13-2015	Jun-05-2029
TAOC	1316I-101725/DE/01	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	Germany	Pending	Patent	112009001375.9	Jun-05-2009			Jun-05-2029
TAOC	1316I-101725/IN/01	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	India	Pending	Patent	8194/DELNP/2010	Jun-05-2009			Jun-05-2029
TAOC	1316I-101725/JP/01	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	Japan	Granted	Patent	2011-512678	Jun-05-2009	5420646	Nov-29-2013	Jun-05-2029
TAOC	1316I-101725/JP/02	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	Japan	Granted	Patent	2013-175213	Jun-05-2009	5797242	Aug-28-2015	Jun-05-2029
TAOC	1316I-101725/KR/01	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	South Korea	Granted	Patent	10 2010 702 945.0	Jun-05-2009	1629307	Jun-03-2016	Jun-05-2029
TAOC	1316I-101725/KR/02	Nested Check High Speed Valve	South Korea	Granted	Patent	1020157021044	Jan-05-2009	101622685	May-13-2016	Jun-05-2029
TAOC	1316N- 001725/US/DVB	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	United States	Granted	Patent	13/564944	Aug-02-2012	8714320	May-06-2014	Jun-05-2028
TAOC	1316N- 001725/US/DVC	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	United States	Granted	Patent	13/564954	Aug-02-2012	8590678	Nov-26-2013	Jun-05-2028
TAOC	1316N- 001725/US/DVD	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	United States	Granted	Patent	13/564964	Aug-02-2012	8668061	Mar-11-2014	Jun-05-2028
TAOC	1316N- 001725/US/DVE	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	United States	Granted	Patent	13/564973	Aug-02-2012	8511446	Aug-20-2013	Aug-02-2032
TAOC	1316N- 001725/US/RCE	Nested Check High Speed Valve / Flow sensitive support washer /Belleville port blocker / 2nd piston high speed restriction	United States	Granted	Patent	12/133448	Jun-05-2008	8297418	Oct-30-2012	Jun-05-2028
TAOC	1316N-001727/US	Inverted strut comprising an air damper combined with a hydraulic stop	United States	Granted	Patent	12/547582	Aug-26-2009	8701846	Apr-22-2014	Aug-26-2029
TAOC	1316I-101728/CN/01	A Triple tube shock absorber having a shortened intermediate tube	China	Granted	Patent	2010 80006848.5	Jan-26-2010	ZL2010800068485	Jun-18-2014	Jan-26-2030
TAOC	1316I-101728/DE/01	A Triple tube shock absorber having a shortened intermediate tube	Germany	Pending	Patent	11 2010 000707.1	Jan-26-2010			Jan-26-2030
TAOC	1316I-101728/IN/01	A Triple tube shock absorber having a shortened intermediate tube	India	Pending	Patent	6654/DELNP/2011	Jan-26-2010			Jan-26-2030
TAOC	1316I-101728/KR/01	A Triple tube shock absorber having a shortened intermediate tube	South Korea	Granted	Patent	10-2011-7019576	Jan-26-2010	10-1633651	Jun-21-2016	Jan-26-2030
TAOC	1316N-001728/US	A Triple tube shock absorber having a shortened intermediate tube	United States	Granted	Patent	12/366106	Feb-05-2009	8511447	Aug-20-2013	Feb-05-2029
TAOC	1316I-101730/CN/01	HIGH VELOCITY DAMPING VALVE	China	Granted	Patent	2009 80137909.9	Sep-09-2009	ZL2009801379099	Nov-05-2014	Sep-09-2029

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316I-101730/DE/01	HIGH VELOCITY DAMPING VALVE	Germany	Pending	Patent	11 2009002270.7	Sep-09-2009			Sep-09-2029
TAOC	1316I-101730/KR/01	HIGH VELOCITY DAMPING VALVE	South Korea	Granted	Patent	10-2011-7009436	Sep-09-2009	101649930	Aug-16-2016	Sep-09-2029
TAOC	1316N-001730/US	HIGH VELOCITY DAMPING VALVE	United States	Granted	Patent	12/496964	Jul-02-2009	9033121	May-19-2015	Jul-02-2029
TAOC	1316N- 001730/US/CPB	HIGH Velocity Compression DAMPING VALVE	United States	Granted	Patent	14/326490	Jul-09-2014	9285011	Mar-15-2016	Jul-02-2029
TAOC	1316I-101731/BR/01	Damper with Digital Valve	Brazil	Pending	Patent	112012008013.0	Sep-22-2010			Sep-22-2030
TAOC	1316I-101731/CN/01	Damper with Digital Valve	China	Granted	Patent	PCT/US2010/049813	Sep-22-2010	CN102574440B	Jan-07-2015	Sep-22-2030
TAOC	1316I-101731/CN/02	Damper with Digital Valve	China	Pending	Patent	2014102086168	Sep-22-2010			Sep-22-2030
TAOC	1316I-101731/DE/01	Damper with Digital Valve	Germany	Pending	Patent	PCT/US2010/049813	Sep-22-2010			Sep-22-2030
TAOC	1316I-101731/DE-02	Damper with Digital Valve	Germany	Pending	Patent	PCT/US2010/049813	Sep-22-2010			Sep-22-2030
TAOC	1316I-101731/IN/01	Damper with Digital Valve	India	Pending	Patent	PCT/US2010/049813	Sep-22-2010			Sep-22-2030
TAOC	1316I-101731/JP/01	Damper with Digital Valve	Japan	Granted	Patent	PCT/US2010/049813	Sep-22-2010	5616455	Sep-19-2014	Sep-22-2030
TAOC	1316I-101731/JP/02	Damper with Digital Valve	Japan	Granted	Patent	2014095719	Sep-22-2010	5710048	Mar-13-2015	Sep-22-2030
TAOC	1316I-101731/KR/01	Damper with Digital Valve	South Korea	Granted	Patent	PCT/US2010/049813	Sep-22-2010	101336917	Nov-28-2013	Sep-22-2030
TAOC	1316I-101731/TH/01	Damper with Digital Valve	Thailand	Pending	Patent	PCT/US2010/049813	Sep-22-2010			Sep-22-2030
TAOC	1316N-001731/US	Damper with Digital Valve	United States	Granted	Patent	12/573911	Oct-06-2009	8616351	Dec-31-2013	Oct-06-2029
TAOC	1316N- 001731/US/COC	Damper with Digital Valve	United States	Granted	Patent	14/849092	Sep-09-2015	9695900	Jul-04-2017	Oct-06-2029
TAOC	1316N- 001731/US/COD	Damper with Digital Valve	United States	Granted	Patent	15/450885	Mar-06-2017	9810282	Oct-10-2017	Oct-06-2029
TAOC	1316N- 001731/US/DVB	Damper with Digital Valve	United States	Granted	Patent	14/134390	Dec-19-2013	9150077	Oct-06-2015	Oct-06-2029
TAOC	1316I-101732/CN/01	Front cab damper with double path mount	China	Granted	Patent	PCT/US2011/032830	Apr-18-2011	ZL2011800196721	Sep-23-2015	Apr-18-2031
TAOC	1316I-101732/DE/01	Front cab damper with double path mount	Germany	Pending	Patent	PCT/US2011/032830	Apr-18-2011			Apr-18-2031
TAOC	1316I-101732/IN/01	Front cab damper with double path mount	India	Pending	Patent	PCT/US2011/032830	Apr-18-2011			Apr-18-2031
TAOC	1316I-101732/JP/01	Front cab damper with double path mount	Japan	Granted	Patent	PCT/US2011/032830	Apr-18-2011	5896988	Mar-11-2016	Apr-18-2031
TAOC	1316I-101732/KR/01	DOUBLE PATH MOUNT FOR CAB SUSPENSION WITH TILTING FUNCTION	South Korea	Pending	Patent	PCT/US2011/032830	Apr-18-2011			Apr-18-2031
TAOC	1316I-101732/TH/01	Front cab damper with double path mount	Thailand	Pending	Patent	PCT/US2011/032830	Apr-18-2011			Apr-18-2031
TAOC	1316N-001732/US	Front cab damper with double path mount	United States	Granted	Patent	12/772446	May-03-2010	8371562	Feb-12-2013	May-03-2030
TAOC	1316I-101733/CN/01	Multi stage valve & Hydraulic Damped Valve	China	Granted	Patent	2011 80020859.3	May-09-2011	ZL201180020859.3	Dec-16-2015	May-09-2031
TAOC	1316I-101733/DE/01	Multi stage valve & Hydraulic Damped Valve	Germany	Pending	Patent	11 2011 101 883.5	May-09-2011			May-09-2031
TAOC	1316I-101733/IN/01	Multi stage valve & Hydraulic Damped Valve	India	Pending	Patent	8467/DELNP/2012	May-09-2011			May-09-2031
TAOC	1316I-101733/TH/01	Multi stage valve & Hydraulic Damped Valve	Thailand	Pending	Patent	1201006209	May-09-2011			May-09-2031
TAOC	1316N-001733/US	Multi stage valve & Hydraulic Damped Valve	United States	Granted	Patent	12/791036	Jun-01-2010	8627933	Jan-14-2014	Jun-01-2030

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316I-101734/CN/01	Multipart spring seat design	China	Granted	Patent	2011 80005449.1	Apr-18-2011	ZL2011800054491	Jun-03-2015	Apr-18-2031
TAOC	1316I-101734/DE/01	Multipart spring seat design	Germany	Pending	Patent	11 2011 101 557.7	Apr-18-2011			Apr-18-2031
TAOC	1316I-101734/IN/01	Multipart spring seat design	India	Pending	Patent	5009/DELNP/2012	Apr-18-2011			Apr-18-2031
TAOC	1316I-101734/JP/01	Multipart spring seat design	Japan	Granted	Patent	2013-509087	Apr-18-2011	5781155	Jul-24-2015	Apr-18-2031
TAOC	1316N-001734/US	Multipart spring seat design	United States	Granted	Patent	12/772459	May-03-2010	8196941	Jun-12-2012	May-03-2030
TAOC	1316I-101735/CN/01	Damper Tubel Reinforcement Sleeve for Shock Absorber	China	Granted	Patent	2011 80064447.X	Dec-15-2011	ZL201180064447.X	Jun-03-2015	Dec-15-2031
TAOC	1316I-101735/CN/02	Damper Tubel Reinforcement Sleeve for Shock Absorber	China	Granted	Patent	201280020687.4	Jun-21-2012	ZL2012800206874	Aug-05-2015	Jun-21-2032
TAOC	1316I-101735/DE/01	Damper Tubel Reinforcement Sleeve for Shock Absorber	Germany	Pending	Patent	11 2011 104 729.0	Dec-15-2011			Dec-15-2031
TAOC	1316I-101735/DE/02	Damper Tubel Reinforcement Sleeve for Shock Absorber	Germany	Pending	Patent	112012002602.0	Jun-21-2012			Jun-21-2032
TAOC	1316I-101735/IN/01	Damper Tubel Reinforcement Sleeve for Shock Absorber	India	Pending	Patent	4862/DELNP/2013	Dec-15-2011			Dec-15-2031
TAOC	1316I-101735/IN/02	Damper Tubel Reinforcement Sleeve for Shock Absorber	India	Pending	Patent	8396/DELNP/2013	Jun-21-2012			Jun-21-2032
TAOC	1316I-101735/JP/02	Damper Tubel Reinforcement Sleeve for Shock Absorber	Japan	Granted	Patent	2014-517150	Jun-21-2012	5997268	Sep-02-2016	Jun-21-2032
TAOC	1316I-101735/TH/02	Damper Tubel Reinforcement Sleeve for Shock Absorber	Thailand	Pending	Patent	1301007078	Jun-21-2012			Jun-21-2032
TAOC	1316N-001735/US	Damper Tubel Reinforcement Sleeve for Shock Absorber	United States	Granted	Patent	13/007718	Jan-17-2011	8408569	Apr-02-2013	Jan-17-2031
TAOC	1316N- 001735/US/CPA	Damper Tubel Reinforcement Sleeve for Shock Absorber	United States	Granted	Patent	13/167056	Jun-23-2011	8434772	May-07-2013	Jan-17-2031
TAOC	1316I-101736/CN/01	Support Washer for Shock Absorber Valve with Blow-Off Tunability (hold 6-1-08)	China	Granted	Patent	201280006470.8	Jan-18-2012	ZL201280006470.8	Mar-25-2015	Jan-18-2032
TAOC	1316I-101736/DE/01	Support Washer for Shock Absorber Valve with Blow-Off Tunability (hold 6-1-08)	Germany	Pending	Patent	11 2012 000 683.6	Jan-18-2012			Jan-18-2032
TAOC	1316I-101736/IN/01	Support Washer for Shock Absorber Valve with Blow-Off Tunability (hold 6-1-08)	India	Pending	Patent	5896/DELNP/2013	Jan-18-2012			Jan-18-2032
TAOC	1316I-101736/JP/01	Support Washer for Shock Absorber Valve with Blow-Off Tunability (hold 6-1-08)	Japan	Granted	Patent	2013-552543	Jan-18-2012	5908926	Apr-01-2016	Jan-18-2032
TAOC	1316I-101736/KR/01	Support Washer for Shock Absorber Valve with Blow-Off Tunability (hold 6-1-08)	South Korea	Granted	Patent	10-2013-7019694	Jan-18-2012	101465677	Nov-20-2014	Jan-18-2032
TAOC	1316I-101736/TH/01	Support Washer for Shock Absorber Valve with Blow-Off Tunability (hold 6-1-08)	Thailand	Pending	Patent	1301004313	Jan-18-2012			Jan-18-2032
TAOC	1316N-001736/US	Support Washer for Shock Absorber Valve with Blow-Off Tunability (hold 6-1-08)	United States	Granted	Patent	13/020822	Feb-04-2011	8739948	Jun-03-2014	Feb-04-2031
TAOC	1316I-101737/CN/01	Low Noise Compression/Rebound Valve Assembly	China	Granted	Patent	201280030069.8	Jul-11-2012	ZL201280030069.8	Jun-09-2017	Jul-11-2032
TAOC	1316I-101737/DE/01	Low Noise Compression/Rebound Valve Assembly	Germany	Pending	Patent	112012003051.6	Jul-11-2012			Jul-11-2032
TAOC	1316I-101737/IN/01	Low Noise Compression/Rebound Valve Assembly	India	Pending	Patent	9931/DELPN/2013	Jul-11-2012			Jul-11-2032
TAOC	1316I-101737/JP/01	Low Noise Compression/Rebound Valve Assembly	Japan	Granted	Patent	2014-521656	Jul-11-2012	5972370	Jul-22-2016	Jul-11-2032
TAOC	1316I-101737/KR/01	Low Noise Compression/Rebound Valve Assembly	South Korea	Pending	Patent	10-2013-7034211	Jul-11-2012			Jul-11-2032
TAOC	1316I-101737/TH/01	Low Noise Compression/Rebound Valve Assembly	Thailand	Pending	Patent	1401000271	Jul-11-2012			Jul-11-2032

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316N-001737/US	Low Noise Compression/Rebound Valve Assembly	United States	Granted	Patent	13/187647	Jul-21-2011	9169890	Oct-27-2015	Jul-21-2031
TAOC	1316I-101738/CN/01	Energy harvesting passive & active suspension	China	Granted	Patent	201280052390.6	Oct-09-2012	201280052390.6	Aug-17-2016	Oct-09-2032
TAOC	1316I-101738/DE/01	Energy harvesting passive & active suspension	Germany	Pending	Patent	DE 11 2012 004 573.4	Oct-09-2012			Oct-09-2032
TAOC	1316I-101738/IN/01	Energy harvesting passive & active suspension	India	Pending	Patent	2630/DELNP/2014	Oct-09-2012			Oct-09-2032
TAOC	1316I-101738/JP/01	Energy harvesting passive & active suspension	Japan	Granted	Patent	2014-538816	Oct-09-2012	6169584	Jul-07-2017	Oct-09-2032
TAOC	1316I-101738/KR/01	Energy harvesting passive & active suspension	South Korea	Pending	Patent	10-2014-7013676	Oct-09-2012			Oct-09-2032
TAOC	1316I-101738/TH/01	Energy harvesting passive & active suspension	Thailand	Pending	Patent	1401002287	Oct-09-2012			Oct-09-2032
TAOC	1316N-001738/US	Energy harvesting passive & active suspension	United States	Granted	Patent	13/286457	Nov-01-2011	8966889	Mar-03-2015	Nov-01-2031
TAOC	1316N- 001738/US/COB	Energy harvesting passive & active suspension	United States	Granted	Patent	14/616112	Feb-06-2015	9784288	Oct-10-2017	Nov-01-2031
TAOC	1316I-101740/CN/01	Piston Assembly With Open Bleed	China	Granted	Patent	201480015152-7	Feb-28-2014	ZL201480015152.7	Jun-23-2017	Feb-28-2034
TAOC	1316I-101740/DE/01	Piston Assembly With Open Bleed	Germany	Pending	Patent	112014001485-0	Feb-28-2014			Feb-28-2034
TAOC	1316I-101740/DE/02	Monotube Blow Off piston Assembly with Open Bleed	Germany	Pending	Patent	112014007303.2	Feb-14-2018			Feb-28-2034
TAOC	1316I-101740/JP/01	Piston Assembly With Open Bleed	Japan	Pending	Patent	2016500500	Feb-28-2014			Feb-28-2034
TAOC	1316I-101740-JP-02	Monotube Blow Off piston Assembly with Open Bleed	Japan	Pending	Patent	2018-038258	Mar-05-2018			Feb-28-2034
TAOC	1316I-101740-KR-01	Piston Assembly With Open Bleed	South Korea	Pending	Patent	1020157025187	Feb-28-2014			Feb-28-2034
TAOC	1316I-101740-KR-02	Monotube Blow Off piston Assembly with Open Bleed	South Korea	Pending	Patent	10-2018-7006513	Mar-06-2018			Feb-28-2034
TAOC	1316N-001740/US	Monotube Blow Off piston Assembly with Open Bleed	United States	Granted	Patent	14/191538	Feb-27-2014	9067471	Jun-30-2015	Feb-27-2034
TAOC	1316I-101741/BR/01	Active suspension with energy recuperation option	Brazil	Pending	Patent	112015015885.4	Dec-31-2013			Dec-31-2033
TAOC	1316I-101741/CN/01	Passive and Active Suspension with Optimization of Energy Use	China	Granted	Patent	201380069821.4	Dec-31-2013	ZL2013800698214	Aug-08-2017	Dec-31-2033
TAOC	1316I-101741/DE/01	Passive and Active Suspension with Optimization of Energy Use	Germany	Pending	Patent	112013006374.3	Dec-31-2013			Dec-31-2033
TAOC	1316I-101741/IN/01	Active suspension with energy recuperation option	India	Pending	Patent	5322/DELNP/2015	Dec-31-2013			Dec-31-2033
TAOC	1316I-101741/JP/01	Passive And Active Suspension Wtih Optimization Of Energy Usage	Japan	Pending	Patent	2015551742	Dec-31-2013			Dec-31-2033
TAOC	1316I-101741/KR/01	Passive And Active Suspension With Optimization Of Energy Usage	South Korea	Pending	Patent	1020157021257	Dec-31-2013			Dec-31-2033
TAOC	1316N-001741/US	Active suspension with energy recuperation option	United States	Granted	Patent	13/736269	Jan-08-2013	9481221	Nov-01-2016	Jan-08-2033
TAOC	1316I-101742/BR/01	Spring Seat Manufacturing Installation Land or Stop Formed Into Seat	Brazil	Pending	Patent	112014013414-6	Nov-06-2012			Nov-06-2032
TAOC	1316I-101742/DE/01	Spring Seat Manufacturing Installation Land or Stop Formed Into Seat	Germany	Pending	Patent	112012005129.7	Nov-06-2012			Nov-06-2032
TAOC	1316I-101742/IN/01	Spring Seat Manufacturing Installation Land or Stop Formed Into Seat	India	Pending	Patent	3956/DELNP/2014	Nov-06-2012			Nov-06-2032
TAOC	1316I-101742/KR/01	Spring Seat Manufacturing Installation Land or Stop Formed Into Seat	South Korea	Pending	Patent	10-2014-7014568	Nov-06-2012			Nov-06-2032

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316I-101742/TH/01	Spring Seat Manufacturing Installation Land or Stop Formed Into Seat	Thailand	Pending	Patent	1401002972	Nov-06-2012			Nov-06-2032
TAOC	1316N-001742/US	Spring Seat Manufacturing Installation Land or Stop Formed Into Seat	United States	Granted	Patent	13/314314	Dec-08-2011	8696004	Apr-15-2014	Dec-08-2031
TAOC	1316I-101743/CN/01	Multi Tuneable Degressive Valve	China	Granted	Patent	201380046349.2	Apr-09-2013	ZL2013800463492	May-17-2017	Apr-09-2033
TAOC	1316I-101743/DE/01	Multi Tuneable Degressive Valve	Germany	Pending	Patent	112013004396.3	Apr-09-2013			Apr-09-2033
TAOC	1316I-101743/IN/01	Multi Tuneable Degressive Valve	India	Pending	Patent	840/DELNP/2015	Apr-09-2013			Apr-09-2033
TAOC	1316I-101743/JP/01	Multi Tuneable Degressive Valve	Japan	Pending	Patent	2015531066	Apr-09-2013			Apr-09-2033
TAOC	1316I-101743/KR/01	Multi Tuneable Degressive Valve	South Korea	Pending	Patent	10-2015-7007042	Apr-09-2013			Apr-09-2033
TAOC	1316N-001743/US	Multi Tuneable Degressive Valve	United States	Granted	Patent	13/606039	Sep-07-2012	9080629	Jul-14-2015	Sep-07-2032
TAOC	1316I-101745/CN/01	Rod Guide Arrangement For Electronically Controlled Valve Applications	China	Pending	Patent	201480015734.5	Feb-28-2014			Feb-28-2034
TAOC	1316I-101745/EP/01	Rod Guide Arrangement For Electronically Controlled Valve Applications	European Patent	Pending	Patent	PCT/US2014/19307	Feb-28-2014			Feb-28-2034
TAOC	1316I-101745/IN/01	Rod Guide Arrangement For Electronically Controlled Valve Applications	India	Pending	Patent	PCT/US2014/19307	Feb-28-2014			Feb-28-2034
TAOC	1316I-101745/JP/01	Rod Guide Arrangement For Electronically Controlled Valve Applications	Japan	Pending	Patent	PCT/US2014/19307	Feb-28-2014			Feb-28-2034
TAOC	1316I-101745/KR/01	Rod Guide Arrangement For Electronically Controlled Valve Applications	South Korea	Pending	Patent	PCT/US2014/19307	Feb-28-2014			Feb-28-2034
TAOC	1316N-001745/US	Rod guide arrangement for digital valve applications	United States	Granted	Patent	13/947169	Jul-22-2013	9163691	Oct-20-2015	Jul-22-2033
TAOC	1316I-101746/CN/01	Two Position Valve With Face Seal And Pressure Relief Port	China	Granted	Patent	201480015691-0	Mar-14-2014	ZL2014800156910	Oct-24-2017	Mar-14-2034
TAOC	1316I-101746/CN/02	Two Position Valve with Face Seal and Pressure Relief Port	China	Pending	Patent	201710864984.1	Mar-14-2014			Mar-14-2034
TAOC	1316I-101746/EP/01	Two Position Valve With Face Seal And Pressure Relief Port (DRiV)	European Patent	Pending	Patent	14763013.1	Mar-14-2014			Mar-14-2034
TAOC	1316I-101746/IN/01	Two Position Valve With Face Seal And Pressure Relief Port	India	Pending	Patent	7659/DELNP/2015	Mar-14-2014			Mar-14-2034
TAOC	1316I-101746/JP/01	Two Position Valve With Face Seal And Pressure Relief Port	Japan	Pending	Patent	2016502714	Mar-14-2014			Mar-14-2034
TAOC	1316I-101746/KR/01	Two Position Valve With Face Seal And Pressure Relief Port	South Korea	Pending	Patent	1020157025614	Mar-14-2014			Mar-14-2034
TAOC	1316N-001746/US	Two Position Valve Arrangements for Shock Absorber	United States	Granted	Patent	14/208410	Mar-13-2014	9879748	Jan-30-2018	Mar-13-2034
TAOC	1316I-101747/BR/01	Recuperating Passive and Active Suspension	Brazil	Pending	Patent	112015008918.6	Oct-23-2013			Oct-23-2033
TAOC	1316I-101747/CN/01	Recuperating Passive and Active Suspension	China	Granted	Patent	201380055743.2	Oct-23-2013	ZL201380055743.2	Jun-30-2017	Oct-23-2033
TAOC	1316I-101747/DE/01	Active suspension system with hydraulic energy recuperation, storage and reuse with chamber decoupling and hydraulic boost.	Germany	Pending	Patent	112013005150.8	Oct-23-2013			Oct-23-2033
TAOC	1316I-101747/IN/01	Recuperating Passive and Active Suspension	India	Pending	Patent	2835/DELNP/2015	Oct-23-2013			Oct-23-2033
TAOC	1316I-101747/JP/01	Recuperating Passive and Active Suspension	Japan	Granted	Patent	2015-539745	Oct-23-2013	6301943	Mar-09-2018	Oct-23-2033
TAOC	1316I-101747/KR/01	Recuperating Passive and Active Suspension	South Korea	Pending	Patent	1020157011441	Oct-23-2013			Oct-23-2033

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316N-001747/US	Active suspension system with hydraulic energy recuperation, storage and reuse with chamber decoupling and hydraulic boost.	United States	Granted	Patent	13/660234	Oct-25-2012	8820064	Sep-02-2014	Oct-25-2032
TAOC	1316I-101748/CN/01	Dual Range Damping System for a Shock Absorber	China	Granted	Patent	201380032521.9	May-09-2013	201380032521.9	Jun-08-2016	May-09-2033
TAOC	1316I-101748/DE/01	Dual Range Damping System	Germany	Pending	Patent	112013003335.6	May-09-2013			May-09-2033
TAOC	1316I-101748/IN/01	Dual Range Damping System for a Shock Absorber	India	Pending	Patent	9910/DELNP/2014	May-09-2013			May-09-2033
TAOC	1316I-101748/JP/01	Dual Range Damping System for a Shock Absorber	Japan	Granted	Patent	2015-520184	May-09-2013	6212551	Dec-22-2017	May-09-2033
TAOC	1316I-101748/KR/01	Dual Range Damping System for a Shock Absorber	South Korea	Pending	Patent	10-2015-7000727	May-09-2013			May-09-2033
TAOC	1316N-001748/US	Dual Range Damping System for a Shock Absorber	United States	Granted	Patent	13/849581	Mar-25-2013	9074651	Jul-07-2015	Mar-25-2033
TAOC	1316I-101749/BR/01	Jounce Bumper Nose Retaining Feature For A Shock Absorber	Brazil	Pending	Patent	112015021424.0	Mar-04-2014			Mar-04-2034
TAOC	1316I-101749/CN/01	Jounce bumper nose retaining feature for a Shock Absorber	China	Granted	Patent	201480012634.7	Mar-04-2014	ZL2014800126347	Oct-03-2017	Mar-04-2034
TAOC	1316I-101749/CN/02	Jounce bumper nose retaining feature for Shock Absorber	China	Pending	Patent	201710877461.0	Mar-14-2014			Mar-04-2034
TAOC	1316I-101749/DE/01	Jounce bumper nose retaining feature for a Shock Absorber	Germany	Pending	Patent	112014001146.0	Mar-04-2014			Mar-04-2034
TAOC	1316I-101749/IN/01	Jounce bumper nose retaining feature for a Shock Absorber	India	Pending	Patent	7225/DELNP/2015	Mar-04-2014			Mar-04-2034
TAOC	1316I-101749/JP/01	Jounce bumper nose retaining feature for a Shock Absorber	Japan	Pending	Patent	2015561547	Mar-04-2014			Mar-04-2034
TAOC	1316I-101749/KR/01	Jounce Bumper Nose Retaining Feature For A Shock Absorber	South Korea	Pending	Patent	1020157023795	Mar-04-2014			Mar-04-2034
TAOC	1316N-001749/US	Jounce Bumper Nose Retaining feature for a Shock Absorber	United States	Granted	Patent	13/787941	Mar-07-2013	9004470	Apr-14-2015	Mar-07-2033
TAOC	1316I-101750/CN/01	Valve Switching Controls For Adjustable Damper	China	Granted	Patent	PCT/US2014/019426	Feb-28-2014	ZL2014800111341	Jun-06-2017	Feb-28-2034
TAOC	1316I-101750/EP/01	Valve Switching Controls For Adjustable Damper	European Patent	Granted	Patent	PCT/US2014/019426	Feb-28-2014	2962011	Feb-21-2018	Feb-28-2034
TAOC	1316I-101750/EP/02	Integrated Electronics, or Printed Circuit Board Assembly (PCBA), for an adjustable hydraulic damper	European Patent	Pending	Patent	17207671.3	Feb-28-2014			Feb-28-2034
TAOC	1316I-101750/IN/01	Valve Switching Controls For Adjustable Damper	India	Pending	Patent	PCT/US2014/019426	Feb-28-2014			Feb-28-2034
TAOC	1316I-101750/JP/01	Valve Switching Controls For Adjustable Damper	Japan	Pending	Patent	PCT/US2014/019426	Feb-28-2014			Feb-28-2034
TAOC	1316I-101750/KR/01	Valve Switching Controls For Adjustable Damper	South Korea	Pending	Patent	1020157023797	Feb-28-2014			Feb-28-2034
TAOC	1316N-001750/US	Valve Switching Controls for Adjustable Damper	United States	Granted	Patent	14/191885	Feb-27-2014	9217483	Dec-22-2015	Feb-27-2034
TAOC	1316N- 001750/US/COC	Integrated Electronics, or Printed Circuit Board Assembly (PCBA), for an adjustable hydraulic damper	United States	Pending	Patent	15/872451	Jan-16-2018			Feb-27-2034
TAOC	1316N- 001750/US/DVB	Valve Switching Controls for Adjustable Damper	United States	Granted	Patent	14/947222	Nov-20-2015	9925842	Mar-27-2018	Aug-18-2034
TAOC	1316I-101751/CN/01	Rod Guide Assembly With Multi-Piece Valve Assembly	China	Granted	Patent	201480015694	Mar-14-2014	ZL2014800156944	Aug-15-2017	Mar-14-2034
TAOC	1316I-101751/EP/01	Rod Guide Assembly With Multi-Piece Valve Assembly	European Patent	Pending	Patent	14762991.9	Mar-14-2014			Mar-14-2034

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316I-101751/IN/01	Rod Guide Assembly With Multi-Piece Valve Assembly	India	Pending	Patent	8020/DELNP/2015	Mar-14-2014			Mar-14-2034
TAOC	1316I-101751/JP/01	Rod Guide Assembly With Multi-Piece Valve Assembly	Japan	Pending	Patent	2016502773	Mar-14-2014			Mar-14-2034
TAOC	1316I-101751/KR/01	Rod Guide Assembly With Multi-Piece Valve Assembly	South Korea	Pending	Patent	1020157024166	Mar-14-2014			Mar-14-2034
TAOC	1316N-001751/US	Rod Guide Assembly with Multi-Piece Valve Assembly, Single Coil Overmold Assembly, Circuit Board Assembly, and Oil Seal Located above the Upper Rod Guide	United States	Granted	Patent	14/211318	Mar-14-2014	9404551	Aug-02-2016	Mar-14-2034
TAOC	1316I-101753/CN/01	Suspension Leveling System	China	Granted	Patent	201480020380-3	Apr-10-2014	ZL201480020380.3	Jul-04-2017	Apr-10-2034
TAOC	1316I-101753/DE/01	Suspension Leveling System	Germany	Pending	Patent	1120140019046	Apr-10-2014			Apr-10-2034
TAOC	1316I-101753/JP/01	Suspension Leveling System	Japan	Pending	Patent	2016507653	Apr-10-2014			Apr-10-2034
TAOC	1316I-101753/KR/01	Suspension Leveling System	South Korea	Pending	Patent	1020157028613	Apr-10-2014			Apr-10-2034
TAOC	1316N-001753/US	Suspension Leveling System	United States	Granted	Patent	14/249461	Apr-10-2014	9272598	Mar-01-2016	Apr-10-2034
TAOC	1316I-101754/CN/01	Recuperating Passive And Active Suspension	China	Granted	Patent	2014800406742	May-21-2014	ZL2014800406742	Dec-26-2017	May-21-2034
TAOC	1316I-101754/CN-2	Vehicle Leveling System	China	Pending	Patent	201711128586.X	Nov-15-2017			May-21-2034
TAOC	1316I-101754/DE/01	Recuperating Passive And Active Suspension	Germany	Pending	Patent	112014003382.0	May-21-2014			May-21-2034
TAOC	1316I-101754/JP/01	Recuperating Passive And Active Suspension	Japan	Pending	Patent	PCT/US2014/38884	May-21-2014			May-21-2034
TAOC	1316I-101754/KR/01	Recuperating Passive And Active Suspension	South Korea	Pending	Patent	1020167001343	May-21-2014			May-21-2034
TAOC	1316N-001754/US	Hydraulic leveling in combination with an active suspension system	United States	Granted	Patent	13/950379	Jul-25-2013	9108484	Aug-18-2015	Jul-25-2033
TAOC	1316N- 001754/US/DVB	Recuperating Passive and Active Suspension	United States	Granted	Patent	14/793866	Jul-08-2015	9586456	Mar-07-2017	Jul-25-2033
TAOC	1316I-101755/DE/01	Frequency dependant passive valve working in rebound and compression	Germany	Pending	Patent	112014002982.3	May-21-2014			May-21-2034
TAOC	1316N-001755/US	Frequency dependant passive valve working in rebound and compression	United States	Granted	Patent	13/950423	Jul-25-2013	9080634	Jul-14-2015	Jul-25-2033
TAOC	1316I-101756/CN/01	Shock Absorber with Frequency Dependent Passive Valve	China	Pending	Patent	PCT/US2015/016571	Feb-19-2015			Feb-19-2035
TAOC	1316I-101756/DE/01	Shock Absorber with Frequency Dependent Passive Valve	Germany	Pending	Patent	112015001028.9	Feb-19-2015			Feb-19-2035
TAOC	1316I-101756/IN-01	Shock Absorber with Frequency Dependent Passive Valve	India	Pending	Patent	PCT/US2015/016571	Feb-19-2015			Feb-19-2035
TAOC	1316I-101756/JP/01	Shock Absorber with Frequency Dependent Passive Valve	Japan	Pending	Patent	PCT/US2015/016571	Feb-19-2015			Feb-19-2035
TAOC	1316I-101756/KR/01	Shock Absorber with Frequency Dependent Passive Valve	South Korea	Pending	Patent	PCT/US2015/016571	Feb-19-2015			Feb-19-2035
TAOC	1316N-001756/US	Frequency dependant passive valve working in rebound and compression	United States	Granted	Patent	14/193102	Feb-28-2014	9500255	Nov-22-2016	Jul-05-2034
TAOC	1316I-101757/CN/01	Shock Absorber With Frequency Dependent Passive Valve	China	Granted	Patent	201480044217.0	May-21-2014	ZL2014800442170	Oct-03-2017	May-21-2034
TAOC	1316I-101757/EP/01	Frequency dependant passive valve working in rebound or in compression	European Patent	Pending	Patent	14839704.5	May-21-2014			May-21-2034
TAOC	1316I-101757/IN/01	Frequency dependant passive valve working in rebound or in compression	India	Pending	Patent	201617000442	May-21-2014			May-21-2034
TAOC	1316I-101757/KR/01	Shock Absorber With Frequency Dependent Passive Valve	South Korea	Pending	Patent	1020167002922	May-21-2014			May-21-2034

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316N-001757/US	Frequency dependant passive valve working in rebound or in compression	United States	Granted	Patent	13/975454	Aug-26-2013	9239092	Jan-19-2016	Aug-26-2033
TAOC	1316N- 001757/US/CPB	SHOCK ABSORBER WITH FREQUENCY DEPENDENT PASSIVE VALVE	United States	Granted	Patent	14/878397	Oct-08-2015	9638280	May-02-2017	Aug-26-2033
TAOC	1316N-101757/JP-01	Frequency dependant passive valve working in rebound or in compression	Japan	Pending	Patent	PCT/US2014/38874	May-21-2014			May-21-2034
TAOC	1316I-101758/CN/01	Orifice disc for regulating flow in a damper	China	Granted	Patent	2014800270386	May-13-2014	ZL201480027038.6	Jul-04-2017	May-13-2034
TAOC	1316I-101758/DE/01	Orifice disc for regulating flow in a damper	Germany	Pending	Patent	1120140011231	May-13-2014			May-13-2034
TAOC	1316I-101758/KR/01	Orifice disc for regulating flow in a damper	South Korea	Pending	Patent	1020157027898	May-13-2014			May-13-2034
TAOC	1316N-001758/US	Orifice disc for regulating flow in a damper	United States	Granted	Patent	14/275235	May-12-2014	9441699	Sep-13-2016	May-12-2034
TAOC	1316I-101759/CN/01	Low pressure high compression damping mono tube shock	China	Granted	Patent	201480043924.8	Aug-14-2014	ZL201480043924.8	Jul-28-2017	Aug-14-2034
TAOC	1316I-101759/DE/01	Low pressure high compression damping mono tube shock	Germany	Pending	Patent	PCT/US2014/51062	Aug-14-2014			Aug-14-2034
TAOC	1316I-101759/IN/01	Low Pressure High Compression Damping Monotube Shock Absorber	India	Pending	Patent	201617002923	Aug-14-2014			Aug-14-2034
TAOC	1316I-101759/KR/01	Low Pressure High Compression Damping Monotube Shock Absorber	South Korea	Pending	Patent	1020167002921	Aug-14-2014			Aug-14-2034
TAOC	1316N-001759/US	Low pressure high compression damping monotube shock absorber	United States	Granted	Patent	14/459394	Aug-14-2014	9533538	Jan-03-2017	Aug-14-2034
TAOC	1316N-101759/JP/01	Low pressure high compression damping mono tube shock	Japan	Pending	Patent	PCT/US2014/51062	Aug-14-2014			Aug-14-2034
TAOC	1316I-101761/CN/01	Damper with Integrated Electronics	China	Granted	Patent	201480010828.3	Feb-28-2014	ZL2014800108283	May-04-2018	Feb-28-2034
TAOC	1316I-101761/CN/02	Damper with Integrated Electronics	China	Pending	Patent	201611165897.9	Dec-16-2016			Feb-28-2034
TAOC	1316I-101761/EP/01	Damper with Integrated Electronics	European Patent	Pending	Patent	14756361.3	Feb-28-2014			Feb-28-2034
TAOC	1316I-101761/IN/01	Damper with Integrated Electronics	India	Pending	Patent	7362/DELNP/2015	Feb-28-2014			Feb-28-2034
TAOC	1316I-101761/JP/01	Damper with Integrated Electronics	Japan	Pending	Patent	2015560364	Feb-28-2014			Feb-28-2034
TAOC	1316I-101761/KR/01	Damper with Integrated Electronics	South Korea	Pending	Patent	1020157023799	Feb-28-2014			Feb-28-2034
TAOC	1316N-001761/US	Damper with Integrated Electronics (In Guide)	United States	Granted	Patent	14/193879	Feb-28-2014	9399383	Jul-26-2016	Feb-28-2034
TAOC	1316N- 001761/US/COC	Damper with Integrated Electronics	United States	Granted	Patent	15/218501	Jul-25-2016	10000104	Jun-19-2018	Feb-28-2034
TAOC	1316N- 001761/US/CPB	Damper with Integrated Electronics (In Cap)	United States	Granted	Patent	14/303943	Jun-13-2014	9802456	Oct-31-2017	Feb-28-2034
TAOC	1316I-101763/CN/01	Autonomous Control Damper	China	Pending	Patent	201480010846-1	Feb-28-2014			Feb-28-2034
TAOC	1316I-101763/EP/01	Autonomous Control Damper	European Patent	Pending	Patent	14757104.6	Feb-28-2014			Feb-28-2034
TAOC	1316I-101763/IN/01	Autonomous Control Damper	India	Pending	Patent	7519/DELNP/2015	Feb-28-2014			Feb-28-2034
TAOC	1316I-101763/JP/01	Autonomous Control Damper	Japan	Pending	Patent	2015560348	Feb-28-2014			Feb-28-2034
TAOC	1316I-101763/KR/01	Autonomous Control Damper	South Korea	Pending	Patent	1020157023846	Feb-28-2014			Feb-28-2034
TAOC	1316N-001763/US	Autonomous Control Damper	United States	Granted	Patent	14/192173	Feb-27-2014	9884533	Feb-06-2018	Feb-27-2034
TAOC	1316I-101765/EP-01	Rod Guide System and Method with Multiple Solenoid Valve Cartridges and Multiple Pressure Regulated Valve Assemblies	European Patent	Pending	Patent	PCT/US2015/035568	Jun-12-2015			Jun-12-2035

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316I-101765-CN-01	Rod Guide System and Method with Multiple Solenoid Valve Cartridges and Multiple Pressure Regulated Valve Assemblies	China	Pending	Patent	PCT/US2015/035568	Jun-12-2015			Jun-12-2035
TAOC	1316I-101765-IN-01	Rod Guide System and Method with Multiple Solenoid Valve Cartridges and Multiple Pressure Regulated Valve Assemblies	India	Pending	Patent	PCT/US2015/035568	Jun-12-2015			Jun-12-2035
TAOC	1316I-101765-JP-01	Rod Guide System and Method with Multiple Solenoid Valve Cartridges and Multiple Pressure Regulated Valve Assemblies	Japan	Pending	Patent	PCT/US2015/035568	Jun-12-2015			Jun-12-2035
TAOC	1316I-101765-KR-01	Rod Guide System and Method with Multiple Solenoid Valve Cartridges and Multiple Pressure Regulated Valve Assemblies	South Korea	Pending	Patent	PCT/US2015/035568	Jun-12-2015			Jun-12-2035
TAOC	1316N-001765/US	Rod Guide System and Method with Multiple Solenoid Valve Cartridges and Multiple Pressure Regulated Valve Assemblies	United States	Granted	Patent	14/738332	Jun-12-2015	9879746	Jan-30-2018	Nov-11-2035
TAOC	1316I-101766/CN/01	Electromagnetic Flywheel Damper and Method Therefor	China	Pending	Patent	201580039548.X	Jul-15-2015			Jul-15-2035
TAOC	1316I-101766/DE/01	Electromagnetic Flywheel Damper and Method Therefor	Germany	Pending	Patent	112015003485.4	Jul-15-2015			Jul-15-2035
TAOC	1316I-101766/JP/01	Electromagnetic Flywheel Damper and Method Therefor	Japan	Pending	Patent	2017503986	Jul-15-2015			Jul-15-2035
TAOC	1316N-001766/US	Electromagnetic Flywheel Damper and Method Therefor	United States	Granted	Patent	14/799179	Jul-14-2015	9624998	Apr-18-2017	Jul-14-2035
TAOC	1316I-101767/DE	Integrated Crash Structure for Plastic Spring Seat	Germany	Pending	Patent	102015112099.2	Jul-24-2015			Jul-24-2035
TAOC	1316N-001767/US	Plastic Spring Seat Having Integrated Crash Member	United States	Granted	Patent	14/806776	Jul-23-2015	9802454	Oct-31-2017	Jul-23-2035
TAOC	1316I-101769/CN/01	SHOCK ABSORBER WITH FREQUENCY DEPENDENT PASSIVE VALVE	China	Pending	Patent	PCT/US2015/038413	Jun-30-2015			Jun-30-2035
TAOC	1316I-101769/DE/01	SHOCK ABSORBER WITH FREQUENCY DEPENDENT PASSIVE VALVE	Germany	Pending	Patent	PCT/US2015/038413	Jun-30-2015			Jun-30-2035
TAOC	1316I-101769/JP/01	SHOCK ABSORBER WITH FREQUENCY DEPENDENT PASSIVE VALVE	Japan	Pending	Patent	2017-507693	Jun-30-2015			Jun-30-2035
TAOC	1316N-001769/US	SHOCK ABSORBER WITH FREQUENCY DEPENDENT PASSIVE VALVE	United States	Granted	Patent	14/459513	Aug-14-2014	9441700	Sep-13-2016	Aug-14-2034
TAOC	1316I-101770/CN/01	SHOCK ABSORBER WITH FREQUENCY DEPENDENT PASSIVE VALVE	China	Pending	Patent	PCT/US2015/038416	Jun-30-2015			Jun-30-2035
TAOC	1316I-101770/DE/01	SHOCK ABSORBER WITH FREQUENCY DEPENDENT PASSIVE VALVE	Germany	Pending	Patent	PCT/US2015/38416	Jun-30-2015			Jun-30-2035
TAOC	1316I-101770/JP-01	SHOCK ABSORBER WITH FREQUENCY DEPENDENT PASSIVE VALVE	Japan	Pending	Patent	2017508521	Jun-30-2015			Jun-30-2035
TAOC	1316N-001770/US	SHOCK ABSORBER WITH FREQUENCY DEPENDENT PASSIVE VALVE	United States	Granted	Patent	14/459589	Aug-14-2014	9222539	Dec-29-2015	Aug-14-2034
TAOC	1316I-101771/CN/01	Shock Absorber having Orifice Check Disc	China	Pending	Patent	201580062911.X	Nov-23-2015			Nov-23-2035
TAOC	1316I-101771/DE/01	Shock Absorber having Orifice Check Disc	Germany	Pending	Patent	112015005308.5	Nov-23-2015			Nov-23-2035
TAOC	1316N-001771/US	Shock Absorber Having Orifice Check Disc	United States	Granted	Patent	14/553118	Nov-25-2014	9500251	Nov-22-2016	Nov-25-2034
TAOC	1316N-001772/US	Double Tube Damper With Structural Pressure Tube	United States	Granted	Patent	14/991306	Jan-08-2016	9739330	Aug-22-2017	Jan-08-2036
TAOC	1316I-101773/CN-01	System and Method For Attaching A Control Element Of An Air Spring With Internal Height Regulating Valve	China	Pending	Patent	PCT/US2015/049324	Sep-10-2015			Sep-10-2035
TAOC	1316N-001773/US	System and Method For Attaching A Control Element Of An Air Spring With Internal Height Regulating Valve	United States	Granted	Patent	14/849005	Sep-09-2015	9579944	Feb-28-2017	Sep-09-2035

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316N-101773/DE-01	System and Method For Attaching A Control Element Of An Air Spring With Internal Height Regulating Valve	Germany	Pending	Patent	PCT/US2015/049324	Sep-10-2015			Sep-10-2035
TAOC	1316I-101774/DE/01	Variable Radius Spring Disc for Vehicle Shock Absorber	Germany	Pending	Patent	112015001234.6	May-20-2015			May-20-2035
TAOC	1316I-101774-CN-01	Variable Radius Spring Disc for Vehicle Shock Absorber	China	Pending	Patent	PCT/US2015/031700	May-20-2015			May-20-2035
TAOC	1316N-001774/US	Helical Blow-off Disc	United States	Granted	Patent	14/716048	May-19-2015	9587703	Mar-07-2017	May-19-2035
TAOC	1316N- 001774/US/COB	Variable Pressure Area Non-Concentric Land Piston	United States	Pending	Patent	15/402813	Jan-10-2017			May-19-2035
TAOC	1316I-101775/CN	Shock Absorber Having Check Disc for Orifice Passage	China	Pending	Patent	201710077365.8	Feb-14-2017			Feb-14-2037
TAOC	1316I-101775/DE	Shock Absorber Having Check Disc for Orifice Passage	Germany	Pending	Patent	102017101840.9	Jan-31-2017			Jan-31-2037
TAOC	1316N-001775/US	Shock Absorber Having Check Disc for Orifice Passage	United States	Granted	Patent	15/046566	Feb-18-2016	9845839	Dec-19-2017	Feb-18-2036
TAOC	1316I-101777/CN	Monotube Active Suspension System Having Different System Layouts for Controlling Pump Flow Distribution	China	Pending	Patent	201710103616.5	Feb-24-2017			Feb-24-2037
TAOC	1316I-101777/DE	Monotube Active Suspension System Having Different System Layouts for Controlling Pump Flow Distribution	Germany	Pending	Patent	102017103915.5	Feb-24-2017			Feb-24-2037
TAOC	1316N-001777/US	Monotube Active Suspension System Having Different System Layouts for Controlling Pump Flow Distribution	United States	Pending	Patent	15/434435	Feb-16-2017			Feb-16-2037
TAOC	1316N-001778/US	System for Active Control of Suspension	United States	Pending	Patent	15/440059	Feb-23-2017			Feb-23-2037
TAOC	1316N- 001778/WO/POA	System and Method for Controlling Dampers of an Active Suspension System	WO	Pending	Patent	PCT/US2017/019330	Feb-24-2017			Aug-24-2019
TAOC	1316I-101779/DE	Damper Having Reinforced Catcher	Germany	Pending	Patent	102017105424.3	Mar-14-2017			Mar-14-2037
TAOC	1316I-101779/IN	Damper Having Reinforced Catcher	India	Pending	Patent	201714008995	Mar-15-2017			Mar-15-2037
TAOC	1316N-001779/US	Damper Having Reinforced Catcher	United States	Granted	Patent	15/077214	Mar-22-2016	9873303	Jan-23-2018	Mar-22-2036
TAOC	1316N-101779/CN	Damper Having Reinforced Catcher	China	Pending	Patent	201710155977.4	Mar-16-2017			Mar-16-2037
TAOC	1316N-101779/JP	Damper Having Reinforced Catcher	Japan	Pending	Patent	2017-055650	Mar-22-2017			Mar-22-2037
TAOC	1316I-101780/AU	Single Piece Steering Stabalizer for Motor Vehicle	Australia	Pending	Patent	2017204212	Jun-21-2017			Jun-21-2037
TAOC	1316I-101780/CN	Steering Stabalizer for Motor Vehicle	China	Pending	Patent	201710475012.3	Jun-21-2017			Jun-21-2037
TAOC	1316I-101780/DE	Steering Stabalizer for Motor Vehicle	Germany	Pending	Patent	102017113299.6	Jun-16-2017			Jun-16-2037
TAOC	1316N-001780/US	Single Piece Steering Stabalizer for Motor Vehicle	United States	Pending	Patent	15/189574	Jun-22-2016			Jun-22-2036
TAOC	1316N-001780-US- CON1	Single Piece Steering Stabalizer for Motor Vehicle	United States	Pending	Patent	16/109992	Aug-23-2018			Jun-22-2036
TAOC	1316N-001781/US	Method of Alerting Driver to Condition of Suspension System	United States	Pending	Patent	15/716671	Sep-27-2017			Sep-27-2037
TAOC	1316N-001781-WO- POA	Method of Alerting Driver to Condition of Suspension System	WO	Pending	Patent	US2017/054704	Oct-02-2017			Apr-03-2020
TAOC	1316N-001782/US	Baffle Tube for Damper with Electromechanical Valve	United States	Granted	Patent	15/380468	Dec-15-2016	10054182	Aug-21-2018	Dec-15-2036
TAOC	1316I-101783/IN	Frequency Dependent Damper	India	Pending	Patent	201621040502	Nov-28-2016			Nov-28-2036
TAOC	1316N-001783/WO- POA	Frequency Dependent Damper	WO	Pending	Patent	PCT/US2017/062211	Nov-17-2017			May-28-2020
TAOC	1316N-001783/WO- POB	Frequency Dependent Damper	WO	Pending	Patent	PCT/US2017/062841	Nov-21-2017			May-28-2020
TAOC	1316N-001784/CN	Quad FET for Power and Accuracy	China	Pending	Patent	201810229838.6	Mar-20-2018			Mar-20-2038
TAOC	1316N-001784/DE	Quad FET for Power and Accuracy	Germany	Pending	Patent	1020181061277	Mar-16-2018			Mar-16-2038
TAOC	1316N-001784/US	Damper with Power Drive Electronics	United States	Pending	Patent	15/464735	Mar-21-2017			Mar-21-2037
TAOC	1316N-001785/US	Interlinked Active Suspension	United States	Pending	Patent	15/613398	Jun-05-2017			Jun-05-2037

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	1316N- 001785/WO/POA	Aconetic	WO	Pending	Patent	PCT/US2018/035866	Jun-04-2018			Dec-05-2020
TAOC	1316I-101786/CN/01	A Reinforcement Fabric For Reinforcement Of An Impact Resistant Or Structural Composite Part	China	Pending	Patent	201480083174.7	Nov-04-2014			Nov-04-2034
TAOC	1316I-101786/DE/01	A Reinforcement Fabric For Reinforcement Of An Impact Resistant Or Structural Composite Part	Germany	Pending	Patent	112014007131.5	Nov-04-2014			Nov-04-2034
TAOC	1316N-001787/US	Damper with Volume Reducing Insert	United States	Pending	Patent	16/009592	Jun-15-2018			Jun-15-2038
TAOC	1316N-001787/WO	Damper with Volume Reducing Insert	WO	Pending	Patent	PCT/US2018/039708	Jun-27-2018			Dec-28-2020
TAOC	1316I-101788/CN	Damper With Printed Circuit Board Carrier	China	Pending	Patent	201810510326.7	May-24-2018			May-24-2038
TAOC	1316I-101788/DE	Damper With Printed Circuit Board Carrier	Germany	Pending	Patent	102018111907.0	May-17-2018			May-17-2038
TAOC	1316I-101788/IN	Damper With Printed Circuit Board Carrier	India	Pending	Patent	20182401934	May-29-2018			May-29-2038
TAOC	1316N-001788/US	Damper With Printed Circuit Board Carrier	United States	Pending	Patent	15/615053	Jun-06-2017			Jun-06-2037
TAOC	1316N-001790/US	Systems and methods for integrated chassis control in ground vehicles	United States	Pending	Patent	15/843369	Dec-15-2017			Dec-15-2037
TAOC	1316N-001791/US	Systems And Methods For Ride Control Blending In Electric Vehicles	United States	Pending	Patent	15/843395	Dec-15-2017			Dec-15-2037
TAOC	1316N-001792/US	Damper with Electro-magnetic Actuator	United States	Pending	Patent	15/903571	Feb-23-2018			Feb-23-2038
TAOC	1316N-001793/US	Damper with Valve Preload Limiter	United States	Pending	Patent	15/933951	Mar-23-2018			Mar-23-2038
TAOC	1316N-001794/US	Damper with Floating Piston Bleed Channel	United States	Pending	Patent	15/933993	Mar-23-2018			Mar-23-2038
TAOC	1316N-001795/US	BAFFLE FOR DAMPER WITH ELECTROMECHANICAL VALVE	United States	Pending	Patent	15/843340	Dec-15-2017			Dec-15-2037
TAOC	1316N-001796/US	Active Damper System Actuator Arrangement	United States	Pending	Patent	15/903415	Feb-23-2018			Feb-23-2038
TAOC	1316N-001797/US	Damper With Internal Hydraulic Stop	United States	Pending	Patent	15/966056	Apr-30-2018			Apr-30-2038
TAOC	1316N-001798/US	Damper Bumper Cap with Labyrinth Air Passageway	United States	Pending	Patent	15/964317	Apr-27-2018			Apr-27-2038
TAOC	1316N-001800/US	Active Tire Force Vector	United States	Pending	Patent	16/110025	Aug-23-2018			Aug-23-2038
TAOC	2001E-001625/US	ACOUSTIC SYSTEM IDENTIFICATION USING ACOUSTIC MASKING	United States	Granted	Patent	09/195294	Nov-18-1998	6594365	Jul-15-2003	Nov-18-2018
TAOC	2001U-001626/US	STRAIGHT THROUGH MUFFLER WITH CONICALLY- ENDED OUTPUT PASSAGE	United States	Granted	Patent	09/339996	Jun-25-1999	6158546	Dec-12-2000	Jun-25-2019
TAOC	2001U-001630/US	METHOD AND APPRATUS FOR SEALING CANISTERS	United States	Granted	Patent	09/568632	May-10-2000	6446322	Sep-10-2002	May-10-2020
TAOC	2001U-001637/US	EMBOSSED SHELL FOR SPUN MUFFLERS	United States	Granted	Patent	10/373821	Feb-25-2003	6892855	May-17-2005	Feb-25-2023
TAOC	2001P-101639/CN/01	COMBINED MUFFLER / HEAT EXCHANGER	China	Granted	Patent	200580020805.1	Jun-21-2005	ZL200580020805.1	May-13-2009	Jun-21-2025
TAOC	2001P-101639/DE/01	COMBINED MUFFLER / HEAT EXCHANGER	Germany	Granted	Patent	11 2005 001 444.4	Jun-21-2005	11 2005 001 444	Mar-01-2012	Jun-21-2025
TAOC	2001P-101639/IN/01	COMBINED MUFFLER / HEAT EXCHANGER	India	Granted	Patent	7035/DELNP/2006	Jun-21-2005	271335	Feb-17-2016	Jun-21-2025
TAOC	2001P-101639/JP/01	COMBINED MUFFLER / HEAT EXCHANGER	Japan	Granted	Patent	2007-518178	Jun-21-2005	4621735	Nov-05-2010	Jun-21-2025
TAOC	2001P-101639/KR/01	COMBINED MUFFLER / HEAT EXCHANGER	South Korea	Granted	Patent	10-2006-7026182	Jun-21-2005	10-1177763	Aug-22-2012	Jun-21-2025
TAOC	2001U-001639/US	COMBINED MUFFLER / HEAT EXCHANGER	United States	Granted	Patent	10/876242	Jun-24-2004	7063134	Jun-20-2006	Jun-24-2024
TAOC	2001P-101644/IN/01	POST CALIBRATION CATALYTIC CONVERTER CANNING APPARATUS AND METHOD	India	Pending	Patent	4944/DELNP/2007	Jan-12-2006			Jan-12-2026
TAOC	2001U-001647/US	Selective catalyst reduction of nitrogen oxides with hydrogen	United States	Granted	Patent	11/269124	Nov-08-2005	7712308	May-11-2010	Nov-08-2025
TAOC	2001P-101658/BR/04	Snap action valve for Exhaust system	Brazil	Pending	Patent	PI0908042.2	Jan-13-2009			Jan-13-2029
TAOC	2001P-101658/BR/06	SNAP-ACTION VALVE FOR EXHAUST SYSTEM	Brazil	Pending	Patent	112013013079.2	Nov-28-2011			Nov-28-2031
TAOC	2001P-101658/CN/01	Snap action valve for Exhaust system	China	Granted	Patent	200780052009.5	Nov-02-2007	ZL2007800520095	Mar-28-2012	Nov-02-2027

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101658/CN/06	SNAP-ACTION VALVE FOR EXHAUST SYSTEM	China	Pending	Patent	US2011062179	Nov-28-2011	ZL2011800571341	Oct-19-2016	Nov-28-2031
TAOC	2001P-101658/DE/01	Snap action valve for Exhaust system	Germany	Granted	Patent	11 2007 003 404.1	Nov-02-2007	1120070034041	Mar-19-2015	Nov-02-2027
TAOC	2001P-101658/DE/04	Snap action valve for Exhaust system	Germany	Granted	Patent	11 2009 000 440.7	Jan-13-2009	112009000440	Oct-23-2014	Jan-13-2029
TAOC	2001P-101658/DE/06	SNAP-ACTION VALVE FOR EXHAUST SYSTEM	Germany	Granted	Patent	US2011062179	Nov-28-2011	2646661	Sep-20-2017	Nov-28-2031
TAOC	2001P-101658/EP/06	SNAP-ACTION VALVE FOR EXHAUST SYSTEM	European Patent	Granted	Patent	US2011062179	Nov-28-2011	2646661	Sep-20-2017	Nov-28-2031
TAOC	2001P-101658/IN/04	Snap action valve for Exhaust system	India	Granted	Patent	5793/DELNP/2010	Jan-13-2009	289053	Oct-31-2017	Jan-13-2029
TAOC	2001P-101658/IN/06	SNAP-ACTION VALVE FOR EXHAUST SYSTEM	India	Pending	Patent	US2011062179	Nov-28-2011			Nov-28-2031
TAOC	2001P-101658/JP/01	Snap action valve for Exhaust system	Japan	Granted	Patent	2009-553559	Nov-02-2007	5281022	May-31-2013	Nov-02-2027
TAOC	2001P-101658/JP/04	Snap action valve for Exhaust system	Japan	Granted	Patent	2010-549681	Jan-13-2009	5377524	Oct-04-2013	Jan-13-2029
TAOC	2001P-101658/KR/04	Snap action valve for Exhaust system	South Korea	Granted	Patent	10-2010-7019826	Jan-13-2009	10-1504894	Mar-17-2015	Jan-13-2029
TAOC	2001P-101658/KR/07	SNAP-ACTION VALVE FOR EXHAUST SYSTEM	South Korea	Pending	Patent	US2011062179	Nov-28-2011	101570971	Nov-17-2015	Nov-28-2031
TAOC	2001U-001658/US	Snap action valve for Exhaust system	United States	Granted	Patent	11/687151	Mar-16-2007	7434570	Oct-14-2008	Mar-16-2027
TAOC	2001U- 001658/US/COC	Snap action valve for Exhaust system	United States	Granted	Patent	12/139637	Jun-16-2008	8215103	Jul-10-2012	Jun-16-2028
TAOC	2001U- 001658/US/CPB	Snap action valve for Exhaust system	United States	Granted	Patent	12/041114	Mar-03-2008	7775322	Aug-17-2010	Mar-03-2028
TAOC	2001U- 001658/US/CPE	Snap action valve for Exhaust system	United States	Granted	Patent	12/955199	Nov-29-2010	8468813	Jun-25-2013	Nov-29-2030
TAOC	2001U-001660/TH	Catalytic Converter Mid Bed Insulation Ring	Thailand	Pending	Patent	0701006108	Nov-30-2007			Nov-30-2027
TAOC	2001U-001660/US/01	Catalytic Converter Mid Bed Insulation Ring	United States	Granted	Patent	11/856931	Sep-18-2007	7897117	Mar-01-2011	Sep-18-2027
TAOC	2001P-101661/IN/01	Diesel Particulate filter in-line application for large displacement engines	India	Pending	Patent	403MUMNP2020	Aug-07-2008			Aug-07-2028
TAOC	2001P-101662/CN/01	Exhaust Gas Cooling Pipe Design	China	Granted	Patent	200880104847.7	Aug-28-2008	ZL200880104847.7	Oct-17-2012	Aug-28-2028
TAOC	2001P-101662/DE/01	Exhaust Gas Cooling Pipe Design	Germany	Granted	Patent	11 2008 002 339.5	Aug-28-2008	11 2008 002 339	May-22-2014	Aug-28-2028
TAOC	2001P-101662/IN/01	Exhaust Gas Cooling Pipe Design	India	Pending	Patent	867CHENP2010	Aug-28-2008			Aug-28-2028
TAOC	2001P-101662/KR/01	Exhaust Gas Cooling Pipe Design	South Korea	Granted	Patent	10 2010-7004447	Aug-28-2008	10-1388625	Apr-17-2014	Aug-28-2028
TAOC	2001U-001662/US/01	Exhaust Gas Cooling Pipe Design	United States	Granted	Patent	12/200012	Aug-28-2008	7845465	Dec-07-2010	Aug-28-2028
TAOC	2001P-101663/DE/01	Chair Air Bypass for Aftertreatment Combustion Air Supply	Germany	Pending	Patent	11 2009 000 424.5	Jan-13-2009			Jan-13-2029
TAOC	2001P-101663/IN/01	Charged Air Bypass for Aftertreatment Combustion Air Supply	India	Pending	Patent	5792/DELNP/2010	Jan-13-2009			Jan-13-2029
TAOC	2001P-101663/JP/01	Charged Air Bypass for Aftertreatment Combustion Air Supply	Japan	Pending	Patent	2010-549682	Jan-13-2009			Jan-13-2029
TAOC	2001U-001663/US	Charged Air Bypass for Aftertreatment Combustion Air Supply	United States	Granted	Patent	12/041943	Mar-04-2008	7980061	Jul-19-2011	Mar-04-2028
TAOC	2001U- 001663/US/COB	Charged Air Bypass for Aftertreatment Combustion Air Supply	United States	Granted	Patent	13/171947	Jun-29-2011	8776504	Jul-15-2014	Oct-15-2028
TAOC	2001P-101665/BR/01	Snap Action Valve with Bumper Pad	Brazil	Pending	Patent	PI1006433.8	Mar-22-2010			Mar-22-2030

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101665/CN/01	Snap Action Valve with Bumper Pad	China	Granted	Patent	201080016686.3	Mar-22-2010	ZL201080016686.3	Apr-02-2014	Mar-22-2030
TAOC	2001P-101665/IN/01	Snap Action Valve with Bumper Pad	India	Pending	Patent	7240/CHENP/2011	Mar-22-2010			Mar-22-2030
TAOC	2001P-101665/JP/01	Snap Action Valve with Bumper Pad	Japan	Granted	Patent	2012-506043	Mar-22-2010	5638061	Oct-31-2014	Mar-22-2030
TAOC	2001P-101665/KR/01	Snap Action Valve with Bumper Pad	South Korea	Pending	Patent	10-2011-7023933	Mar-22-2010			Mar-22-2030
TAOC	2001P-101665/KR/02	Rotary Valve Assembly	South Korea	Granted	Patent	10-2016-7008403	Mar-30-2016	101652958	Aug-25-2016	Mar-30-2036
TAOC	2001U-001665/US	Snap Action Valve with Bumper Pad	United States	Granted	Patent	12/424915	Apr-16-2009	8191572	Jun-05-2012	Apr-16-2029
TAOC	2001P-101666/BR/01	SNAP ACTION VALVE WITH INERTIAL DAMPER	Brazil	Pending	Patent	PI1007720.0	May-07-2010			May-07-2030
TAOC	2001P-101666/CN/01	SNAP ACTION VALVE WITH INERTIAL DAMPER	China	Granted	Patent	201080022088.7	May-07-2010	ZL201080022088.7	May-21-2014	May-07-2030
TAOC	2001P-101666/DE/01	SNAP ACTION VALVE WITH INERTIAL DAMPER	Germany	Granted	Patent	11 2010 002 064.7	May-07-2010	1120100020647	Jan-04-2018	May-07-2030
TAOC	2001P-101666/IN/01	SNAP ACTION VALVE WITH INERTIAL DAMPER	India	Pending	Patent	7749/CHENP/2011	May-07-2010			May-07-2030
TAOC	2001P-101666/JP/01	SNAP ACTION VALVE WITH INERTIAL DAMPER	Japan	Granted	Patent	2012-511884	May-07-2010	5801797	Sep-04-2015	May-07-2030
TAOC	2001P-101666/KR/01	SNAP ACTION VALVE WITH INERTIAL DAMPER	South Korea	Pending	Patent	10-2011-7027830	May-07-2010			May-07-2030
TAOC	2001P-101666/KR/02	SNAP ACTION VALVE WITH INERTIAL DAMPER	South Korea	Granted	Patent	10-2015-7016675	May-07-2010	10-1609629	Mar-31-2016	May-07-2030
TAOC	2001P-101666/KR/03	SNAP ACTION VALVE WITH INERTIAL DAMPER	South Korea	Pending	Patent	PCT/US2010/034061	May-07-2010			May-07-2030
TAOC	2001U-001666/DE/02	SNAP ACTION VALVE WITH INERTIAL DAMPER	Germany	Granted	Patent	PCT/US2010/034061	May-07-2010	202010018591.2	Jan-07-2018	May-07-2030
TAOC	2001U-001666/US	SNAP ACTION VALVE WITH INERTIAL DAMPER	United States	Granted	Patent	12/470560	May-22-2009	7896130	Mar-01-2011	May-22-2029
TAOC	2001P-101667/BR/01	METHOD OF INSTALLING SNAP ACTION VALVE IN A CONDUIT	Brazil	Pending	Patent	PI1006594.6	Mar-22-2010			Mar-22-2030
TAOC	2001P-101667/CN/01	METHOD OF INSTALLING SNAP ACTION VALVE IN A CONDUIT	China	Granted	Patent	201080016938.2	Mar-22-2010	ZL 201080016938.2	Jan-15-2014	Mar-22-2030
TAOC	2001P-101667/DE/01	METHOD OF INSTALLING SNAP ACTION VALVE IN A CONDUIT	Germany	Granted	Patent	11 2010 001 634.8	Mar-22-2010	1120100016348	Feb-21-2013	Mar-22-2030
TAOC	2001P-101667/IN/01	METHOD OF INSTALLING SNAP ACTION VALVE IN A CONDUIT	India	Pending	Patent	7369/CHENP/2011	Mar-22-2010			Mar-22-2030
TAOC	2001P-101667/JP/01	METHOD OF INSTALLING SNAP ACTION VALVE IN A CONDUIT	Japan	Granted	Patent	2012-506045	Mar-22-2010	5498567	Mar-14-2014	Mar-22-2030
TAOC	2001P-101667/KR/01	METHOD OF INSTALLING SNAP ACTION VALVE IN A CONDUIT	South Korea	Granted	Patent	10-2011-7024199	Mar-22-2010	10513238	Apr-13-2015	Mar-22-2030
TAOC	2001U-001667/US	METHOD OF INSTALLING SNAP ACTION VALVE IN A CONDUIT	United States	Granted	Patent	12/424783	Apr-16-2009	8381401	Feb-26-2013	Apr-16-2029
TAOC	2001P-101668/CN/01	Snapper Valve for Hot End Systems with Burners	China	Granted	Patent	201180008119.8	Feb-23-2011	ZL2011800081198	Jun-24-2015	Feb-23-2031
TAOC	2001P-101668/DE/01	Snapper Valve for Hot End Systems with Burners	Germany	Pending	Patent	11 2011 100697.7	Feb-23-2011			Feb-23-2031
TAOC	2001P-101668/IN/01	Snapper Valve for Hot End Systems with Burners	India	Pending	Patent	5788/CHENP/2012	Feb-23-2011			Feb-23-2031
TAOC	2001P-101668/TH/01	Snapper Valve for Hot End Systems with Burners	Thailand	Pending	Patent	1201004244	Feb-23-2011			Feb-23-2031
TAOC	2001U-001668/US	Snapper Valve for Hot End Systems with Burners	United States	Granted	Patent	12/712395	Feb-25-2010	8353153	Jan-15-2013	Feb-25-2030
TAOC	2001P-101669/CN/01	09-0370 Ultrasonic Acoustic Emissions to Detect Substrate Fracture	China	Pending	Patent	201180025387.0	May-13-2011			May-13-2031

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101669/IN/01	09-0370 Ultrasonic Acoustic Emissions to Detect Substrate Fracture	India	Pending	Patent	9258/CHENP/2012	May-13-2011			May-13-2031
TAOC	2001U-001669/US	09-0370 Ultrasonic Acoustic Emissions to Detect Substrate Fracture	United States	Granted	Patent	12/788882	May-27-2010	8281661	Oct-09-2012	May-27-2030
TAOC	2001P-101671/BR/02	On Vehicle NOx aftertreatment system	Brazil	Pending	Patent	112012019611.1	Feb-16-2011			Feb-16-2031
TAOC	2001P-101671/IN/02	On Vehicle NOx aftertreatment system	India	Pending	Patent	7634/CHENP/2012	Feb-16-2011			Feb-16-2031
TAOC	2001U-001671/US	On Vehicle NOx aftertreatment system	United States	Granted	Patent	12/773314	May-04-2010	8381514	Feb-26-2013	May-04-2030
TAOC	2001P-101672/TH/01	Inverted Exhaust Gas Treatment Injector	Thailand	Pending	Patent	1201005772	May-02-2011			May-02-2031
TAOC	2001P-101673/IN/01	Exhaust Gas Stream Vortex Breaker	India	Pending	Patent	2445/CHENP/2013	Oct-18-2011			Oct-18-2031
TAOC	2001P-101673/TH/01	Exhaust Gas Stream Vortex Breaker	Thailand	Pending	Patent	1301002084	Oct-18-2011			Oct-18-2031
TAOC	2001U-001673/US/01	Exhaust Gas Stream Vortex Breaker	United States	Granted	Patent	12/907421	Oct-19-2010	8438839	May-14-2013	Oct-19-2030
TAOC	2001P-101676/IN/01	HIGH VOLUME EXHAUST GAS TREATMENT SYSTEM	India	Pending	Patent	2897/CHENP/2013	Oct-18-2011			Oct-18-2031
TAOC	2001P-101676/KR/01	HIGH VOLUME EXHAUST GAS TREATMENT SYSTEM	South Korea	Pending	Patent	10-2013-7010696	Oct-18-2011			Oct-18-2031
TAOC	2001P-101676/KR/02	HIGH VOLUME EXHAUST GAS TREATMENT SYSTEM	South Korea	Granted	Patent	1020157015585	Jun-11-2015	101548494	Aug-25-2015	Jun-11-2035
TAOC	2001P-101677/BR/01	Exhaust Treatment Device Insulation System	Brazil	Pending	Patent	112013013280.9	Nov-15-2011			Nov-15-2031
TAOC	2001P-101677/CN/01	Exhaust Treatment Device Insulation System	China	Pending	Patent	201180057343.6	Nov-15-2011			Nov-15-2031
TAOC	2001P-101677/IN/01	Exhaust Treatment Device Insulation System	India	Pending	Patent	3650/CHENP/2013	Nov-15-2011			Nov-15-2031
TAOC	2001U-001677/DE	Exhaust Treatment Device Insulation System	Germany	Pending	Patent		Nov-15-2011			Nov-15-2031
TAOC	2001P-101679/BR/01	Inlet for Exhaust Treatment Device	Brazil	Pending	Patent	112013012354.0	Nov-15-2011			Nov-15-2031
TAOC	2001P-101679/DE/01	Inlet for Exhaust Treatment Device	Germany	Pending	Patent	11 2011 103 815.1	Nov-15-2011			Nov-15-2031
TAOC	2001P-101679/IN/01	Inlet for Exhaust Treatment Device	India	Pending	Patent	3618/CHENP/2013	Nov-15-2011			Nov-15-2031
TAOC	2001U-001679/US	Inlet for Exhaust Treatment Device	United States	Granted	Patent	12/948974	Nov-18-2010	8464516	Jun-18-2013	Nov-18-2030
TAOC	2001P-101680/IN/01	Axial Exhaust Inlet / Outlet Configuration for T.R.U.E.-Clean	India	Pending	Patent	5680/CHENP/2013	Jan-27-2012			Jan-27-2032
TAOC	2001P-101680/KR/01	Axial Exhaust Inlet / Outlet Configuration for T.R.U.E.-Clean	South Korea	Granted	Patent	10-2013-7019637	Jan-27-2012	101551618	Sep-03-2015	Jan-27-2032
TAOC	2001P-101680/TH/01	Axial Exhaust Inlet / Outlet Configuration for T.R.U.E.-Clean	Thailand	Pending	Patent	1301004247	Jan-27-2012			Jan-27-2032
TAOC	2001U-001680/US	Co Axial Exhaust Inlet / Outlet Configuration for T.R.U.E.-Clean	United States	Granted	Patent	13/316872	Dec-12-2011	8656708	Feb-25-2014	Dec-12-2031
TAOC	2001U- 001680/US/COB	Axial Exhaust Inlet / Outlet Configuration for T.R.U.E.-Clean	United States	Granted	Patent	14/177255	Feb-11-2014	9140158	Sep-22-2015	Dec-12-2031
TAOC	2001P-101682/CN/01	Tank Air Interchange Normalizing Tube	China	Granted	Patent	201180058572.X	Dec-07-2011	ZL201180058572.X	Jul-22-2015	Dec-07-2031
TAOC	2001P-101682/DE/01	Tank Air Interchange Normalizing Tube	Germany	Granted	Patent	11 2011 104 219.1	Dec-07-2011	1120111042191	Aug-04-2016	Dec-07-2031
TAOC	2001P-101682/IN/01	Tank Air Interchange Normalizing Tube	India	Pending	Patent	3765/CHENP/2013	Dec-07-2011			Dec-07-2031
TAOC	2001P-101682/JP/01	Tank Air Interchange Normalizing Tube	Japan	Granted	Patent	2013-543296	Dec-07-2011	5736466	Apr-24-2015	Dec-07-2031

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101682/TH/01	Tank Air Interchange Normalizing Tube	Thailand	Granted	Patent	1301002980	Dec-07-2011	42285	Dec-09-2014	Dec-07-2031
TAOC	2001U-001682/US	Reagent Tank Normalizing System	United States	Granted	Patent	13/274408	Oct-17-2011	8402750	Mar-26-2013	Oct-17-2031
TAOC	2001P-101683/CN/01	Exhaust Aftertreatment Device With Integrated Shell And Baffle	China	Granted	Patent	201280011773.9	Feb-27-2012	ZL20180011739	Jun-29-2016	Feb-27-2032
TAOC	2001P-101683/IN/01	Exhaust Aftertreatment Device With Integrated Shell And Baffle	India	Pending	Patent	1570/MUMNP/2013	Feb-27-2012			Feb-27-2032
TAOC	2001P-101683/JP/01	Exhaust Aftertreatment Device With Integrated Shell And Baffle	Japan	Granted	Patent	2013-557748	Feb-27-2012	5796093	Aug-21-2015	Feb-27-2032
TAOC	2001P-101683/KR/01	Exhaust Aftertreatment Device With Integrated Shell And Baffle	South Korea	Granted	Patent	10-2013-7025693	Feb-27-2012	101521965	May-14-2015	Feb-27-2032
TAOC	2001P-101683/TH/01	Exhaust Aftertreatment Device With Integrated Shell And Baffle	Thailand	Pending	Patent	1301004844	Feb-27-2012			Feb-27-2032
TAOC	2001U-001683/US	Exhaust Aftertreatment Device With Integrated Shell And Baffle	United States	Granted	Patent	13/040623	Mar-04-2011	8609030	Dec-17-2013	Mar-04-2031
TAOC	2001U- 001683/US/COB	Exhaust Aftertreatment Device With Integrated Shell And Baffle	United States	Granted	Patent	14/075095	Nov-08-2013	8784742	Jul-22-2014	Nov-08-2033
TAOC	2001U- 001683/US/COC	Exhaust Aftertreatment Device With Integrated Shell And Baffle	United States	Granted	Patent	14/326727	Jul-09-2014	9005535	Apr-14-2015	Jul-09-2034
TAOC	2001P-101684/CN/01	Tri-Flow Exhaust Treatment Device with Reductant Mixing Tube	China	Granted	Patent	201280012298.7	Feb-27-2012	201800122987	May-25-2016	Feb-27-2032
TAOC	2001P-101684/IN/01	Tri-Flow Exhaust Treatment Device with Reductant Mixing Tube	India	Pending	Patent	1572/MUMNP/2013	Feb-27-2012			Feb-27-2032
TAOC	2001P-101684/JP/01	Tri-Flow Exhaust Treatment Device with Reductant Mixing Tube	Japan	Granted	Patent	2013-557749	Feb-27-2012	5675028	Jan-09-2015	Feb-27-2032
TAOC	2001P-101684/JP/02	Tri-Flow Exhaust Treatment Device With Reductant Mixing Tube	Japan	Granted	Patent	2014-259596	Feb-27-2012	5987050	Aug-12-2016	Feb-27-2032
TAOC	2001P-101684/KR/01	Tri-Flow Exhaust Treatment Device with Reductant Mixing Tube	South Korea	Granted	Patent	10-2013-7026509	Feb-27-2012	101531603	Jun-19-2015	Feb-27-2032
TAOC	2001P-101684/TH/01	Tri-Flow Exhaust Treatment Device with Reductant Mixing Tube	Thailand	Pending	Patent	1301004922	Feb-27-2012			Feb-27-2032
TAOC	2001U-001684/US	Tri-Flow Exhaust Treatment Device with Reductant Mixing Tube	United States	Granted	Patent	13/043889	Mar-09-2011	8776509	Jul-15-2014	Mar-09-2031
TAOC	2001U- 001684/US/COB	Tri-Flow Exhaust Treatment Device with Reductant Mixing Tube	United States	Granted	Patent	14/326739	Jul-09-2014	9759108	Sep-12-2017	Mar-09-2031
TAOC	2001P-101685/CN/01	Poka-Yoke Mounting System for an Exhaust Treatment Device	China	Granted	Patent	201280011526.9	Feb-27-2012	201800115269	May-18-2016	Feb-27-2032
TAOC	2001P-101685/CN/02	DPF Box with Poki Yoke	China	Pending	Patent	201610239346.6	Apr-18-2016			Feb-27-2032
TAOC	2001P-101685/IN/01	Poka-Yoke Mounting System for an Exhaust Treatment Device	India	Pending	Patent	1571/MUMNP/2013	Feb-27-2012			Feb-27-2032
TAOC	2001P-101685/JP/01	Poka-Yoke Mounting System for an Exhaust Treatment Device	Japan	Granted	Patent	2013-556760	Feb-27-2012	5689187	Feb-06-2015	Feb-27-2032
TAOC	2001P-101685/TH/01	Poka-Yoke Mounting System for an Exhaust Treatment Device	Thailand	Pending	Patent	1301004823	Feb-27-2012			Feb-27-2032
TAOC	2001U-001685/US	Poka-Yoke Mounting System for an Exhaust Treatment Device	United States	Granted	Patent	13/039559	Mar-03-2011	8561395	Oct-22-2013	Mar-03-2031
TAOC	2001U- 001685/US/COC	Poka-Yoke Mounting System for an Exhaust Treatment Device	United States	Granted	Patent	14/823161	Aug-11-2015	9664101	May-30-2017	Oct-21-2033
TAOC	2001U- 001685/US/DVB	Poka-Yoke Mounting System for an Exhaust Treatment Device	United States	Granted	Patent	14/058342	Oct-21-2013	9151198	Oct-06-2015	Oct-21-2033
TAOC	2001P-101694/CN/01	Reductant Injection Control System	China	Granted	Patent	201280038254.1	Jul-19-2012	ZL2012800382541	Mar-08-2017	Jul-19-2032
TAOC	2001P-101694/DE/01	RReductant Injection Control System	Germany	Pending	Patent	11 2012 003 259.4	Jul-19-2012			Jul-19-2032

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101694/IN/01	RReductant Injection Control System	India	Pending	Patent	713/CHENP/2014	Jul-19-2012			Jul-19-2032
TAOC	2001P-101694/KR/01	RReductant Injection Control System	South Korea	Granted	Patent	10-2014-7005754	Jul-19-2012	101551773	Sep-03-2015	Jul-19-2032
TAOC	2001P-101694/TH/01	RReductant Injection Control System	Thailand	Pending	Patent	1401000542	Jul-19-2012			Jul-19-2032
TAOC	2001U-001694/US	Reductant Injection Control System	United States	Granted	Patent	13/198952	Aug-05-2011	8635854	Jan-28-2014	Aug-05-2031
TAOC	2001U-001697/US	Leaf Spring Bracket	United States	Granted	Patent	13/154529	Jun-07-2011	8690115	Apr-08-2014	Jun-07-2031
TAOC	2001P-101698/CN/01	Pre-Injection Flow Modifier	China	Granted	Patent	201280043884.8	Aug-29-2012	ZL2012800438848	Aug-01-2017	Aug-29-2032
TAOC	2001P-101698/CN/02	Pre-Injection Flow Modifier	China	Pending	Patent	2017105849121	Aug-29-2012			Aug-29-2032
TAOC	2001P-101698/CN/03	In-Line Flow Diverter	China	Pending	Patent	PCT/US2015/017220	Feb-24-2015			Feb-24-2035
TAOC	2001P-101698/CN-04	Pre-Injection Flow Modifier	China	Pending	Patent	201611110849.X	Dec-02-2016			Dec-02-2036
TAOC	2001P-101698/DE/01	Pre-Injection Flow Modifier	Germany	Pending	Patent	11 2012 003 742.1	Aug-29-2012			Aug-29-2032
TAOC	2001P-101698/DE/03	In-Line Flow Diverter	Germany	Pending	Patent	PCT/US2015/017220	Feb-24-2015			Feb-24-2035
TAOC	2001P-101698/IN/01	Pre-Injection Flow Modifier	India	Pending	Patent	967/CHENP/2014	Aug-29-2012			Aug-29-2032
TAOC	2001P-101698/IN/03	In-Line Flow Diverter	India	Pending	Patent	PCT/US2015/017220	Feb-24-2015			Feb-24-2035
TAOC	2001P-101698/JP/01	Pre-Injection Flow Modifier	Japan	Pending	Patent	2014-529765	Aug-29-2012			Aug-29-2032
TAOC	2001P-101698/KR/01	Pre-Injection Flow Modifier	South Korea	Granted	Patent	10-2014-7008739	Aug-29-2012	10-1610707	Apr-04-2016	Aug-29-2032
TAOC	2001P-101698/TH/01	Pre-Injection Flow Modifier	Thailand	Pending	Patent	1401001124	Aug-29-2012			Aug-29-2032
TAOC	2001U-001698/DE/04	Pre-Injection Flow Modifier	Germany	Pending	Patent	1020161233137	Dec-02-2016			Dec-02-2036
TAOC	2001U-001698/IN/04	Pre-Injection Flow Modifier	India	Pending	Patent	201624041122	Dec-01-2016			Dec-01-2036
TAOC	2001U-001698/US	Pre-Injection Flow Modifier	United States	Granted	Patent	13/227952	Sep-08-2011	8677738	Mar-25-2014	Sep-08-2031
TAOC	2001U- 001698/US/CPB	Pre-Injection Flow Modifier	United States	Granted	Patent	14/193499	Feb-28-2014	9347355	May-24-2016	Feb-28-2034
TAOC	2001U- 001698/US/CPD	Pre-Injection Flow Modifier	United States	Granted	Patent	14/956727	Dec-02-2015	9726063	Aug-08-2017	Feb-28-2034
TAOC	2001U- 001698/US/DVE	Pre-Injection Flow Modifier	United States	Granted	Patent	15/148179	May-06-2016	10077702	Sep-18-2018	Feb-28-2034
TAOC	2001P-101700/CN/01	Exhaust Gas Aftertreatment System for Engines Equipped with Exhaust Gas Recirculation EQUIPPED WITH EXHAUST GAS RECIRCULATION	China	Pending	Patent	PCT/US2012/053633	Sep-04-2012			Sep-04-2032
TAOC	2001P-101702/CN/01	ExhausTreatment Device with Integral Mount	China	Granted	Patent	201280053844.1	Sep-04-2012	ZL2012800538441	Feb-17-2017	Sep-04-2032
TAOC	2001P-101702/CN/04	ExhausTreatment Device with Integral Mount	China	Pending	Patent	PCT/US2015/027908	Apr-28-2015			Apr-28-2035
TAOC	2001P-101702/DE/01	ExhausTreatment Device with Integral Mount	Germany	Pending	Patent	11 2012 004 198.4	Sep-04-2012			Sep-04-2032
TAOC	2001P-101702/DE/04	ExhausTreatment Device with Integral Mount	Germany	Granted	Patent	PCT/US2015/027908	Apr-28-2015	1120120041984	Feb-22-2018	Apr-28-2035
TAOC	2001P-101702/IN/01	ExhausTreatment Device with Integral Mount	India	Pending	Patent	574/MUMNP/2014	Sep-04-2012			Sep-04-2032

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101702/JP/01	ExhausTreatment Device with Integral Mount	Japan	Granted	Patent	2014-534570	Sep-04-2012	5985647	Aug-12-2016	Sep-04-2032
TAOC	2001P-101702/KR/01	ExhausTreatment Device with Integral Mount	South Korea	Granted	Patent	10-2014-7011523	Sep-04-2012	10-1623511	May-17-2016	Sep-04-2032
TAOC	2001P- 101702/WO/POD-IN	ExhausTreatment Device with Integral Mount	India	Pending	Patent	PCT/US2015/027908	Apr-28-2015			Apr-28-2035
TAOC	2001P- 101702/WO/POD-JP	ExhausTreatment Device with Integral Mount	Japan	Pending	Patent	PCT/US2015/027908	Apr-28-2015			Apr-28-2035
TAOC	2001U-001702/US	ExhausTreatment Device with Integral Mount	United States	Granted	Patent	13/268124	Oct-07-2011	8721977	May-13-2014	Oct-07-2031
TAOC	2001U- 001702/US/COC	ExhausTreatment Device with Integral Mount	United States	Granted	Patent	14/619613	Feb-11-2015	9140174	Sep-22-2015	Oct-07-2031
TAOC	2001U- 001702/US/CPB	ExhausTreatment Device with Integral Mount	United States	Granted	Patent	14/274818	May-12-2014	9163549	Oct-20-2015	Oct-07-2031
TAOC	2001P-101703/CN/01	Threaded Mount for injectors	China	Pending	Patent	201280057185.9	Nov-20-2012			Nov-20-2032
TAOC	2001P-101703/KR/01	Threaded Mount for injectors	South Korea	Pending	Patent	10-2014-7016598	Nov-20-2012			Nov-20-2032
TAOC	2001P-101703/TH/01	Threaded Mount for injectors	Thailand	Pending	Patent	1401002696	Nov-20-2012			Nov-20-2032
TAOC	2001P-101704/CN/01	XNOX Common rail	China	Granted	Patent	201380032123.7	Jun-05-2013	ZL2013800321237	Aug-08-2017	Jun-05-2033
TAOC	2001P-101704/IN/01	Common Rail Reductant Injection System	India	Pending	Patent	8276/CHENP/2014	Jun-05-2013			Jun-05-2033
TAOC	2001P-101704/JP/01	Common Rail Reductant Injection System	Japan	Pending	Patent	2015518423	Jun-05-2013			Jun-05-2033
TAOC	2001P-101704/KR/01	XNOX Common rail 1	South Korea	Pending	Patent	10-2014-7033098	Jun-05-2013			Jun-05-2033
TAOC	2001P-101704/TH/01	Common Rail Reductant Injection System	Thailand	Pending	Patent	1401007395	Jun-05-2013			Jun-05-2033
TAOC	2001P-101705/BR/01	Peak and Hold Voltage Peak and Hold Threshold Control	Brazil	Pending	Patent	112014013884.2	Nov-20-2012			Nov-20-2032
TAOC	2001P-101705/CN/01	Peak and Hold Voltage Peak and Hold Threshold Control	China	Granted	Patent	201280059848.0	Nov-20-2012	201280059848.0	Jun-22-2016	Nov-20-2032
TAOC	2001P-101705/DE/01	Peak and Hold Voltage Peak and Hold Threshold Control	Germany	Pending	Patent	11 2012 005 108.5	Nov-20-2012			Nov-20-2032
TAOC	2001P-101705/IN/01	Peak and Hold Voltage Peak and Hold Threshold Control	India	Pending	Patent	3630/CHENP/2014	Nov-20-2012			Nov-20-2032
TAOC	2001P-101705/JP/01	Peak and Hold Voltage Peak and Hold Threshold Control	Japan	Pending	Patent	2014-545926	Nov-20-2012			Nov-20-2032
TAOC	2001P-101705/KR/01	Peak and Hold Voltage Peak and Hold Threshold Control	South Korea	Granted	Patent	10-2014-7015136	Nov-20-2012	101590927	Jan-27-2016	Nov-20-2032
TAOC	2001P-101705/KR/02	Peak and Hold Voltage Peak and Hold Threshold Control	South Korea	Granted	Patent	1020167002350	Jan-27-2016	10-1661631	Sep-26-2016	Jan-27-2036
TAOC	2001P-101705/TH/01	Peak and Hold Voltage Peak and Hold Threshold Control	Thailand	Pending	Patent	1401003109	Nov-20-2012			Nov-20-2032
TAOC	2001U-001705/US	Reagent Injector Control System	United States	Granted	Patent	13/311806	Dec-06-2011	8701389	Apr-22-2014	Dec-06-2031
TAOC	2001P-101706/CN/01	Exhaust Treatment Secondary Air Supply System	China	Pending	Patent	201380013925.3	Jan-30-2013			Jan-30-2033
TAOC	2001P-101706/IN/01	Exhaust Treatment Secondary Air Supply System	India	Pending	Patent	6456/CHENP/2014	Jan-30-2013			Jan-30-2033
TAOC	2001P-101706/JP/01	Exhaust Treatment Secondary Air Supply System	Japan	Pending	Patent	2014-560915	Jan-30-2013			Jan-30-2033
TAOC	2001P-101706/KR/01	Exhaust Treatment Secondary Air Supply System	South Korea	Pending	Patent	10-2014-7025352	Jan-30-2013			Jan-30-2033

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001U-001706/TH/01	Exhaust Treatment Secondary Air Supply System	Thailand	Pending	Patent	1401005393	Jan-30-2013			Jan-30-2033
TAOC	2001U-001706/US	Exhaust Treatment Secondary Air Supply System	United States	Granted	Patent	13/420982	Mar-15-2012	9133743	Sep-15-2015	Mar-15-2032
TAOC	2001P-101707/BR/01	Pitot tube connection for thermal growth	Brazil	Pending	Patent	112014013885.0	Dec-07-2012			Dec-07-2032
TAOC	2001P-101707/CN/01	Pitot tube connection for thermal growth	China	Pending	Patent	201280060481.4	Dec-07-2012			Dec-07-2032
TAOC	2001P-101707/DE/01	Pitot tube connection for thermal growth	Germany	Pending	Patent	11 2012 005 121.1	Dec-07-2012			Dec-07-2032
TAOC	2001P-101707/IN/01	Pitot tube connection for thermal growth	India	Pending	Patent	3628/CHENP/2014	Dec-07-2012			Dec-07-2032
TAOC	2001P-101707/JP/01	Pitot tube connection for thermal growth	Japan	Pending	Patent	2014-546127	Dec-07-2012			Dec-07-2032
TAOC	2001P-101707/KR/01	Pitot tube connection for thermal growth	South Korea	Pending	Patent	10-2014-7015226	Dec-07-2012			Dec-07-2032
TAOC	2001P-101707/TH/01	Pitot tube connection for thermal growth	Thailand	Pending	Patent	1401003070	Dec-07-2012			Dec-07-2032
TAOC	2001P-101709/CN/01	Fully insulated Exhaust Treatment Device	China	Granted	Patent	PCT/US2013/020020	Jan-03-2013	ZL2013800046776	Dec-14-2016	Jan-03-2033
TAOC	2001P-101709/IN/01	Fully insulated Exhaust Treatment Device	India	Pending	Patent	PCT/US2013/020020	Jan-03-2013			Jan-03-2033
TAOC	2001P-101709/JP/01	Fully insulated Exhaust Treatment Device	Japan	Pending	Patent	PCT/US2013/020020	Jan-03-2013			Jan-03-2033
TAOC	2001P-101709/KR/01	Fully insulated Exhaust Treatment Device	South Korea	Pending	Patent	PCT/US2013/020020	Jan-03-2013			Jan-03-2033
TAOC	2001P-101709/TH/01	Fully insulated Exhaust Treatment Device	Thailand	Pending	Patent	PCT/US2013/020020	Jan-03-2013			Jan-03-2033
TAOC	2001P-101711/CN/01	Coaxial Flow Injector	China	Pending	Patent	201380024479.6	Apr-24-2013			Apr-24-2033
TAOC	2001P-101711/CN/02	Coaxial Flow Injector	China	Pending	Patent	201710433058.9	Apr-24-2013			Apr-24-2033
TAOC	2001P-101711/DE/01	Coaxial Flow Injector with Coaxial Supply and Return Lines.pdf	Germany	Granted	Patent	112013002372.5	Apr-24-2013	112013002372.5	Dec-11-2017	Apr-24-2033
TAOC	2001P-101711/IN/01	Coaxial Flow Injector with Coaxial Supply and Return Lines.pdf	India	Pending	Patent	7243/CHENP/2014	Apr-24-2013			Apr-24-2033
TAOC	2001P-101711/JP/01	Coaxial Flow Injector with Coaxial Supply and Return Lines.pdf	Japan	Granted	Patent	2015-511496	Apr-24-2013	6085672	Feb-03-2017	Apr-24-2033
TAOC	2001P-101711/KR/01	Coaxial Flow Injector with Coaxial Supply and Return Lines.pdf	South Korea	Pending	Patent	10-2014-7028258	Apr-24-2013			Apr-24-2033
TAOC	2001P-101711/TH/01	Coaxial Flow Injector with Coaxial Supply and Return Lines.pdf	Thailand	Pending	Patent	1401006631	Apr-24-2013			Apr-24-2033
TAOC	2001U-001711/US	Coaxial Flow Injector with Coaxial Supply and Return Lines.pdf	United States	Granted	Patent	13/468614	May-10-2012	8910884	Dec-16-2014	May-10-2032
TAOC	2001U- 001711/US/COB	Coaxial Flow Injector with Coaxial Supply and Return Lines.pdf	United States	Granted	Patent	14/564450	Dec-09-2014	9759113	Sep-12-2017	May-10-2032
TAOC	2001P-101712/CN/01	Fluid injector with an inlet below the coil for non- compromised flux and flow paths	China	Granted	Patent	201380022496.6	Apr-24-2013	ZL201380022496.6	Jun-30-2017	Apr-24-2033
TAOC	2001P-101712/DE/01	Fluid injector with an inlet below the coil for non- compromised flux and flow paths	Germany	Pending	Patent	US2013037939	Apr-24-2013			Apr-24-2033
TAOC	2001P-101712/IN/01	Fluid injector with an inlet below the coil for non- compromised flux and flow paths	India	Pending	Patent	US2013037939	Apr-24-2013			Apr-24-2033
TAOC	2001P-101712/JP/01	Reagent Injector	Japan	Granted	Patent	US2013037939	Apr-24-2013	5947457	Dec-10-2016	Apr-24-2033

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101712/JP/02	Fluid injector with an inlet below the coil for non- compromised flux and flow paths	Japan	Pending	Patent	PCT/US2013/037939	Apr-24-2013			Apr-24-2033
TAOC	2001P-101712/KR/01	Fluid injector with an inlet below the coil for non- compromised flux and flow paths	South Korea	Pending	Patent	US2013037939	Apr-24-2013			Apr-24-2033
TAOC	2001P-101712/TH/01	Fluid injector with an inlet below the coil for non- compromised flux and flow paths	Thailand	Pending	Patent	US2013037939	Apr-24-2013			Apr-24-2033
TAOC	2001U-001712/US	Reagent Injector	United States	Granted	Patent	13/465281	May-07-2012	8978364	Mar-17-2015	May-07-2032
TAOC	2001U- 001712/US/COB	Reagent Injector	United States	Pending	Patent	14/619543	Feb-11-2015			May-07-2032
TAOC	2001P-101713/CN/01	DPF Thermal slip joint	China	Pending	Patent	201380044473.5	Jul-12-2013			Jul-12-2033
TAOC	2001P-101713/IN/01	Exhaust Component Mounting System	India	Pending	Patent	912/CHENP/2015	Jul-12-2013			Jul-12-2033
TAOC	2001P-101713/JP/01	Exhaust Component Mounting System	Japan	Pending	Patent	2015-528467	Jul-12-2013			Jul-12-2033
TAOC	2001P-101713/KR/01	Exhaust Component Mounting System	South Korea	Pending	Patent	10-2015-7006336	Jul-12-2013			Jul-12-2033
TAOC	2001P-101713/TH/01	Exhaust Component Mounting System	Thailand	Pending	Patent	1501000906	Jul-12-2013			Jul-12-2033
TAOC	2001P-101714/CN/01	Method for Mixing an Exhaust Gas Flow	China	Granted	Patent	201380042168.2	Jul-24-2013	ZL2013800421682	Sep-05-2017	Jul-24-2033
TAOC	2001P-101714/CN/02	Improvement to EUEC 2 stage mixer ref ( EUEC- 9100)	China	Pending	Patent	201710676165.4	Aug-09-2017			Jul-24-2033
TAOC	2001P-101714/CN/04	Improvement to EUEC 2 stage mixer ref ( EUEC- 9100)	China	Granted	Patent	PCT/US2014/066355	Nov-19-2014	201480064128-2	Jul-17-2018	Nov-19-2034
TAOC	2001P-101714/DE/01	Method for Mixing an Exhaust Gas Flow	Germany	Pending	Patent	112013004008.5	Jul-24-2013			Jul-24-2033
TAOC	2001P-101714/DE/04	Improvement to EUEC 2 stage mixer ref ( EUEC- 9100)	Germany	Pending	Patent	PCT/US2014/066355	Nov-19-2014			Nov-19-2034
TAOC	2001P-101714/IN/01	Improvement to EUEC 2 stage mixer ref ( EUEC- 9100)	India	Pending	Patent	PCT/US2013/051773	Jul-24-2013			Jul-24-2033
TAOC	2001P-101714/JP/01	Method for Mixing an Exhaust Gas Flow	Japan	Granted	Patent	2015-526555	Jul-24-2013	6114391	Mar-24-2017	Jul-24-2033
TAOC	2001P-101714/JP/02	Improvement to EUEC 2 stage mixer ref ( EUEC- 9100)	Japan	Granted	Patent	PCT/US2013/051773	Jul-24-2013	6298493	Mar-02-2018	Jul-24-2033
TAOC	2001P-101714/KR/01	Method for Mixing an Exhaust Gas Flow	South Korea	Granted	Patent	10-2015-7005667	Jul-24-2013	101696203	Jan-09-2017	Jul-24-2033
TAOC	2001P-101714/KR/02	Improvement to EUEC 2 stage mixer ref ( EUEC- 9100)	South Korea	Granted	Patent	1020177000038	Jul-24-2013	KR101808162	Dec-06-2017	Jul-24-2033
TAOC	2001P-101714/KR/03	Improvement to EUEC 2 stage mixer ref ( EUEC- 9100)	South Korea	Pending	Patent	10-2017-7034383	Nov-28-2017			Jul-24-2033
TAOC	2001P-101714/TH/01	Method for Mixing an Exhaust Gas Flow	Thailand	Pending	Patent	1501000690	Jul-24-2013			Jul-24-2033
TAOC	2001U-001714/US	Improvement to EUEC 2 stage mixer ref ( EUEC- 9100)	United States	Granted	Patent	13/571542	Aug-10-2012	8939638	Jan-27-2015	Apr-21-2029
TAOC	2001U- 001714/US/COE	Improvement to EUEC 2 stage mixer ref ( EUEC- 9100)	United States	Granted	Patent	14/799081	Jul-14-2015	9975093	May-22-2018	Apr-21-2029
TAOC	2001U- 001714/US/CPB	Improvement to EUEC 2 stage mixer ref ( EUEC- 9100)	United States	Granted	Patent	14/089822	Nov-26-2013	9095827	Aug-04-2015	Apr-21-2029
TAOC	2001U- 001714/US/DVC	Improvement to EUEC 2 stage mixer ref ( EUEC- 9100)	United States	Granted	Patent	14/325460	Jul-08-2014	9440204	Sep-13-2016	Apr-21-2029
TAOC	2001P-101715/CN/01	Reagent Injector with Crimped Pintle	China	Pending	Patent	201380046615.1	Jul-12-2013			Jul-12-2033
TAOC	2001P-101715/IN/01	Reagent Injector with Crimped Pintle	India	Pending	Patent	812/CHENP/2015	Jul-12-2013			Jul-12-2033

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101715/KR/01	Reagent Injector with Crimped Pintle	South Korea	Pending	Patent	10-2015-7004768	Jul-12-2013			Jul-12-2033
TAOC	2001P-101715/TH/01	Reagent Injector with Crimped Pintle	Thailand	Pending	Patent	1501001256	Jul-12-2013			Jul-12-2033
TAOC	2001U-001715/US	Reagent Injector with Crimped Pintle	United States	Granted	Patent	13/606409	Sep-07-2012	8998116	Apr-07-2015	Sep-07-2032
TAOC	2001P-101716/CN/01	Injector With Capillary Aerosol Generator	China	Pending	Patent	201380056388.0	Oct-22-2013			Oct-22-2033
TAOC	2001P-101716/IN/01	Injector With Capillary Aerosol Generator	India	Pending	Patent	2228/CHENP/2015	Oct-22-2013			Oct-22-2033
TAOC	2001P-101716/JP/01	Injector with Capillary Aerosol Generator	Japan	Pending	Patent	2015539705	Oct-22-2013			Oct-22-2033
TAOC	2001P-101716/KR/01	Injector With Capillary Aerosol Generator	South Korea	Pending	Patent	1020157013985	Oct-22-2013			Oct-22-2033
TAOC	2001P-101716/TH/01	Injector With Capillary Aerosol Generator	Thailand	Pending	Patent	1501002319	Oct-22-2013			Oct-22-2033
TAOC	2001P-101718/BR/01	Exhaust Component Mounting Structure	Brazil	Pending	Patent	112015012778.9	Nov-13-2013			Nov-13-2033
TAOC	2001P-101718/CN/01	Exhaust Component Mounting Structure	China	Granted	Patent	201380063058.4	Nov-13-2013	ZL2013800630584	May-24-2017	Nov-13-2033
TAOC	2001P-101718/DE/01	Large Engine Mounting structure attachment	Germany	Pending	Patent	PCT/US2013/069821	Nov-13-2013			Nov-13-2033
TAOC	2001P-101718/IN/01	Exhaust Component Mounting Structure	India	Pending	Patent	PCT/US2013/069821	Nov-13-2013			Nov-13-2033
TAOC	2001P-101718/JP/01	Exhaust Component Mounting Structure	Japan	Pending	Patent	PCT/US2013/069821	Nov-13-2013			Nov-13-2033
TAOC	2001P-101718/KR/01	Exhaust Component Mounting Structure	South Korea	Granted	Patent	1020157017653	Nov-13-2013	101698906	Jan-17-2017	Nov-13-2033
TAOC	2001P-101718/TH/01	Exhaust Component Mounting Structure	Thailand	Pending	Patent	PCT/US2013/069821	Nov-13-2013			Nov-13-2033
TAOC	2001U-001718/US	12-0708 Large Engine Mounting structure attachment	United States	Granted	Patent	13/692127	Dec-03-2012	9057316	Jun-16-2015	Dec-03-2032
TAOC	2001U- 001718/US/COB	Exhaust Component Mounting Structure	United States	Granted	Patent	14/731770	Jun-05-2015	9291086	Mar-22-2016	Dec-03-2032
TAOC	2001P-101719/BR/01	Reductant Injection Control System	Brazil	Pending	Patent	1120150122558	Nov-12-2013			Nov-12-2033
TAOC	2001P-101719/CN/01	Reductant Injection Control System	China	Pending	Patent	201380062514.3	Nov-12-2013			Nov-12-2033
TAOC	2001P-101719/IN/01	Reductant Injection Control System	India	Pending	Patent	3419/CHENP/2015	Nov-12-2013			Nov-12-2033
TAOC	2001P-101719/KR/01	Reductant Injection Control System	South Korea	Pending	Patent	1020157016627	Nov-12-2013			Nov-12-2033
TAOC	2001P-101719/TH/01	Reductant Injection Control System	Thailand	Pending	Patent	1501002913	Nov-12-2013			Nov-12-2033
TAOC	2001U-001719/US	Reductant Injection Control System	United States	Granted	Patent	13/690090	Nov-30-2012	9080487	Jul-14-2015	Nov-30-2032
TAOC	2001P-101721/CN/01	Urea Common Rail	China	Granted	Patent	201480010930.3	Feb-14-2014	ZL201480010930-3	Apr-17-2018	Feb-14-2034
TAOC	2001P-101721/IN/01	Urea Common Rail injection	India	Pending	Patent	2232/MUMNP/2015	Feb-14-2014			Feb-14-2034
TAOC	2001P-101721/JP/01	Urea Common Rail	Japan	Pending	Patent	2015560203	Feb-14-2014			Feb-14-2034
TAOC	2001U-001721/US	Urea Common Rail injection	United States	Granted	Patent	13/780279	Feb-28-2013	9222388	Dec-29-2015	Feb-28-2033
TAOC	2001U- 001721/US/COB	Urea Common Rail injection	United States	Granted	Patent	14/944800	Nov-18-2015	9695722	Jul-04-2017	Feb-28-2033
TAOC	2001P-101722/BR/01	Exhaust Gas Flow Distribution System	Brazil	Pending	Patent	112015006062.5	Sep-18-2013			Sep-18-2033

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101722/CN/01	Exhaust Gas Flow Distribution System	China	Granted	Patent	201380048591.1	Sep-18-2013	ZL2013800485913	Nov-24-2017	Sep-18-2033
TAOC	2001P-101722/DE/01	Exhaust Gas Flow Distribution System	Germany	Pending	Patent	112013004524.9	Sep-18-2013			Sep-18-2033
TAOC	2001P-101722/IN/01	Exhaust Gas Flow Distribution System	India	Pending	Patent	1152/CHENP/2015	Sep-18-2013			Sep-18-2033
TAOC	2001P-101722/JP/01	Exhaust Gas Flow Distribution System	Japan	Pending	Patent	2015532156	Sep-18-2013			Sep-18-2033
TAOC	2001P-101722/KR/01	Exhaust Gas Flow Distribution System	South Korea	Pending	Patent	1020157007437	Sep-18-2013			Sep-18-2033
TAOC	2001P-101722/TH/01	Exhaust Gas Flow Distribution System	Thailand	Pending	Patent	1501001418	Sep-18-2013			Sep-18-2033
TAOC	2001U-001722/US	Exhaust Gas Flow Distribution System	United States	Granted	Patent	14/028645	Sep-17-2013	9518496	Dec-13-2016	Sep-17-2033
TAOC	2001P-101723/BR/01	Exhaust Valve with Resilient Spring Pad	Brazil	Pending	Patent	112015013559.5	Nov-20-2013			Nov-20-2033
TAOC	2001P-101723/CN/01	Exhaust Valve with Resilient Spring Pad	China	Granted	Patent	US2013070879	Nov-20-2013	ZL201380065260.0	Jun-13-2017	Nov-20-2033
TAOC	2001P-101723/DE/01	Soft Bumper for HP Valve Rattle Fix	Germany	Pending	Patent	112013005995.9	Nov-20-2013			Nov-20-2033
TAOC	2001P-101723/IN/01	Exhaust Valve with Resilient Spring Pad	India	Pending	Patent	US2013070879	Nov-20-2013			Nov-20-2033
TAOC	2001P-101723/JP/01	Exhaust Valve with Resilient Spring Pad	Japan	Granted	Patent	US2013070879	Nov-20-2013	5998291	Sep-02-2016	Nov-20-2033
TAOC	2001P-101723/KR/01	Exhaust Valve with Resilient Spring Pad	South Korea	Granted	Patent	US2013070879	Nov-20-2013	101709163	Feb-16-2017	Nov-20-2033
TAOC	2001P-101723/TH/01	Exhaust Valve with Resilient Spring Pad	Thailand	Pending	Patent	US2013070879	Nov-20-2013			Nov-20-2033
TAOC	2001U-001723/US	Soft Bumper for HP Valve Rattle Fix	United States	Granted	Patent	13/715172	Dec-14-2012	8657065	Feb-25-2014	Dec-14-2032
TAOC	2001P-101724/CN/01	Exhaust Aftertreatment Burner With Preheated Combustion Air	China	Granted	Patent	201480010555.2	Feb-14-2014	ZL2014800105552	Sep-01-2017	Feb-14-2034
TAOC	2001P-101724/DE/01	Exhaust Aftertreatment Burner with Preheated Combustion Air	Germany	Pending	Patent	112014001010.3	Feb-14-2014			Feb-14-2034
TAOC	2001U-001724/US	Exhaust Aftertreatment Burner with Preheated Combustion Air	United States	Granted	Patent	13/778649	Feb-27-2013	9027331	May-12-2015	Feb-27-2033
TAOC	2001P-101725/CN/01	Burner with Air-Assisted Fuel Nozzle and Vaporizing Ignition System	China	Pending	Patent	201480010835.3	Feb-14-2014			Feb-14-2034
TAOC	2001P-101725/DE/01	Burner with Air-Assisted Fuel Nozzle and Vaporizing Ignition System	Germany	Pending	Patent	112014001011.1	Feb-14-2014			Feb-14-2034
TAOC	2001U-001725/US	Burner with Air-Assisted Fuel Nozzle and Vaporizing Ignition System	United States	Granted	Patent	13/778682	Feb-27-2013	8991163	Mar-31-2015	Feb-27-2033
TAOC	2001P-101726/CN/01	Ion-Sensor with Decoking Heater	China	Pending	Patent	201480010877.7	Feb-18-2014			Feb-18-2034
TAOC	2001P-101726/DE/01	Ion-Sensor with Decoking Heater	Germany	Pending	Patent	112014001029.4	Feb-18-2014			Feb-18-2034
TAOC	2001U-001726/US	Flame rod ion sensing system with integral decoking heater	United States	Granted	Patent	13/778709	Feb-27-2013	9027332	May-12-2015	Feb-27-2033
TAOC	2001P-101727/CN/01	Exhaust System For Dual Fuel Engines	China	Pending	Patent	201480015020.4	Mar-13-2014			Mar-13-2034
TAOC	2001P-101727/EP/01	Exhaust System For Dual Fuel Engines	European Patent	Pending	Patent	14773039.4	Mar-13-2014			Mar-13-2034
TAOC	2001P-101727/JP/01	Exhaust System For Dual Fuel Engines	Japan	Pending	Patent	PCT/US2014/025345	Mar-13-2014			Mar-13-2034
TAOC	2001P-101727/KR/01	Exhaust System For Dual Fuel Engines	South Korea	Pending	Patent	1020157025250	Mar-13-2014			Mar-13-2034
TAOC	2001U-001727/US	Burner for dual fuels and prevention of ammonia bi sulfate	United States	Granted	Patent	13/804027	Mar-14-2013	9057303	Jun-16-2015	Mar-14-2033

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001U- 001727/US/DVB	Exhaust System for Dual Fuel Engines	United States	Granted	Patent	14/732833	Jun-08-2015	9719393	Aug-01-2017	Mar-14-2033
TAOC	2001U-001728/US	Max (Full Flow Burner) re-design, eliminating secondary combustion zone, adding vane type mixing	United States	Granted	Patent	13/778737	Feb-27-2013	8959902	Feb-24-2015	Feb-27-2033
TAOC	2001P-101729/CN/01	Compressor For Exhaust Treatment System	China	Pending	Patent	201480011813.9	Feb-18-2014			Feb-18-2034
TAOC	2001U-001729/US	Electrically assisted, belt driven compressor for RGU	United States	Granted	Patent	13/782240	Mar-01-2013	8893478	Nov-25-2014	Mar-01-2033
TAOC	2001P-101730/EP/01	Modular Exhaust Treatment System	European Patent	Pending	Patent	14768807.1	Mar-05-2014			Mar-05-2034
TAOC	2001P-101730/JP/01	Modular Isothermal Box	Japan	Pending	Patent	2015561574	Mar-05-2014			Mar-05-2034
TAOC	2001P-101730/KR/01	Modular Exhaust Treatment System	South Korea	Pending	Patent	1020157025938	Mar-05-2014			Mar-05-2034
TAOC	2001U-001730/US	Modular Isothermal Box	United States	Granted	Patent	13/833574	Mar-15-2013	9103252	Aug-11-2015	Mar-15-2033
TAOC	2001P-101731/CN/01	Exhaust Treatment Component Mounting System	China	Pending	Patent	201480014076.8	Mar-06-2014			Mar-06-2034
TAOC	2001P-101731/DE/01	Exhaust Treatment Component Mounting System	Germany	Pending	Patent	112014001319.6	Mar-06-2014			Mar-06-2034
TAOC	2001U-001731/US	Single-Ended DPF Assembly Joint System (Exhaust treatiment mounting System)	United States	Granted	Patent	13/795430	Mar-12-2013	8974740	Mar-10-2015	Mar-12-2033
TAOC	2001P-101732/CN/01	MULTI-LOBED SOOT BLOWER	China	Granted	Patent	201380071768.1	Jan-31-2013	ZL2013800717681	Oct-20-2017	Jan-31-2033
TAOC	2001P-101732/JP/01	MULTI-LOBED SOOT BLOWER	Japan	Pending	Patent	2015555519	Jan-31-2013			Jan-31-2033
TAOC	2001P-101732/KR/01	MULTI-LOBED SOOT BLOWER	South Korea	Pending	Patent	1020157023504	Jan-31-2013			Jan-31-2033
TAOC	2001U-001732/US/NP	MULTI-LOBED SOOT BLOWER	United States	Granted	Patent	14/764847	Jan-31-2013	9719386	Aug-01-2017	Jan-31-2033
TAOC	2001P-101733/CN/01	Multi-Layer Liquid-Cooled Mount	China	Granted	Patent	201480015667.7	Mar-06-2014	ZL201480015667.7	Oct-10-2017	Mar-06-2034
TAOC	2001P-101733/DE/01	Multi-Layer Liquid-Cooled Mount	Germany	Pending	Patent	112014001473.7	Mar-06-2014			Mar-06-2034
TAOC	2001P-101733/JP/01	Liquid Cooled injector mount	Japan	Pending	Patent	2016500746	Mar-06-2014			Mar-06-2034
TAOC	2001P-101733/KR/01	Multi-Layer Liquid-Cooled Mount	South Korea	Pending	Patent	1020157025939	Mar-06-2014			Mar-06-2034
TAOC	2001U-001733/US	11-0599 Liquid Cooled injector mount	United States	Granted	Patent	13/833850	Mar-15-2013	8973355	Mar-10-2015	Mar-15-2033
TAOC	2001P-101734/CN/01	Air-Assisted Reductant Delivery System	China	Granted	Patent	201380010877.2	Feb-17-2013	201380010877.2	Aug-08-2017	Feb-17-2033
TAOC	2001P-101734/IN/01	Air-Assisted Reductant Delivery System	India	Pending	Patent	5518/CHENP/2014	Feb-17-2013			Feb-17-2033
TAOC	2001P-101734/JP/01	Air-Assisted Reductant Delivery System	Japan	Pending	Patent	2014-557983	Feb-17-2013			Feb-17-2033
TAOC	2001P-101734/TH/01	Air-Assisted Reductant Delivery System	Thailand	Pending	Patent	1401007448	Feb-17-2013			Feb-17-2033
TAOC	2001U-001734/US/NP	Air-Assisted Reductant Delivery System	United States	Granted	Patent	14/380414	Feb-17-2013	9359928	Jun-07-2016	Feb-17-2033
TAOC	2001U-001735/US	Modular System for Reduction of Sulphur Oxides in Exhaust	United States	Granted	Patent	14/180616	Feb-14-2014	9387438	Jul-12-2016	Feb-14-2034
TAOC	2001P-101737/CN/01	Exhaust Treatment Device Insulation Detection System	China	Pending	Patent	PCT/US2015/010444	Jan-07-2015			Jan-07-2035
TAOC	2001U-001737/US	Insulation detection for large engine	United States	Granted	Patent	14/154524	Jan-14-2014	9108157	Aug-18-2015	Jan-14-2034
TAOC	2001P-101739/BR/01	Exhaust Treatment System With Urea Temperature Rationality Diagnostic	Brazil	Pending	Patent	112015022330.3	Mar-07-2014			Mar-07-2034

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101739/DE/01	Exhaust Treatment System With Urea Temperature Rationality Diagnostic	Germany	Pending	Patent	112014001297.1	Mar-07-2014			Mar-07-2034
TAOC	2001P-101739/IN/01	Exhaust Treatment System With Urea Temperature Rationality Diagnostic	India	Pending	Patent	2537/MUMNP/2015	Mar-07-2014			Mar-07-2034
TAOC	2001P-101739/JP/01	Exhaust Treatment System With Urea Temperature Rationality Diagnostic	Japan	Pending	Patent	2016500804	Mar-07-2014			Mar-07-2034
TAOC	2001P-101739/KR/01	Exhaust Treatment System With Urea Temperature Rationality Diagnostic	South Korea	Pending	Patent	1020157025251	Mar-07-2014			Mar-07-2034
TAOC	2001U-001739/US	Urea Temperature Rationality Diagnostic	United States	Granted	Patent	13/803205	Mar-14-2013	9016043	Apr-28-2015	Mar-14-2033
TAOC	2001P-101740/CN/01	Mirrored Two-Stage Mixer	China	Pending	Patent	US2014048533	Jul-29-2014			Jul-29-2034
TAOC	2001P-101740/JP-01	Mirrored 2-Stage Mixer Concept	Japan	Pending	Patent	US2014048533	Jul-29-2014			Jul-29-2034
TAOC	2001P-101740/KR/01	Mirrored Two-Stage Mixer	South Korea	Granted	Patent	US2014048533	Jul-29-2014	101780339	Sep-14-2017	Jul-29-2034
TAOC	2001P-101741/CN	Water Injection Exhaust Treatment System	China	Pending	Patent	PCT/CN2013/081643	Aug-16-2013			Aug-16-2033
TAOC	2001P-101741/CN/01	Water Injection Exhaust Treatment System	China	Pending	Patent	201510650030.1	Oct-09-2015			Oct-09-2035
TAOC	2001P-101741/DE	Water Injection Exhaust Treatment System	Germany	Pending	Patent	112013007188.6	Aug-16-2013			Aug-16-2033
TAOC	2001U- 001741/US/CPA	Water Injection Exhaust Treatment System	United States	Granted	Patent	14/512609	Oct-13-2014	9822685	Nov-21-2017	Aug-16-2033
TAOC	2001U-001741/US/NP	Water Injection Exhaust Treatment System	United States	Granted	Patent	14/389224	Aug-16-2013	9334775	May-10-2016	Aug-16-2033
TAOC	2001U- 001741/US/CPA/CN	Water Injection Exhaust Treatment System	China	Pending	Patent	201510650030.1	Oct-09-2015			Oct-09-2035
TAOC	2001U- 001741/US/CPA/US	Water Injection Exhaust Treatment System	United States	Granted	Patent	14/512609	Oct-13-2014	9822685	Nov-21-2017	Aug-16-2033
TAOC	2001P-101742/CN/01	Engine Exhaust After-Treatment System	China	Pending	Patent	201380075456.8	Apr-10-2013			Apr-10-2033
TAOC	2001P-101742/JP/01	Engine Exhaust After-Treatment System	Japan	Pending	Patent	2016-506743	Apr-10-2013			Apr-10-2033
TAOC	2001U-001742/US/NP	Engine Exhaust After-Treatment System	United States	Pending	Patent	14/782874	Apr-10-2013			Apr-10-2033
TAOC	2001P-101743/CN/04	Flow Reversing Exhaust Gas Mixer	China	Pending	Patent	201480025720.1	May-07-2014			May-07-2034
TAOC	2001P-101743/CN/08	Axial Flow Atomization Module	China	Granted	Patent	PCT/US2014/048374	Jul-28-2014	201480044809.2	Apr-05-2018	Jul-28-2034
TAOC	2001P-101743/DE/04	Flow Reversing Exhaust Gas Mixer	Germany	Pending	Patent	112014002314.0	May-07-2014			May-07-2034
TAOC	2001P-101743/DE/08	Axial Flow Atomization Module	Germany	Pending	Patent	112014003600.5	Jul-28-2014			Jul-28-2034
TAOC	2001P-101743/DE/10	Vertical Ultrasonic Decomposition Pipe	Germany	Pending	Patent	PCT/US2015/049623	Sep-11-2015			Sep-11-2035
TAOC	2001P-101743/IN/10	Vertical Ultrasonic Decomposition Pipe	India	Pending	Patent	PCT/US2015/049623	Sep-11-2015			Sep-11-2035
TAOC	2001P-101743/IN/11	Exhaust Mixing Assembly (Flow Stabalizer)	India	Pending	Patent	PCT/US2015/049638	Sep-11-2015			Sep-11-2035
TAOC	2001P-101743/JP/08	Axial Flow Atomization Module	Japan	Pending	Patent	PCT/US2014/048374	Jul-28-2014			Jul-28-2034
TAOC	2001P-101743/KR/08	Axial Flow Atomization Module	South Korea	Granted	Patent	1020167005610	Jul-28-2014	101780341	Sep-14-2017	Jul-28-2034
TAOC	2001P-101743-CN-09	Axial Flow Atomization Module	China	Pending	Patent	PCT/US2015/010450	Jan-07-2015			Jan-07-2035
TAOC	2001P-101743-DE-09	Axial Flow Atomization Module	Germany	Pending	Patent	PCT/US2015/010450	Jan-07-2015			Jan-07-2035

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101743-DE-11	Exhaust Mixing Assembly (Flow Stabalizer)	Germany	Pending	Patent	PCT/US2015/049638	Sep-11-2015			Sep-11-2035
TAOC	2001P-101743-KR-09	Axial Flow Atomization Module	South Korea	Pending	Patent	PCT/US2015/010450	Jan-07-2015			Jan-07-2035
TAOC	2001U-001743/CN/10	Vertical Ultrasonic Decomposition Pipe	China	Pending	Patent	PCT/US2015/049623	Sep-11-2015			Sep-11-2035
TAOC	2001U-001743/CN/11	Exhaust Mixing Assembly (Flow Stabalizer)	China	Pending	Patent	PCT/US2015/049638	Sep-11-2015			Sep-11-2035
TAOC	2001U-001743/US	Flow Reversing Exhaust Gas Mixer	United States	Granted	Patent	13/888861	May-07-2013	9289724	Mar-22-2016	May-16-2034
TAOC	2001U- 001743/US/CPA	Axial Flow Atomization Module (reverse Flow)	United States	Granted	Patent	13/958955	Aug-05-2013	9314750	Apr-19-2016	Jan-22-2034
TAOC	2001U- 001743/US/CPB	Compact High-Velocity Urea Atomization Tube (anto wetting)	United States	Granted	Patent	14/165923	Jan-28-2014	9291081	Mar-22-2016	Aug-30-2033
TAOC	2001U- 001743/US/CPC	Vertical Ultrasonic Decomp Pipe (Ultrasonic)	United States	Granted	Patent	14/486171	Sep-15-2014	9334781	May-10-2016	May-07-2033
TAOC	2001U- 001743/US/CPE	Compact High-Velocity Urea Atomization Tube Assembly for Multiple SCR Substrates	United States	Granted	Patent	14/486213	Sep-15-2014	9352276	May-31-2016	Jun-08-2033
TAOC	2001U- 001743/US/CPF	Exhaust Mixing Assembly (Flow Stabalizer)	United States	Granted	Patent	14/486253	Sep-15-2014	9364790	Jun-14-2016	Jun-21-2033
TAOC	2001P-101745/CN/01	Reductant Sensor System	China	Pending	Patent	201480025433.0	May-07-2014			May-07-2034
TAOC	2001P-101745/DE/01	Reductant Sensor System	Germany	Pending	Patent	112014002334.5	May-07-2014			May-07-2034
TAOC	2001P-101745/JP/01	Reductant Sensor System	Japan	Pending	Patent	PCT/US2014/37157	May-07-2014			May-07-2034
TAOC	2001P-101745/KR/01	Reductant Sensor System	South Korea	Pending	Patent	1020157031717	May-07-2014			May-07-2034
TAOC	2001U-001745/US	Reductant Sensor System	United States	Granted	Patent	14/271788	May-07-2014	9752486	Sep-05-2017	May-07-2034
TAOC	2001P-101746/CN/01	Exhaust Treatment Regeneration Control System	China	Pending	Patent	201380077162.9	Jun-06-2013			Jun-06-2033
TAOC	2001P-101746/DE/01	Exhaust Treatment Regeneration Control System	Germany	Pending	Patent	112013007140.1	Jun-06-2013			Jun-06-2033
TAOC	2001P-101746/IN/01	Closed Loop non-Linear Targeting and Fuel Control for DOC/DPF	India	Pending	Patent	3294/MUMNP/2015	Jun-06-2013			Jun-06-2033
TAOC	2001P-101746/JP/01	Closed Loop non-Linear Targeting and Fuel Control for DOC/DPF	Japan	Pending	Patent	PCT/US2013/044420	Jun-06-2013			Jun-06-2033
TAOC	2001U-001746/US	Closed Loop non-Linear Targeting and Fuel Control for DOC/DPF	United States	Granted	Patent	13/910626	Jun-05-2013	9046021	Jun-02-2015	Jun-05-2033
TAOC	2001P-101747/CN/01	Soot Load Determination System	China	Granted	Patent	PCT/US2014/56208	Sep-18-2014	ZL2014800514893	Nov-24-2017	Sep-18-2034
TAOC	2001P-101747/JP/01	Soot Load Determination System	Japan	Pending	Patent	PCT/US2014/56208	Sep-18-2014			Sep-18-2034
TAOC	2001P-101747/KR/01	Soot Load Determination System	South Korea	Pending	Patent	PCT/US2014/56208	Sep-18-2014			Sep-18-2034
TAOC	2001U-001747/US	Method for Use of Ammonia Sensor to Determine Soot Load on SCR Coated DPF	United States	Granted	Patent	14/032665	Sep-20-2013	9371767	Jun-21-2016	Sep-20-2033
TAOC	2001P-101748/CN/02	Perforated Mixing Pipe with Swirler	China	Granted	Patent	PCT/US2014/048381	Jul-28-2014	201480043906.X	Mar-20-2018	Jul-28-2034
TAOC	2001P-101748/CN/03	Perforated Mixing Pipe with Swirler	China	Pending	Patent	PCT/US2015/026843	Apr-21-2015			Apr-21-2035
TAOC	2001P-101748/DE/02	Perforated Mixing Pipe with Swirler	Germany	Pending	Patent	112014003618.8	Jul-28-2014			Jul-28-2034
TAOC	2001P-101748/DE/03	Perforated Mixing Pipe with Swirler	Germany	Pending	Patent	PCT/US2015/026843	Apr-21-2015			Apr-21-2035
TAOC	2001P-101748/IN/03	Perforated Mixing Pipe with Swirler	India	Pending	Patent	PCT/US2015/026843	Apr-21-2015			Apr-21-2035

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101748/JP/02	Perforated Mixing Pipe with Swirler	Japan	Granted	Patent	2016-531790	Jul-28-2014	6167239	Jun-30-2017	Jul-28-2034
TAOC	2001P-101748/KR/02	Perforated Mixing Pipe with Swirler	South Korea	Granted	Patent	1020167004942	Jul-28-2014	101787499	Oct-12-2017	Jul-28-2034
TAOC	2001U-001748/US	Perforated Mixing Pipe with Swirler	United States	Granted	Patent	13/960151	Aug-06-2013	9410464	Aug-09-2016	Aug-06-2033
TAOC	2001U- 001748/US/CPA	Perforated Mixing Pipe with Swirler	United States	Granted	Patent	14/260555	Apr-24-2014	9435240	Sep-06-2016	Aug-06-2033
TAOC	2001P-101749/CN/01	Tailor to Fit Muffler Design	China	Granted	Patent	PCT/US2014/051785	Aug-20-2014	201480045990.9	Apr-20-2018	Aug-20-2034
TAOC	2001P-101749/CN/02	Tailor to Fit Muffler Design	China	Pending	Patent	201810232662.X	Mar-20-2018			Aug-20-2034
TAOC	2001P-101749/DE/01	Tailor to Fit Muffler Design	Germany	Pending	Patent	112014003814.8	Aug-20-2014			Aug-20-2034
TAOC	2001P-101749/JP/01	Tailor to Fit Muffler Design	Japan	Granted	Patent	PCT/US2014/051785	Aug-20-2014	6178009	Jul-21-2017	Aug-20-2034
TAOC	2001P-101749/KR/01	Tailor to Fit Muffler Design	South Korea	Granted	Patent	PCT/US2014/051785	Aug-20-2014	101798944	Nov-13-2017	Aug-20-2034
TAOC	2001P-101749/KR-2	Tailor to Fit Muffler	South Korea	Granted	Patent	10-2017-7032792	Nov-13-2017	10-1844387	Mar-27-2018	Aug-20-2034
TAOC	2001P-101749-JP-02	Tailor to Fit Muffler Design	Japan	Pending	Patent	2017-136662	Jul-12-2017			Aug-20-2034
TAOC	2001U-001749/US	Tailor to Fit Muffler Design	United States	Granted	Patent	14/462857	Aug-19-2014	9121320	Sep-01-2015	Aug-19-2034
TAOC	2001U- 001749/US/COB	Tailor to Fit Muffler Design	United States	Granted	Patent	14/810590	Jul-28-2015	9689301	Jun-27-2017	Aug-19-2034
TAOC	2001P-101750/CN-01	Fluid Injection Control System	China	Pending	Patent	PCT/US2014/066131	Nov-18-2014			Nov-18-2034
TAOC	2001P-101750/DE-01	Fluid Injection Control System	Germany	Pending	Patent	PCT/US2014/066131	Nov-18-2014			Nov-18-2034
TAOC	2001P-101750/IN-01	Fluid Injection Control System	India	Pending	Patent	PCT/US2014/066131	Nov-18-2014			Nov-18-2034
TAOC	2001P-101750/JP-01	Fluid Injection Control System	Japan	Granted	Patent	PCT/US2014/066131	Nov-18-2014	6236529	Nov-02-2017	Nov-18-2034
TAOC	2001P-101750/KR-01	Fluid Injection Control System	South Korea	Pending	Patent	PCT/US2014/066131	Nov-18-2014			Nov-18-2034
TAOC	2001U-001750/US	Injector_height_compensation_sw_algorithm	United States	Granted	Patent	14/085308	Nov-20-2013	9221014	Dec-29-2015	Nov-20-2033
TAOC	2001P-101752-CN-01	Exhaust Aftertreatment system with Low- Temperature SCR	China	Pending	Patent	PCT/US2015/032093	May-22-2015			May-22-2035
TAOC	2001P-101753-CN-01	Exhaust Treatment System with Soot Blower	China	Pending	Patent	PCT/CN2014/072101	Feb-14-2014			Feb-14-2034
TAOC	2001U-001754/US	Exhaust System with Zone Coated Catalyst	United States	Granted	Patent	14/592034	Jan-08-2015	9482131	Nov-01-2016	Jan-08-2035
TAOC	2001U-001756/US	Exhaust After-treatment System Having Low Temperature SCR Catalyst	United States	Pending	Patent	14/445686	Jul-29-2014			Jul-29-2034
TAOC	2001P-101757/CN/01	Recirculating Exhaust Treatment Fluid System	China	Granted	Patent	PCT/US2014/037171	May-07-2014	ZL2014800254345	Jan-26-2018	May-07-2034
TAOC	2001P-101757/CN/02	Recirculating Exhaust Treatment Fluid System	China	Pending	Patent	2017114210649	Dec-25-2017			May-07-2034
TAOC	2001P-101757/DE/01	Recirculating Exhaust Treatment Fluid System	Germany	Pending	Patent	PCT/US2014/037171	May-07-2014			May-07-2034
TAOC	2001P-101757/JP/01	Recirculating Exhaust Treatment Fluid System	Japan	Granted	Patent	PCT/US2014/037171	May-07-2014	6307595	Mar-16-2018	May-07-2034
TAOC	2001P-101757/KR/01	Recirculating Exhaust Treatment Fluid System	South Korea	Pending	Patent	PCT/US2014/037171	May-07-2014			May-07-2034
TAOC	2001U-001757/US	Recirculating Exhaust Treatment Fluid System	United States	Granted	Patent	14/271811	May-07-2014	9903250	Feb-27-2018	Aug-31-2036
TAOC	2001U- 001757/US/COB	Recirculating Exhaust Treatment Fluid System	United States	Pending	Patent	15/868132	Jan-11-2018			May-07-2034

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101758-CN-01	Fluid Delivery System with Line Pressure Control Valve	China	Pending	Patent	PCT/CN2014/079662	Jun-11-2014			Jun-11-2034
TAOC	2001P-101758-DE-01	Fluid Delivery System with Line Pressure Control Valve	Germany	Pending	Patent	PCT/CN2014/079662	Jun-11-2014			Jun-11-2034
TAOC	2001P-101758-IN-01	Fluid Delivery System with Line Pressure Control Valve	India	Pending	Patent	PCT/CN2014/079662	Jun-11-2014			Jun-11-2034
TAOC	2001U-001758-US-NP	Fluid Delivery System with Line Pressure Control Valve	United States	Pending	Patent	PCT/CN2014/079662	Jun-11-2014			Jun-11-2034
TAOC	2001P-101759/CN/01	System and Method for Detecting face-Plugging of an Exhaust Aftertreatment Component	China	Pending	Patent	201580073546.2	Oct-22-2015			Oct-22-2035
TAOC	2001P-101759/DE/01	System and Method for Detecting face-Plugging of an Exhaust Aftertreatment Component	Germany	Pending	Patent	112015005978.4	Oct-22-2015			Oct-22-2035
TAOC	2001U-001759/US	System and Method for Detecting Face-Plugging of an Exhaust Aftertreatment Component	United States	Granted	Patent	14/597745	Jan-15-2015	9702284	Jul-11-2017	Jan-15-2035
TAOC	2001U-001760/US	Carbon Dioxide Recirculation System	United States	Granted	Patent	14/925062	Oct-28-2015	9546621	Jan-17-2017	Oct-28-2035
TAOC	2001P-101761/CN/01	Exhaust Aftertreatment System Having Mixer Assembly	China	Pending	Patent	201680006780.8	Jan-21-2016			Jan-21-2036
TAOC	2001P-101761/DE/01	Exhaust Aftertreatment System Having Mixer Assembly	Germany	Pending	Patent	112016000450.8	Jan-21-2016			Jan-21-2036
TAOC	2001U-001761/US	Exhaust Aftertreatment System Having Mixer Assembly	United States	Granted	Patent	15/001356	Jan-20-2016	9784163	Oct-10-2017	Jan-20-2036
TAOC	2001U- 001761/US/COB	Exhaust Aftertreatment System Having Mixer Assembly (Dogbowl)	United States	Granted	Patent	15/677458	Aug-15-2017	10047657	Aug-14-2018	Jan-24-2036
TAOC	2001U- 001761/US/COC	Exhaust Aftertreatment System Having Mixer Assembly	United States	Pending	Patent	16/014106	Jun-21-2018			Jan-20-2036
TAOC	2001P-101763/CN	Waste Heat Recovery System with Current Regulator	China	Pending	Patent	201610274765.3	Apr-22-2016			Apr-22-2036
TAOC	2001P-101763/DE	Waste Heat Recovery System with Current Regulator	Germany	Pending	Patent	102016107458.6	Apr-22-2016			Apr-22-2036
TAOC	2001P-101764/CN	Urea Electrolysis for NH3 and H2 Blends	China	Pending	Patent	201710037450.1	Jan-20-2017			Jan-20-2037
TAOC	2001P-101764/DE	Urea Electrolysis for NH3 and H2 Blends	Germany	Pending	Patent	102017100 682.6	Jan-16-2017			Jan-16-2037
TAOC	2001U-001764/US	EXHAUST AFTER-TREATMENT SYSTEM INCLUDING AMMONIA AND HYDROGEN GENERATION	United States	Granted	Patent	15/001448	Jan-20-2016	10036291	Jul-31-2018	Sep-25-2036
TAOC	2001U-001765/US	Exhaust System Having Segmented Service Flange	United States	Granted	Patent	14/677012	Apr-02-2015	9687784	Jun-27-2017	Apr-02-2035
TAOC	2001P-101766/DE	Utilization of exhaust heat for heating electrolysis reactor for fast electrolysis and evaporation of water	Germany	Pending	Patent	112016003787.2	Feb-08-2018			Feb-08-2038
TAOC	2001P-101766-CN-01	Tri Mode Injection	China	Pending	Patent	PCT/US2016/047700	Aug-19-2016			Aug-19-2036
TAOC	2001U-001766/US	Exhaust Aftertreatment System With Ammonia Gas Generator	United States	Granted	Patent	14/931039	Nov-03-2015	9702291	Jul-11-2017	Nov-03-2035
TAOC	2001U- 001766/WO/POA	Tri Mode Injection	WO	Pending	Patent	PCT/US2016/047700	Aug-19-2016			Feb-20-2019
TAOC	2001U-001766-US- NPB	Exhaust Aftertreatment System with Ammonia Gas Generator	United States	Pending	Patent	15/753494	Feb-19-2018			Feb-19-2038
TAOC	2001P-101767/CN/01	Combo Mixer	China	Pending	Patent	2016800300253	Nov-23-2017			Nov-23-2037
TAOC	2001U-001767/US	Combination Mixer Assembly	United States	Granted	Patent	14/722762	May-27-2015	9534525	Jan-03-2017	May-27-2035
TAOC	2001U- 001767/WO/POA	Combo Mixer	WO	Pending	Patent	PCT/US16/34150	May-25-2016			Nov-27-2018

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101768/CN	Electrolysis Generated H2 and NH3 for LNT and SCR	China	Pending	Patent	201611164404.X	Dec-16-2016			Dec-16-2036
TAOC	2001P-101768/DE	Electrolysis Generated H2 and NH3 for LNT and SCR	Germany	Pending	Patent	1020161238503	Dec-08-2016			Dec-08-2036
TAOC	2001U-001768/US	Exhaust After-Treatment System Including Electrolysis Generated H2 and NH3	United States	Granted	Patent	14/972642	Dec-17-2015	9790830	Oct-17-2017	Dec-17-2035
TAOC	2001P-101769/CN/01	Dual Auger Mixing System	China	Pending	Patent	PCT/US2016/019122	Feb-23-2016			Feb-23-2036
TAOC	2001P-101769/DE/01	Dual Auger System	Germany	Pending	Patent	PCT/US2016/019122	Feb-23-2016			Feb-23-2036
TAOC	2001U-001769/US	Dual Auger System	United States	Pending	Patent	15/050504	Feb-23-2016			Feb-23-2036
TAOC	2001P-101770/CN	Arrangement of Catalyzed TEG Systems	China	Pending	Patent	201610594474.2	Jul-26-2016			Jul-26-2036
TAOC	2001P-101770/DE	Arrangement of Catalyzed TEG Systems	Germany	Pending	Patent	10 2016 112 816.3	Jul-13-2016			Jul-13-2036
TAOC	2001U-001770/US	Arrangement of Catalyzed TEG Systems	United States	Granted	Patent	14/809730	Jul-27-2015	9551257	Jan-24-2017	Jul-27-2035
TAOC	2001P-101771/CN	Engine Exhaust Particulate Sensor Filtering Housing	China	Pending	Patent	201610594460.0	Jul-26-2016			Jul-26-2036
TAOC	2001P-101771/DE	Engine Exhaust Particulate Sensor Filtering Housing	Germany	Pending	Patent	102016113232.2	Jul-19-2016			Jul-19-2036
TAOC	2001U-001771/US	Particulate Sensor Assembly	United States	Pending	Patent	14/818361	Aug-05-2015			Aug-05-2035
TAOC	2001P-101773/CN	Exhaust Treatment System Having Membrane Module for Water Removal	China	Pending	Patent	201710100002.1	Feb-23-2017			Feb-23-2037
TAOC	2001P-101773/DE	Membrane Module for H2O Removal	Germany	Pending	Patent	102017102430.1	Feb-08-2017			Feb-08-2037
TAOC	2001U-001773/US	Exhaust Treatment System Having Membrane Module For Water Removal	United States	Granted	Patent	15/050521	Feb-23-2016	10054022	Aug-21-2018	Jul-21-2036
TAOC	2001P-101774/CN/01	Slotted Snap-Action Valve Assembly for Exhaust System	China	Pending	Patent	PCT/US2017/045907	Aug-08-2017			Aug-08-2037
TAOC	2001P-101774/DE/01	Slotted Snap-Action Valve Assembly for Exhaust System	Germany	Pending	Patent	PCT/US2017/045907	Aug-08-2017			Aug-08-2037
TAOC	2001U-001774/US	Slotted Snap-Action Valve Assembly for Exhaust System	United States	Pending	Patent	15/238838	Aug-17-2016			Aug-17-2036
TAOC	2001U- 001774/US/CPB	Alignment System for Slotted Snap-Action Valve Assembly for Exhaust System	United States	Pending	Patent	15/797140	Oct-30-2017			Aug-17-2036
TAOC	2001U- 001774/WO/POA	Slotted Snap-Action Valve Assembly for Exhaust System	WO	Pending	Patent	PCT/US2017/045907	Aug-08-2017			Feb-17-2020
TAOC	2001P-101775/CN	Fliter for Assembly	China	Pending	Patent	201710140846.9	Mar-10-2017			Mar-10-2037
TAOC	2001P-101775/DE	Fliter for Assembly	Germany	Pending	Patent	102017105420.0	Mar-14-2017			Mar-14-2037
TAOC	2001U-001775/US	Filter Assembly	United States	Granted	Patent	15/075803	Mar-21-2016	9956509	May-01-2018	Nov-02-2036
TAOC	2001U- 001775/US/DVA	Fluid Delivery System for Exhaust Aftertreatment System	United States	Pending	Patent	15/928710	Mar-22-2018			Mar-22-2038
TAOC	2001P-101776/CN	Fluid Delivery System for Exhaust Aftertreatment System	China	Granted	Patent	201620556991.6	Jun-08-2016	ZL201620556991.6	Dec-28-2016	Jun-08-2036
TAOC	2001P-101776/IN	Fluid Delivery System for Exhaust Aftertreatment System	India	Pending	Patent	201641012576	Apr-11-2016			Apr-11-2036
TAOC	2001U-001776/US	Fluid Delivery System for Exhaust Aftertreatment System	United States	Pending	Patent	15/172357	Jun-03-2016			Jun-03-2036
TAOC	2001U-001776/US- DVA	Fluid Delivery System for Exhaust Aftertreatment System	United States	Pending	Patent	15/928710	Mar-22-2018			Jun-03-2036
TAOC	2001P-101777/CN	Compact Inline Inlet with Integrated Cast Ring	China	Pending	Patent	201710318013.7	May-08-2017			May-08-2037
TAOC	2001P-101777/DE	Compact Inline Inlet with Integrated Cast Ring	Germany	Pending	Patent	10 2017 109 908.5	May-09-2017			May-09-2037
TAOC	2001U-001777/US	Compact Inline Inlet with Integrated Cast Ring	United States	Pending	Patent	15/494592	Apr-24-2017			Apr-24-2037
TAOC	2001P-101778/CN/01	Cantileved Mixer	China	Pending	Patent	201610487729.5	Jun-28-2016			Jun-28-2036
TAOC	2001P-101778-DE-01	Cantileved Mixer	Germany	Pending	Patent	DE102016111704	Jun-27-2016			Jun-27-2036
TAOC	2001U-001778/US	Cantilevered Flow Distributing Apparatus	United States	Pending	Patent	15/182697	Jun-15-2016			Jun-15-2036

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001P-101779/CN/01	Flutter Dampened Exhaust Valve	China	Pending	Patent	PCT/US2017/045923	Aug-08-2017			Aug-08-2037
TAOC	2001P-101779/DE/01	Flutter Dampened Exhaust Valve	Germany	Pending	Patent	PCT/US2017/045923	Aug-08-2017			Aug-08-2037
TAOC	2001U-001779/US	Flutter Dampened Exhaust Valve	United States	Pending	Patent	15/238872	Aug-17-2016			Aug-17-2036
TAOC	2001U- 001779/WO/POA	Flutter Dampened Exhaust Valve	WO	Pending	Patent	PCT/US2017/045923	Aug-08-2017			Feb-17-2020
TAOC	2001P-101780/CN	Passive Exhaust Valve with Dual Torsion Spring	China	Pending	Patent	2017106575877	Aug-03-2017			Aug-03-2037
TAOC	2001P-101780/DE	Passive Exhaust Valve with Dual Torsion Spring	Germany	Pending	Patent	102017116977.6	Jul-27-2017			Jul-27-2037
TAOC	2001U-001780/US	Passive Exhaust Valve with Dual Torsion Spring	United States	Granted	Patent	15/229180	Aug-05-2016	9982793	May-29-2018	Sep-17-2036
TAOC	2001P-101781/CN	Passive Exhaust Valve with External Torsion Spring	China	Pending	Patent	201710387743.2	May-27-2017			May-27-2037
TAOC	2001P-101781/DE	Passive Exhaust Valve with External Torsion Spring	Germany	Pending	Patent	102017113379.8	Jun-19-2017			Jun-19-2037
TAOC	2001U-001781/US	Passive Exhaust Valve with External Torsion Spring	United States	Granted	Patent	15/229189	Aug-05-2016	9982794	May-29-2018	Aug-06-2036
TAOC	2001P-101783/DE	Apparatus And Method Of Producing Insulation Preform With Graded Porosity	Germany	Pending	Patent	102171289682	Dec-06-2017			Dec-06-2037
TAOC	2001U-001783/CN	Apparatus And Method Of Producing Insulation Preform With Graded Porosity	China	Pending	Patent	201711372487.6	Dec-19-2017			Dec-19-2037
TAOC	2001U-001783/US	Apparatus And Method Of Producing Insulation Preform With Graded Porosity	United States	Pending	Patent	15/386126	Dec-21-2016			Dec-21-2036
TAOC	2001U-001784/US	Method for Urea Conversion Efficiency Measurement	United States	Pending	Patent	15/874358	Jan-18-2018			Jan-18-2038
TAOC	2001U-001784-WO- POA	Improved Method for Urea Conversion Efficiency Measurement”	WO	Pending	Patent	PCT/US2018/014410	Jan-19-2018			Jul-20-2020
TAOC	2001U-001785/CN	Exhaust Conduit Hanger	China	Pending	Patent	2018102899829	Apr-03-2018			Apr-03-2038
TAOC	2001U-001785/DE	Exhaust Conduit Hanger	Germany	Pending	Patent	102018106595.7	Mar-21-2018			Mar-21-2038
TAOC	2001U-001785/US	Exhaust Conduit Hanger	United States	Pending	Patent	15/480776	Apr-06-2017			Apr-06-2037
TAOC	2001P-001786/DE	Double Thin Wall Conduit Hanger	Germany	Pending	Patent	10 2018 106 596.5	Mar-21-2018			Mar-21-2038
TAOC	2001U-001786/CN	Double Thin Wall Conduit Hanger	China	Pending	Patent	2018102899759	Apr-03-2018			Apr-03-2038
TAOC	2001U-001786/US	Double Thin Wall Conduit Hanger	United States	Pending	Patent	15/480830	Apr-06-2017			Apr-06-2037
TAOC	2001P-101787/CN	Counter-Swirl Mixer Concept	China	Pending	Patent	2018102529713	Mar-26-2018			Mar-26-2038
TAOC	2001P-101787/DE	Counter-Swirl Mixer Concept	Germany	Pending	Patent	1020181062869	Mar-19-2018			Mar-19-2038
TAOC	2001U-001787/IN	Counter-Swirl Mixer Concept	India	Pending	Patent	201824014466	Apr-16-2018			Apr-16-2038
TAOC	2001U-001787/US	Counter-Swirl Mixer	United States	Pending	Patent	15/496128	Apr-25-2017			Apr-25-2037
TAOC	2001P-101792/CN	Spokes Mixer	China	Pending	Patent	201810510319-7	Jun-27-2017			Jun-27-2037
TAOC	2001P-101792/DE	Spokes Mixer	Germany	Pending	Patent	102018111886.4	Jun-27-2017			Jun-27-2037
TAOC	2001U-001792/US	Impingement Mixer for Exhaust Treatment	United States	Pending	Patent	15/634402	Jun-27-2017			Jun-27-2037
TAOC	2001U-001798/US	Method and Apparatus for Preparation of a Urea Solution	United States	Pending	Patent	15/712253	Sep-22-2017			Sep-22-2037
TAOC	2001U- 001798/US/CPA	Method and Apparatus for Preparation of a Urea Solution	United States	Pending	Patent	15/944891	Apr-04-2018			Sep-22-2037
TAOC	2001U-001799/US	Wire Mesh Mixing Tube	United States	Pending	Patent	15/719699	Sep-29-2017			Sep-29-2037
TAOC	2001U-001802/US	Fluid Pump With Shim and Related Methods Of Manufacture	United States	Pending	Patent	15/797101	Oct-30-2017			Oct-30-2037
TAOC	2001U-001803-US	XNOx Pressure Sensing Systems and Methods	United States	Pending	Patent	15/727976	Oct-09-2017			Oct-09-2037
TAOC	2001U-001804/US	Pipe and Metal Sheet Subassembly For An Exhaust Treatment Device	United States	Pending	Patent	15/817721	Nov-20-2017			Nov-20-2037
TAOC	2001U- 001805/US/PS1	Acoustically Tuned Muffler	United States	Pending	Patent	62/568421	Oct-05-2017			Oct-05-2018
TAOC	2001U- 001805/US/PS2	Acoustically Tuned Muffler	United States	Pending	Patent	62/598147	Dec-13-2017			Dec-13-2018

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	2001U-001805-US	Acoustically Tuned Muffler	United States	Pending	Patent	16/119011	Aug-31-2018			Aug-31-2038
TAOC	2001U-001807/US	SYSTEMS AND METHODS FOR IMPROVING INJECTOR ACCURACY	United States	Pending	Patent	15/878952	Jan-24-2018			Jan-24-2038
TAOC	2001U-001808-US	Muffler Assembly Including a Center Muffler and Two Satellite Mufflers	United States	Pending	Patent	15/972663	May-07-2018			May-07-2038
TAOC	2001U-001809/US	Diesel Exhaust Fluid Pressure Measuring and Control Systems and Methods	United States	Pending	Patent	15/890409	Feb-07-2018			Feb-07-2038
TAOC	2001U-001810-US	Acoustically Tuned Muffler	United States	Pending	Patent	15/955252	Apr-17-2018			Apr-17-2038
TAOC	2001U-001811-US	System for Neutralizing the PH of Exhaust Condensate	United States	Pending	Patent	15/949206	Apr-10-2018			Apr-10-2038
TAOC	2001U-001812-US	Exhaust Valve Damper	United States	Pending	Patent	15/988417	May-24-2018			May-24-2038
TAOC	2001U-001813-US	Muffler Assembly Including a Center Muffler and Two Satellite Mufflers	United States	Pending	Patent	15/972686	May-08-2018			May-08-2038
TAOC	2001U-001814/US	Reduced Length Exhaust System With Valve	United States	Pending	Patent	16/040975	Jul-20-2018			Jul-20-2038
TAOC	52533-143989/CN	Loose-Fill Insulation Exhaust Gas Treatment Device and Methods of Manufacturing	China	Pending	Patent	201380060442.9	Nov-20-2013			Nov-20-2033
TAOC	52533-143990/JP	Loose-Fill Insulation Exhaust Gas Treatment Device and Methods of Manufacturing	Japan	Pending	Patent	2015-544114	Nov-20-2013			Nov-20-2033
TAOC	52533-143992/KR	Loose-Fill Insulation Exhaust Gas Treatment Device and Methods of Manufacturing	South Korea	Pending	Patent	10-2015-7016428	Nov-20-2013			Nov-20-2033
TAOC	52533-143993/IN	Loose-Fill Insulation Exhaust Gas Treatment Device and Methods of Manufacturing	India	Pending	Patent	4095/DELNP/2015	Nov-20-2013			Nov-20-2033
TAOC	52533-128061/US	LOOSE-FILL INSULATION EXHAUST GAS TREATMENT DEVICE AND METHODS OF MANUFACTURING	United States	Granted	Patent	14/085576	Nov-20-2013	9790836	Oct-17-2017	Mar-14-2033
TAOC	BRAZIL-1/CN	Safe Check 1 -Device to monitor the wear of an automotive suspension (SLM)	China	Granted	Patent	200780052141.6	Dec-14-2007	ZL200780052141.6	Jan-23-2013	Dec-14-2027
TAOC	BRAZIL-1/KR	Safe Check 1 -Device to monitor the wear of an automotive suspension (SLM)	South Korea	Pending	Patent	2009-7017110	Dec-14-2007			Dec-14-2027
TAOC	BRAZIL-3/AR	CYCLES SENSOR - SHOCK ABSORBER	Argentina	Pending	Patent	080105058	Nov-20-2008			Nov-20-2028
TAOC	BRAZIL-4/BR	SHOCK ABSORBER WITH BIODEGRADABLE FLUID AND BIODEGRADABLE FLUID FOR ALL TYPES OF SHOCK ABSOBERS.	Brazil	Pending	Patent	PI0900559.5	Feb-20-2009			Feb-20-2029
TAOC	1316I-101799-BR	PHS (Progressive Hydraulic Stop)	Brazil	Pending	Utility Model	MU9102003-4	Nov-01-2011			Nov-01-2026
TAOC	BRAZIL-6/AR	PHS (Progressive Hydraulic Stop)	Argentina	Granted	Utility Model	20120104083	Nov-01-2012	AR0088602B4	Jun-29-2018	Nov-01-2022
TAOC	BRAZIL-7/BR	SHOCK ABSORBER WITH BIODEGRADABLE FLUID AND BIODEGRADABLE FLUID FOR ALL TYPES OF SHOCK ABSOBERS	Brazil	Pending	Patent	PI1005122-8	Nov-03-2010			Nov-03-2030
TAOC	P046834-US-NP/US	Dual Compound Elastomer Bushing for Vehicle Suspension Component	United States	Pending	Patent	16/100575	Aug-10-2018			Aug-10-2038
TAOC	PA-NACA-15-01040- US	Exhaust Aftertreatment System for an Engine	United States	Pending	Patent	16/022085	Jun-28-2018			Jun-28-2038
TAOC	PA-NACA-17- 01189/US	Regent Injector Freeze Protection	United States	Pending	Patent	16/045036	Jul-25-2018			Jul-25-2038
TAOC	PA-NACA-17- 01197/US	Compact CSTU	United States	Pending	Patent	16/106780	Aug-21-2018			Aug-21-2038
TAOC	PA-NACA-18-01250- US	Regent Injector	United States	Pending	Patent	16/044980	Jul-25-2018			Jul-25-2038
TAOC	PA-NACA-18-01257- US	Valve Assembly	United States	Pending	Patent	16/045235	Jul-25-2018			Jul-25-2038

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	PA-NACA-18- 01260/US	Joint Assembly	United States	Pending	Patent	16/045184	Jul-25-2018			Jul-25-2038
TAOC	PA-NARP-17-01212- US	SUSPENSION SYSTEM AND METHOD FOR CONTROLLING SUSPENSION SYSTEM	United States	Pending	Patent	15/972604	May-07-2018			May-07-2038
TAOC	PA-NARP-18-00002- US	DAMPER WITH PRINTED CIRCUIT BOARD CARRIER	United States	Pending	Patent	16/103068	Aug-14-2018			Jun-06-2037
TAOC	PA-NARP-18- 00003/US	Valve Assembly	United States	Pending	Patent	16/044922	Jul-25-2018			Jul-25-2038
TAOC	PA-NARP-18-03111- US	Method of Manufacturing a Damper Tube	United States	Pending	Patent	16/045271	Jul-25-2018			Jul-25-2038
TAOC	01259-0001/US	Water Separation Device for Engine Exhaust Gas	United States	Pending	Patent	15/648748	Jul-13-2017			Jul-13-2037
TAOC	01259-0002/US	Passive NOx Adsorber	United States	Pending	Patent	15/723635	Oct-03-2017			Oct-03-2037
TAOC	T115-1010/US	Linear Control of an Automobile Suspension	United States	Granted	Patent	10/861373	Jun-07-2004	7386378	Jun-10-2008	Jun-07-2024
TAOC	T115-1040/DE2	SHOCK ABSORBER WITH INTEGRATED DISPLACEMENT SENSOR	Germany	Granted	Patent	10 2005 063 565.2	Jul-14-2005			Jul-14-2025
TAOC	T115-1040-1/CN	SHOCK ABSORBER PISTON ROD	China	Granted	Patent	200580023566.5	Jul-14-2005	ZL200580023566.5	May-05-2010	Jul-14-2025
TAOC	T115-1040-1/DE1	SHOCK ABSORBER PISTON ROD	Germany	Granted	Patent	11 2005 001 650.1	Jul-14-2005	11 2005 001650 B4	Jun-06-2012	Jul-14-2025
TAOC	T115-1040-1/DE-2	SHOCK ABSORBER PISTON ROD	Germany	Granted	Patent	PCT/US2005/024986	Jul-14-2005	10 2005 063565 B3	Jul-07-2016	Jul-14-2025
TAOC	T115-1040-1/US	SHOCK ABSORBER WITH INTEGRATED DISPLACEMENT SENSOR	United States	Granted	Patent	11/181026	Jul-14-2005	7493995	Feb-24-2009	Jul-14-2025
TAOC	TEN10442P00010/CN	Device for Lowering Tail Pipe Exhaust Temperature	China	Granted	Patent	200780042261.8	Nov-14-2007	ZL200780042261.8	Apr-24-2013	Nov-14-2027
TAOC	TEN10442P00010/JP	Device for Lowering Tail Pipe Exhaust Temperature	Japan	Granted	Patent	2009-537193	Nov-14-2007	5789084	Aug-07-2015	Nov-14-2027
TAOC	TEN10442P00010/KR	Device for Lowering Tail Pipe Exhaust Temperature	South Korea	Granted	Patent	10-2009-7012102	Nov-14-2007	10-1377233	Mar-14-2014	Nov-14-2027
TAOC	TEN10442P00010/US	Device for Lowering Tail Pipe Exhaust Temperature	United States	Granted	Patent	11/985221	Nov-14-2007	7913489	Mar-29-2011	Nov-14-2027
TAOC	TEN10442P00020/US	Exhaust Gas Additive / Treatment System and Mixer for Use Therein	United States	Granted	Patent	12/150269	Apr-25-2008	8141353	Mar-27-2012	Apr-25-2028
TAOC	TEN10442P00030/EP	Tailpipe cooling device	European Patent	Granted	Patent	09742985.6	Apr-17-2009	2262982	Aug-17-2016	Apr-17-2029
TAOC	TEN10442P00030/EP- DE	Tailpipe cooling device	Germany	Granted	Patent	09742985.6	Apr-17-2009	2262982	Aug-17-2016	Apr-17-2029
TAOC	TEN10442P00030/US	Tailpipe cooling device	United States	Granted	Patent	12/386449	Apr-17-2009	8272210	Sep-25-2012	Apr-17-2029
TAOC	TEN10442P00090/DE	IMD or GBD control for Multi-Layer mat wrap	Germany	Pending	Patent	11 2009 002 618.4	Nov-11-2009			Nov-11-2029
TAOC	TEN10442P00090/IN	IMD or GBD control for Multi-Layer mat wrap	India	Pending	Patent	1224/KOLNP/2011	Nov-11-2009			Nov-11-2029
TAOC	TEN10442P00090/JP	IMD or GBD control for Multi-Layer mat wrap	Japan	Granted	Patent	2011-535787	Nov-11-2009	5608665	Sep-05-2014	Nov-11-2029
TAOC	TEN10442P00090/KR	IMD or GBD control for Multi-Layer mat wrap	South Korea	Granted	Patent	10-2011-7010730	Nov-11-2009	10-1643953	Jul-25-2016	Nov-11-2029
TAOC	TEN10442P00090/US	IMD or GBD control for Multi-Layer mat wrap	United States	Granted	Patent	12/616568	Nov-11-2009	8667681	Mar-11-2014	Nov-11-2029
TAOC	TEN10442P00092/CN	IMD or GBD control for Multi-Layer mat wrap	China	Pending	Patent	201510131051.2	Nov-11-2009			Nov-11-2029
TAOC	TEN10442P00100/CN	Injector Mounting System	China	Granted	Patent	201080006041.1	Feb-02-2010	ZL201080006041.1	Dec-24-2014	Feb-02-2030
TAOC	TEN10442P00100/DE	Injector Mounting System	Germany	Pending	Patent	11 2010 004 027.3	Feb-02-2010			Feb-02-2030
TAOC	TEN10442P00100/IN	Injector Mounting System	India	Pending	Patent	1344/KOLNP/2011	Feb-02-2010			Feb-02-2030

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	TEN10442P00100/US	Injector Mounting System	United States	Granted	Patent	12/698488	Feb-02-2010	8327829	Dec-11-2012	Feb-02-2030
TAOC	TEN10442P00110/BR	Burner for a Diesel Aftertreatment System	Brazil	Pending	Patent	112012005827.4	Sep-15-2010			Sep-15-2030
TAOC	TEN10442P00110/IN	Burner for a Diesel Aftertreatment System	India	Pending	Patent	1309/CHENP/2012	Sep-15-2010			Sep-15-2030
TAOC	TEN10442P00140/CN	Elim-NOx Injector firing control circuit concepts	China	Granted	Patent	201080054959.3	Dec-02-2010	ZL201080054955.3	Dec-24-2014	Dec-02-2030
TAOC	TEN10442P00140/IN	Elim-NOx Injector firing control circuit concepts	India	Pending	Patent	3353/CHENP/2012	Dec-02-2010			Dec-02-2030
TAOC	TEN10442P00140/KR	Elim-NOx Injector firing control circuit concepts	South Korea	Pending	Patent	10-2012-7010997	Dec-02-2010			Dec-02-2030
TAOC	TEN10442P00150/CN	Flared Siphon Tube (Non round dust ejector)	China	Pending	Patent	CN201080042628.8	Sep-22-2010			Sep-22-2030
TAOC	TEN10442P00150/IN	Flared Siphon Tube (Non round dust ejector)	India	Pending	Patent	1315/CHENP/2012	Sep-22-2010			Sep-22-2030
TAOC	TEN10442P00150/JP	Flared Siphon Tube (Non round dust ejector)	Japan	Granted	Patent	2012-530992	Sep-22-2010	5806671	Sep-11-2015	Sep-22-2030
TAOC	TEN10442P00150/KR	Flared Siphon Tube (Non round dust ejector)	South Korea	Granted	Patent	10-2012-7006374	Sep-22-2010	101524220	May-22-2015	Sep-22-2030
TAOC	TEN10442P00150/TH	Flared Siphon Tube (Non round dust ejector)	Thailand	Pending	Patent	1201001053	Sep-22-2010			Sep-22-2030
TAOC	TEN10442P00150/US	Flared Siphon Tube (Non round dust ejector)	United States	Granted	Patent	12/567311	Sep-25-2009	8277548	Oct-02-2012	Sep-25-2029
TAOC	TEN10442P00151/KR- 02	Flared Siphon Tube (Non round dust ejector)	South Korea	Pending	Patent	10-2013-7034768	Sep-22-2010			Sep-22-2030
TAOC	TEN10442P00160/IN	Butterfly Mixer - Enhanced	India	Pending	Patent	US2010056982	Nov-17-2010			Nov-17-2030
TAOC	TEN10442P00160/JP	Butterfly Mixer - Enhanced	Japan	Granted	Patent	US2010056982	Nov-17-2010	5782447	Jul-24-2015	Nov-17-2030
TAOC	TEN10442P00160/KR	Butterfly Mixer - Enhanced	South Korea	Granted	Patent	US2010056982	Nov-17-2010	101573880	Nov-26-2015	Nov-17-2030
TAOC	TEN10442P00160/TH	Butterfly Mixer - Enhanced	Thailand	Pending	Patent	US2010056982	Nov-17-2010			Nov-17-2030
TAOC	TEN10442P00160/US	Butterfly Mixer - Enhanced	United States	Granted	Patent	12/620302	Nov-17-2009	8375709	Feb-19-2013	Nov-17-2029
TAOC	TEN10442P00170/IN	Calcination of Silica Fiber Insulation Materials Prior to Installation in Application	India	Pending	Patent	6133/CHENP/2012	Jun-03-2010			Jun-03-2030
TAOC	TEN10442P00170/TH	Calcination of Silica Fiber Insulation Materials Prior to Installation in Application	Thailand	Pending	Patent	1201003714	Jun-03-2010			Jun-03-2030
TAOC	TEN10442P00190/CN	Spiral Telescoping for Multi-Layer Wrapping	China	Granted	Patent	201180046942.8	May-26-2011	ZL201180046942.8	Apr-22-2015	May-26-2031
TAOC	TEN10442P00190/DE	Spiral Telescoping for Multi-Layer Wrapping	Germany	Pending	Patent	11 2011 104 746.0	May-26-2011			May-26-2031
TAOC	TEN10442P00190/IN	Spiral Telescoping for Multi-Layer Wrapping	India	Pending	Patent	560/KOLNP/2013	May-26-2011			May-26-2031
TAOC	TEN10442P00190/JP	Spiral Telescoping for Multi-Layer Wrapping	Japan	Granted	Patent	2013/531570	May-26-2011	5878927	Feb-05-2016	May-26-2031
TAOC	TEN10442P00190/KR	Spiral Telescoping for Multi-Layer Wrapping	South Korea	Granted	Patent	10-2013-7008091	May-26-2011	10-1478590	Dec-26-2014	May-26-2031
TAOC	TEN10442P00190/TH	Spiral Telescoping for Multi-Layer Wrapping	Thailand	Pending	Patent	1301001039	May-26-2011			May-26-2031
TAOC	TEN10442P00190/US	Spiral Telescoping for Multi-Layer Wrapping	United States	Granted	Patent	12/894712	Sep-30-2010	8752290	Jun-17-2014	Sep-30-2030

Patent Status Report

Grantor	Docket ID	Technology / Invention Title	Country	Status	Type	Application Number	Application Date	Grant Number	Grant Date	Expiration Date
TAOC	TEN10442P00190/US /2	Spiral Telescoping for Multi-Layer Wrapping	United States	Granted	Patent	13/399365	Sep-30-2010	8661673	Mar-04-2014	Sep-30-2030
TAOC	TEN10442P00230/CN	Taper Cut Edge Mat	China	Granted	Patent	201180046941.3	May-26-2011	201180046941.3	Mar-16-2016	May-26-2031
TAOC	TEN10442P00230/DE	Taper Cut Edge Mat	Germany	Pending	Patent	11 2011 103 328.1	May-26-2011			May-26-2031
TAOC	TEN10442P00230/JP	Taper Cut Edge Mat	Japan	Granted	Patent	2013/531571	May-26-2011	5815036	Oct-02-2015	May-26-2031
TAOC	TEN10442P00230/KR	Taper Cut Edge Mat	South Korea	Granted	Patent	10-2013-7008092	May-26-2011	10-1478591	Dec-26-2014	May-26-2031
TAOC	TEN10442P00230/TH	Taper Cut Edge Mat	Thailand	Pending	Patent	1301001040	May-26-2011			May-26-2031
TAOC	TEN10442P00230/US	Method of installing a longitudinally offset multi- layer mat in an exhaust gas aftertreatment or acoustic device	United States	Granted	Patent	12/894851	Sep-30-2010	8505203	Aug-13-2013	Sep-30-2030
TAOC	TEN10442P00240/CN	Multi-Layer Wrap Mat to Mat Adhesion for Transportation of Wrapped Substrates	China	Pending	Patent	201280037388.1	Jun-27-2012			Jun-27-2032
TAOC	TEN10442P00280/JP	Method of Insulating an Exhaust Device	Japan	Pending	Patent	2014-520176	Dec-16-2011			Dec-16-2031
TAOC	TEN10442P00280/TH	Method of Insulating an Exhaust Device	Thailand	Pending	Patent	1301006694	Dec-16-2011			Dec-16-2031
TAOC	TEN10442P00280/US	Method of Insulating an Exhaust Device	United States	Granted	Patent	13/179982	Jul-11-2011	8100315	Jan-24-2012	Jul-11-2031
TAOC	TEN10442P00290/CN	Method of Producing an Insulated Exhaust Device	China	Pending	Patent	201280050971.6	Jun-28-2012			Jun-28-2032
TAOC	TEN10442P00290/US	Method of Producing an Insulated Exhaust Device	United States	Granted	Patent	13/277663	Oct-20-2011	9217357	Dec-22-2015	Oct-20-2031
TAOC	TEN10442P00310/CN	Method of Installing a Multi-Layer Batt, Blanket or Mat in an Exhaust Gas Aftertreatment or Acoustic Device	China	Pending	Patent	201380047558.9	Jun-27-2013			Jun-27-2033
TAOC	TEN10442P00310/IN	Method of Installing a Multi-Layer Batt, Blanket or Mat in an Exhaust Gas Aftertreatment or Acoustic Device	India	Pending	Patent	2911/KOLNP/2014	Jun-27-2013			Jun-27-2033
TAOC	TEN10442P00310/JP	Method of Installing a Multi-Layer Batt, Blanket or Mat in an Exhaust Gas Aftertreatment or Acoustic Device	Japan	Pending	Patent	2015-531071	Jun-27-2013			Jun-27-2033
TAOC	TEN10442P00310/KR	Method of Installing a Multi-Layer Batt, Blanket or Mat in an Exhaust Gas Aftertreatment or Acoustic Device	South Korea	Pending	Patent	10-2015-7001723	Jun-27-2013			Jun-27-2033
TAOC	TEN10442P00310/TH	Method of Installing a Multi-Layer Batt, Blanket or Mat in an Exhaust Gas Aftertreatment or Acoustic Device	Thailand	Pending	Patent	1501000446	Jun-27-2013			Jun-27-2033
TAOC	TEN10442P00310/US	11-0632_Powder Insulation Impregnated Multi- Layer wrap.pdf	United States	Granted	Patent	13/612269	Sep-12-2012	8747510	Jun-10-2014	Sep-12-2032

COPYRIGHTS

Registered Copyrights

1. Registration Number:	TX-4-813-381
Title:	Quiet-Flow exhaust systems 1980 and newer passenger car and truck :
1998 master catalog.
Description:	768 p.
Claimant:	acTenneco Automotive, Inc. (now TAOCI)
Created:	1997
Published:	31Dec97
Registered:	28Apr00
Miscellaneous:	C.O. corres.

2. Registration Number:	TX-6-177-896
Title:	Exhaust system acoustics and backpressure.
Note:	Cataloged from appl.
Claimant:	acTenneco Automotive Operating Company, Inc.
Created:	2005
Published:	29Mar05
Registered:	25Apr05

3. Registration Number:	TXu-1-223-170
Title:	Engine exhaust after treatment mechanical, thermal and production knowledge base.
Note:	Cataloged from appl. only.
Claimant:	acTenneco Automotive
Created:	2005
Registered:	20Jun05

4. Registration Number:	TX0006828850
Title:	Quick-Strut Installation Instructions
Note:	C.O. corres.
Claimant:	Tenneco Automotive Operating Company Inc.
Created:	2003
Published:	01May2004
Registered:	28Feb08

5. Registration Number:	TX0007102555
Title:	QUICK-STRUT INSTALLATION INSTRUCTIONS
Note:	C.O. corres.
Claimant:	Tenneco Automotive Operating Company Inc.
Created:	2003
Published:	13May2003
Registered:	07Feb2008

6. Registration Number:	PAu000125783
Title:	[The Vital connection]
Note:	Deposit consists of 1 sound cassette (deposited in lieu of tape) & synopsis (2 p.). Title from synopsis
Claimant:	Monroe Auto Equipment Company
Created:	1979
Registered:	10May1979

7. Registration Number:	2013F00087597
Title:	Wings Logo China Copyright
Note:	NA
Claimant:	Tenneco Automotive Operating Company Inc.
Created:	2013
Registered:	01April2013

8. Registration Number:	TXu 2-016-686
Title:	Controller_sf.h
Note:	NA
Claimant:	Tenneco Automotive Operating Company Inc.
Created:	2016
Registered:	18April2016

9. Registration Number:	TXu 2-014-312
Title:	Controller_sf.c
Note:	NA
Claimant:	Tenneco Automotive Operating Company Inc.
Created:	2016
Registered:	18April2016

10. Registration Number:	TXu 2-021-512
Title:	Controller_v2_sf.h
Note:	NA
Claimant:	Tenneco Automotive Operating Company Inc.
Created:	2016
Registered:	05July2016

11. Registration Number:	TXu 2-021-523
Title:	Controller_v2_sf.c
Note:	NA
Claimant:	Tenneco Automotive Operating Company Inc.
Created:	2016
Registered:	05July2016

12. Registration Number:	TXu 2-021-508
Title:	AcocarActiveQCarCtrl_v2
Note:	NA
Claimant:	Tenneco Automotive Operating Company Inc.
Created:	2016
Registered:	05July2016

Unregistered Copyrights

The Grantors may have unregistered copyrights in various types of material prepared within the conduct of their business. These types of materials can include all written material, including but not limited to any catalogs, manuals, packaging, labels, and marketing materials for all products manufactured and sold by a Grantor, as well as pictorial, graphical and other audio-visual works, computer programs, video records, compilations of data, multimedia and derivative works. However, except as noted above, no registrations have been sought for these types of copyrightable materials, and it is not the policy of the Grantors to pursue registered copyrights for these materials.

Copyright Licenses

Copyright Licenses Granted By A Grantor

None

Copyright Licenses Granted To A Grantor

The Grantors have entered into various operational copyright licenses, such as software shrink wrap licenses, commensurate with an organization of their size, which may or may not expressly permit the applicable Grantor to grant a security interest in its rights under such license.

Docket #	File #	Client Division	Country	Case Type	Relation Type	Filing Type	Application Date	Application Number	Grant Date	Patent Number	Status	Expiration Date	Title	Current Owner	Publication Date	Publication Number	Segment
40869	1	AFTERMARKET-MISC	United States	Design	Original Filing	National	09/04/2007	29/284221	09/15/2009	D600125 S	Granted	09/15/2023	PACKAGE DESIGN FOR MULTI-USE CONTAINER FOR A SMALL ENGINE TUNE-UP KIT	FEDERAL-MOGUL WORLD WIDE LLC			MP
40869		AFTERMARKET-MISC	United States	Regular	Original Filing	National	01/30/2008	12/022232	01/26/2016	9243750	Granted	08/29/2034	MULTI-USE CONTAINER FOR ENGINE MAINTENANCE KIT	FEDERAL-MOGUL LLC			MP
00367	1	BEARINGS	United States	Regular	Original Filing	National	11/04/1999	09/433689	11/06/2001	6312579	Granted	11/04/2019	BEARING HAVING MULTI-LAYER OVERLAY AND METHOD OF USE	FEDERAL-MOGUL WORLD WIDE LLC			PT
00367	2	BEARINGS	United States	Regular	Division	National	09/19/2001	09/957317	08/26/2003	6609830	Granted	11/04/2019	BEARING HAVING MULTILAYER OVERLAY AND METHOD OF MANUFACTURE	FEDERAL-MOGUL WORLD WIDE LLC	01/31/2002	2002/0011414	PT
00743		BEARINGS	United States	Regular	Original Filing	National	02/26/1999	09/258,639	04/23/2002	6376062	Granted	02/26/2019	OVERLAY MATERIAL AND COMPOSITE MULTILAYER MATERIAL (GLYCO 193) GLEITSCHICHTMATERIAL UND SCHICHTVERBUNDWERKSTOFF	FEDERAL-MOGUL WIESBADEN GMBH			PT
00744		BEARINGS	United States	Regular	Original Filing	National	02/26/1999	09/258624	04/23/2002	6376061	Granted	02/26/2019	COMPOSITE MULTILAYER MATERIAL	FEDERAL-MOGUL WIESBADEN GMBH			PT
00752		BEARINGS	United States	Regular	Original Filing	National	12/26/2000	09/748,610	12/10/2002	6492039	Granted	12/26/2020	GLYCO 188 (VM 250) SCHICHTVERBUNDWERKSTOFF FUER GLEITLAGER	FEDERAL-MOGUL WIESBADEN GMBH	08/23/2001	2001/0016267	PT
30149		BEARINGS	United States	Regular	Original Filing	National	01/16/2001	09/760875	11/19/2002	6481895	Granted	01/16/2021	LONG RELIEF CONTOURED FLANGE BEARING	FEDERAL-MOGUL WORLD WIDE LLC	07/18/2002	US2002-0094143	PT
30283	1	BEARINGS	United States	Regular	Original Filing	National	10/07/2002	10/265953	06/08/2004	6746154	Granted	10/07/2022	LEAD-FREE BEARING (LF-5)	FEDERAL-MOGUL WORLD WIDE LLC	04/10/2003	US2003-0068106	PT
30283	2	BEARINGS	United States	Regular	Division	National	12/08/2003	10/730308	02/15/2005	6854183	Granted	10/07/2022	LEAD-FREE BEARING	FEDERAL-MOGUL WORLD WIDE LLC			PT
30284	1	BEARINGS	United States	Regular	Original Filing	National	10/15/2002	10/272054	09/07/2004	6787100	Granted	12/28/2022	MULTIPLE LAYER POWDER METAL BEARINGS	FEDERAL-MOGUL WORLD WIDE LLC	04/17/2003	US2003-0072670	PT
30418		BEARINGS	United States	Regular	Original Filing	National	12/07/2004	11/006273	06/12/2007	7229699	Granted	08/04/2025	BEARING HAVING EMBEDDED HARD PARTICLE LAYER AND OVERLAY AND METHOD MANUFACTURE	FEDERAL-MOGUL WORLD WIDE LLC			PT
30455		BEARINGS	United States	Regular	Original Filing	National	06/01/2005	11/141895	04/08/2008	7354199	Granted	02/17/2026	THRUST BEARING	FEDERAL-MOGUL WORLD WIDE LLC			PT
30455	1	BEARINGS	United States	Regular	Division	National	02/13/2008	12/030384	10/25/2011	8042272	Granted	08/26/2030	THRUST BEARING	FEDERAL-MOGUL WORLD WIDE LLC			PT
30611(00797)		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	08/05/2004	10568110	08/18/2009	7575814	Granted	08/05/2024	SCHICHTVERBUNDWERKSTOFF, HERSTELLUNG UND VERWENDUNG [COMPOSITE MULTILAYER MATERIAL, PRODUCTION AND USE]	FEDERAL-MOGUL WIESBADEN GMBH	02/17/2005	2005/015036	PT
30699		BEARINGS	United States	Regular	Original Filing	National	11/12/2004	10/987014	08/21/2007	7258489	Granted	02/10/2025	LOW-COST THREE-PIECE THRUST WASHER DESIGN	FEDERAL-MOGUL WORLD WIDE LLC			PT
40086		BEARINGS	United States	Regular	Original Filing	National	06/28/2005	11/169032	12/02/2008	7458158	Granted	10/06/2026	METHOD OF MAKING A SLIDING BEARING	FEDERAL-MOGUL WORLD WIDE LLC			PT
40155(00767)		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/24/2002	10490849	10/08/2013	8551569	Granted	09/24/2022	VERFAHREN ZUR HERSTELLUNG EINES MIT EINER GLEITSCHICHT VERSEHENEN METALLISCHEN TRÄGERWERKSTOFFES SOWIE DESSEN VERWENDUNG	FEDERAL-MOGUL WIESBADEN GMBH			PT
40456(00824)		BEARINGS	United States	Regular	Original Filing	National	03/16/2006	11377039	09/23/2008	7426855	Granted	03/16/2026	VERFAHREN UND VORRICHTUNG ZUR UEBERPRUEFUNG DER HAFTFESTIGKEIT VON GLEITSCHICHTEN VON GLEITLAGERBUCHSEN	FEDERAL-MOGUL WIESBADEN GMBH	11/02/2006	2006/0243046	PT
40481(00812.1)		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/13/2006	11/914,356	08/09/2011	7993758	Granted	05/13/2026	GLEITLAGERVERBUNDWERKSTOFF, VERWENDUNG UND HERSTELLUNGSVERFAHREN (SOLID BRONZE / MASSIV)	FEDERAL-MOGUL WIESBADEN GMBH	03/26/2009	2009-00814771	PT
40482(00825.1)		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/13/2006	11914350	01/29/2013	8360647	Granted	05/13/2026	GLEITLAGERVERBUNDWERKSTOFF, VERWENDUNG UND HERSTELLUNGSVERFAHREN (SOLID BRONZE / STAHL)	FEDERAL-MOGUL WIESBADEN GMBH	11/16/2006	2006/120016	PT
40483(00826.1)		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/13/2006	11914352	08/14/2012	8241758	Granted	05/13/2026	GLEITLAGERVERBUNDWERKSTOFF, VERWENDUNG UND HERSTELLUNGSVERFAHREN (SOLID BRONZE / MASSIV GESPUTTERT)	FEDERAL-MOGUL WIESBADEN GMBH	11/16/2006	2006/120022	PT
40492(00817)		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/22/2006	11/915283	11/08/2011	8053087	Granted	07/20/2028	ANTIFRICTION COMPOSITE, USE OF THE ANTIFRICTION COMPOSITE, AND METHOD FOR PRODUCING THE ANTIFRICTION COMPOSITE [GLEITLAGERVERBUNDWERKSTOFF, VERWENDUNG DES GLEITLAGERVERBUNDWERKSTOFFES UND VERFAHREN ZUR HERSTELLUNG DES GLEITLAGERVERBUNDWERKSTOFFES (GLYCO 273)]	FEDERAL-MOGUL WIESBADEN GMBH	11/30/2006	2006/125584	PT
40588(00840)		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/13/2006	12/097401	11/10/2015	9181976	Granted	12/13/2026	LAGERSCHALE UND VERFAHREN ZU IHRER HERSTELLUNG	FEDERAL-MOGUL WIESBADEN GMBH	07/12/2007	WO2007/076803	PT
40871(00851)		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/26/2010	13/266887	07/08/2014	8771838	Granted	04/26/2030	Nachgiebige Lagerschale mit Anpassungspotential unter Betriebslast	FEDERAL-MOGUL WIESBADEN GMBH	11/04/2010	WO2010/125026	PT
40936(00854)		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/15/2008	12669363	04/22/2014	8703660	Granted	07/15/2028	BLEIFREIER GESINTERTER GLEITLAGERWERKSTOFF UND SINTERPULVER ZUR HERSTELLUNG DESSELBEN	FEDERAL-MOGUL WIESBADEN GMBH	01/29/2009	WO2008/013178	PT
40949	3	BEARINGS	United States	Regular	Division	National	03/24/2014	14/223513	05/23/2017	9657777	Granted	08/18/2028	WEAR RESISTANT LEAD FREE ALLOY BUSHING AND METHOD OF MAKING	FEDERAL-MOGUL WORLD WIDE LLC			PT
40949	2	BEARINGS	United States	Regular	Original Filing	National	07/31/2007	11/830913	03/25/2014	8679641	Granted	11/24/2030	BUSHING MATERIAL WITH IMPROVED WEAR PROPERTIES (LF4)	FEDERAL-MOGUL WORLD WIDE LLC			PT
41047(00862)		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/10/2008	12742826	02/19/2013	8376618	Granted	11/10/2028	Bundlager mit lasergepunkteten Anlaufscheiben und verbesserter, formschlüssiger Verdrehsicherung	FEDERAL-MOGUL WIESBADEN GMBH			PT
41183		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/28/2009	13/142887	10/25/2016	9476454	Granted	12/28/2029	Application of iron oxide in painted bearings Verwendung von Eisenoxid in Lacken für Gleitelemente	FEDERAL-MOGUL WIESBADEN GMBH	07/08/2010	WO2010/076306	PT
41183		BEARINGS	United States	Regular	Continuation-In-Part	Patent Cooperation Treaty					Docketed		Application of iron oxide in painted bearings Verwendung von Eisenoxid in Lacken für Gleitelemente	FEDERAL-MOGUL WIESBADEN GMBH			PT
41183		BEARINGS	United States	Regular	Continuation	Patent Cooperation Treaty	12/28/2009	15262469			Filed		Application of iron oxide in painted bearings Verwendung von Eisenoxid in Lacken für Gleitelemente	FEDERAL-MOGUL WIESBADEN GMBH			PT
41191		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/28/2009	13142953	02/11/2014	8646977	Granted	12/28/2029	Self-lubricating thermoplastic coatings with PTFE loaded surface / Selbstschmierende thermoplastische Schichten mit PTFE-angereicheter Oberfläche	FEDERAL-MOGUL WIESBADEN GMBH	07/08/2010	WO2010/076307	PT
41200		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/16/2012	14/004505	07/22/2014	8783954	Granted	02/16/2032	upper main-bearing, oil groove configuration Oberes Hauptlager, Anordnung der Ölnut	FEDERAL-MOGUL WIESBADEN GMBH	09/20/2012	WO2012/123213	PT
41201		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/21/2011	13635967	08/20/2013	8511900	Granted	03/21/2031	Oil grooves for bearings Maßnahmen zur Verringerung von Ölverlusten im Bereich der Freilegung	FEDERAL-MOGUL WIESBADEN GMBH	09/22/2011	WO2011/113952	PT
41206		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/10/2010	13/262104	06/10/2014	8748006	Granted	03/10/2030	lead free material for sintered bearings Bleifreier Gleitlagerwerkstoff auf der Basis eines gesinterten Gradientenwerkstoffes	FEDERAL-MOGUL WIESBADEN GMBH	10/07/2010	WO2010/112309	PT
41271		BEARINGS	United States	Regular	Original Filing	National	05/18/2011	13/110482	12/17/2013	8608385	Granted	10/26/2031	MAIN BEARING FOR ENGINE WITH HIGH BELT LOAD	FEDERAL-MOGUL LLC			PT
41451		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/18/2010	13259938	04/08/2014	8689457	Granted	05/18/2030	process and device for protrusion measurement of bearings Verfahren und Vorrichtung zur Überstandsmessung an Lagerschalen	FEDERAL-MOGUL WIESBADEN GMBH	11/25/2010	WO2010/133579	PT
41473		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/05/2010	13/318521	10/18/2016	9468974	Granted	05/05/2030	CuFe2P coating Bleifreier Gleitlagerwerkstoff auf Bais einer gesinterten CuFe2P Legierung	FEDERAL-MOGUL WIESBADEN GMBH	11/11/2010	WO2010/128086	PT
41480		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/14/2011	13/811314	11/01/2016	9482275	Granted	04/14/2031	Structured sliding surface / Herstellung einer gezielt strukturierten Gleitfläche oder einer Gleitfläche mit einer definierten Oberflächengeometrie von Gleitlagerschalen	FEDERAL-MOGUL WIESBADEN GMBH	01/26/2012	WO2012/010334	PT
41568		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/23/2011	13/820389	05/17/2016	9341211	Granted	05/23/2031	laser structured dirt depot in surface seals Laserstrukturierte Schmutzdepots in Gleitoberflächen	FEDERAL-MOGUL WIESBADEN GMBH	03/08/2012	WO2012/028345	PT
41570		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/16/2010	13/518557	12/29/2015	9222513	Granted	12/16/2030	PTFElayer improvement Verbesserung der Haftung der PTFE-Schicht von Verbundwerkstoffen mit porösen Substratmaterialien durch Vorbehandlung des Substrates mit Fluorthermoplasten	FEDERAL-MOGUL WIESBADEN GMBH	06/30/2011	WO2011/076662	PT
41635		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/01/2011	13/820220	07/22/2014	8783956	Granted	09/01/2031	dirt capturing bags in bearings Schmutzfangtaschen in Gleitlagern	FEDERAL-MOGUL WIESBADEN GMBH	03/08/2012	WO2012/028682	PT
41688		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/22/2014	PCT/ EP2014/079008			Filed		PTFE sliding layer with filler in synergistic composition of barium sulfate and zinc sulfide Verwendung einer synergistischen Zusammensetzung aus Bariumsulfat und Zinksulfid als Füllstoff für PTFE in Gleitschichten	FEDERAL-MOGUL WIESBADEN GMBH	07/22/2015	Wo2015/097158	PT
41694		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/10/2010	13/703137	05/12/2015	9027249	Granted	06/10/2030	Sintered bushing material with improved corrosion resistance Bleifreies gesintertes Gleitlagermaerial mit verbesserter Korrosionsbeständigkeit	FEDERAL-MOGUL WIESBADEN GMBH	12/15/2011	WO2011/154039	PT
41779		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/17/2015	PCT/ EP2015/071328			Filed		Lead free aluminium, bearing with optimized intermediate layer for highly loaded engines - VM389 LT&I-Project “High Strength Al Bearing” Bleifreies Aluminium-Gleitlager mit optimierter Zwischenschicht für hochbelastete Motoren - VM 389 LT&I-Projekt “Hochfestes Al-lager”	FEDERAL-MOGUL WIESBADEN GMBH	04/21/2016	WO2016/08780	PT
41784		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/02/2011	13820262	09/02/2014	8821023	Granted	09/02/2031	dirt conduction groove at bearings schmutzleitnuten in Gleitlagern	FEDERAL-MOGUL WIESBADEN GMBH	03/08/2012	WO2012/028715	PT
41811		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/27/2011	13/985814	11/24/2015	9193017	Granted	10/27/2031	unleaded clad aluminium bearing material with improved fretting resistance Bleifreies plattiertes Aluminiumgleitlagermaterial mit verbesserter Fressbeständigkeit	FEDERAL-MOGUL WIESBADEN GMBH	08/23/2012	WO2012/110115	PT
41814		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/27/2011	13822158			Filed		graphited tin (iV) sulfid dispersion coating Graphitierte Zinn (IV) Sulfid Zinn Dispersions Gleitschichten	FEDERAL-MOGUL WIESBADEN GMBH	03/15/2012	WO2012031792	PT
41815		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/25/2012	14/124932	07/14/2015	9080604	Granted	05/25/2032	bearing with in axial direction profiled surfce geometry of the sliding surface Gleitlagerschale mit in axiler Richtung profilierter Oberflächengeometrie der Gleitfläche	FEDERAL-MOGUL WIESBADEN GMBH	12/13/2012	WO2012/168096	PT
41957		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/10/2013	14651017			Filed		composite material steel - cu- bronze - aluminium Verbundwerkstoff Stahl - Cu - Bronze - Aluminium	FEDERAL-MOGUL WIESBADEN GMBH	06/19/2014	WO2014/090764	PT
42026		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/28/2011	14/111629	11/15/2016	9492868	Granted	12/28/2031	Sintered bushing material with improved corrosion resistance Bleifreies gesintertes Buchsenmaterial mit verbesserter Korrosionsbeständigkeit	FEDERAL-MOGUL WIESBADEN GMBH	10/18/2012	WO2012/139671	PT
42129		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/06/2013	14/647,188	04/10/2018	9937564	Granted	11/06/2033	Bearings, variable surface µ-pfofile, getting deeper and wider toward edges Lager, unbeständiger oberflächlicher µ-Profile, tiefer und weiter werdend gegenüber Kanten	FEDERAL-MOGUL WIESBADEN GMBH	05/30/2014	WO2014/079685	PT
42187		BEARINGS	United States	Regular	Original Filing	National	10/10/2013	14/050501	08/18/2015	9108275	Granted	10/10/2033	BI-MATERIAL STRIP AND A METHOD OF BONDING STRIPS OF DIFFERENT MATERIALS TOGETHER	FEDERAL-MOGUL LLC			PT
42187	1	BEARINGS	United States	Regular	Division	National	07/22/2015	14/805892	12/19/2017	9844836	Granted	10/10/2033	BI-MATERIAL STRIP AND A METHOD OF BONDING STRIPS OF DIFFERENT MATERIALS TOGETHER	FEDERAL-MOGUL LLC			PT
42197		BEARINGS	United States	Regular	Original Filing	National	11/29/2012	14/363477			Filed		Lead free sintered matrix material as a basis for the production of GLYCODUR Bleifreies gesintertes Matrixmaterial als Basis für die Glycodurherstellung	FEDERAL-MOGUL WIESBADEN GMBH	06/13/2013	WO2013/083471A1	PT
42198		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	08/17/2012	14/36947	04/04/2017	9611889	Granted	08/17/2032	increase of fatigue strength by bi-aluminium-bearings by objective intiate destinctive pressure tension in the layer of bearings surface Erhöhung der Ermüdungsfestigkeit von Zweistoff-Aluminium -lLgerschalen durch gezieltes Einbringen von Druckeigenspannungen in die Gleitschichtoberfläche	FEDERAL-MOGUL WIESBADEN GMBH	06/13/2013	WO2013/083302A1	PT
42211		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/22/2014	15106917			Filed		conditions of BASO4 and ZnS at paints for bearings Verwendung von BASO4 und ZnS in Lacken für Gleitelemente	FEDERAL-MOGUL WIESBADEN GMBH	07/22/2015	WO2015/097159	PT
42255		BEARINGS	United States	Regular	Original Filing	National	11/20/2013	14/085181	06/14/2016	9366290	Granted	02/29/2020	HIGH STRENGTH LOW FRICTION ENGINEERED MATERIAL FOR BEARINGS AND OTHER APPLICATIONS	FEDERAL-MOGUL LLC			PT
42255	1	BEARINGS	United States	Regular	Division	National	05/12/2016	15/153541			Filed		HIGH STRENGTH LOW FRICTION ENGINEERED MATERIAL FOR BEARINGS AND OTHER APPLICATIONS	FEDERAL-MOGUL LLC			PT
42323		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/31/2012	14/404,857	03/08/2016	9279454	Granted	05/31/2032	Convex shape bearings with straight coated polymer layer	FEDERAL-MOGUL WIESBADEN GMBH	12/05/2013	WO2013/178266A1	PT
42415		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/06/2014	14896502			Filed			FEDERAL-MOGUL WIESBADEN GMBH	12/11/2014	WO2014/195458	PT
42437		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/02/2015	14651017	01/16/2018	9869349	Granted	03/02/2035	Stretch metal bushing with trapezoidal form of clinch	FEDERAL-MOGUL WIESBADEN GMBH	09/11/2015	WO2015/132188	PT
50023		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/08/2014	14890002			Filed		Copper based lead-free sintered bushing material with improved corrosion resistance, fatigue strength and sliding properties Kupferbasiertes bleifreies gesintertes Buchsenmaterial mit verbesserter Korrosionsbeständigkeit, Ermüdungsfestigkeit und Gleitfähigkeit	FEDERAL-MOGUL WIESBADEN GMBH	12/31/2014	WO2014/180951A3	PT
50109		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/22/2014	15107972	05/15/2018	9970483	Granted	12/22/2034	Self-lubricating thermoplastic coatings with PTFE alloy with bimodal molecular weight Selbstschmierende thermoplastische Schichten mit Zusatz von PTFE mit bimodalem Molekulargewicht	FEDERAL-MOGUL WIESBADEN GMBH	07/22/2015	WO2015/097160	PT
50173		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/16/2015	PCT/ EP2015/058235			Filed		unleaded plain baring material based on CU Fe2P Bleifreier Gleitlagerwerkstoff auf Basis von CuFe2P unter Zugabe eines spanbrechend wirkenden Metalls	FEDERAL-MOGUL WIESBADEN GMBH	10/22/2015	WO2015/158807	PT
50296		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	08/27/2015	15508239			Filed		unleaded bearing material based on CuCrZr coating Bleifreier Gleitlagerwerkstoff auf der Basis einer CuCrZr Legierung	FEDERAL-MOGUL WIESBADEN GMBH	03/10/2016	WO2016/034484	PT
50351		BEARINGS	United States	Regular	Original Filing	National	05/13/2015	14/710918			Filed		APPLYING POLYMER COATING TO CONNECTING ROD SURFACES FOR REDUCED WEAR	FEDERAL-MOGUL LLC			PT
50451		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/06/2016	15/744,406			Filed		substrat material for bearings Substratwerkstoff als Gleitelement, bestehnd aus einer faser- und/oder partikelverstärkten bleifreien Aluminiumlegierung	FEDERAL-MOGUL WIESBADEN GMBH	01/19/2017	WO2017/009132A1	PT
50461		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/18/2016	102016208482.8			Filed		Method and process of maufacture composite material by cooper based alloy at steel and bearings with heat-set Verfahren und Prozess zur Herstellung eines Verbundwerkstoffes mit einer warmgehärteten Kupferbasislegierung auf Stahl und hieraus hergestellten Gleitelementen	FEDERAL-MOGUL WIESBADEN GMBH	11/23/2017	102016208482.8	PT
50558		BEARINGS	United States	Regular	Original Filing	National	03/21/2018	15/927461			Filed		BEARING AND METHOD OF MANUFACTURING PERMITTING HIGH TEMPERATURE HEAT TREATMENT	FEDERAL-MOGUL LLC			PT
50588		BEARINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/11/2017	PCT/ EP2017/061306			Filed		Method and process for manufacturing composite material with hot hardened cooper based alloy on steel and sliding element according to this process Verfahren und Prozess zur Herstellung eines Verbundwerkstoffes mit einer warmgehärteten Kupferbasislegierung auf Stahl und hieraus hergestellten Gleitelementen	FEDERAL-MOGUL WIESBADEN GMBH	11/23/2017	WO2017/198533	PT
00200-CH	1	CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	05/05/2000	09/566288	07/02/2002	6413003	Granted	05/05/2020	COMPLIANT PIVOT SOCKET FOR AUTOMOTIVE STEERING (FULL BALL)	FEDERAL-MOGUL WORLD WIDE LLC			MP
00200-CH	4	CHASSIS & BRAKE HARD PARTS	United States	Regular	Continuation-In-Part	National	05/15/2002	10/145683	01/13/2004	6676325	Granted	05/05/2020	COMPLIANT PIVOT SOCKET FOR AUTOMOTIVE STEERING (FULL BALL)	FEDERAL-MOGUL WORLD WIDE LLC	09/12/2002	US2002-0127048	MP
00200-CH	2	CHASSIS & BRAKE HARD PARTS	United States	Regular	Division	National	09/18/2001	09/955001	08/27/2002	6439794	Granted	05/05/2020	COMPLIANT PIVOT SOCKET FOR AUTOMOTIVE STEERING (PART SPHERICAL W/ PIN EXTENSIONS)	FEDERAL-MOGUL WORLD WIDE LLC			MP
00200-CH	3	CHASSIS & BRAKE HARD PARTS	United States	Regular	Division	National	09/18/2001	09/954743	09/24/2002	6454484	Granted	05/05/2020	COMPLIANT PIVOT SOCKET FOR AUTOMOTIVE STEERING (FLUTED COIL W/ HEMISPHERE)	FEDERAL-MOGUL WORLD WIDE LLC			MP
25156-1		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	10/07/1998	09/167917	03/20/2001	6202280	Granted	10/07/2018	COVER-PLATE EXPANSION ASSEMBLY METHOD	Federal-Mogul Motorparts Corporation			MP
25156-2		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	10/20/1998	09/175915	10/03/2000	6125541	Granted	10/20/2018	DEVICE AND METHOD FOR CLOSING A MOVEABLE SOCKET& ESTABLISHING A PREDETERMINED WEAR INDICATOR DISTANCE	FEDERAL-MOGUL WORLD WIDE LLC			MP
30077		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	12/20/2000	09/742863	08/27/2002	6439795	Granted	12/20/2020	BALL JOINT COVER MEANS	FEDERAL-MOGUL WORLD WIDE LLC	06/20/2002	2002/0076267	MP
30178		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/15/2001	09/681305	03/18/2003	6532665	Granted	03/15/2021	METHOD FOR EXPANDING A COVER PLATE	FEDERAL-MOGUL LLC	09/19/2002	2002 0129482A1	MP
30232		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	09/06/2001	09/948005	09/16/2003	6619873	Granted	09/06/2021	DEVICE AND METHOD FOR CLOSING MOVABLE SOCKET ASSEMBLIES BY EXPANDING SOLID COVER PLATES	FEDERAL-MOGUL WORLD WIDE LLC	03/06/2003	2003-0044224A1	MP
30334		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	10/18/2002	10/273958	06/10/2003	6575030	Granted	10/18/2022	BRAKE ROTOR MILL BALANCE CLAMPING APPARATUS	FEDERAL-MOGUL WORLD WIDE LLC			MP
30351		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	01/16/2004	10/760053	05/02/2006	7037199	Granted	01/16/2024	UNIVERSAL JOINT WASHER BAFFLE	FEDERAL-MOGUL WORLD WIDE LLC			MP
30351	2	CHASSIS & BRAKE HARD PARTS	United States	Regular	Division	National	01/02/2006	11/366131	02/20/2007	7179172	Granted	01/16/2024	UNIVERSAL JOINT	FEDERAL-MOGUL WORLD WIDE LLC			MP
30482		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	02/18/2003	10/369153	04/05/2005	6874380	Granted	02/18/2023	SLIDE ADJUSTMENT SYSTEM FOR BRAKE ROTOR TESTING GAUGE	FEDERAL-MOGUL WORLD WIDE LLC			MP
30684		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/30/2004	10/813242	11/01/2011	8047739	Granted	04/03/2024	METAL SPLIT BEARING COMPRESSION LOAD BALL JOINT	FEDERAL-MOGUL WORLD WIDE LLC		2005/0220531	MP
30711		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/16/2004	10/802641	03/18/2008	7344311	Granted	09/20/2024	SUSPENSION JOINT BEARING	FEDERAL-MOGUL WORLD WIDE LLC			MP
40029		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	12/21/2004	11/018765	07/25/2006	7080539	Granted	12/21/2024	FORGED KNURLED SOCKET HOUSING AND METHOD OF MANUFACTURE	FEDERAL-MOGUL WORLD WIDE LLC			MP
40029		CHASSIS & BRAKE HARD PARTS	United States	Regular	Division	National	06/07/2006	11/422746	09/28/2010	7802940	Granted	12/21/2024	FORGED KNURLED SOCKET HOUSING	FEDERAL-MOGUL WORLD WIDE LLC			MP
40376		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	08/25/2006	11/510327	03/02/2010	7670078	Granted	08/25/2026	DUST BOOT WITH GREASE PASSAGE RIBS	FEDERAL-MOGUL WORLD WIDE LLC			MP
40377		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	08/25/2006	11/510326	04/27/2010	7704007	Granted	11/26/2026	DUST BOOT WITH GREASE CHANNEL	FEDERAL-MOGUL WORLD WIDE LLC			MP
40379		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	08/18/2005	11/206889	03/11/2014	8668058	Granted	07/09/2028	VENTED BRAKE ROTOR	FEDERAL-MOGUL WORLD WIDE LLC			MP

Docket #	File #	Client Division	Country	Case Type	Relation Type	Filing Type	Application Date	Application Number	Grant Date	Patent Number	Status	Expiration Date	Title	Current Owner	Publication Date	Publication Number	Segment
40468		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	09/19/2006	11/533186	07/02/2008	7393152	Granted	09/19/2026	CONE ADAPTOR FOR BALL JOINT STUDS, TIE RODS, SWAY BAR LINKS AND THE LIKE	FEDERAL- MOGUL WORLD WIDE LLC			MP
40468	1	CHASSIS & BRAKE HARD PARTS	United States	Regular	Division	National	06/13/2008	12/139177	11/23/2010	7837407	Granted	09/19/2026	CONE ADAPTOR FOR BALL JOINT STUDS, TIE RODS, SWAY BAR LINKS AND THE LIKE	FEDERAL- MOGUL WORLD WIDE LLC			MP
40514		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	01/17/2006	11/332886	01/12/2010	7644500	Granted	12/07/2026	METHOD OF SETTING THE PRE-LOAD FOR A BALL SOCKET JOINT	FEDERAL- MOGUL WORLD WIDE LLC			MP
40840	1	CHASSIS & BRAKE HARD PARTS	United States	Regular	Division	National	10/21/2016	15/331254			Filed	05/21/2028	BALL JOINT ASSEMBLY AND METHOD OF MAKING	Federal-Mogul Motorparts Corporation			MP
40840		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	05/21/2008	12/124215	10/25/2016	9476447	Granted	03/25/2031	BALL JOINT ASSEMBLY AND METHOD OF MAKING	FEDERAL- MOGUL POWERTRAIN LLC			MP
41077		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/06/2009	12/399460	06/10/2014	8747012	Granted	03/06/2029	TIE ROD END WITH FRICTION REDUCING COATING	FEDERAL- MOGUL LLC		2009/0226244	MP
41081		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	02/17/2009	12/372038	10/13/2009	7600940	Granted	02/17/2029	BALLJOINT WITH SPACER CUP	FEDERAL- MOGUL LLC			MP
41245		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	02/13/2009	12/371051	01/01/2013	8342769	Granted	11/08/2029	COMPLIANT PIVOT SOCKET FOR AUTOMOTIVE STEERING	FEDERAL- MOGUL LLC			MP
41566		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	12/03/2009	12/630357	09/20/2016	9446644	Granted	04/05/2033	CONCENTRIC KNURL BALL JOINT	FEDERAL- MOGUL LLC			MP
41566-1	1	CHASSIS & BRAKE HARD PARTS	United States	Regular	Continuation-In-Part	National	08/17/2016	15/238923			Filed		CONCENTRIC KNURL BALL JOINT	FEDERAL- MOGUL LLC			MP
41650		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	09/25/2013	14/036119	04/19/2016	9316250	Granted	09/25/2033	BALL JOINT WITH IMPROVED UPPER BEARING AND METHOD OF CONSTRUCTION THEREOF [CARBON FIBER REINFORCED THERMOPLASTIC BEARINGS FOR AUTOMOTIVE STEERING]	FEDERAL- MOGUL PRODUCTS, INC.			MP
42131		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/14/2013	13/804571	01/06/2015	8925944	Granted	03/14/2033	CONTROL ARM WITH SOCKET [HEIM JOINT BUSHING]	FEDERAL- MOGUL PRODUCTS, INC.			MP
50084		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	07/23/2014	14/339282			Filed		DUST BOOT FOR A MOVEABLE JOINT	FEDERAL- MOGUL PRODUCTS, INC.			MP
50139		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	12/23/2014	14/581130	09/19/2017	9765811	Granted	07/24/2035	PIVOTAL SOCKET FOR AUTOMOTIVE STEERING AND METHOD OF FABRICATION	Federal-Mogul Motorparts Corporation			MP
50139	1	CHASSIS & BRAKE HARD PARTS	United States	Regular	Division	National	09/18/2017	15/706912			Filed		PIVOTAL SOCKET FOR AUTOMOTIVE STEERING AND METHOD OF FABRICATION	Federal-Mogul Motorparts LLC			MP
50142		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/04/2015	14/637707	03/27/2018	9925838	Granted	04/04/2036	BALL JOINT ASSEMBLY FOR A CONTROL ARM BUSHING ASSEMBLY	Federal-Mogul Motorparts Corporation			MP
50152		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	12/19/2014	14/576472	01/05/2016	9227661	Granted	12/19/2034	LENGTH ADJUSTER AND CLAMPING MECHANISM FOR A STEERING MECHANISM use award December 2016.	Federal-Mogul Motorparts Corporation			MP
50185		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	12/23/2014	14/580572	05/03/2016	9327570	Granted	12/23/2034	BALL JOINT ASSEMBLY FOR A CONTROL ARM [BUSHING ASSEMBLY]	Federal-Mogul Motorparts Corporation			MP
50230		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	12/03/2014	14/559233	03/22/2016	9291195	Granted	12/03/2034	BALL JOINT ASSEMBLY [COMPRESSION LOADED BALL TYPE SOCKET BEARING & CLOSURE METHOD]	Federal-Mogul Motorparts Corporation			MP
50245		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	06/22/2001	09/887851	01/14/2003	6505990	Granted	06/22/2021	BEARING SOCKET LINER FOR BALL JOINT	Federal-Mogul Chassis LLC			MP
50248		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	04/05/2001	09/828063	04/22/2003	6550120	Granted	04/05/2021	THREADED CONVERSION KIT FOR REPLACEMENT BALL JOINTS	Federal-Mogul Chassis LLC			MP
50253	1	CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	12/22/1999	09/470349	10/09/2001	6298570	Granted	12/22/2019	GAGE ASSEMBLY AND METHOD	Federal-Mogul Chassis LLC			MP
50253	2	CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	12/27/1999	09/473260	08/07/2001	6269545	Granted	12/27/2019	GAGE ASSEMBLY AND METHOD	Federal-Mogul Chassis LLC			MP
50259	1	CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	12/07/2004	11/006269	06/24/2008	7390126	Granted	07/22/2025	ZERO RADIAL PLAY IDLER ARM BRACKET BEARING	Federal-Mogul Chassis LLC			MP
50259	2	CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	06/18/2008	12/141590	07/08/2014	8770846	Granted	09/16/2028	ZERO RADIAL PLAY IDLER ARM BRACKET BEARING	Federal-Mogul Chassis LLC			MP
50260		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	05/26/2000	09/579647	04/16/2002	6371682	Granted	05/26/2020	ANCHOR POST NON-ARTICULATING IDLER SOCKET JOINT	Federal-Mogul Chassis LLC			MP
50264		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	01/30/2001	09/771683	10/08/2002	6461267	Granted	01/30/2021	ELECTRONICALLY CONTROLLED AXLE ASSEMBLY	Federal-Mogul Chassis LLC			MP
50265		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	06/05/2001	09/874951	11/11/2003	6644671	Granted	07/31/2021	HIGH ARTICULATION DUST BOOT FOR BALL JOINT	Federal-Mogul Chassis LLC			MP
50267		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	12/22/1999	09/469801	03/25/2003	6536779	Granted	12/22/2019	SLEEVE DUST COVER	Federal-Mogul Chassis LLC			MP
50380		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	05/21/2015	14/718715	10/17/2017	9790983	Granted	11/12/2035	MOVABLE JOINT ASSEMBLY [Grease Boot With Inner Lip Seal at Press on Retainer]	Federal-Mogul Motorparts Corporation			MP
50380	1	CHASSIS & BRAKE HARD PARTS	United States	Regular	Division	National	10/16/2017	15/784749			Filed		MOVABLE JOINT ASSEMBLY [Grease Boot With Inner Lip Seal at Press on Retainer]	Federal-Mogul Motorparts Corporation			MP
50509		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/01/2016	15/057703	12/19/2017	9845823	Granted	03/01/2036	RESTRICTED SWING ANGLE BEARING PACKAGE	Federal-Mogul Motorparts Corporation			MP
50546		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/15/2016	15/070363			Filed		BALL JOINT ASSEMBLY WITH FLOATING LOWER BEARING AND RADIAL RING BEARING SUPPORT	Federal-Mogul Motorparts Corporation			MP
50547		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	07/13/2016	15/209100			Filed		BALL JOINT ASSEMBLY	Federal-Mogul Motorparts Corporation			MP
50548		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	06/29/2016	15/197168	07/10/2018	100177026	Granted	06/29/2036	SWAY BAR LINKAGE WITH BUSHING	Federal-Mogul Motorparts LLC			MP
50548	1	CHASSIS & BRAKE HARD PARTS	United States	Regular	Continuation-In-Part	National	07/06/2018	16/028997			Filed		SWAY BAR LINKAGE WITH BUSHING	Federal-Mogul Motorparts LLC			MP
50568		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	06/10/2016	15/178779			Filed		SOCKET ASSEMBLY AND METHOD OF MAKING A SOCKET ASSEMBLY	Federal-Mogul Motorparts Corporation			MP
50569		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/22/2016	15/077444			Filed		FLANGE FORMING DUST BOOT DESIGN WITH HIGH FLOW GREASE RELIEF PASSAGES AND REDUNDANT SEALING FEATURES	Federal-Mogul Motorparts Corporation			MP
50584		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	09/13/2016	15/263982			Filed		A SOCKET ASSEMBLY WITH AN IMPROVED BOOT	Federal-Mogul Motorparts Corporation			MP
50665		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	06/01/2016	15/170600			Filed		SOCKET ASSEMBLY AND METHOD OF MAKING A SOCKET ASSEMBLY	Federal-Mogul Motorparts Corporation			MP
50730		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	12/22/2016	15/388135	06/19/2018	10001163	Granted	12/22/2036	BALL JOINT WITH IMPROVED UPPER BEARING AND METHOD OF CONSTRUCTIONS (ACETAL)	Federal-Mogul Motorparts LLC			MP
50731		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	04/17/2017	US15/489422			Filed		BALL JOINT WITH IMPROVED UPPER BEARING FOR MOTORSPORT APPLICATIONS	Federal-Mogul Motorparts LLC			MP
50760		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	06/21/2017	US15/629209			Filed		ALTERNATIN STEP ENSERT FOR DUST BOOTS	Federal-Mogul Motorparts LLC			MP
50771		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/01/2017	15/446105			Filed		BEARING OVERMOLD	Federal-Mogul Motorparts Corporation			MP
50778		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/10/2017	15/455302			Filed		Ball joint with self centering stud	Federal-Mogul Motorparts Corporation			MP
50779		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/14/2017	15/458164			Filed		Rotary shaft seal with unidirectional sealing feature for use in automotive steering and suspension components.	Federal-Mogul Motorparts Corporation			MP
50780		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	08/09/2017	15/673127			Filed		SERRATED SEAL DUST RETAINER	Federal-Mogul Motorparts LLC			MP
50785		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	06/22/2017	US15/629844			Filed		DUST BOOT BEARING FOR SICKLE BAR	Federal-Mogul Motorparts LLC			MP
50786		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	06/22/2017	US15/629875			Filed		BUSHING WITH CONTROLLED ELASTIC ABSORPTION OF RADIAL STRESS	Federal-Mogul Motorparts LLC			MP
50802		CHASSIS & BRAKE HARD PARTS	United States	Provisional Filing	Original Filing	National	07/25/2018	62703069			Filed	07/25/2019	ALIGNMENT SAFETY JACK STAND	Federal-Mogul Motorparts LLC			MP
50813		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	07/13/2017	15/649042			Filed		WAVE DUST BOOT	Federal-Mogul Motorparts LLC			MP
50814		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	07/13/2017	15/649069			Filed		GUSSET DUST BOOT	Federal-Mogul Motorparts LLC			MP
50890		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/06/2018	15/912715			Filed		PLASTIC BEARING WITH METAL RETAINER FOR REDIAL CLEARANCE SOCKET DESIGNS	Federal-Mogul Motorparts LLC			MP
50891		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/06/2018	15/912777			Filed		OVERMOLDED PLASTIC BEARING WITH METAL INSERT FO RADIAL CLEARANCE SOCKET DESIGNS	Federal-Mogul Motorparts LLC			MP
50903		CHASSIS & BRAKE HARD PARTS	United States	Regular	Original Filing	National	03/23/2018	15/933684			Filed		Ball Joint with Low Friction Thrust Bearing	Federal-Mogul Motorparts LLC			MP
50906		CHASSIS & BRAKE HARD PARTS	United States	Provisional Filing	Original Filing	National	11/29/2017	62/592297			Filed	11/29/2018	POWDERED METAL MATRIX COMPOSITE	Federal-Mogul Motorparts LLC			MP
50924		CHASSIS & BRAKE HARD PARTS	United States	Provisional Filing	Original Filing	National	10/27/2017	62/577900			Filed	10/27/2018	CONTROL ARM BUSHING WITH INTEGRATED BEARING	Federal-Mogul Motorparts LLC			MP
50925		CHASSIS & BRAKE HARD PARTS	United States	Provisional Filing	Original Filing	National	10/27/2017	62/578103			Filed	10/27/2018	CARBON FIBER BEARING AND INDUCTION HEAT TREATED BALL STUD SYSTEM	Federal-Mogul Motorparts LLC			MP
50945		CHASSIS & BRAKE HARD PARTS	United States	Provisional Filing	Original Filing	National	03/16/2018	62/643954			Filed	03/16/2019	BALL JOINT WITH ONE TRANSLATIONAL DEGREE OF FREEDOM	Federal-Mogul Motorparts LLC			MP
50966		CHASSIS & BRAKE HARD PARTS	United States	Provisional Filing	Original Filing	National	07/18/2018	62699847			Filed	07/18/2019	SPRING STEEL SPLIT PRELOAD BEARING	Federal-Mogul Motorparts LLC			MP
50986		CHASSIS & BRAKE HARD PARTS	United States	Provisional Filing	Original Filing	National	05/11/2018	62/670035			Filed	05/11/2019	Tri-Bearing Solid Axle compression Loaded Ball Joint	Federal-Mogul Motorparts LLC			MP
51022		CHASSIS & BRAKE HARD PARTS	United States	Provisional Filing	Original Filing	National	07/17/2018	62699122			Filed	07/17/2019	FIBER REINFORCED ACETAL BALL SOCKET FOR ENHANCED DURABILITY AND MANUFACTURABILITY	Federal-Mogul Motorparts LLC			MP
51036		CHASSIS & BRAKE HARD PARTS	United States	Provisional Filing	Original Filing	National	05/18/2018	62673616			Filed	05/18/2019	LOW PROFILE—HIGH STRENGTH RETENTION DEVICE FOR BALL JOINT SOCKETS	Federal-Mogul Motorparts LLC			MP
51037		CHASSIS & BRAKE HARD PARTS	United States	Provisional Filing	Original Filing	National	07/13/2018	62697467			Filed	07/13/2019	THREADED INSERT AND DOME COVER PLATE ASSEMBLY	Federal-Mogul Motorparts LLC			MP
51041		CHASSIS & BRAKE HARD PARTS	United States	Provisional Filing	Original Filing	National	08/02/2018	62/13588			Filed	08/02/2019	BELLEVILLE SPRING WASHER WTH FRICTION REDUCTION COATING	Federal-Mogul Motorparts LLC			MP
40046		CORPORATE GENERAL	United States	Regular	Original Filing	National	12/05/2005	11/293943	04/28/2009	7525222	Granted	12/24/2026	SENSOR ASSEMBLY AND SENSING SYSTEM FOR SENSING HUMAN TISSUE IN A PROTECTED AREA OF A MACHINE	FEDERAL- MOGUL WORLD WIDE LLC			PT
50978		CPT	United States	Regular	Original Filing	Patent Cooperation Treaty	09/03/2009	13/063451	09/24/2013	8541914	Granted	09/03/2029	LIQUID COOLED ELECTRICAL MACHINE	FEDERAL- MOGUL CONTROLLED POWER LIMITED			PT
50978	1	CPT	United States	Regular	Original Filing	Patent Cooperation Treaty	06/19/2013	13/921978	08/25/2015	9118228	Granted	06/19/2033	LIQUID COOLED ELECTRICAL MACHINE	FEDERAL- MOGUL CONTROLLED POWER LIMITED			PT
50978	2	CPT	United States	Regular	Original Filing	Patent Cooperation Treaty	06/19/2013	13/922041	01/21/2014	8633624	Granted	06/19/2033	LIQUID COOLED ELECTRICAL MACHINE	FEDERAL- MOGUL CONTROLLED POWER LIMITED			PT
50979		CPT	United States	Regular	Original Filing	Patent Cooperation Treaty	09/16/2009	13/063457	01/31/2017	9559570	Granted	09/16/2029	ELECTRICAL MACHINE	FEDERAL- MOGUL CONTROLLED POWER LIMITED			PT
50981		CPT	United States	Regular	Original Filing	Patent Cooperation Treaty	12/18/2013	14/431704			Filed		POSITION SENSING SYSTEM	FEDERAL- MOGUL CONTROLLED POWER LIMITED		20150311771	PT
50982		CPT	United States	Regular	Original Filing	Patent Cooperation Treaty	04/23/2014	14/784755	08/15/2017	9732681	Granted	04/23/2034	GENERATION OF ELECTRICITY FROM EXHAUST GAS	FEDERAL- MOGUL CONTROLLED POWER LIMITED			PT
00375		CYLINDER LINERS	United States	Regular	Original Filing	National	03/07/2000	09/520111	03/19/2002	6357400	Granted	03/07/2020	PISTON SLEEVE	FEDERAL- MOGUL WORLD WIDE LLC			PT
00376	1	CYLINDER LINERS	United States	Regular	Original Filing	National	10/16/2000	09/688676	05/11/2004	6732698	Granted	02/28/2022	AUSTEMPERED GRAY IRON CYLINDER LINER AND METHOD OF MANUFACTURE	FEDERAL- MOGUL WORLD WIDE LLC			PT
02655		CYLINDER LINERS	United States	Regular	Original Filing	National	04/10/2001	09829610	03/12/2002	6354259	Granted	04/10/2021	ZYLINDERLAUFBUCHSE	FEDERAL- MOGUL FRIEDBERG GMBH			PT
30096		CYLINDER LINERS	United States	Regular	Original Filing	National	09/18/2001	09/954810	07/08/2003	6588408	Granted	09/18/2021	CYLINDER LINER FOR DIESEL ENGINES WITH EGR AND METHOD OF MANUFACTURE	FEDERAL- MOGUL WORLD WIDE LLC	03/20/2003	US2003- 0051713	PT
30194		CYLINDER LINERS	United States	Regular	Original Filing	National	09/18/2001	09/954903	01/21/2003	6508240	Granted	09/18/2021	CYLINDER LINER HAVING EGR COATING	FEDERAL- MOGUL WORLD WIDE LLC			PT
30419		CYLINDER LINERS	United States	Regular	Original Filing	National	10/10/2002	10/268820	04/20/2004	6722320	Granted	10/10/2022	CYLINDER LINER	FEDERAL- MOGUL WORLD WIDE LLC			PT
30510		CYLINDER LINERS	United States	Regular	Original Filing	National	03/14/2005	11/079032	06/01/2010	7726273	Granted	05/04/2025	HIGH STRENGTH STEEL CYLINER LINER FOR DIESEL ENGINE APPLICATIONS	FEDERAL- MOGUL WORLD WIDE LLC			PT
40255		CYLINDER LINERS	United States	Regular	Original Filing	National	09/13/2005	11/225523	12/12/2006	7146939	Granted	09/13/2025	ANTICAVITATION DIESEL CYLINDER LINER STRUCTURES	FEDERAL- MOGUL WORLD WIDE LLC			PT
40667		CYLINDER LINERS	United States	Regular	Original Filing	National	04/03/2007	11/695638	10/21/2008	7438038	Granted	04/03/2027	CYLINDER LINER AND METHODS CONSTRUCTION THEREOF AND IMPROVING ENGINE PERFORMANCE THEREWITH	FEDERAL- MOGUL WORLD WIDE LLC			PT
40886		CYLINDER LINERS	United States	Regular	Original Filing	National	06/22/2007	11/766898	11/17/2009	7617805	Granted	07/24/2027	CYLINDER LINER AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL WORLD WIDE LLC			PT
41894		CYLINDER LINERS	United States	Regular	Original Filing	National	06/06/2011	13/153897	10/27/2015	9170210	Granted	06/06/2031	TECHNIQUE FOR CYLINDRICAL PART INNER SURFACE INSPECTION	FEDERAL- MOGUL LLC			PT
42020		CYLINDER LINERS	United States	Regular	Original Filing	National	09/07/2012	13/606286			Filed		CYLINDER LINER WITH A THERMAL BARRIER COATING [THERMALLY APPLIED TBC COATING TO INSULATE LINER OD]	FEDERAL- MOGUL LLC			PT
42041		CYLINDER LINERS	United States	Regular	Original Filing	National	06/11/2012	13/493215	12/30/2014	8919318	Granted	06/28/2033	GERMANIUM CONTAINING COATING FOR INNER SURFACES OF CYLINDER LINERS [GERMANIUM-DOPED DCL COATING OF ID CYLINDER LINER]	FEDERAL- MOGUL LLC			PT
42370		CYLINDER LINERS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/29/2013	14/419,30	07/10/2018	10017845	Granted	04/29/2033	cylinder surface for internal combustion engine Zylinderoberfläche für Verbrennungsmotoren	FEDERAL- MOGUL BURSCHEID GMBH	02/06/2014	WO2014/019723	PT
42394		CYLINDER LINERS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/15/2013	14428867	06/26/2018	10006399	Granted	07/15/2033	Multilayer Cylinder Liner with graded peripheral zone Mehrlagige Zylinderlaufbuchse mit gradierter Randzone	FEDERAL- MOGUL BURSCHEID GMBH	03/20/2014	WO2014/040775	PT
42405		CYLINDER LINERS	United States	Regular	Original Filing	National	03/13/2013	13/801736	09/19/2017	9765726	Granted	07/06/2035	CYLINDER LINERS WITH ADHESIVE METALLIC LAYERS AND METHODS OF FORMING THE CYLINDER LINERS	FEDERAL- MOGUL LLC			PT
50053		CYLINDER LINERS	United States	Regular	Original Filing	National	07/16/2014	14/332586	04/19/2016	9316173	Granted	07/16/2034	CYLINDER LINER WITH BONDING LAYER	FEDERAL- MOGUL LLC	01/22/2015	2015/0020757	PT
50053	1	CYLINDER LINERS	United States	Regular	Continuation	National	10/26/2015	14/922657			Filed		CYLINDER LINER WITH BONDING LAYER	FEDERAL- MOGUL LLC			PT
50225		CYLINDER LINERS	United States	Regular	Original Filing	National	03/18/2015	14/661520	10/31/2017	9803583	Granted	11/10/2035	DOUBLE WALL SELF- CONTAINED LINER	FEDERAL- MOGUL LLC			PT
50541		CYLINDER LINERS	United States	Regular	Original Filing	National	03/15/2016	15/071114	01/23/2018	9873928	Granted	03/15/2036	HIGH STRENGTH CAST IRON FOR CYLINDER LINERS	FEDERAL- MOGUL LLC			PT
02626		FACE SEALS	United States	Regular	Original Filing	National	11/20/2000	09715006	12/17/2002	6494459	Granted	11/20/2020	GLEITRINGDICHTUNG	FEDERAL- MOGUL BURSCHEID GMBH			PT

Docket #	File #	Client Division	Country	Case Type	Relation Type	Filing Type	Application Date	Application Number	Grant Date	Patent Number	Status	Expiration Date	Title	Current Owner	Publication Date	Publication Number	Segment
02708		FACE SEALS	United States	Regular	Original Filing	National	01/23/2002	10/052443	12/20/2005	6976681	Granted	01/23/2022	LAUFWERKDICHTUNG WINKELFOERMIG MIT VERDREH- UND AUSRUECKSICHERUNG	FEDERAL- MOGUL FRIEDBERG GMBH	08/08/2003	0105147	PT
40327(MW2941)	FACE SEALS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/08/2006	11/817752	11/27/2012	8317942	Granted	02/08/2026	Werkstoff für
verschleißfesteren und
korrosionsbeständigeren
Laufwerksdichtungen zu
höheren
Umfangsgeschwindigkeiten
(> 5m/s) LEDEBURITE
CAST IRON WITH A
HIGH CARBIDE
CONTENT AND AN
EVENLY DISTRIBUTED
GRAPHITE
													EMBODIMENT	FEDERAL- MOGUL FRIEDBERG GMBH	09/14/2006	WO2006/094591	PT
41604		FACE SEALS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/02/2010	13/516323	12/19/2017	9845887	Granted	12/02/2030	High-load face-seal - Hochbelastbare Laufwerkdichtung	FEDERAL- MOGUL BURSCHEID GMBH	06/23/2011	WO2011/072640	PT
41903		FACE SEALS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/20/2012	14/000304	04/05/2016	9302378	Granted	01/20/2032	asssembly instruction Dino seals Montagewerkzeug für große Laufwerksdichtungen > 500 mm	FEDERAL- MOGUL BURSCHEID GMBH	12/05/2013	2013/0328760A1	PT
41925		FACE SEALS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/29/2012	14/003982	08/02/2016	9404583	Granted	02/29/2032	notch for face-seals Verdrehsicherungsdesign für Laufwerksdichtungen	FEDERAL- MOGUL BURSCHEID GMBH	12/26/2013	US2013/0341871	PT
41926		FACE SEALS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/20/2012	13/984989	02/21/2017	9574665	Granted	01/20/2032	elastomeric design for high external pressure of face seals Elastomerdesign für hohe Außendrücke bei Laufwerksdichtungen	FEDERAL- MOGUL BURSCHEID GMBH	12/05/2013	2013/0320628A1	PT
50107		FACE SEALS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/03/2014	15026037			Filed		Face seals with molten functional group Laufwerksichtung mit umgeschmolzenen Funktionsbereichen	FEDERAL- MOGUL FRIEDBERG GMBH	04/02/2015	WO2015/043782	PT
00200-FR	2	FRICTION	United States	Regular	Division	National	08/07/2000	09/633432	02/12/2002	6345427	Granted	07/30/2019	APPARATUS AND METHOD FOR RE-SHAPING BRAKE CORES	FEDERAL- MOGUL WORLD WIDE LLC			MP
40575		FRICTION	United States	Regular	Original Filing	Patent Cooperation Treaty	11/15/2006	12/094829	07/10/2012	8215461	Granted	11/15/2026	BACKPLATE FOR DISC BRAKE PADS	FEDERAL- MOGUL FRICTION PRODUCTS LIMITED	05/31/2008	WO2007/060391	MP
40575		FRICTION	United States	Regular	Continuation	Patent Cooperation Treaty	05/02/2012	13/462441			Filed		BACKPLATE FOR DISC BRAKE PADS	FEDERAL- MOGUL FRICTION PRODUCTS LIMITED			MP
40809	5	FRICTION	United States	Design	Original Filing	National	08/01/2007	29/282913	03/20/2009	D588969 S	Granted	03/20/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809	3	FRICTION	United States	Design	Original Filing	National	08/01/2007	29/282909	03/24/2009	D589419 S	Granted	03/24/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809	4	FRICTION	United States	Design	Original Filing	National	08/01/2007	29/282911	03/24/2009	D588968 S	Granted	03/24/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809	9	FRICTION	United States	Design	Original Filing	National	08/01/2007	29/282918	03/24/2009	D588970 S	Granted	03/24/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809	10	FRICTION	United States	Design	Original Filing	National	08/01/2007	29/282920	03/24/2009	D588971 S	Granted	03/24/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809	11	FRICTION	United States	Design	Original Filing	National	08/01/2007	29/282921	03/24/2009	D588972 S	Granted	03/24/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809	12	FRICTION	United States	Design	Original Filing	National	08/01/2007	29/282922	03/24/2009	D588973 S	Granted	03/24/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809	13	FRICTION	United States	Design	Original Filing	National	08/01/2007	29/282924	03/24/2009	D588974 S	Granted	03/24/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809	8	FRICTION	United States	Design	Original Filing	National	08/01/2007	29/282917	04/14/2009	D590310 S	Granted	04/14/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809	6	FRICTION	United States	Design	Original Filing	National	08/01/2007	29/282914	07/14/2009	D596092 S	Granted	07/14/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809	7	FRICTION	United States	Design	Original Filing	National	08/01/2007	29/282915	07/14/2009	D596093 S	Granted	07/14/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809	2	FRICTION	United States	Design	Original Filing	National	08/01/2007	29/282904	07/21/2009	D596544 S	Granted	07/21/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809	1	FRICTION	United States	Regular	Original Filing	National	08/01/2008	12/184455	04/10/2012	8151433	Granted	12/25/2030	METHOD OF MAKING DISC BRAKE PADS	FEDERAL- MOGUL PRODUCTS, INC.			MP
40809		FRICTION	United States	Regular	Original Filing	National	08/01/2008	12/184606	08/13/2013	8505698	Granted	01/27/2031	BRAKE PAD	FEDERAL- MOGUL PRODUCTS, INC.			MP
40809	2	FRICTION	United States	Regular	Division	National	03/15/2012	13/421218	03/15/2014	8689421	Granted	07/26/2032	UNIQUE DISC PAD SHAPE (CENTER NOTCH AND/OR V-CHAMFER) DESIGN FOR REDUCING BRAKE NOISE	FEDERAL- MOGUL PRODUCTS, INC.			MP
40809a	8	FRICTION	United States	Design	Division	National	02/16/2009	29/332368	08/11/2009	D597905 S	Granted	08/11/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809a	13	FRICTION	United States	Design	Division	National	02/13/2009	29/332352	08/11/2009	D597902 S	Granted	08/11/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809a	12	FRICTION	United States	Design	Division	National	02/13/2009	29/332349	08/11/2009	D597901 S	Granted	08/11/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809a	10	FRICTION	United States	Design	Division	National	02/13/2009	29/332359	08/11/2009	D597903 S	Granted	08/11/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809a	9	FRICTION	United States	Design	Division	National	02/13/2009	29/332361	08/11/2009	D597904	Granted	08/11/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809a	6	FRICTION	United States	Design	Division	National	02/13/2009	29/332369	08/11/2009	D597906 S	Granted	08/11/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809a	2	FRICTION	United States	Design	Division	National	02/13/2009	29/332370	08/11/2009	D597907 S	Granted	08/11/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809a	4	FRICTION	United States	Design	Division	National	02/12/2009	29/332273	08/11/2009	D597900 S	Granted	08/11/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809a	3	FRICTION	United States	Design	Division	National	02/13/2009	29/332365	08/18/2009	D598343 S	Granted	08/18/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809a	5	FRICTION	United States	Design	Division	National	02/13/2009	29/332367	08/18/2009	D598344 S	Granted	08/18/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809a	11	FRICTION	United States	Design	Division	National	02/13/2009	29/332354	08/18/2009	D598342 S	Granted	08/18/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809a	7	FRICTION	United States	Design	Division	National	02/13/2009	29/332363	09/08/2009	D599723 S	Granted	09/08/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809b	5	FRICTION	United States	Design	Division	National	04/29/2009	29/336118	10/27/2009	D602824	Granted	10/27/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809b	4	FRICTION	United States	Design	Division	National	04/29/2009	29/336142	10/27/2009	D602825	Granted	10/27/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809b	13	FRICTION	United States	Design	Division	National	04/30/2009	29/336248	10/27/2009	D602827	Granted	10/27/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809b	2	FRICTION	United States	Design	Division	National	04/30/2009	29/336246	10/27/2009	D602826	Granted	10/27/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809b	11	FRICTION	United States	Design	Division	National	04/29/2009	29/336147	11/10/2009	D603768	Granted	11/10/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809b	7	FRICTION	United States	Design	Division	National	04/30/2009	29/336264	11/10/2009	D603771	Granted	11/10/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809b	8	FRICTION	United States	Design	Division	National	04/30/2009	29/336252	11/10/2009	D603769	Granted	11/10/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809b	10	FRICTION	United States	Design	Division	National	04/30/2009	29/336253	11/10/2009	D603770	Granted	11/10/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809b	6	FRICTION	United States	Design	Division	National	04/30/2009	29/336271	11/17/2009	D604215	Granted	11/17/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809b	9	FRICTION	United States	Design	Division	National	04/30/2009	29/336247	11/17/2009	D604213	Granted	11/17/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809b	12	FRICTION	United States	Design	Division	National	04/30/2009	29/336256	11/17/2009	D604214	Granted	11/17/2023	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809b	3	FRICTION	United States	Design	Division	National	04/29/2009	29/336172	01/26/2010	D608704	Granted	01/26/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809c	13	FRICTION	United States	Design	Division	National	07/31/2009	29/341136	01/26/2010	D608707	Granted	01/26/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809c	11	FRICTION	United States	Design	Division	National	08/06/2009	29/341489	01/26/2010	D608708	Granted	01/26/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809c	4	FRICTION	United States	Design	Division	National	06/30/2009	29/339403	01/26/2010	D608705	Granted	01/26/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809c	2	FRICTION	United States	Design	Division	National	07/31/2009	29/341142	02/23/2010	D610508	Granted	02/23/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809c	10	FRICTION	United States	Design	Division	National	08/06/2009	29/341483	02/23/2010	D610509	Granted	02/23/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809c	7	FRICTION	United States	Design	Division	National	08/06/2009	29/341493	02/23/2010	D610510	Granted	02/23/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809c	5	FRICTION	United States	Design	Division	National	07/30/2009	29/341096	03/10/2010	D612780	Granted	03/10/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809c	6	FRICTION	United States	Design	Division	National	09/22/2009	29/343963	04/27/2010	D614553	Granted	04/27/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809c	8	FRICTION	United States	Design	Division	National	09/21/2009	29/343849	04/27/2010	D614551	Granted	04/27/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809c	9	FRICTION	United States	Design	Division	National	09/21/2009	29/343876	04/27/2010	D614552	Granted	04/27/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809c	3	FRICTION	United States	Design	Division	National	11/17/2009	29/350449	05/04/2010	D615010	Granted	05/04/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809c	12	FRICTION	United States	Design	Division	National	09/22/2009	29/343977	06/08/2010	D617241	Granted	06/08/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809d	11	FRICTION	United States	Design	Division	National	11/20/2009	29/350624	06/29/2010	D618601	Granted	06/29/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809d	3	FRICTION	United States	Design	Division	National	03/08/2010	29/357126	05/22/2012	D660206	Granted	05/22/2026	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809e	11	FRICTION	United States	Design	Division	National	03/26/2010	29/358424	10/26/2010	D626043	Granted	10/26/2024	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
40809e	3	FRICTION	United States	Design	Division	National	04/10/2012	29/417882	10/30/2012	D669828 S	Granted	10/30/2026	BRAKE FRICTION PAD [design]	FEDERAL- MOGUL WORLD WIDE LLC			MP
41112	3	FRICTION	United States	Regular	Continuation-In-Part	National	08/18/2011	13/212445	10/21/2014	8863917	Granted	11/27/2028	FRICTION MATERIAL FOR BRAKES	FEDERAL- MOGUL PRODUCTS, INC.			MP
41114		FRICTION	United States	Regular	Original Filing	National	10/03/2008	12/245253	05/08/2012	8172051	Granted	01/06/2031	COPPER FREE NAO BRAKE PAD FORMULATIONS	FEDERAL- MOGUL PRODUCTS, INC.			MP
41915		FRICTION	United States	Regular	Original Filing	National	09/26/2012	13/627120	03/10/2015	8974725	Granted	05/14/2033	IMPROVED FRICTION MATERIAL TOOLING	FEDERAL- MOGUL PRODUCTS, INC.			MP
42049		FRICTION	United States	Regular	Original Filing	National	11/30/2011	13/307563	06/03/2014	8739947	Granted	04/23/2032	BRAKE LINING FOR A DRUM BRAKE ASSEMBLY	FEDERAL- MOGUL PRODUCTS, INC.			MP
50240		FRICTION	United States	Regular	Original Filing	National	06/12/2015	14/737885	05/23/2017	9657797	Granted	06/12/2035	DISC BRAKE PAD FOR A VEHICLE	Federal-Mogul Motorparts LLC			MP
50322		FRICTION	United States	Regular	Original Filing	Patent Cooperation Treaty	10/20/2014	15030915			Filed		TRAGER MIT FASE IM TILGERLOCH	FEDERAL- MOGUL BREMSBELAG GMBH	04/30/2015	WO2015/059097	MP
50323		FRICTION	United States	Regular	Original Filing	Patent Cooperation Treaty	10/20/2014	15030921			Filed		BEFESTIGUNG VON TILGERMASSE	FEDERAL- MOGUL BREMSBELAG GMBH	09/01/2016	2016-052148 A1	MP
50375		FRICTION	United States	Regular	Original Filing	Patent Cooperation Treaty	06/02/2016	15/579,679			Filed		spring system for reaming of flexible brake lining Federsystem für Reibelemente in flexiblen Bremsbelägen	FEDERAL- MOGUL BREMSBELAG GMBH	12/15/2016	WO2016/198309	MP
50378		FRICTION	United States	Regular	Original Filing	Patent Cooperation Treaty	04/27/2016	15580102			Filed		assembly of friction elements at brake pad Anordnung der Reibelemente eines Bremsbelags	FEDERAL- MOGUL BREMSBELAG GMBH	01/12/2016	WO2016/198206	MP
50480		FRICTION	United States	Regular	Original Filing	National	12/14/2016	15/378961			Filed		FRICTION LINING AND BRAKE PAD FOR A BRAKING SYSTEM	Federal-Mogul Motorparts LLC			MP
50519	1	FRICTION	United States	Design	Original Filing	National	09/01/2015	29/538117	04/18/2017	D784222	Granted	04/18/2032	DISC PAD DESIGN (Part No. OEX785)	Federal-Mogul Motorparts LLC			MP
50519	10	FRICTION	United States	Design	Division	National	09/01/2015	29/538136	04/25/2017	D784876	Granted	04/25/2032	DISC PAD DESIGN (Part No. OEX1324)	Federal-Mogul Motorparts LLC			MP
50519	5	FRICTION	United States	Design	Original Filing	National	09/01/2015	29/538126	04/25/2017	D784874	Granted	04/25/2032	DISC PAD DESIGN (Part No. OEX1210)	Federal-Mogul Motorparts LLC			MP
50519	8	FRICTION	United States	Design	Original Filing	National	09/01/2015	29/538133	04/25/2017	D784875	Granted	04/25/2032	DISC PAD DESIGN (Part No. OEX1327)	Federal-Mogul Motorparts LLC			MP
50519	3	FRICTION	United States	Design	Original Filing	National	09/01/2015	29/538121	05/02/2017	D785518	Granted	05/02/2032	DISC PAD DESIGN (Part No. OEX1084)	Federal-Mogul Motorparts LLC			MP
50519	6	FRICTION	United States	Design	Original Filing	National	09/01/2015	29/538129	05/02/2017	D785519	Granted	05/02/2032	DISC PAD DESIGN (Part No. OEX1414)	Federal-Mogul Motorparts LLC			MP
50519	2	FRICTION	United States	Design	Original Filing	National	09/01/2015	29/538120	05/16/2017	D786751	Granted	05/16/2032	DISC PAD DESIGN (Part No. OEX1363)	Federal-Mogul Motorparts LLC			MP
50519	4	FRICTION	United States	Design	Original Filing	National	09/01/2015	29/538122	05/16/2017	D786752	Granted	05/16/2032	DISC PAD DESIGN (Part No. OEX976)	Federal-Mogul Motorparts LLC			MP
50519	9	FRICTION	United States	Design	Original Filing	National	09/01/2015	29/538135	05/23/2017	D787393	Granted	05/23/2032	DISC PAD DESIGN (Part No. OEX1508)	Federal-Mogul Motorparts LLC			MP
50519	7	FRICTION	United States	Design	Original Filing	National	09/01/2015	29/538130	05/25/2017	D787392	Granted	05/25/2032	DISC PAD DESIGN (Part No. OEX1421)	Federal-Mogul Motorparts LLC			MP
50630		FRICTION	United States	Regular	Original Filing	National	06/25/2018	16/017975			Filed		IMPROVED BRAKE PAD DESIGN TO AID COOLING	Federal-Mogul Motorparts LLC			MP
50885		FRICTION	United States	Provisional Filing	Original Filing	National	04/06/2018	62/653679			Filed	04/06/2019	FRICTION RETENTION PLATE	Federal-Mogul Motorparts LLC			MP
50894		FRICTION	United States	Provisional Filing	Original Filing	National	05/16/2018	62/672323			Filed	05/16/2019	STEEL BACKPLATE METAL ADHESION LAYER	Federal-Mogul Motorparts LLC			MP
00202-PS	1	HD PISTONS	United States	Regular	Original Filing	National	11/23/1998	09/198297	02/06/2001	6182630	Granted	11/23/2018	BOLTED ARTICULATED PISTON BOLTED ARTICULATED PISTON	FEDERAL- MOGUL WORLD WIDE LLC			PT
00369	1	HD PISTONS	United States	Regular	Original Filing	National	10/16/2000	09/688677	05/06/2003	6557457	Granted	04/05/2021	BUSHINGLESS PISTON AND CONNECTING ROD ASSEMBLY AND METHOD OF MANUFACTURE	FEDERAL- MOGUL WORLD WIDE LLC			PT
00374	1	HD PISTONS	United States	Regular	Original Filing	National	10/06/2000	09/684127	11/12/2002	6477941	Granted	10/06/2020	DUAL GALLERY PISTON DUAL GALLERY PISTON	FEDERAL- MOGUL WORLD WIDE LLC			PT
00374	2	HD PISTONS	United States	Regular	Continuation	National	08/12/2002	10/217854	11/25/2003	6651549	Granted	10/06/2020	DUAL GALLERY PISTON DUAL GALLERY PISTON	FEDERAL- MOGUL WORLD WIDE LLC			PT
00377	1	HD PISTONS	United States	Regular	Original Filing	National	12/27/2000	09/749705	07/08/2003	6588320	Granted	12/27/2020	PISTON HAVING UNCOUPLED SKIRT	FEDERAL- MOGUL WORLD WIDE LLC	10/18/2001	US2001/0029840	PT

Docket #	File #	Client Division	Country	Case Type	Relation Type	Filing Type	Application Date	Application Number	Grant Date	Patent Number	Status	Expiration Date	Title	Current Owner	Publication Date	Publication Number	Segment
30140	1	HD PISTONS	United States	Regular	Original Filing	National	10/17/2001	09/981414	01/11/2005	6840155	Granted	10/17/2021	MULTI-AXIALLY FORGED PISTON	FEDERAL-MOGUL WORLD WIDE LLC	04/25/2002	2002/0046593A1	PT
30140	2	HD PISTONS	United States	Regular	Continuation-In-Part	National	07/27/2004	10/899959	01/18/2011	7870669	Granted	10/17/2021	MULTI-AXIALLY FORGED PISTON	FEDERAL-MOGUL LLC			PT
30152		HD PISTONS	United States	Regular	Original Filing	National	08/24/2001	09/939195	03/04/2003	6526871	Granted	08/24/2021	MONOBLOC PISTON FOR DIESEL ENGINES	FEDERAL-MOGUL WORLD WIDE LLC	02/27/2003	US2003- 0037671	PT
30185		HD PISTONS	United States	Regular	Original Filing	National	09/18/2001	09/954842	08/19/2003	6606983	Granted	09/18/2021	FERROUS PISTONS FOR DIESEL ENGINES HAVING EGR COATING	FEDERAL-MOGUL WORLD WIDE LLC	03/20/2003	US2003- 0051714	PT
30197	1	HD PISTONS	United States	Regular	Original Filing	National	05/21/2003	10/442472	02/13/2007	7175752	Granted	01/26/2024	METHOD AND APPARATUS FOR ELECTROCHEMICAL MACHINING	FEDERAL-MOGUL WORLD WIDE LLC	11/27/2003	2003-0217930A1	PT
30197	2	HD PISTONS	United States	Regular	Division	National	10/30/2006	11/554198	12/14/2010	7850831	Granted	03/06/2026	METHOD AND APPARATUS FOR ELECTROCHEMICAL MACHINING	FEDERAL-MOGUL WORLD WIDE LLC	11/27/2003	2003-0217930A1	PT
30253		HD PISTONS	United States	Regular	Original Filing	National	09/19/2001	09/957703	12/10/2002	6491013	Granted	09/19/2021	CLOSED GALLERY PISTON HAVING REINFORCED OIL HOLE	FEDERAL-MOGUL WORLD WIDE LLC			PT
30254		HD PISTONS	United States	Regular	Original Filing	National	09/19/2001	09/957704	04/01/2003	6539910	Granted	09/19/2021	CLOSED GALLERY PISTON HAVING CON ROD LUBRICATION	FEDERAL-MOGUL WORLD WIDE LLC	03/20/2003	US2003- 0051694	PT
30255		HD PISTONS	United States	Regular	Original Filing	National	09/19/2001	09/957716	02/04/2003	6513477	Granted	09/19/2021	CLOSED GALLERY PISTON HAVING PIN BORE LUBRICATION	FEDERAL-MOGUL WORLD WIDE LLC			PT
30275		HD PISTONS	United States	Regular	Original Filing	National	09/24/2002	10/253785	03/08/2005	6862976	Granted	09/24/2022	MONOBLOC PISTON	FEDERAL-MOGUL WORLD WIDE LLC	04/24/2003	US-2003-007504	PT
30318	1	HD PISTONS	United States	Regular	Original Filing	National	02/03/2004	10/770930	04/11/2006	7024981	Granted	04/03/2024	WRIST PIN	FEDERAL-MOGUL WORLD WIDE LLC			PT
30421	1	HD PISTONS	United States	Regular	Original Filing	National	11/04/2003	10/701274	11/30/2004	6825450	Granted	11/04/2023	PISTON AND METHOD OF MANUFACTURE	FEDERAL-MOGUL WORLD WIDE LLC			PT
30421	2	HD PISTONS	United States	Regular	Continuation-In-Part	National	12/12/2003	10/735798	02/28/2006	7005620	Granted	12/01/2023	PISTON AND METHOD OF MANUFACTURE	FEDERAL-MOGUL WORLD WIDE LLC			PT
30436	1	HD PISTONS	United States	Regular	Original Filing	National	11/04/2003	10/700657	01/31/2006	6990890	Granted	11/04/2023	MONOBLOC PISTON HAVING OPEN FLOOR	FEDERAL-MOGUL WORLD WIDE LLC			PT
30436	2	HD PISTONS	United States	Regular	Division	National	09/28/2005	11/237463	12/05/2006	7143685	Granted	11/04/2023	MONOBLOC PISTON HAVING OPEN FLOOR	FEDERAL-MOGUL WORLD WIDE LLC			PT
30497		HD PISTONS	United States	Regular	Original Filing	National	09/24/2002	10/253786	05/06/2003	6557514	Granted	09/24/2022	CLOSED GALLERY MONOBLOC PISTON HAVING OIL DRAINAGE GROOVE	FEDERAL-MOGUL WORLD WIDE LLC	04/24/2003	US2003- 0075137	PT
40015		HD PISTONS	United States	Regular	Original Filing	National	05/10/2006	11/431297	12/02/2008	7458358	Granted	05/30/2026	THERMAL OXIDATION PROTECTIVE SURFACE FOR STEEL PISTONS	FEDERAL-MOGUL WORLD WIDE LLC			PT
40227		HD PISTONS	United States	Regular	Original Filing	National	07/20/2005	11/185413	08/05/2008	7406941	Granted	08/26/2025	ONE PIECE CAST STEEL MONOBLOC PISTON	FEDERAL-MOGUL WORLD WIDE LLC			PT
40466		HD PISTONS	United States	Regular	Original Filing	National	05/23/2006	11/439353	06/10/2008	7383807	Granted	08/11/2026	COATED POWER CYLINDER COMPONENTS FOR DIESEL ENGINES	FEDERAL-MOGUL WORLD WIDE LLC			PT
40499		HD PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/26/2006	12/092185	11/15/2011	8057644	Granted	06/27/2028	PROCESS AND APPARATUS FOR PLATING ARTICLES	FEDERAL-MOGUL WORLD WIDE LLC	01/31/2008	WO/ 2006/013535	PT
40509		HD PISTONS	United States	Regular	Original Filing	National	04/04/2007	11/696278	10/20/2009	7603944	Granted	12/18/2027	PISTON ASSEMBLY AND WRIST PIN THEREFOR PROVIDING A METHOD OF CONTROLLING ROTATION OF THE WRIST PIN WITHIN CORRESPONDING PISTON PIN BORES AND CONNECTING ROD WRIST PIN BORE	FEDERAL-MOGUL WORLD WIDE LLC			PT
40510		HD PISTONS	United States	Regular	Original Filing	National	12/09/2008	12/330932	09/24/2013	8539928	Granted	01/01/2031	PISTON ASSEMBLY AND CONNECTING ROD HAVING A PROFILED WRIST PIN	FEDERAL-MOGUL LLC			PT
40777		HD PISTONS	United States	Regular	Original Filing	National	08/08/2007	11/835489	01/19/2010	7647911	Granted	08/29/2027	SMALL END CON ROD GUIDANCE PISTON	FEDERAL-MOGUL WORLD WIDE LLC			PT
40778		HD PISTONS	United States	Regular	Original Filing	National	07/03/2007	11/772869	06/10/2008	7383808	Granted	07/03/2027	ARTICULATED PISTON SKIRT	FEDERAL-MOGUL WORLD WIDE LLC			PT
40800		HD PISTONS	United States	Regular	Original Filing	National	10/02/2008	12/244355	01/24/2012	8100048	Granted	05/13/2030	PINLESS PISTON AND CONNECTING ROD ASSEMBLY	FEDERAL-MOGUL LLC			PT
40950		HD PISTONS	United States	Regular	Original Filing	National	06/13/2008	12/138660	09/20/2011	8020530	Granted	03/10/2030	Joint w/Volvo Lubrizol MIT aka Wavy Spiral Topland | PISTON AND INTERNAL COMBUSTION ENGINE THEREWITH AND METHOD OF CONSTRUCTING THE PISTON	FEDERAL-MOGUL LLC	02/26/2009	US2009/0050101	PT
40953	1	HD PISTONS	United States	Design	Original Filing	National	10/27/2009	29/346124	09/28/2011	D645883	Granted	09/28/2025	PISTON LOWER CROWN	FEDERAL-MOGUL LLC			PT
40953		HD PISTONS	United States	Regular	Original Filing	National	08/12/2008	12/190256	10/25/2011	8042453	Granted	03/15/2030	[MONOBLOC] PISTON WITH A SKIRT HAVING OIL FLOW SLOTS	FEDERAL-MOGUL LLC	02/19/2009	US2009/0044697	PT
40953	2	HD PISTONS	United States	Regular	Continuation-In-Part	National	11/13/2009	12/617772	07/02/2013	8474366	Granted	01/18/2031	MONOBLOC PISTON WITH A SKIRT HAVING OIL FLOW SLOTS	FEDERAL-MOGUL LLC			PT
41291		HD PISTONS	United States	Regular	Original Filing	National	02/26/2010	12/713814	12/31/2013	8616114	Granted	11/02/2032	PISTON WITH CENTRAL DIRECTIONAL OIL FLOW AND WRIST PIN LUBRICATION FEATURE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL-MOGUL LLC			PT
41295	2	HD PISTONS	United States	Regular	Division	National	04/12/2016	15/096377	03/13/2018	9915223	Granted	12/23/2029	PISTON, METHOD OF CONSTRUCTION, AND PISTON BODY PORTIONS THEREOF	FEDERAL-MOGUL LLC			PT
41295		HD PISTONS	United States	Regular	Original Filing	National	12/23/2009	12/646227	12/11/2012	8327537	Granted	04/29/2031	REINFORCED DUAL GALLERY PISTON AND METHOD OF CONSTRUCTION	FEDERAL-MOGUL LLC			PT
41295	1	HD PISTONS	United States	Regular	Continuation-In-Part	National	11/14/2012	13/677022	05/10/2016	9334957	Granted	05/28/2031	PISTON, METHOD OF CONSTRUCTION, AND PISTON BODY PORTIONS THEREOF	FEDERAL-MOGUL LLC			PT
41329		HD PISTONS	United States	Regular	Original Filing	National	05/04/2009	12/434713	11/29/2011	8065985	Granted	06/08/2030	FLANGE FOR PISTON COOLING	FEDERAL-MOGUL LLC			PT
41420		HD PISTONS	United States	Regular	Original Filing	National	04/09/2010	12/757391	04/30/2013	8430070	Granted	06/17/2031	AUXILIAR COOLING JET FOR PISTON UNDERCROWN	FEDERAL-MOGUL LLC			PT
41422	1	HD PISTONS	United States	Regular	Continuation	National	08/29/2013	14/013349	10/28/2014	8869768	Granted	08/04/2031	PISTON INCLUDING A PAIR OF COOLING CHAMBERS [HEAVY-DUTY PISTON WITH A PLURALITY OF COOLING SOLUTIONS]	FEDERAL-MOGUL LLC			PT
41422		HD PISTONS	United States	Regular	Original Filing	National	08/04/2011	13/197813	10/01/2013	8544441	Granted	12/07/2031	PISTON INCLUDING A PAIR OF COOLING CHAMBERS [HEAVY-DUTY PISTON WITH A PLURALITY OF COOLING SOLUTIONS]	FEDERAL-MOGUL LLC			PT
41564	1	HD PISTONS	United States	Regular	Original Filing	National	10/01/2010	12/896202	08/19/2014	8807109	Granted	12/27/2032	STEEL PISTON WITH COOLING GALLERY AND METHOD OF CONSTRUCTION THEREOF	FEDERAL-MOGUL LLC		20110107997	PT
41564	2	HD PISTONS	United States	Regular	Continuation-In-Part	National	05/20/2011	13/112772	05/15/2018	9970384	Granted	08/27/2033	STEEL PISTON WITH COOLING GALLERY AND METHOD OF CONSTRUCTION THEREOF	FEDERAL-MOGUL LLC			PT
41564	3	HD PISTONS	United States	Regular	Continuation	National	08/14/2014	14/459929			Filed		STEEL PISTON WITH COOLING GALLERY AND METHOD OF CONSTRUCTION THEREOF	FEDERAL-MOGUL LLC			PT
41578		HD PISTONS	United States	Regular	Original Filing	National	08/27/2010	12/869906	03/06/2018	9909526	Granted	08/22/2032	MONOBLOC PISTON WITH A LOW FRICTION SKIRT	FEDERAL-MOGUL LLC			PT
41595		HD PISTONS	United States	Regular	Original Filing	National	08/06/2010	12/851654	10/21/2014	8863718	Granted	02/23/2031	LOW THERMAL CONDUCTIVITY PISTON AND METHOD OF CONSTRUCTION THEREOF	FEDERAL-MOGUL LLC			PT
41638		HD PISTONS	United States	Regular	Original Filing	National	11/10/2010	12/943283	01/28/2014	8635943	Granted	10/07/2032	PISTON WITH BLOW-BY FEATURE AND METHOD OF PREVENTING CATASTROPHIC FAILURE TO AN INTERNAL COMBUSTION ENGINE	FEDERAL-MOGUL LLC			PT
41758		HD PISTONS	United States	Regular	Original Filing	National	10/31/2012	13/664778	10/21/2014	8863720	Granted	10/31/2032	COATED PISTON AND A METHOD OF MAKING A COATED PISTON [ELECTROCHEMICAL METALLIZING OF PISTON BOWL RIM USING NOBLE METALS]	FEDERAL-MOGUL LLC			PT
41771		HD PISTONS	United States	Regular	Original Filing	National	11/04/2013	14/070839	09/08/2015	9127619	Granted	11/13/2033	PISTON WITH A COOLING GALLERY PARTIALLY FILLED WITH A THERMALLY CONDUCTIVE METAL- CONTAINING COMPOSITION	FEDERAL-MOGUL LLC			PT
41806		HD PISTONS	United States	Regular	Original Filing	National	02/10/2012	13/370609	02/17/2015	8955486	Granted	11/06/2032	PISTON WITH ENHANCED COOLING GALLERY [ENHANCED PISTON COOLING CHAMBER]	FEDERAL-MOGUL LLC			PT
41821		HD PISTONS	United States	Regular	Original Filing	National	02/10/2012	13/370744	02/17/2015	8955487	Granted	12/13/2032	PISTON AND COOLED PISTON RING THEREFOR AND METHOD OF CONSTRUCTION THEREOF [ACTIVELY COOLED L SECTION TOP RING]	FEDERAL-MOGUL LLC			PT
41823		HD PISTONS	United States	Regular	Original Filing	National	02/10/2012	13/370645			Filed		PISTON WITH ENHANCED COOLING GALLERY [ADVANCED MONOSTEEL PISTON SYSTEM]	FEDERAL-MOGUL LLC			PT
41825		HD PISTONS	United States	Regular	Original Filing	National	02/10/2012	13/370695	03/04/2014	8662026	Granted	08/26/2032	PISTON WITH SUPPLEMENTAL COOLING GALLERY AND INTERNAL COMBUSTION ENGINE THEREWITH [ENHANCED COOLING OF THE PISTON]	FEDERAL-MOGUL LLC			PT
41909		HD PISTONS	United States	Regular	Original Filing	National	01/09/2012	13/345851	08/11/2015	9103441	Granted	02/10/2034	NOVEL PISTON PIN FOR HEAT DISSIPATION	FEDERAL-MOGUL LLC			PT
41918		HD PISTONS	United States	Regular	Original Filing	National	04/13/2012	13/446683	04/11/2017	9616529	Granted	07/08/2034	PISTON AND METHOD OF MAKING A PISTON	FEDERAL-MOGUL LLC			PT
41918	1	HD PISTONS	United States	Regular	Division	National	11/23/2016	15/360060			Filed		PISTON AND METHOD OF MAKING A PISTON	FEDERAL-MOGUL LLC			PT
41935		HD PISTONS	United States	Regular	Original Filing	National	07/19/2013	13/946866	06/23/2015	9062768	Granted	09/11/2033	PISTON WITH OIL COOLING PASSAGE AND METHOD OF CONSTRUCTION THEREOF [SCRAPED OIL COOLED PISTON (SCROIL)]	FEDERAL-MOGUL LLC			PT
42067		HD PISTONS	United States	Regular	Original Filing	National	11/28/2011	13/304895	10/27/2015	9169800	Granted	11/28/2031	PISTON WITH ANTI- CARBON DEPOSIT COATING AND METHOD OF CONSTRUCTION THREOF [GALLERY UNDERCROWN ANTI-STICK COATING]	FEDERAL-MOGUL LLC			PT
42067	1	HD PISTONS	United States	Regular	Continuation-In-Part	National	03/05/2013	13/786156	10/20/2015	9163579	Granted	01/04/2032	PISTON WITH ANTI- CARBON DEPOSIT COATING AND METHOD OF CONSTRUCTION THREOF [GALLERY UNDERCROWN ANTI-STICK COATING]	FEDERAL-MOGUL LLC			PT
42089		HD PISTONS	United States	Design	Original Filing	National	05/20/2011	29/392404	09/16/2014	D713422	Granted	09/16/2028	Piston (design) See also CIP case 50141	FEDERAL-MOGUL LLC			PT
42184		HD PISTONS	United States	Regular	Original Filing	National	12/07/2012	13/708656	06/30/2015	9068531	Granted	04/05/2033	ONE-PIECE PISTON WITH IMPROVED COMBUSTION BOWL RIM REGION AND METHOD OF MANUFACTURE [CLOSED GALLERY PISTON WITH IMPROVED BOWL RIM STRENGTH]	FEDERAL-MOGUL LLC			PT
42305		HD PISTONS	United States	Regular	Original Filing	National	02/20/2013	13/772022	04/14/2015	9004037	Granted	02/20/2033	PISTON ASSEMBLY FOR INTERNAL COMBUSTION ENGINE [TWO STROKE STEEL PISTON]	FEDERAL-MOGUL LLC			PT
42359	1	HD PISTONS	United States	Regular	Division	National	08/04/2015	14/817385			Filed	09/27/2033	REDUCED COMPRESSION HEIGHT PISTON AND PISTON ASSEMBLY THEREWITH AND METHODS OF CONSTRUCTION THEREOF [H-HD DIESEL DEVELOPMENTS IN POWER CYLINDER UNIT (PCU) COMPACTATION AND COOLING]	FEDERAL-MOGUL LLC			PT
42359		HD PISTONS	United States	Regular	Original Filing	National	09/27/2013	14/040259	09/08/2015	9127618	Granted	09/27/2033	REDUCED COMPRESSION HEIGHT PISTON AND PISTON ASSEMBLY THEREWITH AND METHODS OF CONSTRUCTION THEREOF [H-HD DIESEL DEVELOPMENTS IN POWER CYLINDER UNIT (PCU) COMPACTATION AND COOLING]	FEDERAL-MOGUL LLC			PT
42359	2	HD PISTONS	United States	Regular	Division	National	08/30/2018	16/117263			Filed		REDUCED COMPRESSION HEIGHT PISTON AND PISTON ASSEMBLY THEREWITH AND METHODS OF CONSTRUCTION THEREOF [H-HD DIESEL DEVELOPMENTS IN POWER CYLINDER UNIT (PCU) COMPACTATION AND COOLING]	FEDERAL-MOGUL LLC			PT
42433		HD PISTONS	United States	Regular	Original Filing	National	10/09/2013	14/049622	09/08/2015	9127616	Granted	10/09/2033	PISTON ASSEMBLY AND METHOD OF MAKING A PISTON [PISTON ASSEMBLY FOR OPPOSED PISTON 2-STROKE ENGINE WITH SINGLE CRANKSHAFT]	FEDERAL-MOGUL LLC			PT
42434	1	HD PISTONS	United States	Regular	Division	National	03/18/2016	15/073988	06/13/2017	9677500	Granted	09/18/2033	STEEL PISTON WITH COUNTERBORE DESIGN	FEDERAL-MOGUL LLC			PT
42434		HD PISTONS	United States	Regular	Original Filing	National	09/18/2013	14/030530	03/22/2016	9291120	Granted	10/21/2033	STEEL PISTON WITH COUNTERBORE DESIGN	FEDERAL-MOGUL LLC			PT
42454		HD PISTONS	United States	Regular	Original Filing	National	01/21/2014	14/159729			Filed		PISTON AND METHOD OF MAKING A PISTON [PISTON AND ROD ASSEMBLY FOR OPPOSED PISTON 2-STROKE ENGINE]	FEDERAL-MOGUL LLC			PT
42575	2	HD PISTONS	United States	Regular	Continuation	National	04/12/2016	15/096498	08/22/2017	9739234	Granted	02/18/2033	COMPLEX SHAPED FORGED PISTON OIL GALLERIES [NON-SYMMETRIC PISTON CROWN GALLERY AND CROWN TOP]	FEDERAL-MOGUL LLC			PT
42575		HD PISTONS	United States	Regular	Original Filing	National	02/18/2013	13/769751	05/10/2016	9334958	Granted	10/08/2033	COMPLEX SHAPED FORGED PISTON OIL GALLERIES [NON-SYMMETRIC PISTON CROWN GALLERY AND CROWN TOP]	FEDERAL-MOGUL LLC			PT
42575	1	HD PISTONS	United States	Regular	Original Filing	National	02/17/2014	14/182165	01/26/2016	9243582	Granted	02/17/2034	COMPLEX SHAPED PISTON OIL GALLERIES WITH PISTON CROWNS MADE BY CAST METAL OR POWDER METAL PROCESSES [NON-SYMMETRIC PISTON CROWN GALLERY AND CROWN TOP]	FEDERAL-MOGUL LLC			PT
42575	3	HD PISTONS	United States	Regular	Continuation	National	12/14/2015	14/968415	05/16/2017	9650988	Granted	02/17/2034	PISTONS WITH COMPLEX SHAPED PISTON CROWNS AND MANUFACTURING PROCESSES [NON-SYMMETRIC PISTON CROWN GALLERY AND CROWN TOP]	FEDERAL-MOGUL LLC			PT
42575	5	HD PISTONS	United States	Regular	Division	National	05/15/2017	15/594964			Filed		PISTONS WITH COMPLEX SHAPED PISTON CROWNS AND MANUFACTURING PROCESSES [NON-SYMMETRIC PISTON CROWN GALLERY AND CROWN TOP]	FEDERAL-MOGUL LLC			PT
42575	4	HD PISTONS	United States	Regular	Continuation-In-Part	National	03/23/2016	15/078813			Filed		COMPLEX SHAPED FORGED PISTON OIL GALLERIES [NON-SYMMETRIC PISTON CROWN GALLERY AND CROWN TOP]	FEDERAL-MOGUL LLC			PT
50002		HD PISTONS	United States	Regular	Original Filing	National	08/28/2014	14/471069	07/11/2017	9702317	Granted	08/28/2034	DOUBLE WELDED STEEL PISTON WITH FULL SKIRT	FEDERAL-MOGUL LLC			PT
50017		HD PISTONS	United States	Regular	Original Filing	National	09/16/2014	14/487498	04/05/2016	9303584	Granted	09/16/2034	PINLESS PISTON WITH GALLERY	FEDERAL-MOGUL LLC			PT
50036		HD PISTONS	United States	Regular	Original Filing	National	04/04/2014	14/245138			Filed		PISTON MADE USING ADDITIVE MANUFACTURING TECHNIQUES	FEDERAL-MOGUL LLC			PT
50058		HD PISTONS	United States	Regular	Original Filing	National	04/09/2015	14/682649			Filed		DESIGN OF ZERO OIL COOLED (ZOC) PISTON INCORPORATIING HEAT PIPE TECHNOLOGY	FEDERAL-MOGUL LLC			PT
50141	2	HD PISTONS	United States	Design	Original Filing	National	07/16/2014	29/496734	10/04/2016	D768207	Granted	10/04/2030	PISTON [CIP of 42089]	FEDERAL-MOGUL LLC			PT
50141	1	HD PISTONS	United States	Regular	Original Filing	National	11/07/2014	14/535839	02/08/2018	9869268	Granted	06/21/2035	MONOLITHIC, GALLERYLESS PISTON AND METHOD OF CONSTRUCTION THEREOF [CIP of 42089]	FEDERAL-MOGUL LLC			PT
50141	5	HD PISTONS	United States	Regular	Continuation	National	08/23/2018	16/110874			Filed		MONOLITHIC, GALLERYLESS PISTON AND METHOD OF CONSTRUCTION THEREOF [CIP of 42089]	FEDERAL-MOGUL LLC			PT
50141	3	HD PISTONS	United States	Regular	Continuation	National	11/13/2015	14/940416			Filed		MONOLITHIC, GALLERYLESS PISTON AND METHOD OF CONSTRUCTION THEREOF [CIP of 42089]	FEDERAL-MOGUL LLC			PT
50141	4	HD PISTONS	United States	Regular	Continuation-In-Part	National	01/06/2016	14/988885			Filed		MONOLITHIC, GALLERYLESS PISTON AND METHOD OF CONSTRUCTION THEREOF [CIP of 42089]	FEDERAL-MOGUL LLC			PT
50141	1	HD PISTONS	United States	Regular	Division	National	07/21/2017	15/657018			Filed		MONOLITHIC, GALLERYLESS PISTON AND METHOD OF CONSTRUCTION THEREOF [CIP of 42089]	FEDERAL-MOGUL LLC			PT
50193		HD PISTONS	United States	Regular	Original Filing	National	03/02/2015	14/635348	09/19/2017	9765727	Granted	06/25/2035	ONE PIECE PISTON FEATURING ADDITIVE MANUFACTURING PRODUCED COMBUSTION BOWL RIM AND COOLING GALLERY	FEDERAL-MOGUL LLC			PT
50204		HD PISTONS	United States	Regular	Original Filing	National	02/01/2016	15/011784			Filed		PISTON WITH COOLING GALLERY COOLING INSERT AND METHOD OF CONSTRUCTION THEREOF	FEDERAL-MOGUL LLC			PT
50206		HD PISTONS	United States	Regular	Original Filing	National	04/30/2015	14/700654	04/24/2018	9951714	Granted	06/30/2035	STEEL PISTON WITH FILLED GALLERY	FEDERAL-MOGUL LLC			PT
50220		HD PISTONS	United States	Regular	Original Filing	National	05/23/2014	14/286328			Filed		PISTON WITH KEYSTONE SECOND RING GROOVE FOR HIGH TEMPERATURE INTERNAL COMBUSTION ENGINES	FEDERAL-MOGUL LLC			PT
50332		HD PISTONS	United States	Regular	Original Filing	National	10/30/2015	14/928870			Filed		PISTON, OIL CONTROL RING THEREFOR AND METHOD OF CONSTRUCTION THEREOF [MOR - MONORAIL OIL CONTROL RING FOR HD ENGINES]	FEDERAL-MOGUL LLC			PT
50373		HD PISTONS	United States	Regular	Original Filing	National	02/01/2016	15/011852			Filed		PISTON WITH SEALED COOLING GALLERY AND METHOD OF CONSTRUCTION THEREOF	FEDERAL-MOGUL LLC			PT
50382		HD PISTONS	United States	Regular	Original Filing	National	12/18/2015	14/975451	06/10/2018	10018148	Granted	06/28/2036	PISTON WITH COOLING GALLERY HAVING ENHANCED OIL INLET AND METHOD OF CONSTRUCTION THEREOF [OIL HOLE DRILLING WITH STANDPIPE]	FEDERAL-MOGUL LLC			PT
50383		HD PISTONS	United States	Regular	Original Filing	National	12/28/2015	14/981319			Filed		REDUCED COMPRESSION HEIGHT DUAL GALLERY PISTON, PISTON ASSEMBLY THEREWITH AND METHODS OF CONSTRUCTION THEREOF [JANUS: ADAPTABLE MONOSTEEL PISTON SYSTEM (AMPS) DESIGN]	FEDERAL-MOGUL LLC			PT
50437		HD PISTONS	United States	Regular	Original Filing	National	03/22/2016	15/077168			Filed		Robust, Lightweight, Low Compression Height Piston and Method of Construction Thereof [GALLERYLESS PISTON WITHOUT POCKETS]	FEDERAL-MOGUL LLC			PT
50446		HD PISTONS	United States	Regular	Original Filing	National	01/25/2017	15/414954			Filed		PISTON WITH ANTI COKING DESIGN FEATURES (See 50422)	FEDERAL-MOGUL LLC			PT
50448		HD PISTONS	United States	Regular	Original Filing	National	04/19/2016	15/132924			Filed		PISTON WITH COMPLEX SHAPED COMBUSTION BOWL AND COOLING GALLERY AND METHOD OF CONSTRUCTION THEREOF [NON SYMMETRIC PISTON CROWN GALLERY AND CROWN TOP (see also 42575)]	FEDERAL-MOGUL LLC			PT
50459		HD PISTONS	United States	Regular	Original Filing	National	01/23/2017	15/412457			Filed		PISTON WITH COOLING GALLERY RADIATOR AND METHOD OF CONSTRUCTION THEREOF	FEDERAL-MOGUL LLC			PT

Docket #	File #	Client Division	Country	Case Type	Relation Type	Filing Type	Application Date	Application Number	Grant Date	Patent Number	Status	Expiration Date	Title	Current Owner	Publication Date	Publication Number	Segment
50474		HD PISTONS	United States	Regular	Original Filing	National	11/11/2016	15/349820			Filed		ISOBARIC PISTON ASSEMBLY	FEDERAL- MOGUL LLC			PT
50475		HD PISTONS	United States	Regular	Original Filing	National	04/05/2017	15/480066			Filed		PISTON WITH THERMALLY INSULATING INSERT AND METHOD OF CONSTRUCTION THEREOF [INFUSED CERAMIC ADIABATIC PISTON (INCA)] combined with PA-50497	FEDERAL- MOGUL LLC			PT
50530		HD PISTONS	United States	Regular	Original Filing	National	09/27/2016	15/277443			Filed		PISTON RING BELT STRUCTURAL REINFORCEMENT VIA ADDITIVE MANUFACTURING	FEDERAL- MOGUL LLC			PT
50556		HD PISTONS	United States	Regular	Original Filing	National	12/23/2016	15/389862			Filed		PISTON INCLUDING A COMPOSITE LAYER APPLIED TO METAL SUBSTRATE	FEDERAL- MOGUL LLC			PT
50559		HD PISTONS	United States	Regular	Original Filing	National	11/30/2016	15/364616			Filed		PISTON WITH SEALED COOLING GALLERY CONTAINING A THERMALLY CONDUCTIVE COMPOSITION [ENVIROKOOL VERSION 2.0 (SUPER EKOOL)]	FEDERAL- MOGUL LLC			PT
50578		HD PISTONS	United States	Regular	Original Filing	National	11/15/2016	15/352418			Filed		CONCEPT TO REDUCE HEAT LOSS TO PISTON USING GAS MEDIA	FEDERAL- MOGUL LLC			PT
50613		HD PISTONS	United States	Regular	Original Filing	National	05/18/2017	15/598564			Filed		PISTON HAVING AN UNDERCROWN SURFACE WITH INSULATING COATING AND METHOD OF MANUFACTURE THEREOF	FEDERAL- MOGUL LLC			PT
50622		HD PISTONS	United States	Regular	Original Filing	National	02/24/2017	15/441659			Filed		GALLERYLESS PISTON WITH CONNECTION TO POCKETS [MONOSTEEL LITE WITH CONNECTION TO POCKETS OVER THE PINBORE]	FEDERAL- MOGUL LLC			PT
50623		HD PISTONS	United States	Regular	Original Filing	National	02/28/2017	15/445317			Filed		GALLERYLESS PISTON WITH SLOTTED RING GROOVE [MONOSTEEL LITE WITH FULLY SLOTTED 3RD GROOVE]	FEDERAL- MOGUL LLC			PT
50624		HD PISTONS	United States	Regular	Original Filing	National	02/21/2017	15/437631			Filed		GALLERYLESS PISTON WITH IMPROVED POCKET COATING	FEDERAL- MOGUL LLC			PT
50625		HD PISTONS	United States	Regular	Original Filing	National	03/02/2017	15/448522			Filed		GALLERYLESS PISTON WITH OIL DRAIN FEATURES	FEDERAL- MOGUL LLC			PT
50626		HD PISTONS	United States	Regular	Original Filing	National	03/02/2017	15/448421			Filed		GALLERYLESS PISTON WITH CUTOUT ABOVE PINBORE [MONOSTEEL LITE WITH CUTOUT ABOVE PINBORE]	FEDERAL- MOGUL LLC			PT
50627		HD PISTONS	United States	Regular	Original Filing	National	04/20/2017	15/493025			Filed		PISTON WITH ASYMMETRIC UPPER COMBUSTION SURFACE AND METHOD OF MANUFACTURE THEREFOR [MONOSTEEL LITE WITH PREFORMED ASYMMETRIC BOWL GEOMETRIES]	FEDERAL- MOGUL LLC			PT
50629		HD PISTONS	United States	Regular	Original Filing	National	01/25/2018	15/880359			Filed		STEEL PISTON WITH METALLURGICALLY BONDED BUSHING AND METHOD OF MANUFACTURING	FEDERAL- MOGUL LLC			PT
50632		HD PISTONS	United States	Regular	Original Filing	National	02/20/2017	15/436966			Filed		INSULATION LAYER ON STEEL PISTONS WITHOUT GALLERY	FEDERAL- MOGUL LLC			PT
50639		HD PISTONS	United States	Regular	Original Filing	National	03/14/2017	15/458495	06/10/2018	10018146	Granted	03/14/2037	PISTON WITH ADVANCED CATALYTIC ENERGY RELEASE [MONOSTEEL WITH ADIABATIC CATALYTIC ENERGY (ACE)]	FEDERAL- MOGUL LLC			PT
50671		HD PISTONS	United States	Regular	Original Filing	National	01/09/2018	15/866121			Filed		GALLERYLESS SHORT COMPRESSION INSULATED STEEL PISTON	FEDERAL- MOGUL LLC			PT
50794	1	HD PISTONS	United States	Design	Original Filing	National	04/27/2018	29/645655			Filed		DESIGN PATENT IDEA FOR APPEARANCE OF PISTON WITH THERMAL BARRIER COATING	FEDERAL- MOGUL LLC			PT
50794	2	HD PISTONS	United States	Design	Original Filing	National	04/27/2018	29/645668			Filed		DESIGN PATENT IDEA FOR APPEARANCE OF PISTON WITH THERMAL BARRIER COATING	FEDERAL- MOGUL LLC			PT
50794	3	HD PISTONS	United States	Design	Original Filing	National	04/27/2018	29/645685			Filed		DESIGN PATENT IDEA FOR APPEARANCE OF PISTON WITH THERMAL BARRIER COATING	FEDERAL- MOGUL LLC			PT
50794	4	HD PISTONS	United States	Design	Original Filing	National	04/27/2018	29/645694			Filed		DESIGN PATENT IDEA FOR APPEARANCE OF PISTON WITH THERMAL BARRIER COATING	FEDERAL- MOGUL LLC			PT
50794	5	HD PISTONS	United States	Regular	Original Filing	National	05/01/2018	29/645698			Filed		DESIGN PATENT IDEA FOR APPEARANCE OF PISTON WITH THERMAL BARRIER COATING	FEDERAL- MOGUL LLC			PT
50794	6	HD PISTONS	United States	Regular	Original Filing	National	05/01/2018	29/645715			Filed		DESIGN PATENT IDEA FOR APPEARANCE OF PISTON WITH THERMAL BARRIER COATING	FEDERAL- MOGUL LLC			PT
50826		HD PISTONS	United States	Provisional Filing	Original Filing	National	10/27/2017	62/578105			Filed	10/27/2018	STEEL PISTON CROWN AND/OR COMBUSTION ENGINE COMPONENTS WITH DYNAMIC THERMAL INSULATION COATING AND METHOD OF MAKING AND USING SUCH A COATING [HITHERM]	FEDERAL- MOGUL LLC			PT
50826	1	HD PISTONS	United States	Regular	Continuation-In-Part	National	12/20/2017	15/848763			Filed		STEEL PISTON CROWN AND/OR COMBUSTION ENGINE COMPONENTS WITH DYNAMIC THERMAL INSULATION COATING AND METHOD OF MAKING AND USING SUCH A COATING [HITHERM]	FEDERAL- MOGUL LLC			PT
50826	2	HD PISTONS	United States	Regular	Continuation-In-Part	National	04/05/2018	15/936285			Filed		COMBUSTION ENGINE COMPONENTS WITH DYNAMIC THERMAL INSULATION COATING AND METHOD OF MAKING AND USING SUCH A COATING [HITHERM]	FEDERAL- MOGUL LLC			PT
50836		HD PISTONS	United States	Regular	Original Filing	National	04/26/2018	15/963838			Filed		PISTON WITH OPTIMIZED OIL RING NEGATION	FEDERAL- MOGUL LLC			PT
50837		HD PISTONS	United States	Regular	Original Filing	National	02/21/2018	15/901783			Filed		COATING TO REDUCE COKING DEPOSITS ON STEEL PISTONS	FEDERAL- MOGUL LLC			PT
50861		HD PISTONS	United States	Regular	Original Filing	National	03/30/2018	15/942359			Filed		LUBRICATION FEATURE FOR TWO STROKE PISTON PIN	FEDERAL- MOGUL LLC			PT
50868		HD PISTONS	United States	Regular	Original Filing	National	05/15/2018	15/980595			Filed		DUAL GALLERY STEEL PISTON	FEDERAL- MOGUL LLC			PT
50991		HD PISTONS	United States	Provisional Filing	Original Filing	National	02/28/2018	62/636423			Filed	02/28/2019	DUAL GALLERY TWO STROKE PISTON	FEDERAL- MOGUL LLC			PT
50993		HD PISTONS	United States	Provisional Filing	Original Filing	National	06/26/2018	62/68970			Filed	06/26/2019	METHOD TO DETERMINE CRANK ANGLE FROM ON A PISTON	FEDERAL- MOGUL LLC			PT
51030		HD PISTONS	United States	Provisional Filing	Original Filing	National	06/19/2018	62/686811			Filed	06/19/2019	PIEZOCERAMIC GENERATOR FOR PISTSON INSTRUMENTATION	FEDERAL- MOGUL LLC			PT
51031		HD PISTONS	United States	Provisional Filing	Original Filing	National	07/10/2018	62/696259			Filed	07/10/2019	LINEAR INDUCTION GENERATOR FOR POWERING PISTON INSTRUMENTATION AND OTHER ENGINE COMPONENTS	FEDERAL- MOGUL LLC			PT
51032	1	HD PISTONS	United States	Provisional Filing	Original Filing	National	06/26/2018	62/690156			Filed	06/26/2019	ROTATIONAL INDUCTION GENERATOR FOR PISTON INSTRUMENTATION	FEDERAL- MOGUL LLC			PT
51032	2	HD PISTONS	United States	Provisional Filing	Original Filing	National	07/24/2018	62/702880			Filed	06/26/2019	ROTATIONAL INDUCTION GENERATOR FOR PISTON INSTRUMENTATION AND OTHER ENGINE COMPONENTS	FEDERAL- MOGUL LLC			PT
41218		IGNITION - ACIS	United States	Regular	Original Filing	National	10/05/2009	12/573380	02/05/2013	8365710	Granted	05/07/2031	IGNITOR FOR AIR/ FUEL MIXTURE AND ENGINE THEREWITH AND METHOD OF ASSEMBLY THEREOF INTO A CYLINDER HEAD	FEDERAL- MOGUL IGNITION COMPANY			PT
41408		IGNITION - ACIS	United States	Regular	Original Filing	National	01/12/2010	12/686251	05/07/2013	8434443	Granted	01/12/2030	IGNITOR SYSTEM FOR IGNITING FUEL	FEDERAL- MOGUL IGNITION COMPANY			PT
41409	1	IGNITION - ACIS	United States	Regular	Continuation	National	03/07/2012	13/414129	07/02/2013	8474428	Granted	01/12/2030	FLEXIBLE IGNITER ASSEMBLY FOR AIR/ FUEL MIXTURE AND METHOD OF CONSTRUCTION THEREOF [CORONA IGNITOR MADE IN TWO PIECES]	FEDERAL- MOGUL IGNITION COMPANY			PT
41409		IGNITION - ACIS	United States	Regular	Original Filing	National	01/12/2010	12/685825	04/10/2012	8151781	Granted	10/11/2030	CORONA IGNITOR MADE IN TWO PIECES	FEDERAL- MOGUL IGNITION COMPANY			PT
41457		IGNITION - ACIS	United States	Regular	Original Filing	National	10/28/2011	13/283666	05/20/2014	8729782	Granted	05/06/2032	NON-THERMAL PLASMA IGNITION ARC SUPPRESSION I	FEDERAL- MOGUL IGNITION COMPANY			PT
41466	1	IGNITION - ACIS	United States	Regular	Continuation-In-Part	National	03/15/2013	13/842803	08/09/2016	9413314	Granted	10/09/2031	CORONA IGNITION WITH SELF-TUNING POWER AMPLIFIER	FEDERAL- MOGUL IGNITION COMPANY			PT
41466		IGNITION - ACIS	United States	Regular	Original Filing	National	05/10/2010	12/777105	11/12/2013	8578902	Granted	07/06/2032	CORONA IGNITION WITH SELF-TUNING POWER AMPLIFIER	FEDERAL- MOGUL IGNITION COMPANY			PT
41466	2	IGNITION - ACIS	United States	Regular	Continuation-In-Part	National	08/08/2016	15/230927			Filed		CORONA IGNITION WITH SELF-TUNING POWER AMPLIFIER	FEDERAL- MOGUL IGNITION COMPANY			PT
41467		IGNITION - ACIS	United States	Regular	Original Filing	National	01/13/2012	13/350456	09/30/2014	8844490	Granted	09/09/2032	CORONA IGNITOR PRODUCING CORONA BETWEEN INSULATOR AND SHELL	FEDERAL- MOGUL IGNITION COMPANY			PT
41469		IGNITION - ACIS	United States	Regular	Original Filing	National	05/04/2010	12/773608	06/18/2013	8464679	Granted	10/09/2031	CORONA TIP INSULATOR	FEDERAL- MOGUL LLC			PT
41691		IGNITION - ACIS	United States	Regular	Original Filing	National	04/13/2011	13/085991	07/15/2014	8776751	Granted	12/04/2032	IGNITER INCLUDING A CORONA ENHANCING ELECTRODE TIP	FEDERAL- MOGUL IGNITION COMPANY			PT
41728	1	IGNITION - ACIS	United States	Regular	Division	National	11/13/2014	14/540861	08/08/2017	9728941	Granted	01/10/2032	IGNITER ASSEMBLY INCLUDING ARCING REDUCTION FEATURE [IGNITOR ASSEMBLY FOR IGNITING AN AIR/ FUEL MIXTURE, OUTER METAL SHELL THEREFOR AND METHODS OF CONSTRUCTION THEREOF]	FEDERAL- MOGUL IGNITION COMPANY			PT
41728		IGNITION - ACIS	United States	Regular	Original Filing	National	05/26/2011	13/116269	11/18/2014	8890397	Granted	01/30/2033	IGNITER ASSEMBLY INCLUDING ARCING REDUCTION FEATURE [IGNITOR ASSEMBLY FOR IGNITING AN AIR/ FUEL MIXTURE, OUTER METAL SHELL THEREFOR AND METHODS OF CONSTRUCTION THEREOF]	FEDERAL- MOGUL IGNITION COMPANY			PT
41728	2	IGNITION - ACIS	United States	Regular	Division	National	08/07/2017	15/670312			Filed		IGNITER ASSEMBLY INCLUDING ARCING REDUCTION FEATURE [IGNITOR ASSEMBLY FOR IGNITING AN AIR/ FUEL MIXTURE, OUTER METAL SHELL THEREFOR AND METHODS OF CONSTRUCTION THEREOF]	FEDERAL- MOGUL IGNITION COMPANY			PT
41729		IGNITION - ACIS	United States	Regular	Original Filing	National	12/14/2011	13/325433			Filed		CORONA IGNITER WITH IMPROVED CORONA CONTROL [IGNITOR ASSEMBLY FOR IGNITING AN AIR/ FUEL MIXTURE AND METHODS OF CONSTRUCTION THEREOF]	FEDERAL- MOGUL IGNITION COMPANY			PT
41777		IGNITION - ACIS	United States	Regular	Original Filing	National	01/14/2011	13/006555	09/23/2014	8839752	Granted	07/04/2033	CORONA IGNITER WITH MAGNETIC SCREENING	FEDERAL- MOGUL LLC			PT
41849		IGNITION - ACIS	United States	Regular	Original Filing	National	08/31/2011	13/222616	06/10/2014	8749945	Granted	08/31/2031	ELECTRICAL ARRANGEMENT OF HYBRID IGNITION DEVICE	FEDERAL- MOGUL IGNITION COMPANY			PT
41938		IGNITION - ACIS	United States	Regular	Original Filing	National	12/29/2011	13/339737	09/23/2014	8839753	Granted	12/12/2032	CORONA IGNITER HAVING IMPROVED GAP CONTROL	FEDERAL- MOGUL IGNITION COMPANY			PT
41943		IGNITION - ACIS	United States	Regular	Original Filing	National	12/14/2011	13/325362	05/26/2015	9041273	Granted	01/22/2033	CORONA IGNITER HAVING SHAPED INSULATOR] [INSULATOR SHAPE TO REDUCE POWER- ARCING IN A CORONA IGNITION SYSTEM	FEDERAL- MOGUL IGNITION COMPANY			PT
41944		IGNITION - ACIS	United States	Regular	Original Filing	National	12/15/2011	13/326897	01/28/2014	8638540	Granted	07/25/2032	CORONA IGNITER INCLUDING IGNITION COIL WITH IMPROVED ISOLATION [IMPROVED ISOLATION SCHEME FOR CORONA IGNITER COIL]	FEDERAL- MOGUL IGNITION COMPANY			PT
41947		IGNITION - ACIS	United States	Regular	Original Filing	National	12/13/2011	13/324069	08/11/2015	9103313	Granted	02/18/2034	CORONA IGNITION DEVICE HAVING ASYMMETRIC FIRING TIP [CORONA IGNITER FOR NON-HOMOGENEOUS COMBUSTION SYSTEMS]	FEDERAL- MOGUL IGNITION COMPANY			PT
41954	1	IGNITION - ACIS	United States	Regular	Continuation	National	05/07/2014	14/271817	10/28/2014	8869766	Granted	01/13/2032	CORONA IGNITION SYSTEM HAVING SELECTIVE ENHANCED ARC FORMATION	FEDERAL- MOGUL IGNITION COMPANY			PT
41954		IGNITION - ACIS	United States	Regular	Original Filing	National	01/13/2012	13/349921	05/20/2014	8726871	Granted	11/08/2032	CORONA IGNITION SYSTEM HAVING SELECTIVE ENHANCED ARC FORMATION	FEDERAL- MOGUL IGNITION COMPANY			PT
42010		IGNITION - ACIS	United States	Design	Original Filing	National	02/22/2011	29/385899	11/06/2012	D670246 S	Granted	11/06/2026	KEEP THIS PATENT - IGNITER [design]	FEDERAL- MOGUL IGNITION COMPANY			PT
42038		IGNITION - ACIS	United States	Regular	Original Filing	National	04/03/2012	13/438116	11/10/2015	9181920	Granted	06/28/2033	SYSTEM AND METHOD FOR DETECTING ARC FORMATION IN A CORONA IGNITION SYSTEM	FEDERAL- MOGUL IGNITION COMPANY			PT
42039		IGNITION - ACIS	United States	Regular	Original Filing	National	04/03/2012	13/438127	06/24/2014	8760067	Granted	06/22/2032	SYSTEM AND METHOD FOR CONTROLLING ARC FORMATION IN A CORONA IGNITION SYSTEM	FEDERAL- MOGUL IGNITION COMPANY			PT
42106		IGNITION - ACIS	United States	Regular	Original Filing	National	06/27/2012	13/534251	06/10/2014	8749126	Granted	07/12/2032	CORONA IGNIGHTER ASSEMBLY INCLUDING CORONA ENHANCING INSULATOR GEOMETRY [IGNITER ASSEMBLY INCLUDING CORONA ENHANCING INSULATOR GEOMETRY]	FEDERAL- MOGUL IGNITION COMPANY			PT
42141		IGNITION - ACIS	United States	Regular	Original Filing	National	08/20/2012	13/589617	04/21/2015	9010294	Granted	06/21/2033	CORONA IGNITER INCLUDING TEMPERATURE CONTROL FEATURES [TEMPERATURE CONTROL IN A CORONA IGNITOR]	FEDERAL- MOGUL IGNITION COMPANY			PT
42280		IGNITION - ACIS	United States	Regular	Original Filing	National	03/14/2013	13/829405	05/12/2015	9030086	Granted	03/14/2033	SHRINK FIT CERAMIC CENTER ELECTRODE	FEDERAL- MOGUL IGNITION COMPANY			PT
42280	1	IGNITION - ACIS	United States	Regular	Division	National	05/11/2015	14/709094	11/22/2016	9502865	Granted	03/14/2033	SHRINK FIT CERAMIC CENTER ELECTRODE	FEDERAL- MOGUL IGNITION COMPANY			PT
42280	2	IGNITION - ACIS	United States	Regular	Continuation	National	11/16/2016	15/355516			Filed		SHRINK FIT CERAMIC CENTER ELECTRODE	FEDERAL- MOGUL IGNITION COMPANY			PT
42324	2	IGNITION - ACIS	United States	Regular	Continuation-In-Part	National	08/18/2016	15/240502	08/21/2018	10056737	Granted	04/06/2032	CORONA IGNITION DEVICE WITH IMPROVED ELECTRICAL PERFORMANCE [ASSEMBLY METHOD FOR CORONA IGNITION DEVICE]	FEDERAL- MOGUL LLC			PT
42324	3	IGNITION - ACIS	United States	Regular	Continuation-In-Part	National	08/10/2016	15/240652	08/21/2018	10056738	Granted	04/05/2033	CORONA IGNITION DEVICE WITH IMPROVED ELECTRICAL PERFORMANCE [ASSEMBLY METHOD FOR CORONA IGNITION DEVICE]	FEDERAL- MOGUL LLC			PT
42324	1	IGNITION - ACIS	United States	Regular	Continuation	National	06/17/2015	14/742064	05/15/2018	9970408	Granted	11/15/2033	CORONA IGNITION DEVICE WITH IMPROVED ELECTRICAL PERFORMANCE [ASSEMBLY METHOD FOR CORONA IGNITION DEVICE]	FEDERAL- MOGUL LLC			PT
42324		IGNITION - ACIS	United States	Regular	Original Filing	National	03/15/2013	13/843336	07/21/2015	9088136	Granted	02/07/2034	CORONA IGNITION DEVICE WITH IMPROVED ELECTRICAL PERFORMANCE [ASSEMBLY METHOD FOR CORONA IGNITION DEVICE]	FEDERAL- MOGUL LLC			PT
42324	4	IGNITION - ACIS	United States	Regular	Continuation	National	07/20/2018	16/041209			Filed		CORONA IGNITION DEVICE WITH IMPROVED ELECTRICAL PERFORMANCE [ASSEMBLY METHOD FOR CORONA IGNITION DEVICE]	FEDERAL- MOGUL LLC			PT
42419	2	IGNITION - ACIS	United States	Regular	Original Filing	National	12/23/2013	14/138249	04/19/2016	9318881	Granted	08/09/2033	INTER-EVENT CONTROL STRATEGY FOR CORONA IGNITION SYSTEMS	FEDERAL- MOGUL IGNITION COMPANY			PT
42419	3	IGNITION - ACIS	United States	Regular	Division	National	04/11/2016	15/095436	07/18/2017	9709018	Granted	12/23/2033	INTER-EVENT CONTROL STRATEGY FOR CORONA IGNITION SYSTEMS	FEDERAL- MOGUL IGNITION COMPANY			PT
42419	5	IGNITION - ACIS	United States	Regular	Division	National	07/17/2017	15/651562	05/29/2018	9982649	Granted	12/23/2033	INTER-EVENT CONTROL STRATEGY FOR CORONA IGNITION SYSTEMS	FEDERAL- MOGUL IGNITION COMPANY			PT
42419	4	IGNITION - ACIS	United States	Regular	Division	National	10/06/2016	15/286947	04/17/2018	9945345	Granted	12/24/2033	INTRA-EVENT CONTROL STRATEGY FOR CORONA IGNITION SYSTEMS	FEDERAL- MOGUL IGNITION COMPANY		20170022962	PT
42419	1	IGNITION - ACIS	United States	Regular	Original Filing	National	12/23/2013	14/138228	10/11/2016	9466953	Granted	09/29/2034	INTRA-EVENT CONTROL STRATEGY FOR CORONA IGNITION SYSTEMS	FEDERAL- MOGUL IGNITION COMPANY			PT
42456		IGNITION - ACIS	United States	Regular	Original Filing	National	03/15/2014	14/215540	04/17/2018	9945347	Granted	03/21/2035	WEAR PROTECTION FEATURES FOR CORONA IGNITER	FEDERAL- MOGUL IGNITION COMPANY			PT
42486	1	IGNITION - ACIS	United States	Regular	Continuation	National	05/17/2017	15/595142	07/24/2018	10033162	Granted	03/15/2034	HIGH VOLTAGE CONNECTON SEALING METHOD FOR CORONA IGNITION COIL	FEDERAL- MOGUL LLC			PT
42486		IGNITION - ACIS	United States	Regular	Original Filing	National	03/15/2014	14/215375	05/16/2017	9653885	Granted	07/22/2035	HIGH VOLTAGE CONNECTON SEALING METHOD FOR CORONA IGNITION COIL	FEDERAL- MOGUL IGNITION COMPANY			PT
42486	2	IGNITION - ACIS	United States	Regular	Continuation	National	06/27/2018	16/019901			Filed		HIGH VOLTAGE CONNECTON SEALING METHOD FOR CORONA IGNITION COIL	FEDERAL- MOGUL IGNITION COMPANY			PT
50034		IGNITION - ACIS	United States	Regular	Original Filing	National	05/05/2014	14/269448			Filed		CORONA IGNITION WITH HERMETIC COMBUSTION SEAL	FEDERAL- MOGUL IGNITION COMPANY			PT
50129	1	IGNITION - ACIS	United States	Regular	Original Filing	National	12/12/2014	14/568219			Filed		FLEXIBLE CONTROL SYSTEM FOR CORONA IGNITION POWER SUPPLY	FEDERAL- MOGUL IGNITION COMPANY			PT
50134		IGNITION - ACIS	United States	Regular	Original Filing	National	12/12/2014	14/568438	07/25/2017	9716371	Granted	01/10/2036	NON-INVASIVE METHOD FOR RESONANT FREQUENCY DETECTION IN CORONA IGNITION SYSTEMS	FEDERAL- MOGUL LLC			PT
50147		IGNITION - ACIS	United States	Regular	Original Filing	National	12/12/2014	14/568266	11/28/2017	9831639	Granted	12/12/2034	CONCURRENT METHOD FOR RESONANT FREQUENCY DETECTION IN CORONA IGNITION SYSTEMS	FEDERAL- MOGUL IGNITION COMPANY			PT
50164		IGNITION - ACIS	United States	Regular	Original Filing	National	08/06/2014	14/452802	06/09/2015	9054502	Granted	08/06/2034	CERAMIC FOR IGNITION DEVICFE INSULATOR WITH LOW RELATIVE PERMITTIVITY	FEDERAL- MOGUL IGNITION COMPANY			PT
50191		IGNITION - ACIS	United States	Regular	Original Filing	National	06/18/2014	14/307796	12/20/2016	9525274	Granted	01/08/2035	DISTRIBUTION OF CORONA IGNITER POWER SIGNAL (co-owned with Richardo; inventors: Zdenek Szimbersky and Robert Ratz)	FEDERAL- MOGUL IGNITION COMPANY			PT
50196		IGNITION - ACIS	United States	Regular	Original Filing	National	08/10/2015	14/822073	09/05/2017	9751797	Granted	08/10/2035	CORONA IGNITION DEVICE WITIH IMPROVED SEAL	FEDERAL- MOGUL IGNITION COMPANY			PT
50196	1	IGNITION - ACIS	United States	Regular	Continuation-In-Part	National	08/01/2016	15/225341	06/20/2017	9685767	Granted	08/10/2035	CORONA IGNITION DEVICE WITIH IMPROVED SEAL	FEDERAL- MOGUL IGNITION COMPANY			PT
50197		IGNITION - ACIS	United States	Regular	Original Filing	National	08/10/2015	14/822159	08/02/2016	9407069	Granted	08/10/2035	SPARK PLUG WITH IMPROVED SEAL	FEDERAL- MOGUL IGNITION COMPANY			PT
50197	1	IGNITION - ACIS	United States	Regular	Continuation-In-Part	National	08/01/2016	15/225216	02/13/2018	9893495	Granted	08/10/2035	SPARK PLUG WITH IMPROVED SEAL [related to 50196]	FEDERAL- MOGUL IGNITION COMPANY			PT
50333		IGNITION - ACIS	United States	Regular	Original Filing	National	03/22/2016	15/077475	06/26/2018	10008831	Granted	03/22/2036	CORONA SUPPRESSION AT MATERIALS INTERFACE THROUGH GLUING OF THE COMPONENTS	FEDERAL- MOGUL LLC			PT
50334		IGNITION - ACIS	United States	Regular	Original Filing	National	03/22/2016	15/077615	09/05/2017	9755405	Granted	03/22/2036	CORONA SUPPRESSION AT THE HIGH VOLTAGE JOINT THROUGH INTRODUCTION OF A SEMI- CONDUCTIVE SLEEVE BETWEEN THE CENTRAL ELECTRODE AND THE DISSIMILAR INSULATING MATERIALS	FEDERAL- MOGUL LLC			PT

Docket #	File #	Client Division	Country	Case Type	Relation Type	Filing Type	Application Date	Application Number	Grant Date	Patent Number	Status	Expiration Date	Title	Current Owner	Publication Date	Publication Number	Segment
50359		IGNITION - ACIS	United States	Regular	Original Filing	National	12/12/2014	14/568330	06/05/2018	9991681	Granted	12/12/2034	RELAY-MODE METHOD TO DRIVE CORONA IGNITION SYSTEM	FEDERAL- MOGUL IGNITION COMPANY			PT
50538		IGNITION - ACIS	United States	Regular	Original Filing	National	09/21/2016	15/271874	04/10/2018	9941671	Granted	09/21/2036	AIR-FREE CAP END DESIGN FOR CORONA IGNITION SYSTEM	FEDERAL- MOGUL LLC			PT
50538	1	IGNITION - ACIS	United States	Regular	Division	National	04/09/2018	15/948238			Filed		AIR-FREE CAP END DESIGN FOR CORONA IGNITION SYSTEM	FEDERAL- MOGUL IGNITION COMPANY			PT
50597		IGNITION - ACIS	United States	Regular	Original Filing	National	01/19/2017	15/409694			Filed		CORONA IGNITER WITH HERMETIC COMBUSTION SEAL ON INSULATOR INNER DIAMETER	FEDERAL- MOGUL LLC			PT
50690		IGNITION - ACIS	United States	Regular	Original Filing	National	03/15/2017	15/459753			Filed		ADVANCED IGNITION COIL WIRES	FEDERAL- MOGUL LLC			PT
50734		IGNITION - ACIS	United States	Regular	Original Filing	National	03/26/2018	15/935540			Filed		IGNITOR ASSEMBLY WITH IMPROVED INSULATOR AND METHOD OF INSULATING THE IGNITER ASSEMBLY	FEDERAL- MOGUL LLC			PT
50831		IGNITION - ACIS	United States	Regular	Original Filing	National	04/10/2018	15/949296			Filed		IGNITER ASSEMBLY, INSULATOR THEREFOR AND METHODS OF CONSTRUCTION THEREOF	FEDERAL- MOGUL LLC			PT
50851		IGNITION - ACIS	United States	Provisional Filing	Original Filing	National	01/04/2018	62/613518			Filed	01/04/2019	SHAPED COLLET FOR ELECTRICAL STRESS GRADING IN CORONA IGNITION SYSTEMS	FEDERAL- MOGUL LLC			PT
50898		IGNITION - ACIS	United States	Regular	Original Filing	National	08/27/2018	16/113177			Filed		CORONA IGNITER FIRING END ELECTRODE TIP WITH DUAL METAL RIVETS AND METHOD OF MANUFACTURE	FEDERAL- MOGUL LLC			PT
25609		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	10/20/1998	09/175437	10/17/2000	6132277	Granted	10/20/2018	APPLICATION OF PRECIOUS METAL TO SPARK PLUG ELECTRODE	FEDERAL- MOGUL WORLD WIDE LLC			PT
30063		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	07/27/2000	09/626759	07/02/2002	6412465	Granted	07/27/2020	IGNITION DEVICE HAVING A FIRING TIP FORMED FROM ATTRIUM- STABILIZED PLATINUM- TUNGSTEN ALLOY	FEDERAL- MOGUL WORLD WIDE LLC			PT
30212		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	Patent Cooperation Treaty	09/15/2002	10/486962	01/29/2008	7323810	Granted	06/28/2023	A SPARK PLUG FOR AN INTERNAL COMBUSTION ENGINE	FEDERAL- MOGUL SA (AUBANGE)			PT
30297	1	IGNITION - AUTOMOTIVE	United States	Reissue Patent	Original Filing	National	03/10/2009	12/401120	09/14/2010	RE41672E	Granted	11/05/2022	SPARK PLUG	FEDERAL- MOGUL IGNITION [UK] LIMITED			PT
30664		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	11/08/2005	11/164042	07/07/2009	7557495	Granted	03/31/2027	LASER CAPPING WELD REINFORCEMENT OF NOBLE METAL PAD	FEDERAL- MOGUL WORLD WIDE LLC			PT
30712	1	IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	11/09/2004	10/984135	01/30/2007	7169723	Granted	11/09/2024	CERAMIC WITH IMPROVED HIGH- TEMPERATURE ELECTRICAL PROPERTIES FOR USE AS A SPARK PLUG INSULATOR	FEDERAL- MOGUL WORLD WIDE LLC			PT
30712	2	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	12/18/2006	11/611946	09/21/2010	7799717	Granted	11/09/2024	SPARK PLUG HAVING A CERAMIC WITH IMPROVED HIGH- TEMPERATURE FOR USE AS A SPARK PLUG INSULATOR	FEDERAL- MOGUL WORLD WIDE LLC			PT
40034		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	10/20/2004	10/969492	10/28/2008	7443088	Granted	02/28/2027	COAXIAL TWIN- SPARK PLUG	FEDERAL- MOGUL WORLD WIDE LLC			PT
40105(IT 2882)		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	Patent Cooperation Treaty	04/19/2005	11/587653	08/17/2010	7775187	Granted	04/19/2025	FM/SIEMENS - A GLOW PLUG HEAD EQUIPPED WITH A PRESSURE SENSOR	FEDERAL- MOGUL IGNITION SrL			PT
40304 KEEP OPEN	3	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	09/07/2012	13/607224	11/08/2016	9490609	Granted	02/12/2027	METALLIC INSULATOR COATING FOR HIGH CAPACITY SPARK PLUG	FEDERAL- MOGUL WORLD WIDE LLC			PT
40304 keep open	2	IGNITION - AUTOMOTIVE	United States	Regular	Continuation-In-Part	National	02/12/2007	11/673815	10/02/2012	8278808	Granted	11/08/2028	METALLIC INSULATOR COATING FOR HIGH CAPACITY SPARK PLUG	FEDERAL- MOGUL LLC			PT
40309	1	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	09/21/2009	12/563625	12/20/2011	8079136	Granted	06/12/2030	METHOD FOR FORMING LAYERED HEATING ELEMENT FOR A GLOW PLUG	FEDERAL- MOGUL WORLD WIDE LLC			PT
40366		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	06/16/2006	11/454995	10/28/2008	7443089	Granted	05/02/2027	SPARK PLUG WITH TAPERED FIRED-IN SUPPRESSOR SEAL	FEDERAL- MOGUL WORLD WIDE LLC			PT
40469		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	06/19/2007	11/765179	10/05/2010	7808165	Granted	05/01/2028	SPARK PLUG WITH FINE WIRE GROUND ELECTRODE	FEDERAL- MOGUL WORLD WIDE LLC			PT
40472	2	IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	11/20/2006	11/602146	04/21/2009	7521850	Granted	11/20/2026	SPARK PLUG WITH MULTI-LAYER FIRING TIP	FEDERAL- MOGUL WORLD WIDE LLC			PT
40472	3	IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	11/20/2006	11/602169	03/02/2010	7671521	Granted	11/20/2026	SPARK PLUG WITH MULTI-LAYER ELECTRODE FIRING TIP	FEDERAL- MOGUL WORLD WIDE LLC		60/737963	PT
40472	1	IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	11/20/2006	11/602028	09/01/2009	7581304	Granted	02/11/2027	METHOD OF FORMING A SPARK PLUG WITH MULTI- LAYER FIRING TIP	FEDERAL- MOGUL WORLD WIDE LLC			PT
40472	2	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	03/25/2009	12/410847	05/24/2011	7948159	Granted	02/27/2027	SPARK PLUG WITH MULTI-LAYER FIRING TIP	FEDERAL- MOGUL WORLD WIDE LLC			PT
40497		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	09/06/2006	11/516920	08/03/2010	7768183	Granted	08/22/2027	EXTENSION SPARK PLUG	FEDERAL- MOGUL WORLD WIDE LLC			PT
40515		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	08/08/2006	11/500850	12/14/2010	7851984	Granted	09/02/2026	IGNITION DEVICE HAVING A REFLOWED FIRING TIP AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL WORLD WIDE LLC			PT
40555		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	06/18/2007	11/764528	11/02/2010	7823556	Granted	06/18/2027	ELECTRODE MATERIAL FOR SPARK PLUGS AND THE LIKE	FEDERAL- MOGUL WORLD WIDE LLC			PT
40556		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	09/25/2006	11/534718	04/21/2009	7521849	Granted	04/25/2027	SPARK PLUG WITH WELDED SLEEVE ON ELECTRODE	FEDERAL- MOGUL WORLD WIDE LLC			PT
40613		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	08/03/2007	11/833810	09/14/2010	7795791	Granted	08/03/2027	ONE-PIECE SHELL, HIGH THREAD SPARK PLUG	FEDERAL- MOGUL WORLD WIDE LLC			PT
40652	6	IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	06/19/2007	11/765060	03/24/2009	7508121	Granted	06/19/2027	SMALL BORE DIAMETER AND/ OR RATIO	FEDERAL- MOGUL WORLD WIDE LLC			PT
40652	2	IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	06/19/2007	11/765032	09/15/2009	7589460	Granted	06/19/2027	SMALL DIAMETER/ LONG REACH SPARK PLUG WITH RIMMED HEMISPHERICAL SPARKING TIP	FEDERAL- MOGUL WORLD WIDE LLC			PT
40652	4	IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	06/19/2007	11/765051	08/11/2009	7573185	Granted	10/06/2027	SMALL DIAMETER/ LONG REACH SPARK PLUG WITH IMPROVED INSULATOR DESIGN	FEDERAL- MOGUL WORLD WIDE LLC			PT
40684	2	IGNITION - AUTOMOTIVE	United States	Regular	Continuation	National	01/12/2009	12/351240	05/04/2010	7707985	Granted	06/18/2027	ELECTRODE FOR AN IGNITION DEVICE	FEDERAL- MOGUL WORLD WIDE LLC			PT
40684	3	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	03/17/2010	12/726048	01/11/2011	7866294	Granted	01/12/2029	ELECTRODE FOR AN IGNITION DEVICE	FEDERAL- MOGUL WORLD WIDE LLC			PT
40689	1	IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	04/05/2007	11/697124	08/04/2009	7569979	Granted	05/24/2027	SPARK PLUG	FEDERAL- MOGUL WORLD WIDE LLC			PT
40699		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	05/08/2007	11/745736	10/06/2009	7598661	Granted	07/15/2027	SPARK PLUG INSULATOR	FEDERAL- MOGUL WORLD WIDE LLC			PT
40699		IGNITION - AUTOMOTIVE	United States	Re-Examination	Original Filing	National	06/17/2016	90/013748			Filed		SPARK PLUG INSULATOR	FEDERAL- MOGUL WORLD WIDE LLC			PT
40703	2	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	09/23/2011	13/243543	06/25/2013	8471450	Granted	08/22/2028	CERAMIC ELECTRODE, IGNITION DEVICE THEREWITH AND METHODS OF CONSTRUCTION THEREOF	FEDERAL- MOGUL IGNITION COMPANY			PT
40703		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	08/22/2008	12/200244	10/25/2011	8044561	Granted	05/16/2029	CERAMIC ELECTRODE, IGNITION DEVICE THEREWITH AND METHODS OF CONSTRUCTION THEREOF	FEDERAL- MOGUL IGNITION COMPANY	03/04/2010	US2010/0052497	PT
40703	4	IGNITION - AUTOMOTIVE	United States	Regular	Continuation-In-Part	National	10/29/2014	14/526862	01/05/2016	9231381	Granted	09/03/2031	IGNITION DEVICE, INCLUDING CERAMIC ELECTRODE	FEDERAL- MOGUL IGNITION COMPANY			PT
40703	3	IGNITION - AUTOMOTIVE	United States	Regular	Continuation	National	05/21/2013	13/898898	12/02/2014	8901805	Granted	09/03/2031	CERAMIC ELECTRODE, IGNITION DEVICE THEREWITH AND METHODS OF CONSTRUCTION THEREOF	FEDERAL- MOGUL IGNITION COMPANY			PT
40705	1	IGNITION - AUTOMOTIVE	United States	Regular	Continuation-In-Part	National	09/26/2007	11/861834	09/27/2011	8026654	Granted	08/17/2028	IGNITION DEVICE HAVING AN INDUCTION WELDED AND LASER WELD REINFORCED FIRING TIP AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL WORLD WIDE LLC			PT
40705		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	01/18/2007	11/624272	04/12/2011	7923909	Granted	10/18/2028	IGNITION DEVICE HAVING AN ELECTRODE WITH PLATINUM FIRING TIP AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL WORLD WIDE LLC			PT
40718		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	06/15/2007	11/763786	06/28/2011	7969077	Granted	06/15/2027	SPARK PLUG	FEDERAL- MOGUL WORLD WIDE LLC			PT
40753		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	08/29/2008	12/201567	10/19/2010	7816845	Granted	08/29/2028	CERAMIC ELECTRODE FOR SPARK PLUG	FEDERAL- MOGUL IGNITION COMPANY			PT
40754	1	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	08/17/2011	13/211539	09/25/2012	8272909	Granted	05/16/2028	SMALL DIAMETER SPARK PLUG WITH A RESISTIVE SEAL	FEDERAL- MOGUL WORLD WIDE LLC			PT
40754		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	05/16/2008	12/121821	09/06/2011	8013502	Granted	11/26/2029	SMALL DIAMETER SPARK PLUG WITH A RESISTIVE SEAL	FEDERAL- MOGUL LLC			PT
40755	2	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	12/01/2010	12/957757	09/06/2011	8012898	Granted	12/20/2026	See 30712 CERAMIC WITH IMPROVED HIGH TEMPERATURE ELECTRICAL PROPERTIES FOR USE AS A SPARK PLUG INSULATOR	FEDERAL- MOGUL WORLD WIDE LLC			PT
40755	1	IGNITION - AUTOMOTIVE	United States	Regular	Continuation-In-Part	National	12/20/2006	11/642210	12/28/2010	7858547	Granted	09/17/2027	See 30712 CERAMIC WITH IMPROVED HIGH TEMPERATURE ELECTRICAL PROPERTIES FOR USE AS A SPARK PLUG INSULATOR	FEDERAL- MOGUL WORLD WIDE LLC			PT
40762		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	03/07/2008	12/044155	11/02/2010	7825573	Granted	03/07/2028	14 MM EXTENSION SPARK PLUG	FEDERAL- MOGUL IGNITION COMPANY			PT
40865		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	Patent Cooperation Treaty	06/28/2007	12/307841	06/12/2012	8196459	Granted	11/08/2028	[FM/Continental] SPARK PLUG INCORPORATING A PRESSURE SENSOR [Bougie d’allumage integrant un capteur de pression]	FEDERAL- MOGUL IGNITION SrL	01/10/2008	WO/ 2008/003846	PT
41044		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	10/29/2008	12/740438	10/14/2014	8860291	Granted	05/11/2031	FM/SIEMENS - SPARK IGNITION DEVICE WITH INTEGRAL COMBUSTION SENSOR	FEDERAL- MOGUL IGNITION COMPANY			PT
41065		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	Patent Cooperation Treaty	09/04/2009	13/062346	11/04/2014	8875565	Granted	05/01/2030	FM/CONTINENTAL - Device with an integral pressure sensor for measuring pressures in an internal combustion engine	FEDERAL- MOGUL ITALY S.r.L.	06/17/2010	WO/ 2010/066956	PT
41084		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	08/29/2008	12/201590	10/25/2011	8044565	Granted	03/30/2029	COMPOSITE CERAMIC ELECTRODE IGNITION DEVICE THEREWITH AND METHODS OF CONSTRUCTION THEREOF	FEDERAL- MOGUL IGNITION COMPANY	02/16/2012	20120038262	PT
41084	2	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	10/24/2011	13/279862	02/26/2013	8384279	Granted	03/30/2029	COMPOSITE CERAMIC ELECTRODE IGNITION DEVICE THEREWITH AND METHODS OF CONSTRUCTION THEREOF	FEDERAL- MOGUL IGNITION COMPANY			PT
41105		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	11/17/2008	12/271948	11/27/2012	8319153	Granted	09/20/2031	REDUCED DIAMETER CONNECTION, METAL PROBE TO GLOWPLUG SHELL [GLOW PLUG WITH METALLIC HEATER PROBE]	FEDERAL- MOGUL ITALY S.r.L.			PT
41138	1	IGNITION - AUTOMOTIVE	United States	Regular	Continuation	National	08/01/2013	13/957025	04/05/2016	9304059	Granted	06/23/2030	[F-M & Continental] SPARK PLUG WITH COMBUSTION SENSOR	FEDERAL- MOGUL IGNITION COMPANY			PT
41138		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	01/29/2010	12/696456	08/13/2013	8505366	Granted	04/15/2031	[F-M & Continental] SPARK PLUG WITH COMBUSTION SENSOR	FEDERAL- MOGUL IGNITION COMPANY			PT
41139		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	01/29/2010	12/696532	11/12/2013	8578762	Granted	02/18/2031	[F-M & Continental] SPARK PLUG WITH INTEGRAL COMBUSTION SENSOR AND ENGINE THEREWITH	FEDERAL- MOGUL IGNITION COMPANY			PT
41205		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	08/14/2009	12/541425	06/28/2011	7969268	Granted	08/14/2029	IGNITION COIL WITH SPACED SECONDARY SECTOR WINDINGS	FEDERAL- MOGUL IGNITION COMPANY			PT
41212	1	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	03/24/2014	14/223216	07/17/2018	10027092	Granted	02/08/2031	SPARK IGNITION DEVICE FOR AN INTERNAL COMBUSTION ENGINE AND CENTRAL ELECTRODE ASSEMBLY THEREFOR	FEDERAL- MOGUL IGNITION COMPANY			PT
41212		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	12/15/2009	12/638597	04/29/2014	8707922	Granted	11/27/2032	SPARK IGNITION DEVICE FOR AN INTERNAL COMBUSTION ENGINE AND CENTRAL ELECTRODE ASSEMBLY THEREFOR	FEDERAL- MOGUL IGNITION COMPANY			PT
41212	2	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	07/16/2018	16/036062			Filed		SPARK IGNITION DEVICE FOR AN INTERNAL COMBUSTION ENGINE AND CENTRAL ELECTRODE ASSEMBLY THEREFOR	FEDERAL- MOGUL IGNITION COMPANY			PT
41259		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	08/14/2009	12/541442	04/24/2012	8164241	Granted	04/10/2030	EXTENSION-TYPE SPARK PLUG	FEDERAL- MOGUL IGNITION COMPANY			PT
41330		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	10/19/2009	12/581539	03/25/2014	8680758	Granted	02/27/2032	SPARK PLUG HAVING A PLASTIC UPPER INSULATOR AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL IGNITION COMPANY			PT
41402		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	08/12/2010	12/855229	10/16/2012	8288927	Granted	08/12/2030	SPARK PLUG INCLUDING ELECTRODES WITH LOW SWELLING RATE AND HIGH CORROSION RESISTANCE	FEDERAL- MOGUL IGNITION COMPANY			PT
41402	1	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	09/14/2012	13/617237.	08/26/2014	8816577	Granted	09/17/2030	SPARK PLUG INCLUDING ELECTRODES WITH LOW SWELLING RATE AND HIGH CORROSION RESISTANCE	FEDERAL- MOGUL IGNITION COMPANY			PT
41438		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	03/30/2010	12/749570	08/07/2012	8237341	Granted	10/02/2030	SPARK IGNITION DEVICE WITH BRIDGING GROUND ELECTRODE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL IGNITION COMPANY			PT
41445		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	07/15/2010	12/837026	11/05/2013	8575829	Granted	01/12/2031	SPARK PLUG INCLUDING HIGH TEMPERATURE PERFORMANCE ELECTRODE	FEDERAL- MOGUL IGNITION COMPANY			PT
41485		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	03/31/2010	12/750775	10/07/2014	8853924	Granted	12/05/2031	SPARK IGNITION DEVICE FOR AN INTERNAL COMBUSTION ENGINE, METAL SHELL THEREFOR AND METHODS OF CONSTRUCTION THEREOF (41696 is a supplement)	FEDERAL- MOGUL IGNITION COMPANY			PT
41647		IGNITION - AUTOMOTIVE	United States	Regular	Continuation-In-Part	National	08/26/2010	12/869259	12/24/2013	8614542	Granted	10/26/2031	ALUMINA CERAMIC FOR SPARK PLUG INSULATOR	FEDERAL- MOGUL IGNITION COMPANY			PT
41668		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	06/15/2010	12/816035	10/16/2012	8289117	Granted	08/11/2030	IGNITION COIL WITH ENERGY STORAGE AND TRANSFORMATION	FEDERAL- MOGUL LLC			PT
41671	1	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	10/20/2014	14/518166	01/12/2016	9236713	Granted	01/13/2032	SPARK PLUG
HAVING
IMPROVED
GROUND
ELECTRODE
ORIENTATION AND
METHOD OF
FORMING
[INGITOR DEVICE
HAVING A
THREADED
INSTALLATION
FEATURE WITH AN
IGNITOR FEATURE
ORIENTED IN A
PREDETERMINED
ANGULAR
RELATION
RELATIVE TO THE
THREADED
INSTALLATION
FEATURE AND
METHOD OF
CONSTRUCTION
													THEREOF]	FEDERAL- MOGUL LLC			PT
41671	IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	01/13/2012	13/350140	10/21/2014	8866369	Granted	02/28/2032	SPARK PLUG
HAVING
IMPROVED
GROUND
ELECTRODE
ORIENTATION AND
METHOD OF
FORMING
[INGITOR DEVICE
HAVING A
THREADED
INSTALLATION
FEATURE WITH AN
IGNITOR FEATURE
ORIENTED IN A
PREDETERMINED
ANGULAR
RELATION
RELATIVE TO THE
THREADED
INSTALLATION
FEATURE AND
METHOD OF
CONSTRUCTION
													THEREOF]	FEDERAL- MOGUL IGNITION COMPANY			PT
41683	2	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	09/15/2012	13/620786	02/04/2014	8641467	Granted	05/14/2030	SPARK IGNITION DEVICE AND GROUND ELECTRODE THEREFOR AND METHODS OF CONSTRUCTION THEREOF	FEDERAL- MOGUL IGNITION COMPANY			PT
41683	1	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	09/15/2012	13/620783	02/04/2014	8643262	Granted	05/14/2030	SPARK IGNITION DEVICE AND GROUND ELECTRODE THEREFOR AND METHODS OF CONSTRUCTION THEREOF	FEDERAL- MOGUL IGNITION COMPANY			PT
41683		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	05/14/2010	12/780166	10/16/2012	8288930	Granted	10/22/2030	SPARK IGNITION DEVICE AND GROUND ELECTRODE THEREFOR AND METHODS OF CONSTRUCTION THEREOF	FEDERAL- MOGUL IGNITION COMPANY			PT
41696	1	IGNITION - AUTOMOTIVE	United States	Regular	Continuation-In-Part	National	03/22/2012	13/427043	11/25/2014	8896194	Granted	01/12/2033	SPARK PLUG - LASER WELD GROUND ELECTRODE TO SHELL (supplement to 41485)	FEDERAL- MOGUL IGNITION COMPANY			PT
41698	2	IGNITION - AUTOMOTIVE	United States	Regular	Continuation-In-Part	National	12/19/2014	14/577174	12/22/2015	9219351	Granted	08/28/2028	CERAMIC ELECTRODE TIP FOR SPARK PLUG	FEDERAL- MOGUL IGNITION COMPANY			PT
41698		IGNITION - AUTOMOTIVE	United States	Regular	Continuation-In-Part	National	10/24/2011	13/279418	12/24/2013	8614541	Granted	08/28/2028	CERAMIC ELECTRODE TIP FOR SPARK PLUG	FEDERAL- MOGUL IGNITION COMPANY			PT
41698	1	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	11/20/2013	14/085293	01/13/2015	8933617	Granted	08/28/2028	CERAMIC ELECTRODE TIP FOR SPARK PLUG	FEDERAL- MOGUL IGNITION COMPANY			PT
41858		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	10/08/2013	14/048368	05/10/2016	9337624	Granted	02/02/2034	ELECTRODE MATERIAL FOR A SPARK PLUG AND METHOD OF MAKING THE SAME	FEDERAL- MOGUL IGNITION COMPANY	04/17/2014	US2014/0103792	PT
41897		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	06/15/2012	13/524054	07/09/2013	8482188	Granted	06/15/2032	SPARK PLUG ELECTRODE WITH NANOCARBON ENHANCED COPPER CORE [ELECTRODES WITH NANOCARBON ENHANCED COPPER MATRIX COMPOSITE CORE IN SPARK PLUGS]	FEDERAL- MOGUL IGNITION COMPANY			PT
41979		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	09/16/2013	14/028269	02/21/2017	9573218	Granted	02/03/2035	WELDING SYSTEM FOR ATTACHING FIRING TIPS TO SPARK PLUG ELECTRODES [ROBOTIC PULSE WELD GROUND WIRE BALLS]	FEDERAL- MOGUL IGNITION COMPANY	03/27/2014	2014/0083982	PT
41985		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	05/09/2013	13/890661	03/17/2015	8981634	Granted	05/09/2033	SPARK PLUG WITH INCREASED MECHANICAL STRENGTH	FEDERAL- MOGUL IGNITION GmbH			PT
42013		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	09/21/2012	13/624316	10/29/2013	8569940	Granted	09/21/2032	SPARK PLUG FIRING END CONFIGUARATION [HIGH IGNITABILITY SPARK PLUG DESIGN #1]	FEDERAL- MOGUL IGNITION COMPANY	03/28/2013	20130076224	PT
42014		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	06/28/2012	13/535505	08/27/2013	8519607	Granted	06/28/2032	SPARK PLUG ELECTRODE CONFIGURATION [HIGH IGNITABILITY SPARK PLUG DESIGN #2]	FEDERAL- MOGUL IGNITION COMPANY	01/13/2013	2013/0002122	PT
42138	1	IGNITION - AUTOMOTIVE	United States	Regular	Division	National	05/11/2015	14/709004	04/18/2017	9627856	Granted	12/13/2031	JDA w Trimac - ELECTRON BEAM WELDED ELECTRODES FOR INDUSTRIAL SPARK PLUGS (add 2 inventors Bayer & McIntosh)	FEDERAL- MOGUL IGNITION COMPANY			PT
42138		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	12/13/2011	13/324054	05/12/2015	9028289	Granted	01/30/2033	JDA w Trimac - ELECTRON BEAM WELDED ELECTRODES FOR INDUSTRIAL SPARK PLUGS (add 2 inventors Bayer & McIntosh)	FEDERAL- MOGUL IGNITION COMPANY			PT
42209		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	11/11/2013	14/076840	07/04/2017	9698573	Granted	12/13/2034	EXTRUDED INSULATOR FOR SPARK PLUG AND METHOD OF MAKING THE SAME	FEDERAL- MOGUL IGNITION COMPANY			PT

Docket #	File #	Client Division	Country	Case Type	Relation Type	Filing Type	Application Date	Application Number	Grant Date	Patent Number	Status	Expiration Date	Title	Current Owner	Publication Date	Publication Number	Segment
42209	1	IGNITION - AUTOMOTIVE	United States	Regular	Continuation	National	05/25/2017	15/605223			Filed		EXTRUDED INSULATOR FOR SPARK PLUG AND METHOD OF MAKING THE SAME	FEDERAL- MOGUL IGNITION COMPANY			PT
42241		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	12/10/2012	13/709237	02/04/2014	8643263	Granted	12/10/2032	IMPROVEMENTS TO INSULATOR STRENGTH BY SEAT GEOMETRY	FEDERAL- MOGUL LLC			PT
42278		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	02/05/2014	14/173451	07/14/2015	9083156	Granted	02/05/2034	ELECTRODE CORE MATERIAL FOR SPARK PLUGS [COPPER CORED ELECTRODES IN SPARK PLUGS]	FEDERAL- MOGUL IGNITION COMPANY	08/21/2014	US20140232254	PT
42317		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	03/11/2014	14/204281	06/02/2015	9048635	Granted	03/11/2034	SPARK PLUG WITH LASER KEYHOLE WELD ATTACHING GROUND ELECTRODE TO SHELL (see 50037)	FEDERAL- MOGUL IGNITION COMPANY			PT
42318		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	03/17/2014	14/216094	05/16/2017	9651306	Granted	09/13/2034	METHOD FOR DRYING SEAL MATERIALS FOR IGNITION DEVICES	FEDERAL- MOGUL IGNITION COMPANY			PT
42331		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	08/08/2013	13/962496	06/06/2017	9673593	Granted	03/05/2035	SPARK PLUG HAVING FIRING PAD [IDF #1 - LOCATION OF LASER WELD WHEN WELDING THROUGH PRECIOUS METAL SPARKING SURFACE]	FEDERAL- MOGUL IGNITION COMPANY	02/13/2014	2014/0042892	PT
42331	1	IGNITION - AUTOMOTIVE	United States	Regular	Continuation	National	05/03/2017	15/585907			Filed		SPARK PLUG HAVING FIRING PAD [IDF #1 - LOCATION OF LASER WELD WHEN WELDING THROUGH PRECIOUS METAL SPARKING SURFACE]	FEDERAL- MOGUL IGNITION COMPANY	08/17/2017	2017/0237235	PT
42332		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	06/03/2013	13/908255	09/08/2015	9130356	Granted	01/30/2034	SPARK PLUG HAVING A THIN NOBLE METAL FIRING PAD [IDF #2 - HIGH SURFACE AREA / VOLUME PRECIOUS METAL SPARK PLUG DESIGN]	FEDERAL- MOGUL IGNITION COMPANY			PT
42333		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	10/17/2013	14/056536	04/19/2016	9318879	Granted	11/20/2033	SPARK PLUG HAVING FIRING PAD [IDF #3 - CHARACTERISTICS OF LASER WELD WHEN WELDING THROUGH PRECIOUS METAL SPARKING SURFACE]	FEDERAL- MOGUL IGNITION COMPANY	04/24/2014	2014/0111078	PT
42335		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	01/28/2014	14/166145	05/26/2015	9041274	Granted	01/28/2034	SPARK PLUG HAVING FIRING PAD [IDF #5 - HIGH EXPOSURE PRECIOUS METAL SPARKING SURFACE SPARK PLUG DESIGN]	FEDERAL- MOGUL IGNITION COMPANY	07/31/2014	US20140210334	PT
42335	1	IGNITION - AUTOMOTIVE	United States	Regular	Continuation-In-Part	National	04/28/2015	14/698339	01/05/2016	9231379	Granted	01/28/2034	SPARK PLUG HAVING FIRING PAD [IDF #5 - HIGH EXPOSURE PRECIOUS METAL SPARKING SURFACE SPARK PLUG DESIGN]	FEDERAL- MOGUL IGNITION COMPANY	07/31/2014	US20140210334	PT
42395		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	02/14/2014	14/180745	09/08/2015	9130357	Granted	02/17/2034	METHOD OF CAPACITIVE DISCHARGE WELDING FIRING TIP TO SPARK PLUG ELECTRODE [SEE IG-41979 - 2 ideas in that IDF - ROBOTIC RESISTANCE GROUND WIRE BALLS]	FEDERAL- MOGUL IGNITION COMPANY	08/28/2014	20140239796	PT
50037		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	03/12/2014	14/206121	01/20/2015	8937427	Granted	03/12/2034	METHOD OF MANUFACTURING SPARK PLUG (See 42317)	FEDERAL- MOGUL IGNITION COMPANY			PT
50059		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	04/18/2017	15/490061			Filed		SPARK PLUG INSULATOR AND METHOD OF MAKING THE SAME [FAST FIRING OF ALUMINA CERAMICS]	FEDERAL- MOGUL IGNITION COMPANY			PT
50328		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	01/26/2016	15/005426			Filed		METHOD AND TOOLING FOR MAKING AN INSULATOR FOR A CONDITION SENSING SPARK PLUG [SPARK PLUG FOR MEASURING ENGINE TEMPERATURES]	FEDERAL- MOGUL IGNITION COMPANY	07/28/2016	2016/0218488	PT
50416		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	06/13/2016	15/180606	05/15/2018	9972978	Granted	06/24/2036	IMPROVED SPARK PLUG GASKET AND METHOD OF ATTACHING SAME	FEDERAL- MOGUL IGNITION COMPANY	12/15/2016	2016/0365706	PT
50494		IGNITION - AUTOMOTIVE	United States	Regular	Original Filing	National	07/24/2017	15/661282			Filed		SPARK PLUG WITH A SUPPRESSOR THAT IS FORMED AT LOW TEMPERATURE	FEDERAL- MOGUL IGNITION COMPANY			PT
50579		IGNITION - AUTOMOTIVE	United States	Regular	Continuation-In-Part	National	01/26/2017	15/417007	02/13/2018	9893496	Granted	10/05/2035	Related to 41671 - SPARK PLUG HAVING IMPROVED GROUND ELECTRODE ORIENTATION AND METHOD OF FORMING	FEDERAL- MOGUL LLC			PT
42519 [09E596)		IGNITION - GERMANY	United States	Regular	Original Filing	National	03/31/2015	14/674470	10/10/2017	9787063	Granted	08/03/2035	Seal ring for a spark plug of a combustion engine, spark plug and combustion engine [Dichtring für eine Zündkerze eines Verbrennungsmotors, Zündkerze und Verbrennungsmotor]	FEDERAL- MOGUL IGNITION GmbH			PT
42522 [10E639]		IGNITION - GERMANY	United States	Regular	Original Filing	National	03/30/2015	14/672383	09/13/2016	9444228	Granted	03/30/2035	SPARK PLUG [POKAL ZUNDKERZE (OHNE ISOLATORFUSS]	FEDERAL- MOGUL IGNITION GmbH			PT
42524 [11E662]		IGNITION - GERMANY	United States	Regular	Original Filing	National	08/19/2016	15/240222	05/16/2017	9653887	Granted	08/19/2036	SPARK PLUG FOR A PRECHAMBER INTERNAL COMBUSTION ENGINE [ZUNDKERZE MIT RINGELEKTRODE FUR GASMOTOREN MIT GESPULTER VORKAMMER]	FEDERAL- MOGUL IGNITION GmbH			PT
42525 [11E672]		IGNITION - GERMANY	United States	Regular	Original Filing	National	08/07/2015	14/821417	10/03/2017	9780536	Granted	09/02/2035	Spark Plug with Interference- Suppressor Element	FEDERAL- MOGUL IGNITION GmbH			PT
42526 [11E678]		IGNITION - GERMANY	United States	Regular	Original Filing	National	08/10/2016	15/233668	07/10/2018	10020640	Granted	08/10/2036	SPARK PLUG	FEDERAL- MOGUL IGNITION GmbH	02/16/2017	2017/0047712	PT
42526 [11E678]	1	IGNITION - GERMANY	United States	Regular	Continuation	National	06/07/2018	16/002773			Filed		SPARK PLUG	FEDERAL- MOGUL IGNITION GmbH	02/16/2017	2017/0047712	PT
42530 [12E710]		IGNITION - GERMANY	United States	Regular	Original Filing	National	08/21/2014	14/465026	02/07/2017	9562510	Granted	03/06/2035	Spark Plug for a Gas-Powered Internal Combustion Engine [Zündkerze für eine stationäre, mit Gas befeuerte Brennkraftmaschine]	FEDERAL- MOGUL IGNITION GmbH			PT
42539 [BE09E116		IGNITION - GERMANY	United States	Regular	Original Filing	National	12/15/2010	12/969245	11/18/2014	8890396	Granted	05/28/2031	Spark plug for combustion engines with gas.	FEDERAL- MOGUL IGNITION GmbH			PT
42540 [BE09E119		IGNITION - GERMANY	United States	Regular	Original Filing	National	03/15/2011	13/048067	07/02/2013	8476816	Granted	05/14/2031	Spark plug and manufacturing method	FEDERAL- MOGUL IGNITION GmbH		2011/227472	PT
42541 [BE09E120		IGNITION - GERMANY	United States	Regular	Original Filing	National	07/15/2011	13/135819	12/17/2013	8610342	Granted	07/15/2031	Spark plug and manufacturing method	FEDERAL- MOGUL IGNITION GmbH			PT
42546 [BE09E159		IGNITION - GERMANY	United States	Regular	Original Filing	National	04/07/2011	13/082218	06/25/2013	8471449	Granted	04/07/2031	ATTACHING A PRECIOUS METAL COMPONENT TO A SPARK PLUG AND SPARK PLUG HAVING THE SAME	FEDERAL- MOGUL IGNITION GmbH			PT
42548 [BE09E195		IGNITION - GERMANY	United States	Regular	Original Filing	National	03/16/2012	13/420287	03/25/2014	8680757	Granted	03/16/2032	spark plug and manufacturing method	FEDERAL- MOGUL IGNITION GmbH			PT
42549 [BE09E222	IGNITION - GERMANY	United States	Regular	Original Filing	National	12/21/2011	13/334055	11/18/2014	8890398	Granted	12/24/2032	Spark plug for spark
ignition engine, has
center electrode
inserted in insulator
through protruded
front ends and is
electrically connected
to metallic
connecting pin,
where metallic
connecting pin is
projected over rear
													end of insulator	FEDERAL- MOGUL IGNITION GmbH			PT
42550 [BE09E235		IGNITION - GERMANY	United States	Regular	Original Filing	National	08/22/2013	13/973247	07/14/2015	9083154	Granted	08/22/2033	SPARK PLUG	FEDERAL- MOGUL IGNITION GmbH			PT
42559 [9886]		IGNITION - GERMANY	United States	Regular	Original Filing	National	10/18/2000	09/690887	06/24/2003	6583538	Granted	10/18/2020	Spark plug	FEDERAL- MOGUL IGNITION GmbH			PT
42560 [10113]		IGNITION - GERMANY	United States	Regular	Original Filing	National	04/09/2001	09/828357	03/16/2004	6705009	Granted	04/09/2021	Spark plug	FEDERAL- MOGUL IGNITION GmbH			PT
42564 [11380]		IGNITION - GERMANY	United States	Regular	Original Filing	National	06/03/2003	10/452209	12/21/2004	6833658	Granted	06/03/2023	middle electrode with precious metal reinforcement an a process for producing the same.	FEDERAL- MOGUL IGNITION GmbH			PT
42567 [11977]		IGNITION - GERMANY	United States	Regular	Original Filing	National	03/31/2006	11/278230	06/22/2010	7740513	Granted	03/31/2026	Method for producing an electrode for spark plugs with noble metal chip	FEDERAL- MOGUL IGNITION GmbH	10/05/2006	20060223406	PT
50140		IGNITION - GERMANY	United States	Regular	Original Filing	National	02/09/2017	15/428895	08/22/2017	9742159	Granted	02/09/2037	Shielded Spark Plug	FEDERAL- MOGUL IGNITION GmbH			PT
50298		IGNITION - GERMANY	United States	Regular	Original Filing	National	11/14/2014	14/932762	07/26/2016	9401587	Granted	11/14/2034	Method of Manufacturing an Ignition Plug [MABGENAUE ZUNDGEOMETRIE FUR INDUSTRIEZUNDKERZEN] ADD INVENTOR: Thomas Steiner	FEDERAL- MOGUL IGNITION GmbH			PT
50299		IGNITION - GERMANY	United States	Regular	Original Filing	National	07/15/2016	15/211810	02/06/2018	9887520	Granted	07/15/2036	Method for Producing a Spark Plug	FEDERAL- MOGUL IGNITION GmbH	01/26/2017	2017/0025826	PT
50343		IGNITION - GERMANY	United States	Regular	Original Filing	National	12/02/2015	14/956762	02/07/2017	9564740	Granted	12/02/2035	SPARK PLUG FOR A GAS-POWERED INTERNAL COMBUSTION ENGINE [Zundkerze fur eine mit gas betriebene brennkraftmaschiene]	FEDERAL- MOGUL IGNITION GmbH			PT
50358		IGNITION - GERMANY	United States	Regular	Original Filing	National	06/30/2016	15/199294	04/17/2018	9948066	Granted	08/10/2036	SPARK PLUG [Zündkerze mit Finre Wire Masseelektroden]	FEDERAL- MOGUL IGNITION GmbH	01/05/2017	2017/0005457	PT
50360		IGNITION - GERMANY	United States	Regular	Original Filing	National	09/28/2016	15/278577	05/30/2017	9667037	Granted	09/28/2036	PRECHAMBER SPARK PLUG FOR A GAS-POWERED INTERNAL COMBUSTION ENGINE	FEDERAL- MOGUL IGNITION GmbH	04/13/2017	2017/0104316	PT
50521		IGNITION - GERMANY	United States	Regular	Original Filing	National	09/14/2016	15/265602	07/04/2017	9698576	Granted	09/14/2036	MIM - METHOD FOR MANUFACTURING AN IGNITION ELECTRODE FOR SPARK PLUGS AND SPARK PLUG MANUFACTURED THEREWITH	FEDERAL- MOGUL IGNITION GmbH	03/23/2017	2017/0085061	PT
50521	1	IGNITION - GERMANY	United States	Regular	Continuation	National	05/26/2017	15/606544	11/28/2017	9831640	Granted	09/14/2036	MIM - METHOD FOR MANUFACTURING AN IGNITION ELECTRODE FOR SPARK PLUGS AND SPARK PLUG MANUFACTURED THEREWITH	FEDERAL- MOGUL IGNITION GmbH	09/14/2017	2017/0264083	PT
50577		IGNITION - GERMANY	United States	Regular	Original Filing	National	12/15/2016	15/380323	10/24/2017	9800023	Granted	12/15/2036	SPARK PLUG [Zündkerzenelektroden aus Dual Iridium- Nickelbasislegierung Sinter Part]	FEDERAL- MOGUL IGNITION GmbH			PT
50596		IGNITION - GERMANY	United States	Regular	Original Filing	National	11/01/2017	15/800816			Filed		PRECHAMBER SPARK PLUG FOR A GAS-POWERED INTERNAL COMBUSTION ENGINE, AND METHOD FOR MANUFACTURING SAME [Vorkammerzündkerze mit zweigeteiltem Körper]	FEDERAL- MOGUL IGNITION GmbH			PT
50701		IGNITION - GERMANY	United States	Regular	Original Filing	National	08/14/2017	15/676134			Filed		SPARK PLUG AND METHOD FOR ITS MANUFACTURING [Zündkreze mit Isolator - Fangsicherung]	FEDERAL- MOGUL IGNITION GmbH			PT
50747		IGNITION - GERMANY	United States	Regular	Original Filing	National	05/07/2018	15/973096			Filed		Spark Plug with a Conical Outer Seal Seat and a Captive Outer Seal Ring [Zündkerze mit konischem Außendichtsitz und unverlierbaren Außendichtring]	FEDERAL- MOGUL IGNITION GmbH			PT
50776		IGNITION - GERMANY	United States	Regular	Original Filing	National	03/20/2018	15/926559			Filed		Pre-Chamber Spark Plug for Highly Stressed Mobile Gasoline-Driven Engine Applications [Vorkammerzündkerze mit Fine Wire Elektrodenanordnung]	FEDERAL- MOGUL IGNITION GmbH			PT
50781		IGNITION - GERMANY	United States	Regular	Original Filing	National	04/04/2018	15/945048			Filed		Pre-Chamber Spark Plug With Defined Volume Ratio [Vorkammerzündkerze für benzinbetriebene Ottomotoren]	FEDERAL- MOGUL IGNITION GmbH			PT
50798		IGNITION - GERMANY	United States	Regular	Original Filing	National	03/26/2018	15/935408			Filed		PRE-CHAMBER SPARK PLUG WITH ORIENTATED OPENINGS [Vorkammerzündkerze mit orientierten Bohrungen]	FEDERAL- MOGUL IGNITION GmbH			PT
30495	1	IGNITION - IRIDIUM	United States	Regular	Original Filing	National	03/17/2003	10/390075	04/26/2005	6885136	Granted	03/17/2023	JV w/ Johnson Matthey - IGNITION DEVICE HAVING AN ELECTRODE FORMED FROM AN IRIDIUM- BASED ALLOY	FEDERAL- MOGUL IGNITION [UK] LIMITED	09/23/2004	2004/0183418	PT
30495	2	IGNITION - IRIDIUM	United States	Regular	Continuation-In-Part	National	07/23/2004	10/897844	04/01/2008	7352120	Granted	04/06/2024	JV w/ Johnson Matthey - IGNITION DEVICE HAVING AN ELECTRODE TIP FORMED FROM AN IRIDIUM-BASED ALLOY	FEDERAL- MOGUL IGNITION [UK] LIMITED			PT
40036	3	IGNITION - IRIDIUM	United States	Regular	Continuation	National	07/21/2009	12/506314	07/05/2011	7973459	Granted	03/02/2024	SPARK PLUG CONFIGURATION HAVING A NOBLE METAL TIP	FEDERAL- MOGUL IGNITION [UK] LIMITED	11/19/2009	2009/0284118A1	PT
40036	2	IGNITION - IRIDIUM	United States	Regular	Division	National	07/02/2007	11/772553	08/04/2009	7569978	Granted	08/31/2024	SPARK PLUG WITH IRIDIUM- BASED FIRING TIP	FEDERAL- MOGUL IGNITION [UK] LIMITED			PT
40037		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	02/26/2004	10/787280	01/20/2008	7323811	Granted	09/24/2024	NOBLE METAL FIRING TIP FOR A SPARK PLUG ELECTRODE	FEDERAL- MOGUL IGNITION [UK] LIMITED			PT
41421		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	11/24/2010	12/954262	09/25/2012	8274204	Granted	12/31/2030	SPARK PLUG WITH PLATINUM- BASED ELECTRODE MATERIAL	FEDERAL- MOGUL IGNITION COMPANY			PT
41446		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	11/24/2010	12/954061	07/23/2013	8492963	Granted	02/11/2031	SPARK PLUG WITH VOLUME- STABLE ELECTRODE MATERIAL	FEDERAL- MOGUL IGNITION COMPANY			PT
41597		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	11/24/2010	12/954011	09/25/2012	8274203	Granted	01/06/2031	ELECTRODE MATERIAL FOR A SPARK PLUG	FEDERAL- MOGUL IGNITION COMPANY			PT
41712		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	07/16/2013	13/943423	01/05/2016	9231380	Granted	09/02/2033	ENHANCED MATERIAL FOR A SPARK PLUG [PARTICLE ENHANCE PREVIOUS METAL ELECTRODES]	FEDERAL- MOGUL IGNITION COMPANY	01/16/2014	20140015399	PT
41713		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	01/03/2012	13/342709	06/25/2013	8471451	Granted	01/03/2032	RUTHENIUM- BASED ELECTRODE MATERIAL FOR A SPARK PLUG	FEDERAL- MOGUL IGNITION COMPANY			PT
41714		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	02/22/2012	13/402437	06/24/2014	8760044	Granted	04/14/2032	ELECTRODE MATERIAL FOR A SPARK PLUG [RHENIUM (RE) CONTAINING IRIDIUM (IR) AND RUTHENIUM (RU) BASED ALLOY ELECTRODES IN SPARK PLUGS]	FEDERAL- MOGUL IGNITION COMPANY	08/23/2012	20120212119	PT
41747		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	07/28/2011	13/193121	05/07/2013	8436520	Granted	08/01/2031	ELECTRODE MATERIAL FOR USE WITH A SPARK PLUG [HIGH WEAR RESISTANT PT ALLOY ELECTRODES IN SPARK PLUGS]	FEDERAL- MOGUL IGNITION COMPANY	02/02/2012	20120025692	PT
41759		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	01/23/2012	13/355891	11/05/2013	8575830	Granted	02/24/2032	ELECTRODE MATERIAL FOR A SPARK PLUG	FEDERAL- MOGUL IGNITION COMPANY	08/02/2012	20120194056	PT
41921		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	10/24/2012	13/659297	04/14/2015	9004969	Granted	07/12/2033	SPARK PLUG ELECTRODE AND SPARK PLUG MANUFACTURING METHOD [RUTHENIUM (RU) AND IRIDIUM (IR) BASED ALLOY ELECTRODES WITH PROTECTIVE METAL CLAD IN SPARK PLUGS]	FEDERAL- MOGUL IGNITION COMPANY	04/24/2013	20130099654	PT
41978		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	06/26/2012	13/533264	07/01/2014	8766519	Granted	06/26/2032	ELECTRODE MATERIAL FOR A SPARK PLUG [DISPERSED PARTICLE ENHANCED RU BASED ALLOY ELECTRODE]	FEDERAL- MOGUL IGNITION COMPANY	01/03/2013	2013/0002121	PT
41990		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	05/20/2013	13/898016	11/18/2014	8890399	Granted	07/04/2033	METHOD OF MAKING RUTHENIUM- BASED MATERIAL FOR SPARK PLUG ELECTRODE [DUCTILITY AND DURABILITY IMPROVEMENT OF RUTHENIUM (RU) BASED ALLOY BY MICROSTRUCTURE MODIFICATION]	FEDERAL- MOGUL IGNITION COMPANY			PT
42158		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	04/25/2013	13/870631			Filed		ELECTRODE MATERIAL FOR A SPARK PLUG [RU BASED ALLOYS WITH IMPROVED FORMABILITY]	FEDERAL- MOGUL IGNITION COMPANY			PT
42270		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	06/20/2013	13/922632	03/17/2015	8979606	Granted	06/20/2033	METHOD OF MANUFACTURING A SPARK PLUG ELECTRODE MATERIAL INTO A DESIRED FORM [FABRICATION (SWAGING AND WIRE DRAWING) OF POWDER METALLURGICAL RU ALLOYS]	FEDERAL- MOGUL IGNITION COMPANY			PT
42275		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	03/07/2014	14/201335	06/14/2016	9368943	Granted	03/07/2034	SPARK PLUG HAVING MULTI- LAYER SPARKING COMPONENT ATTACHED TO GROUND ELECTRODE	FEDERAL- MOGUL IGNITION COMPANY			PT
42330		IGNITION - IRIDIUM	United States	Regular	Original Filing	National	02/28/2014	14/193914	09/08/2015	9130358	Granted	02/28/2034	METHOD OF MANUFACTURING SPARK PLUG ELECTRODE MATERIAL	FEDERAL- MOGUL IGNITION COMPANY			PT
40363(F8030)		INDUSTRIAL & NON-VEHICULAR BEARINGS	United States	Regular	Original Filing	National	12/15/2005	11300936	12/30/2008	7470065	Granted	12/15/2025	Gleitlagerelement und Verfahren zur Herstellung einer gerollten Gleitlagerbuchse	FEDERAL- MOGUL DEVA GMBH	08/10/2006	2006/0177166	PT
40760(F8044)		INDUSTRIAL & NON-VEHICULAR BEARINGS	United States	Regular	Original Filing	National	09/14/2007	11855535	01/22/2013	8357622	Granted	09/14/2027	Kunststoffgleitschicht und Gleitelement mit einer solchen.	FEDERAL- MOGUL DEVA GMBH	07/03/2008	2008/0160853	PT
41035(F8053)		INDUSTRIAL & NON-VEHICULAR BEARINGS	United States	Regular	Original Filing	National	02/15/2007	11/855512	07/24/2012	8226297	Granted	02/15/2027	Gewickelter Gleit- Werkstoff auf Kunststoff.Basis und Verfahren zu seiner Herstellung	FEDERAL- MOGUL DEVA GMBH			PT
25578		LIGHTING JUAREZ	United States	Regular	Original Filing	National	09/16/1998	09/154092	10/31/2000	6139334	Granted	09/16/2018	INTEGRAL SOCKET BACKPLATE	FEDERAL- MOGUL IGNITION COMPANY			PT
30261	4	LIGHTING JUAREZ	United States	Regular	Continuation	National	01/10/2005	11/032512	12/12/2006	7147521	Granted	05/29/2023	WIRING JUNCTION BLOCK	FEDERAL- MOGUL WORLD WIDE LLC			PT
40380		LIGHTING JUAREZ	United States	Regular	Original Filing	National	02/15/2006	11/354674	10/23/2007	7284882	Granted	03/13/2026	LED LIGHT MODULE ASSEMBLY	FEDERAL- MOGUL WORLD WIDE LLC			PT
40409		LIGHTING JUAREZ	United States	Regular	Original Filing	National	10/15/2007	11/872207	04/06/2010	7690950	Granted	10/15/2027	WIRING SYSTEM AND CONNECTOR THEREFOR	FEDERAL- MOGUL WORLD WIDE LLC			PT
40409	1	LIGHTING JUAREZ	United States	Regular	Division	National	03/08/2010	12/719498	04/26/2011	7931506	Granted	10/15/2027	WIRING SYSTEM AND CONNECTOR THEREFOR	FEDERAL- MOGUL WORLD WIDE LLC			PT
40422		LIGHTING JUAREZ	United States	Regular	Original Filing	National	10/26/2006	11/553193	07/09/2013	8480275	Granted	07/23/2030	MOLDED LIGHT SOCKET (See also 40969 CIP of this case)	FEDERAL- MOGUL WORLD WIDE LLC			PT
40493		LIGHTING JUAREZ	United States	Regular	Original Filing	National	11/17/2006	11/561045	10/20/2009	7604386	Granted	02/18/2027	LAMP ASSEMBLY HAVING A SOCKET MADE FROM HIGH TEMPERATURE PLASTIC	FEDERAL- MOGUL WORLD WIDE LLC			PT
40792		LIGHTING JUAREZ	United States	Regular	Original Filing	National	11/12/2007	11/938549	11/17/2009	7618275	Granted	11/12/2027	VENTED SOCKET	FEDERAL- MOGUL LLC			PT
40969		LIGHTING JUAREZ	United States	Regular	Continuation-In-Part	National	10/02/2008	12/243245	01/01/2013	8342727	Granted	07/25/2028	(THIS CASE IS A CIP OF 40422) MOLDED ELECTRICAL SOCKET	FEDERAL- MOGUL IGNITION COMPANY			PT
40994		LIGHTING JUAREZ	United States	Regular	Original Filing	National	08/20/2008	12/194959	08/23/2011	8003888	Granted	08/20/2028	ELECTRICAL JUNCTION ADSSEMBLY FOR WIRING HARNESS	FEDERAL- MOGUL IGNITION COMPANY	04/23/2009	2009/0101406	PT
41510		LIGHTING JUAREZ	United States	Regular	Original Filing	National	03/15/2013	13/843570	05/24/2016	9347637	Granted	09/12/2033	VEHICLE LAMP SOCKET ASSEMBLY	FEDERAL- MOGUL LLC			PT
30681		MANUF. TECHNOLOGY	United States	Regular	Original Filing	National	09/07/2004	10/935546	08/21/2007	7259351	Granted	09/07/2024	HEAT TREATING ASSEMBLY AND METHOD	FEDERAL- MOGUL WORLD WIDE LLC			PT
40206		MANUF. TECHNOLOGY	United States	Regular	Original Filing	National	05/23/2005	11/135469	07/15/2008	7400417	Granted	07/13/2026	DIFFRACTION METHOD FOR MEASURING THICKNESS OF A WORKPART	FEDERAL- MOGUL WORLD WIDE LLC			PT
40354		MANUF. TECHNOLOGY	United States	Regular	Original Filing	National	03/29/2006	11/391879	08/04/2009	7568409	Granted	03/29/2026	HYBRID ORBITING SPINDLE FOR SHAPING NON-CIRCULAR HOLES	FEDERAL- MOGUL WORLD WIDE LLC			PT
00177		old *** SEALS & GASKETS	United States	Regular	Original Filing	National	08/17/1999	09/375735	05/08/2001	6227784	Granted	08/17/2019	FASTENER ASSEMBLY WITH VIBRATION ISOLATING FEATURES	FEDERAL- MOGUL WORLD WIDE LLC			PT
30007		old *** SEALS & GASKETS	United States	Regular	Original Filing	National	04/02/2001	09/824449	12/31/2002	6499743	Granted	04/02/2021	GASKET WITH DYNAMIC JOINT MOTION CONTROL	FEDERAL- MOGUL WORLD WIDE LLC			PT
30008		old *** SEALS & GASKETS	United States	Regular	Original Filing	National	06/13/2000	09/592969	06/13/2006	7059609	Granted	07/28/2023	METAL GASKET WITH COLD- FORMED STOPPER	FEDERAL- MOGUL WORLD WIDE LLC			PT
30029		old *** SEALS & GASKETS	United States	Regular	Original Filing	National	03/25/2002	10/105519	12/30/2003	6669204	Granted	03/25/2022	CYLINDER HEAD GASKET HAVING REINFORCED COMBUSTION SEAL	FEDERAL- MOGUL WORLD WIDE LLC	09/25/2003	US2003- 0178788	PT
30046	1	old *** SEALS & GASKETS	United States	Regular	Original Filing	National	05/31/2002	10/158814	01/27/2004	6682079	Granted	05/31/2022	METAL PLATE GASKET	FEDERAL- MOGUL WORLD WIDE LLC	12/04/2003	US2003- 0222408	PT

Docket #	File #	Client Division	Country	Case Type	Relation Type	Filing Type	Application Date	Application Number	Grant Date	Patent Number	Status	Expiration Date	Title	Current Owner	Publication Date	Publication Number	Segment
30046	2	old *** SEALS & GASKETS	United States	Regular	Division	National	11/20/2003	10/718935	10/03/2006	7114254	Granted	07/24/2023	METAL PLATE GASKET	FEDERAL- MOGUL WORLD WIDE LLC			PT
30206		old *** SEALS & GASKETS	United States	Regular	Original Filing	National	10/25/2001	10/004071	03/28/2006	7017918	Granted	10/25/2021	COMBUSTION STOPPER SEAL	FEDERAL- MOGUL WORLD WIDE LLC	05/01/2003	US2003-0080514	PT
30246	1	old *** SEALS & GASKETS	United States	Regular	Original Filing	National	02/25/2003	10/373913	08/23/2005	6931705	Granted	12/04/2023	CYLINDER LINER HAVING MODIFIED COMBUSTION SEAL AND METHOD	FEDERAL- MOGUL WORLD WIDE LLC	12/04/2003	2003-0221654A1	PT
30287	1	old *** SEALS & GASKETS	United States	Regular	Original Filing	National	11/07/2002	10/289891	04/20/2004	6722660	Granted	11/07/2022	MOLDED GASKET	FEDERAL- MOGUL WORLD WIDE LLC	01/01/2004	US2004-0000763	PT
30287	2	old *** SEALS & GASKETS	United States	Regular	Division	National	02/10/2004	10/775430	09/13/2005	6942827	Granted	11/07/2022	METHOD OF INJECTION MOLDING A GASKET	FEDERAL- MOGUL WORLD WIDE LLC			PT
02527		PISTON RINGS	United States	Regular	Original Filing	National	11/30/1998	09203174	03/13/2001	6199274 B1	Granted	11/30/2018	OELRINGE MIT CKS-BESCHICHTUNG	FEDERAL- MOGUL BURSCHEID GMBH			PT
02583		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/15/2000	09/786570	01/07/2003	6503642	Granted	06/15/2020	GDC-SCHICHT	FEDERAL- MOGUL BURSCHEID GMBH	01/18/2001	01/04386	PT
02632		PISTON RINGS	United States	Regular	Original Filing	National	08/24/2001	09/935607	10/14/2003	6631908	Granted	08/24/2021	KOMPRESSIONSKOLBENRING	FEDERAL- MOGUL BURSCHEID GMBH			PT
02642		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/19/2000	10/169,774	10/10/2006	7117594B2	Granted	12/19/2020	OELABSTREIFKOLBENRING SOWIE VERFAHREN ZUR HERSTELLUNG EINES OELABSTREIF- KOLBENRINGES	FEDERAL- MOGUL BURSCHEID GMBH	12/19/2002	0190476	PT
02666		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	08/17/2001	10/363341	05/03/2005	6887585	Granted	08/17/2021	KOLBENRING MIT PULVERBESCHICHTUNG	FEDERAL- MOGUL BURSCHEID GMBH	09/25/2003	2003-0180565	PT
02689		PISTON RINGS	United States	Regular	Original Filing	National	06/03/2002	10/158836	04/27/2004	6726216	Granted	06/03/2022	OXIDIEREN VON GAS- UND PLASMANITRIERTEN KOLBENRINGEN	FEDERAL- MOGUL FRIEDBERG GMBH	12/05/2002	2002-0180157	PT
02701		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/17/2001	10/450220	02/21/2006	7001670B2	Granted	11/17/2021	WOLFRAMHALTIGE VERSCHLEISSSCHUTZSCHICHT FUER KOLBENRINGE	FEDERAL- MOGUL BURSCHEID GMBH	04/15/2004		PT
30324 (MW 2764)		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/01/2003	10/505042	09/11/2007	7267344	Granted	02/01/2023	PVD-BESCHICHTUNGEN FÜR KOLBENRINGLUAFFLÄCHEN	FEDERAL- MOGUL BURSCHEID GMBH	08/28/2003	WO03/070999	PT
30486 (MW 2805)		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/18/2003	10/536665	04/20/2010	7699970	Granted	09/18/2023	STRUKTURIERTE HARTCHROMSCHICHT UND VERFAHREN ZU DEREN HERSTELLUNG	FEDERAL- MOGUL BURSCHEID GMBH	03/16/2006	2006-005450	PT
30486 (MW 2805)		PISTON RINGS	United States	Regular	Division	Patent Cooperation Treaty	01/07/2010	12/683890	10/02/2012	8277953	Granted	09/18/2023	STRUKTURIERTE HARTCHROMSCHICHT UND VERFAHREN ZU DEREN HERSTELLUNG	FEDERAL- MOGUL BURSCHEID GMBH	05/06/2010	2010/0112376	PT
30537 (MA 2820)		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/31/2004	10551245	02/04/2009	7494129	Granted	01/31/2024	PISTON RING KOLBENRING MIT ÜBER DEM UMFANG KONSTANTEM TWISTWINKEL DURCH ÜBER DEM UMFANG VARIIERENDER RINGWANDDICKE UND ÜBERLAGERTER KONSTANTER FASE ODER WINKEL- siehe Zeichnung -	FEDERAL- MOGUL BURSCHEID GMBH	10/14/2004	WO2004/088179	PT
40010 (MA 2865)		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/17/2004	10583433	01/18/2011	7871078	Granted	11/17/2024	KOLBENRING MIT AUFDAMPFBESCHICHTUNG UND SCHARF AUSGEPRAEGTER UNTERER LAUFKANTE	FEDERAL- MOGUL BURSCHEID GMBH	07/07/2005	WO2005/061751	PT
40088(MW 2877)		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/05/2005	11/587117	02/07/2012	8110087	Granted	01/05/2025	STRUKTURIERTE GALVANISCH ERZEUGTE BESCHICHTUNG UND VERFAHREN ZU DEREN HERSTELLUNG	FEDERAL- MOGUL BURSCHEID GMBH	03/13/2008	US2008/0060945	PT
40598(MA3009)		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/30/2006	12159428	06/19/2012	8201831	Granted	11/30/2026	PVD-Beschichtungen für Kolbenringe mit optimiertem Einlaufverhalten PVD-Coating for piston rings	FEDERAL- MOGUL BURSCHEID GMBH	07/19/2007	WO2007/079834	PT
40625(MA3022)		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/01/2007	12/444187	03/21/2017	9598763	Granted	10/01/2027	Kolbenring mit viellagig strukturierter Verschleißschutzschicht	FEDERAL- MOGUL BURSCHEID GMBH			PT
40626(MA3023)		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/07/2007	12/377,789	08/14/2012	8241559	Granted	05/07/2027	Hochsiliciumhaltiger Stahlwerkstoff für Kolbenringe und Zylinderlaufbüchsen Piston made of steel	FEDERAL- MOGUL BURSCHEID GMBH	02/21/2008	WO2008/019717	PT
40657(MA3038)		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/01/2007	12/444217			Filed		Kolbenring mit nonolagig strukturierter Verschleißschutzschicht Piston ring with multi layer coating	FEDERAL- MOGUL BURSCHEID GMBH	08/07/2008	WO2008/040695	PT
40770(MA3053)		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/18/2008	12/671,100	09/20/2016	9447490	Granted	07/18/2028	Kolbenring mit Verschleißschutzschicht Piston ring coated with Al-nitrid	FEDERAL- MOGUL BURSCHEID GMBH	02/05/2009	WO2009/016051	PT
40811(MA3058)		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/12/2008	12/664,462	09/25/2012	8273469	Granted	06/12/2028	Kolbenring mit Verschleißschutzschicht auf der Basis von Dreistoffsystemen / PVD-Coating for piston rings (Zr, Cr, N)	FEDERAL- MOGUL BURSCHEID GMBH	12/18/2008	2008/152104	PT
40833		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/18/2007	12/527,051	01/22/2013	8356820	Granted	12/18/2027	Kolbenring mit DLC-Einlaufschicht und kleiner unterer Laufkante / Diamond like carbon coating on running face and PVD coating on ring flanks	FEDERAL- MOGUL BURSCHEID GMBH	08/21/2008	WO2008/098534	PT
40834		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/30/2008	12527115	04/30/2013	8430410	Granted	01/30/2028	Verschleißschutz der Kolbenringflanken durch PVD-Beschichtung PVD coating on flanks of piston rings	FEDERAL- MOGUL BURSCHEID GMBH	08/21/2008	WO2008/098548	PT
40835		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/24/2008	12/527,152	08/07/2012	8235393	Granted	01/24/2028	Gekammerter Kolbenring mit PVD-Beschichtung / Chambered Piston Ring coated with PVD	FEDERAL- MOGUL BURSCHEID GMBH	08/21/2008	WO2008/098544	PT
40946		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/15/2008	12664536	02/12/2013	8371585	Granted	04/15/2028	Ölabstreifring mit fertigungsfreundlicher Kontur Oilring with special running face	FEDERAL- MOGUL BURSCHEID GMBH	12/18/2008	WO2008/151589	PT
41074		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/20/2009	12933181	07/16/2013	8484843	Granted	01/20/2029	Nanopartikel verstätkte Beschichtungen für Kolbenringe thermal sprayed coating for piston rings with nanoparticles to increase the strength of the coating	FEDERAL- MOGUL BURSCHEID GMBH	12/23/2009	WO/2009/115156	PT
41118		PISTON RINGS	United States	Regular	Division	National	01/27/2014	14/164535	03/29/2016	9297421	Granted	01/04/2031	PISTON AND RING ASSEMBLY / ENGINE INSTALLATION SYSTEM	FEDERAL- MOGUL LLC			PT
41118		PISTON RINGS	United States	Regular	Original Filing	National	08/03/2010	12/849097	02/04/2014	8640314	Granted	07/18/2031	PISTON AND RING ASSEMBLY / ENGINE INSTALLATION SYSTEM	FEDERAL- MOGUL LLC			PT
41125	PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/18/2009	12936003	02/04/2014	8641046B2	Granted	03/18/2029	Gleitelement, insbesondere
Kolbenring, mit
lebensdauerbeständiger und
reibungsreduzierter Beschichtung
bei optimalem Einlaufverhalten
sliding element, especially piston
ring, with operations life durable
and low friction coating at ideal
													early-life behaviour	FEDERAL- MOGUL BURSCHEID GMBH	10/08/2009	WO2009/121719	PT
41126		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/22/2009	12/936158	12/25/2012	8337687	Granted	01/22/2029	Strukturierte Hartchromschicht mit in deren Mikrorissnetzwerk eingelagerten Partikeln mit Erdalkalizusätzen Structured hard chrome layers with embeded hard particles with rare earth	FEDERAL- MOGUL BURSCHEID GMBH	10/08/2009	WO2009/121443	PT
41242		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	08/26/2009	13123580	02/18/2014	8652620B2	Granted	08/26/2029	Bearing, esp. piston ring, with reduced friction during lifetime Gleitelement, insbesondere Kolbenring, mit reduzierter Reibung, während der Lebensdauer	FEDERAL- MOGUL BURSCHEID GMBH	04/15/2010	WO2010/040596	PT
41251		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/23/2009	13/259300	11/27/2012	8317938	Granted	11/23/2029	Nitrid capable cast steel material for piston rings and cylinder liners. Nitrierfähiger Stahlgußwerkstoff für Kolbenringe und Zylinderlaufbüchsen	FEDERAL- MOGUL BURSCHEID GMBH	09/30/2010	WO2010/108528	PT
41252		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/23/2009	13260476	05/16/2017	9650702	Granted	11/23/2029	High silicon containing chrome steel material for piston rings and cylinder liners. Hochsiliciumhaltiger Chromstahl—Werkstoff für Kolbenringe und Zylinderlaufbüchsen	FEDERAL- MOGUL BURSCHEID GMBH	09/30/2010	WO2010/108529	PT
41252	2	PISTON RINGS	United States	Regular	Division	Patent Cooperation Treaty	03/25/2010	13/260437	02/11/2014	8,647,448	Granted	03/25/2030	High silicon containing chrome steel material for piston rings and cylinder liners. Hochsiliciumhaltiger Chromstahl—Werkstoff für Kolbenringe und Zylinderlaufbüchsen	FEDERAL- MOGUL BURSCHEID GMBH	09/30/2010	WO2010/108685	PT
41306	1	PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/24/2010	13/321261	10/27/2015	9169547	Granted	02/24/2030	DLC coating typ Aa-C / Gleitelement, insbesondere Kolbenring, mit lebensdauerbeständiger reibungsreduzierter Schutzschicht bei variablen Verschleißverhalten	FEDERAL- MOGUL BURSCHEID GMBH	11/25/2010	WO2010/133384	PT
41306	2	PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/19/2010	13/321689	03/24/2015	8986821	Granted	05/19/2030	DLC coating typ Aa-C / Gleitelement, insbesondere Kolbenring, mit lebensdauerbeständiger reibungsreduzierter Schutzschicht bei variablen Verschleißverhalten	FEDERAL- MOGUL BURSCHEID GMBH	11/25/2010	WO2010/133633	PT
41307		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/15/2009	13/124709	11/07/2017	9809885	Granted	10/15/2029	Piston ring with different portions of hard coating and DLC-phases / Gleitelement, insbesondere Kolbenring, mit lebensdauerbeständiger Verschleißschutzschicht bei in-situ reibungsreduzierter Komponenten	FEDERAL- MOGUL BURSCHEID GMBH			PT
41320		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/04/2009	13/201172	10/04/2016	9458934	Granted	12/04/2029	PVD-coated 2 lip ring out of steel or cast iron for compression ring PVD-beschichtet 2 Lippenring aus Stahl oder Guss als Kompressionsring	FEDERAL- MOGUL BURSCHEID GMBH	08/26/2010	WO2010/094247	PT
41336		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/12/2009	13203559	11/12/2013	8580048	Granted	10/12/2029	High silicon chromium steel— material for piston rings and cylinder liners Hochsiliciumhaltiger Chrommanganstahl—Werkstoff für Kolbenringe und Zylinderlaufbüchsen	FEDERAL- MOGUL BURSCHEID GMBH			PT
41337		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/13/2009	13203580	08/13/2013	8506727	Granted	10/13/2029	High silicium steel material with primary carbid for piston rings and cylinder liners Hochsiliciumhaltiger stahl Werkstoff mit Primärkarbiden für Kolbenringe und Zylinderlaufbüchsen	FEDERAL- MOGUL BURSCHEID GMBH	12/22/2011	20110311391	PT
41338		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	08/26/2011	13/203596	02/10/2012	8277576	Granted	08/26/2031	Highsilicium manganese steel material for piston rings and cylinder liners Hochsiliciumhaltiger Manganstahl-Werkstoff für Kolbenringe und Zylinderlaufbüchsen	FEDERAL- MOGUL BURSCHEID GMBH			PT
41339		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/13/2009	13/203609	11/11/2014	8882937	Granted	10/13/2029	High silicium steel material with bor for piston rings and cylinder liners Hochsiliciumhaltiger Stahl Werkstoff mit Bor für Kolbenringe und Zylinderlaufbüchsen	FEDERAL- MOGUL BURSCHEID GMBH			PT
41411		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/24/2011	13/699898	07/12/2016	9388900	Granted	05/24/2031	Sliding element, in particular piston ring, with a-C:H:Me wear coating / Gleitelement, insbesondere Kolbenring, mit lebensdauer- beständiger a-C:H:Me Verschleißschutzschicht	FEDERAL- MOGUL BURSCHEID GMBH	12/01/2011	WO2011/147808	PT
41431		PISTON RINGS	United States	Regular	Division	Patent Cooperation Treaty	12/10/2009	14813481	04/10/2018	9938626	Granted	03/19/2029	Sliding element with physical coating bolstered up by nano particle / Gleitelement mit Nanopartikel- verstärkter physikalischer Beschichtung	FEDERAL- MOGUL BURSCHEID GMBH			PT
41431		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/10/2009	13/257396			Filed		Sliding element with physical coating bolstered up by nano particle / Gleitelement mit Nanopartikel- verstärkter physikalischer Beschichtung	FEDERAL- MOGUL BURSCHEID GMBH	09/23/2010	WO2010/105710	PT
41500		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/23/2009	13/260107	12/16/2014	8911875	Granted	11/23/2029	Piston ring / Gleitelement, insbesondere Kolbenring mit einstellbaren Eigenschaften	FEDERAL- MOGUL BURSCHEID GMBH	10/14/2010	WO2010/115448	PT
41519		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/25/2010	13/259968	03/24/2015	8985009	Granted	01/25/2030	Thermal sprayed sliding element with released function surface Thermisch gespritztes Gleitelement mit freigelegter Funktionsfläche	FEDERAL- MOGUL BURSCHEID GMBH	12/02/2010	WO2010/136223	PT
41526		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/14/2010	13/508799	10/14/2014	8857820	Granted	10/14/2030	High load piston ring Hochbelastbarer Kolbenring	FEDERAL- MOGUL BURSCHEID GMBH	05/19/2011	WO2011/057875	PT
41582		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/15/2010	13/387864	09/09/2014	8827276	Granted	04/15/2030	Sliding element, especially piston ring with thermal coating on Cr-base. Gleitelement, insbesondere Kolbenring, mit thermish gespritzter Beschichtung auf Cr-Basis	FEDERAL- MOGUL BURSCHEID GMBH	02/03/2011	WO2011/012336	PT
41587		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/11/2010	13/390238	04/04/2017	9611543	Granted	05/11/2030	DLC-coated sliding element, especially piston ring DLC-beschichtetes Gleitelement, insbesondere Kolbenring	FEDERAL- MOGUL BURSCHEID GMBH	02/17/2011	2011/018252	PT
41609		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/09/2012	13/980994	03/17/2015	8979094	Granted	01/09/2032	Gap relief for inlaid PVD, DLC or Cr coated Piston Rings / Stoßentlastete Kolbenringe bei gekammerten Ringen mit PVD-, DLC- oder Cr-Schichten	FEDERAL- MOGUL BURSCHEID GMBH	11/21/2013	2013/0307221A1	PT
41610		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/09/2010	13/502843	12/22/2015	9217507	Granted	09/09/2030	Form optimized Piston Rings Systems with expander / Formoptimierte federgestützte Ringsysteme	FEDERAL- MOGUL BURSCHEID GMBH	04/28/2011	WO2011/047922	PT
41619		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	08/19/2010	13/505308			Filed		CrN-DLC coated sliding element, piston rings / CrN-DLC-beschichtetes Gleitelement insbesondere Kolbenring	FEDERAL- MOGUL BURSCHEID GMBH	05/05/2011	WO2011/051008A	PT
41637		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/17/2011	13/583690	08/11/2015	9103015	Granted	02/17/2031	multi-layer CrN/DLC-coated bearings, esp. piston-ring Viellagen CrN/DLC-beschichtetes Gleitelement, insbesondere Kolbenring	FEDERAL- MOGUL BURSCHEID GMBH	09/15/2011	WO2011/110413	PT
41656		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/09/2011	13/580783	07/14/2015	9079276	Granted	02/09/2031	simplified method to manufacture a complete chromiumplated compression ring in B/BS-style Vereinfachtes Verfahren zum Herstellen eines komplett überchromten Kompressionsringes in B/BS-Ausführung	FEDERAL- MOGUL BURSCHEID GMBH	09/01/2011	WO2011/103853	PT
41664		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/09/2010	13/576459	07/08/2014	8770590	Granted	11/09/2030	oil rings with quadrajat scraping Ölringe mit vierfacher Abstreifung	FEDERAL- MOGUL BURSCHEID GMBH	08/04/2011	WO2011/091876	PT
41673	PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/17/2011	13/583715	Filed	two piece oil sraper ring with inside
coil spring: PVD/DLC-coating of
surface between contact face/coil
spring Zweiteiliger Ölabstreifring
mit innenliegender Schlauchfeder:
PVD/DLC-Beschichtung des
Grundkörpers an der Kontaktfläche
													zur Schlauchfeder	FEDERAL- MOGUL BURSCHEID GMBH	09/15/2011	WO2011/110411	PT
41682		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/19/2011	13/879472	11/03/2015	9174276	Granted	07/19/2031	casting material with embedded particles to avoid side waer of pistons Gusswerkstoff mit eingelagerten Partikeln zur Vermeidung des Flankenverschleiss bei Kolbenringen	FEDERAL- MOGUL BURSCHEID GMBH	04/19/2012	WO2012/048919	PT
41701		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/17/2011	13/583828	04/14/2015	9,004,465	Granted	02/17/2031	oilring with PVD/PA-CVD Mulitlayer—coated coil spring Ölring mit einer PVD/PA-CVD Multilayer-beschichteten Schraubendruckfeder	FEDERAL- MOGUL BURSCHEID GMBH	09/15/2011	WO2011/110412	PT
41717	1	PISTON RINGS	United States	Regular	Division	National	06/17/2015	14/741678	04/19/2016	9316313	Granted	11/29/2032	HIGH MODULUS WEAR RESISTANT GRAY CAST IRON FOR PISTON RING APPLICATIONS	FEDERAL- MOGUL LLC			PT
41717		PISTON RINGS	United States	Regular	Original Filing	National	11/29/2012	13/688802	07/28/2015	9091345	Granted	05/16/2033	HIGH MODULUS WEAR RESISTANT GRAY CAST IRON FOR PISTON RING APPLICATIONS	FEDERAL- MOGUL LLC			PT
41770		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/20/2011	13/811582	11/24/2015	9194492	Granted	06/20/2031	piston ring with thermal sprayed coating lubrication products inclusive Kolbenring mit thermisch gespritzter Beschichtung inklusive Festschmierstoffe	FEDERAL- MOGUL BURSCHEID GMBH	01/26/2012	WO2012/010376	PT
41799		PISTON RINGS	United States	Regular	Original Filing	National	08/07/2014	14/453849	08/23/2016	9423028	Granted	08/07/2034	PISTON RING	FEDERAL- MOGUL LLC			PT
41804		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/13/2000	09/936894	03/09/2004	6703145	Granted	03/13/2020	ZEOLIT Process for electrolytic coating of a substrate	DAROS PISTON RINGS AB			PT
41805	2	PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/18/2002	10/471 561	05/30/2006	7052018	Granted	03/18/2022	MIRA II Nickel-Aluminide based wear resistant material for piston rings	DAROS PISTON RINGS AB			PT
41805	1	PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/18/2002	10/469686	01/04/2005	6838196	Granted	03/18/2022	MIRA I Nickel-Aluminide based wear resistant material for piston rings	DAROS PISTON RINGS AB			PT
41818		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/02/2011	13/823051	07/21/2015	9085056	Granted	09/02/2031	sharp-edged PVD-ring with conically surface Scharfkantiger PVD-Ring mit konischer Lauffläche	FEDERAL- MOGUL BURSCHEID GMBH	07/25/2013	2013/0187340A1	PT
41820		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/02/2011	13/823040	09/15/2015	9132517	Granted	09/02/2031	half-inlaid ring or fully inlaid compressionring with PVD-DLC or multi-layer Einseitig gekammerter oder vollgekammerter Kompressionsring mit PVD—DLC oder Multilagenschicht	FEDERAL- MOGUL BURSCHEID GMBH	07/18/2013	2013-0181411	PT
41835		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/24/2011	13/990236	08/11/2015	9103442	Granted	11/24/2031	DLC-coated sliding element, particularly piston ring DLC-beschichtetes Gleitelement, insbesondere Kolbenring	FEDERAL- MOGUL BURSCHEID GMBH			PT
41847		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	08/13/2011	13/823566	03/10/2015	8973262	Granted	08/13/2031	Profile grinded oel rings Laufsteggestaltung von 2tlg., profilgeschliffenen Ölabstreifringen	FEDERAL- MOGUL BURSCHEID GMBH	07/25/2013	2013/0187341A1	PT
41856		PISTON RINGS	United States	Regular	Original Filing	National	11/09/2012	13/673546	05/10/2016	9334960	Granted	12/18/2033	PISTON RING WITH A WEAR- RESISTANT COBALT COATING [APPLICATION OF COBALT AS A WEAR RESISTANT RING COATING]	FEDERAL- MOGUL LLC			PT
41890		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/13/2011	13/637526	07/21/2015	9086148	Granted	10/13/2031	manufacture of wear and friction resistant piston rings for IC engines Herstellung eines verschleiß- u nd reibungsresistenten Kolbenrings für Verbrennungskraftmaschinen	FEDERAL- MOGUL BURSCHEID GMBH			PT
41971		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/14/2013	14371909	03/13/2018	9915346 B2	Granted	01/14/2033	Sliding Element Gleitelement	FEDERAL- MOGUL BURSCHEID GMBH	07/18/2013	WO2013/104784	PT
41971		PISTON RINGS	United States	Regular	Division	Patent Cooperation Treaty					Docketed		Sliding Element Gleitelement	FEDERAL- MOGUL BURSCHEID GMBH	07/18/2013	WO2013/104784	PT
41984		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/02/2012	14/005969	05/31/2016	9352427	Granted	02/02/2032	inlaid and nitrited PVD-ring with “sharp” unnitrited functional edge Gekammerte und nitrierte PVD-Ringe with “scharfer” unnitrierter Funktionskante	FEDERAL- MOGUL BURSCHEID GMBH	01/09/2014	2014/0008874	PT
42045		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/07/2012	14385327	08/02/2016	9404578	Granted	12/07/2032	Nitrided piston ring	FEDERAL- MOGUL BURSCHEID GMBH	02/26/2015	UA2015/0054222A1	PT
42081	PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/14/2012	14/116970	03/12/2016	9,273,629	Granted	03/14/2032	Piston/ Piston ring design for
optimisaton of oil-film distribution
at 2 stroke shipmotors with oil
injection system Kolben/
Kolbenringdesign zur Optimierung
der Ölfilmverteilung in 2 takt
Schiffsmotoren mit Öleinspritz
													Systemen	FEDERAL- MOGUL BURSCHEID GMBH	03/20/2014	2014/0076265	PT
42084		PISTON RINGS	United States	Regular	Original Filing	National	07/03/2012	13/540884	06/10/2014	8746976	Granted	07/03/2032	DLC coated piston ring with defined surface DLC beschichteter Kolbenring mit definierter Oberfläche	FEDERAL- MOGUL BURSCHEID GMBH			PT
42090		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/19/2012	14/127356	11/08/2016	9487855	Granted	03/19/2032	HVOF coated piston ring with extrem Mo-element Kolbenring mit HVOF gespritzter Beschichtung mit hohem Mo-Anteil.	FEDERAL- MOGUL BURSCHEID GMBH	01/17/2013	WO/2013/007401	PT
42170		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/06/2012	14/361956	11/22/2016	9500558	Granted	12/06/2032	measuring method and definition of light gap pistons Messmethode und Definition der Llichtspaltundichter Ringe	FEDERAL- MOGUL BURSCHEID GMBH	05/07/2015	US2015/0122045A1	PT
42263		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/15/2013	14378170	09/13/2016	9442039	Granted	01/15/2033	gap edge rounding measurement device Stoßkantenverrundungs-Meßgerät	FEDERAL- MOGUL BURSCHEID GMBH	08/22/2013	WO2013/120471	PT
42268		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/25/2013	14401946	05/02/2017	9638321	Granted	04/25/2033	axial low LKZ oilring with fat hard coating (> 10 µm) Axial niedriger LKZ Ölring mit icker Hartschicht (>10µm)	FEDERAL- MOGUL BURSCHEID GMBH	05/14/2015	US2015/0130143A1	PT
42286	1	PISTON RINGS	United States	Regular	Division	National	01/21/2016	15/002753	11/15/2016	9494233	Granted	03/14/2033	comb with 42315 LOW TENSION PISTON RINGS AND METHOD FOR MANUFACTURING THE SAME	FEDERAL- MOGUL LLC			PT
42286		PISTON RINGS	United States	Regular	Original Filing	National	03/14/2013	13/827255	02/16/2016	9261190	Granted	06/08/2033	comb with 42315 LOW TENSION PISTON RINGS AND METHOD FOR MANUFACTURING THE SAME	FEDERAL- MOGUL LLC			PT
42299		PISTON RINGS	United States	Regular	Original Filing	National	02/15/2013	13/768284			Filed		Piston Ring for an Internal Combustion Engine [STATIC LINER SEAL #1]	FEDERAL- MOGUL LLC			PT
42300		PISTON RINGS	United States	Regular	Original Filing	National	02/15/2013	13/768435			Filed		PISTON RING FOR AN INTERNAL COMBUSTION ENGINE [STATIC LINER SEAL #2]	FEDERAL- MOGUL LLC			PT
42301		PISTON RINGS	United States	Regular	Original Filing	National	02/15/2013	13/768535	11/22/2016	9500280	Granted	05/30/2034	Piston Ring for an Internal Combustion Engine [STATIC LINER SEAL #3]	FEDERAL- MOGUL LLC			PT
42302		PISTON RINGS	United States	Regular	Original Filing	National	02/15/2013	13/768196			Filed		PISTON RONG FOR AN INTERNAL COMBUSTION ENGINE [STATIC LINER SEAL #4]	FEDERAL- MOGUL LLC			PT
42303		PISTON RINGS	United States	Regular	Original Filing	National	02/15/2013	13/768355	04/19/2016	9316312	Granted	07/20/2034	Piston Ring for an Internal Combustion Engine [STATIC LINER SEAL #5]	FEDERAL- MOGUL LLC			PT
42393		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/30/2013	14/420,733	10/25/2016	9476504	Granted	07/30/2033	DLC coated sliding element particularly piston ring DLC beschichtetes Gleitelement insbesondere Kolbenring	FEDERAL- MOGUL BURSCHEID GMBH	02/13/2014	WO2014/023615	PT

Docket #	File #	Client Division	Country	Case Type	Relation Type	Filing Type	Application Date	Application Number	Grant Date	Patent Number	Status	Expiration Date	Title	Current Owner	Publication Date	Publication Number	Segment
42399		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/31/2013	14439813	11/08/2016	9488276	Granted	10/31/2033	DCL coated piston ring DLC beschichteter Kolbenring	FEDERAL- MOGUL BURSCHEID GMBH	05/08/2014	WO2014/068040	PT
42410		PISTON RINGS	United States	Regular	Original Filing	National	10/11/2013	14/051696	03/06/2018	9909210	Granted	11/11/2036	CHEMICAL VAPOR DEPOSITION OF WEAR RESISTANT COATINGS ONTO PISTON RING RUNNING FACE, SIDE FACE, AND INNER DIAMETER IN ONE COATING RUN	FEDERAL- MOGUL LLC			PT
42431		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/08/2014	14762278	11/08/2016	9488275	Granted	01/08/2034	Piston ring with carbon coating including high strengh running-in coating Kolbenring mit Kohlenstoff-Beschichtung incl. für den Einlauf verbesserter Deckschicht	FEDERAL- MOGUL BURSCHEID GMBH	07/24/2014	WO2014/111294	PT
42432		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/09/2013	14/428,140	01/16/2018	9869390	Granted	09/09/2033	piston ring with thermal sprayed running face Kolbenring mit thermisch gespritzter Lauffläche	FEDERAL- MOGUL BURSCHEID GMBH	03/20/2014	WO2014/040940	PT
42458		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/10/2014	14896179			Filed			FEDERAL- MOGUL BURSCHEID GMBH	05/05/2016	2016/0122862A1	PT
42460		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/29/2013	14/653611	08/01/2017	9719596	Granted	10/29/2033	Piston Ring with Roll Burnished Edges	FEDERAL- MOGUL BURSCHEID GMBH	07/17/2014	WO2014/108226A1	PT
42470		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/24/2013	14/441,891	06/06/2017	9671019	Granted	09/24/2033	oil distribution ring with variable oil distribution groove Ölverteilring mit variabler Ölverteilnut	FEDERAL- MOGUL BURSCHEID GMBH	05/15/2014	WO2014/072115	PT
42471		PISTON RINGS	United States	Regular	Continuation	Patent Cooperation Treaty	05/29/2018	15991503			Filed		oil distribution ring with variable pivotpoint layer around the circumference Oelverteilring mit auf den Umfang variabler Pivotpunktlage	FEDERAL- MOGUL BURSCHEID GMBH			PT
50004		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/09/2014	14/783,926			Filed		variable ring-borecontact surface at piston ring scope Variable Läppspiegelbreite am Kolbenringumfang	FEDERAL- MOGUL FRIEDBERG GMBH	10/16/2014	WO2014/166997	PT
50144		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/04/2015	15123876			Filed		oil scraper ring with special design for axial low altitude Ölabstreifring mmit speziellem Design für axial niedrige Höhe	FEDERAL- MOGUL BURSCHEID GMBH	01/19/2017	2017/0016537A1	PT
50151		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/08/2014	15111272			Filed		piston ring with carbon based coating and definite roughness profile gradient at running face Kolbenring mit kohlenstoffbasierter Beschichtung und definierter Rauheitsprofilsteigung auf der Lauffläche	FEDERAL- MOGUL BURSCHEID GMBH	07/23/2015	WO2015/106884	PT
50179		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/15/2015	15529232			Filed		two pieces comression rings zweiteilige Kompressionsringe	FEDERAL- MOGUL BURSCHEID GMBH	06/02/2016	WO2016082955	PT
50214		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/18/2015	15/312293	04/24/2018	9951868	Granted	03/18/2035	piston ring with groove Kolbenring mit Nut	FEDERAL- MOGUL FRIEDBERG GMBH	11/26/2015	WO2015/176843	PT
50223		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/10/2015	15/321844			Filed		piston ring with compensation of piston edge tip Kolbenring mit Kompensation der Kolbennutkippung	FEDERAL- MOGUL BURSCHEID GMBH	12/30/2015	WO2015/197361	PT
50291	PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/15/2015	15325860	Filed	sliding element, especially
piston ring, with reduced
friction, wear resistand sides
and persistence towards beats
Gleitelement, insbesondere
Kolbenring, mit reduzierter
reibung, verschleißbeständigen
Flanken und Beständigkeit
													gegen Klopfen	FEDERAL- MOGUL BURSCHEID GMBH	01/21/2016	WO2016/0020 A189	PT
50330		PISTON RINGS	United States	Regular	Original Filing	National	04/22/2015	14/693194	01/24/2017	9551419	Granted	04/22/2035	COATED SLIDING ELEMENT	FEDERAL- MOGUL LLC			PT
50330	1	PISTON RINGS	United States	Regular	Continuation	National	01/23/2017	15/412551	11/14/2017	9816613	Granted	04/22/2035	COATED SLIDING ELEMENT	FEDERAL- MOGUL LLC			PT
50411		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/02/2016	15/744247			Filed		Double BS ring Doppel BS Ring	FEDERAL- MOGUL BURSCHEID GMBH	01/19/2017	WO2017/008948	PT
50413		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/19/2016	15/737867			Filed		compression ring with self- side gasket Kompressionsring mit Selbst-Flankendichtung	FEDERAL- MOGUL BURSCHEID GMBH	12/22/2016	WO2016/202485	PT
50449		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/22/2016	15/742,356			Filed		sharp-edged chromium plated compression ring Scharfkantiger verchromter Kompressionsring	FEDERAL- MOGUL BURSCHEID GMBH	08/02/2018	2018/0216734 A1	PT
50486		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/16/2016	15745535			Filed		optimized layout of topring running face Optimierte Gestaltung der Topringlauffläche	FEDERAL- MOGUL BURSCHEID GMBH	01/26/2017	WO2017/012796	PT
50510		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/07/2016	15765871			Filed		Flange + Sinus Wave Flanke + Sinus Welle	FEDERAL- MOGUL BURSCHEID GMBH	04/13/2017	WO2017/059971	PT
50517		PISTON RINGS	United States	Regular	Original Filing	National	07/07/2016	15/204264	04/17/2018	9945481	Granted	07/07/2036	POLYMER COATING IN CRACKED PISTON RING COATING	FEDERAL- MOGUL LLC			PT
50555		PISTON RINGS	United States	Regular	Original Filing	National	04/18/2016	15/131641			Filed		TEETER-TOTTER OIL RING (TTOR)	FEDERAL- MOGUL LLC			PT
50599		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/28/2017	PCT/ EP2017/060200			Filed		Sliding element, particulary a Piston ring, with thermally stable bonding Gleitelement, insbesondere Kolbenring, mit thermisch stabiler Haftung	FEDERAL- MOGUL BURSCHEID GMBH	11/02/2017	WO2017/186915A1	PT
50611NEU		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/01/2017	PCT/ EP2017/054747			Filed		coated pistonring with protective coating Beschichteter Kolbenring mit Schutzschicht	FEDERAL- MOGUL BURSCHEID GMBH	10/26/2017	WO2017/182185	PT
50633		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/28/2016	PCT/ EP2016/078954			Filed		MF-oil ring system with steel rail segment and wear protection disk MF-Ölringsystem mit einem Stahlbandring und einer Verschleißschutzscheibe	FEDERAL- MOGUL BURSCHEID GMBH	09/21/2017	WO2017/157490	PT
50667		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/26/2017	PCT/ EP2017/059855			Filed		2 piece oil ring with oil pressure effect 2 teiliger Ölring mit Öldruck Effekt-Stegen	FEDERAL- MOGUL BURSCHEID GMBH	12/07/2017	WO2017/207172	PT
50675		PISTON RINGS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/22/2017	PCT/ EP2017/062263			Filed		Compression - Oil Control - Piston Ring Kompressions- Öl-Kolbenring	FEDERAL- MOGUL BURSCHEID GMBH	12/07/2017	WO2017/207323	PT
50726		PISTON RINGS	United States	Provisional Filing	Original Filing	National	11/02/2017	62/580792			Filed	11/02/2018	PISTON COMPRESSION RING WITH BLOW-BY GAS RESTRICTION FEATURES	FEDERAL- MOGUL LLC			PT
40173(NU2899)		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/01/2005	11575010	07/06/2010	7748361	Granted	09/01/2025	Kühlkanal für Brennkraftmaschinen-Kolben	FEDERAL- MOGUL NÜRNBERG GMBH	03/16/2006	WO2006/027157	PT
40524		PISTONS	United States	Regular	Original Filing	National	01/25/2008	12/019817	12/07/2010	7845269	Granted	02/25/2029	PISTON WITH PIN BORE LUBRICATION FEATURES	FEDERAL- MOGUL WORLD WIDE LLC			PT
40848	1	PISTONS	United States	Regular	Continuation	National	01/20/2011	13/010149	12/25/2012	8336446	Granted	11/08/2027	PISTON HAVING TWISTED SKIRT PANELS	FEDERAL- MOGUL WORLD WIDE LLC			PT
40848		PISTONS	United States	Regular	Original Filing	National	11/08/2007	11/937276	03/01/2011	7895937	Granted	05/31/2029	PISTON HAVING TWISTED SKIRT PANELS	FEDERAL- MOGUL WORLD WIDE LLC			PT
40852		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/13/2008	12679110	04/15/2014	8695559	Granted	06/13/2028	Ölversorgungsrinne für Nabenbohrungen / Oil groove to pin bore	FEDERAL- MOGUL NÜRNBERG GMBH	04/02/2009	WO2009/040148	PT
40875	1	PISTONS	United States	Regular	Division	National	05/12/2011	13/008250	08/07/2012	8235090	Granted	04/14/2028	PISTON MOLD ASSEMBLY AND METHOD OF CONSTRUCTING A PISTON THEREWITH	FEDERAL- MOGUL POWERTRAIN LLC			PT
40875		PISTONS	United States	Regular	Original Filing	National	04/14/2008	12/102379	02/22/2011	7891403	Granted	04/28/2029	PISTON MOLD ASSEMBLY AND METHOD OF CONSTRUCTING A PISTON THEREWITH	FEDERAL- MOGUL POWERTRAIN LLC			PT
40885		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/17/2008	12664441	04/29/2014	8709175	Granted	04/17/2028	Hochlegierter Gusseisenwerkstoff mit lamellarer Graphitausbildung sowie Verfahren zu dessen Herstellung für Ringträger für Fahrzeugkolben High alloyed lamelar cast iron for ringcarrier of pistons	FEDERAL- MOGUL NÜRNBERG GMBH			PT
40907		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/02/2008	12746400	03/04/2014	8662049	Granted	10/02/2028	Gußkolben in Querrippenausführung casted piston with ribs	FEDERAL- MOGUL NÜRNBERG GMBH			PT
40960		PISTONS	United States	Regular	Original Filing	National	06/22/2009	12/488853	10/16/2012	8286607	Granted	06/22/2029	WRIST PIN, CONNECTING ROD, PISTON AND PISTON ASSEMBLY THEREWITH AND METHODS OF CONSTRUCTING AND ASSEMBLING THE SAME	FEDERAL- MOGUL LLC			PT
40960	1	PISTONS	United States	Regular	Division	National	03/29/2012	13/434700	09/24/2013	8539927	Granted	06/22/2029	WRIST PIN, CONNECTING ROD, PISTON AND PISTON ASSEMBLY THEREWITH AND METHODS OF CONSTRUCTING AND ASSEMBLING THE SAME	FEDERAL- MOGUL LLC			PT
40960	2	PISTONS	United States	Regular	Division	National	09/18/2013	14/030291	05/31/2016	9353863	Granted	07/06/2036	WRIST PIN AND METHOD OF REDUCING WEAR BETWEEN MEMBERS THEREOF, CONNECTING ROD, PISTON AND METHODS OF CONSTRUCTING SAME	FEDERAL- MOGUL LLC			PT
40960	3	PISTONS	United States	Regular	Division	National	04/01/2016	15/088625			Filed		WRIST PIN AND METHOD OF REDUCING WEAR BETWEEN MEMBERS THEREOF, CONNECTING ROD, PISTON AND METHODS OF CONSTRUCTING SAME	FEDERAL- MOGUL LLC			PT
41002		PISTONS	United States	Regular	Original Filing	National	03/21/2011	13/052431	09/08/2015	9128036	Granted	10/31/2033	MULTISPECTRAL IMAGING SYSTEM AND METHOD OF SURFACE INSPECTION THEREWITH	FEDERAL- MOGUL LLC			PT
41048		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/15/2009	13/000219	07/05/2016	9382869	Granted	06/15/2029	“STEP UP” Cooling gallery / Kühlkanal	FEDERAL- MOGUL NÜRNBERG GMBH	12/23/2009	WO2009/153237	PT
41087		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/22/2009	12/999719			Filed		Steifelastischer Kolbenschaft stifelastic piston skirt	FEDERAL- MOGUL NÜRNBERG GMBH	12/23/2009	WO2009/153088	PT
41156	1	PISTONS	United States	Regular	Division	National	08/09/2013	13/963525	01/06/2015	8926239	Granted	06/24/2029	METHOD OF FORMING PISTON PIN HOLES AND BORING SYSTEM THEREFOR	FEDERAL- MOGUL LLC			PT
41156		PISTONS	United States	Regular	Original Filing	National	06/24/2009	12/490616	08/13/2013	8506215	Granted	01/03/2032	METHOD OF FORMING PISTON PIN HOLES AND BORING SYSTEM THEREFOR	FEDERAL- MOGUL LLC			PT
41246	1	PISTONS	United States	Regular	Original Filing	National	07/09/2009	12/500291	01/22/2013	8356550	Granted	05/25/2031	PISTON WITH OIL RESERVOIR AND OIL RECESS	FEDERAL- MOGUL LLC			PT
41375	PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/09/2010	13/266559	12/02/2014	8898898	Granted	03/09/2030	process for automatic
manufacture of pistons with
heat coated ring groove
patching and cooling gallery
Verfahren zur automatisierten
Herstellung vonKolben mit
thermisch gespritzter
Ringnutarmierung und
													Kühlkanal	FEDERAL- MOGUL NÜRNBERG GMBH	11/04/2010	WO2010/124894A	PT
41380		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/27/2010	13/318193	09/13/2016	9441182	Granted	04/27/2030	wear-resistant seal paint for coating on engine pistons Verschleißfester Gleitlack zur Beschichtung von Motorkolben	FEDERAL- MOGUL NÜRNBERG GMBH	11/04/2010	WO2010/125060	PT
41596	PISTONS	United States	Regular	Original Filing	National	10/26/2012	13/661597	04/17/2018	9945480	Granted	09/16/2035	PISTON ASSEMBLY
INCLUDING A POLYMER
COATING WITH HARD
PARTICLES APPLIED TO
SLIDING SURFACES
[POLYMER COATING WITH
HARD PARTICLES APPLIED
TO PISTON/WRIST PIN
INTERFACE SLIDING
SURFACES [Replaces 41342 -
USE OF POLYAMIDEIMIDE
(PAI) WITH SOLID
LUBRICANT (BN) AND
SURFACE MODIFIERS
(SiC & Fe2 O3) COATING AT
INTERFACE OF PISTON PIN
AND CONNECTING ROD
OR PISTON PIN PISTON PIN
													BORE]	FEDERAL- MOGUL LLC			PT
41620	PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/24/2011	13/637501	11/18/2014	8887794	Granted	03/24/2031	Compressed air cooling and -
quenching of the pin bore
through the casting core while
die casting of pistons /
Druckluftkühlung und -
abschrecken in der
Bolzenbohrung beim
Kokillenguss von Kolben
mittels Kühlluftleitung durch
													den Werkzeugkern	FEDERAL- MOGUL NÜRNBERG GMBH	09/29/2011	WO2011/117343	PT
41721		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/11/2012	13/979692	02/17/2015	8955488	Granted	01/11/2032	Piston with parabolic geometry shaft Kolben mit parabelförmiger Schaftgeometrie	FEDERAL- MOGUL NÜRNBERG GMBH	07/19/2012	WO2012/095445	PT
41762		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/18/2011	13/997432	03/24/2015	8985186	Granted	11/18/2031	HYBRID Design of Elastoval2Piston HYBRID Design für Elastoval2Kolben	FEDERAL- MOGUL NÜRNBERG GMBH	06/28/2012	WO2012/084364	PT
41854		PISTONS	United States	Regular	Original Filing	National	07/09/2012	13/544978	06/11/2013	8459332	Granted	07/09/2032	PISTON OUTER PANEL MOLD AND METHOD OF CONSTRUCTING A PISTON AND FORMING AN UNDERCUT COOLING GALLERY O FA PISTON THEREWITH [TOOLING TO WITHDRAW COMPLEX OUTER PANEL FORM FROM CAST PISTONS]	FEDERAL- MOGUL LLC			PT
41904		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/27/2012	14/008652	12/22/2015	9216480	Granted	03/27/2032	piston with machined gallery; optional with improved bowl rim properties Kolben mit mechanisch bearbeitetem Kühlkanal; optional mit verbesserten Muldenrandeigenschaften	FEDERAL- MOGUL NÜRNBERG GMBH	10/04/2012	WO2012/130839	PT
42111		PISTONS	United States	Regular	Original Filing	National	06/29/2012	13/538653	06/02/2015	9046053	Granted	08/28/2033	PISTON WITH AN UNDER CROWN SUPPORT FEATURE	FEDERAL- MOGUL LLC			PT
42169		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/26/2013	14/397267			Filed		Casting method for pistons as a combination of horizontal and vertical casting Verfahren zur Kolbenherstellung in einer Kombination aus liegender und stehender Gießweise	FEDERAL- MOGUL NÜRNBERG GMBH	10/31/2013	WO2013/160447	PT
42262	PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/10/2013	14415221	Filed	Process for manufacturing of
pistons with remelted areas,
characterized by a controlled
variable depths of remelted
zones within one welding seam
Verfahren zur Herstellung von
Kolben für
Verbrennungskraftmaschinen
mit umgeschmolzenen
Bereichen, die innerhalb einer
Schmelzbahn unterschiedliche
Schmelztiefen aufweisen,
welches kontrolliert in
Abhängigkeit von der Höhe der
Belastung im Motor
													angewendet werden kann	FEDERAL- MOGUL NÜRNBERG GMBH	01/23/2014	WO2014/012826	PT
42269		PISTONS	United States	Regular	Original Filing	National	03/12/2013	13/795361			Filed		ENGINE PISTON [LIGHT WEIGHT STEEL PISTON DESIGN FOR GASOLINE ENGINES]	FEDERAL- MOGUL LLC			PT
42271		PISTONS	United States	Regular	Original Filing	National	03/13/2014	14/209201	12/15/2015	9212621	Granted	03/13/2034	PISTON AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL LLC			PT
42390		PISTONS	United States	Regular	Division	Patent Cooperation Treaty	12/05/2017	15831834			Filed		Aluminum Alloy for engine parts Verfahren zur Herstellung eines Motorbauteils und Motorbauteil	FEDERAL- MOGUL NÜRNBERG GMBH	05/22/2014	WO2014/076174	PT
42390		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/14/2013	14/442,615			Filed		Aluminum Alloy for engine parts Verfahren zur Herstellung eines Motorbauteils und Motorbauteil	FEDERAL- MOGUL NÜRNBERG GMBH	05/22/2014	WO2014/076174	PT
42406		PISTONS	United States	Regular	Original Filing	National	03/04/2013	13/784015	09/30/2014	8844341	Granted	03/29/2023	DATA COLLECTOR FOR AN INTERNAL ENGINE COMPONENT [PISTON TEMPERATURE DATA LOGGER]	FEDERAL- MOGUL LLC			PT
42496		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/11/2015	15313829			Filed		Aluminum Alloy for engine parts Verfahren zur Herstellung eines Motorbauteils und Motorbauteil	FEDERAL- MOGUL NÜRNBERG GMBH	11/19/2015	WO2015/173172	PT
42498		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/28/2014	14907985			Filed			FEDERAL- MOGUL NÜRNBERG GMBH	02/05/2015	WO2015/014779	PT
42510		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/29/2016	15576972			Filed		Lightweight-Pistonskirt with load optimized wall thickness distribution Leichtbau- Kolbenschaft mit belastungsgerechter Wandstärkenverteilung	FEDERAL- MOGUL NÜRNBERG GMBH			PT
50044		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/30/2014	14/910,082	04/17/2018	9945320	Granted	07/30/2034	Kolben für Verbrennungsmotor	FEDERAL- MOGUL NÜRNBERG GMBH	02/12/2015	WO2015/018712	PT
50187		PISTONS	United States	Regular	Original Filing	National	02/04/2015	14/613603	03/06/2018	9909528	Granted	04/26/2036	PISTON WITH ABRADABLE COATING TO GENERATE APPROPRIATE CONTACT GEOMETRY ON RUNNING SURFACE	FEDERAL- MOGUL LLC			PT
50238		PISTONS	United States	Regular	Original Filing	National	08/27/2014	14/470200	03/06/2018	9909527	Granted	12/19/2035	HYBRID INDUCTION WELDING PROCESS APPLIED TO PISTON MANUFACTURING	FEDERAL- MOGUL LLC			PT
50292		PISTONS	United States	Regular	Original Filing	National	10/30/2015	14/928033			Filed		PISTON [STEEL PISTON MANUFACTURING PROCESS]	FEDERAL- MOGUL LLC			PT
50345		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/21/2016	15/563,786			Filed		Aluminium casting alloy and manufacturing process for engine components Aluminium-Gusslegierung und Verfahren zur Herstellung eines Motorbauteils	FEDERAL- MOGUL NÜRNBERG GMBH	10/06/2016	WO2016/156084	PT
50365		PISTONS	United States	Regular	Original Filing	National	06/18/2015	14/743221			Filed		POWER GENERATOR FOR PISTON INSTRUMENTATION	FEDERAL- MOGUL LLC	05/05/2016	2016/0123272	PT
50391		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/26/2016	15/546,339			Filed		weight reduced steel piston for internal combustion engine Gewichtsreduzierter Stahlkolben für Verbrennungsmotoren	FEDERAL- MOGUL NÜRNBERG GMBH	08/04/2016	WO2016/120245A1	PT
50435		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/22/2017	PCT/ EP2017/054011			Filed		adhesive and wear-resistant slide paint for coating at engine pistons Haftfester und verschleißfester Gleitlack zur Beschichtung von Motorkolben	FEDERAL- MOGUL NÜRNBERG GMBH	10/05/2017	WO2017/167505	PT
50501		PISTONS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/08/2016	15774393			Filed		Piston with polysilazane-based coating Beschichtung von Kolben mit Polysilazanen	FEDERAL- MOGUL NÜRNBERG GMBH	05/18/2017	WO2017/80986	PT
50516		PISTONS	United States	Regular	Original Filing	National	11/17/2016	15/354001			Filed		THERMALLY INSULATED STEEL PISTON CROWN AND METHOD OF MAKING USING A CERAMIC COATING	FEDERAL- MOGUL LLC			PT
50516	1	PISTONS	United States	Regular	Original Filing	National	11/17/2016	15/354080			Filed		THERMALLY INSULATED ENGINE COMPONENT AND METHOD OF MAKING USING A CERAMIC COATING	FEDERAL- MOGUL LLC			PT
50575		PISTONS	United States	Regular	Original Filing	National	01/19/2017	15/409928			Filed		VARIABLE COMPRESSION RATIO CONNECTING ROD	FEDERAL- MOGUL LLC			PT
50900		PISTONS	United States	Regular	Original Filing	National	08/22/2018	16/109328			Filed		PISTON WITH BROAD OVATE GALLERY	FEDERAL- MOGUL LLC			PT
30438 (BR 2789)		SEALS - COLD STATIC GASKETS	United States	Regular	Original Filing	National	09/30/2003	10/675750	06/20/2006	7063327	Granted	09/30/2023	DICHTPROFIL FÜR AKUSTISCHE ENTKOPPLUNG	FM SEALING SYSTEMS BRETTEN GMBH			PT
30593 (BR 2837)		SEALS - COLD STATIC GASKETS	United States	Regular	Original Filing	National	05/13/2004	10/844927	10/28/2008	7442422	Granted	05/13/2024	DECKEL MIT NEUER DICHTUNGSTECHNOLOGIE	FM SEALING SYSTEMS BRETTEN GMBH			PT
40085	1	SEALS - COLD STATIC GASKETS	United States	Regular	Division	National	01/15/2010	12/688114	04/17/2012	8157269	Granted	08/17/2025	GASKET FOR SEALING MULTIPLE FLUIDS	FEDERAL- MOGUL WORLD WIDE LLC			PT
40085		SEALS - COLD STATIC GASKETS	United States	Regular	Original Filing	National	06/07/2005	11/146735	02/15/2011	7887063	Granted	01/15/2028	GASKET FOR SEALING MULTIPLE FLUIDS	FEDERAL- MOGUL WORLD WIDE LLC			PT
40353		SEALS - COLD STATIC GASKETS	United States	Regular	Original Filing	National	04/17/2006	11/405306	01/04/2011	7862049	Granted	12/07/2026	GASKET AND METHOD OF FORMING A SEAL THEREWITH	FEDERAL- MOGUL WORLD WIDE LLC			PT
40453		SEALS - COLD STATIC GASKETS	United States	Regular	Original Filing	National	11/07/2007	11/936489	01/11/2011	7866670	Granted	10/26/2028	STATIC GASKET	FEDERAL- MOGUL WORLD WIDE LLC			PT
40608(BR3017)		SEALS - COLD STATIC GASKETS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/18/2007	12279801	08/07/2012	8235016	Granted	01/18/2027	Dichtsystem mit Kunststoffträgerrahmen gasket with bolt clip	FM SEALING SYSTEMS BRETTEN GMBH	08/23/2007	WO2007/093265	PT
40707		SEALS - COLD STATIC GASKETS	United States	Regular	Original Filing	National	11/07/2007	11/936409	10/05/2010	7806413	Granted	01/05/2029	STATIC GASKET	FEDERAL- MOGUL LLC			PT
41586		SEALS - COLD STATIC GASKETS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/10/2010	13/393126	04/24/2018	9951665	Granted	05/10/2030	innovative fixing conception/ gasket with fixed body Neuartiges Befestigungskonzept / Dichtung mit Fixierkörper	FEDERAL- MOGUL SEALING SYSTEMS GMBH	03/03/2011	WO2011/023425	PT
41679	1	SEALS - COLD STATIC GASKETS	United States	Regular	Continuation	National	09/12/2014	14/484680	05/16/2017	9651152	Granted	03/03/2032	GASKET ASSEMBLY WITH IMPROVED LOCATING AND RETENTION PIN AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL LLC			PT
41679		SEALS - COLD STATIC GASKETS	United States	Regular	Original Filing	National	12/20/2010	12/972907	09/16/2014	8833771	Granted	12/05/2032	GASKET ASSEMBLY WITH IMPROVED LOCATING AND RETENTION PIN AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL LLC			PT
42336		SEALS - COLD STATIC GASKETS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/28/2012	14/396864	03/27/2018	9926882	Granted	11/28/2032	land solution to reduce stress at sealing profiles Steglösung zur Reduzierung der Beanspruchung von Dichtprofilen	FEDERAL- MOGUL SEALING SYSTEMS GMBH	10/31/2013	WO2013/159839	PT

Docket #	File #	Client Division	Country	Case Type	Relation Type	Filing Type	Application Date	Application Number	Grant Date	Patent Number	Status	Expiration Date	Title	Current Owner	Publication Date	Publication Number	Segment
30173		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	07/09/2002	10/191945	09/16/2003	6620361	Granted	07/09/2022	METHOD FOR MANUFACTURING A COMPOSITE SEAL	FEDERAL- MOGUL WORLD WIDE LLC			PT
30328	1	SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	03/21/2003	10/394272	06/06/2006	7055828	Granted	07/24/2023	SHAFT SEAL	FEDERAL- MOGUL WORLD WIDE LLC	10/02/2003	2003- 0184021A1	PT
30695 (BR 2857)		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/11/2004	10578987	11/02/2010	7823886	Granted	05/11/2024	BESCHICHTUNG DES AUSSENDURCHMESSERS EINES RWDR ZUR ERHÖHUNG DER HALTEKRÄFTE IN DER BOHRUNG	FM SEALING SYSTEMS BRETTEN GMBH	05/26/2005	WO2005/047740	PT
40072		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	09/12/2005	11/224362	07/09/2013	8480092	Granted	02/28/2031	RADIAL SEAL AND METHOD OF MAKING	FEDERAL- MOGUL WORLD WIDE LLC			PT
40259		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	04/27/2006	11/412471	03/25/2008	7347424	Granted	04/27/2026	SHAFT SEAL HAVING INTEGRATED REMOVAL FEATURE	FEDERAL- MOGUL WORLD WIDE LLC			PT
40259	1	SEALS - DYNAMIC SEALS	United States	Regular	Division	National	01/25/2008	12/019752	09/06/2011	8011671	Granted	05/16/2028	SHAFT SEAL HAVING INTEGRATED REMOVAL FEATURE	FEDERAL- MOGUL WORLD WIDE LLC			PT
40614		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	09/12/2007	11/853861	03/22/2011	7909333	Granted	06/07/2029	UNITIZED OIL SEAL HAVING SOFT RETENTION AND DEBRIS EXPULSION FEATURES	FEDERAL- MOGUL WORLD WIDE LLC			PT
40803		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	03/07/2008	12/044252	11/08/2011	8052152	Granted	02/26/2030	DYNAMIC SHAFT SEAL AND METHOD OF INSTALLATION THEREOF	FEDERAL- MOGUL LLC			PT
40851		SEALS - DYNAMIC SEALS	United States	Regular	Continuation-In-Part	National	07/06/2007	11/774233	10/04/2011	8029714	Granted	01/23/2028	RADIAL SEAL IMPROVEMENT (CIP of DS-40072)	FEDERAL- MOGUL WORLD WIDE LLC			PT
40891	1	SEALS - DYNAMIC SEALS	United States	Regular	Division	National	12/07/2012	13/708294	03/31/2015	8991829	Granted	11/19/2028	Non-Contract Labyrinth Seal Assembly and Method of Construction Thereof [See Timken JV Agreement]	FEDERAL- MOGUL LLC			PT
40891	2	SEALS - DYNAMIC SEALS	United States	Regular	Continuation	National	02/13/2015	14/622809	03/22/2016	9291272	Granted	11/27/2028	Non-Contract Labyrinth Seal Assembly and Method of Construction Thereof [See Timken JV Agreement]	FEDERAL- MOGUL WORLD WIDE LLC			PT
40891		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	11/19/2008	12/273995	01/01/2013	8342535	Granted	08/26/2031	Non-Contract Labyrinth Seal Assembly and Method of Construction Thereof [See Timken JV Agreement]	FEDERAL- MOGUL LLC			PT
40898		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	06/11/2009	12/482562	06/14/2011	7959840	Granted	07/30/2029	LOW TORQUE SHAFT SEAL AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL LLC			PT
41171		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	09/30/2009	12/571083	05/22/2012	8182646	Granted	11/13/2029	SUBSTRATE AND RUBBER COMPOSITION AND METHOD OF MAKING THE COMPOSITION	FEDERAL- MOGUL LLC			PT
41171	1	SEALS - DYNAMIC SEALS	United States	Regular	Division	National	05/01/2012	13/461009	07/05/2016	9382451	Granted	07/21/2032	SUBSTRATE AND RUBBER COMPOSITION AND METHOD OF MAKING THE COMPOSITION	FEDERAL- MOGUL LLC			PT
41303		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	03/17/2010	12/725759	08/07/2012	8235391	Granted	03/17/2030	RADIAL SHAFT SEAL ASSEMBLY WITH LUBRICATION RETENTION AND DEBRIS EXCLUSION FEATURE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL LLC			PT
41396		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	03/11/2010	12/722109	08/13/2013	8505926	Granted	12/29/2030	LOW TORQUE SHAFT SEAL WITH IMPROVED SEAL ELEMENT BOND JOINT	FEDERAL- MOGUL LLC			PT
41398		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	06/17/2011	13/162646	10/15/2013	8556270	Granted	09/10/2031	RADIAL SHAFT SEAL, RADIAL SHAFT SEAL ASSEMBLY AND METHOD OF INSTALLATION	FEDERAL- MOGUL LLC			PT
41399		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	08/23/2011	13/215528	11/05/2013	8573602	Granted	12/03/2031	RADIAL SHAFT SEAL WITH DUST EXCLUSION AND HYDRODYNAMIC SEALING FEATURE	FEDERAL- MOGUL LLC			PT
41400		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	01/28/2010	12/695534	03/19/2013	8398089	Granted	03/17/2031	RADIAL SHAFT SEAL, RADIAL SHAFT SEAL ASSEMBLY AND METHOD OF INSTALLATION	FEDERAL- MOGUL LLC			PT
41424		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	01/28/2010	12/695404	08/06/2013	8500130	Granted	02/16/2032	DYNAMIC SHAFT SEAL AND METHOD OF INSTALLATION	FEDERAL- MOGUL LLC			PT
41615		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	05/03/2011	13/099474	06/11/2013	8459654	Granted	10/11/2031	HYDRODYNAMIC SEAL WITH INCREASED FLEXIBILITY SEALING ELEMENT	FEDERAL- MOGUL LLC			PT
41781		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	01/27/2012	13/359721	12/30/2014	8919206	Granted	09/05/2032	METHOD OF TESTING SEAL LIP BOND STRENGTH TO METAL SUBSTRATE AND APPARATUS THEREFOR	FEDERAL- MOGUL LLC			PT
41809	1	SEALS - DYNAMIC SEALS	United States	Regular	Division	National	10/06/2015	14/875990	05/16/2017	9651154	Granted	10/25/2032	RADIAL SHAFT SEAL, RADIAL SHAFT SEAL ASSEMBLY AND METHOD OF INSTALLATION [MICROTORQ AIRSIDE SHAFT SEAL INSTALL DESIGN WITH INCREASED INSTALLATION ABILITY	FEDERAL- MOGUL LLC			PT
41809		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	10/25/2012	13/660766	11/03/2015	9175774	Granted	10/21/2033	RADIAL SHAFT SEAL, RADIAL SHAFT SEAL ASSEMBLY AND METHOD OF INSTALLATION [MICROTORQ AIRSIDE SHAFT SEAL INSTALL DESIGN WITH INCREASED INSTALLATION ABILITY	FEDERAL- MOGUL LLC			PT
41831		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	09/20/2010	12/886099	05/14/2013	8439363	Granted	11/19/2031	DYNAMIC RADIAL SHAFT SEAL ASSEMBLY WITH COMBINATION DUST EXCLUSION THRUST PAD	FEDERAL- MOGUL LLC			PT
41848		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	03/08/2011	13/042533	06/23/2015	9062773	Granted	07/22/2031	RADIAL SHAFT SEAL, RADIAL SHAFT SEAL ASSEMBLY AND METHOD OF INSTALLATION	FEDERAL- MOGUL LLC			PT
41889		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	01/24/2013	13/748752	07/21/2015	9086150	Granted	01/24/2033	ELASTOMERIC SHAFT SEAL FORMED WITHOUT OVEN POST CURING [DEVELOPMENT OF NO PAST CURE FKM COMPOUND FOR SHAFT SEAL APPLICATIONS]	FEDERAL- MOGUL LLC			PT
41889	1	SEALS - DYNAMIC SEALS	United States	Regular	Division	National	06/17/2015	14/741737			Filed		ELASTOMERIC SHAFT SEAL FORMED WITHOUT OVEN POST CURING [DEVELOPMENT OF NO PAST CURE FKM COMPOUND FOR SHAFT SEAL APPLICATIONS]	FEDERAL- MOGUL LLC			PT
41898		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	10/04/2012	13/645303	07/19/2016	9394998	Granted	01/02/2035	RADIAL SHAFT SEAL ASSEMBLY WITH SNAP IN AUXILIARY MEMBER [SEAL WITH OPTIONAL INSTALLABLE SECOND OR THIRD SEALING LIP]	FEDERAL- MOGUL LLC			PT
41936		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	11/23/2011	13/303242	02/10/2015	8950753	Granted	10/24/2033	RADIAL SHAFT SEAL, RADIAL SHAFT SEAL ASSEMBLY AND METHOD OF INSTALLATION [MICROTORQ INSTALLATION AID WITH INTEGRATED “INSTALLATION SKIDS” AND “INSTALLATION BUMPS”]	FEDERAL- MOGUL LLC			PT
41946		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	07/06/2011	13/176835	09/27/2016	9452464	Granted	05/13/2034	METHOD OF FORMING A TUBULAR MEMBER [COMBINED ROLL-FORMING AND SPIN-FORMING OF METAL POWERTRAIN COMPONENTS]	FEDERAL- MOGUL LLC			PT
41946	1	SEALS - DYNAMIC SEALS	United States	Regular	Continuation	National	09/26/2016	15/275731			Filed		METHOD OF FORMING A TUBULAR MEMBER [COMBINED ROLL-FORMING AND SPIN-FORMING OF METAL POWERTRAIN COMPONENTS]	FEDERAL- MOGUL LLC			PT
41956		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	10/14/2011	13/273514	09/15/2015	9133698	Granted	10/10/2033	MODULAR FRACTURE PLUG AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL LLC			PT
41981		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	03/19/2012	13/423365	08/12/2014	8800996	Granted	08/03/2032	LOW TORQUE RADIAL SHAFT SEAL ASSEMBLY	FEDERAL- MOGUL LLC			PT
42163		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	03/21/2012	13/426450	06/23/2015	9062774	Granted	05/30/2033	RADIAL SHAFT SEAL WITH STATIC AND HYDRODYNAMIC SEALING FEATURES [MAIN LIP THREAT PATTERN WITH VARIOUS HYDRODYNAMIC REGIONS]	FEDERAL- MOGUL LLC			PT
42200		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	08/24/2012	13/594765	09/16/2014	8833804	Granted	08/24/2032	HAMMER UNION FACE SEALS WITH WELDED RING USED IN OIL/GAS INDUSTRY	FEDERAL- MOGUL LLC			PT
42207		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	02/26/2014	14/190199			Filed		JV w/ Hendrickson - MAIN SEAL FOR A HEAVY DUTY VEHICLE WHEEL END ASSEMBLY	FEDERAL- MOGUL LLC			PT
42247		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	06/04/2013	13/909874	02/17/2015	8955849	Granted	06/04/2033	RADIAL SHAFT SEAL AND ASSEMBLY THEREWITH [LOW TORQUE VENTED AUX LIP FOR DYNAMIC SHAFT SEALS]	FEDERAL- MOGUL LLC			PT
42353		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	08/14/2014	14/459702	10/04/2016	9458937	Granted	08/14/2034	SHAFT SEAL ASSEMBLY WITH EXCLUSION PUMP DUST LIP	FEDERAL- MOGUL LLC			PT
42418		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	03/17/2014	14/216640	06/10/2018	10018272	Granted	05/31/2036	SCAVENGER PUMP SEAL AND RADIAL SHAFT SEAL ASSEMBLY THEREWITH	FEDERAL- MOGUL LLC			PT
50340		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	05/20/2015	14/717178	08/22/2017	9739318	Granted	07/15/2035	CLUTCH PISTON ASSEMBLY	FEDERAL- MOGUL LLC			PT
50536		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	10/18/2016	15/296587			Filed		RADIAL SHAFT SEAL ASSEMBLY WITH AXIALLY ADAPTIVE DEBRIS EXCLUSION FACE LIP AND OIL SEAL FACE LIP	FEDERAL- MOGUL LLC			PT
50739		SEALS - DYNAMIC SEALS	United States	Regular	Original Filing	National	09/25/2017	15/714477			Filed		RADIAL SHAFT SEAL ASSEMBLY WITH DEBRIS EXCLUSION MEMBER AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL LLC			PT
41377		SEALS - HEAT SHIELDS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/07/2009	13255605	08/13/2013	8507067	Granted	12/07/2029	Temperature-Vibration decoupling element / Temperatur Schwingungsentkoppelelement	FEDERAL- MOGUL SEALING SYSTEMS GMBH	09/16/2010	WO2010/102656	PT
42124		SEALS - HEAT SHIELDS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/08/2012	14/342507	07/04/2017	9694761	Granted	05/08/2032	Heat shielding plate in hybridconstruction Wärmeabschirmblech in Hybridbauweise	FEDERAL- MOGUL SEALING SYSTEMS GMBH		WO2013/034321	PT
50015		SEALS - HEAT SHIELDS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/20/2013	14/779705	12/05/2017	9835219	Granted	11/20/2033	shock absorber of shield plate [Schwingungsdämpfer für Abschirmblech]	FEDERAL- MOGUL SEALING SYSTEMS GMBH	10/02/2014	WO2014/54307	PT
50329		SEALS - HEAT SHIELDS	United States	Regular	Original Filing	National	12/27/2015	14/979416	12/12/2017	9840959	Granted	12/27/2035	HEAT SHIELD ASSEMBLY FOR AN EXHAUST SYSTEM	FEDERAL- MOGUL LLC			PT
50453		SEALS - HEAT SHIELDS	United States	Regular	Original Filing	National	04/21/2016	15/134568			Filed		HEAT AND VIBRATION MOUNTING ISOLATOR FOR A HEAT SHIELD, HEAT SHIELD ASSEMBLY AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL LLC			PT
02588 US-C		SEALS - HOT GASKETS	United States	Regular	Continuation-In-Part	National	01/18/2002	10/050906	04/06/2004	6715770	Granted	07/24/2020	LASERSCHWEISSVERFAHREN FUER DUENNE STOPPERLAGEN	FEDERAL- MOGUL SEALING SYSTEMS GMBH	07/18/2002	US-2002-009314	PT
02705		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	01/16/2002	10/046664	04/20/2004	6722662	Granted	01/16/2022	MLS FUER DIESELMOTOREN	FEDERAL- MOGUL SEALING SYSTEMS GMBH			PT
30256		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	11/01/2001	10/037052	03/23/2004	6708983	Granted	11/01/2021	SPIRAL WOUND CYLINDER HEAD GASKET	FEDERAL- MOGUL WORLD WIDE LLC	05/01/2003	US2003- 0080517	PT
30335 (DA 2767)		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	12/13/2002	10/318,701	09/28/2004	6796562	Granted	12/13/2022	OPTIMIERTE ZKD ZUM AUSGLEICH VON LOKALEN BUCHSENABSENKUNGEN (Cylinder head gasket for compensating local depressions in the region of the compression limiter)	FEDERAL- MOGUL SEALING SYSTEMS GMBH			PT
30529	1	SEALS - HOT GASKETS	United States	Regular	Continuation-In-Part	National	02/28/2007	11/679955	05/20/2008	7374176	Granted	01/13/2024	LASER WELDED MULTI-LAYERED STEEL GASKET ASSEMBLY	FEDERAL- MOGUL WORLD WIDE LLC			PT
30529		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	01/13/2004	10/756591	04/10/2007	7200932	Granted	03/02/2025	LASER WELDED MULTI-LAYERED STEEL GASKET ASSEMBLY	FEDERAL- MOGUL WORLD WIDE LLC			PT
30532		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	12/11/2003	10/733914	08/30/2005	6935635	Granted	12/11/2023	METAL GASKET	FEDERAL- MOGUL WORLD WIDE LLC			PT
30535 (DA 2819)		SEALS - HOT GASKETS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/12/2003	10/545885	04/06/2010	7690657	Granted	12/12/2023	GLEITENDE STATISCHE DICHTUNG - ÜBERTRAGEN DER RELATIVBEWEGUNG DER DICHTFLÄCHEN IN DIE DICHTUNG	FEDERAL- MOGUL SEALING SYSTEMS GMBH			PT
30584		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	01/11/2005	11/032738	07/22/2008	7401790	Granted	05/17/2025	MOTION CONTROLLING RIGID GASKET DESIGN	FEDERAL- MOGUL WORLD WIDE LLC			PT
30591	1	SEALS - HOT GASKETS	United States	Regular	Division	National	04/21/2011	13/091191	10/15/2013	8556271	Granted	06/05/2025	MULTILAYER METAL GASKET	FEDERAL- MOGUL WORLD WIDE LLC			PT
40021 (DA 2869)		SEALS - HOT GASKETS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/22/2004	10583535	02/26/2013	8382123	Granted	09/22/2024	SICKE AUF STOPPER MIT ZUSÄTZLICHER ABDICHTFUNKTION	FEDERAL- MOGUL SEALING SYSTEMS GMBH			PT
40021 (DA 2869)		SEALS - HOT GASKETS	United States	Regular	Division	Patent Cooperation Treaty	06/03/2009	13413997	05/21/2013	8444154	Granted	09/22/2024	SICKE AUF STOPPER MIT ZUSÄTZLICHER ABDICHTFUNKTION	FEDERAL- MOGUL SEALING SYSTEMS GMBH			PT
40184		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	09/30/2005	11/241206	01/11/2011	7867374	Granted	08/16/2029	ACTIVE MATRIX ELECTROCHEMICAL MACHINING APPARATUS AND METHOD	FEDERAL- MOGUL WORLD WIDE LLC	04/06/2006	20060070887	PT
40462		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	07/03/2007	11/773200	05/04/2010	7708842	Granted	07/03/2027	METAL GASKET AND METHOD OF MAKING	FEDERAL- MOGUL WORLD WIDE LLC			PT
40462	1	SEALS - HOT GASKETS	United States	Regular	Division	National	03/18/2010	12/726591	05/15/2012	8177929	Granted	11/06/2027	METAL GASKET AND METHOD OF MAKING	FEDERAL- MOGUL WORLD WIDE LLC			PT
40465	1	SEALS - HOT GASKETS	United States	Regular	Division	National	12/18/2009	12/641772	10/20/2015	9163321	Granted	01/19/2027	FABRICATION OF TOPICAL STOPPER ON HEAD GASKET BY ACTIVE MATRIX ELECTROCHEMICAL DEPOSITION	FEDERAL- MOGUL WORLD WIDE LLC			PT
40465		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	03/27/2006	11/277544	02/02/2010	7655126	Granted	02/29/2028	THE FABRICATION OF TOPOGRAPHICAL STOPPER ON MLS GASKETS BY ACTIVE MATRIX ELECTROCHEMICAL DEPOSITION	FEDERAL- MOGUL WORLD WIDE LLC			PT
40479(DA2980)		SEALS - HOT GASKETS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/13/2006	12/066,699	08/21/2012	8246054	Granted	06/13/2026	Fomschlüssig befestigte Stopperbrille Metallic gasket with stopper fixed by elements	FEDERAL- MOGUL SEALING SYSTEMS GMBH	03/22/2007	WO2007/031127	PT
40585		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	01/31/2008	12/023339	01/24/2012	8100409	Granted	06/07/2030	METALLIC CYLINDER HEAD GASKET	FEDERAL- MOGUL WORLD WIDE LLC			PT
40882	2	SEALS - HOT GASKETS	United States	Regular	Division	National	06/24/2013	13/925038	04/11/2017	9618121	Granted	11/13/2029	METAL GASKET [HTA ALLOY HIGH STRESS RETENTION MLS GASKETS]	FEDERAL- MOGUL LLC			PT
40882		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	03/10/2008	12/045215	06/25/2013	8470098	Granted	10/19/2031	METAL GASKET [HTA ALLOY HIGH STRESS RETENTION MLS GASKETS]	FEDERAL- MOGUL LLC			PT
41021		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	08/11/2010	12/854626	12/13/2016	9518660	Granted	07/29/2031	BIMETALLIC STATIC GASKET AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL LLC			PT
41021	1	SEALS - HOT GASKETS	United States	Regular	Division	National	12/07/2016	15/371426			Filed		BIMETALLIC STATIC GASKET AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL LLC			PT
41124	1	SEALS - HOT GASKETS	United States	Regular	Continuation-In-Part	National	12/17/2013	14/108709	07/22/2014	8783692	Granted	02/12/2029	MULTILAYER STATIC GASKET WITH BEAD COMPRESSION LIMITER	FEDERAL- MOGUL LLC			PT
41124		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	02/12/2009	12/370253	01/21/2014	8632077	Granted	12/03/2029	MULTILAYER STATIC GASKET WITH BEAD COMPRESSION LIMITER	FEDERAL- MOGUL LLC			PT
41462		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	04/14/2011	13/086481	07/04/2017	9695936	Granted	02/20/2032	MULTILAYER METAL GASKET WITH BEAD STOPPER	FEDERAL- MOGUL LLC			PT
41487		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	06/24/2010	12/822392	06/26/2018	10006403	Granted	03/21/2032	CYLINDER HEAD GASKET	FEDERAL- MOGUL LLC			PT
41493		SEALS - HOT GASKETS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/26/2010	13320595	03/11/2014	8668205	Granted	01/26/2030	Stamping bead on limiter ring / Prägung Sicke auf Stopper	FEDERAL- MOGUL SEALING SYSTEMS GMBH	11/18/2010	WO2010/130469	PT
41494		SEALS - HOT GASKETS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/25/2010	13/379112	11/21/2017	9822879	Granted	06/25/2030	Structure limiter ring for steel gaskets / Strukturstopper für Stahldichtungen	FEDERAL- MOGUL SEALING SYSTEMS GMBH	12/29/2010	WO2010/149774	PT
41607		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	08/19/2010	12/859398	04/15/2014	8695986	Granted	09/01/2031	CYLINDER HEAD GASKET ASSEMBLY	FEDERAL- MOGUL LLC			PT
41678		SEALS - HOT GASKETS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/14/2010	13/577501			Filed		metal gasket with fibre application Metalldichtung mit Fasereinsatz	FEDERAL- MOGUL SEALING SYSTEMS GMBH	08/11/2011	WO2011/095236	PT
41788		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	03/05/2012	13/412139	02/10/2015	8950754	Granted	04/26/2033	CYLINDER HEAD GASKET	FEDERAL- MOGUL LLC			PT
41789		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	10/06/2011	13/267020	12/31/2013	8616557	Granted	01/09/2032	MULTILAYER GASKET WITH SEGMENTED INTEGRAL STOPPER FEATURE [CHAIN STOP]	FEDERAL- MOGUL LLC			PT
41790		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	01/31/2012	13/362459	05/12/2015	9027935	Granted	04/15/2033	GASKET WITH A COMPRESSION LIMITER [GEARSTOP, FORMED STOPPER TECHNOLOGY FOR GASKETS]	FEDERAL- MOGUL LLC			PT
41790	1	SEALS - HOT GASKETS	United States	Regular	Division	National	05/11/2015	14/708922			Filed		GASKET WITH A COMPRESSION LIMITER [GEARSTOP, FORMED STOPPER TECHNOLOGY FOR GASKETS]	FEDERAL- MOGUL LLC			PT
41972		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	02/24/2012	13/404188	03/24/2015	8984750	Granted	03/03/2033	STATIC GASKET WITH WIRE COMPRESSION LIMITER [FM THERMO-FORM CYLINDER HEAD GASKET STOPPER]	FEDERAL- MOGUL LLC			PT
41972	1	SEALS - HOT GASKETS	United States	Regular	Division	National	03/23/2015	14/665178			Filed		STATIC GASKET WITH WIRE COMPRESSION LIMITER [FM THERMO-FORM CYLINDER HEAD GASKET STOPPER]	FEDERAL- MOGUL LLC			PT
41982		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	02/01/2012	13/363714	10/15/2013	8556272	Granted	02/01/2032	MULTILAYER STATIC GASKET WITH SECONDARY COMPRESSION LIMITER	FEDERAL- MOGUL LLC			PT
42136		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	06/05/2012	13/488805	05/09/2017	9644741	Granted	01/03/2034	METAL GASKET [CHG WELD STOPPER WITH COATING BETWEEN STOPPER AND PLATE]	FEDERAL- MOGUL LLC			PT
42251		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	05/18/2012	13/475025	06/17/2014	8752841	Granted	05/18/2032	GASKET WITH A COMPRESSION LIMITER [RINGED STOPPER]	FEDERAL- MOGUL LLC			PT
42277		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	03/14/2013	13/827828	05/15/2018	9970548	Granted	07/10/2033	MULTI-LAYER GASKET	FEDERAL- MOGUL LLC			PT
42322		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	03/14/2013	13/804853	04/10/2018	9939066	Granted	03/14/2033	ELASTIC SEALING MEMBER RADIALLY INWARDLY OF PRIMARY SEALING BEAD	FEDERAL- MOGUL LLC			PT
42443		SEALS - HOT GASKETS	United States	Regular	Original Filing	Patent Cooperation Treaty	08/12/2013	14439983			Filed		steel elastomer cyllinder head gasket - integrated dirt- and media sealing Stahl-Elastomer-Zylinderkopfdichtung - Integration von Schmutz- und Medienabdichtung	FEDERAL- MOGUL SEALING SYSTEMS GMBH	05/08/2014	WO2014/067680	PT
42450		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	03/14/2013	13/828024	02/24/2015	8960682	Granted	03/14/2033	HYBRID RING WELDED CYLINDER HEAD GASKET	FEDERAL- MOGUL LLC			PT

Docket #	File #	Client Division	Country	Case Type	Relation Type	Filing Type	Application Date	Application Number	Grant Date	Patent Number	Status	Expiration Date	Title	Current Owner	Publication Date	Publication Number	Segment
50032		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	02/13/2014	14/179934	01/26/2016	9243584	Granted	03/23/2034	CYLINDER HEAD GASKET WITH COMPRESSION CONTROL FEATURES [NOTE: PART OF 50162 was combined herein but also filed separately]	FEDERAL- MOGUL LLC			PT
50033		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	01/16/2015	14/598547	01/09/2018	98633535	Granted	02/08/2035	GASKET COMPONENT WITH HALF-STOP AND METHOD OF MANUFACTURING	FEDERAL- MOGUL LLC			PT
50046		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	06/10/2014	14/300694			Filed		STATIC GASKET AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL LLC			PT
50124		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	09/15/2014	14/486145	11/03/2015	9175637	Granted	09/15/2034	HOT GASKET WITH STAINLESS STEEL	FEDERAL- MOGUL LLC			PT
50130		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	09/10/2014	14/482230	09/08/2015	9127621`	Granted	09/10/2034	COATINGLESS CYLINDER HEAD GASKET [CHG WITH NO COATING OR PARTIAL COATING AT STOPPER AREA]	FEDERAL- MOGUL LLC			PT
50162		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	02/13/2014	14/179961			Filed		CYLINDER HEAD GASKET FOR HIGH LOAD AND MOTION APPLICATIONS [BOSTEC 2]	FEDERAL- MOGUL LLC			PT
50213		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	06/22/2015	14/746202			Filed		CYLINDER HEAD GASKET WITH COMPRESSION LIMITER AND FULL BEAD LOADING	FEDERAL- MOGUL LLC			PT
50216		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	02/27/2015	14/633946	12/27/2016	9528466	Granted	06/27/2035	CYLINDER HEAD GASKET	FEDERAL- MOGUL LLC			PT
50216	1	SEALS - HOT GASKETS	United States	Regular	Division	National	12/23/2016	15/389798			Filed		CYLINDER HEAD GASKET	FEDERAL- MOGUL LLC			PT
50231		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	01/05/2016	14/988228			Filed		MULTI-LAYER GASKET ASSEMBLY	FEDERAL- MOGUL LLC			PT
50361		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	12/19/2015	14/975263			Filed		MULTILAYER STATIC GASKET, DISTANCE LAYER WITH IMPROVED STOPPER REGION THEREFOR, AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL LLC			PT
50444		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	07/28/2015	14/811150			Filed		MULTI LAYER GASKET ASSEMBLY [HYBRID HIGH PRESSURE COMBUSTION SEAL]	FEDERAL- MOGUL LLC			PT
50529		SEALS - HOT GASKETS	United States	Regular	Original Filing	National	09/23/2016	15/274783			Filed		STATIC GASKET AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL LLC			PT
40141	1	SEALS - MODULES	United States	Regular	Division	National	10/05/2009	12/573372	10/09/2012	8281475	Granted	01/16/2027	SHEET METAL JOINT	FEDERAL- MOGUL WORLD WIDE LLC			PT
40282(BR2932)		SEALS - MODULES	United States	Regular	Original Filing	National	12/05/2005	11/293152	10/16/2007	7281508	Granted	12/05/2025	NEUES MODULKONZEPT FÜR KUNSTSTOFFHAUBEN	FM SEALING SYSTEMS BRETTEN GMBH			PT
50387		SEALS - MODULES	United States	Regular	Original Filing	Patent Cooperation Treaty	10/14/2015	15534180			Filed		balance modul consisting of piston and spring Ausgleichmodul bestehend aus Kolben und federn	FEDERAL- MOGUL SEALING SYSTEMS GMBH	06/16/2016	WO2016/091436	PT
30218	1	SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Original Filing	National	04/30/2002	10/135817	01/20/2004	6679932	Granted	04/30/2022	HIGH MACHINABILITY IRON BASE SINTERED ALLOY FOR VALVE SEAT INSERTS	FEDERAL- MOGUL WORLD WIDE LLC	01/16/2003	US2003- 0010153	PT
40775		SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Original Filing	Patent Cooperation Treaty	08/09/2007	12/377,094	10/02/2012	8277533	Granted	08/09/2027	Improved Powder Metallurgy Composition	FEDERAL- MOGUL SINTERED PRODUCTS LIMITED	07/29/2010	US2010/0190025	PT
41140	1	SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Continuation-In-Part	National	03/15/2013	13/837549	10/20/2015	9162285	Granted	04/07/2029	[J.V. with Ecole Polytechnique] POWDER METAL COMPOSITIONS FOR WEAR AND TEMPERATURE RESISTANCE APPLICATIONS AND METHOD OF PRODUCING SAME	FEDERAL- MOGUL LLC			PT
41140		SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Original Filing	National	04/07/2009	12/419683	01/17/2017	9546412	Granted	11/29/2031	POWDERED METAL ALLOY COMPOSITION FOR WEAR AND TEMPERATURE RESISTANCE APPLICATIONS AND METHOD OF PRODUCING SAME [J.V. with Ecole Polytechnique]	FEDERAL- MOGUL LLC			PT
41140	3	SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Continuation	National	09/13/2017	15/709552			Filed		[J.V. with Ecole Polytechnique] POWDER METAL COMPOSITIONS FOR WEAR AND TEMPERATURE RESISTANCE APPLICATIONS AND METHOD OF PRODUCING SAME	FEDERAL- MOGUL LLC			PT
41140	2	SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Division	National	09/16/2015	14/855883			Filed		[J.V. with Ecole Polytechnique] POWDER METAL COMPOSITIONS FOR WEAR AND TEMPERATURE RESISTANCE APPLICATIONS AND METHOD OF PRODUCING SAME	FEDERAL- MOGUL LLC			PT
41461	1	SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Division	National	08/03/2012	13/566432	08/12/2014	8801828	Granted	10/15/2029	METHOD TO PRODUCE POWDER METAL COMPONENTS CONTAINING FREE GRAPHITE TO PROMOTE SELF- LUBRICATION AND IMPROVED WEAR RESISTANCE	FEDERAL- MOGUL LLC			PT
41461		SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Original Filing	National	10/15/2009	12/579772	09/04/2012	8257462	Granted	03/24/2030	METHOD TO PRODUCE POWDER METAL COMPONENTS CONTAINING FREE GRAPHITE TO PROMOTE SELF- LUBRICATION AND IMPROVED WEAR RESISTANCE	FEDERAL- MOGUL LLC			PT
41461	2	SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Division	National	06/18/2014	14/308030			Filed		IRON-BASED SINTERED POWDER METAL FOR WEAR RESISTANT APPLICATIONS	FEDERAL- MOGUL LLC			PT
41916		SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Original Filing	National	12/05/2011	13/311123	02/24/2015	8962147	Granted	08/16/2032	POWDERED METAL COMPONENT IMPREGNATED WITH CERIA AND/OR YTTRIA AND METHOD OF MANUFACTURE [NANOCERIA-TYPE SOLUTION IMPREGNATION OF POWDER METAL COMPONENTS FOR CORROSION RESISTANCE AND PERFORMANCE IMPROVEMENT]	FEDERAL- MOGUL LLC			PT
42185		SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Original Filing	National	03/08/2013	13/790466	04/18/2017	9624568	Granted	10/12/2034	JDA W/ Ecole Polytechnique THERMAL SPRAY APPLICATIONS USING IRON BASED ALLOY POWDER [USE OF LEAN TOOL STEEL- TYPE ALLOY POWDER FOR THERMAL SPRAY APPLICATIONS]	FEDERAL- MOGUL LLC			PT
42411		SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Original Filing	Patent Cooperation Treaty	02/15/2011	13/579083			Filed		A MASTER ALLOY FOR PRODUCING SINTER HARDENED OR IMPROVED DURABILITY POWDER METAL (PM) COMPONENTS	FEDERAL- MOGUL LLC	08/18/2011	WO/ 2011/097736	PT
50470		SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Original Filing	National	10/17/2016	15/295733			Filed		JV with Ecole Polytechnique - TREATMENT OF MELT FOR ATOMIZATION TECHNOLOGY	FEDERAL- MOGUL LLC			PT
50607		SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Original Filing	National	10/16/2017	15/784587			Filed		FREE GRAPHITE CONTAINING POWDERS [CAST IRON POWER (CIP) DEVELOPMENT]	FEDERAL- MOGUL LLC			PT
50649		SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Original Filing	National	09/01/2017	15/693747			Filed		SELF-GENERATED PROTECTIVE ATMOSPHERE FOR LIQUID METALS (Joint w/Ecole Polytechnique)	FEDERAL- MOGUL LLC			PT
50698		SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Original Filing	National	08/03/2017	15/668368			Filed		COPPER INFILTRATED MOLYBDENUM AND/ OR TUNGSTEN BASE POWDER METAL ALLOY FOR SUPERIOR THERMAL CONDUCTIVITY	FEDERAL- MOGUL LLC			PT
50723		SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Original Filing	National	12/15/2017	15/844277			Filed		THERMOMETRIC METALLURGY MATERIALS	FEDERAL- MOGUL LLC			PT
50827		SINTERED - VAVLE SEATS & GUIDES	United States	Regular	Original Filing	Patent Cooperation Treaty	04/12/2018	15/951688			Filed		MULTILAYER SINTERED BUSHINGS AND BEARINGS	FEDERAL- MOGUL LLC			PT
40245		SKOKIE SEALING	United States	Regular	Original Filing	National	07/29/2005	11/193810	12/11/2007	7306235	Granted	07/29/2025	PINNED LIMITER	FEDERAL- MOGUL WORLD WIDE LLC			MP
40245	2	SKOKIE SEALING	United States	Regular	Continuation-In-Part	National	09/14/2012	13/617651	05/27/2014	8733763	Granted	07/29/2025	GASKET ASSEMBLY HAVING ISOLATED COMPRESSION LIMITING DEVICE	FEDERAL- MOGUL LLC			MP
40245	1	SKOKIE SEALING	United States	Regular	Division	National	10/29/2007	11/927221	05/13/2014	8720906	Granted	10/08/2026	GASKET ASSEMBLY HAVING ISOLATED COMPRESSION LIMITING DEVICE	FEDERAL- MOGUL LLC			MP
40246		SKOKIE SEALING	United States	Regular	Original Filing	National	07/29/2005	11/193812	12/04/2007	7302925	Granted	07/29/2025	MANIFOLD GASKET HAVING PUSHROD GUIDE	FEDERAL- MOGUL WORLD WIDE LLC			MP
40246	1	SKOKIE SEALING	United States	Regular	Division	National	10/23/2007	11/877362	10/23/2012	8292303	Granted	08/09/2026	MANIFOLD GASKET HAVING PUSHROD GUIDE	FEDERAL- MOGUL WORLD WIDE LLC			MP
41417		SKOKIE SEALING	United States	Regular	Original Filing	National	02/03/2010	12/699310	10/08/2013	8550469	Granted	10/11/2031	MULTI-LAYERED COMPOSITE GASKET	FEDERAL- MOGUL LLC			MP
41767		SKOKIE SEALING	United States	Regular	Original Filing	National	06/08/2012	13/492143	12/19/2017	9845883	Granted	07/04/2032	SHAFT SEAL ASSEMBLY [TRUCK AXLE SEAL WITH VACUUM PORT FEATURE]	FEDERAL- MOGUL LLC			MP
42260		SKOKIE SEALING	United States	Regular	Original Filing	National	03/17/2014	14/215796	09/13/2016	9441574	Granted	04/25/2034	ENGINE SPACER PLATE GASKET	FEDERAL- MOGUL LLC			MP
42260	1	SKOKIE SEALING	United States	Regular	Division	National	08/29/2016	15/249745			Filed		ENGINE SPACER PLATE GASKET	FEDERAL- MOGUL LLC			MP
50052		SKOKIE SEALING	United States	Regular	Original Filing	National	07/15/2014	14/331972	11/01/2016	9482179	Granted	07/15/2034	CYLINDER HEAD GASKETS WITH PUSH-ROD EYELETS	FEDERAL- MOGUL LLC			MP
50127		SKOKIE SEALING	United States	Regular	Original Filing	National	08/19/2014	14/462836	05/23/2017	9657840	Granted	09/19/2034	MULTI-LAYER GASKET ASSEMBLY	FEDERAL- MOGUL LLC			MP
50184		SKOKIE SEALING	United States	Regular	Original Filing	National	08/20/2014	14/464161			Filed		MULTI-LAYER GASKET ASSEMBLY	FEDERAL- MOGUL LLC			MP
51045		SKOKIE SEALING	United States	Provisional Filing	Original Filing	National	08/01/2018	62/713018			Filed	08/01/2019	SELF-EMBOSSING GASKET TECHNOLOGY	Federal-Mogul Motorparts LLC			MP
30322		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	11/14/2001	09/993155	10/28/2003	6639148	Granted	11/14/2021	DUAL DRAIN WIRE FOR EMI SHIELDING SLEEVE	Federal-Mogul Systems Protection Group			PT
30323		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	10/22/2002	10/277297	03/30/2004	6711920	Granted	10/22/2022	KNIT CONVOLUTE PROTECTED SLEEVE	FEDERAL- MOGUL WORLD WIDE LLC	05/15/2003	2003/0089971	PT
30413		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	06/20/2003	10/600944	12/27/2005	6978643	Granted	01/20/2024	MULTIPLE LAYER INSULATING SLEEVE	FEDERAL- MOGUL WORLD WIDE LLC	01/08/2004	2004/0003630	PT
30586		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/02/2004	10/791230	11/01/2005	6960722	Granted	03/02/2024	HARNESS JUNCTION OVERWRAP	FEDERAL- MOGUL WORLD WIDE LLC			PT
30586	1	SYSTEMS PROTECTION	United States	Reissue Patent	Original Filing	National	11/01/2007	11/933767	05/25/2010	RE41348E	Granted	03/02/2024	HARNESS JUNCTION OVERWRAP	FEDERAL- MOGUL WORLD WIDE LLC			PT
30687		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	12/21/2004	11/018700	04/24/2007	7207762	Granted	12/21/2024	ATTACHABLE PUSH-ON RETAINERS	FEDERAL- MOGUL WORLD WIDE LLC			PT
40018		SYSTEMS PROTECTION	United States	Regular	Continuation-In-Part	National	03/27/2007	11/691541	09/11/2012	8263866	Granted	09/16/2024	PROTECTION SHIELD POSITIONING ASSEMBLY AND POSITIONING DEVICE THEREFOR AND METHOD OF USE [HEAT SHIELD POSITIONING ASSEMBLY]	FEDERAL- MOGUL WORLD WIDE LLC		US20070191755	PT
40018	1	SYSTEMS PROTECTION	United States	Regular	Division	National	08/08/2012	13/569775	10/13/2015	9157564	Granted	03/27/2027	PROTECTION SHIELD POSITIONING ASSEMBLY AND POSITIONING DEVICE THEREFOR AND METHOD OF USE	FEDERAL- MOGUL WORLD WIDE LLC	11/29/2012	2012/02988178	PT
40018	2	SYSTEMS PROTECTION	United States	Regular	Division	National	09/08/2015	14/847706			Filed		PROTECTION SHIELD POSITIONING ASSEMBLY AND POSITIONING DEVICE THEREFOR AND METHOD OF USE	FEDERAL- MOGUL WORLD WIDE LLC	11/29/2012	2012/02988178	PT
40081		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/06/2002	10/213022	08/26/2003	6610928	Granted	08/06/2022	THERMALLY INSULATIVE SLEEVE	FEDERAL- MOGUL WORLD WIDE LLC			PT
40123		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	02/22/2005	11/063321	03/13/2007	7188642	Granted	08/18/2025	LOW FRICTION PULL TAPE	FEDERAL- MOGUL WORLD WIDE LLC			PT
40133		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	10/01/2004	10/956550	05/15/2007	7216622	Granted	10/01/2024	WIRING HARNESS WITH INTEGRATED COMPONENT HEAT SHIELD	FEDERAL- MOGUL WORLD WIDE LLC			PT
40135		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	12/21/2005	11/316313	02/06/2007	7171940	Granted	12/21/2025	HEAT SHIELD FOR ENGINE MOUNT	FEDERAL- MOGUL WORLD WIDE LLC			PT
40238		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	07/20/2005	11/185589	05/15/2007	7216678	Granted	07/20/2025	SELF-WRAPPING TUBE	FEDERAL- MOGUL WORLD WIDE LLC			PT
40238	2	SYSTEMS PROTECTION	United States	Regular	Continuation-In-Part	National	12/28/2006	11/616983	07/08/2008	7395680	Granted	07/27/2025	SELF-CURLING KNITTED SLEEVE AND METHOD OF FABRICATION	FEDERAL- MOGUL WORLD WIDE LLC			PT
40361		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/12/2007	11/684984	08/18/2009	7576286	Granted	03/12/2027	PROTECTIVE SLEEVE FABRICATED WITH HYBRID YARN HAVING WIRE FILAMENTS AND METHODS OF CONSTRUCTION	FEDERAL- MOGUL WORLD WIDE LLC			PT
40384		SYSTEMS PROTECTION	United States	Regular	Original Filing	Patent Cooperation Treaty	08/01/2000	10/048568			Filed		SOUND ABSORBENT PROTECTIVE SLEEVE [Gaine Textile de Protection Acoustique]	FEDERAL- MOGUL SYSTEMS PROTECTION S.A.S.	02/08/2001	WO01/09417	PT
40386		SYSTEMS PROTECTION	United States	Regular	Original Filing	Patent Cooperation Treaty	12/03/2002	10/498997	07/10/2007	7241482	Granted	02/16/2023	[PROTECTIVE SHEATH RECLOSEABLE BY OVERLAPPING AND USE OF THIS SHEATH [GAINE DE PROTECTION REFERMABLE PAR RECOUVREMENT ET UTILISATION DE CETTE GAINE]	FEDERAL- MOGUL SYSTEMS PROTECTION S.A.S.	03/31/2005	us-2005-006966	PT
40390		SYSTEMS PROTECTION	United States	Regular	Original Filing	Patent Cooperation Treaty	03/22/2004	10/550727	06/26/2007	7235737	Granted	03/22/2024	ELECTROMAGNETIC SHIELDING SLEEVE WHICH IS INTENDED, FOR EXAMPLE, TO PROTECT BUNDLES OF CABLES FOR USE IN AERONAUTICS	FEDERAL- MOGUL SYSTEMS PROTECTION S.A.S.		2006185872	PT
40390	1	SYSTEMS PROTECTION	United States	Regular	Continuation	National	05/22/2007	11/751927			Filed		ELECTROMAGNETIC SHIELDING SLEEVE FOR PROTECTING BUNDLES OF CABLES AND METHODS OF CONSTRUCTION THEREOF AND PROTECTING WIRES	FEDERAL- MOGUL SYSTEMS PROTECTION S.A.S.		2006185872	PT
40393		SYSTEMS PROTECTION	United States	Regular	Original Filing	Patent Cooperation Treaty	10/14/2005	11/665328	11/02/2010	7823420	Granted	10/14/2025	ELEMENT TEXTILE DE PROTECTION D’UN SUPPORT PLASTIQUE	FEDERAL- MOGUL SYSTEMS PROTECTION S.A.S.	04/21/2006	WO2006/042946	PT
40394		SYSTEMS PROTECTION	United States	Regular	Original Filing	Patent Cooperation Treaty	10/11/2005	11/665536			Filed		PROCEDE DE FIXATION D’UN ECRAN THERMIQUE SUR UNE PIECE PLASTIQUE ET ECRAN THERMIQUE (Method for Fixing a Thermal Screen onto a Plastic Part and Thermal Screen Thus Adapted)	FEDERAL- MOGUL SYSTEMS PROTECTION S.A.S.	04/27/2006	WO/ 2006/042935	PT
40434		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/14/2006	11/375326	10/28/2008	7442875	Granted	05/26/2026	PROTECTED SHEATH WITH INTEGRAL BIASED FLAP CLOSURE	FEDERAL- MOGUL WORLD WIDE LLC			PT
40582	1	SYSTEMS PROTECTION	United States	Regular	Division	National	08/23/2012	13/593325	03/04/2014	8663766	Granted	01/18/2027	FABRIC FOR END FRAY RESISTANCE AND PROTECTIVE SLEEVES FORMED THEREWITH AND METHODS OF CONSTRUCTION	FEDERAL- MOGUL WORLD WIDE LLC			PT
40582		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	01/18/2007	11/654943	09/25/2012	8273429	Granted	10/04/2028	FABRIC FOR END FRAY RESISTANCE AND PROTECTIVE SLEEVES FORMED THEREWITH AND METHODS OF CONSTRUCTION	FEDERAL- MOGUL WORLD WIDE LLC			PT
40599		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	01/04/2007	11/619736	05/29/2012	8186325	Granted	06/10/2030	HEAT SHIELD HAVING LOCATING AND RETENTION FEATURES	FEDERAL- MOGUL WORLD WIDE LLC			PT
40599	1	SYSTEMS PROTECTION	United States	Regular	Division	National	05/11/2012	13/469658	11/18/2014	8887687	Granted	06/10/2030	HEAT SHIELD HAVING LOCATING AND RETENTION FEATURES	FEDERAL- MOGUL WORLD WIDE LLC			PT
40620		SYSTEMS PROTECTION	United States	Regular	Original Filing	Patent Cooperation Treaty	02/26/2007	12/279725			Filed		SLEEVING FOR IMPACT PROTECTION OF A PIPE AGAINST IMPACTS, IN PARTICULAR FOR FUEL PIPES [Gaine de protection aux chocs]	FEDERAL- MOGUL OPERATIONS FRANCE SAS	09/07/2007	WO/ 2007/099219	PT
40660		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/01/2007	11/712650	10/13/2009	7600539	Granted	07/10/2027	LOW PROFILE TEXTILE WIRE BUNDLER SLEEVE	FEDERAL- MOGUL WORLD WIDE LLC			PT
40663		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	12/28/2006	11/617686	06/04/2013	8455080	Granted	12/28/2026	SELF-ADHESIVE PROTECTIVE SUBSTRATE	FEDERAL- MOGUL WORLD WIDE LLC			PT
40664		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	04/09/2007	11/697836	04/28/2009	7523532	Granted	04/09/2027	NONWOVEN SELF WRAPPING ACOUSTIC SLEEVE AND METHOD OF CONSTRUCTION THEREFOR	FEDERAL- MOGUL WORLD WIDE LLC			PT
40664	1	SYSTEMS PROTECTION	United States	Regular	Division	National	03/25/2009	12/410947	07/13/2010	7754301	Granted	04/09/2027	NONWOVEN SELF WRAPPING ACOUSTIC SLEEVE AND METHOD OF CONSTRUCTION THEREFOR	FEDERAL- MOGUL WORLD WIDE LLC			PT
40665		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	04/03/2007	11/696043	12/28/2010	7858164	Granted	08/06/2029	END FRAY SOLUTION FOR TEXTILE STRUCTURE	FEDERAL- MOGUL WORLD WIDE LLC			PT
40737	2	SYSTEMS PROTECTION	United States	Regular	Division	National	09/02/2011	13/224401	06/18/2013	8464427	Granted	06/27/2027	SLEEVE BEARING ASSEMBLY AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL WORLD WIDE LLC			PT
40745	1	SYSTEMS PROTECTION	United States	Regular	Original Filing	National	06/27/2007	11/769354	04/10/2012	8152380	Granted	01/12/2030	SLEEVE BEARING ASSEMBLY AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL WORLD WIDE LLC			PT
40802		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	09/21/2007	11/859428	09/18/2012	8268916	Granted	09/21/2027	FLAME-RETARDANT COMPOUND AND METHOD OF MANUFACTURE THEREOF	FEDERAL- MOGUL WORLD WIDE LLC			PT
40856	1	SYSTEMS PROTECTION	United States	Regular	Original Filing	National	01/09/2008	11/971484	06/29/2010	7744143	Granted	10/15/2028	NONWOVEN PANEL AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
40924	1	SYSTEMS PROTECTION	United States	Regular	Continuation	National	12/17/2013	14/109601	01/05/2016	9228278	Granted	02/25/2029	PROTECTIVE TEXTILE SLEEVE HAVING HIGH EDGE ABRASION RESISTANCE AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL POWERTRAIN LLC			PT
40924		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	02/25/2009	12/392156	04/22/2014	8701716	Granted	02/09/2032	PROTECTIVE TEXTILE SLEEVE HAVING HIGH EDGE ABRASION RESISTANCE AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL POWERTRAIN LLC			PT
40935		SYSTEMS PROTECTION	United States	Regular	Original Filing	Patent Cooperation Treaty	05/07/2008	12/599099			Filed		ELECTROMAGNETIC PROTECTION SHEATH MADE OF TEXTILE [ROUND-IT] (Gaine de protection electromagnetique (EMI) en textile)	FEDERAL- MOGUL SYSTEMS PROTECTION S.A.S.	08/26/2010	2010/0212952	PT
40978		SYSTEMS PROTECTION	United States	Regular	Original Filing	Patent Cooperation Treaty	07/16/2008	12/669850	07/08/2014	8771817	Granted	07/16/2028	METHOD OF APPLYING AN ELASTOMER TO A SHEATH [PROCEDE D’APPLICATION D’UN ELASTOMERE SUR UNE GAINE]	FEDERAL- MOGUL SYSTEMS PROTECTION S.A.S.	03/12/2009	WO/ 2009/030834	PT
40979		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	01/06/2009	12/349264	05/12/2015	9028937	Granted	12/01/2031	MULTILAYER PROTECTIVE TEXTILE SLEEVE AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL POWERTRAIN LLC			PT
40999		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/22/2008	12/196375	07/20/2010	7757517	Granted	09/07/2028	PROTECTIVE SLEEVE WITH KNITTED OPENING AND METHOD OF MANUFACTURE	FEDERAL- MOGUL POWERTRAIN LLC			PT
41007		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	10/07/2010	12/900105	01/17/2017	9548596	Granted	06/14/2031	FLEXIBLE TEXTILE SLEEVE WITH END FRAY RESISTANT, PROTECTIVE COATING AND METHOD OF CONSTSRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
41032		SYSTEMS PROTECTION	United States	Regular	Original Filing	Patent Cooperation Treaty	11/30/2010	12/995276			Filed		OVEN SEALING WITH SPRING EFFECT FOR AUTOMATIC FIXTURE TO THE OVEN [Joint d/ etancheite, piece de four equipe d’un tel joint et four comprenant un tel joint]	FEDERAL- MOGUL SYSTEMS PROTECTION S.A.S.			PT

Docket #	File #	Client Division	Country	Case Type	Relation Type	Filing Type	Application Date	Application Number	Grant Date	Patent Number	Status	Expiration Date	Title	Current Owner	Publication Date	Publication Number	Segment
41129		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	09/03/2009	12/553231	06/10/2014	8747582	Granted	09/03/2029	SELF-WRAPPING TEXTILE SLEEVE WITH PROTECTIVE COATING AND METHOD OF MANUFACTURE	FEDERAL- MOGUL POWERTRAIN LLC			PT
41129	1	SYSTEMS PROTECTION	United States	Regular	Division	National	05/15/2014	14/278798	05/10/2016	9336924	Granted	09/03/2029	SELF-WRAPPING TEXTILE SLEEVE WITH PROTECTIVE COATING AND METHOD OF MANUFACTURE	FEDERAL- MOGUL POWERTRAIN LLC			PT
41155		SYSTEMS PROTECTION	United States	Regular	Original Filing	Patent Cooperation Treaty	03/25/2009	12/933773	05/21/2013	8445784	Granted	02/07/2030	Protective Device, Particularly for Connection Element [ Dispositif de protection, notamment pour un lement de connexion]	FEDERAL- MOGUL SYSTEMS PROTECTION S.A.S.			PT
41231		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	06/10/2009	12/481670			Filed		NON-WOVEN SELF- WRAPPING THERMAL SLEEVE	FEDERAL- MOGUL POWERTRAIN LLC			PT
41249		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/22/2008	12/196715	01/25/2011	7874184	Granted	04/10/2029	THERMAL PROTECTION SLEEVE WITH KNIT THERMAL PROTECTION FEATURES AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
41294		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	05/10/2011	13/104508			Filed		NON-WOVEN, SELF- WRAPPING THERMAL SLEEVE AND METHOD OF CONSTRUCTION THEREOF (look at 40664 and 41261)	FEDERAL- MOGUL POWERTRAIN LLC			PT
41459		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/16/2011	13/210638			Filed		NON-KINKING SELF- WRAPPING WOVEN SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
41460		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	06/16/2011	13/162006	04/15/2014	8697786	Granted	06/16/2031	FLAME-RETARDANT COMPOUND, CONTINUOUS MATERIALS CONSTRUCTED THEREFROM AND METHODS OF MANUFACTURE THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
41554		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	06/10/2010	12/797798			Filed		FLEXIBLE, ABRASION RESISTANT TEXTILE SLEEVE AND METHOD OF CONSTRUCTION HEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
41562		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	12/08/2011	13/314289			Filed		TEXTILE SLEEVE WITH PROTECTIVE COATING AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
41571		SYSTEMS PROTECTION	United States	Regular	Continuation-In-Part	National	09/04/2009	12/554454	10/09/2012	8283563	Granted	07/10/2029	EMI/RFI/ESD SHIELDING SLEEVES FABRICATED WITIH HYBRID YARN HAVING BOTH NON-CONDUCTIVE FILAMENTS AND SINGLE PIECE CONDUCTIVE WIRE FILAMENTS AND METHODS OF CONSTRUCTING THE SLEEVES AND HYBRID YARN	FEDERAL- MOGUL POWERTRAIN LLC			PT
41580		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	07/19/2010	12/838816	05/07/2013	8434333	Granted	12/19/2030	TRI-LAYER KNIT FABRIC, THERMAL PROTECTIVE MEMBER FORMED THEREFROM AND METHODS OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
41631		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/15/2013	13/836299	06/23/2015	9062396	Granted	09/18/2033	CORRUGATED KNIT SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
41642	2	SYSTEMS PROTECTION	United States	Regular	Division	National	06/08/2015	14/733031	01/02/2018	9856061	Granted	11/09/2030	LOW PROFILE, WRAPPABLE ELONGATE MEMBERS SPACER AND METHOD OF MAINTAINING ELONGATE MEMBERS IN FIXED, SPACED RELATIVE RELATION	FEDERAL- MOGUL POWERTRAIN LLC			PT
41642		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	11/09/2010	12/942309	06/23/2015	9062802	Granted	06/25/2032	LOW PROFILE, WRAPPABLE SPACER FOR MAINTAINING A PAIR OF ELONGATE MEMBERS IN FIXED, SPACED RELATIVE RELATION AND METHOD OF MAINTAINING ELONGATE MEMBERS IN FIXED, SPACED RELATIVE RELATION	FEDERAL- MOGUL POWERTRAIN LLC			PT
41642	3	SYSTEMS PROTECTION	United States	Regular	Division	National	12/28/2017	15/856634			Filed		LOW PROFILE, WRAPPABLE ELONGATE MEMBERS SPACER AND METHOD OF MAINTAINING ELONGATE MEMBERS IN FIXED, SPACED RELATIVE RELATION	FEDERAL- MOGUL POWERTRAIN LLC			PT
41655		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	10/02/2012	13/633528	11/04/2014	8875746	Granted	11/08/2032	TEXTILE SLEEVE WITH TWISTED HYBRID FILL YARN AND METHOD OF CONSTRUCTION THEREOF [TWISTED YARN IN THE FILL DIRECTION FOR MULTIFUNCTIONAL PERFORMANCE IN A SINGLE END]	FEDERAL- MOGUL POWERTRAIN LLC			PT
41661		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/16/2010	12/856919	07/04/2017	9695962	Granted	10/26/2032	FIRE RESISTANT TEXTILE SLEEVE AND METHODS OF CONSTRUCTION THEREOF AND PROVIDING FIRE PROTECTION THEREWITH	FEDERAL- MOGUL POWERTRAIN LLC			PT
41662		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	11/24/2010	12/953788	02/05/2013	8367182	Granted	06/11/2031	OPEN SLEEVE WITH INTEGRATED FIXING (LOOP) AND CLOSING (LACING TAPE) MECHANISM [Gaine ouverte avec fixation et fermeture integree]	FEDERAL- MOGUL POWERTRAIN LLC			PT
41764		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	06/15/2011	13/160613	09/24/2013	8540531	Granted	11/16/2031	EMI CONNECTOR FERRULE AND ASSEMBLY COMBINATION THEREWITH	FEDERAL- MOGUL POWERTRAIN LLC			PT
41807		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/22/2012	13/592150	05/10/2016	9334591	Granted	12/27/2032	FLEXIBLE GREEN NONWOVEN BATTERY COVER AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
41807	1	SYSTEMS PROTECTION	United States	Regular	Division	National	04/12/2016	15/096426			Filed		FLEXIBLE GREEN NONWOVEN BATTERY COVER AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
41826		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	07/16/2014	14/333342	04/05/2016	9307685	Granted	07/16/2034	See also 50118 THE USE OF LOW MELT FUSABLE MATERIAL FOR RETAINING THE BRAID ANGLE ON EMI SLEEVING	FEDERAL- MOGUL POWERTRAIN LLC			PT
41826	1	SYSTEMS PROTECTION	United States	Regular	Division	National	03/23/2016	15/078341			Filed		PROTECTIVE SLEEVE WITH BONDED WIRE FILAMENTS AND METHODS OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
41876		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	09/20/2011	13/236960			Filed		(JDA with e2e) COMPOSITE PANEL HAVING BONDED NONWOVEN AND BIODEGRADABLE RESINOUS-FIBER LAYERS AND METHOD OF CONSTRUCTION (f/k/a PRESSED QUIET SHIELD)	FEDERAL- MOGUL POWERTRAIN LLC			PT
41887		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	09/30/2011	13/249667	08/13/2013	8505339	Granted	12/23/2031	KNIT SLEEVE WITH KNIT BARRIER HAVING A BARRIER THEREIN AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL POWERTRAIN LLC			PT
41910		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	10/04/2012	13/644781	01/09/2018	9862109	Granted	10/04/2034	METHOD OF CUTTING TUBULAR MEMEBERS AND APPARATUS THEREFOR [MULTI-END TWISTUBE TOWER FORM AND CUT MACHINE]	FEDERAL- MOGUL POWERTRAIN LLC			PT
41937		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	06/25/2012	13/531768	04/17/2018	9945054	Granted	10/21/2032	HIGH TEMPERATURE RESISTANT WEFT KNIT TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
41939		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	06/14/2012	13/523405	09/10/2013	8528456	Granted	06/14/2032	COATED TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
41961		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/22/2012	13/592172	06/24/2014	8757215	Granted	09/07/2032	RADIALLY COLLAPSIBLE AND EXPANDABLE TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF [sleeve which allows for low profile shipping]	FEDERAL- MOGUL POWERTRAIN LLC			PT
42034		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	06/11/2012	13/493661			Filed		REFLECTIVE TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF [FLEXIBLE HEAT SHIELD: SILVER FLEXGUARD]	FEDERAL- MOGUL POWERTRAIN LLC			PT
42054		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	04/18/2012	13/450021			Filed		MULTILAYER TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF [TEXTILE HIGH STRENGTH CRASH PROTECTION]	FEDERAL- MOGUL POWERTRAIN LLC			PT
42151		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	07/25/2014	14/340691			Filed		REINFORCED WRAPPABLE PROTECTIVE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
42152		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/13/2013	13/801633	03/06/2018	9913415	Granted	01/19/2036	EMI SHIELDING TEXTILE FABRIC, WRAPPABLE SLEEVE CONSTRUCTED THEREFROM AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
42188		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	11/01/2013	14/070237	06/26/2018	10006157	Granted	04/07/2034	POWDER RESIN LAYERED NONWOVEN MATERIAL AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
42214		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/01/2013	13/782813	07/28/2015	9091002	Granted	03/01/2033	WRAPPABLE END FRAY RESISTANT PROTECTIVE TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF [COLD CUT END FRAY SOLUTION BY SUDDENLY INCREASING WARP YARN DENSITY AND CALENDERING PROCESS]	FEDERAL- MOGUL POWERTRAIN LLC			PT
42216		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/05/2014	14/198288	03/22/2016	9290876	Granted	03/20/2034	HEAT-SHRUNK TEXTILE SLEEVE WITH EXTENDED ELECTRO- FUNCTIONAL YARN AND METHOD OF CONSTRUCTION THEREOF [Gain chauffante textile thermo retractable incluant des fils metalliques a degagement akutomatique]	FEDERAL- MOGUL POWERTRAIN LLC			PT
42223		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	02/04/2014	14/172715	03/06/2018	9909237	Granted	06/23/2035	NON-KINKING SELF- WRAPPING WOVEN SLEEVE AND METHOD OF CONSTRUCTION THEREOF [FLEXIBLE WOVEN STRUCTURES]	FEDERAL- MOGUL POWERTRAIN LLC			PT
42223	1	SYSTEMS PROTECTION	United States	Regular	Division	National	03/05/2018	15/911525			Filed		NON-KINKING SELF- WRAPPING WOVEN SLEEVE AND METHOD OF CONSTRUCTION THEREOF [FLEXIBLE WOVEN STRUCTURES]	FEDERAL- MOGUL POWERTRAIN LLC			PT
42276		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/13/2013	13/801889	03/01/2016	9277684	Granted	11/02/2033	SELF-WRAPPING EMI SHIELDING TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
42298	1	SYSTEMS PROTECTION	United States	Regular	Division	National	04/12/2016	15/096561	03/06/2018	9908251	Granted	10/05/2032	METHOD OF CUTTING TUBULAR MEMBERS AND APPARATUS THEREFOR [ANGLE CUTTING FOR TWISTTUBE PROCESS (VER.5.3 CUTTING MACHINE)	FEDERAL- MOGUL POWERTRAIN LLC			PT
42298		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	10/05/2012	13/645097	05/10/2016	9333662	Granted	12/20/2033	METHOD OF CUTTING TUBULAR MEMBERS AND APPARATUS THEREFOR [ANGLE CUTTING FOR TWISTTUBE PROCESS (VER.5.3 CUTTING MACHINE)	FEDERAL- MOGUL POWERTRAIN LLC			PT
42320		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/11/2013	13/793397	10/25/2016	9478954	Granted	10/22/2028	SELF-CURLING NONWOVEN SLEEVE AND METHOD OF CONSTRUCTION THEREOF [FLEXIBLE QUIETWRAP]	FEDERAL- MOGUL POWERTRAIN LLC			PT
42320	1	SYSTEMS PROTECTION	United States	Regular	Division	National	10/19/2016	15/297330			Filed		SELF-CURLING NONWOVEN SLEEVE AND METHOD OF CONSTRUCTION THEREOF [FLEXIBLE QUIETWRAP]	FEDERAL- MOGUL POWERTRAIN LLC			PT
42361		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/11/2014	14/204294			Filed		WRAPPABLE TEXTILE SLEEVE HAVING SUPPLEMENTAL LACE CLOSURE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
42396	1	SYSTEMS PROTECTION	United States	Regular	Original Filing	National	02/11/2013	13/764443	05/12/2015	9027706	Granted	06/13/2033	ENHANCED, LIGHTWEIGHT SCRIM ABSORBER [IMPROVED LIGHTER SOUND ABSORBER]	FEDERAL- MOGUL POWERTRAIN LLC			PT
42429		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	02/06/2013	13/761049	07/19/2016	9394636	Granted	04/29/2034	ENHANCED BRAIDED SLEEVE AND METHOD OF CONSTRUCTION THEREOF [TUBULAR BRAIDED SLEEVE FOR HIGH STRENGTH CRASH PROTECTION]	FEDERAL- MOGUL POWERTRAIN LLC			PT
42444		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	12/10/2012	13/710148	03/29/2016	9297491	Granted	08/15/2033	CLEVAFLEX ACQUISITION - THERMALLY INSULATIVE AND REFLECTIVE CONVOLUTED SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
42445		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	05/09/2002	10/142017	03/16/2004	6705669	Granted	05/09/2022	CLEVAFLEX ACQ - ENERGY ABSORBER	FEDERAL- MOGUL POWERTRAIN LLC			PT
42446		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	12/11/2003	10/733596	08/12/2008	7410550	Granted	12/11/2023	CLEVAFLEX ACQ - FLEXIBLE INSULATING SLEEVE	FEDERAL- MOGUL POWERTRAIN LLC			PT
42451		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/17/2014	14/216444			Filed		MOLDABLE NONWOVEN HAVING HIGH STRENGTH TO WEIGHT RATIO FOR STRUCTURAL COMPONENTS AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
42461	1	SYSTEMS PROTECTION	United States	Regular	Division	National	11/27/2017	15/823102			Filed		[F-M POWERTRAIN AND ACOME JOINTLY OWN THIS PATENT] COAXIAL CABLE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
42461		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	12/10/2013	14/102180			Filed		[F-M POWERTRAIN AND ACOME JOINTLY OWN THIS PATENT] COAXIAL CABLE AND METHOD OF CONSTRUCTION THEREOF [AUTOMOTIVE HIGH VOLTAGE CASBLE >60 V RMS) SHIELDED AGAINST EMI WITH A LIGHT AND FLEXIBLE BRAID]	FEDERAL- MOGUL POWERTRAIN LLC			PT
42465		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	07/26/2013	13/952441			Filed		WRAPPABLE PROTECTIVE SLEEVE WITH CLOSURE AND LOCATING FEATURE AND METHODS OF CONSTRUCTION AND USE THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
42477		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/10/2014	14/203162	09/08/2015	9127381	Granted	03/26/2034	WRAPPABLE TEXTILE SLEEVE WITH EXTENDABLE ELECTRO- FUNCTIONAL YARN LEADS AND METHOD OF CONSTRUCTION THEREOF [WRAPPABLE WOVEN SLEEVE INTEGRATED WITH ACTIVE WIRES FOR ENERGY TRANSER APPLICATIONS]	FEDERAL- MOGUL POWERTRAIN LLC			PT
42484		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/13/2014	14/209340	08/29/2017	9745679	Granted	11/24/2035	WARP KNIT WRAPPABLE SLEEVE WITH EXTENDABLE ELECTRO- FUNCTIONAL YARNS AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
42506		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/13/2014	14/209563	11/14/2017	9816208	Granted	11/11/2035	SELF-WRAPPABLE ePTFE TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF (combined with 42452)	FEDERAL- MOGUL POWERTRAIN LLC			PT
42508		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	09/12/2014	14/484369			Filed		HIGH SURFACE AREA FIBER AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
42509		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/03/2015	14/636662	08/16/2016	9416469	Granted	03/03/2035	FLEXIBLE, ABRASION RESISTANT TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
42576		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/14/2013	13/803225			Filed		END-FRAY RESISTANT HEAT-SHRINKABLE WOVEN SLEEVE, ASSEMBLY THEREWITH AND METHODS OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50016	2	SYSTEMS PROTECTION	United States	Regular	Continuation-In-Part	National	12/03/2014	14/559832	08/02/2016	9404204	Granted	03/15/2033	CIP of SY-41554 FLEXIBLE, ABRASION RESISTANT TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50016	1	SYSTEMS PROTECTION	United States	Regular	Continuation-In-Part	National	03/15/2013	13/837136	01/06/2015	8925592	Granted	06/08/2033	CIP of SY-41554 FLEXIBLE, ABRASION RESISTANT TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50048		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	05/28/2014	14/288795	04/25/2017	9633758	Granted	11/07/2034	WRAPPED TEXTILE SLEEVE WITH BONDED CLOSURE MECHANISM AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50048	1	SYSTEMS PROTECTION	United States	Regular	Division	National	09/02/2016	15/255661			Filed		WRAPPED TEXTILE SLEEVE WITH BONDED CLOSURE MECHANISM AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50090		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	11/21/2014	14/550621			Filed		SPIRAL WRAPPED NONWOVEN SLEEVE AND METHOD OF CONSTRUCTION THEREOF [REFLECTSLEEVE 1485 / 1486 EDGE SEALING]	FEDERAL- MOGUL POWERTRAIN LLC			PT
50092		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/26/2014	14/468997			Filed		PROTECTIVE TEXTILE SLEEVE WITH HOT MELT FIXATION, END FRAY PREVENTION LAYER AND METHODS OF CONSTRUCTION AND APPLICATION THEREOF [HOT MELT POWDER AND SHEET FOR FIXATION OF APPLICATION]	FEDERAL- MOGUL POWERTRAIN LLC			PT
50112		SYSTEMS PROTECTION	United States	Regular	Division	National	04/02/2018	15/943201			Filed		50115 50116 combined into 50112 WRAPPABLE LAMINATED TEXTILE SLEEVE WITH ENHANCED FLEXIBILITY AND METHOD OF REDUCING CRACKING IN A FOIL LAYER OF A WRAPPABLE TEXTILE SLEEVE	FEDERAL- MOGUL POWERTRAIN LLC			PT
50112		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	10/01/2013	14/043663			Filed		50115 50116 combined into 50112 WRAPPABLE LAMINATED TEXTILE SLEEVE WITH ENHANCED FLEXIBILITY AND METHOD OF REDUCING CRACKING IN A FOIL LAYER OF A WRAPPABLE TEXTILE SLEEVE	FEDERAL- MOGUL POWERTRAIN LLC			PT
50114		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/26/2014	14/468858			Filed		WRAPPABLE MULTI- LAYERED HEATSHIELD [MULTI- LAYERED SANDWICH STRUCTURE THERMAL INSULATING HEATSHIELD FOR AUTOMOTIVE EXHAUST SYSTEM]	FEDERAL- MOGUL POWERTRAIN LLC			PT
50137		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	05/01/2015	14/701875			Filed		MICRO-PERFORATED REFLECTIVE TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50154		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	02/20/2015	14/627462	12/12/2017	9840793	Granted	10/15/2035	Non-Kinking Wrappable Knit Sleeve and Method of Construction Thereof	FEDERAL- MOGUL POWERTRAIN LLC			PT
50163		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	12/08/2014	14/563786	01/09/2018	9863070	Granted	05/01/2036	TUBULAR KNITTING EDGES TO PREVENT INTERLOCK OR JERSEY KNITTING SLEEVE EDGE ROLLED UP PROBLEM	FEDERAL- MOGUL POWERTRAIN LLC			PT
50199		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	07/16/2015	14/801175			Filed		WRAPPABLE ABRASION RESISTANT, REFLECTIVE THERMAL PROTECTIVE TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50241		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/10/2015	14/643638	05/08/2018	9963808	Granted	06/26/2036	KNIT EMI SHIELD AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50339		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/24/2015	14/833461			Filed		FLEXIBLE BATTERY COVER WITH INTEGRAL LID, METHOD OF CONSTRUCTION THEREOF, AND METHOD OF ENCLOSING A BATTERY THEREWITH	FEDERAL- MOGUL POWERTRAIN LLC			PT
50341		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	09/21/2015	14/859632	05/02/2017	9637071	Granted	09/21/2035	MOLDABLE NATURAL FIBER NONWOVEN WIRE HARNESS TROUGH AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50348		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	09/24/2015	14/863201			Filed		TEXTILE SLEEVE WITH ADHESIVE FIXATION LAYER AND METHODS OF CONSTRUCTION AND USE THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50366		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	02/27/2015	14/634216			Filed		BRAIDED TEXTILE SLEEVE WITH SELF- SUSTAINING EXPANDED AND CONTRACTED STATES AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50366	1	SYSTEMS PROTECTION	United States	Regular	Original Filing	National	10/30/2015	14/928107			Filed		BRAIDED TEXTILE SLEEVE WITH SELF- SUSTAINING EXPANDED AND CONTRACTED STATES AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50379		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	11/25/2015	14/952553	10/04/2016	9457739	Granted	11/25/2035	NONWOVEN ACOUSTIC SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50402	1	SYSTEMS PROTECTION	United States	Regular	Original Filing	National	07/05/2016	15/202132	01/23/2018	9876339	Granted	07/05/2036	THERMAL SLEEVE WITH INTEGRAL POSITIONING MEMBER, ASSEMBLY THEREWITH AND METHOD OF CONSTRUCTION THEREOF CIRCUMFERENTIALLY CONTINUOUS AND CONSTRICTABLE TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50402	3	SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/03/2016	15/227585	01/09/2018	9865379	Granted	08/03/2036	THERMAL SLEEVE WITH SELF- ADJUSTING POSITIONING MEMBER, ASSEMBLY THEREWITH AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50402	5	SYSTEMS PROTECTION	United States	Regular	Original Filing	National	07/29/2016	15/224348			Filed		THERMAL SLEEVE WITH POSITIONING MEMBER, ASSEMBLY THEREWITH AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50402	2	SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/03/2016	15/227210			Filed		THERMAL SLEEVE WITH REFLECTIVE POSITIONING MEMBER, ASSEMBLY THEREWITH AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50402	4	SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/03/2016	15/227329			Filed		THERMAL SLEEVE WITH SELF- RETAINING POSITIONING MEMBER, ASSEMBLY THEREWITH AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50423		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	07/24/2017	15/658128			Filed		KNIT TUBULAR PROTECTIVE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50445		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	12/18/2015	14/975129			Filed		WRAPPABLE END FRAY RESISTENT WOVEN PROTECTIVE TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50452		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	04/15/2016	15/130076			Filed		EMI PROTECTIVE SLEEVE AND METHOD OF CONSTRUCTION THEREOF [FLAT WIRE BASED SELF- WRAPPABLE EMI SHIELDING]	FEDERAL- MOGUL POWERTRAIN LLC			PT
50457		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	09/30/2016	15/282366			Filed		TOOL FOR FIXING A TEXTILE SLEEVE ABOUT AN ELONGATE MEMBER TO BE PROTECTED AND METHOD OF USE THEREOF (see also 50549)	FEDERAL- MOGUL POWERTRAIN LLC			PT
50476		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	06/08/2016	15/176584			Filed		TRANSPARENT, END-FRAY RESISTANT TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF [CLEAR ROUNDIT EMC]	FEDERAL- MOGUL POWERTRAIN LLC			PT
50483		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/03/2016	15/227480			Filed		WOVEN TUBULAR THERMAL SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50487		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	12/08/2016	15/530182			Filed		BRAIDED, REFLECTIVE TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF (related to 50483)	FEDERAL- MOGUL POWERTRAIN LLC			PT
50552		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	10/28/2016	15/337472			Filed		SELF-WRAPPING, BRAIDED TEXTILE SLEEVE WITH SELF- SUSTAINING EXPANDED AND CONTRACTED STATES AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50553		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	11/10/2016	15/348682			Filed		BRAIDED TEXTILE SLEEVE WITH AXIALLY COLLAPSIBLE, ANTI- KINKING FEATURE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT

Docket #	File #	Client Division	Country	Case Type	Relation Type	Filing Type	Application Date	Application Number	Grant Date	Patent Number	Status	Expiration Date	Title	Current Owner	Publication Date	Publication Number	Segment
50554		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	10/28/2016	15/337750			Filed		BRAIDED TEXTILE SLEEVE WITH INTEGRATED OPENING AND SELF- SUSTAINING EXPANDED AND CONTRACTED STATES AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50557		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	02/08/2018	15/892242			Filed		THERMALLY INSULATIVE, DURABLE, REFLECTIVE CONVOLUTED SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50560		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	06/30/2017	15/639053			Filed		CIRCUMFERENTIALLY CONTINUOUS AND CONSTRICTABLE TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF [HALF- FUNCTIONALLY FILLED OPTIMIZED SHRINKABLE WOVEN TUBE]	FEDERAL- MOGUL POWERTRAIN LLC			PT
50595		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/13/2017	15/457085			Filed		TEXTILE SLEEVE HAVING A LOW MELT ADHESIVE COATING WITH PROTECTIVE LAYER THEREOVER AND METHOD OF CONSTRUCTION THEREOF [NEW COATING METHOD TO IMPROVE BOND ISSUE AND LONG DRY PROCESS]	FEDERAL- MOGUL POWERTRAIN LLC			PT
50608		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	07/12/2017	15/648336			Filed		KNIT TEXTILE SLEEVE WITH SELF- SUSTAINING EXPANDED AND CONTRACTED STATES AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50609		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	03/13/2017	15/457729			Filed		TOOL FOR FIXING A TEXTILE SLEEVE ABOUT AN ELONGATE MEMBER TO BE PROTECTED AND METHOD OF FIXING A PROTECTIVE TEXTILE SLEEVE ABOUT AN ELONGATE MEMBER	FEDERAL- MOGUL POWERTRAIN LLC			PT
50610		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	01/20/2017	15/411080			Filed		ABRASION RESISTANT BRAIDED TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50612		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	01/18/2017	15/409150			Filed		ABRASION RESISTANT TEXTILE SLEEVE, IMPROVED MULTIFILAMENT YARN THEREFOR AND METHODS OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50620		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	02/08/2017	15/428029			Filed		BRAIDED TEXTILE SLEEVE WITH SELF- SUSTAINING EXPANDED AND CONTRACTED STATES AND ENHANCED “AS SUPPLIED” BULK CONFIGURATION AND METHODS OF CONSTRUCTION AND SUPPLYING BULK LENGTHS THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50683		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	07/26/2018	16/046919			Filed		BRAIDED TEXTILE SLEEVE WITH LOCKED YARNS AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50715		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/23/2017	15/684857			Filed		IMPACT RESISTANT, SHRINKABLE WOVEN TUBULAR SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50716		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/23/2017	15/684875			Filed		IMPACT RESISTANT, SHRINKABLE KNITTED TUBULAR SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50718		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	08/23/2017	15/684799			Filed		IMPACT RESISTANT, SHRINKABLE BRAIDED TUBULAR SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50740		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	10/27/2017	15/796333			Filed		MULTI-CAVITY, SHRINKABLE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50742		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	01/31/2018	15/885638			Filed		WOVEN SLEEVE WITH INTEGRAL ATTACHMENT LOOPS AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50769		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	02/28/2018	15/908791			Filed		ABRASION RESISTANT BRAIDED CONVOLUTE TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF [ACCORDION BRAIDING PROTECTOR]	FEDERAL- MOGUL POWERTRAIN LLC			PT
50774		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	12/13/2017	15/840514			Filed		GROUND STRAP AND METHOD OF GROUNDING A PLURALITY OF ELECTRICALLY CONDUCTIVE MEMBERS THEREWITH	FEDERAL- MOGUL POWERTRAIN LLC			PT
50790		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	07/25/2018	16/045521			Filed		BRAIDED TEXTILE SLEEVE WITH HOT-MELT ADHESIVE YARN AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50795		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	04/03/2018	15/944708			Filed		WOVEN EMI AND ABRASION RESISTANT SLEEVE AND METHOD OF MANUFACTURING	FEDERAL- MOGUL POWERTRAIN LLC			PT
50799		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	01/30/2018	15/884174			Filed		BRAIDED ELECTROMAGNETIC INTERFERENCE PROTECTIVE SLEEVE AND METHOD OF CONSTRUCTION THEREOF [ULTRA- HIGH EXPANSION RATIO LIGHT EMI SHIELDING BRAID]	FEDERAL- MOGUL POWERTRAIN LLC			PT
50922		SYSTEMS PROTECTION	United States	Provisional Filing	Original Filing	National	01/10/2018	62/615842			Filed	01/10/2019	IMPACT RESISTANT, TUBULAR TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF	FEDERAL- MOGUL POWERTRAIN LLC			PT
50938		SYSTEMS PROTECTION	United States	Provisional Filing	Original Filing	National	11/06/2017	62/582140			Filed	11/06/2018	REFLECTIVE THERMAL BATTERY INSULATOR COVER	FEDERAL- MOGUL POWERTRAIN LLC			PT
51004		SYSTEMS PROTECTION	United States	Provisional Filing	Original Filing	National	06/18/2018	62/686572			Filed	06/18/2019	TOOL FOR FIXING A TEXTILE SLEEVE ABOUT AN ELONGATE MEMBER AND METHOD OF FIXING A TEXTILE SLEEVE ABOUT AN ELONGATE MEMBER	FEDERAL- MOGUL POWERTRAIN LLC			PT
51017		SYSTEMS PROTECTION	United States	Provisional Filing	Original Filing	National	04/06/2018	62/654177			Filed	04/06/2019	SELF-WRAPPING SLEEVE AND METHOD OF CONSTRUCTION THEREOF [NEEDLE PUNCHED PROTECTOR FOR NOISE ABSORPTION, EMC SHIELD, CRASH SHIELD, AND OTHERS]	FEDERAL- MOGUL POWERTRAIN LLC			PT
51051		SYSTEMS PROTECTION	United States	Provisional Filing	Original Filing	National	06/05/2018	62/681006			Filed	06/05/2019	IMPACT RESISTANT, TUBULAR TEXTILE SLEEVE AND METHOD OF CONSTRUCTION THEREOF [ELONGATED ELEMENTS CRASH PROTECTION COMPOSED OF TUBULAR INTERACED TUBULAR TEXTILE SUBCOMPONENTS]	FEDERAL- MOGUL POWERTRAIN LLC			PT
P/3021		SYSTEMS PROTECTION	United States	Regular	Original Filing	National	04/26/1999	09/299247	05/08/2001	6227094	Granted	04/26/2019	BRAIDED TUBULAR ARTICLE	Federal-Mogul Systems Protection Group			PT
50425		VALVETRAIN	United States	Regular	Original Filing	National	11/28/1994	08/345206	10/21/2003	6635128	Granted	10/21/2020	WORK HARDENED POPPET EXHAUST VALVE	Federal-Mogul Valvetrain GmbH			PT
50428		VALVETRAIN	United States	Regular	Original Filing	National	12/10/2001	10/016343	09/02/2003	6613251	Granted	12/10/2021	METHOD OF FORMING A CERAMIC ARTICLE INCLUDING SILICON CARBIDE	Federal-Mogul Valvetrain GmbH			PT
50429		VALVETRAIN	United States	Regular	Original Filing	National	08/19/2002	10/223182	03/14/2006	7011067	Granted	08/19/2022	CHROME PLATED ENGINE VALVE	Federal-Mogul Valvetrain GmbH			PT
50430		VALVETRAIN	United States	Regular	Original Filing	National	07/10/2006	11/483882	03/23/2010	7682471	Granted	07/10/2026	AUSTENITIC IRON- BASED ALLOY	Federal-Mogul Valvetrain GmbH			PT
50512		VALVETRAIN	United States	Regular	Original Filing	Patent Cooperation Treaty	07/27/2016	15762170			Filed		Hollow valve with hollow sided whirling blades Hohlraumventil mit hohlraumseitig angebrachten Verwirbelungsschaufeln	Federal-Mogul Valvetrain GmbH	03/30/3017	WO2017/050468	PT
50513		VALVETRAIN	United States	Regular	Original Filing	Patent Cooperation Treaty	07/11/2016	15761643			Filed		cavety valve with blanking over with reducing notch Hohlraumventil mit Verschlußdeckel mit Entlastungskerbe	Federal-Mogul Valvetrain GmbH	03/30/2018	WO2017/050453	PT
50514		VALVETRAIN	United States	Regular	Original Filing	Patent Cooperation Treaty	07/06/2016	PCT/ EP2016/065965			Filed		heat roll of cavity valve Warmwalzen von Hohlraumventilen	Federal-Mogul Valvetrain GmbH	05/04/2017	WO2017/071840	PT
00202-WP		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	08/21/2002	10/130908	03/27/2007	7194781	Granted	08/21/2022	WINDSCREEN WIPER DEVICE (WEAR INDICATOR)	FEDERAL- MOGUL SA (AUBANGE)			MP
00204-WP		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/02/2000	10/110357	11/23/2004	6820304	Granted	10/02/2020	WINDSCREEN WIPER DEVICE ( X 6 ARTICULATION)	FEDERAL- MOGUL SA (AUBANGE)	04/19/2001	WO01/26942	MP
30074-1	1	WIPERS	United States	Regular	Original Filing	National	03/21/2002	10/103477	07/27/2004	6766553	Granted	05/24/2022	HEAVY-DUTY FLAT WIPER BLADE ASSEMBLY	FEDERAL- MOGUL WORLD WIDE LLC	09/25/2003	2003-0177599A1	MP
30074-2	2	WIPERS	United States	Regular	Division	National	03/10/2004	10/797336	05/01/2007	7210228	Granted	03/21/2022	METHOD OF MANUFACTURING A FLAT WIPER BLADE	FEDERAL- MOGUL WORLD WIDE LLC			MP
30175		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/02/2002	10/476929	09/01/2009	7581277	Granted	05/02/2022	SPOILER FOR YOKELESS BLADE ( X 1 SPOILERS )	FEDERAL- MOGUL SA (AUBANGE)	08/11/2005	US2005/01724443	MP
30175	1	WIPERS	United States	Regular	Division	Patent Cooperation Treaty	07/28/2009	12/510476	01/08/2013	8347449	Granted	05/02/2022	SPOILER FOR YOKELESS BLADE ( X 1 SPOILERS )	FEDERAL- MOGUL SA (AUBANGE)			MP
30175	2	WIPERS	United States	Regular	Division	Patent Cooperation Treaty	12/18/2012	13718355	11/12/2013	8578583	Granted	05/02/2022	SPOILER FOR YOKELESS BLADE ( X 1 SPOILERS )	FEDERAL- MOGUL SA (AUBANGE)	05/02/2013	US2013/0104371	MP
30175	3	WIPERS	United States	Regular	Division	Patent Cooperation Treaty	07/25/2013	13/950615	04/14/2015	9003597	Granted	05/02/2022	SPOILER FOR YOKELESS BLADE ( X 1 SPOILERS )	FEDERAL- MOGUL SA (AUBANGE)			MP
30404		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/29/2003	10/511,473	04/06/2010	7690073	Granted	04/29/2023	NEW FIXATION OF CONNECTOR ON YOKELESS X1 BLADE ( REAR CONNECTION )	FEDERAL- MOGUL SA (AUBANGE)			MP
30491		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/23/2003	10/528,856	12/11/2007	7305734	Granted	09/23/2023	BAYONET CONNECTORS	FEDERAL- MOGUL SA (AUBANGE)			MP
30491		WIPERS	United States	Regular	Division	Patent Cooperation Treaty	09/23/2003	11/930503	12/22/2009	7634833	Granted	09/23/2023	BAYONET CONNECTORS	FEDERAL- MOGUL SA (AUBANGE)			MP
30617		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	08/25/2004	10/570729	10/02/2012	8276239	Granted	08/25/2024	CO-EXTRUDED SPOILER FOR X1 BLADE ( CO-EXTRUSION )	FEDERAL- MOGUL SA (AUBANGE)	05/24/2007	US2007/0113367	MP
30619		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/22/2008	10/562193	07/22/2014	8782844	Granted	05/22/2028	X1 END CAP	FEDERAL- MOGUL SA (AUBANGE)	09/18/2008	US2008/0222833	MP
40052		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/06/2006	11816368	07/09/2013	8479349	Granted	02/06/2026	X1 BAYONET FITTING POKA-YOKE	FEDERAL- MOGUL SA (AUBANGE)	08/24/2006	WO2006/050683	MP
40076		WIPERS	United States	Regular	Original Filing	National	06/03/2005	11/144,435	07/15/2008	7398577	Granted	06/03/2025	A WINDSCREEN WIPER DEVICE ( STANDARD BLADE BAYONETT )	FEDERAL- MOGUL SA (AUBANGE)			MP
40176		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/16/2005	10590753	10/08/2013	8549696	Granted	02/16/2025	X1 BAYONET FITTING WITH EXTRA SAFETY RETENTION	FEDERAL- MOGUL SA (AUBANGE)			MP
40249(AU2924)	zu 3	WIPERS	United States	Regular	Continuation	Patent Cooperation Treaty	08/07/2014	14454307	08/22/2017	9738261	Granted	07/18/2025	X1 BAYONET FITTING WITH NEW SPACER BUTTON	FEDERAL- MOGUL SA (AUBANGE)			MP
40249(AU2924)	von 2	WIPERS	United States	Regular	Continuation	Patent Cooperation Treaty	06/04/2013	13/909620	08/12/2014	8800099	Granted	07/18/2025	X1 BAYONET FITTING WITH NEW SPACER BUTTON	FEDERAL- MOGUL SA (AUBANGE)			MP
40249(AU2924)	aus 1	WIPERS	United States	Regular	Division	Patent Cooperation Treaty	06/15/2011	13/160920	08/13/2013	8505152	Granted	07/18/2025	X1 BAYONET FITTING WITH NEW SPACER BUTTON	FEDERAL- MOGUL SA (AUBANGE)			MP
40249(AU2924)	zu 3	WIPERS	United States	Regular	Continuation-In-Part	Patent Cooperation Treaty	06/04/2017	13909475	03/22/2016	9290157	Granted	07/18/2025	X1 BAYONET FITTING WITH NEW SPACER BUTTON	FEDERAL- MOGUL SA (AUBANGE)			MP
40249(AU2924)	1	WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/18/2005	11/573065	07/19/2011	7979950	Granted	09/02/2028	X1 BAYONET FITTING WITH NEW SPACER BUTTON	FEDERAL- MOGUL SA (AUBANGE)	02/09/2006	WO2006/013152	MP
40287		WIPERS	United States	Regular	Continuation	National	08/05/2013	13/759,833	06/14/2016	9365189	Granted	01/10/2026	X1 BAYONET LOW COST VERSION	FEDERAL- MOGUL SA (AUBANGE)			MP
40287		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/10/2006	11814022	09/03/2013	8522393	Granted	01/10/2026	X1 BAYONET LOW COST VERSION	FEDERAL- MOGUL SA (AUBANGE)			MP
40288		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/06/2005	11/665,593			Filed		NEW SPRING RETENTION IN CHANNEL	FEDERAL- MOGUL SA (AUBANGE)			MP
40335(AU2948)		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/09/2006	11817719	06/12/2012	8196252	Granted	02/09/2026	X1 End Cap with Rubber Retention	FEDERAL- MOGUL SA (AUBANGE)	09/08/2006	WO2006/092356	MP
40336(AU2949)		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	01/13/2006	11815515	03/26/2013	8402593	Granted	01/13/2026	X1 (Flat Blade) with refillable construction	FEDERAL- MOGUL SA (AUBANGE)			MP
40473(AU2978)		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/06/2006	11996225	01/22/2013	8356383	Granted	07/06/2026	BRAZING TECHNIQUE BETWEEN X1 (FLAT BLADE) CONNECTOR AND PLASTIC COVERED FLEXOR	FEDERAL- MOGUL SA (AUBANGE)			MP
40653		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/05/2007	12/297,945			Filed		New Master Connector for X1	FEDERAL- MOGUL SA (AUBANGE)	11/01/2007	US2010000041	MP
40654		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/02/2009	12/298853	07/14/2015	9079569	Granted	03/02/2029	Standard Spacer for X1 Arm with U Shape	FEDERAL- MOGUL SA (AUBANGE)	11/15/2007	WO2007/128677	MP
40688		WIPERS	United States	Regular	Continuation	Patent Cooperation Treaty	02/05/2013	13759883	08/06/2013	8499408	Granted	07/02/2027	Low cost connection for flat blade with improve retension	FEDERAL- MOGUL SA (AUBANGE)	06/13/2013	2013/0145569A1	MP
40695		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/23/2007	12/300,202	06/24/2014	8756748	Granted	04/23/2027	Connector retrofit for X1	FEDERAL- MOGUL SA (AUBANGE)			MP
40695		WIPERS	United States	Regular	Continuation	Patent Cooperation Treaty	05/12/2014	14275682	10/27/2015	9168897	Granted	04/23/2027	Connector retrofit for X1	FEDERAL- MOGUL SA (AUBANGE)	03/26/2015	2015/0082578	MP
40696		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/14/2007	12301561	01/01/2013	8341801	Granted	05/14/2027	RUBBER ELEMENT RETENSION FOR X1	FEDERAL- MOGUL SA (AUBANGE)			MP
40715		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/28/2007	12/307,460	03/24/2015	8984707	Granted	06/28/2027	Connector X1 to avoid after spray on some applications	FEDERAL- MOGUL SA (AUBANGE)			MP
40783		WIPERS	United States	Design	Original Filing	National	09/22/2006	29/249129	04/10/2007	D540243	Granted	04/10/2021	[DESIGN PATENT] TWO-PIECE CONNECTOR FOR FLAT BLADE	FEDERAL- MOGUL WORLD WIDE LLC			MP
40784		WIPERS	United States	Regular	Original Filing	National	09/20/2007	11/858641	04/28/2009	7523522	Granted	09/20/2027	2-PIECE CONNECTOR FOR FLAT BLADE	FEDERAL- MOGUL WORLD WIDE LLC			MP
40794		WIPERS	United States	Regular	Original Filing	National	10/29/2007	11/926229	07/05/2011	7971313	Granted	05/04/2030	WIPER ARM ASSEMBLY HAVING A LOCKING TAB AND A METHOD OF CONSTRUCTION	FEDERAL- MOGUL WORLD WIDE LLC			MP
40795		WIPERS	United States	Regular	Original Filing	National	10/29/2007	11/926344	10/25/2011	8042219	Granted	07/26/2030	WIPER ASSEMBLY HAVING LOCKING SURFACES AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL WORLD WIDE LLC			MP
40796	1	WIPERS	United States	Regular	Division	National	11/03/2011	13/181004	10/16/2012	8286321	Granted	10/29/2027	WIPER ARM ASSEMBLY HAVING A LOCKING ARMS AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL WORLD WIDE LLC			MP
40796		WIPERS	United States	Regular	Original Filing	National	10/29/2007	11/926543	08/09/2011	7992249	Granted	06/08/2030	WIPER ARM ASSEMBLY HAVING A LOCKING ARMS AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL WORLD WIDE LLC			MP
40797	1	WIPERS	United States	Regular	Division	National	09/23/2011	13/241866	05/21/2013	8443505	Granted	10/24/2027	WIPER ARM ASSEMBLY HAVING A LOCKING MEMBER AND METHOD OF ASSEMBLY	FEDERAL- MOGUL WORLD WIDE LLC			MP
40797		WIPERS	United States	Regular	Original Filing	National	10/24/2007	11/923311	10/18/2011	8037569	Granted	05/22/2030	ANTI ROTATION FEATURE ON A PLASTIC COMPOSITE WIPER ARM (CONCEPT #4)	FEDERAL- MOGUL WORLD WIDE LLC			MP
40798		WIPERS	United States	Regular	Original Filing	National	10/24/2007	11/877929	08/16/2011	7996952	Granted	12/05/2028	WIPER ARM ASSEMBLY HAVING A LOCKING CATCH AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL WORLD WIDE LLC			MP
40798	1	WIPERS	United States	Regular	Division	National	11/17/2011	13/190834	02/13/2014	8720035	Granted	02/18/2029	WIPER ARM ASSEMBLY HAVING A LOCKING CATCH AND METHOD OF CONSTRUCTION	FEDERAL- MOGUL WORLD WIDE LLC			MP
40801	2	WIPERS	United States	Design	Original Filing	National	09/22/2006	29/249147	10/09/2007	D552486	Granted	10/09/2021	CONTOUR FLAT BLADE PACKAGING DESIGN	FEDERAL- MOGUL WORLD WIDE LLC			MP
40801	1	WIPERS	United States	Regular	Original Filing	National	09/21/2007	11/859319	04/06/2010	7690509	Granted	07/01/2028	CONTOUR FLAT BLADE PACKAGING DESIGN	FEDERAL- MOGUL WORLD WIDE LLC			MP
40916		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/18/2008	12/666558	11/13/2012	8307493	Granted	06/18/2028	Single flexor X1 rubber holder and connector sharpe for better rigidity	FEDERAL- MOGUL SA (AUBANGE)	12/31/2008	WO2009/000729	MP
40917		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/17/2008	12/666901	01/09/2018	9862355	Granted	06/17/2028	Single flexor X1 connection between the rubber holder and the connector or/and end caps using welding, gluing, brazing	FEDERAL- MOGUL SA (AUBANGE)	12/31/2008	WO2009/000706	MP
40947		WIPERS	United States	Regular	Original Filing	National	05/21/2008	12/124623	08/09/2011	7992248	Granted	01/22/2030	SPOILERLESS FLATBLADE WIPER BLADE ASSEMBLY	FEDERAL- MOGUL LLC		2009/0044365	MP
40947	2	WIPERS	United States	Regular	Division	National	11/03/2011	13/180618	05/13/2014	8720033	Granted	05/03/2031	METHOD OF ASSEMBLING A WIPER BLADE	FEDERAL- MOGUL LLC			MP
40973		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/30/2008	12681157	10/12/2013	8544138	Granted	09/30/2028	Arm With Tube Spring Retention	FEDERAL- MOGUL SA (AUBANGE)			MP
41041		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/30/2009	12/935649	11/21/2017	9821772	Granted	03/30/2029	Spoiler symetric with variable geometry	FEDERAL- MOGUL SA (AUBANGE)	10/08/2009	WO2009/12849	MP
41042		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/16/2009	12/933483	08/04/2015	9096195	Granted	03/16/2029	SINGLE flexor flat blade with sliding spoiler	FEDERAL- MOGUL SA (AUBANGE)	09/24/2009	WO2009/115494	MP
41059		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/23/2009	12/935055	07/14/2015	9079568	Granted	03/23/2029	Double “Stege” Profile and other “Stege” Position	FEDERAL- MOGUL SA (AUBANGE)	10/10/2009	WO2009/118279	MP
41066		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/02/2009	12/933458	08/15/2014	8793833	Granted	03/02/2029	X1 with longer rubber with guiding and localisation of the refill with the endcap	FEDERAL- MOGUL SA (AUBANGE)	09/24/2009	WO2009/115408	MP
41108		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/17/2009	12918261	03/26/2013	8402594	Granted	02/17/2029	RUBBER HOLDER FOR SINGLE FLEXOR FLAT BLADE WITH OVER ETRUDED PLASTIC ABOVE METALIC SUELET	FEDERAL- MOGUL SA (AUBANGE)			MP
41153		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	03/31/2009	12936240	03/26/2013	8402595	Granted	03/31/2029	End Cap X1 with metallic insert	FEDERAL- MOGUL SA (AUBANGE)	10/08/2009	WO2009/121896	MP
41190		WIPERS	United States	Regular	Original Filing	National	06/29/2009	12/493550	10/15/2013	8555455	Granted	06/29/2029	RE-ENFORCED CONNECTOR BASE FOR FFAT BLADE WITH METALLIC INSERT	FEDERAL- MOGUL SA (AUBANGE)			MP
41236		WIPERS	United States	Regular	Original Filing	National	08/26/2009	12/548062	11/13/2012	8307494	Granted	08/26/2029	END CAP WITH RUBBER RETENTION TO LOCK THE RUBBER AT THE BLADE EXTREMITY	FEDERAL- MOGUL SA (AUBANGE)			MP
41253		WIPERS	United States	Regular	Original Filing	National	07/13/2009	12/501768	11/11/2014	8,881,337	Granted	07/13/2029	New arm and blade concept direct connection between MH and Blade	FEDERAL- MOGUL SA (AUBANGE)			MP

Docket #	File #	Client Division	Country	Case Type	Relation Type	Filing Type	Application Date	Application Number	Grant Date	Patent Number	Status	Expiration Date	Title	Current Owner	Publication Date	Publication Number	Segment
41384		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/01/2010	13/262740	01/31/2017	9555774	Granted	04/01/2030	Connector Base for mono flexor flat blade (X0)	FEDERAL- MOGUL SA (AUBANGE)	10/07/2010	WO2010/112579	MP
41386		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/20/2010	13699100	05/03/2016	9327688	Granted	05/20/2030	Universal connector for 9x3 and 9x4 pin hole plus side pin	FEDERAL- MOGUL SA (AUBANGE)			MP
41426		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/28/2009	13/504610	06/07/2016	9358957	Granted	10/28/2029	Dedicated limitation in rotation device for hook connector	FEDERAL- MOGUL SA (AUBANGE)	05/05/2011	WO2011/050836	MP
41430		WIPERS	United States	Regular	Original Filing	National	04/13/2010	12761637	12/03/2013	8595890	Granted	04/13/2030	End Cap of Single Flexor Blade hold on the Rubber	FEDERAL- MOGUL SA (AUBANGE)			MP
41434		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/24/2009	13/265941			Filed		Very strong connection for wiper system with no channel and no spring	FEDERAL- MOGUL SA (AUBANGE)	10/28/2010	WO2010/121665	MP
41444		WIPERS	United States	Regular	Original Filing	National	03/22/2010	12727683	12/11/2012	8327499	Granted	03/22/2030	Flat blade rubber for single flexor flat blade having auto correction in Z and damping effect for the reversal noise	FEDERAL- MOGUL SA (AUBANGE)			MP
41484		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/27/2009	13/266572	09/09/2014	8826485	Granted	04/27/2029	FLAT BLADE RUBBER (“W”) FOR SINGLE FLEXOR FLAT BLADE HAVING DAMPING EFFECT ON THE REVERSAL NOISE AND LOWER PROFILE AND MATERIAL	FEDERAL- MOGUL SA (AUBANGE)	11/04/2010	WO2010/124718	MP
41541		WIPERS	United States	Regular	Original Filing	National	07/08/2010	12/832134	01/01/2013	8341799	Granted	07/01/2031	MULTIFUNCTIONAL WIPER BLADE CONNECTOR	FEDERAL- MOGUL LLC			MP
41666		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/22/2010	13/642718			Filed		A Windscreen Wiper Device	FEDERAL- MOGUL SA (AUBANGE)	10/27/2011	WO2011/131245	MP
41707		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/20/2010	13/699200	04/26/2016	9321431	Granted	05/20/2030	RETROFIT CONNECTOR FOR X1 WITH THE CAP STOP THE HOOK	FEDERAL- MOGUL SA (AUBANGE)			MP
41739		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/28/2010	13/695146			Filed		WO CO EXTRUDED RUBBER (combined with 41522)	FEDERAL- MOGUL SA (AUBANGE)	11/03/2011	WO2011/134502	MP
41760		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/23/2010	13/806517			Filed		W0 Connector to avoid fish Tailling	FEDERAL- MOGUL SA (AUBANGE)	12/29/2011	WO2011/160689	MP
41787		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/12/2010	13/810012	12/01/2015	9199612	Granted	07/12/2030	W0 Connector in two parts	FEDERAL- MOGUL SA (AUBANGE)	01/19/2012	WO2012/007028	MP
41842		WIPERS	United States	Regular	Continuation	Patent Cooperation Treaty	12/18/2015	14974397			Filed		Cut at the extremity of the W0	FEDERAL- MOGUL SA (AUBANGE)	04/05/2012	Wo2012/041379	MP
41843		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/30/2010	13/877215			Filed		Retention Rubber - flexor - Base for the W0	FEDERAL- MOGUL SA (AUBANGE)	04/05/2012	WO2012/041378	MP
41867		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/30/2010	13/877209	12/19/2017	9845078	Granted	09/30/2030	PACKING FLAT BLADE HOLDER	FEDERAL- MOGUL SA (AUBANGE)	04/05/2012	WO2012/041384	MP
41867		WIPERS	United States	Regular	Division	Patent Cooperation Treaty	09/30/2010	15/846874			Filed		PACKING FLAT BLADE HOLDER	FEDERAL- MOGUL SA (AUBANGE)	04/05/2012	WO2012/041384	MP
41928		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/02/2011	13/983212	08/16/2016	9415750	Granted	02/02/2031	Connector Tab with step 9x3 9x4	FEDERAL- MOGUL SA (AUBANGE)	08/09/2012	WO2012/103944	MP
41929		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/03/2011	13/983621	02/28/2017	9580048	Granted	02/03/2031	Connector Base for W0 with double “U” shape	FEDERAL- MOGUL SA (AUBANGE)	08/09/2012	WO2012/103947	MP
41929		WIPERS	United States	Regular	Division	Patent Cooperation Treaty	02/03/2011	15281922			Filed		Connector Base for W0 with double “U” shape	FEDERAL- MOGUL SA (AUBANGE)	08/09/2012	WO2012/103947	MP
41931		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/07/2011	14/110218	08/01/2017	9623844	Granted	04/07/2031	ASSEMBLY PROCESS FOR THE W0	FEDERAL- MOGUL SA (AUBANGE)	10/11/2012	WO2012/136257	MP
41991		WIPERS	United States	Regular	Original Filing	National	04/13/2011	14/111632	04/18/2017	9623844	Granted	04/13/2031	W0 CONNECTOR WITH PIN LOCK	FEDERAL- MOGUL SA (AUBANGE)	10/18/2012	WO2012/139645	MP
41993		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/13/2011	14/111630	02/28/2017	9580047	Granted	04/13/2031	W0 CONNECTOR WITH PIN CUT AND LOCK	FEDERAL- MOGUL SA (AUBANGE)	10/18/2012	WO2012/139635	MP
42030		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/13/2011	14/111637	02/14/2017	9566949	Granted	04/13/2031	New X1 Retention for extruded rubber	FEDERAL- MOGUL SA (AUBANGE)	10/18/2012	WO2012/139643	MP
42042		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/28/2011	14/129487	12/19/2017	9845075	Granted	06/28/2031	W0 CONNECTOR WITH PIN INTEGRATED	FEDERAL- MOGUL SA (AUBANGE)	01/03/2013	WO2013/000502	MP
42076		WIPERS	United States	Regular	Original Filing	National	11/16/2012	13/678863			Filed		WINDSCREEN WIPER DEVICE [MICROTEXTURED WIPER SURFACE (moved from SY to WP for decision)]	FEDERAL- MOGUL LLC	05/23/2013	20130125332	MP
42099		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/26/2011	PCT/ EP2011/068732	04/18/2017	9623842	Granted	10/26/2031	W0 RUBBER CAVITY WITH CONCAVE SURFACE	FEDERAL- MOGUL SA (AUBANGE)	10/30/2014	2014-0317877	MP
42107		WIPERS	United States	Regular	Continuation	Patent Cooperation Treaty	08/31/2011	14/926,113			Filed		W0 WIPER BLADE WITH CONNECTOR BASE WITH 2 PRESSURE POINT	FEDERAL- MOGUL SA (AUBANGE)	03/17/2016	US2016/0077604A1	MP
42107		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	08/31/2011	14/342,500			Filed		W0 WIPER BLADE WITH CONNECTOR BASE WITH 2 PRESSURE POINT	FEDERAL- MOGUL SA (AUBANGE)	08/28/2014	US2014/0237750A1	MP
42118		WIPERS	United States	Regular	Original Filing	National	12/14/2012	13/714987	04/07/2015	8997304	Granted	12/14/2032	WINDSCREEN WIPER DEVICE (WIPER BLADE CONNECTOR) [WIPER CONNECTOR INTERFACE (Twist Lock)]	FEDERAL- MOGUL LLC			MP
42118	1	WIPERS	United States	Regular	Division	National	04/07/2015	14/680602	12/05/2017	9834178	Granted	12/14/2032	WINDSCREEN WIPER DEVICE (WIPER BLADE CONNECTOR) [WIPER CONNECTOR INTERFACE (Twist Lock)]	FEDERAL- MOGUL LLC			MP
42132		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/14/2011	14/365737			Filed		End Cap for W0	FEDERAL- MOGUL SA (AUBANGE)	06/20/2013	WO2013/087098	MP
42172	2	WIPERS	United States	Regular	Original Filing	National	12/14/2011	13/714497	10/18/2016	9469276	Granted	12/14/2031	WINDSCREEN WIPER DEVICE (Floating End Cap) [HYBRID WIPER BLADE ASSEMBLY]	FEDERAL- MOGUL LLC			MP
42172	1-A	WIPERS	United States	Regular	Division	National	10/28/2016	15/337303			Filed	12/13/2032	WINDSCREEN WIPER DEVICE (M-Shaped Flexors) [HYBRID WIPER BLADE ASSEMBLY]	FEDERAL- MOGUL LLC			MP
42172	4	WIPERS	United States	Regular	Original Filing	National	12/14/2012	13/714742	05/09/2017	9643573	Granted	12/14/2032	WINDSCREEN WIPER DEVICE (Flanged End Caps) [HYBRID WIPER BLADE ASSEMBLY]	FEDERAL- MOGUL LLC			MP
42172	1	WIPERS	United States	Regular	Original Filing	National	12/13/2012	13/713173	11/01/2016	9481343	Granted	04/06/2033	WINDSCREEN WIPER DEVICE (M-Shaped Flexors) [HYBRID WIPER BLADE ASSEMBLY]	FEDERAL- MOGUL LLC			MP
42172	5	WIPERS	United States	Regular	Original Filing	National	12/14/2012	13/714800	05/10/2016	9333947	Granted	06/06/2033	WINDSCREEN WIPER DEVICE (Method of Sliding Pieces onto Carrier Elements and Then Connecting [HYBRID WIPER BLADE ASSEMBLY]	FEDERAL- MOGUL LLC			MP
42172	3	WIPERS	United States	Regular	Original Filing	National	12/14/2012	13/714662			Filed		WINDSCREEN WIPER DEVICE (Subassemblies and Bayonet Connection) [HYBRID WIPER BLADE ASSEMBLY]	FEDERAL- MOGUL LLC			MP
42177		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/14/2011	14/365804	02/20/2018	9896064	Granted	12/14/2031	ARM HINGE DESIGN FOR PAINTING HELPFUL	FEDERAL- MOGUL SA (AUBANGE)	06/20/2013	WO2013/087102	MP
42190		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/16/2011	14365730			Filed		REAR WIPER ARM SAFE LOCK FOR SERVICE POSITION	FEDERAL- MOGUL SA (AUBANGE)	06/20/2013	WO2013/087121	MP
42219		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/15/2011	14/365733			Filed		END CAP FOR W0 2	FEDERAL- MOGUL SA (AUBANGE)	06/20/2013	WO2013/087109	MP
42230		WIPERS	United States	Regular	Original Filing	National	12/27/2012	13/728280	11/10/2015	9180839	Granted	07/31/2033	WINDSCREEN WIPER DEVICE (Wiper Connector Interface with Door) [Wiper Connector Interface]	FEDERAL- MOGUL LLC			MP
42341		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	04/05/2012	PCT/ EP2012/056356	07/19/2016	9393934	Granted	04/05/2032	New arm articulation with stopin service position	FEDERAL- MOGUL SA (AUBANGE)	10/10/2013	WO2013/149676	MP
42342		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/21/2012	PCT/ EP2012/061914			Filed		Arm articulation with service stop with improve groove	FEDERAL- MOGUL SA (AUBANGE)	12/27/2013	WO2013/189539	MP
42343		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/14/2012	14/401025	10/10/2017	9783164	Granted	05/14/2032	bayonet connection without adapter	FEDERAL- MOGUL SA (AUBANGE)	11/21/2013	WO2013/170877	MP
42344		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	06/26/2012	14/410,826			Filed		AX1 base with pin inserted for flexor retention	FEDERAL- MOGUL SA (AUBANGE)	01/03/2014	WO2014/000768	MP
42459		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	11/21/2012	PCT/ EP2012/073237			Filed		END CAP with spoiler groove	FEDERAL- MOGUL SA (AUBANGE)	03/02/2014	WO2014/079488	MP
42513		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/02/2013	14784159	08/01/2017	9623844	Granted	05/02/2033		FEDERAL- MOGUL SA (AUBANGE)	11/06/2014	WO2014/177219	MP
50042		WIPERS	United States	Regular	Original Filing	National	04/14/2014	14/252296			Filed		WINDSCREEN WIPER DEVICE	FEDERAL- MOGUL LLC			MP
50055		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/22/2013	14/892455			Filed		Extrusion Tandem Back to Back	FEDERAL- MOGUL SA (AUBANGE)			MP
50065		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/22/2013	14905037			Filed		Cap cover with integrated water spray	FEDERAL- MOGUL SA (AUBANGE)	01/29/2015	WO2015/010719	MP
50075		WIPERS	United States	Regular	Original Filing	National	05/29/2014	14/290609	03/07/2017	9586560	Granted	04/30/2035	WINDSCREEN WIPER DEVICE	FEDERAL- MOGUL LLC			MP
50085		WIPERS	United States	Regular	Original Filing	National	11/06/2014	14/534820	12/19/2017	9845079	Granted	02/19/2036	REAR WINDSHIELD WINDSCREEN WIPER DEVICE [REAR FLAT BLADE FOR USE WITH MULTIPLE PLASTIC ARM CONNECTIONS]	Federal- Mogul Motorparts Corporation			MP
50091		WIPERS	United States	Regular	Original Filing	National	11/06/2014	14/535073	03/20/2018	9919684	Granted	04/24/2036	WINDSCREEN WIPER DEVICE [FLAT BLADE SPOILER WITH STRUCTURAL CORE / INTERIOR SECTION AND OUTER SHELL WITH HYDROPHOBIC PROPERTIES]	Federal- Mogul Motorparts Corporation			MP
50097		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/09/2013	14903329	09/12/2017	9623844	Granted	07/09/2033	Poke yoke for rear flat blade	FEDERAL- MOGUL SA (AUBANGE)	01/15/2015	WO2015/003740	MP
50158		WIPERS	United States	Regular	Original Filing	National	12/16/2014	14/572101			Filed		WINDSCREEN WIPER DEVICE [X1 BEAM BLADE ALL--IN-ONE CONNECTOR]	Federal- Mogul Motorparts Corporation			MP
50218		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/03/2014	15/321941			Filed		Multiclip connector bayonet 19 and 22 mm	FEDERAL- MOGUL SA (AUBANGE)	01/07/2016	WO2016/000778	MP
50219		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/03/2014	15/322016			Filed		Side 22 and low cost connector	FEDERAL- MOGUL SA (AUBANGE)	01/07/2016	WO2016/000785	MP
50222		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	05/01/2014	15307479			Filed		Optimized wiper arm extension (u shape) with water/energy conveying	FEDERAL- MOGUL SA (AUBANGE)	11/05/2015	WO2015/165543	MP
50233		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	07/16/2014	15321310			Filed		Retrofit multiclip wiperblade (universal wiperblade)	FEDERAL- MOGUL SA (AUBANGE)	01/21/2016	WO2016/008523A1	MP
50234		WIPERS	United States	Regular	Original Filing	National	05/13/2015	14/710745	08/29/2017	9744946	Granted	05/13/2035	WINDSCREEN WIPER DEVICE	Federal- Mogul Motorparts LLC			MP
50356	WIPERS	United States	Regular	Original Filing	National	10/16/2015	14/885395	Filed	WINDSCREEN
WIPER DEVICE [X1
BEAM BLADE
ALL-IN-ONE
CONNECTOR
(INCLUDING ALL
OE CONNECTIONS
IN N.A.
AFTERMARKET AS
FOLLOWS: 19MM
AND 22 MM
BAYONET, 19MM
AND 22 MM
CYLINDRICAL
(BOSCH) PIN
CONNECTION, 2
PINCH TAB
CONNECTOINS
													(VALEO)]	Federal- Mogul Motorparts Corporation			MP
50357		WIPERS	United States	Regular	Original Filing	National	10/16/2015	14/885297			Filed		WINDSCREEN WIPER DEVICE [CYLINDRICAL RETENTION TABS FOR PINCHTAB (ROCK-LOCK) OE SPACERS]	Federal- Mogul Motorparts Corporation			MP
50440		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	10/14/2015	15766940			Filed		15 02 Connector base compatible with ultrasonic weld assembly and pin assembly	FEDERAL- MOGUL SA (AUBANGE)			MP
50441		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/15/2016	PCT/ EP2016/053149			Filed		153 LPC with no visible hopening in the top	FEDERAL- MOGUL SA (AUBANGE)			MP
50498		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	09/24/2015	PCT/ EP2015/072026			Filed		15 04 LPC WITH EXTRA OPENING TO RELEASE	FEDERAL- MOGUL SA (AUBANGE)	03/30/2017	WO2017/050381	MP
50539		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/04/2015	PCT/ EP2015/078685			Filed		15 09 HEATING BLADE	FEDERAL- MOGUL SA (AUBANGE)			MP
50540		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	12/09/2015	PCT/ EP2015/079122			Filed		1510 W0 CLIPPING PIN	FEDERAL- MOGUL SA (AUBANGE)			MP
50601		WIPERS	United States	Regular	Original Filing	Patent Cooperation Treaty	02/15/2016	16076795			Filed		Wiper Arm WITH SPRING EXTENSION 15 15	FEDERAL- MOGUL SA (AUBANGE)			MP
50661		WIPERS	United States	Regular	Original Filing	National	06/13/2017	US15/620852			Filed		X1 FLAT BLADE CONNECTOR FOR 22MM, 19MM, 19MM OE SIDE PIN, PINCH TAB WIPER ARM CONNECTIONS	Federal- Mogul Motorparts LLC			MP
50717		WIPERS	United States	Regular	Original Filing	National	06/26/2017	15/632495			Filed		X1 BLADE WITH SIDE LOCKS ON CONNECTOR BASE	Federal- Mogul Motorparts Corporation			MP
50755		WIPERS	United States	Regular	Original Filing	National	10/13/2017	15/783327			Filed		METAL/PLASTIC CONNECTOR BASE [3 BASE VERSIONS]	Federal- Mogul Motorparts LLC			MP
50758		WIPERS	United States	Regular	Original Filing	National	10/13/2017	15/782949			Filed		METAL/PLASTIC CONNECTOR BASE [19mm AND DENSO ADAPTER]	Federal- Mogul Motorparts Corporation			MP
50759		WIPERS	United States	Regular	Original Filing	National	11/03/2017	15/802750			Filed		CONNECTOR SLIDE LOCKS	Federal- Mogul Motorparts Corporation			MP
50904	2	WIPERS	United States	Provisional Filing	Original Filing	National	11/03/2017	62/581432			Filed	11/03/2018	DUAL BUTTON SPACER	Federal- Mogul Motorparts LLC			MP
50904	3	WIPERS	United States	Provisional Filing	Original Filing	National	11/03/2017	62/581458			Filed	11/03/2018	DUAL BUTTON SPACER	Federal- Mogul Motorparts LLC			MP
50904	1	WIPERS	United States	Provisional Filing	Original Filing	National	11/03/2017	62/581419			Filed	11/03/2018	DUAL BUTTON SPACER	Federal- Mogul Motorparts LLC			MP
51050		WIPERS	United States	Provisional Filing	Original Filing	National	09/04/2018	62/726534			Filed	09/04/2019	SPOILER WITH ELEMENT AND FLEXOR REGAINER INTEGRATED	Federal- Mogul Motorparts LLC			MP
D1		WIPERS	United States	Design	Original Filing	National	04/26/2004	29/204288			Filed		Windscreen wiper blade no. 1	FEDERAL- MOGUL SA (AUBANGE)			MP
D5		WIPERS	United States	Design	Original Filing	National	04/26/2004	29/204227	07/03/2007	D545752	Granted	07/03/2021	Windscreen wiper blade no. 5	FEDERAL- MOGUL SA (AUBANGE)			MP

FEDERAL-MOGUL FILTRATION LLC COPYRIGHTS

	Title	Reg No.	Owner
1.	2013 NAPA Coil Spring Catalogue (NCS13C October)		FEDERAL-MOGUL FILTRATION LLC
2.	2013 NAPA COIL SPRING CATALOG (NC513 October); Supersedes NCS11		FEDERAL-MOGUL FILTRATION LLC
3.	2013 Raybestos Chassis Parts Catalog RC13-LM		FEDERAL-MOGUL FILTRATION LLC
4.	2014 Carquest Raybestos Medium & Heavy Duty Chassis Application Guide (ffCQ2014PCHHD Supersedes CQ-10009)		FEDERAL-MOGUL FILTRATION LLC
5.	Raybestos Suspension and Steering System Diagrams; SSD-13	TX 7-722-794	FEDERAL-MOGUL FILTRATION LLC
6.	Raybestos Alignments Parts Catalog RA-13 Coverage Thru 2013	TX 7-679-514	FEDERAL-MOGUL FILTRATION LLC
7.	McQuay-Norris 1991-2013 Alignment Parts Catalog; MNA-13	TX-7-708-39G	FEDERAL-MOGUL FILTRATION LLC
8.	2013 NAPA Alignment Products Catalogue NA13C	TX7-721-465	FEDERAL-MOGUL FILTRATION LLC
9.	2013 CARQUEST Chassis Alignment Reference & Application Guide CQ2013AL	TX 7-719-383	FEDERAL-MOGUL FILTRATION LLC
10.	ACDelco 2013 Chassis Parts Alignment Products Catalog 4SA- 120-13; Supersedes 45A-120-12	TX 7-717-960	FEDERAL-MOGUL FILTRATION LLC
11.	ACDelco 2013 Car & Light-Duty Truck Chassis Catalog 45A-1QO- 13-V2/1991 Present; Supersedes 45A-100-12-V2	TX 7-722-850	FEDERAL-MOGUL FILTRATION LLC
12.	2008 Chassis Parts- Alignment Products Catalog 45A120-OB	TX 6-977-281	FEDERAL-MOGUL FILTRATION LLC
13.	2011 NAPA Coil Springs Catalogue NCS11C	TX 7-477-355	FEDERAL-MOGUL FILTRATION LLC
14.	2011 NAPA Coil Spring Catalog NCS11	TX 7-476-043
15.	NAPA Heavy Duty Chassis Parts CH-MHD-07	TX 6-941-713	FEDERAL-MOGUL FILTRATION LLC

16.	McQuay-Norris Alignment Products Catalog MNA07	TX 6-941-730	FEDERAL-MOGUL FILTRATION LLC
17.	2008 Chassis Parts- Alignment Products Catalog 45A-120-OB- GMP	TX 6-941-735	FEDERAL-MOGUL FILTRATION LLC
18.	2010 Heavy Duty Chassis Part Catalog CH-MHD-10	TX 7-346-745	FEDERAL-MOGUL FILTRATION LLC
19.	2010 Heavy Duty Chassis Parts Catalogue CH-MHD-10C	TX 7-323-026	FEDERAL-MOGUL FILTRATION LLC
20.	2010 NAPA Coil Spring Catalogue NCS10C	TX 7-313-721
21.	!010 NAPA Coil Spring Catalog NCS10	TX 7-312-772	FEDERAL-MOGUL FILTRATION LLC
22.	vlcQuay-Norris 2012 Control Arm Parts Catalog MNCA12	TX 0007487996	FEDERAL-MOGUL FILTRATION LLC
23.	.012 NAPA Control Arm Catalog NCCA12	TX 7-491-384	FEDERAL-MOGUL FILTRATION LLC
24.	Raybestos 2012 Heavy Duty Chassis Parts Catalog (RCHD-12)	TX0007478689	FEDERAL-MOGUL FILTRATION LLC
25.	2012 Heavy Duty Chassis Parts Catalog CH-MHD-12	TX 7-483-454
26.	2010 Carquest Medium & Heavy Duty Chassis Application Guide CQ-10009	TX-7-326-073	FEDERAL-MOGUL FILTRATION LLC
27.	NAPA 2007 Interchange & Product Numeric Catalog Reference Guide	TX 6-536-456	FEDERAL-MOGUL FILTRATION LLC
28.	Raybestos Hub Assemblies Domestic & Import Applications BPC-HA1	TX 6-974-677	FEDERAL-MOGUL FILTRATION LLC
29.	Raybestos Chassis Parts Catalog 1991*2009 (RC09-LM)	TX 6-938-861	FEDERAL-MOGUL FILTRATION LLC
30.	2008 NAPA Strut Mounts Catalogue NCSM08C	TX 7-174-261	FEDERAL-MOGUL FILTRATION LLC
31.	NAPA Chassis Parts Catalog NC07-LM-C1991-2007	TX 6-565-481	FEDERAL-MOGUL FILTRATION LLC
32.	NAPA Chassis Parts Catalog NC07-LM 1991-2007	TX 6-572-749	FEDERAL-MOGUL FILTRATION LLC
33.	2009 NAPA Coil Spring Catalog NCS09	TX 6-963-346	FEDERAL-MOGUL FILTRATION LLC
34.	2011 NAPA Alignment Products Catalog NA11	TX 7-360-813	FEDERAL-MOGUL FILTRATION LLC

35.	Raybestos Alignment Parts Catalog Coverage Thru 2011 RA-11	TX 7-335-476	FEDERAL-MOGUL FILTRATION LLC
36.	2011 NAPA Alignment Products Catalogue NA11C	TX 7-360-815	FEDERAL-MOGUL FILTRATION LLC
37.	2009 NAPA Coil Spring Catalogue NCS09C	TX 6-948-897	FEDERAL-MOGUL FILTRATION LLC
38.	2009 NAPA Heavy Duty Chassis Parts Catalog CH-MHD-09	TX 6-960-458	FEDERAL-MOGUL FILTRATION LLC
39.	2010 NAPA Alignment Products Catalogue NA10C	TX 7-158-912	FEDERAL-MOGUL FILTRATION LLC
40.	2012 CARQUEST Alignment Catalog CA2012AL	TX 7-527-266	FEDERAL-MOGUL FILTRATION LLC
41.	Raybestos Alignment Parts Catalog RA-12 Coverage Thru 2012	TX 7-507-133	FEDERAL-MOGUL FILTRATION LLC
42.	2012 NAPA Alignment Products Catalog NA12	TX 7-502-526	FEDERAL-MOGUL FILTRATION LLC
43.	2012 Heavy Duty Chassis Parts Catalogue CH-MHD-12C	TX 7-509-996	FEDERAL-MOGUL FILTRATION LLC
44.	2008 NAPA Strut Mounts Catalog NCSM08	TX 6-952-062	FEDERAL-MOGUL FILTRATION LLC
45.	1991-2010 Raybestos Alignment Parts Catalog RA-10	TX 7-169-190	FEDERAL-MOGUL FILTRATION LLC
46.	1990 & Prior Chassis Parts Catalog Domestic, Impart, Passenger Cars, Light-Duty Trucks & SUVS RC09-VIN	TX 6-953-523	FEDERAL-MOGUL FILTRATION LLC
47.	ACDelco 2012 Chassis Parts Alignment Products Catalog 45A- 120-12	TX 7-508-091 f	FEDERAL-MOGUL FILTRATION LLC
48.	1991-2011 Raybestos Chassis Parts Catalog RC11-LM	TX 7-364-037	FEDERAL-MOGUL FILTRATION LLC
49.	Chassis Parts Catalog NCQ50VIN 1990 & Prior	TX 6-404-978	FEDERAL-MOGUL FILTRATION LLC
50.	2012 NAPA Chassis Applications Catalog 1996-2013 Coverage Supplement / NC12-LM-S March 2012	TX 7-517-366	FEDERAL-MOGUL FILTRATION LLC
51.	2011 NAPA Chassis Applications Catalog 1996-2011 Coverage NC11-LM	TX 7-355-290	FEDERAL-MOGUL FILTRATION LLC

52.	2011 NAPA Chassis Applications Catalogue 1996-2011 Coverage NC11-LM-C	TX 7-353-775	FEDERAL-MOGUL FILTRATION LLC
53.	2012 NAPA Strut Mount Catalogue; NCSM12/December (Supersedes NCSM11C)	TX 7-657-244	FEDERAL-MOGUL FILTRATION LLC
54.	McQuay-Norris 1991-2010 Alignment Parts Catalog MNA-10	TX 7-174-591	FEDERAL-MOGUL FILTRATION LLC
55.	2012 NAPA Alignment Products Catalogue NA12C	TX 7-522-867	FEDERAL-MOGUL FILTRATION LLC
56.	Spicer Chassis Parts Catalog Coverage for Vehicles from 1991 Thru 2007 SC07-LM	TX 6-590-864	FEDERAL-MOGUL FILTRATION LLC
57.	ACDelco 2011 Car & Light-Duty Truck Chassis Catalog 45A-100- 11 Volume 2	TX 7-364-645	FEDERAL-MOGUL FILTRATION LLC
58.	ACDelco 2011 Chassis Parts Alignment Products Catalog 45A- 120-11	TX 7-373-434	FEDERAL-MOGUL FILTRATION LLC
59.	2012 NAPA Chassis Applications Catalogue NC12-LM-CS; 1996- 2012 Coverage Supplement	TX 7-539-207	FEDERAL-MOGUL FILTRATION LLC
60.	2009 Heavy Duty Chassis Parts Catalogue CH-MHD-09C	TX 6-970-350	FEDERAL-MOGUL FILTRATION LLC
61.	2009 Professional Grade Hub Assemblies Catalog BPC-HA2	TX0006965271	FEDERAL-MOGUL FILTRATION LLC
62.	CARQUEST Passenger Cars / Light Duty Trucks 1991 - 2014; CQ2013PCH; Supersedes CQ2012B	TX 7-743-963	FEDERAL-MOGUL FILTRATION LLC
63.	2010 NAPA Chassis Applications Catalogue 1996-2010 Coverage NC10-LM-C	TX 7-207-968	FEDERAL-MOGUL FILTRATION LLC
64.	2013 McQuay-Narris Chassis Parts Catalog MN13-LM	TX 7-735-673	FEDERAL-MOGUL FILTRATION LLC
65.	2013 NAPA Chassis Applications Catalog 1996-2014 Coverage NC13-LM May 2013	TX 7-744-803	FEDERAL-MOGUL FILTRATION LLC
66.	Canadian NAPA Chassis Applications Catalogue 1996-
67.	Coverage; NC13-LM-C Supersedes NC13-LM-C May 2013	TX 7-731-631	FEDERAL-MOGUL FILTRATION LLC

68.	Raybestos 1991-2010 Chassis Parts Catalog RC10-LM	TX 7-211-602	FEDERAL-MOGUL FILTRATION LLC
69.	1991-2012 CAR QUEST Chassis Passenger Cars/Ught Duty Trucks CQ2012B; Code PCH	TX 7-549-306	FEDERAL-MOGUL FILTRATION LLC
70.	ACDelco 2010 Chassis Parts Alignment Products Catalog 45A- 120-10	TX 7-189-116	FEDERAL-MOGUL FILTRATION LLC
71.	2011 Raybestos Hub Assemblies Catalog BPC-HA-11	TX 7-387-194	FEDERAL-MOGUL FILTRATION LLC
72.	Spicer CV Boot Catalog SCV06	TX 6-421-643	FEDERAL-MOGUL FILTRATION LLC
73.	ACDelco 2007 Chassis Parts Catalog 45A-100-07-GMP - Volume 2 Years 1990 and Earlier	TX 6-596-371	FEDERAL-MOGUL FILTRATION LLC
74.	McQuay-Norris Chassis Parts Catalog Passenger Cars/Ught Trucks/SUV’s Coverage for Vehicles from 1991 thru 2007 MN07-LM	TX 6-605-869	FEDERAL-MOGUL FILTRATION LLC
75.	McQuay-Norris Chassis Parts Catalog Passenger Cars/Ught Trucks/SUV’s Coverage for Vehicles thru 1990 MN07-EM	TX 6-594-833	FEDERAL-MOGUL FILTRATION LLC
76.	Mighty Chassis Parts 2007-1991 Steering System Suspension System	TX 6-605-868	FEDERAL-MOGUL FILTRATION LLC
77.	Mighty Chassis Parts 1990 & Earlier Steering System Suspension System	TX 6596-372	FEDERAL-MOGUL FILTRATION LLC
78.	Instructions for a Come-Back Free Installation	TX 6B44-296	FEDERAL-MOGUL FILTRATION LLC
79.	ACDelco 2010 Car & Light-Duty Truck Chassis Catalog 45A-100- 10 Volume 2 1991-2010	TX 7-231-326	FEDERAL-MOGUL FILTRATION LLC
80.	1991-2010 McQuay-Norris Chassis Parts Catalog MN10-LM	TX 7-230-756	FEDERAL-MOGUL FILTRATION LLC
81.	2010 NAPA Chassis Applications Catalog 1996-2010 Coverage NC 10-LM	TX 7-231-321	FEDERAL-MOGUL FILTRATION LLC
82.	Chassis Parts Catalog NC06-LM1991-2006	TX 6-405-685	FEDERAL-MOGUL FILTRATION LLC
83.	2009 Master Reference Guide MRG-09	TX0006985116	FEDERAL-MOGUL FILTRATION LLC
84.	2007 Chassis Parts-Coil Springs 45A-110-07-GMP	TX 6-982-460	FEDERAL-MOGUL FILTRATION LLC

85.	Spicer the Choice in Chassis SC06-LM	TX 6-409-075	FEDERAL-MOGUL FILTRATION LLC
86.	ACDelco 2007 Chassis Parts Catalog 4SA-100-07 - Volume 2 Years 2007-1991	TX 6-606197	FEDERAL-MOGUL FILTRATION LLC
87.	ACDelco 2007 Chassis Parts Catalog 45A-100-07-GMP - Volume 2 Years 2007-1991	TX 6596370	FEDERAL-MOGUL FILTRATION LLC
88.	ACDelco 2007 Chassis Parts Catalog 45A-100-07 - Volume 1 Years 1990 & Earlier	TX 6606196	FEDERAL-MOGUL FILTRATION LLC
89.	McQuay-Norris CV Boot Catalog MNCV06	TX 6421-642	FEDERAL-MOGUL FILTRATION LLC
90.	Spicer the Choice in Chassis SC06-VIN	TX 6-404-998	FEDERAL-MOGUL FILTRATION LLC
91.	NAPA Chassis NCS06	TX 6421-465	FEDERAL-MOGUL FILTRATION LLC
92.	2009 NAPA Chassis Applications Catalogue 1991-2009 Coverage NC09-LM-C	TX 7-224-517	FEDERAL-MOGUL FILTRATION LLC
93.	2009 NAPA Chassis Applications Catalog 1991-2009 Coverage NC09-LM	TX 7-001-580	FEDERAL-MOGUL FILTRATION LLC
94.	2010 NAPA Chassis Applications Catalogue 1995 and Prior Coverage NC10-VIN-C	TX 7-225-213	FEDERAL-MOGUL FILTRATION LLC
95.	2010 Hub Assemblies Catalog Domestic/lmport Applications BPC-HA-10	TX 7-229-059	FEDERAL-MOGUL FILTRATION LLC
96.	2013 NAPA Alignment Products Catalog NA13 Passenger Cars, Light Trucks, SUV (Supersedes NA12)	TX 7-689-952	FEDERAL-MOGUL FILTRATION LLC
97.	ACDelco 2009 Car & Light-Duty Truck Chassis Catalog 45A-100- 09-GMP Volume 21991-2009	TX 7-043-067	FEDERAL-MOGUL FILTRATION LLC
98.	AC Delco 2012 Car & Light Duty Truck Chassis Catalog; 45A- 100-12-V2; 1991-present; Supersedes 45A-100-11-V2	TX 7-572-957	FEDERAL-MOGUL FILTRATION LLC
99.	ACDelco 2009 Car & Ught-Duty Truck Chassis Catalog 45A-100- 09 Volume 11990-Prior	TX 6-990-351	FEDERAL-MOGUL FILTRATION LLC

100.	ACDelco 2009 Car & Light-Duty Truck Chassis Catalog 45A-100- 09-GMP Volume 11990-Prior	TX 7-001-489	FEDERAL-MOGUL FILTRATION LLC
101.	McQuay-Norris Coil Springs Catalog7riNC506	TX 6-421-677	FEDERAL-MOGUL FILTRATION LLC
102.	McQuay-Norris Chassis Parts Catalog MN06	TX 6-421-684	FEDERAL-MOGUL FILTRATION LLC
103.	McQuay-Norris CV Boot Catalog Import and Domestic Applications MNCV06R	TX 6429-040	FEDERAL-MOGUL FILTRATION LLC
104.	ACDelco 2006 Chassis Parts Catalog Car and Light Duty Truck 45A-100-06-GMP	TX 6431-744	FEDERAL-MOGUL FILTRATION LLC
105.	Spicer The Choice in Chassis Interchange Listing SIG06	TX 6-501-143	FEDERAL-MOGUL FILTRATION LLC
106.	McQuay-Norris Alignment Products Catalog MNA06	TX 6-453-330	FEDERAL-MOGUL FILTRATION LLC
107.	ACDelco 2007 Chassis Parts Competitive Reference & Wholesale Buyers Guide 45A-138/139-07	TX-6/826-082	FEDERAL-MOGUL FILTRATION LLC
108.	McQuay-Norris U-Joint Catalog MNUJ07	TX 6-835-588	FEDERAL-MOGUL FILTRATION LLC
109.	ACDelco 2009 Car & Light-Duty Truck Chassis Catalog 45A-100- 09 Volume 21991-2009	TX 7-054-722	FEDERAL-MOGUL FILTRATION LLC
110.	ACDelco 2006 Chassis Parts Catalog Car and Light Duty Truck 45A-100-06	TX-6-428-584	FEDERAL-MOGUL FILTRATION LLC
111.	Mighty Auto Parts 2006 Chassis Parts CHASSIS-06	TX-6-428-269	FEDERAL-MOGUL FILTRATION LLC
112.	2010 Carquest Chassis Alignment Reference and Application Guide CQ-10010	TX 7-247-563	FEDERAL-MOGUL FILTRATION LLC
113.	2011 McQuay-Norris U-Joint Catalog MNUJ11	TX 7-424-970	FEDERAL-MOGUL FILTRATION LLC
114.	2008 ACDelco Chassis Parts Catalog 45A-100-08	TX 6-880-235	FEDERAL-MOGUL FILTRATION LLC
115.	2008 ACDelco chassis Parts Catalog 45A-100-08-GMP	TX 6-879-432	FEDERAL-MOGUL FILTRATION LLC
116.	2010 NAPA Chassis Applications Catalog 1995 and Prior Coverage NC10-VIN	TX 7-260-299	FEDERAL-MOGUL FILTRATION LLC

117.	Spicer the Choice in Chassis Alignment Products Catalog Import and Domestic Weatherly Index 110 SA06	TX 6-454-881	FEDERAL-MOGUL FILTRATION LLC
118.	NAPA Chassis Alignment Products Catalog Weatherly Index 110 NA06	TX 6-446-847	FEDERAL-MOGUL FILTRATION LLC
119.	Spicer the Choice In Chassis Import and Domestic Buyer’s Guide/Numerical Listing SBG06	TX 6-445-858	FEDERAL-MOGUL FILTRATION LLC
120.	McQuay-Norris Buyer’s Guide/Numerlcal Listing MNBG06	TX 6-439-357	FEDERAL-MOGUL FILTRATION LLC
121.	ACDelco 2007 Chassis Parts Competitive Reference & Wholesale Buyers Guide 45A-138/139-07-GMP	TX 6-826-079	FEDERAL-MOGUL FILTRATION LLC
122.	2008 Napa Alignment Products Catalog NA08	TX 6-883-356	FEDERAL-MOGUL FILTRATION LLC
123.	ACDelco 2009 Chassis Parts Competitive Cross-Reference & Wholesale Buyer’s Guide 45A-138-139-09	TX 7-053-482	FEDERAL-MOGUL FILTRATION LLC
124.	ACDelco 2009 Chassis Parts Competitive Cross-Reference & Wholesale Buyer’s Guide 45A-13B-139-09-GMP	TX 7-040-752	FEDERAL-MOGUL FILTRATION LLC
125.	Raybestos 1991-2009 Alignment Parts Catalog RA-09	TX 7-040-800	FEDERAL-MOGUL FILTRATION LLC
126.	McQuay-Norris Interchange Listing MIGOG	TX6-645-882	FEDERAL-MOGUL FILTRATION LLC
127.	2008 NAPA Chassis Applications Catalogue 1991-2008 Coverage NC08-LM-C	TX 7-225-497	FEDERAL-MOGUL FILTRATION LLC
128.	200B NAPA Alignment Products Catalogue NA08C	TX6-B90-575	FEDERAL-MOGUL FILTRATION LLC
129.	2008 NAPA Brake Systems Catalogue 1991-2008 Coverage BSP LM-08C	TX 6-887-905	FEDERAL-MOGUL FILTRATION LLC
130.	2010 Carquest Chassis Passenger Cars Light Duty Trucks 1991- 2010 CQ-10011	TX 7-283-975	FEDERAL-MOGUL FILTRATION LLC
131.	2010 Carquest Chassis Passenger Cars Light Duty Trucks 1990 & Prior CQ-10012	TX0007286770	FEDERAL-MOGUL FILTRATION LLC

132.	2012 CARQUE5T Chassis Light Duty Application Guide Catalog HCQ1012R; Code RCH	TX 7-545-941	FEDERAL-MOGUL FILTRATION LLC
133.	2010 Carquest Light Duty Chassis Application Guide CQ-10017	TX 7-268-193	FEDERAL-MOGUL FILTRATION LLC
134.	2010 Raybestos Stmt Assembly Catalog RSA-10	TX 7-270-184	FEDERAL-MOGUL FILTRATION LLC
135.	2008 ACDelco Chassis Parts Competitive Cross Reference & Wholesale Buyer’s Guide 45A-138/139-0SGMP	TX 6-912-672	FEDERAL-MOGUL FILTRATION LLC
136.	2009 NAPA Alignment Products Catalog NA09	TX 7-066-738	FEDERAL-MOGUL FILTRATION LLC
137.	2009 NAPA Alignment Products Catalogue NA09C	TX 7-045-872	FEDERAL-MOGUL FILTRATION LLC
138.	2008 NAPA Chassis Applications Catalog 1991-2008 Coverage NC08-LM	TX 6-897-617	FEDERAL-MOGUL FILTRATION LLC
139.	1991-2010 Stmt Mount Catalog RSM-10	TX 7-168-666	FEDERAL-MOGUL FILTRATION LLC
140.	ACDelco 2009 Chassis Parts Alignment Products Catalog 45A- 120-09.1 GMP	TX 7-132-848	FEDERAL-MOGUL FILTRATION LLC
141.	2011 NAPA Stmt Mount Catalogue NCSM11C	TX 7-442-189	FEDERAL-MOGUL FILTRATION LLC
142.	2009 ACDelco Chassis Parts-Alignment Products Catalog 45A- 120-09-GMP	TX 6-895-402	FEDERAL-MOGUL FILTRATION LLC
143.	2008 ACDelco Chassis Parts Competitive Cross Reference & Wholesale Buyer’s Guide 45A-138/139-08	TX 6-889-783	FEDERAL-MOGUL FILTRATION LLC
144.	NAPA Chassis Strut Precision Engineered Mounts NCSM06	TX 6-468-966	FEDERAL-MOGUL FILTRATION LLC
145.	ACDelco 2006 Chassis Parts Competitive Cross Reference and Wholesale Buyer’s Guide 4SA-138/139-06	TX 6-466-463	FEDERAL-MOGUL FILTRATION LLC
146.	ACDelco 2006 Chassis Parts Competitive Cross Reference and Wholesale Buyer’s Guide 14A-138/139-06-GMP	TX 6-468-119	FEDERAL-MOGUL FILTRATION LLC

147.	ACDelco 2006 Chassis Parts Catalog Alignment Products 45A- 120-06	TX 6-480-041	FEDERAL-MOGUL FILTRATION LLC
148.	ACDelco 2006 Chassis Parts Catalog Alignment Products 45A- 120-06-GMP	TX 6-480-057	FEDERAL-MOGUL FILTRATION LLC
149.	Raybestos 1991-2012 Stmt Mount Catalog RSM-12	TX 7-463-125	FEDERAL-MOGUL FILTRATION LLC
150.	2009 ACDelco Chassis Parts Alignment Products Catalog 45A- 120-09	TX 6-912-777	FEDERAL-MOGUL FILTRATION LLC
151.	NAPA Alignment Products Catalog NA07	TX 6-903-205	FEDERAL-MOGUL FILTRATION LLC
152.	NAPA Coil Springs Catalog NCS07	TX 6-909-715	FEDERAL-MOGUL FILTRATION LLC
153.	2011 Raybestos Stmt Assembly Catalog RSA-11	TX 7-457-024	FEDERAL-MOGUL FILTRATION LLC
154.	TECUT CO. BULLETIN NO. 2	A731.585	FEDERAL-MOGUL FILTRATION LLC
155.	Import Idle/Shut-Off Solenoids (Emission Controls)	TX 594-756	FEDERAL-MOGUL FILTRATION LLC
156.	Spicer Coil Springs Catalog SCS07	TX 6-909-580	FEDERAL-MOGUL FILTRATION LLC
157.	McQuay-Norris Coil Springs Catalog MNCS07	TX 6-908-199	FEDERAL-MOGUL FILTRATION LLC
158.	2009 ACDelco Coil Springs Catalog 45A-110-09	TX 7-099-247	FEDERAL-MOGUL FILTRATION LLC
159.	2009 ACDelco Coil Springs Catalog 45A-110-09 GMP	TX 7-098-537	FEDERAL-MOGUL FILTRATION LLC
160.	2012 NAPA Control Arm Catalogue NCCA12C	TX 7-522-668	FEDERAL-MOGUL FILTRATION LLC
161.	1991-2012 Raybestos Control Arm Parts Catalog RCA12	TX 7-463-468	FEDERAL-MOGUL FILTRATION LLC
162.	Spicer The Choice in Chassis Strut Mount Catalog SSM07	TX 6-482-356	FEDERAL-MOGUL FILTRATION LLC
163.	McQuay-Norris Stmt Mount Catalog MNSM07	TX 6-480-056	FEDERAL-MOGUL FILTRATION LLC
164.	Spicer The Choice In Chassis Heavy Duty Chassis Parts Catalog SHD-CH07	TX 6-492-516	FEDERAL-MOGUL FILTRATION LLC
165.	NAPA Heavy Duty Chassis Parts Catalog CH-MHD-06	TX 6-495-595	FEDERAL-MOGUL FILTRATION LLC
166.	2007 Chassis Parts-Coil Springs 45A-110-07	TX 6-919-974	FEDERAL-MOGUL FILTRATION LLC

167.	2010 NAPA Stmt Mount Catalogue NCSM10C	TX 7-294-482	FEDERAL-MOGUL FILTRATION LLC
168.	Spicer Alignment Products Catalog 5A07	TX 6-928-243	FEDERAL-MOGUL FILTRATION LLC
169.	2009 NAPA Stmt Mount Catalogue NCSM09C	TX 7-120-627	FEDERAL-MOGUL FILTRATION LLC
170.	2009 NAPA 5tmt Mount Catalog NCSM09	TX 7-118-182	FEDERAL-MOGUL FILTRATION LLC
171.	NAPA Chassis Stmt Mounts NCSM07	TX 6-960-568	FEDERAL-MOGUL FILTRATION LLC
172.	Raybestos 2010 Coil Spring Catalog RCS-10	TX 7-307-252	FEDERAL-MOGUL FILTRATION LLC
173.	2010 McQuay-Norris Coil Spring Catalog MNCS10	TX 7-316-716	FEDERAL-MOGUL FILTRATION LLC
174.	2013 Heavy Duty Chassis Parts	TX7-823-881	FEDERAL-MOGUL FILTRATION LLC

FEDERAL-MOGUL LLC COPYRIGHTS

Title		Reg No	Owner
1.	Bower/B C A and NATIONAL sheave bearings and excluder SEALs	TX0000928726	Federal-Mogul LLC
2.	Bower/BCA 515A : quick reference specifications manual.	TX0003803791	Federal-Mogul LLC
3.	Bower roller bearings, B C A ball bearings, heavy duty transmission & differential kits, agricultural kits : 1986 buyers guide	TX0002053237	Federal-Mogul LLC
4.	Federal-Mogul Remanufactured connecting rod	VA0000287227	Federal-Mogul LLC
5.	Federal-Mogul water pumps	VA0000322412	Federal-Mogul LLC
6.	Heavy duty transmission & differential applications : Bower/B C A--anti-friction bearings, NATIONAL--oil SEALs	TX0001106763	Federal-Mogul LLC
7.	Federal-Mogul engine bearings : shop specification manual	TX0002549793	Federal-Mogul LLC
8.	Federal-Mogul engine bearing catalog = catalogue coussinets europeens et japonais = catalogo bronzine europee e giapponesi = catalogo decojinetes europeos y japoneses	TX0002032662	Federal-Mogul LLC
9.	Import vehicle applications : roller and ball bearings, oil SEALs, engine bearings : [catalog].	TX0000562771	Federal-Mogul LLC
10.	NATIONAL Oil SEALs industrial interchange with zero duplication part numbers : [no.] 428	TX0001116440	Federal-Mogul LLC

Title		Reg No	Owner
11.	NATIONAL oil SEALs specifications manual : [no.] 415 : size, design, and installation data	TX0000845010	Federal-Mogul LLC
12.	NATIONAL wear sleeves and oil SEALs : [catalog].	TX0000386113	Federal-Mogul LLC
13.	Signal-Stat lighting and safety products : for heavy-duty, automotive, and industrial applications.	TX0002355486	Federal-Mogul LLC
14.	Sterling pistons master catalog : passenger car & light truck	TX0001481548	Federal-Mogul LLC
15.	Sterling pistons master catalog : passenger car & light truck : [no.] 604.	TX0000870872	Federal-Mogul LLC
16.	Bearing basic facts, installation : film reference training book	TX0000254033	Federal-Mogul LLC
17.	Bearing basic facts : selection : film reference training book	TX0000068845	Federal-Mogul LLC
18.	Bower/B C A master bearing interchange	TX0000413519	Federal-Mogul LLC
19.	Heavy-duty wheel applications : 502-W : [catalog].	TX0001195962	Federal-Mogul LLC
20.	Heavy-duty wheel applications : [catalog].	TX0000413520	Federal-Mogul LLC
21.	Heavy-duty wheel applications : [catalog] 502W	TX0002031766	Federal-Mogul LLC
22.	Transmission applications : anti-friction bearings, oil SEALs : [catalog].	TX0000521118	Federal-Mogul LLC
23.	115G 1985 Federal-Mogul engine bearing catalog coussinets, catalogo brozine, catalogo de cojinetes : Daimler-Benz, Volkswagen	TX0002188721	Federal-Mogul LLC
24.	1989 buyers guide--Carter fuel pumps : 3770 FP	TX0002611082	Federal-Mogul LLC
25.	1995 buyers guide, oil SEALs : CQ470 1995, SLS	TX0004081195	Federal-Mogul LLC
26.	3882 Carter engine management components for fuel injected vehicles, 1993	TX0003838550	Federal-Mogul LLC
27.	Agricultural bearings master catalog, December 1986	TX0002254949	Federal-Mogul LLC
28.	Agricultural bearings master catalog, May 1983	TX0002137180	Federal-Mogul LLC
29.	Analisis de fallas de rodamientos : 3304 BRB 85.	TX0002006669	Federal-Mogul LLC
30.	Anti-friction bearing distress analysis.	TX0002008536	Federal-Mogul LLC
31.	Anti-friction bearing distress analysis : 3302 BRB/85	TX0002006670	Federal-Mogul LLC
32.	The Ball and roller bearing group, atlas of microstructures / compiled by Jon T. Gabrielsen	TX0000254034	Federal-Mogul LLC
33.	BCA agricultural bearings catalog : 518 : 1997 : specifications, applications, numerical listings and interchanges	TX0003954556	Federal-Mogul LLC
34.	BCA bearings, NATIONAL oil SEALs : vol. 1 : application listings for 1979.	TX0004078164	Federal-Mogul LLC

Title		Reg No	Owner
35.	BCA bearings, NATIONAL oil SEALs : vol. 2 : application listings for 1980-1995.	TX0004078148	Federal-Mogul LLC
36.	BCA bearings, NATIONAL oil SEALs : vol. 2 : application listings for 1980-1995.	TX0004078165	Federal-Mogul LLC
37.	BCA boot kit : [no.] LBBK-20	VA0000287232	Federal-Mogul LLC
38.	BCA clutch release bearings : 302, 1987	TX0002604028	Federal-Mogul LLC
39.	BCA clutch release bearings : 304, 1994	TX0003945690	Federal-Mogul LLC
40.	BCA clutch release bearings and clutch forks : catalog 304S, 1995	TX0004075092	Federal-Mogul LLC
41.	BCA constant velocity components : 529, 1988	TX0002940799	Federal-Mogul LLC
42.	BCA constant velocity components : 529S, 1989 : for imported passenger car and light truck applications	TX0003000983	Federal-Mogul LLC
43.	BCA constant velocity components : for U. S. and imported passenger cars and light trucks / Federal Mogul	TX0002032663	Federal-Mogul LLC
44.	BCA,CV joints : [no.] LBCV-10	VA0000287229	Federal-Mogul LLC
45.	BCA halfshaft assembly : [no.] LBHS-1.	VA0000287231	Federal-Mogul LLC
46.	BCA mast guide bearing catalog : specifications and interchanges : 305	TX0002931865	Federal-Mogul LLC
47.	BCA master antifriction bearing interchange, 1992 : 525	TX0003238840	Federal-Mogul LLC
48.	BCA NATIONAL agricultural specifications : catalog no. 518, 1995	TX0004003032	Federal-Mogul LLC
49.	BCA NATIONAL wheel service catalog, 1995 : no. 505	TX0004151741	Federal-Mogul LLC
50.	BCA quick reference specifications manual : catalog no. 515A	TX0003981438	Federal-Mogul LLC
51.	Bearing & SEAL transmission & differential kits	VA0000287230	Federal-Mogul LLC
52.	Bearings & SEALs quick reference guide : form no. CQ 505	TX0004023711	Federal-Mogul LLC
53.	Bower/B C A 515 specifications manual : dimensions, load ratings, and additional data	TX0000856710	Federal-Mogul LLC
54.	Bower/B C A bearings : [no.] B-103	VA0000268304	Federal-Mogul LLC
55.	Bower/B C A clutch release bearing catalog : including clutch pilot bearings	TX0000666606	Federal-Mogul LLC
56.	Bower/B C A drive shaft supports : [catalog] : popular applications, interchanges	TX0000476666	Federal-Mogul LLC
57.	Bower/B C A drive shaft supports : popular applications, interchanges	TX0001942761	Federal-Mogul LLC
58.	Bower/B C A mast guide bearing catalog : specifications, interchanges, popular applications	TX0000666604	Federal-Mogul LLC
59.	Bower/B C A NATIONAL bearings and SEALs for U. S. and imported passenger cars, light and medium duty trucks (thru 2 1/2 ton)	TX0001945221	Federal-Mogul LLC
60.	Bower/B C A NATIONAL construction equipment bearings and SEALs : 503	TX0001465226	Federal-Mogul LLC

Title		Reg No	Owner
61.	Bower/B C A quick reference specifications manual : numerical & bore size listings (tapered, cylindrical, needles, journal roller bearings, and ball bearings).	TX0000797550	Federal-Mogul LLC
62.	CarQuest bearings & SEALs 1993	TX0003759380	Federal-Mogul LLC
63.	CarQuest bearings & SEALs 1994	TX0003806273	Federal-Mogul LLC
64.	CarQuest bearings & SEALs : vol. 1 : form no. CQ 510	TX0004023714	Federal-Mogul LLC
65.	Carquest bearings & SEALs : vol. 2.	TX0004144779	Federal-Mogul LLC
66.	CarQuest bearings/SEALs agricultural specifications : form no. CQ 518 : August 1994	TX0003928921	Federal-Mogul LLC
67.	CARQUEST bearings specification manual, issued August 1944	TX0003758388	Federal-Mogul LLC
68.	CarQuest clutch release bearings : CQ 304 : October 1994	TX0003948065	Federal-Mogul LLC
69.	CarQuest oil & grease SEALs : specification manual : March 1995	TX0004145810	Federal-Mogul LLC
70.	Carter carburetor emission components : 3881, 1989	TX0002487536	Federal-Mogul LLC
71.	Carter carburetor : [no.] C18LB.	VA0000319253	Federal-Mogul LLC
72.	Carter electric super fuel pump	VA0000322007	Federal-Mogul LLC
73.	Carter engine management components for fuel injected vehicles, 1990 : catalog	TX0003758738	Federal-Mogul LLC
74.	Carter engine management components for fuel injected vehicles : catalog no. 3882S	TX0004096054	Federal-Mogul LLC
75.	Carter fuel injection & F. I. emission components : 3882, 1988 : for U. S. and imported passenger cars and light trucks, for fuel injected vehicles only	TX0002487575	Federal-Mogul LLC
76.	Carter Fuel pump	VA0000287233	Federal-Mogul LLC
77.	Carter fuel pumps : 3879, August 1987 : applications, numerical listings, interchanges, and specifications	TX0002751913	Federal-Mogul LLC
78.	Carter fuel pumps and fuel pump assemblies, 1990 : 3879	TX0002834558	Federal-Mogul LLC
79.	Carter fuel pumps and fuel pump assemblies, 1992 : 3879	TX0003239211	Federal-Mogul LLC
80.	Carter fuel pumps and fuel pump assemblies, 1994 : 3879	TX0003785208	Federal-Mogul LLC
81.	Carter fuel pumps, applications and interchanges, 1987	TX0002516390	Federal-Mogul LLC
82.	Carter Fuel system components	VA0000287226	Federal-Mogul LLC
83.	Carter new carburetors : applications and interchanges : no. 3878, 1987.	TX0002191168	Federal-Mogul LLC
84.	Carter new water pumps, 3870, 1988	TX0002939329	Federal-Mogul LLC
85.	Carter PCV valves : 3881PCV : 1990 : for US and imported passenger cars and light trucks	TX0002753715	Federal-Mogul LLC
86.	Carter performance products : [no.] PP12LB	VA0000320006	Federal-Mogul LLC

Title		Reg No	Owner
87.	Carter super fuel pump	VA0000322005	Federal-Mogul LLC
88.	Carter TRW new water pumps : catalog no. X3004S	TX0004151740	Federal-Mogul LLC
89.	Carter water pumps : 1989 buyers guide	TX0002611335	Federal-Mogul LLC
90.	Carter water pumps and water pump kits : 3870, 1990 : for domestic & imported passenger cars, trucks, marine, agricultural & industrial applications	TX0003000982	Federal-Mogul LLC
91.	Carter Zip-Kits : 3880, 1987.	TX0003030782	Federal-Mogul LLC
92.	Clutch release bearings supplement, June 1995	TX0004083665	Federal-Mogul LLC
93.	Competitor’s interchange Federal-Mogul engine bearing : [part no.] 130.	TX0000422701	Federal-Mogul LLC
94.	Differential applications. Anti-friction bearings, oil SEALs : [catalog].	TX0000538299	Federal-Mogul LLC
95.	Discover opportunities in bearings : Bower/B C A.	TX0002008928	Federal-Mogul LLC
96.	Discover opportunities in bearings : N A P A bearings	TX0002008929	Federal-Mogul LLC
97.	Discover opportunities in engine bearings : Federal-Mogul	TX0002008927	Federal-Mogul LLC
98.	Discover opportunities in engine bearings : N A P A engine bearings : form 5001 NEB/82.	TX0002012825	Federal-Mogul LLC
99.	Engine bearing service manual	TX0000800389	Federal-Mogul LLC
100.	Engine bearing service manual : Napa engine bearings : when the name is Napa, the standard is quality	TX0000800388	Federal-Mogul LLC
101.	Engine parts for Japanese vehicles = Refacciones para motores de vehiculos japoneses = Pieces de moteur pour vehicules japonais	TX0002052488	Federal-Mogul LLC
102.	Environmental, health and safety management systems implementation/registration guidance / authored by Roger Strelow and Cornelius C. Smith	TXu001155414	Federal-Mogul LLC
103.	Federal-Mogul Bower B C A bearings, NATIONAL oil SEALs : Feb. 1989, 510A	TX0002611080	Federal-Mogul LLC
104.	Federal-Mogul Bower/B C A bearings, NATIONAL oil SEALs : for U. S. and imported passenger cars, light and medium duty trucks (through 2 1/2 ton), boat trailers, snowmobiles, and ATV’s : 510, 1987.	TX0002604092	Federal-Mogul LLC
105.	Federal-Mogul Bower/BCA bearings, BCA C.V. components, NATIONAL oil SEALs : 1990, 510.	TX0003050892	Federal-Mogul LLC
106.	Federal-Mogul Bower/BCA bearings, BCA C.V. components, NATIONAL oil SEALs : 1991, 510	TX0003405404	Federal-Mogul LLC
107.	Federal-Mogul Bower/BCA bearings, NATIONAL oil SEALs : 1994, 510.	TX0003765443	Federal-Mogul LLC

Title		Reg No	Owner
108.	Federal Mogul engine bearing distress analysis : 1400 EB/86	TX0002191467	Federal-Mogul LLC
109.	Federal-Mogul Engine bearings	VA0000263499	Federal-Mogul LLC
110.	Federal-Mogul engine bearings complete interchange : 125WT, 1985 weatherly index, no. 032.	TX0002004872	Federal-Mogul LLC
111.	Federal-Mogul engine bearings : master interchange : 125 : 1986 : weatherly index no. 032	TX0002751143	Federal-Mogul LLC
112.	Federal-Mogul engine bearings master interchange : 125, 1990	TX0002819911	Federal-Mogul LLC
113.	Federal-Mogul engine bearings : [no.] 829AL	VA0000319307	Federal-Mogul LLC
114.	Federal-Mogul engine bearings : shop specification manual	TX0001282304	Federal-Mogul LLC
115.	Federal-Mogul engine bearings : shop specification manual	TX0000599794	Federal-Mogul LLC
116.	Federal-Mogul engine bearings, shop specification manual, 1989 : 115	TX0002603032	Federal-Mogul LLC
117.	Federal-Mogul engine bearings shop specification manual : no. 115.	TX0001004151	Federal-Mogul LLC
118.	Federal-Mogul engine bearings shop specification manual : no. 115, 1984	TX0002494578	Federal-Mogul LLC
119.	Federal-Mogul engine bearings shop specification manual : no. 115, 1991	TX0003238969	Federal-Mogul LLC
120.	Federal-Mogul engine parts and kits : vol. 1, 1979 and earlier : catalog no. SP1501	TX0004313021	Federal-Mogul LLC
121.	Federal-Mogul engine parts and kits : vol. 2, 1980 to present : no. SP1502, 1996	TX0004314136	Federal-Mogul LLC
122.	Federal-Mogul heavy-duty transmission & differential applications : Bower/B C A antifriction bearings, NATIONAL oil SEALs and GASKETs : 502TD, 1987	TX0002084849	Federal-Mogul LLC
123.	Federal-Mogul heavy-duty wheel applications : Bower/B C A antifriction bearings, NATIONAL oil SEALs, hubcaps, and GASKETs : 502W, 1989	TX0002604027	Federal-Mogul LLC
124.	Federal-Mogul Marine products catalog	TX0002819995	Federal-Mogul LLC
125.	Federal Mogul performance : 3209	TX0003441623	Federal-Mogul LLC
126.	Federal-Mogul performance products	TX0002957318	Federal-Mogul LLC
127.	Federal-Mogul performance products : 3209EP : Federal-Mogul engine bearings, Sterling pistons	TX0002753716	Federal-Mogul LLC
128.	Federal Mogul performance products catalog, 1991 : 3209	TX0002990315	Federal-Mogul LLC
129.	Federal-Mogul pistons master catalog : catalog no. 604, 1966.	TX0004318301	Federal-Mogul LLC
130.	Federal-Mogul Shim stock	VA0000287228	Federal-Mogul LLC
131.	Federal-Mogul Thrust washer : [no.] E-34TW	VA0000319296	Federal-Mogul LLC
132.	Federal-Mogul valve seat catalog : 605VS 1986 weatherly index no. 060	TX0002279697	Federal-Mogul LLC

Title		Reg No	Owner
133.	Firestone NATIONAL wheel SEALs : front and rear wheel SEAL and bearing applications	TX0000666603	Federal-Mogul LLC
134.	Instrumented gasoline piston	VAu000605984	Federal-Mogul LLC
135.	Instrumetned diesel piston	VAu000603974	Federal-Mogul LLC
136.	Japanese application catalog : Federal-Mogul engine bearings, Hastings piston rings	TX0000486935	Federal-Mogul LLC
137.	Linkage capabilities.	TXu001145939	Federal-Mogul LLC
138.	Manual de servicio de cojinetes para motor	TX0000856711	Federal-Mogul LLC
139.	N305 NAPA bearings : mast guide bearing catalog : August 1990	TX0002962412	Federal-Mogul LLC
140.	NAPA bearings : agricultural catalog	TX0000386112	Federal-Mogul LLC
141.	NAPA bearings : bearings and SEALs : for U. S. and imported passenger cars, light duty trucks (thru 1 1/2 ton), boat trailers, snowmobiles, and A T V’s	TX0000797549	Federal-Mogul LLC
142.	NAPA bearings : [catalog] : drive shaft supports	TX0000476667	Federal-Mogul LLC
143.	NAPA bearings : clutch bearing master catalog	TX0000386111	Federal-Mogul LLC
144.	NAPA bearings : drive shaft supports	TX0001965484	Federal-Mogul LLC
145.	NAPA bearings : heavy duty differential catalog	TX0000549163	Federal-Mogul LLC
146.	NAPA bearings : heavy duty differential catalog	TX0000386114	Federal-Mogul LLC
147.	NAPA bearings : heavy duty transmission catalog	TX0000386110	Federal-Mogul LLC
148.	NAPA bearings : import vehicle applications.	TX0000666605	Federal-Mogul LLC
149.	NAPA bearings : mast guide bearing catalog	TX0000660484	Federal-Mogul LLC
150.	NAPA bearings : master bearing interchange	TX0000426347	Federal-Mogul LLC
151.	NAPA bearings : master bearing interchange	TX0000386115	Federal-Mogul LLC
152.	NAPA bearings : N302.	TX0002640056	Federal-Mogul LLC
153.	NAPA bearings : N502-T : heavy duty transmission catalog	TX0000556786	Federal-Mogul LLC
154.	NAPA bearings : N510, April 1990	TX0003431806	Federal-Mogul LLC
155.	NAPA bearings : N510, Nov., 1992 : master catalog featuring bearing and SEAL listings for US and imported vehicles, light and medium trucks (thru 2 1/2 ton[s] : N510.	TX0003509104	Federal-Mogul LLC
156.	NAPA bearings numerical listing	TX0000798055	Federal-Mogul LLC
157.	NAPA bearings numerical listing	TX0000526390	Federal-Mogul LLC
158.	NAPA bearings : passenger car, light truck catalog.	TX0000362420	Federal-Mogul LLC
159.	NAPA bearings quick reference specifications manual : [no.] N515A : numerical & bore size listings, tapered, cylindrical, needles, journal roller bearings, and ball bearings	TX0000845009	Federal-Mogul LLC

Title		Reg No	Owner
160.	NAPA bearings : weatherly index 300 : N510 : Aug., 1987 : master catalog featuring bearing and SEAL listings for US and imported vehicles, light and medium duty trucks (thru 2 1/2 ton)	TX0002711815	Federal-Mogul LLC
161.	NAPA engine bearings : master catalog and shop manual	TX0000800386	Federal-Mogul LLC
162.	NAPA engine bearings : master catalog shop manual, March 1989 : N115	TX0002612159	Federal-Mogul LLC
163.	NAPA engine bearings : N115 : master catalog, shop manual	TX0001027673	Federal-Mogul LLC
164.	NAPA engine bearings : replacement parts : [master catalog, shop manual].	TX0003236498	Federal-Mogul LLC
165.	NAPA engine bearings : replacement parts : [master catalog, shop manual].	TX0002132707	Federal-Mogul LLC
166.	NAPA engine bearings : replacement parts : [master catalog, shop manual].	TX0002045884	Federal-Mogul LLC
167.	NAPA fuel pumps : fuel pumps and fuel pump assemblies : N3879 : catalog.	TX0003637418	Federal-Mogul LLC
168.	NAPA fuel pumps : fuel pumps and fuel pump assemblies : N3879, Jan. 1992	TX0003239661	Federal-Mogul LLC
169.	NAPA lighting : lighting and safety products : N2001	TX0003328813	Federal-Mogul LLC
170.	NAPA lighting : lighting and safety products : N2001-S : for automotive, heavy-duty and industrial applications	TX0003446460	Federal-Mogul LLC
171.	NATIONAL O-rings	VA0000319297	Federal-Mogul LLC
172.	NATIONAL O-rings industrial maintenance guide : 915	TX0002004869	Federal-Mogul LLC
173.	NATIONAL O-rings industrial maintenance guide : [no.] 915	TX0002483514	Federal-Mogul LLC
174.	NATIONAL oil SEALs.	VA0000263500	Federal-Mogul LLC
175.	NATIONAL oil SEALs 1995 buyers guide : catalog no. 470 1995 SLS	TX0004020016	Federal-Mogul LLC
176.	NATIONAL oil SEALs 1996 buyers guide : BCA bearings : catalog no. 570	TX0004266168	Federal-Mogul LLC
177.	NATIONAL oil SEALs industrial interchange : 428, 1988	TX0002972647	Federal-Mogul LLC
178.	NATIONAL oil SEALs, industrial “zero-duplication plus” : specification manual, 1990 : no. 415-I	TX0002931864	Federal-Mogul LLC
179.	NATIONAL oil SEALs master interchange	TX0001954864	Federal-Mogul LLC
180.	NATIONAL oil SEALs master interchange	TX0001004334	Federal-Mogul LLC
181.	NATIONAL oil SEALs master interchange	TX0000711329	Federal-Mogul LLC
182.	NATIONAL oil SEALs master interchange, 1988 : 425	TX0002959184	Federal-Mogul LLC

Title		Reg No	Owner
183.	NATIONAL oil SEALs master interchange : catalog no. 425, 1995	TX0004161856	Federal-Mogul LLC
184.	NATIONAL oil SEALs specifications manual, 1985 : no. 415.	TX0002389997	Federal-Mogul LLC
185.	NATIONAL oil SEALs specifications manual, 1988 : no. 415.	TX0002487733	Federal-Mogul LLC
186.	NATIONAL oil SEALs specifications manual, 1995 : catalog no. 415	TX0004147997	Federal-Mogul LLC
187.	NATIONAL redi-sleeves.	VA0000327565	Federal-Mogul LLC
188.	NATIONAL to Redi-Sleeve cross reference listing : 435RS, January 1982	TX0002137178	Federal-Mogul LLC
189.	Pistones Sterling : catalogo maestro para automoviles y camiones livianos : SP604	TX0001027672	Federal-Mogul LLC
190.	RingChek.	TXu001155202	Federal-Mogul LLC
191.	SEALed power engine kits and parts : vol. 1, 1976 & earlier : catalog no. SP1051, 1994	TX0003942165	Federal-Mogul LLC
192.	SEALed power engine kits and parts : vol. 2, 1977 to present : catalog no. SP1502, 1994	TX0003942166	Federal-Mogul LLC
193.	SEALed power engine kits and parts : vol. 3 : numerical & progressive diametrical listings & POP code : cat. no. SP1053	TX0003952667	Federal-Mogul LLC
194.	Source power	TX0004106874	Federal-Mogul LLC
195.	Sterling pistons	VA0000300339	Federal-Mogul LLC
196.	Sterling pistons master catalog : 604, 1987	TX0002801354	Federal-Mogul LLC
197.	Sterling pistons master catalog : 604, 1990	TX0002847605	Federal-Mogul LLC
198.	Stock check guide—bearings and SEALs	TX0000856712	Federal-Mogul LLC
199.	TRW constant velocity joints and boot kits : catalog no. X-4012, 1995 supplersedes 1992	TX0004078147	Federal-Mogul LLC
200.	TRW engine kits, 1994 : catalog no. X-3000	TX0003978936	Federal-Mogul LLC
201.	TRW wheel alignment products : catalog no. X4023, 1995.	TX0004020010	Federal-Mogul LLC
202.	X4000-2 TRW chassis parts : vol. 2, 1994	TX0003964930	Federal-Mogul LLC
203.	Bower/B C A bearings and NATIONAL oil SEALs : [catalog].	TX0000348441	Federal-Mogul LLC
204.	Bower/B C A bearings and NATIONAL oil SEALs : [catalog].	TX0000470946	Federal-Mogul LLC
205.	Bower/B C A bearings and NATIONAL oil SEALs : [catalog].	TX0000327185	Federal-Mogul LLC
206.	Bower/B C A bearings and NATIONAL oil SEALs : catalog : 510 : for U. S. and imported passenger cars, light duty trucks (thru 1 1/2 ton), boat trailers, snowmobiles, and A T V’s	TX0001963488	Federal-Mogul LLC
207.	Bower/B C A bearings and NATIONAL oil SEALs : catalog : 510 : for U. S. and imported passenger cars, light duty trucks (thru 1 1/2 ton), boat trailers, snowmobiles, and A T V’s.	TX0001243331	Federal-Mogul LLC

Title		Reg No	Owner
208.	Bower/B C A bearings and NATIONAL oil SEALs : catalog : 510 : for U. S. and imported passenger cars, light duty trucks (thru 1 1/2 ton), boat trailers, snowmobiles, and A T V’s	TX0000752738	Federal-Mogul LLC
209.	Bower/B C A NATIONAL : 517 : agricultural catalog bearings and SEALs / Federal Mogul	TX0001083780	Federal-Mogul LLC
210.	Bower/B C A NATIONAL [catalog] : 0505 : wheel bearings and SEALs : pinion and transmission SEALs : passenger cars and light trucks : includes import vehicle coverage	TX0000618359	Federal-Mogul LLC
211.	Buyers guide 1986. Federal Mogul engine bearings.	TX0002004835	Federal-Mogul LLC
212.	Buyers guide 1986. Federal Mogul engine bearings.	TX0002004870	Federal-Mogul LLC
213.	Buyers guide 1986. NATIONAL oil SEALs	TX0002029577	Federal-Mogul LLC
214.	Buyers guide 1986. Bower roller bearings, B C A ball bearings, heavy duty transmission & differential kits, agricultural kits	TX0002029574	Federal-Mogul LLC
215.	Buyers guide 1986. Sterling pistons.	TX0002029575	Federal-Mogul LLC
216.	Buyers guide 1986. Sterling pistons.	TX0002004871	Federal-Mogul LLC
217.	EB64M Engine Bearings	A678911	Federal-Mogul LLC
218.	SRB64P Front/Rear Wheel Bearings & SEALs	A678912	Federal-Mogul LLC
219.	Supp.1 NATIONAL Oil SEAL Specifications Manual	A678913	Federal-Mogul LLC
220.	EB64PLT Engine Bearings	A678914	Federal-Mogul LLC
221.	RB64TR Truck Ball and Roller Bearings	A683999	Federal-Mogul LLC
222.	Engine Bearing Service Manual, 8th Ed	A701792	Federal-Mogul LLC
223.	EB64MX Engine Bearings	A701791	Federal-Mogul LLC
224.	PT63S NATIONAL Oil SEALs – Supplement to PT63	A702491	Federal-Mogul LLC
225.	Tapered Bearings Rapid Selection Chart	A706095	Federal-Mogul LLC
226.	SRB64PLT Wheel Bearings and Oil SEALs	A708009	Federal-Mogul LLC
227.	Supp.1 Engine Bearings Shop Specifications Manual	A721780	Federal-Mogul LLC
228.	1965 Autos - Advance Replacement Parts	A729703	Federal-Mogul LLC
229.	S65DOSS NATIONAL Oil SEALs Obsolete, Substitute Numbers	A729703	Federal-Mogul LLC
230.	S65SP NATIONAL Oil SEALs Specification Manual	A744979	Federal-Mogul LLC
231.	RD64 NATIONAL Red-Dot Oil SEALs	A679653	Federal-Mogul LLC
232.	WS64 NATIONAL Wear Sleeves	A689011	Federal-Mogul LLC
233.	Oil and Grease SEALs	A689012	Federal-Mogul LLC
234.	FM Job-Tailored Crankshaft Kit	A753869	Federal-Mogul LLC

Title		Reg No	Owner
235.	SRB65P Front and Rear Wheel Bearings	A760235	Federal-Mogul LLC
236.	S6515XPR Distributors Net Prices, Stock Items - May 1965	A760236	Federal-Mogul LLC
237.	S651-5X NATIONAL Oil SEALs Export Net Prices – Jan 1965	A760237	Federal-Mogul LLC
238.	OR65M NATIONAL O-Rings	A763203	Federal-Mogul LLC
239.	NSD - A Look into The Future	A764272	Federal-Mogul LLC
240.	RB651-5XPR Bower Roller Bearings - BCA Ball Bearings Prices	A768866	Federal-Mogul LLC
241.	RMC - For 45 Years A Trusted Name	Kk94513	Federal-Mogul LLC
242.	RMC Replacement Valves	Kk94514	Federal-Mogul LLC
243.	EB65CK Federal-Mogul Crankshaft Kit	A771383	Federal-Mogul LLC
244.	SRB65PS Front Wheel Bearing and Oil SEAL Application Chart	A783179	Federal-Mogul LLC
245.	SRV65PSC Front Wheel Bearing and Oil SEAL Application Chart	A783180	Federal-Mogul LLC
246.	EB65MX Engine Bearings	A783181	Federal-Mogul LLC
247.	SRB65PLT Fast Moving Service System	A783978	Federal-Mogul LLC
248.	B65CR Clutch Release Bearings	A783979	Federal-Mogul LLC
249.	RAS-65 RMC Rocker Parts, June 1965	A787245	Federal-Mogul LLC
250.	P65 Sterling Pistons Master Catalog	A797840	Federal-Mogul LLC
251.	VP65M Federal-Mogul Engine Products	A797841	Federal-Mogul LLC
252.	V65 RMC Valves Master Catalog	A797842	Federal-Mogul LLC
253.	Why Do O-Rings Fail? From NATIONAL SEAL	A810775	Federal-Mogul LLC
254.	OP66M Federal-Mogul Reconditioned Oil Pumps	A816974	Federal-Mogul LLC
255.	OP6613 Federal-Mogul Engine Products, Resale	A816976	Federal-Mogul LLC
256.	OP6615 Federal-Mogul Engine Products, Distributor	A816975	Federal-Mogul LLC
257.	1966 Autos - Advance Replacement Parts	A824868	Federal-Mogul LLC
258.	OP66MS Federal-Mogul Engine Products	A829732	Federal-Mogul LLC
259.	801 Master Catalog, 1966	A829733	Federal-Mogul LLC
260.	EB65SP Shop Specification Manual, U.S.	A832749	Federal-Mogul LLC
261.	1101 Federal-Mogul Crankshaft Kit	A836766	Federal-Mogul LLC
262.	1010 NATIONAL GASKET Quick Reference, 1966	A851343	Federal-Mogul LLC
263.	401 NATIONAL Oil SEAL Catalog, 1966	A851344	Federal-Mogul LLC
264.	505 Wheel Bearing & SEAL Catalog, 1966	A852577	Federal-Mogul LLC
265.	1001 NATIONAL GASKET Catalog, 1966	A852810	Federal-Mogul LLC
266.	503 Bower/BCA Ball and Roller Bearings	A852999	Federal-Mogul LLC
267.	490 NATIONAL Oil SEALs DOSS, 1966	A857114	Federal-Mogul LLC
268.	502 Bower/BCA Ball and Roller Bearings	A857115	Federal-Mogul LLC
269.	0505 Wheel Bearing & SEAL Catalog, 1966	A857113	Federal-Mogul LLC
270.	VM66 Vellumoid GASKETs, Master Catalog	A858839	Federal-Mogul LLC
271.	101 Federal-Mogul Engine Bearings, 1966	A862422	Federal-Mogul LLC

Title		Reg No	Owner
272.	Introducing NATIONAL GASKETs	A863091	Federal-Mogul LLC
273.	NATIONAL GASKET Mart	A863092	Federal-Mogul LLC
274.	Look What’s Been Added to the Federal-Mogul Line	A863093	Federal-Mogul LLC
275.	The Newest Name In GASKETs Is The	A863094	Federal-Mogul LLC
276.	B65S Sterling, Supplement to Master Catalog	A881307	Federal-Mogul LLC
277.	Bearing Down!	A887632	Federal-Mogul LLC
278.	112 FM Engine Bearing Racing Catalog	A889106	Federal-Mogul LLC
279.	601S Federal-Mogul Engine Products	A891368	Federal-Mogul LLC
280.	V65S Supplement to V-65 Master Catalog	A898118	Federal-Mogul LLC
281.	P65S Supplement to P-65 Master Catalog	A898119	Federal-Mogul LLC
282.	Federal-Mogul Service Replacement Parts	A898074	Federal-Mogul LLC
283.	510 Bower/BCA Bearings Plus NATIONAL	A905304	Federal-Mogul LLC
284.	101S Federal-Mogul Engine Bearings	A905305	Federal-Mogul LLC
285.	OP167 SSD Remanufactured Oil Pumps	A923809	Federal-Mogul LLC
286.	304 Clutch Release Bearings / Assemblies	A92667	Federal-Mogul LLC
287.	505 Wheel Bearings and Oil SEALs	A932957	Federal-Mogul LLC
288.	415 NATIONAL Oil SEAL Specification Manual	A935852	Federal-Mogul LLC
289.	416 NATIONAL Oil SEAL Specification Manual	A935853	Federal-Mogul LLC
290.	701 FM Remanufactured Oil Pumps, 1967	A935850	Federal-Mogul LLC
291.	OP267 SSD Remanufactured Oil Pumps	A935851	Federal-Mogul LLC
292.	BCA, Serving Industry With Widest	A937980	Federal-Mogul LLC
293.	BOWER, The Most Complete Line Of	A937979	Federal-Mogul LLC
294.	VG67 Vellumoid GASKETs DOSS, 1967	A958107	Federal-Mogul LLC
295.	1090 NATIONAL GASKETs DOSS, 1967	A958108	Federal-Mogul LLC
296.	1001 NATIONAL GASKET Master Catalog	A952457	Federal-Mogul LLC
297.	VM67 - Vellumoid GASKETs Master Catalog	A952456	Federal-Mogul LLC
298.	590 Bower Ball/BCA Roller Bearings DOSS	A956606	Federal-Mogul LLC
299.	601 Federal-Mogul Engine Products	A957130	Federal-Mogul LLC
300.	P68M Sterling Pistons Catalog	A957131	Federal-Mogul LLC
301.	V68MSterling Valves Catalog	A957132	Federal-Mogul LLC
302.	490 NATIONAL Oil SEALs DOSS, 1968	A962427	Federal-Mogul LLC
303.	Vellumoid GASKETs, Handbook	A967728	Federal-Mogul LLC
304.	510 Bower/BCA Bearings Plus NATIONAL	A981554	Federal-Mogul LLC
305.	505 Bower/BCA/NATIONAL Wheel Service	A984207	Federal-Mogul LLC
306.	101 Federal-Mogul Engine Bearings	A986395	Federal-Mogul LLC
307.	0101 Federal-Mogul Engine Bearings	A7194	Federal-Mogul LLC
308.	101MX Federal-Mogul Engine Bearings	A16677	Federal-Mogul LLC
309.	101MX FM Catalogo de Cojinetes para	A16678	Federal-Mogul LLC
310.	101MX FM Cuscinetti per Motore	A16679	Federal-Mogul LLC
311.	502S Truck Catalog Supplement, 1968	A46171	Federal-Mogul LLC
312.	Bower Roller Bearing Life Computer	A80420	Federal-Mogul LLC

Title		Reg No	Owner
313.	611 Engine Parts Quick Reference, 1969	A46571	Federal-Mogul LLC
314.	901 NATIONAL O-Rings	A61435	Federal-Mogul LLC
315.	510 Bower/BCA & NATIONAL Oil SEALs	A70916	Federal-Mogul LLC
316.	505 Bower/BCA & NATIONAL Wheel	A72817	Federal-Mogul LLC
317.	401 NATIONAL Oil SEALs, 1969	A82591	Federal-Mogul LLC
318.	611 Federal-Mogul Service Engine Parts, 1969	A82582	Federal-Mogul LLC
319.	Welcome to Federal-Mogul	A84457	Federal-Mogul LLC
320.	112 Federal-Mogul Racing Engine Bearings, 1969	A90453	Federal-Mogul LLC
321.	315 BCA Ball Bearings, 1969	A90565	Federal-Mogul LLC
322.	BCA Ball Bearings for Agriculture	A139967	Federal-Mogul LLC
323.	610 Federal-Mogul Quick Reference, Engine Parts, 1970	A126907	Federal-Mogul LLC
324.	701 Federal-Mogul Remanufactured Oil Pumps, 1970	A137657	Federal-Mogul LLC
325.	404 NATIONAL Unitized Oil SEALs, 1970	A146894	Federal-Mogul LLC
326.	505 Bower/BCA and NATIONAL Wheel, 1970	A157646	Federal-Mogul LLC
327.	215 Bower Specification Manual, 1968	A26857	Federal-Mogul LLC
328.	510 Bower/BCA and NATIONAL SEALs, 1970	A158478	Federal-Mogul LLC
329.	112 Federal-Mogul Racing Engine Bearings, 1970	A173953	Federal-Mogul LLC
330.	304 BCA Clutch Release Catalog, 1970	A185951	Federal-Mogul LLC
331.	530 Bower/BCA Competitors Manual, 1970	A208022	Federal-Mogul LLC
332.	Haller P/M Design Guide	A218937	Federal-Mogul LLC
333.	401 NATIONAL Oil SEALs	A278808	Federal-Mogul LLC
334.	112 FM Engine Bearing Racing Catalog	A256310	Federal-Mogul LLC
335.	505 Bower/BCA and NATIONAL Wheel	A256313	Federal-Mogul LLC
336.	510 Bower/BCA and NATIONAL Oil SEALs	A256341	Federal-Mogul LLC
337.	Happiness Is an Engine with Federal-Mogul	A256427	Federal-Mogul LLC
338.	560 Snowmobile Bearings Catalog, 1971	A277777	Federal-Mogul LLC
339.	415 NATIONAL Oil SEALs, 1972	A285502	Federal-Mogul LLC
340.	610 Federal-Mogul Engine Parts, 1972	A318823	Federal-Mogul LLC
341.	72 BCA Ball Bearings General Catalog	A319012	Federal-Mogul LLC
342.	505 Bower/BCA and NATIONAL Wheel, 1972	A320949	Federal-Mogul LLC
343.	Master Carbide Reamers and Boring Tools	A335218	Federal-Mogul LLC
344.	502W Wheel Applications, Bearings, SEALs, 1972	A336605	Federal-Mogul LLC
345.	502M Federal-Mogul Heavy Duty Fleet Products, 1972	A381785	Federal-Mogul LLC
346.	701 Federal-Mogul Reconditioned Oil Pumps, 1972	A347192	Federal-Mogul LLC
347.	EM71 Master Carbide End Mills / Routers	A347163	Federal-Mogul LLC
348.	101S Federal-Mogul Engine Bearings, 1972	A348229	Federal-Mogul LLC

Title		Reg No	Owner
349.	329 Agricultural Bearings, 1972	A348230	Federal-Mogul LLC
350.	508 Bower/BCA Wheel Bearings, 1972	A348231	Federal-Mogul LLC
351.	309S Bower/BCA Drive Shafts, 1972	A348233	Federal-Mogul LLC
352.	226 Matched Assemblies, 1972	A348232	Federal-Mogul LLC
353.	502D Federal-Mogul Heavy Duty Fleet Products, 1972	A356156	Federal-Mogul LLC
354.	612 Federal-Mogul Engine Sets, 1972	A360586	Federal-Mogul LLC
355.	502T Federal-Mogul Heavy Duty Fleet Products, 1972	A369421	Federal-Mogul LLC
356.	602 Federal-Mogul Industrial Engine Parts, 1972	A370099	Federal-Mogul LLC
357.	615 Sterling Pistons & RMC Valves, 1972	A373499	Federal-Mogul LLC
358.	490 NATIONAL Oil SEALs DOSS, 1972	A381783	Federal-Mogul LLC
359.	590 Bower & BCA Bearings DOSS, 1972	A381784	Federal-Mogul LLC
360.	610 Federal-Mogul Engine Parts, 1973	A416009	Federal-Mogul LLC
361.	AT3 Portable Air Tools, 1973	A426517	Federal-Mogul LLC
362.	B3 Master Carbide Burs and Tools, 1973	A415406	Federal-Mogul LLC
363.	1501 Federal-Mogul Timing Components, 1973	A416008	Federal-Mogul LLC
364.	6510 Vehicle Replacement Parts, 1973	A426581	Federal-Mogul LLC
365.	SS3 Master Solid Carbide Saws, 1973	A426580	Federal-Mogul LLC
366.	CD3 Metal Removal Contour Discs, 1973	A426766	Federal-Mogul LLC
367.	612 Federal-Mogul Engine Sets, 1973	A426767	Federal-Mogul LLC
368.	V3 Metal Removal Grinding Wheels, 1973	A433572	Federal-Mogul LLC
369.	T3 Master Carbide Tips, 1973	A433571	Federal-Mogul LLC
370.	Master Carbide Burs and Rotary Tools	A433570	Federal-Mogul LLC
371.	517 Federal-Mogul Agricultural Bearings	A434788	Federal-Mogul LLC
372.	Bower Roller Bearings Selection Chart	A460005	Federal-Mogul LLC
373.	115 Federal-Mogul Engine Bearing Shop Manual	A591293	Federal-Mogul LLC
374.	415S NATIONAL Oil SEALs, Zero Duplication, Industrial Spec, 1976	A830335	Federal-Mogul LLC
375.	428 NATIONAL Oil SEALs, Zero Duplication, Industrial Interchg, 1976	A830334	Federal-Mogul LLC
376.	425 NATIONAL Oil SEALs, 1977	A830333	Federal-Mogul LLC
377.	115 Federal-Mogul Engine Bearings, 1977	A830336	Federal-Mogul LLC
378.	Colorful Federal-Mogul	A830332	Federal-Mogul LLC
379.	EBF3-76 Bearing Basic Facts, Distress	A841766	Federal-Mogul LLC
380.	EBF2-76 Bearing Basic Facts, Terms	A841767	Federal-Mogul LLC
381.	Grid design/Carter carburetor	VA319-258	Federal-Mogul LLC

FOREIGN COPYRIGHTS

Reg No.	Title	Owner
India Reg No. A-100349/2013	GOETZE TP PISTON RING SET	Federal-Mogul Goetze (India) Limited
India Reg No. A-100350/2013	GOETZEPOWER ORIGINAL RING	Federal-Mogul Goetze (India) Limited
India Reg No. A-100350/2013	GOETZE PISTON RING PACKAGING	Federal-Mogul Goetze (India) Limited
India Reg No. A-100353/2013	GOETZE PISTIONS	F-M Trademarks Limited
India Reg No. A-100354/2013	GOETZE CYLINDER LINERS	F-M Trademarks Limited

MarkName	Country	Application Date	Application Number	Registration Date	Registration Number	Current Owner	Status	Segment
21	United States	09/30/1938	71/411141	02/21/1939	0365051	Federal-Mogul Motorparts LLC	REGISTERED	MP
7733PT-2	United States	03/12/2007	77/128097	12/01/2009	3719004	FEDERAL-MOGUL LLC	REGISTERED	MP
ABEX	United States	09/26/1940	71/436369	01/28/1941	0384700	Federal-Mogul Motorparts LLC	REGISTERED	MP
ACCUFIT	United States	11/01/2011	85/461691	12/24/2013	4455555	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
ACOUTHERM	United States	10/31/2006	0912254	02/12/2008	3382179	FEDERAL-MOGUL SEALING SYSTEMS GMBH	REGISTERED	PT
AE MONOGRAM	United States	09/07/1994	74/570890	10/08/1996	2005528	FEDERAL-MOGUL AFTERMARKET U.K. LIMITED	REGISTERED	MP
AEROVANTAGE	United States	02/13/1989	73/782043	02/13/1990	1582452	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
AEROVANTAGE DESIGN (Stylized A)	United States	08/06/2001	76/295026	08/05/2003	2748226	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
AEROVENT	United States	08/14/2013	86/038146	11/11/2014	4638163	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
AEROVENT DESIGN	United States	08/14/2013	86/038163	11/11/2014	4638164	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
ALTIDUR	United States	03/27/2013	85/887,583	12/17/2013	4450513	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
ANCO	United States	11/24/2009	77/880046	12/28/2010	3896224	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
ANCO	United States	06/20/1969	72/330574	02/17/1970	0886221	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
ANCO	United States	12/11/1975	73/071494	10/12/1976	1049939	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
ANCO	United States	12/11/1975	73/071495	10/12/1976	1050069	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
ANCO & WIPE DESIGN	United States	11/02/2001	76/333743	07/23/2002	2597999	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
ARCTIC ARMOR DESIGN	United States	06/25/2014	86/320505	02/07/2017	5137938	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
ARTICULATED CONTACT	United States	08/14/2013	86/038179	02/16/2016	4902289	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
ARTICULATED CONTACT DESIGN	United States	08/14/2013	86/038185	11/25/2014	4646185	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
AUBURN	United States	03/05/1987	73/647973	08/23/1988	1500980	FEDERAL-MOGUL IGNITION LLC	REGISTERED	PT
AUBURN & DESIGN	United States	01/15/1988	73/705747	07/18/1989	1547972	FEDERAL-MOGUL IGNITION LLC	REGISTERED	PT
BECK/ARNLEY	United States	02/20/2003	76/490112	08/17/2004	2873519	BECK ARNLEY HOLDINGS LLC	REGISTERED	MP
BECK/ARNLEY	United States	06/26/2014	86/321536	02/17/2015	4688142	BECK ARNLEY HOLDINGS LLC	REGISTERED	MP
BEN-HAR	United States	05/12/2008	77/471786	12/30/2008	3553672	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
BENTLEYHARRIS	United States	07/18/1988	73/740474	01/02/1990	1574969	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
BERAL (IN ELLIPSE)	United States	11/02/1989	73/835527	07/02/1991	1649408	FEDERAL-MOGUL FRICTION PRODUCTS GmbH	REGISTERED	MP
BLITZCHROME	United States	07/07/2004	79/007532	01/24/2006	3051171	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
BLUE SEAL DESIGN	United States	04/06/2015	86/588222	02/28/2017	5148795	FEDERAL-MOGUL LLC	REGISTERED	PT
BLUE SEAL DESIGN	United States	03/07/2016	86/931680	10/11/2016	5059241	FEDERAL-MOGUL LLC	REGISTERED	PT
BLUE STRIPE	United States	01/30/1985	73/519877	09/10/1985	1359210	FEDERAL-MOGUL LLC	REGISTERED	MP
BLUE STRIPE DESIGN	United States	09/29/1982	73/394275	04/24/1984	1275173	FEDERAL-MOGUL LLC	REGISTERED	MP
BOSTEC	United States	07/02/2004	79/007813	01/24/2006	3051178	FEDERAL-MOGUL SEALING SYSTEMS GMBH	REGISTERED	PT
BRICO	United States	03/18/1968	72/293425	12/30/1969	0883177	FEDERAL-MOGUL SINTERED PRODUCTS LIMITED	REGISTERED	PT
BRITELITE	United States	06/10/2011	85/343726	08/21/2012	4192960	Federal-Mogul Motorparts LLC	REGISTERED	MP
CarboGlide	United States	10/11/2011	1068944	10/11/2011	4037104	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
CARGO COIL DESIGN	United States	11/27/1978	73/194577	02/03/1981	1146635	Federal-Mogul Motorparts LLC	REGISTERED	MP
CERAMIC NXT	United States	10/25/2011	85/455658	11/19/2013	4437025	Federal-Mogul Motorparts LLC	REGISTERED	MP
C-GROUND	United States	04/03/2017	87/410623			FEDERAL-MOGUL POWERTRAIN LLC	FILED	PT
CHAMPION	United States	12/11/2012	85/799645	08/06/2013	4379520	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CHAMPION	United States	08/08/2014	86/361680			Federal-Mogul Motorparts LLC	FILED	MP
CHAMPION	United States	04/25/1913	71/070053	08/12/1913	0092950	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CHAMPION	United States	04/16/1917	71/103012	03/19/1918	0120950	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CHAMPION	United States	06/11/1930	71/302316	02/17/1931	0280405	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CHAMPION	United States	06/02/1988	73/732196	08/15/1989	1551621	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CHAMPION & GLOBE	United States	04/16/1917	71/103011	01/15/1918	0120167	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CHAMPION AND BOW TIE	United States	12/11/2012	85/799648	08/06/2013	4379521	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CHAMPION AND BOW TIE	United States	06/21/2007	77/211861	10/08/2013	4415020	FEDERAL-MOGUL WORLD WIDE LLC	REGISTERED	MP
CHAMPION AND BOW TIE	United States	06/11/1973	72/459954	07/30/1974	0989525	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CHAMPION AND BOW TIE	United States	08/20/1982	73/380887	07/12/1983	1245482	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CHAMPION AND BOW TIE	United States	06/21/2007	77/981568	04/12/2011	3946020	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CHAMPION AND BOW TIE	United States	06/10/1988	73/733596	04/04/1989	1532801	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CHAMPION AND BOW TIE	United States	06/09/1988	73/733350	08/15/1989	1551606	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CHAMPION AND BOW TIE w/Motor Speedway	United States	02/26/2016	86/921421			Federal-Mogul Motorparts LLC	FILED	MP
CHAMPION AND BOW TIE w/Motor Speedway	United States	02/26/2016	86/980462			Federal-Mogul Motorparts LLC	FILED	MP

CHAMPION AND BOW TIE w/Motor Speedway-Pontiac MI	United States	02/26/2016	86/921373			Federal-Mogul Motorparts LLC	FILED	MP
CHAMPION AND BOW TIE w/Motor Speedway-Pontiac MI	United States	02/26/2016	86/980463			Federal-Mogul Motorparts LLC	FILED	MP
CHAMPION CONTACT	United States	06/05/2007	77/198108	04/21/2009	3609350	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CKS	United States	05/17/1999	75/704340	10/08/2002	2629660	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
CKS	United States	04/04/2000	76/017251	11/25/2003	2785270	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
CLEVAFLEX	United States	08/25/1965	72/226418	07/05/1966	0810783	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
COAT+	United States	06/13/2018	87/960299			FEDERAL-MOGUL FRICTION PRODUCTS LIMITED	FILED	MP
COAT+ LOGO	United States	06/13/2018	87/959798			FEDERAL-MOGUL FRICTION PRODUCTS LIMITED	FILED	MP
CONTOUR	United States	03/14/2006	78/836372	08/07/2007	3277937	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CONTROL COIL	United States	09/03/1992	74/310527	12/28/1993	1813616	Federal-Mogul Motorparts LLC	REGISTERED	MP
CONVOSHIELD	United States	01/30/2001	78/045671	07/16/2002	2594407	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
COPPER PLUS	United States	09/27/1982	73/389890	10/25/1983	1255128	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
CORK-LAM	United States	06/25/1981	73/316263	02/08/1983	1226653	FEDERAL-MOGUL LLC	REGISTERED	MP
CORPORATE SYMBOL	United States	06/04/1987	73/664730	11/27/1990	1624440	FEDERAL-MOGUL LLC	REGISTERED	PT
CORPORATE SYMBOL	United States	10/11/1990	74/106199	12/17/1991	1668425	FEDERAL-MOGUL LLC	REGISTERED	PT
CORPORATE SYMBOL	United States	12/28/1992	74/343728	11/02/1993	1802103	FEDERAL-MOGUL LLC	REGISTERED	PT
CPT SPEEDTORQ	United States	09/25/2015	79/178368	11/29/2016	5088851	FEDERAL-MOGUL CONTROLLED POWER LIMITED	REGISTERED	PT
CRUSHSHIELD	United States	08/05/2011	85/390675	11/24/2015	4859938	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
DAROS (word)	United States	09/02/1994	74/569456	05/13/1997	2060263	Federal-Mogul Göteborg AB	REGISTERED	PT
DELTA Q (ΔQ) ADVANTAGE DESIGN	United States	10/06/2017	87/636425			FEDERAL-MOGUL LLC	FILED	PT
DELTA Q (ΔQ) ADVANTAGE PLUS DESIGN	United States	10/19/2017	87/652631			FEDERAL-MOGUL LLC	FILED	PT
DEVA	United States	02/26/2003	78/219107	10/10/2006	3154694	FEDERAL-MOGUL DEVA GMBH	REGISTERED	PT
DEVA	United States	12/13/1988	73/769222	03/06/1990	1585294	FEDERAL-MOGUL DEVA GMBH	REGISTERED	PT
DEVA & DESIGN	United States	03/22/2000	76/007492	10/21/2003	2776051	FEDERAL-MOGUL DEVA GMBH	REGISTERED	PT
DEVA.BM	United States	02/07/2005	78/561825	07/29/2008	3477946	FEDERAL-MOGUL DEVA GMBH	REGISTERED	PT
DEVA.GLIDE	United States	02/07/2005	78/561922	12/30/2008	3555258	FEDERAL-MOGUL DEVA GMBH	REGISTERED	PT
DEVA.METAL	United States	02/26/2003	78/219196	02/07/2006	3058127	FEDERAL-MOGUL DEVA GMBH	REGISTERED	PT
DEVA.TEX	United States	02/07/2005	78/561723	07/29/2008	3477945	FEDERAL-MOGUL DEVA GMBH	REGISTERED	PT
DUAL GALLERY MONOSTEEL	United States	05/18/2012	85/629659	12/06/2016	5095636	FEDERAL-MOGUL LLC	REGISTERED	PT
DUAL STEEL MONOSTEEL	United States	04/03/2012	85/587910	12/06/2016	5095633	FEDERAL-MOGUL LLC	REGISTERED	PT
DuraForm-G91	United States	10/18/2016	79199230	09/19/2017	5288318	FEDERAL-MOGUL NÜRNBERG GMBH	REGISTERED	PT
DuraForm-P20	United States	02/03/2017	1336537	02/03/2017	5314372	FEDERAL-MOGUL NÜRNBERG GMBH	REGISTERED	PT
DURAKLEAR	United States	06/09/2000	76/067345	07/31/2001	2473480	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
DURAKLEAR DESIGN	United States	08/14/2013	86/038193	11/25/2014	4646187	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
DURAKLEAR PLUS DESIGN	United States	08/14/2013	86/038199	11/25/2014	4646188	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
DuroGlide	United States	05/26/2011	79/103716	10/13/2015	4829310	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
DYNAMIC EDGE	United States	02/17/2011	85/245403	10/09/2012	4222601	FEDERAL-MOGUL LLC	REGISTERED	PT
ECO-FRICTION	United States	11/15/2011	85/472619	08/19/2014	4589114	Federal-Mogul Motorparts LLC	REGISTERED	MP
ecoSurf	United States					FEDERAL-MOGUL BURSCHEID GMBH	DOCKETED	PT
ELASTOTHERMIC	United States	08/29/2012	1134173	01/14/2014	1134173	FEDERAL-MOGUL NÜRNBERG GMBH	REGISTERED	PT
ENGINE EXPRESS	United States	09/23/2002	76/452386	03/29/2005	2937054	FEDERAL-MOGUL LLC	REGISTERED	MP
ENGINE EXPRESS	United States	09/23/2002	76/977075	03/15/2005	2932642	FEDERAL-MOGUL LLC	REGISTERED	MP
ENGINE EXPRESS	United States	04/03/2015	86/586761	12/27/2016	5107412	FEDERAL-MOGUL LLC	REGISTERED	MP
ENGINE$AVER	United States	07/16/1991	74/185526	12/21/1993	1812690	FEDERAL-MOGUL LLC	REGISTERED	MP
ENVIROKOOL	United States	01/28/2016	86/890099			FEDERAL-MOGUL LLC	FILED	PT
ENVIROKOOL MONOSTEEL PISTON	United States	04/09/2013	85/899213	12/13/2016	5100605	FEDERAL-MOGUL LLC	REGISTERED	PT
E-SHIELD	United States	02/19/2014	86/197655	07/19/2016	5003787	Federal-Mogul Motorparts LLC	REGISTERED	MP
eWave	United States	11/20/2014	79160769	07/07/2015	4766654	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
EXPANDO	United States	08/10/1973	72/465327	04/01/1975	1008111	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
EZ CLICK	United States	12/11/2012	85/799651	07/23/2013	4372203	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
EZ CLICK INSTALLATION DESIGN	United States	12/11/2012	85/799669	12/17/2013	4450175	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
FEDERAL MOGUL	United States	09/10/1990	74/095881	10/01/1991	1658813	FEDERAL-MOGUL LLC	REGISTERED	PT
FEDERAL MOGUL	United States	09/20/1990	74/098870	01/21/1992	1672542	FEDERAL-MOGUL LLC	REGISTERED	PT
FEDERAL MOGUL	United States	12/21/1992	74/341643	10/19/1993	1799352	FEDERAL-MOGUL LLC	REGISTERED	PT
FELCOID	United States	03/01/2004	78/376115	09/01/2009	3677825	FEDERAL-MOGUL LLC	REGISTERED	MP

FEL-COPRENE	United States	07/06/1960	72/100357	02/28/1961	0711858	FEDERAL-MOGUL LLC	REGISTERED	MP
FEL-PRO	United States	10/18/1971	72/405340	01/23/1973	0951367	Federal-Mogul Motorparts LLC	REGISTERED	MP
FEL-PRO DESIGN	United States	11/20/1975	73/069632	08/10/1976	1045920	Federal-Mogul Motorparts LLC	REGISTERED	MP
FEL-PRO DESIGN	United States	07/26/1976	73/094657	05/31/1977	1066518	Federal-Mogul Motorparts LLC	REGISTERED	MP
FEL-RAMIC	United States	08/25/1980	73/275576	10/27/1981	1175148	FEDERAL-MOGUL LLC	REGISTERED	MP
FERODO	United States	05/18/1987	73/661374	04/04/1989	1533102	FEDERAL-MOGUL FRICTION PRODUCTS LIMITED	REGISTERED	MP
FERODO	United States	08/31/2015	86/743089	09/27/2016	5048063	FEDERAL-MOGUL FRICTION PRODUCTS LIMITED	REGISTERED	MP
FIT	United States	11/17/1987	73/696037	07/12/1988	1495770	FEDERAL-MOGUL LLC	REGISTERED	MP
FLAT-INSTALL	United States	04/14/2004	78/401821	12/22/2009	3730009	FEDERAL-MOGUL LLC	REGISTERED	PT
FLATWRAP	United States	01/07/2003	78/200708	06/05/2007	3249911	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
FLEXFIT	United States	07/18/1988	73/740472	02/27/1990	1584674	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
FLEXGUARD	United States	01/30/1995	74/626794	04/30/1996	1971079	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
FLEXWRAP	United States	02/17/1989	73/781319	12/05/1989	1569716	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
FM	United States	10/17/1968	72/309856	11/25/1969	0881149	FEDERAL-MOGUL LLC	REGISTERED	PT
FM	United States	11/17/1968	72/309857	12/16/1969	0882450	FEDERAL-MOGUL LLC	REGISTERED	PT
F-M	United States	09/14/2014	86/394271			FEDERAL-MOGUL LLC	FILED	MP
FO-RING	United States	05/15/2001	76/257543	08/27/2002	2612281	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
FP DIESEL	United States	05/02/2002	76/402993	10/14/2003	2773161	FEDERAL-MOGUL LLC	REGISTERED	MP
FP DIESEL & POWER O DESIGN	United States	08/06/2001	76/295630	12/03/2002	2656064	FEDERAL-MOGUL LLC	REGISTERED	MP
FYREJACKET	United States	01/25/1993	74/351642	09/28/1993	1794989	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
FYRETAPE	United States	01/25/1993	74/351747	01/25/1994	1817924	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
G (DESIGN)	United States	01/15/1960	72/089059	02/28/1961	0711798	FEDERAL-MOGUL WIESBADEN GMBH	REGISTERED	PT
G (DESIGN)	United States	08/20/1990	74/090036	12/14/1993	1811337	FEDERAL-MOGUL WIESBADEN GMBH	REGISTERED	PT
GARAGE GURUS	United States	03/04/2015	86/553127			Federal-Mogul Motorparts LLC	FILED	MP
GDC	United States	05/17/1999	75/704339	01/15/2002	2528883	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
GDC	United States	04/04/2000	76/017252	10/07/2003	2770588	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
GEOCORE	United States	06/25/2014	86/320484	03/08/2016	4914537	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
GEOCORE DESIGN	United States	06/25/2014	86/320493	03/22/2016	4923504	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
GLOBE (in Piston Ring) DESIGN jordgloben Globus im Kolbenring Device only	United States	04/06/1995	74/656790	09/17/1996	2000837	KONCENTRA HOLDING AKTIEBOLAG	REGISTERED	PT
GLYCO	United States	01/15/1960	72/089060	02/07/1961	0710863	FEDERAL-MOGUL WIESBADEN GMBH	REGISTERED	PT
GLYCO SPUTTERLAGER	United States	11/10/2008	75315139	11/10/2008	2202697	FEDERAL-MOGUL WIESBADEN GMBH	REGISTERED	PT
GLYCODUR	United States	10/09/1981	73/331952	12/06/1983	1259821	FEDERAL-MOGUL WIESBADEN GMBH	REGISTERED	PT
GOE	United States	01/16/1970	72/348713	02/09/1971	0907507	FEDERAL-MOGUL LIMITED	REGISTERED	PT
GOETZE	United States	10/11/1966	72/256208	01/13/1970	0884079	FEDERAL-MOGUL LIMITED	REGISTERED	PT
GOETZE	United States	10/11/1966	72/256209	01/13/1970	0884154	FEDERAL-MOGUL LIMITED	REGISTERED	PT
GOETZE	United States	02/07/1980	73/249308	08/25/1981	1166153	FEDERAL-MOGUL LIMITED	REGISTERED	PT
GOETZEMANNCHEN	United States	10/04/1923	71/186551	02/19/1924	0179902	FEDERAL-MOGUL LIMITED	REGISTERED	PT
GOETZEMANNCHEN IN 1-RING	United States	10/11/1966	72/256211	04/21/1970	0889751	FEDERAL-MOGUL LIMITED	REGISTERED	PT
GOETZEMANNCHEN IN 1-RING	United States	10/11/1966	72/256210	04/28/1970	0890119	FEDERAL-MOGUL LIMITED	REGISTERED	PT
HARNASLEEVE	United States	06/28/2007	77/217975	06/03/2008	3443174	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
HARNASLEEVE	United States	05/29/2014	86/294726	03/15/2016	4916481	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
HEADSAVER	United States	08/25/1989	73/821460	01/01/1991	1629815	FEDERAL-MOGUL LLC	REGISTERED	MP
HIW	United States	03/18/2013	85/878613	12/13/2016	5100589	FEDERAL-MOGUL LLC	REGISTERED	PT
INSTOP	United States	07/02/2004	79/006659	01/31/2006	3055669	FEDERAL-MOGUL SEALING SYSTEMS GMBH	REGISTERED	PT
INTERFIL	United States	08/14/2000	76/109058	06/11/2002	2577553	Federal-Mogul Filtration LLC	REGISTERED	MP
IROX	United States	07/26/2011	79/088,359	07/26/2011	4000617	FEDERAL-MOGUL WIESBADEN GMBH	REGISTERED	PT
JURID	United States	06/29/1988	75/540053	04/24/2001	2445492	FEDERAL-MOGUL BREMSBELAG GMBH	REGISTERED	MP
K8695T	United States	03/12/2007	77/128122	12/29/2009	3731804	Federal-Mogul Motorparts LLC	REGISTERED	MP
KARROPAK	United States	01/26/1950	71/591472	08/21/1951	0546878	FEDERAL-MOGUL LLC	REGISTERED	MP
KWIK CONNECT	United States	06/09/2000	76/067338	03/05/2002	2545412	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
KWIK CONNECT DESIGN	United States	08/14/2013	86/038210	11/11/2014	4638165	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
LASPOT	United States	11/16/2000	30055292.0/07	07/16/2002	2594033	FEDERAL-MOGUL SEALING SYSTEMS GMBH	REGISTERED	PT
LIGHTNING BOLT	United States	03/30/1981	73/303252	02/02/1982	1188412	FEDERAL-MOGUL LLC	REGISTERED	MP
LKZ-RING	United States	07/20/2010	1050199	04/12/2011	3943205	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
LOC WIRE	United States	07/15/1993	74/412882	12/05/1995	1939121	FEDERAL-MOGUL LLC	REGISTERED	MP

LOCKHEED	United States	12/21/1928	71/277040	07/09/1929	0258572	Federal-Mogul Motorparts LLC	REGISTERED	MP
LOCKHEED	United States	08/04/1928	71/270593	02/26/1929	0253474	Federal-Mogul Motorparts LLC	REGISTERED	MP
McCORD	United States	01/22/1948	71/547745	04/19/1949	0508805	FEDERAL-MOGUL LLC	REGISTERED	MP
McCORD DESIGN	United States	05/26/1988	73/730946	03/31/1992	1681194	FEDERAL-MOGUL LLC	REGISTERED	MP
MCQUAY-NORRIS	United States	08/28/1989	73/822193	03/31/1992	1681113	Federal-Mogul Chassis LLC	REGISTERED	MP
Micro Wipe (µWipe)	United States					FEDERAL-MOGUL BURSCHEID GMBH	DOCKETED	PT
MICROTORQ	United States	05/01/2015	86/617502			FEDERAL-MOGUL LLC	FILED	PT
MKJet	United States	05/16/2002	76/410840	09/30/2003	2768888	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
MONOSTEEL	United States	06/26/2001	76/276888	09/02/2003	2759729	FEDERAL-MOGUL LLC	REGISTERED	PT
MONOSTEEL ACE	United States	06/03/2016	87/059653			FEDERAL-MOGUL LLC	FILED	PT
MONOSTEEL CARBON SHIELD	United States	08/26/2016	87/152104			FEDERAL-MOGUL LLC	FILED	PT
MONOSTEEL HITHERM	United States	07/29/2015	86/708839			FEDERAL-MOGUL LLC	FILED	PT
MONOSTEEL LITE	United States	09/30/2014	86/410300			FEDERAL-MOGUL LLC	FILED	PT
MONOSTEEL THERMTRACK	United States	04/17/2018	87/880790			FEDERAL-MOGUL LLC	FILED	PT
MOOG	United States	03/18/2013	85/878553	05/13/2014	4528066	Federal-Mogul Motorparts LLC	REGISTERED	MP
MOOG	United States	08/11/1947	71/531045	07/05/1949	0511779	Federal-Mogul Motorparts LLC	REGISTERED	MP
MOOG	United States	07/03/1972	72/429121	07/23/1974	0988779	Federal-Mogul Motorparts LLC	REGISTERED	MP
MOOG	United States	09/27/2011	85/433156	12/10/2013	4448240	Federal-Mogul Motorparts LLC	REGISTERED	MP
MOOG CHASSIS PARTS	United States	11/26/1997	75/396877	07/29/2003	2742167	Federal-Mogul Motorparts LLC	REGISTERED	MP
MOOG CHASSIS PARTS DESIGN	United States	05/14/2003	78/249660	12/21/2004	2912760	Federal-Mogul Motorparts LLC	REGISTERED	MP
MOOG GO THE EXTRA MILE	United States	07/11/2016	87/098934			Federal-Mogul Motorparts LLC	FILED	MP
MOTOR CITY	United States	07/26/2001	76/291325	07/30/2002	2603202	FEDERAL-MOGUL LLC	REGISTERED	MP
nanoCatch	United States					FEDERAL-MOGUL BURSCHEID GMBH	DOCKETED	PT
NAPD & DESIGN	United States	12/24/1990	74/125753	09/22/1992	1717891	Federal-Mogul Chassis LLC	REGISTERED	MP
NATIONAL	United States	12/16/1992	74/340566	10/12/1993	1797828	FEDERAL-MOGUL LLC	REGISTERED	MP
NATIONAL	United States	10/30/1957	72/039797	10/07/1958	0668050	FEDERAL-MOGUL LLC	REGISTERED	MP
NATIONAL	United States	10/20/2003	78/315818	12/29/2009	3732779	FEDERAL-MOGUL LLC	REGISTERED	MP
NATIONAL & SEAL DESIGN	United States	10/30/1957	72/039798	09/30/1958	0667747	FEDERAL-MOGUL LLC	REGISTERED	MP
NECTO	United States	07/21/2014	86/343356	06/23/2015	4758875	Federal-Mogul Friction Products, S.A. (ES)	REGISTERED	MP
NIGHTDEFENSE	United States	12/24/2011	85/503584	10/29/2013	4426069	Federal-Mogul Motorparts LLC	REGISTERED	MP
NIMBUS	United States	10/21/2015	86/794681	06/28/2016	4988043	PAYEN INTERNATIONAL LIMITED	REGISTERED	PT
NOTCHBLOK	United States	12/08/1994	74/608497	10/15/1996	2009020	Federal-Mogul Motorparts LLC	REGISTERED	MP
NÜRAL (MIT KOLBEN)	United States	10/13/1987	73/689246	08/27/1991	1654713	FEDERAL-MOGUL NÜRNBERG GMBH	REGISTERED	PT
NÜRAL IN KURSIVSCHRIFT	United States	10/13/1987	73/689230	10/22/1991	1661427	FEDERAL-MOGUL NÜRNBERG GMBH	REGISTERED	PT
NXN	United States	03/10/2017	79/212,766	12/26/2017	5362189	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
NYLOGARD	United States	05/13/2004	78/418139	01/17/2006	3044815	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
PARTS MATTER	United States	04/07/2015	86/590040			Federal-Mogul Motorparts LLC	FILED	MP
PAYEN	United States	03/31/1987	73/652492	12/13/1988	1516392	PAYEN INTERNATIONAL LIMITED	REGISTERED	MP
PERMA-DRY	United States	04/08/1991	74/154617	03/03/1992	1677628	FEDERAL-MOGUL LLC	REGISTERED	MP
PERMADRYPLUS	United States	11/19/1996	75/200034	11/25/1997	2116083	FEDERAL-MOGUL LLC	REGISTERED	MP
PERMATORQUE	United States	12/11/1974	73/039310	08/26/1975	1018835	FEDERAL-MOGUL LLC	REGISTERED	MP
POWER O DESIGN	United States	08/06/2001	76/296057	10/22/2002	2639001	FEDERAL-MOGUL LLC	REGISTERED	MP
POWERFORGED	United States	03/24/1958	72/048370	08/02/1960	0702403	FEDERAL-MOGUL LLC	REGISTERED	MP
POWERSPORT	United States	08/30/1999	75/787400	09/05/2000	2383053	FEDERAL-MOGUL WORLD WIDE LLC	REGISTERED	MP
PPV POLICE PURSUIT VEHICLE DESIGN	United States	06/10/2015	86/658648	08/30/2016	5033368	Federal-Mogul Motorparts LLC	REGISTERED	MP
PREMIER	United States	05/04/2005	78/623207	05/09/2006	3089958	FEDERAL-MOGUL FRICTION PRODUCTS LIMITED	REGISTERED	MP
PRiME 3D	United States	09/28/2016	79208913	11/14/2017	5332247	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
PRINTOSEAL	United States	01/24/1972	72/413623	06/12/1973	0960897	FEDERAL-MOGUL LLC	REGISTERED	MP
PROFESSIONAL GRADE CHASSIS	United States	11/15/1999	75/848508	09/11/2001	2489600	Federal-Mogul Chassis LLC	REGISTERED	MP
PROFILE	United States	10/21/2010	85/158100	12/04/2012	4254448	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
PROGARD	United States	11/11/2004	78/515314	01/10/2006	3041084	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
PROGARD	United States	01/31/2001	78/045814	10/30/2001	2502225	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
PRO-METRIC	United States	02/22/2018	87/807279			Federal-Mogul Motorparts LLC	FILED	MP
PRO-RAMIC	United States	09/17/1991	74/204486	07/28/1992	1703285	FEDERAL-MOGUL LLC	REGISTERED	MP
PROTEXX-SHIELD	United States	12/24/2011	85/503582	04/08/2014	4511220	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT

QUICKSTEER	United States	03/08/2017	87/362788			Federal-Mogul Motorparts LLC	FILED	MP
QUICKSTEER	United States	09/19/2014	86/399926	05/31/2016	4967164	Federal-Mogul Motorparts LLC	REGISTERED	MP
QUICKSTEER	United States	02/04/2015	86/524299	09/13/2016	5041998	Federal-Mogul Motorparts LLC	REGISTERED	MP
QUICKSTOP	United States	02/15/2000	75/919070	10/23/2001	2500997	Federal-Mogul Motorparts LLC	REGISTERED	MP
QUIETKLEAR	United States	12/04/2015	86/839485			Federal-Mogul Motorparts LLC	FILED	MP
QUIETSHIELD	United States	09/17/2004	78/485258	04/17/2007	3230693	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
QUIETSLEEVE	United States	08/01/1995	74/709712	07/09/1996	1985657	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
QUIETSLEEVE	United States	06/23/2016	87/082122	02/21/2017	5145502	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
RAINY DAY	United States	11/09/2005	78/750004	10/24/2006	3162317	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
RED SEAL DESIGN	United States	08/07/1995	74/712390	04/01/1997	2048683	FEDERAL-MOGUL LLC	REGISTERED	MP
REDI	United States	12/06/2011	85/488541	01/06/2015	4667903	FEDERAL-MOGUL LLC	REGISTERED	PT
REDI-FIT	United States	07/18/2017	87/532235			Federal-Mogul Motorparts LLC	FILED	MP
REDI-FIT LOGO	United States	07/18/2017	87/532439			Federal-Mogul Motorparts LLC	FILED	MP
REDI-SEAL	United States	10/13/1992	74/321488	06/29/1993	1778943	FEDERAL-MOGUL LLC	REGISTERED	PT
REFLECTSHIELD	United States	11/17/2004	78/518338	04/18/2006	3082028	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
REFLECTSLEEVE	United States	11/23/1998	75/593587	03/07/2000	2325842	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
REFLECTSNAP	United States	03/10/1999	75/657553	02/22/2000	2321648	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
REFLECTUBE	United States	05/28/1998	75/492348	11/14/2000	2404610	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
REFLECTWRAP	United States	07/05/1996	75/130220	08/11/1998	2181161	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
ROUNDIT	United States	11/22/1993	74/460981	10/31/1995	1932121	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
R-SERIES	United States	02/12/2014	86/192026	11/25/2014	4644031	Federal-Mogul Motorparts LLC	REGISTERED	MP
SEAL DESIGN	United States	07/12/1934	71/353816	03/12/1935	0322520	FEDERAL-MOGUL LLC	REGISTERED	MP
SEALED POWER	United States	05/02/2002	76/402989	10/14/2003	2773160	FEDERAL-MOGUL LLC	REGISTERED	MP
SEALED POWER	United States	02/01/1932	71/323714	06/13/1933	0303861	FEDERAL-MOGUL LLC	REGISTERED	MP
SEALED POWER	United States	04/17/1933	71/336885	09/05/1933	0306126	FEDERAL-MOGUL LLC	REGISTERED	MP
SEALED POWER	United States	12/23/1976	73/110637	10/11/1977	1074888	FEDERAL-MOGUL LLC	REGISTERED	MP
SEALED POWER	United States	05/02/2002	76/402994	10/21/2003	2774754	FEDERAL-MOGUL LLC	REGISTERED	MP
SEALED POWER & POWER O DESIGN	United States	08/07/2015	86/717885			Federal-Mogul Motorparts LLC	FILED	MP
SEALED POWER & POWER O DESIGN	United States	08/08/2001	76/295803	11/12/2002	2648895	FEDERAL-MOGUL LLC	REGISTERED	MP
SILVER SUPREME	United States	10/05/1998	75/564729	07/18/2000	2367669	BECK ARNLEY HOLDINGS LLC	REGISTERED	MP
SLEEVE 'N' SEAL	United States	11/06/1978	73/192204	01/15/1980	1129263	FEDERAL-MOGUL LLC	REGISTERED	MP
SLYK SLEEVE	United States	08/01/1995	74/709535	07/02/1996	1984201	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
SMARTAUTHENTICATION	United States	05/13/2015	86/627696	11/01/2016	5075281	Federal-Mogul Motorparts LLC	REGISTERED	MP
SMARTCHOICE (CAR) DESIGN	United States	08/20/2013	86/042507	10/14/2014	4622290	FEDERAL-MOGUL LLC	REGISTERED	MP
SNAP-UPS	United States	03/01/2004	78/376255	11/29/2005	3019814	FEDERAL-MOGUL LLC	REGISTERED	MP
SPEED PRO	United States	11/02/2002	76/403149	03/30/2004	2826957	FEDERAL-MOGUL LLC	REGISTERED	MP
SPEED PRO	United States	05/10/2002	76/405989	04/27/2004	2835887	FEDERAL-MOGUL LLC	REGISTERED	MP
SPEED PRO	United States	05/21/1971	72/392809	04/03/1973	0956450	FEDERAL-MOGUL LLC	REGISTERED	MP
SPEED PRO & POWER O DESIGN	United States	08/06/2001	76/296056	10/22/2002	2639000	FEDERAL-MOGUL LLC	REGISTERED	MP
Sprayfit	United States	02/27/2013	79129987	02/27/2013	1159860	FEDERAL-MOGUL BURSCHEID GMBH	REGISTERED	PT
STAINLESS STEEL ICON	United States	06/16/2015	86/663603			Federal-Mogul Motorparts LLC	FILED	MP
STOCKWORKS	United States	10/05/1998	75/564730	10/12/1999	2285468	BECK ARNLEY HOLDINGS LLC	REGISTERED	MP
SUNBURST DESIGN	United States	09/30/1938	71/411142	02/21/1939	0365052	Federal-Mogul Motorparts LLC	REGISTERED	MP
SUPER STRENGTH	United States	01/24/2003	78/207035	08/24/2004	2877129	Federal-Mogul Motorparts LLC	REGISTERED	MP
SURE SIGNAL LOGO	United States	08/01/2018	88/061678			Federal-Mogul Motorparts LLC	FILED	MP
THE CLEAREST CHOICE	United States	06/14/2001	76/272221	09/17/2002	2620693	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
THE PROBLEM SOLVER	United States	12/24/2011	85/503583	06/03/2014	4543905	Federal-Mogul Motorparts LLC	REGISTERED	MP
THE STOP BOX	United States	07/05/1973	72/462278	03/11/1975	1006563	Federal-Mogul Motorparts LLC	REGISTERED	MP
THERE'S A CHAMPION IN HERE	United States	08/10/2016	87/133235			Federal-Mogul Motorparts LLC	FILED	MP
THERE'S A CHAMPION IN HERE DESIGN	United States	08/10/2016	87/133260			Federal-Mogul Motorparts LLC	FILED	MP
THERMFLEX	United States	08/01/1995	74/709536	12/31/1996	2026563	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
THERM-L-GARD	United States	05/12/2006	78/882527	02/09/2010	3747863	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
THERM-L-LITE	United States	05/15/1998	75/485699	08/29/2000	2380348	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
THERMOCORD	United States	02/25/1981	73/298644	05/11/1982	1195191	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
THERMOJACKET	United States	02/22/1983	73/414580	12/25/1984	1311077	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT

THERMOQUIET	United States	06/14/2001	76/271659	05/14/2002	2569946	Federal-Mogul Motorparts LLC	REGISTERED	MP
THERMOQUIET	United States	05/26/2016	87/051051	07/25/2017	5248770	Federal-Mogul Motorparts LLC	REGISTERED	MP
THERMOTAPE	United States	02/22/1983	73/414579	12/18/1984	1310031	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
THERMOTAPE	United States	02/25/1981	73/298643	05/11/1982	1195190	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
THINGLIDE	United States	04/30/2018	87/900754			Federal-Mogul Valvetrain GmbH	FILED	PT
TQ	United States	09/15/2003	78/300637	07/12/2005	2968582	Federal-Mogul Motorparts LLC	REGISTERED	MP
TRANSFORM	United States	07/13/2012	85/676726	11/05/2013	4429679	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
TRUCKIN' SMART TRAINING	United States	08/22/2018	88/088741			Federal-Mogul Motorparts LLC	FILED	MP
TRUVIEW	United States	12/02/2002	78/190079	02/12/2008	3382667	Federal-Mogul Motorparts LLC	REGISTERED	MP
TUFF COIL	United States	08/28/1992	74/308676	12/28/1993	1813615	Federal-Mogul Motorparts LLC	REGISTERED	MP
TWISTTUBE	United States	03/26/1997	75/264072	11/17/1998	2203594	FEDERAL-MOGUL POWERTRAIN LLC	REGISTERED	PT
UNIPISTON	United States	03/15/1990	74/038678	08/20/1991	1654276	FEDERAL-MOGUL LLC	REGISTERED	PT
VEHICLE DESIGN	United States	05/06/2014	86/272996			FEDERAL-MOGUL LLC	FILED	MP
VEHICLE DESIGN	United States	07/08/2014	86/331499			FEDERAL-MOGUL LLC	FILED	MP
VISTA	United States	10/13/2011	85/446881	04/08/2014	4511162	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
WAGNER	United States	09/23/1997	75/361950	01/05/1999	2216139	Federal-Mogul Motorparts LLC	REGISTERED	MP
WAGNER	United States	11/22/2013	86/127120	04/21/2015	4724732	Federal-Mogul Motorparts LLC	REGISTERED	MP
WAGNER BRAKE RATE	United States	02/26/2016	86/921241			Federal-Mogul Motorparts LLC	FILED	MP
WAGNER LOCKHEED & V DEVICE	United States	09/15/1958	72/058967	06/21/1960	0699638	Federal-Mogul Motorparts LLC	REGISTERED	MP
WAGNER NEW LOGO	United States	02/02/2017	87/321793	09/26/2017	5294889	Federal-Mogul Motorparts LLC	REGISTERED	MP
WAGNER OE21 LOW COPPER	United States	05/01/2013	85/920236	01/27/2015	4679458	Federal-Mogul Motorparts LLC	REGISTERED	MP
WAGNER OE25 ZERO COPPER	United States	05/30/2017	87/467610			Federal-Mogul Motorparts LLC	FILED	MP
WAGNER QS DESIGN	United States	03/13/2015	86/563626			Federal-Mogul Motorparts LLC	FILED	MP
WAGNER SD DESIGN	United States	03/16/2015	86/564793	12/05/2017	5350944	Federal-Mogul Motorparts LLC	REGISTERED	MP
WAGNER TRIANGLE A BRAKE PRODUCTS	United States	12/02/1997	75/398695	03/14/2000	2327682	FEDERAL-MOGUL PRODUCTS, INC.	REGISTERED	MP
WHERE SEALING IS A SCIENCE (DESIGN)	United States	04/10/1978	73/165724	10/16/1979	1126073	FEDERAL-MOGUL LLC	REGISTERED	MP
WINTER DEFENSE	United States	10/13/2011	85/446875	04/30/2013	4329008	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
WINTER EXTREME	United States	04/23/2014	86/260388	04/12/2016	4937328	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP
ZANXX	United States	10/10/1989	73/830077	05/01/1990	1594042	FEDERAL-MOGUL IGNITION COMPANY	REGISTERED	MP

SCHEDULE 3.07

DEPOSIT ACCOUNTS

Bank Name	Account Number *Denotes that the account will be added on October 31, 2018	Grantor	Currency	Description	Excluded Deposit Account? (Y/N)
JPMorgan Chase	1076017	Tenneco Inc.	USD	Concentration	N

JPMorgan Chase	TBD	Tenneco Inc.	USD	Concentration	N

JPMorgan Chase	1076009	Tenneco Automotive Operating Company Inc.	USD	Concentration	N

JPMorgan Chase	632618054	Tenneco Automotive Operating Company Inc.	USD	Accounts Payable	N

JPMorgan Chase	496553871	Tenneco Automotive Operating Company Inc.	USD	Prime Revenue AP	N

JPMorgan Chase	2911909395	Tenneco Automotive Operating Company Inc.	USD	Accounts Payable	N

JPMorgan Chase	291910229	Tenneco Automotive Operating Company Inc.	USD	Prime Revenue AP	N

JPMorgan Chase	2911907357	Tenneco Automotive Operating Company Inc.	USD	Concentration	N

Scotiabank	476960172014	Tenneco Automotive Operating Company Inc.	USD	Concentration	N

Scotiabank	TBD	Tenneco Automotive Operating Company Inc.	USD	Concentration	N

Scotiabank	476960055719	Tenneco Automotive Operating Company Inc.	USD	Lockbox	N

Scotiabank	476960055816	Tenneco Automotive Operating Company Inc.	USD	Lockbox	N

Scotiabank	476960055913	Tenneco Automotive Operating Company Inc.	USD	Lockbox	N

Scotiabank	476960056014	Tenneco Automotive Operating Company Inc.	USD	Lockbox	N

Bank Name	Account Number *Denotes that the account will be added on October 31, 2018	Grantor	Currency	Description	Excluded Deposit Account? (Y/N)
Bank of America	4427319862	Tenneco Automotive Operating Company Inc.	USD	Rebate Program	N

PNC Bank	1028897002*	Tenneco Automotive Operating Company Inc.	USD	Concentration	N

PNC Bank	1028896974*	Tenneco Automotive Operating Company Inc.	USD	Collections	N

PNC Bank	1028896982*	Tenneco Automotive Operating Company Inc.	USD	Collections	N

PNC Bank	1028896931*	Tenneco Automotive Operating Company Inc.	USD	Collections	N

PNC Bank	1028896958*	Tenneco Automotive Operating Company Inc.	USD	Collections	N

PNC Bank	1028896966*	Tenneco Automotive Operating Company Inc.	USD	Collections	N

Citibank	31028225	Federal-Mogul Filtration LLC	USD	Receipts / Collections	N

Citibank	30956601	Federal-Mogul LLC	USD	Bank Fees	N

Fifth Third Bank	7914640821	Federal-Mogul Motorparts LLC	USD	Motorparts Disbursement Account	N

Fifth Third Bank	7914640359	Federal-Mogul Motorparts LLC	USD	Motorparts Concentration Receipt / Disbursement Account	N

Fifth Third Bank	7914640458	Federal-Mogul Motorparts LLC	USD	Motorparts Receipts / Collections	N

Fifth Third Bank	7914339580	Federal-Mogul Motorparts LLC	USD	Export (Sunrise) Customer Receipts / Collections	N

Fifth Third Bank	7914640268	Federal-Mogul Motorparts LLC	USD	Supply Chain Financing Account	N

Bank Name	Account Number *Denotes that the account will be added on October 31, 2018	Grantor	Currency	Description	Excluded Deposit Account? (Y/N)
Fifth Third Bank	7914640953	Federal-Mogul Motorparts LLC	USD	Motorparts Concur – Disbursement Account	N

Fifth Third Bank	7915874411	Federal-Mogul Motorparts LLC	USD	Motorparts Collection Account	N

Fifth Third Bank	7914640300	Federal-Mogul Motorparts LLC	USD	Motorparts Collection Account NAPD	N

Fifth Third Bank	7914640722	Beck Arnley Holdings LLC	USD	Motorparts Collection / Disbursement Account	N

Fifth Third Bank	7481298664	Federal-Mogul Powertrain LLC	USD	Powertrain Disbursement Account	N

Fifth Third Bank	7481298631	Federal-Mogul Powertrain LLC	USD	Powertrain Disbursement Account	N

Fifth Third Bank	7913715160	Federal-Mogul Powertrain LLC	USD	Powertrain Concentration Receipt / Disbursement Account	N

Fifth Third Bank	7914339648	Federal-Mogul Powertrain LLC	USD	OEM Collection Account	N

Fifth Third Bank	7481874381	Federal-Mogul Valve Train International LLC	USD	Powertrain Disbursement Account	N

Fifth Third Bank	7481874324	Federal-Mogul Valve Train International LLC	USD	Powertrain Disbursement Account	N

Fifth Third Bank	7914339523	Federal-Mogul Powertrain LLC	USD	Non Trade Depository Collection Account	N

Bank Name	Account Number *Denotes that the account will be added on October 31, 2018	Grantor	Currency	Description	Excluded Deposit Account? (Y/N)
Fifth Third Bank	7914339705	Federal-Mogul Powertrain LLC	USD	Retiree Payments	Y

Fifth Third Bank	7481048093	Federal-Mogul Powertrain LLC	USD	Payroll	Y

Fifth Third Bank	7913715343	Federal-Mogul Powertrain LLC	USD	US Asbestos Trust Reimbursement Account	N

Fifth Third Bank	7914640482	Federal-Mogul Powertrain LLC	USD	Powertrain Concur – Disbursement Account	N

Fifth Third Bank	7481890957	Federal-Mogul Motorparts LLC	USD	Motorparts Non- SAP Disbursement Account	N

Wells Fargo Bank	7774011097	Federal-Mogul LLC	EUR	EUR FX Account	N

Wells Fargo Bank	7770010457	Federal-Mogul LLC	GBP	GBP FX Account	N

Wells Fargo Bank	7775037455	Federal-Mogul LLC	JPY	JPY FX Account	N

Wells Fargo Bank	4123512428	Federal-Mogul LLC	USD	USD Fee Account	N

SCHEDULE 3.09

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 4.01

CERTAIN CERTIFICATED SECURITIES

As set forth below, the provisions of Section 4.01 shall not apply to the Capital Stock of the following Foreign Subsidiaries:

Grantor	Issuer	Permitted Deviation from Section 4.1
Federal-Mogul Products Company, LLC (f/k/a Federal-Mogul Products, Inc.)	Productos de Frenos Automotrices de Calidad S.A. de C.V.	The Issuer, acquired through an acquisition, is dormant, but the Grantor has never had sufficient paperwork to liquidate the Issuer. The Grantor shall not be required to deliver certificates for this Issuer so long as such Issuer remains dormant.

Federal-Mogul Valve Train International LLC	Forjan Macquinas S. de R.L. C.V. (Mexico)	The Grantor owns 0.01% of the Issuer. So long as the Grantor owns less than 5% of the equity of the Issuer, the Grantor shall not be required to deliver certificates for the Issuer.

Exhibit A to

Collateral Agreement

ASSUMPTION AGREEMENT, dated as of             , 20    , made by                      (the “Additional Grantor”), in favor of Wilmington Trust, National Association, not individually but solely as Collateral Trustee (the “Collateral Trustee”) under the Collateral Agreement, dated as of October 1, 2018 (as amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among Tenneco Inc., a Delaware corporation (the “Company”), the Subsidiaries of Company parties thereto and the Collateral Trustee.

W I T N E S S E T H :

WHEREAS, Company and certain of its Subsidiaries (other than the Additional Grantor) have entered into the Collateral Agreement in favor of the Collateral Trustee for the benefit of the Credit Facility Secured Parties;

WHEREAS, the Additional Grantor desires to become a party to the Collateral Agreement as a Grantor thereunder; and

WHEREAS, terms defined in the Collateral Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

NOW, THEREFORE, IT IS AGREED:

1. Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 7.11 of the Collateral Agreement, hereby becomes a party to the Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article 3 of the Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Governing Law. THIS ASSUMPTION AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex 1-A to

Assumption Agreement

Supplement to Schedule 1.01A

Supplement to Schedule 1.01B

Supplement to Schedule 1.01C

Supplement to Schedule 3.02

Supplement to Schedule 3.06

Supplement to Schedule 3.07

Supplement to Schedule 3.09

Supplement to Schedule 4.01

Exhibit B to

Collateral Agreement

DEPOSIT ACCOUNT CONTROL AGREEMENT

DEPOSIT ACCOUNT CONTROL AGREEMENT dated as of             , 20     among                      (the “Lien Grantor”), ***NAME OF LIEN GRANTEE***, as Collateral Trustee (the “Secured Party”), and                      (the “Bank”). All references herein to the “UCC” refer to the Uniform Commercial Code as in effect from time to time in [the State of New York]. Terms defined in the UCC have the same meanings when used herein.

W I T N E S S E T H:

WHEREAS, the Lien Grantor is the Bank’s customer (as defined in Section 4104(1)(e) of the UCC) with respect to the Account (as defined below);

WHEREAS, pursuant to a Collateral Agreement, dated as of October 1, 2018 (as such agreement may be amended and/or supplemented from time to time, the “Security Agreement”), the Lien Grantor has granted to the Secured Party a continuing security interest (the “Transaction Lien”) in all right, title and interest of the Lien Grantor in, to and under the Account; and

WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Transaction Lien on the Account and any and all funds or deposits from time to time held therein or credited thereto, whether now owned or existing or hereafter acquired or arising;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Establishment of Account. The Bank confirms that:

(i) the Bank has established account number [identify account number] in the name of “[name of Lien Grantor]” (such account and any successor account, the “Account”);

(ii) the Account is a “deposit account” as defined in Section 9-102(a)(29) of the UCC; and

(iii) the Bank is a “bank” (as defined in section 9-102 of the UCC) and is acting in such capacity in respect of the Account.

Section 2. Instructions. The Lien Grantor, the Secured Party and the Bank agree that the Bank will comply with (i) any instruction originated by the Secured Party directing disposition of funds in the Account and (ii) any other instruction from the Secured Party in respect of the Account, in each case without further consent by the Lien Grantor or any other person.

Section 3. Waiver of Lien; Waiver of Set-off. The Bank waives any security interest, lien or right to make deductions or setoffs that it may now have or hereafter acquire in or with respect to the Account or any or all funds or deposits from time to time held therein or credited thereto. No amounts credited to the Account will be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Secured Party [(except that the Bank may set off (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Account and (ii) the face amount of any checks that have been credited to the Account but are subsequently returned unpaid because of uncollected or insufficient funds)].

Section 4. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of [the State of New York]. [The State of New York] shall be deemed to be the bank’s jurisdiction (as defined in Section 9-304 of the UCC) with respect to the Account.

Section 5. Conflict with Other Agreements. There is no agreement (except this Agreement) between the Bank and the Lien Grantor with respect to the Account [except for [identify any existing other agreements] (the “Existing Other Agreements”)]. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement [(including any Existing Other Agreement)] between the Bank and the Lien Grantor with respect to the Account or any or all funds or deposits from time to time held therein or credited thereto, whether now existing or hereafter entered into, the terms of this Agreement shall prevail. [If any Existing Other Agreement does not specify that it is governed by the laws of [the jurisdiction specified in Section 4], such Existing Other Agreement is hereby amended to specify that it is governed by the laws of [the jurisdiction specified in Section 4].

Section 6. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

Section 7. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor, the Bank does not know of any claim to, or interest in, the Account or any or all funds or deposits held therein or credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Account or any or all funds or deposits held therein or credited thereto, the Bank will promptly notify the Secured Party and the Lien Grantor thereof.

Section 8. Maintenance of Account. In addition to, and not in lieu of, the obligation of the Bank to honor instructions originated by the Secured Party as agreed in Section 2 hereof, the Bank agrees to maintain the Account as follows:

(i) Lien Grantor Entitlement Orders; Notice of Exclusive Control. So long as the Bank has not received a Notice of Exclusive Control (as defined below), the Bank may comply with instructions originated by the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Account and any or all funds or deposits held therein or credited thereto. After the Bank receives a written notice from the Secured Party that it is exercising exclusive control over the Account (a “Notice of Exclusive Control”), the Bank will cease complying with instructions originated by the Lien Grantor or any of its agents.

(ii) Statements. The Bank will promptly send copies of all statements and other correspondence concerning the Account simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 11 hereof.

(iii) Tax Reporting. All items of income, gain, expense and loss recognized in the Account or in respect of any funds or deposits held therein or credited thereto shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.

Section 9. Representations, Warranties and Covenants of the Bank. The Bank makes the following representations, warranties and covenants:

(i) The Account has been established as set forth in Section 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. The Bank will not change the name or account number of the Account without the prior written consent of the Secured Party.

(ii) Neither the Account nor any funds or deposits at any time held therein or credited thereto is or will be evidenced by any instrument (as defined in Section 9-102 of the UCC) or constitutes or will constitute investment property (as defined in Section 9-102 of the UCC)

(iii) This Agreement is a valid and binding agreement of the Bank enforceable in accordance with its terms.

(iv) The Bank has not entered into, and until the termination of this Agreement will not enter into, any agreement with any person (other than the Secured Party) relating to the Account and/or any funds or deposits held therein or credited thereto pursuant to which it has agreed, or will agree, to comply with instructions of such person. The Bank has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Bank to comply with instructions originated by the Secured Party as agreed in Section 2 hereof.

Section 10. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 11. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

Lien Grantor:

Secured Party:

Bank:

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above.

Section 12. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Transaction Lien, (ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Bank hereunder shall continue in effect until the Secured Party has notified the Bank in writing that the Transaction Lien has been terminated pursuant to the terms of the Security Agreement.

[NAME OF LIEN GRANTOR]

By:
Name:
Title:

***NAME OF LIEN GRANTEE***,
as Collateral Trustee

By:
Name:
Title:

[NAME OF BANK]

By:
Name:
Title:

Exhibit A

[Letterhead of Secured Party]

[Date]

[Name and Address of Bank]

Attention:

Re: Notice of Exclusive Control

Ladies and Gentlemen:

As referenced in the Deposit Account Control Agreement dated as of             ,              among [name of Lien Grantor], us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over deposit account number                         (the “Account”) and all funds and deposits from time to time held therein or credited thereto. You are instructed not to accept any directions or instructions with respect to the Account or the funds or deposits held therein or credited thereto from any person other than the undersigned unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [name of Lien Grantor].

Very truly yours,

***NAME OF LIEN GRANTEE***,
as Collateral Trustee

By:
Name:
Title:

cc: [name of Lien Grantor]

Exhibit C to

Collateral Agreement

PERFECTION CERTIFICATE

                     , 2018

With reference to the (x) Collateral Agreement dated as of the date hereof among TENNECO INC. (“Company”), Wilmington Trust, National Association, as collateral trustee under the Collateral Trustee Agreement (in such capacity, the “Collateral Trustee”) and the Subsidiaries of Company (together with Company, collectively the “Grantors” and, individually a “Grantor”) (the “Collateral Agreement”), and (y) the Collateral Trust Agreement (as defined in the Collateral Agreement) (capitalized terms used but not defined herein shall have the meaning assigned to such term in the Collateral Agreement), the Company, on behalf of each Grantor, hereby certifies as follows:

Section 1. Legal Names, Organizations and Jurisdictions of Organization. (a) Set forth on Schedule 1(a) is the exact legal name, the type of organization and the jurisdiction of organization or formation, as applicable, of each Grantor.

(b) Except as set forth on Schedule 1(b), no Grantor has, within the past five years, changed its legal name, jurisdiction of organization or its corporate structure in any way (e.g., by merger or consolidation with any other Person or acquired all or substantially all of the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) another Person (other than any other Grantor)).

(c) Set forth on Schedule 1(c) is each trade name or assumed name used by any Grantor during the past five years or by which any Grantor has been known or has transacted any business during the past five years.

Section 2. Organizational and Federal Taxpayer Identification Numbers. Set forth on Schedule 2 is (i) the jurisdiction of organization and the form of organization of each Grantor, (ii) the organizational identification number, if any, assigned by such jurisdiction, (iii) the address (including street address, city, county and state) of the chief executive office of such Grantor or the registered office of such Grantor, if applicable, at any time in the past five years and (iv) the U.S. federal taxpayer identification number of each Grantor.

Section 3. Acquisitions of Capital Stock or Assets. Except as set forth on Schedule 3, no Grantor has acquired any Capital Stock of another entity or substantially all the assets of another entity within the past five years.

Section 4. UCC Filings; Authorization to File Financing Statements. (a) Financing statements have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located. Set forth on Schedule 4 is a true and correct list of each such filing and the Uniform Commercial Code filing office in which such filing is to be made.

(b) Each Grantor, to the extent permitted by applicable law, hereby agrees to file and hereby authorizes the Collateral Trustee to file financing or continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as the Collateral Trustee may determine, in its reasonable discretion, are necessary or advisable to perfect the security interest granted or to be granted to the Collateral Trustee for the benefit of the Credit Facility Secured Parties. Such financing statements may describe the collateral in the same manner as described in the agreement granting a security interest or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Trustee may determine, in its reasonable discretion, is necessary or advisable to ensure the perfection of the security interest in the collateral granted or to be granted to the Collateral Trustee for the benefit of the Credit Facility Secured Parties, including, without limitation, describing such property as “all assets” or “all personal property.”

Section 5. Real Property. (a) Set forth on Schedule 5(a) is a true and correct list of (i) all real property owned, leased or otherwise held by each Grantor as of the Closing Date (including fixtures) having a value, in the reasonable opinion of Company, of $[5,000,000] or greater to be encumbered by a Mortgage and fixture filing, which real property includes all real property owned by each Grantor as of the Closing Date, (iii) the common names, addresses and uses of each Mortgaged Property (stating improvements located thereon), (iv) the county or other jurisdiction in which a Mortgage and, if applicable, a fixture filing on each Mortgage is to be recorded and/or filed and (v) any other information relating thereto required by Schedule 5(a).

(b) Except as described in Schedule 5(b), (i) no Grantor has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or grantor with respect to any of the real property listed in Schedule 5(a) and (ii) no Grantor has any leases which require the approval, consent, exemption, authorization, or other action by, or notice to, or filing with any federal, state, local, supranational or foreign court or governmental agency, authority, instrumentality or regulatory body, or any other Person for the transactions contemplated by the Credit Agreement.

Section 6. Tangible Personal Property. Set forth on Schedule 6 are all the locations where any Grantor currently maintains or has maintained within the past five years any of its tangible personal property (including goods, inventory and equipment), including property in the possession of a third party (e.g., warehouseman or other bailee) to the extent not provided pursuant to Section 5 above.

Section 7. Investment-Related Property. Set forth on Schedule 7 is a true and correct list, for each Grantor, of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other Capital Stock of Company or any Subsidiary or (to the extent such Capital Stock is certificated) of any other Person owned, beneficially or of record, by such Grantor, specifying the issuer and certificate number (if any) of, and the number and percentage of ownership represented by, such Capital Stock and setting forth the percentage of such Capital Stock pledged under the Security Documents.

Section 8. Debt Instruments. Set forth on Schedule 8 is a true and correct list, for each Grantor, of all promissory notes and other instruments held by such Grantor that are required to be pledged under the Security Documents, including all intercompany notes between or among Company and the Subsidiaries, and to the extent applicable, specifying the creditor and debtor thereunder and the outstanding principal amount thereof.

Section 9. Intellectual Property. (a) Set forth on Schedule 9(a) is a true and correct list, for each Grantor, of all Patents and Patent applications owned by such Grantor (except, for the avoidance of doubt, as otherwise indicated on Schedule 9(a)), including the name of the owner, title, registration or application number of any registrations or applications.

(b) Set forth on Schedule 9(b) is a true and correct list, for each Grantor, of all Trademark and service mark registrations and applications owned by such Grantor (other than intent-to-use Trademark and service mark applications), including the name of the registered owner and the registration or application number of any registrations and applications.

(c) Set forth on Schedule 9(c) is a true and correct list, for each Grantor, of all Copyright registrations and applications owned by such Grantor, including the name of the registered owner, title and the registration number of any Copyright registrations.

(d) Set forth on Schedule 9(d) is a true and correct list, for each Grantor, of all exclusive Copyright Licenses under which such Grantor is a licensee, including the name and address of the licensor under such exclusive Copyright License and the name of the registered owner, title and the registration or serial number of any copyright registration to which such exclusive Copyright License relates.

Section 10. Commercial Tort Claims. Set forth on Schedule 10 is a true and correct list of Commercial Tort Claims held by any Grantor, including a brief description thereof.

Section 11. Letter of Credit Rights. Set forth on Schedule 11 is a true and correct list of all letters of credit issued in favor of any Grantor, as beneficiary thereunder.

Section 12. Securities Accounts. Set forth on Schedule 12 is a true and correct list of all securities accounts in which any Grantor maintains securities or other similar assets.

Section 13. Deposit Accounts. Set forth below on Schedule 13 is a true and correct list of all deposit accounts of each Grantor.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Perfection Certificate to be executed as of the date first written above by its officer thereunto duly authorized.

TENNECO INC.

By:
Name:
Title:

SCHEDULE 1(a)

Legal Names, Organizations and Jurisdictions of Organization

Grantor’s Legal Name	Type of Organization	Jurisdiction of Organization/Formation
1.
2.
3.

SCHEDULE 1(b)

Changes to Legal Name, Jurisdiction or Organization

Grantor	Corporate Name of Predecessor Entity	Description of Change (and date)	Jurisdiction of Organization/ Formation
1.
2.
3.

SCHEDULE 1(c)

Trade Names

Grantor	Trade Name

SCHEDULE 2

Organizational and Federal Taxpayer Identification Numbers

Grantor	Jurisdiction of Organization (and form)	Organizational Identification Number	Address of Chief Executive Office	Federal Taxpayer Identification Number
1.
2.
3.
4.

SCHEDULE 3

Acquisitions of Capital Stock or Assets

Acquired Business	Acquiring Grantor	Acquisition Date	Operations & Locations(s)

SCHEDULE 4

UCC Filings

Grantor	UCC Filing Office / County Recorder’s Office
1.
2.
3.

SCHEDULE 5(a)

Real Property

I. Owned Real Property

Entity of Record	Common Name and Address	County or Other Recording/Filing Office (if subject to Mortgage)	Purpose/Use	Improvements Located on Real Property	Approximate Square Footage (for non-landfill properties)	To be Encumbered by Mortgage and Fixture Filing	Option to Purchase/Right of First Refusal

II. Real Property Leased or Otherwise Held by a Grantor

Owner/Landlord of Record	Lessee/Grantor	Common Name and Address	To Be Encumbered by Mortgage or Fixture Filing	County or Other Recording/Filing Office (if subject to Mortgage)	Purpose/Use	Improvements Located on Property	Approximate Square Footage (for non-landfill properties if subject to mortgage) (1)

Operating Leases/Agreements

Owner/Landlord of Record	Lessee/Grantor	Common Name and Address	To Be Encumbered by Mortgage or Fixture Filing	County or Other Recording/Filing Office (if subject to Mortgage)	Purpose/Use	Improvements Located on Property	Approximate Square Footage (for non-landfill properties if subject to mortgage) (1)

(1)

Square footage estimates represent amounts provided for property and casualty insurance coverage purposes and do not represent net usable area. Furthermore, Grantors make no representations or warranties whatsoever as to the actual square footage of any improvements.

SCHEDULE 5(b)

I. Landlord’s / Grantor’s Consent Required

II. Leases, Subleases, Tenancies, Franchise Agreements, Licenses or Other Occupancy Agreements Pursuant to which any Grantor holds Landlord’s / Grantor’s Interest

SCHEDULE 6

Tangible Personal Property

(to the extent not listed in Schedule 5(a) above)

SCHEDULE 7

Stock Ownership and Other Capital Stock

Grantor	Issuer and Type of Organization	Certificate Number (if certificated)	Number of Capital Stock	Percentage of Ownership	Percentage Pledged

SCHEDULE 8

Debt Instruments

Grantor	Type and Description of Debt Instrument (including date)	Original Principal Amount	Maturity Date

SCHEDULE 9

Intellectual Property

Schedule 9(a): Patents

Schedule 9(b): Trademarks

Schedule 9(c): Copyrights

Schedule 9(d): Copyright Licenses

SCHEDULE 10

Commercial Tort Claims

Grantor	Amount of Commercial Tort Claim	Description

SCHEDULE 11

Letter of Credit Rights

SCHEDULE 12

Securities Accounts

SCHEDULE 13

Deposit Accounts

Grantor	Depository Institution & Address	Account Number	Type of Account	Account Name

Exhibit D-1 to

Collateral Agreement

LIST OF MATERIAL GOVERNMENT CONTRACTS

Contract Number	Name of Government Entity Purchaser	Type of Products Sold	Agreement Start Date/End Date	Commitment to Purchase (Y/N)

Exhibit D-2 to

Collateral Agreement

ASSIGNMENT OF GOVERNMENT CONTRACTS

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto Wilmington Trust, National Association, as Collateral Trustee, all monies due or to become due under the contracts identified in Exhibit D-1 hereto, on this [        ] day of [                    ], 20[        ].

[GRANTOR]

By:
Name:
Title:

Exhibit D-3 to

Collateral Agreement

NOTICE OF ASSIGNMENT OF GOVERNMENT CONTRACTS

TO: [Name of Government Entity]

This has reference to Contract No.          dated                     , entered into between [GRANTOR], [GRANTOR’S ADDRESS] (the “Contractor”), and                                  [governmental agency, name of office, and address], for                                                   [describe nature of the contract].

Moneys due or to become due under the contract described above have been assigned to the undersigned under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. Section 3727 and 41 U.S.C. 6305.

A true copy of the instrument of assignment executed by the Contractor on                                  is attached to the original notice.

Payments due or to become due under this contract should be made to the undersigned assignee.

Please return to the undersigned the three enclosed copies of this notice with appropriate notations showing the date and hour of receipt, and signed by the person acknowledging receipt on behalf of the addressee.

Very truly yours,

Wilmington Trust, National Association, as Collateral Trustee

By:
Name:
Title:

ACKNOWLEDGMENT

Receipt is acknowledged of the above notice and of a copy of the instrument of assignment. They were received at                  (a.m.) (p.m.) on                             ,         .

[signature and title]

On Behalf of

[name of addressee of this notice]